UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21265

PowerShares Exchange-Traded Fund Trust

(Exact name of registrant as specified in charter)

3500 Lacey Road

Downers Grove, IL 60515

(Address of principal executive offices) (Zip code)

Andrew Schlossberg

President

3500 Lacey Road

Downers Grove, IL 60515

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-983-0903

Date of fiscal year end: April 30

Date of reporting period: April 30, 2014

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

April 30, 2014

2014 Annual Report to Shareholders

DWAQ	PowerShares DWA NASDAQ Momentum Portfolio (formerly PowerShares Dynamic OTC Portfolio)

PWC	PowerShares Dynamic Market Portfolio

PRF	PowerShares FTSE RAFI US 1000 Portfolio

PRFZ	PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

2

The Market Environment

Domestic Equity

The U.S. equity market rose to multiyear or all-time highs during the fiscal year ended April 30, 2014.1 Corporate earnings were resilient in the face of modest economic growth, driven by strong profitability across many sectors, and fundamentals for corporations and consumers remained relatively stable following significant recovery in prior years.

However, the fiscal year began with capital markets in the U.S. declining. In May and June 2013, equity and fixed income markets fell following then-U.S. Federal Reserve (the “Fed”) Chairman Ben Bernanke’s comments suggesting that the time was approaching to reduce, or “taper,” the size of its bond buying economic stimulus program. This sell-off was brief but broad, and few asset classes were immune. Markets stabilized in mid-summer and generally rose, with some brief interruptions, through the end of 2013. The Fed’s announcement in December that tapering of its bond purchases would begin in early 2014 had little effect on equities as the announcement was widely anticipated. After strong performance in the second half of 2013, the U.S. equity market turned volatile in the first four months of 2014 as investors worried that stocks may have risen too high, too fast in 2013. Adding to this investor uncertainty during 2014 was political upheaval in Ukraine and signs of economic sluggishness in the U.S. and China.

[1]	Source: Reuters

3

DWAQ	Manager’s Analysis
PowerShares DWA NASDAQ Momentum Portfolio (DWAQ)

Effective February 19, 2014, the Fund’s name changed from PowerShares Dynamic OTC Portfolio to PowerShares DWA NASDAQ Momentum Portfolio and the underlying index changed from Dynamic OTC IntellidexSM Index to Dorsey Wright NASDAQ Technical Leaders Index. The Fund changed its ticker symbol from PWO to DWAQ and also changed its investment objective and investment policies.

As an index fund, the PowerShares DWA NASDAQ Momentum Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright NASDAQ Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Index.

Dorsey Wright & Associates, LLC (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider includes companies in the Index pursuant to a proprietary methodology that is designed to identify companies that demonstrate powerful relative strength characteristics based upon their market performance. The Index Provider ranks a starting universe of approximately 1,000 equity securities traded on The NASDAQ Stock Market, LLC that have the largest market capitalizations using a proprietary methodology based upon each security’s market performance to determine each securities “momentum” score. A “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. Each security’s score is based on intermediate and long-term upward price movements relative to a representative market benchmark and the other eligible securities. The Index Provider identifies 100 securities with the highest momentum score to include in the Index. Securities with larger momentum scores receive greater weight within the Index. The Index is rebalanced and reconstituted quarterly, but no changes are made to the Index between these quarterly rebalance dates. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2014, on a market price basis, the Fund returned 16.77%. On a net asset value (“NAV”) basis, the Fund returned 16.64%. During the same time period, the Blended- Dorsey Wright NASDAQ Technical Leaders Index returned 17.43%, while the Dynamic OTC IntellidexSM Index, the Fund’s previous underlying index, returned 29.05%. Although the underlying index changed, the Fund fully replicated the components of the previous and current, as applicable underlying index, during such periods as the Fund was seeking to track the relevant index during the fiscal year; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the NASDAQ Composite Index (the “Benchmark Index”) returned 23.61%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,499 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of broad-based equity market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the equity market.

The performance of the Fund differed from the Benchmark Index because the Index employs a proprietary stock selection and weighting methodology whereas the Benchmark Index selects and weights stocks based on market capitalization. More specifically, the Fund was most overweight in the healthcare and information technology sectors and most underweight in the materials and consumer staples sectors during the fiscal year ended April 30, 2014. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to these sector allocations.

For the fiscal year ended April 30, 2014, the healthcare sector contributed most significantly to the Fund’s return, followed by the consumer discretionary and consumer staples sectors, respectively. Energy was the only detracting sector.

Positions that contributed most significantly to the Fund’s return included Keurig Green Mountain, Inc., a consumer staples company (portfolio average weight of 2.19%), and Micron Technology, Inc., an information technology company (portfolio average weight of 1.54%). Positions that detracted most significantly from the Fund’s return included Jazz Pharmaceuticals PLC, a health care company (portfolio average weight of 0.68%), and CalAmp Corp., an information technology company (portfolio average weight of 0.3%).

4

PowerShares DWA NASDAQ Momentum Portfolio (DWAQ) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2014
Health Care	38.1
Information Technology	23.6
Consumer Discretionary	19.2
Industrials	9.6
Financials	4.3
Energy	2.5
Consumer Staples	2.0
Materials	0.7
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2014
Security
Gilead Sciences, Inc.	3.5
Apple, Inc.	3.4
Jazz Pharmaceuticals PLC	3.1
Starz, Class A	3.0
Accelerate Diagnostics, Inc.	2.8
Henry Schein, Inc.	2.7
Priceline Group, Inc. (The)	2.6
Regeneron Pharmaceuticals, Inc.	2.0
Measurement Specialties, Inc.	1.9
ACADIA Pharmaceuticals, Inc.	1.9
Total	26.9

5

PowerShares DWA NASDAQ Momentum Portfolio (DWAQ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of 4/30/14

Index	1 Year	3 Years Avg. Ann.†††	3 Years Cumulative	5 Years Avg. Ann.†††	5 Years Cumulative	10 Years Avg. Ann.†††	10 Years Cumulative	Fund Inception†
								Avg. Ann.†††	Cumulative
Blended-Dorsey Wright NASDAQ Technical LeadersTM††	17.43%	7.74%	25.05%	15.82%	108.43%	6.76%	92.42%	8.64%	148.66%
Dorsey Wright NASDAQ Technical LeadersTM††	19.16	11.93	40.22	N/A	N/A	N/A	N/A	N/A	N/A
Dynamic OTC IntellidexSM Index††	29.05	11.18	37.43	18.03	129.06	7.78	111.46	9.57	173.28
NASDAQ Composite Index	23.61	12.71	43.19	19.10	139.59	7.92	114.29	9.79	179.42
Fund
NAV Return	16.64	6.94	22.31	14.99	101.04	6.10	80.78	7.93	131.57
Market Price Return	16.77	6.94	22.30	14.98	100.98	6.08	80.43	7.92	131.21

Fund Inception: May 1, 2003

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2015. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.96%, including acquired fund fees and expenses of 0.01%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

††	“5 Years,” “10 Years” and “Fund Inception” performance for the Dorsey Wright NASDAQ Technical LeadersTM Index is not available because that Index did not commence calculation until March 31, 2011. The Blended-Dorsey Wright NASDAQ Technical LeadersTM Index performance is comprised of the performance of the Dynamic OTC IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2014.

†††	Average annualized.

6

PWC	Manager’s Analysis
PowerShares Dynamic Market Portfolio (PWC)

As an index fund, the PowerShares Dynamic Market Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Market IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

NYSE Arca, Inc. (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider includes stocks that, based upon its rankings, it believes possess the greatest investment potential for the Index. The Index uses market-like sector weightings and market-capitalization groupings in seeking to produce a sector and size dispersion similar to the overall broad market. The Index Provider ranks the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ for investment potential using a proprietary model. The Index Provider ranks companies quarterly, based on a variety of criteria, including price momentum, earnings momentum, quality, management action, and value factors, and then sorts them based on their cumulative score on the above criteria. The Index Provider divides the universe of stocks into ten economic sectors and divides each sector into two market-capitalization groupings: large and mid/small. The Index includes 100 companies from the top of each sector and size category. The Index Provider selects a defined number of the top ranked large and mid/small stocks within each sector. The number of stocks selected within a sector is predetermined and based on the percentage of the overall market represented by such sector. The Index Provider allocates 70% of the Index weighting to 30 large-capitalization stocks across the sectors and 30% of the Index weighting to 70 mid/small-capitalization stocks across the sectors. The index provider equally weights stock within their size groups. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2014, on a market price basis, the Fund returned 26.15%. On a net asset value (“NAV”) basis, the Fund returned 26.09%. During the same time period, the Index returned 26.97%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 20.44%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a similar broad market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the broad U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Index employs a modified equal weighting and stock selection methodology whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the information technology sector and most underweight in the financials sector during the fiscal year ended April 30, 2014. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the stocks that outperformed within the industrials and health care sectors.

For the fiscal year ended April 30, 2014, the industrials sector contributed most significantly to the Fund’s return, followed by the information technology and health care sectors, respectively. There were no detracting sectors.

Positions that contributed most significantly to the Fund’s return included Delta Air Lines, Inc., an industrials company (portfolio average weight of 1.4%), and Southwest Airlines Co., an industrials company (portfolio average weight of 2.31%). Positions that detracted most significantly from the Fund’s return included PulteGroup, Inc., a consumer discretionary company (portfolio average weight of 0.55%), and Apache Corporation, an energy company (portfolio average weight of 0.86%).

7

PowerShares Dynamic Market Portfolio (PWC) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2014
Information Technology	18.5
Financials	13.9
Consumer Discretionary	13.5
Health Care	12.6
Energy	12.3
Industrials	11.1
Consumer Staples	9.1
Materials	3.8
Utilities	2.9
Telecommunication Services	2.3
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2014
Security
Valero Energy Corp.	4.6
Marathon Oil Corp.	4.2
Archer-Daniels-Midland Co.	3.3
CVS Caremark Corp.	3.0
Hewlett-Packard Co.	2.9
Micron Technology, Inc.	2.8
Mosaic Co. (The)	2.8
Western Digital Corp.	2.7
Northrop Grumman Corp.	2.6
L-3 Communications Holdings, Inc.	2.6
Total	31.5

8

PowerShares Dynamic Market Portfolio (PWC) (continued)

Growth of a $10,000 Investment

Fund Performance History as of 4/30/14

Index	1 Year	3 Years Avg. Ann.††	3 Years Cumulative	5 Years Avg. Ann.††	5 Years Cumulative	10 Years Avg. Ann.††	10 Years Cumulative	Fund Inception†
								Avg. Ann.††	Cumulative
Dynamic Market IntellidexSM Index	26.97%	15.53%	54.22%	19.75%	146.26%	8.94%	135.36%	10.85%	210.66%
S&P 500® Index	20.44	13.83	47.48	19.14	140.02	7.67	109.32	8.98	157.34
Fund
NAV Return	26.09	14.74	51.05	18.92	137.79	8.31	122.22	10.17	190.20
Market Price Return	26.15	14.75	51.12	18.92	137.88	8.30	122.05	10.17	190.17

Fund Inception: May 1, 2003

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2015. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Average annualized.

9

PRF	Manager’s Analysis
PowerShares FTSE RAFI US 1000 Portfolio (PRF)

As an index fund, the PowerShares FTSE RAFI US 1000 Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the FTSE RAFI US 1000 Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index.

FTSE International Limited and Research Affiliates, LLC (collectively, the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider selects its components from the universe of stocks that are incorporated in the United States. The Index is designed to track the performance of the largest U.S. equity stocks that the Index Provider includes in the Index based on four fundamental measures of firm size: book value, cash flow, sales and dividends. The Index Provider ranks the universe of companies by equally weighting each fundamental measure. It then takes 1,000 stocks with the highest fundamental weight and assigns a weight equal to its investable RAFI fundamental value, rather than their market capitalization. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2014, on a market price basis, the Fund returned 21.61%. On a net asset value (“NAV”) basis, the Fund returned 21.68%. During the same time period, the Index returned 22.13%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell 1000® Index (the “Benchmark Index”) returned 20.81%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,000 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad U.S. equity large cap benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. large cap market.

The performance of the Fund differed from the Benchmark Index in part because the Index employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the information technology sector during the fiscal year ended April 30, 2014. The majority of the Fund’s outperformance relative to the

Benchmark Index during that period can be attributed to the stocks that outperformed within these sectors.

For the fiscal year ended April 30, 2014, the financials sector contributed most significantly to the Fund’s return, followed by the industrials and information technology sectors, respectively. There were no detracting sectors.

Positions that contributed most significantly to the Fund’s return included Bank of America Corp., a financials company (portfolio average weight of 2.29%), and Exxon Mobil Corp., an energy company (portfolio average weight of 2.82%). Positions that detracted most significantly from the Fund’s return included Verizon Communications Inc., a telecommunication services company (portfolio average weight of 1.30%), and NII Holdings, Inc., a telecommunication services company (portfolio average weight of 0.05%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2014
Financials	20.2
Energy	13.3
Information Technology	11.4
Industrials	11.0
Consumer Discretionary	10.5
Health Care	10.2
Consumer Staples	10.0
Utilities	5.3
Materials	4.1
Telecommunication Services	4.0
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2014
Security
Exxon Mobil Corp.	3.2
Chevron Corp.	2.2
AT&T, Inc.	2.1
General Electric Co.	1.9
JPMorgan Chase & Co.	1.7
Bank of America Corp.	1.6
Wells Fargo & Co.	1.5
Berkshire Hathaway, Inc., Class B	1.4
Pfizer, Inc.	1.3
Verizon Communications, Inc.	1.3
Total	18.2

10

PowerShares FTSE RAFI US 1000 Portfolio (PRF) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of 4/30/14

	1 Year	3 Years Avg. Ann.††	3 Years Cumulative	5 Years Avg. Ann.††	5 Years Cumulative	Fund Inception†
Index						Avg. Ann.††	Cumulative
FTSE RAFI US 1000 Index	22.13%	14.68%	50.82%	22.33%	173.98%	9.04%	106.14%
Russell 1000® Index	20.81	13.80	47.37	19.52	143.86	7.42	81.96
Fund
NAV Return	21.68	14.25	49.12	21.89	169.01	8.55	98.64
Market Price Return	21.61	14.23	49.06	21.87	168.86	8.58	99.02

Fund Inception: December 19, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2015. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.43%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Average annualized.

11

PRFZ	Manager’s Analysis
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ)

As an index fund, the PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the FTSE RAFI US 1500 Small-Mid Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

FTSE International Limited and Research Affiliates, LLC (collectively, the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider selects the components from the universe of stocks that are incorporated in the United States. The Index is designed to track the performance of small and medium-sized U.S. equity stocks that the Index Provider includes in the Index based on four fundamental measures of firm size: book value, cash flow, sales and dividends. The Index Provider calculates an overall weight for each company by equally weighting each fundamental measure and excluding dividends from the average for companies that have never paid dividends. The Index Provider then excludes the equities with a fundamental weight ranking of 1 through 1,000 and instead includes the equities with a fundamental weight ranking of 1,001 through 2,500. Finally, the Index Provider assigns a weight to each of these 1,500 stocks by their investable RAFI fundamental value rather than their market capitalization. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2014, on a market price basis, the Fund returned 25.40%. On a net asset value (“NAV”) basis, the Fund returned 25.22%. During the same time period, the Index returned 25.50%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell 2000® Index (the “Benchmark Index”) returned 20.50%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,000 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a U.S. small cap stock benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. small cap stock market.

The performance of the Fund differed from the Benchmark Index in part because the Index employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the health care sector during the fiscal year ended April 30, 2014. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the stocks that outperformed within the financial and information technology sectors.

For the fiscal year ended April 30, 2014, the industrials sector contributed most significantly to the Fund’s return, followed by the information technology and consumer discretionary sectors, respectively. There were no detracting sectors.

Positions that contributed most significantly to the Fund’s return included GT Advanced Technologies Inc., an information technology company (portfolio average weight of 0.23%), and Zale Corp., a consumer discretionary company (portfolio average weight of 0.28%). Positions that detracted most significantly from the Fund’s return included Tower Group International Ltd., a financials company (portfolio average weight of 0.08%), and Furniture Brands International, Inc., a consumer discretionary company (portfolio average weight of 0.01%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2014
Financials	21.2
Consumer Discretionary	17.4
Industrials	16.8
Information Technology	16.2
Energy	8.0
Health Care	7.4
Materials	6.1
Consumer Staples	4.0
Utilities	1.6
Telecommunication Services	1.3
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2014
Security
Matson, Inc.	0.6
Stone Energy Corp.	0.2
Susser Holdings Corp.	0.2
Axiall Corp.	0.2
CDW Corp.	0.2
ANN, Inc.	0.2
Fresh Del Monte Produce, Inc.	0.2
Atlas Air Worldwide Holdings, Inc.	0.2
Asbury Automotive Group, Inc.	0.2
Anworth Mortgage Asset Corp.	0.2
Total	2.4

12

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of 4/30/14

Index	1 Year	3 Years Avg. Ann.††	3 Years Cumulative	5 Years Avg. Ann.††	5 Years Cumulative	Fund Inception†
						Avg. Ann.††	Cumulative
FTSE RAFI US 1500 Small-Mid Index	25.50%	12.53%	42.48%	23.97%	192.82%	10.22%	109.69%
Russell 2000® Index	20.50	10.74	35.79	19.84	147.15	7.24	70.29
Fund
NAV Return	25.22	12.30	41.63	23.79	190.64	9.95	105.75
Market Price Return	25.40	12.32	41.71	23.84	191.25	9.95	105.81

Fund Inception: September 20, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2015. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.43%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Average annualized.

13

Schedule of Investments(a)

PowerShares DWA NASDAQ Momentum Portfolio (DWAQ)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—19.2%
444	Amazon.com, Inc.(b)	$135,034
7,600	Caesars Entertainment Corp.(b)	140,372
3,147	Cheesecake Factory, Inc. (The)	141,269
2,092	DIRECTV(b)	162,339
3,254	Fiesta Restaurant Group, Inc.(b)	119,129
8,083	Liberty Interactive Corp., Class A(b)	234,892
5,005	Loral Space & Communications, Inc.(b)	360,310
9,721	Melco Crown Entertainment Ltd. ADR (Hong Kong)	332,264
3,478	Monro Muffler Brake, Inc.	196,159
781	Netflix, Inc.(b)	251,513
1,201	O’Reilly Automotive, Inc.(b)	178,697
9,608	Papa John’s International, Inc.	421,407
574	Priceline Group, Inc. (The)(b)	664,548
2,574	Rentrak Corp.(b)	146,692
23,807	Starz, Class A(b)	768,252
1,603	Tesla Motors, Inc.(b)	333,248
10,870	Tuesday Morning Corp.(b)	151,962
982	Wynn Resorts Ltd.	200,220

		4,938,307

	Consumer Staples—2.0%
1,759	Hain Celestial Group, Inc. (The)(b)	151,309
1,951	Keurig Green Mountain, Inc.	182,770
8,487	Pilgrim’s Pride Corp. (Brazil)(b)	185,526

		519,605

	Energy—2.5%
11,695	Green Plains Renewable Energy, Inc.	349,680
2,253	Gulfport Energy Corp.(b)	165,979
2,776	RigNet, Inc.(b)	129,806

		645,465

	Financials—4.3%
3,913	Bank of the Ozarks, Inc.	234,389
5,590	BofI Holding, Inc.(b)	450,610
4,588	East West Bancorp, Inc.	158,332
1,279	SVB Financial Group(b)	136,456
2,371	Texas Capital Bancshares, Inc.(b)	133,226

		1,113,013

	Health Care—38.1%
23,870	ACADIA Pharmaceuticals, Inc.(b)	480,503
38,665	Accelerate Diagnostics, Inc.(b)	712,596
3,632	Air Methods Corp.(b)	202,193
1,176	Alexion Pharmaceuticals, Inc.(b)	186,043
11,999	Anacor Pharmaceuticals, Inc.(b)	197,624
1,185	athenahealth, Inc.(b)	146,513
1,107	Atrion Corp.	319,181
566	Biogen Idec, Inc.(b)	162,510
4,467	Cardiovascular Systems, Inc.(b)	128,426
8,565	Cerner Corp.(b)	439,385
2,994	Clovis Oncology, Inc.(b)	161,886
4,430	DexCom, Inc.(b)	143,709
17,544	Dyax Corp.(b)	115,966
11,451	Gilead Sciences, Inc.(b)	898,789
5,971	Henry Schein, Inc.(b)	682,067
1,262	IDEXX Laboratories, Inc.(b)	159,567

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
1,194	Illumina, Inc.(b)	$162,205
2,637	Incyte Corp.(b)	128,053
3,963	Insys Therapeutics, Inc.(b)	162,721
1,652	Intercept Pharmaceuticals, Inc.(b)	436,326
4,449	InterMune, Inc.(b)	142,724
5,985	Jazz Pharmaceuticals PLC(b)	807,377
31,204	Keryx Biopharmaceuticals, Inc.(b)	460,883
4,281	Ligand Pharmaceuticals, Inc.(b)	270,431
3,107	Mylan, Inc.(b)	157,774
5,575	Pacira Pharmaceuticals, Inc.(b)	381,832
7,378	Prothena Corp. PLC (Ireland)(b)	162,316
1,724	Regeneron Pharmaceuticals, Inc.(b)	511,838
13,384	Sangamo BioSciences, Inc.(b)	185,235
3,055	Seattle Genetics, Inc.(b)	117,556
7,213	Spectranetics Corp. (The)(b)	153,348
17,088	Trinity Biotech PLC ADR (Ireland)	418,827

		9,796,404

	Industrials—9.6%
4,826	Altra Industrial Motion Corp.	164,856
730	AMERCO	182,580
2,099	American Railcar Industries, Inc.	145,754
5,005	ArcBest Corp.	197,297
4,480	Astronics Corp.(b)	255,898
3,181	Avis Budget Group, Inc.(b)	167,289
2,832	B/E Aerospace, Inc.(b)	248,565
6,072	H&E Equipment Services, Inc.(b)	234,076
753	Middleby Corp. (The)(b)	190,117
2,377	Power Solutions International, Inc.(b)	196,697
5,154	Primoris Services Corp.	144,209
4,516	Saia, Inc.(b)	185,924
9,034	TASER International, Inc.(b)	145,899

		2,459,161

	Information Technology—23.6%
6,311	Ambarella Inc.(b)	156,828
1,485	Apple, Inc.	876,284
6,037	ARM Holdings PLC ADR (United Kingdom)	274,804
2,060	Baidu, Inc. ADR (China)(b)	316,931
15,101	CalAmp Corp.(b)	268,043
3,772	Concur Technologies, Inc.(b)	303,533
780	CoStar Group, Inc.(b)	125,494
5,791	Cray, Inc.(b)	166,259
1,565	FEI Co.	124,449
2,620	First Solar, Inc.(b)	176,824
14,985	GT Advanced Technologies, Inc.(b)	248,901
34,617	Himax Technologies, Inc. ADR (Taiwan)	301,860
2,290	IPG Photonics Corp.(b)	148,003
1,772	Littelfuse, Inc.	160,454
5,626	Manhattan Associates, Inc.(b)	177,388
7,505	Measurement Specialties, Inc.(b)	482,947
6,687	Micron Technology, Inc.(b)	174,664
2,939	Seagate Technology PLC	154,533
4,607	Skyworks Solutions, Inc.(b)	189,117
11,295	SunPower Corp. (France)(b)	377,479
4,753	Ubiquiti Networks, Inc.(b)	184,084
1,622	Ultimate Software Group, Inc. (The)(b)	194,040

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14

PowerShares DWA NASDAQ Momentum Portfolio (DWAQ) (continued)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
4,291	Web.com Group, Inc.(b)	$131,777
3,507	YY, Inc. ADR (China)(b)	201,161
1,529	Zillow, Inc., Class A(b)	166,202

		6,082,059

	Materials—0.7%
3,008	Methanex Corp. (Canada)	186,496

	Total Common Stocks and Other Equity Interests (Cost $27,966,388)	25,740,510

	Money Market Fund—0.2%
47,779	Invesco Premier Portfolio—Institutional Class(c) (Cost $47,779)	47,779

	Total Investments (Cost $28,014,167)—100.2%	25,788,289
	Other assets less liabilities—(0.2)%	(53,961)

	Net Assets—100.0%	$25,734,328

Investment Abbreviations:

ADR—American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Schedule of Investments(a)

PowerShares Dynamic Market Portfolio (PWC)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—13.5%
6,111	Advance Auto Parts, Inc.	$741,203
23,354	Apollo Education Group, Inc.(b)	673,996
14,153	Brinker International, Inc.	695,478
58,512	DIRECTV(b)	4,540,531
77,167	DISH Network Corp., Class A(b)	4,387,716
28,968	Goodyear Tire & Rubber Co. (The)	729,994
7,432	Harman International Industries, Inc.	814,622
25,085	ITT Educational Services, Inc.(b)	677,295
78,474	Macy’s, Inc.	4,506,762
46,318	Michael Kors Holdings Ltd.(b)	4,224,202
52,629	Modine Manufacturing Co.(b)	867,326
47,403	New York Times Co. (The), Class A	762,240
11,004	Outerwall, Inc.(b)	763,127
81,249	Wendy’s Co. (The)	675,179

		25,059,671

	Consumer Staples—9.1%
14,688	Andersons, Inc. (The)	914,916
138,873	Archer-Daniels-Midland Co.	6,072,916
9,940	Constellation Brands, Inc., Class A(b)	793,610
77,088	CVS Caremark Corp.	5,605,840
28,044	Diamond Foods, Inc.(b)	857,305
9,645	Nu Skin Enterprises, Inc., Class A	839,115
45,948	Pilgrim’s Pride Corp. (Brazil)(b)	1,004,423
35,656	Spartan Stores, Inc.	768,030

		16,856,155

	Energy—12.3%
15,601	Helmerich & Payne, Inc.	1,695,049
214,606	Marathon Oil Corp.	7,758,007
47,593	Matrix Service Co.(b)	1,473,955
75,297	Midcoast Energy Partners LP	1,647,498
149,839	Valero Energy Corp.	8,566,296
42,264	Western Refining, Inc.	1,838,484

		22,979,289

	Financials—13.9%
18,867	AMBAC Financial Group, Inc.(b)	569,406
11,407	American Financial Group, Inc.	666,511
17,360	Aspen Insurance Holdings Ltd.	794,741
9,935	Assurant, Inc.	669,718
27,248	BancorpSouth, Inc.	636,513
33,050	Central Pacific Financial Corp.	620,349
114,785	Charles Schwab Corp. (The)	3,047,542
73,342	CNA Financial Corp.	3,003,355
140,260	Fifth Third Bancorp	2,890,759
60,702	Lincoln National Corp.	2,944,654
12,147	LPL Financial Holdings, Inc.	575,160
41,907	Old Republic International Corp.	693,980
6,594	PartnerRe Ltd.	695,008
285,991	Regions Financial Corp.	2,899,949
9,853	StanCorp Financial Group, Inc.	602,018
33,100	Symetra Financial Corp.	683,846
36,295	Travelers Cos., Inc. (The)	3,287,601
39,069	United Community Banks, Inc.(b)	630,964

		25,912,074

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care—12.6%
14,589	AmSurg Corp.(b)	$631,850
28,482	C.R. Bard, Inc.	3,911,433
57,402	Cardinal Health, Inc.	3,990,013
51,588	Cigna Corp.	4,129,104
13,907	Corvel Corp.(b)	633,325
17,588	ExamWorks Group, Inc.(b)	647,238
36,510	Humana, Inc.	4,006,972
24,830	Impax Laboratories, Inc.(b)	649,304
10,466	Magellan Health Services, Inc.(b)	604,098
10,520	MEDNAX, Inc.(b)	623,310
17,671	Myriad Genetics, Inc.(b)	745,893
74,665	PDL BioPharma, Inc.	633,906
26,550	PharMerica Corp.(b)	721,894
10,532	Questcor Pharmaceuticals, Inc.	865,520
6,309	United Therapeutics Corp.(b)	630,963

		23,424,823

	Industrials—11.1%
8,965	Alaska Air Group, Inc.	843,427
23,351	ArcBest Corp.	920,497
18,612	Engility Holdings, Inc.(b)	812,228
38,015	Exelis, Inc.	704,798
7,664	Huntington Ingalls Industries, Inc.	789,392
87,956	JetBlue Airways Corp.(b)	695,292
41,378	Kimball International, Inc., Class B	693,495
41,876	L-3 Communications Holdings, Inc.	4,831,234
39,927	Northrop Grumman Corp.	4,851,530
49,357	Raytheon Co.	4,712,606
48,479	RPX Corp.(b)	794,086

		20,648,585

	Information Technology—18.5%
17,186	Alliance Data Systems Corp.(b)	4,157,293
25,278	Broadridge Financial Solutions, Inc.	969,158
99,738	Brocade Communications Systems, Inc.(b)	928,561
46,744	CTS Corp.	831,576
106,648	Flextronics International Ltd.(b)	958,766
12,931	Harris Corp.	950,687
163,982	Hewlett-Packard Co.	5,421,245
32,412	Ingram Micro, Inc., Class A(b)	873,827
16,419	Jack Henry & Associates, Inc.	905,672
183,239	Juniper Networks, Inc.(b)	4,524,171
22,651	Lexmark International, Inc., Class A	973,993
25,192	Manhattan Associates, Inc.(b)	794,304
202,555	Micron Technology, Inc.(b)	5,290,737
23,196	Plexus Corp.(b)	972,376
48,281	Take-Two Interactive Software, Inc.(b)	983,967
56,325	Western Digital Corp.	4,963,922

		34,500,255

	Materials—3.8%
6,509	Domtar Corp.	607,680
103,292	Mosaic Co. (The)	5,168,732
14,360	Neenah Paper, Inc.	723,313
9,890	Packaging Corp. of America	658,971

		7,158,696

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

PowerShares Dynamic Market Portfolio (PWC) (continued)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Telecommunication Services—2.3%
44,029	AT&T, Inc.	$1,571,835
10,540	Cogent Communications Group, Inc.	363,314
21,074	Consolidated Communications Holdings, Inc.	419,794
82,308	Frontier Communications Corp.	489,733
29,547	Verizon Communications, Inc.	1,380,731

		4,225,407

	Utilities—2.9%
57,596	AES Corp. (The)	832,262
13,863	Black Hills Corp.	800,588
51,761	Duke Energy Corp.	3,855,677

		5,488,527

	Total Common Stocks and Other Equity Interests (Cost $179,962,290)	186,253,482

	Money Market Fund—0.0%
16,067	Invesco Premier Portfolio—Institutional Class(c) (Cost $16,067)	16,067

	Total Investments (Cost $179,978,357)—100.0%	186,269,549
	Other assets less liabilities—(0.0)%	(50,738)

	Net Assets—100.0%	$186,218,811

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

Schedule of Investments(a)

PowerShares FTSE RAFI US 1000 Portfolio (PRF)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—10.5%
17,073	Aaron’s, Inc.	$503,141
24,826	Abercrombie & Fitch Co., Class A	912,604
7,474	Advance Auto Parts, Inc.	906,521
13,766	Amazon.com, Inc.(b)	4,186,654
70,459	American Eagle Outfitters, Inc.	814,506
33,249	Apollo Education Group, Inc.(b)	959,566
24,034	Ascena Retail Group, Inc.(b)	413,385
17,072	Autoliv, Inc.	1,741,003
10,358	AutoNation, Inc.(b)	548,870
3,071	AutoZone, Inc.(b)	1,639,576
30,815	Barnes & Noble, Inc.(b)	505,366
35,084	Bed Bath & Beyond, Inc.(b)	2,179,769
189,037	Best Buy Co., Inc.	4,901,729
29,813	Big Lots, Inc.(b)	1,177,613
18,775	BorgWarner, Inc.	1,166,678
10,860	Brinker International, Inc.	533,660
6,156	Cabela’s, Inc.(b)	403,895
79,249	Cablevision Systems Corp., Class A	1,323,458
32,794	Caesars Entertainment Corp.(b)(c)	605,705
62,602	Career Education Corp.(b)	451,986
34,843	CarMax, Inc.(b)	1,525,427
98,274	Carnival Corp.	3,863,151
5,826	Carter’s, Inc.	429,143
865	CBS Corp., Class A	50,300
59,702	CBS Corp., Class B- Non Voting, Class B	3,448,388
12,529	Charter Communications, Inc., Class A(b)	1,698,055
22,882	Chico’s FAS, Inc.	363,366
1,098	Chipotle Mexican Grill, Inc.(b)	547,353
22,988	Cinemark Holdings, Inc.	680,905
30,436	Coach, Inc.	1,358,967
378,255	Comcast Corp., Class A	19,528,456
22,824	Cooper Tire & Rubber Co.	574,024
51,258	CST Brands, Inc.	1,672,549
35,982	D.R. Horton, Inc.	801,679
40,977	Dana Holding Corp.	867,483
34,715	Darden Restaurants, Inc.	1,725,683
36,193	Delphi Automotive PLC (United Kingdom)	2,419,140
9,865	DeVry Education Group, Inc.	444,221
12,219	Dick’s Sporting Goods, Inc.	643,453
8,303	Dillard’s, Inc., Class A	813,113
81,777	DIRECTV(b)	6,345,895
11,579	Discovery Communications, Inc., Class A(b)	878,846
40	Discovery Communications, Inc., Class B(b)	3,005
6,350	Discovery Communications, Inc., Class C(b)	445,325
28,496	DISH Network Corp., Class A(b)	1,620,283
37,110	Dollar General Corp.(b)	2,094,488
25,167	Dollar Tree, Inc.(b)	1,310,446
10,630	Expedia, Inc.	754,624
21,911	Express, Inc.(b)	319,243
15,958	Family Dollar Stores, Inc.	937,532
28,004	Foot Locker, Inc.	1,303,026
1,071,950	Ford Motor Co.	17,311,992
4,681	Fossil Group, Inc.(b)	499,229
37,554	GameStop Corp., Class A	1,490,143
54,608	Gannett Co., Inc.	1,483,699
41,464	Gap, Inc. (The)	1,629,535

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Discretionary (continued)
18,646	Garmin Ltd.(c)	$1,064,687
457,084	General Motors Co.	15,760,256
5,716	Genesco, Inc.(b)	436,531
14,845	Gentex Corp.	425,606
27,210	Genuine Parts Co.	2,370,535
8,781	GNC Holdings, Inc., Class A	395,145
106,896	Goodyear Tire & Rubber Co. (The)	2,693,779
1,054	Graham Holdings Co., Class B	707,476
9,623	Group 1 Automotive, Inc.	694,107
20,896	Guess?, Inc.	562,311
40,118	H&R Block, Inc.	1,140,154
11,503	Hanesbrands, Inc.	944,281
24,470	Harley-Davidson, Inc.	1,809,312
5,532	Harman International Industries, Inc.	606,363
19,830	Hasbro, Inc.	1,095,806
194,651	Home Depot, Inc. (The)	15,476,701
61,821	International Game Technology	775,854
70,558	Interpublic Group of Cos., Inc. (The)	1,229,120
12,011	ITT Educational Services, Inc.(b)(c)	324,297
447,234	J.C. Penney Co., Inc.(b)(c)	3,810,434
14,866	Jarden Corp.(b)	849,592
6,609	John Wiley & Sons, Inc., Class A	379,753
121,652	Johnson Controls, Inc.	5,491,371
62,655	Kohl’s Corp.	3,432,867
55,324	L Brands, Inc.	2,998,561
8,942	Lamar Advertising Co., Class A(b)	446,385
14,115	Lands’ End, Inc.(b)(c)	390,280
23,335	Las Vegas Sands Corp.	1,846,499
21,178	Lear Corp.	1,759,045
33,789	Leggett & Platt, Inc.	1,110,307
14,595	Lennar Corp., Class A	563,221
863	Lennar Corp., Class B	28,065
45,382	Liberty Global PLC, Class A (United Kingdom)(b)	1,807,111
295	Liberty Global PLC, Class B (United Kingdom)(b)	11,785
35,366	Liberty Global PLC, Class C, Series C (United Kingdom)(b)	1,359,115
96,052	Liberty Interactive Corp., Class A(b)	2,791,271
330	Liberty Interactive Corp., Class B(b)	9,557
7,643	Liberty Media Corp., Class A(b)	991,374
46	Liberty Media Corp., Class B(b)	5,815
33,110	Live Nation Entertainment, Inc.(b)	691,337
23,812	LKQ Corp.(b)	693,405
194,107	Lowe’s Cos., Inc.	8,911,452
83,657	Macy’s, Inc.	4,804,422
23,437	Marriott International, Inc., Class A	1,357,705
59,385	Mattel, Inc.	2,328,783
149,707	McDonald’s Corp.	15,177,296
9,003	Men’s Wearhouse, Inc. (The)	426,562
52,327	MGM Resorts International(b)	1,320,210
8,817	Mohawk Industries, Inc.(b)	1,167,459
51,462	Murphy USA, Inc.(b)	2,187,135
1,062	Netflix, Inc.(b)	342,006
42,544	Newell Rubbermaid, Inc.	1,281,000
102,220	News Corp., Class A(b)	1,739,784

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

PowerShares FTSE RAFI US 1000 Portfolio (PRF) (continued)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Discretionary (continued)
29,305	News Corp., Class B(b)	$484,705
50,367	NIKE, Inc., Class B	3,674,273
26,912	Nordstrom, Inc.	1,649,167
567	NVR, Inc.(b)	610,659
254,069	Office Depot, Inc.(b)	1,039,142
40,083	Omnicom Group, Inc.	2,712,817
8,592	O’Reilly Automotive, Inc.(b)	1,278,404
2,264	Panera Bread Co., Class A(b)	346,324
60,149	Penn National Gaming, Inc.(b)	671,263
13,691	Penske Automotive Group, Inc.	627,869
15,709	PetSmart, Inc.	1,063,185
4,082	Polaris Industries, Inc.	548,335
1,168	Priceline Group, Inc. (The)(b)	1,352,252
24,549	PulteGroup, Inc.	451,456
7,085	PVH Corp.	889,663
248,319	RadioShack Corp.(b)(c)	355,096
6,313	Ralph Lauren Corp.	955,599
30,286	Regal Entertainment Group, Class A(c)	569,377
34,887	Rent-A-Center, Inc.	1,019,049
21,711	Ross Stores, Inc.	1,478,085
29,338	Royal Caribbean Cruises Ltd.	1,558,728
18,223	Sally Beauty Holdings, Inc.(b)	499,492
6,244	Scripps Networks Interactive, Inc., Class A	468,737
46,828	Sears Holdings Corp.(b)(c)	2,051,535
14,568	SeaWorld Entertainment, Inc.	437,914
35,455	Service Corp. International	665,490
9,349	Signet Jewelers Ltd.	947,241
152,750	Sirius XM Holdings, Inc.(b)	487,273
9,933	Six Flags Entertainment Corp.	398,711
22,873	Sonic Automotive, Inc., Class A	556,729
308,131	Staples, Inc.	3,851,638
38,266	Starbucks Corp.	2,702,345
18,790	Starwood Hotels & Resorts Worldwide, Inc.	1,440,254
212,186	Target Corp.	13,102,486
15,451	Tenneco, Inc.(b)	925,051
7,189	Thor Industries, Inc.	437,594
12,126	Tiffany & Co.	1,060,904
46,282	Time Warner Cable, Inc.	6,547,052
167,819	Time Warner, Inc.	11,153,251
65,720	TJX Cos., Inc. (The)	3,823,590
15,310	Toll Brothers, Inc.(b)	524,214
6,875	Tractor Supply Co.	462,275
33,498	TRW Automotive Holdings Corp.(b)	2,691,564
6,730	Tupperware Brands Corp.	571,444
170,269	Twenty-First Century Fox, Inc., Class A	5,452,013
49,912	Twenty-First Century Fox, Inc., Class B	1,563,244
14,215	Urban Outfitters, Inc.(b)	506,836
34,479	VF Corp.	2,106,322
1,064	Viacom, Inc., Class A	90,408
41,255	Viacom, Inc., Class B	3,505,850
14,790	Visteon Corp.(b)	1,283,920
167,636	Walt Disney Co. (The)	13,300,240
50,911	Wendy’s Co. (The)	423,070
20,362	Whirlpool Corp.	3,123,124
10,736	Williams-Sonoma, Inc.	674,436
16,341	Wyndham Worldwide Corp.	1,165,767

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Discretionary (continued)
9,236	Wynn Resorts Ltd.	$1,883,128
47,524	Yum! Brands, Inc.	3,658,873

		346,660,600

	Consumer Staples—10.0%
386,714	Altria Group, Inc.	15,511,099
8,009	Andersons, Inc. (The)	498,881
251,580	Archer-Daniels-Midland Co.	11,001,593
164,024	Avon Products, Inc.	2,506,287
130	Beam, Inc. (Japan)	10,851
6,059	Brown-Forman Corp., Class A	540,039
13,404	Brown-Forman Corp., Class B	1,202,607
74,546	Bunge Ltd.	5,937,589
31,427	Campbell Soup Co.	1,429,614
10,139	Casey’s General Stores, Inc.	696,144
36,240	Chiquita Brands International, Inc.(b)	416,035
12,531	Church & Dwight Co., Inc.	864,764
19,643	Clorox Co. (The)	1,781,620
581,632	Coca-Cola Co. (The)	23,724,769
43,667	Coca-Cola Enterprises, Inc.	1,984,228
100,700	Colgate-Palmolive Co.	6,777,110
116,200	ConAgra Foods, Inc.	3,545,262
11,528	Constellation Brands, Inc., Class A(b)	920,395
100	Constellation Brands, Inc., Class B(b)	7,654
85,358	Costco Wholesale Corp.	9,874,213
236,451	CVS Caremark Corp.	17,194,717
19,481	Darling International, Inc.(b)	389,815
107,421	Dean Foods Co.	1,701,549
32,883	Dr Pepper Snapple Group, Inc.	1,822,376
12,792	Energizer Holdings, Inc.	1,428,738
16,175	Estee Lauder Cos., Inc. (The), Class A	1,173,820
25,236	Flowers Foods, Inc.	517,843
110,084	General Mills, Inc.	5,836,654
10,636	Herbalife Ltd.(c)	637,947
12,774	Hershey Co. (The)	1,229,370
53,292	Hillshire Brands Co. (The)	1,899,860
16,969	Hormel Foods Corp.	809,252
14,895	Ingredion, Inc.	1,049,353
20,371	J.M. Smucker Co. (The)	1,969,468
43,068	Kellogg Co.	2,878,234
5,176	Keurig Green Mountain, Inc.	484,888
60,445	Kimberly-Clark Corp.	6,784,951
62,072	Kraft Foods Group, Inc.	3,529,414
216,973	Kroger Co. (The)	9,989,437
65,361	Lorillard, Inc.	3,883,751
802	McCormick & Co., Inc.	57,479
15,173	McCormick & Co., Inc., Non-Voting	1,080,318
13,092	Mead Johnson Nutrition Co.	1,155,500
25,722	Molson Coors Brewing Co., Class B	1,542,548
440,524	Mondelez International, Inc., Class A	15,704,681
252,175	PepsiCo, Inc.	21,659,311
262,132	Philip Morris International, Inc.	22,393,937
465,009	Procter & Gamble Co. (The)	38,386,493
66,538	Reynolds American, Inc.	3,754,739
326,321	Rite Aid Corp.(b)	2,382,143
136,350	Safeway, Inc.	4,644,081
423,404	SUPERVALU, Inc.(b)	2,959,594

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

PowerShares FTSE RAFI US 1000 Portfolio (PRF) (continued)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Staples (continued)
167,872	Sysco Corp.	$6,115,577
6,815	TreeHouse Foods, Inc.(b)	510,035
75,773	Tyson Foods, Inc., Class A	3,180,193
7,914	United Natural Foods, Inc.(b)	546,303
9,932	Universal Corp.	541,989
148,997	Walgreen Co.	10,116,896
463,738	Wal-Mart Stores, Inc.	36,964,556
13,748	WhiteWave Foods Co. (The), Class A(b)	380,682
27,466	Whole Foods Market, Inc.	1,365,060

		329,884,306

	Energy—13.3%
299,363	Alpha Natural Resources, Inc.(b)(c)	1,287,261
76,666	Anadarko Petroleum Corp.	7,591,467
94,555	Apache Corp.	8,207,374
247,626	Arch Coal, Inc.(c)	1,134,127
11,105	Atwood Oceanics, Inc.(b)	550,364
77,981	Baker Hughes, Inc.	5,450,872
18,193	Bill Barrett Corp.(b)	430,810
15,847	Cabot Oil & Gas Corp.	622,470
33,765	Cameron International Corp.(b)	2,193,374
174,363	Chesapeake Energy Corp.	5,012,936
580,815	Chevron Corp.	72,903,899
8,335	Cimarex Energy Co.	992,865
25,497	Cloud Peak Energy, Inc.(b)	502,036
7,936	Concho Resources, Inc.(b)	1,035,251
503,971	ConocoPhillips	37,450,085
39,787	CONSOL Energy, Inc.	1,770,919
66,913	Cosan Ltd., Class A (Brazil)	811,655
12,890	Delek US Holdings, Inc. (Israel)	412,351
89,828	Denbury Resources, Inc.	1,510,907
98,370	Devon Energy Corp.	6,885,900
37,345	Diamond Offshore Drilling, Inc.(c)	2,039,410
11,072	Dresser-Rand Group, Inc.(b)	669,192
10,548	Energen Corp.	821,795
47,643	Ensco PLC, Class A	2,403,589
45,078	EOG Resources, Inc.	4,417,644
11,838	EQT Corp.	1,290,224
19,110	Exterran Holdings, Inc.	822,112
1,032,074	Exxon Mobil Corp.	105,694,698
22,558	FMC Technologies, Inc.(b)	1,279,039
132,641	Frontline Ltd. (Norway)(b)(c)	450,979
112,399	Halliburton Co.	7,089,005
21,479	Helix Energy Solutions Group, Inc.(b)	516,355
10,709	Helmerich & Payne, Inc.	1,163,533
88,303	Hess Corp.	7,873,096
53,372	HollyFrontier Corp.	2,806,833
56,817	Key Energy Services, Inc.(b)	570,443
107,037	Kinder Morgan, Inc.	3,495,828
276,893	Marathon Oil Corp.	10,009,682
87,999	Marathon Petroleum Corp.	8,179,507
106,424	McDermott International, Inc.(b)(c)	769,446
78,914	Murphy Oil Corp.	5,005,515
99,778	Nabors Industries Ltd.	2,546,335
71,251	National Oilwell Varco, Inc.	5,595,341
48,459	Newfield Exploration Co.(b)	1,640,337
71,978	Noble Corp. PLC	2,217,642

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Energy (continued)
32,521	Noble Energy, Inc.	$2,334,357
151,169	Occidental Petroleum Corp.	14,474,432
8,598	Oceaneering International, Inc.	630,061
10,485	Oil States International, Inc.(b)	1,018,513
39,083	ONEOK, Inc.	2,470,827
28,449	Patterson-UTI Energy, Inc.	925,446
16,877	PBF Energy, Inc., Class A	519,474
122,075	Peabody Energy Corp.	2,320,646
196,080	Phillips 66	16,317,778
6,674	Pioneer Natural Resources Co.	1,289,884
33,779	QEP Resources, Inc.	1,036,678
7,702	Range Resources Corp.	696,646
27,036	Rowan Cos. PLC, Class A(b)	835,953
103,753	SandRidge Energy, Inc.(b)(c)	711,746
145,197	Schlumberger Ltd.	14,744,755
7,616	SEACOR Holdings, Inc.(b)	635,098
6,778	SM Energy Co.	502,453
33,860	Southwestern Energy Co.(b)	1,621,217
114,347	Spectra Energy Corp.	4,540,719
36,800	Superior Energy Services, Inc.	1,211,456
5,655	Targa Resources Corp.	610,683
9,232	Teekay Corp. (Bermuda)	518,008
54,041	Tesoro Corp.	3,041,968
12,566	Tidewater, Inc.	639,986
11,984	Unit Corp.(b)	790,345
244,051	Valero Energy Corp.	13,952,396
239,059	Weatherford International Ltd.(b)	5,020,239
16,655	Western Refining, Inc.(c)	724,493
17,397	Whiting Petroleum Corp.(b)	1,282,507
88,461	Williams Cos., Inc. (The)	3,730,400
38,739	World Fuel Services Corp.	1,764,174
107,692	WPX Energy, Inc.(b)	2,291,686

		439,329,527

	Financials—20.2%
70,206	ACE Ltd.	7,183,478
3,573	Affiliated Managers Group, Inc.(b)	708,169
95,949	Aflac, Inc.	6,017,921
10,597	Alexandria Real Estate Equities, Inc. REIT	782,271
2,630	Alleghany Corp.(b)	1,072,987
8,564	Allied World Assurance Co. Holdings AG	922,257
122,819	Allstate Corp. (The)	6,994,542
16,363	American Campus Communities, Inc. REIT	625,067
92,111	American Capital Agency Corp. REIT	2,091,841
21,966	American Capital Mortgage Investment Corp. REIT	434,927
18,368	American Equity Investment Life Holding Co.	428,342
107,463	American Express Co.	9,395,490
22,333	American Financial Group, Inc.	1,304,917
340,688	American International Group, Inc.	18,100,753
15,845	American Tower Corp. REIT	1,323,374
25,479	Ameriprise Financial, Inc.	2,844,221
513,456	Annaly Capital Management, Inc. REIT	5,930,417
32,515	Aon PLC	2,759,873
26,998	Apartment Investment & Management Co., Class A REIT	832,348

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

PowerShares FTSE RAFI US 1000 Portfolio (PRF) (continued)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
23,360	Arch Capital Group Ltd.(b)	$1,338,995
19,541	Arthur J. Gallagher & Co.	879,736
19,602	Aspen Insurance Holdings Ltd.	897,380
43,039	Associated Banc-Corp.	755,334
28,147	Assurant, Inc.	1,897,389
36,237	Assured Guaranty Ltd.	866,427
29,860	Astoria Financial Corp.	395,944
13,657	AvalonBay Communities, Inc. REIT	1,864,863
30,903	Axis Capital Holdings Ltd.	1,413,812
16,513	BancorpSouth, Inc.	385,744
3,448,847	Bank of America Corp.	52,215,544
9,126	Bank of Hawaii Corp.	503,481
265,942	Bank of New York Mellon Corp. (The)	9,007,456
12,783	BankUnited, Inc.	421,711
170,111	BB&T Corp.	6,350,244
348,737	Berkshire Hathaway, Inc., Class B(b)	44,934,762
30,892	BioMed Realty Trust, Inc. REIT	645,643
16,653	BlackRock, Inc.	5,012,553
16,633	Boston Properties, Inc. REIT	1,948,390
41,099	Brandywine Realty Trust REIT	597,990
15,912	Brown & Brown, Inc.	473,859
13,030	Camden Property Trust REIT	892,425
128,758	Capital One Financial Corp.	9,515,216
51,581	Capitol Federal Financial, Inc.	621,035
36,924	Capstead Mortgage Corp. REIT	471,889
36,010	CBL & Associates Properties, Inc. REIT	654,302
33,196	CBRE Group, Inc., Class A(b)	884,341
92,114	Charles Schwab Corp. (The)	2,445,627
60,347	Chubb Corp. (The)	5,556,752
35,005	Cincinnati Financial Corp.	1,706,144
36,080	CIT Group, Inc.	1,553,244
854,215	Citigroup, Inc.	40,925,441
7,650	City National Corp.	555,161
61,693	CME Group, Inc.	4,342,570
60,074	CNO Financial Group, Inc.	1,036,277
34,204	Columbia Property Trust, Inc. REIT	969,341
37,815	Comerica, Inc.	1,824,196
17,988	Commerce Bancshares, Inc.	782,118
31,442	CommonWealth REIT	798,941
18,794	Corporate Office Properties Trust REIT	502,740
14,980	Corrections Corp. of America REIT	491,344
16,016	Crown Castle International Corp. REIT	1,164,844
9,333	Cullen/Frost Bankers, Inc.	713,135
68,885	CYS Investments, Inc. REIT	592,411
53,312	DCT Industrial Trust, Inc. REIT	416,900
40,237	DDR Corp. REIT	690,869
34,455	DiamondRock Hospitality Co. REIT	422,763
20,319	Digital Realty Trust, Inc. REIT(c)	1,085,035
62,684	Discover Financial Services	3,504,036
19,404	Douglas Emmett, Inc. REIT	535,550
57,345	Duke Realty Corp. REIT	1,004,684
70,961	E*TRADE Financial Corp.(b)	1,593,074
15,788	East West Bancorp, Inc.	544,844
14,470	Eaton Vance Corp.	521,933
12,059	Endurance Specialty Holdings Ltd.	612,838
8,683	EPR Properties REIT	465,496
44,278	Equity Residential REIT	2,631,884

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
3,972	Essex Property Trust, Inc. REIT	$688,189
10,851	Everest Re Group Ltd.	1,714,784
35,522	F.N.B. Corp.	441,894
6,898	Federal Realty Investment Trust REIT	810,791
27,909	Federated Investors, Inc., Class B(c)	796,523
46,787	Fidelity National Financial, Inc., Class A	1,505,606
184,338	Fifth Third Bancorp	3,799,206
29,762	First American Financial Corp.	791,669
54,141	First Horizon National Corp.	622,080
114,982	First Niagara Financial Group, Inc.	1,025,639
11,648	First Republic Bank	591,252
27,107	FirstMerit Corp.	525,605
45,388	Franklin Resources, Inc.	2,376,062
47,945	Fulton Financial Corp.	584,450
69,315	General Growth Properties, Inc. REIT	1,592,166
205,043	Genworth Financial, Inc., Class A(b)	3,660,018
106,242	Goldman Sachs Group, Inc. (The)	16,979,596
16,309	Hancock Holding Co.	550,103
12,852	Hanover Insurance Group, Inc. (The)	751,199
180,510	Hartford Financial Services Group, Inc. (The)	6,474,894
37,152	Hatteras Financial Corp. REIT	727,065
21,182	HCC Insurance Holdings, Inc.	973,101
74,471	HCP, Inc. REIT	3,117,356
36,592	Health Care REIT, Inc. REIT	2,308,589
17,411	Healthcare Realty Trust, Inc. REIT	437,887
15,232	Highwoods Properties, Inc. REIT	614,611
9,495	Home Properties, Inc. REIT	584,892
42,692	Hospitality Properties Trust REIT	1,282,895
90,465	Host Hotels & Resorts, Inc. REIT	1,940,474
157,756	Hudson City Bancorp, Inc.	1,571,250
175,201	Huntington Bancshares, Inc.	1,604,841
25,801	Interactive Brokers Group, Inc., Class A	616,644
4,578	IntercontinentalExchange Group, Inc.	935,926
63,948	Invesco Ltd.(d)	2,251,609
37,726	Invesco Mortgage Capital, Inc. REIT(d)	628,892
36,058	Janus Capital Group, Inc.	437,384
5,349	Jones Lang LaSalle, Inc.	619,896
1,010,454	JPMorgan Chase & Co.	56,565,215
14,364	Kemper Corp.	566,085
229,826	KeyCorp	3,134,827
9,175	Kilroy Realty Corp. REIT	546,555
64,297	Kimco Realty Corp. REIT	1,473,687
13,253	LaSalle Hotel Properties REIT	438,409
22,947	Legg Mason, Inc.	1,075,985
40,460	Leucadia National Corp.	1,032,539
41,553	Lexington Realty Trust REIT	447,110
27,466	Liberty Property Trust REIT	1,029,975
63,318	Lincoln National Corp.	3,071,556
91,528	Loews Corp.	4,024,486
9,398	LPL Financial Holdings, Inc.	444,995
23,030	M&T Bank Corp.	2,809,890
19,969	Macerich Co. (The) REIT	1,296,188
36,425	Mack-Cali Realty Corp. REIT	741,977
1,550	Markel Corp.(b)	970,176
72,928	Marsh & McLennan Cos., Inc.	3,596,080
30,299	McGraw-Hill Financial, Inc.	2,240,005

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

PowerShares FTSE RAFI US 1000 Portfolio (PRF) (continued)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
9,571	Mercury General Corp.	$458,068
244,890	MetLife, Inc.	12,819,992
111,509	MFA Financial, Inc. REIT	884,266
6,539	Mid-America Apartment Communities, Inc. REIT	455,441
11,944	Moody’s Corp.	937,604
322,809	Morgan Stanley	9,984,482
10,855	MSCI, Inc., Class A(b)	440,062
25,526	NASDAQ OMX Group, Inc. (The)	941,909
14,782	National Retail Properties, Inc. REIT	504,510
136,434	New York Community Bancorp, Inc.	2,102,448
40,996	Northern Trust Corp.	2,470,009
10,111	Ocwen Financial Corp.(b)	383,207
71,069	Old Republic International Corp.	1,176,903
12,863	OMEGA Healthcare Investors, Inc. REIT(c)	447,375
18,077	PartnerRe Ltd.	1,905,316
99,836	People’s United Financial, Inc.	1,425,658
45,088	PHH Corp.(b)	1,071,742
54,760	Piedmont Office Realty Trust, Inc., Class A REIT	964,324
7,410	Platinum Underwriters Holdings Ltd.	464,681
28,344	Plum Creek Timber Co., Inc. REIT	1,235,798
116,572	PNC Financial Services Group, Inc.	9,796,711
36,869	Popular, Inc.(b)	1,139,252
11,331	Primerica, Inc.	519,980
61,490	Principal Financial Group, Inc.	2,880,192
12,380	ProAssurance Corp.	562,300
138,352	Progressive Corp. (The)	3,355,036
63,150	Prologis, Inc. REIT	2,565,785
7,049	Prosperity Bancshares, Inc.	415,891
23,683	Protective Life Corp.	1,211,385
127,305	Prudential Financial, Inc.	10,270,967
12,949	Public Storage REIT	2,272,679
15,083	Raymond James Financial, Inc.	749,625
20,811	Rayonier, Inc. REIT	938,576
13,973	Realogy Holdings Corp.(b)	587,565
14,443	Realty Income Corp. REIT(c)	627,548
13,910	Regency Centers Corp. REIT	729,301
370,844	Regions Financial Corp.	3,760,358
24,127	Reinsurance Group of America, Inc.	1,850,782
8,577	RenaissanceRe Holdings Ltd.	868,078
38,121	Retail Properties of America, Inc., Class A REIT	545,893
9,516	RLI Corp.	409,759
17,128	RLJ Lodging Trust REIT	456,804
34,952	Senior Housing Properties Trust REIT	820,323
3,492	Signature Bank(b)	414,919
25,481	Simon Property Group, Inc. REIT	4,413,309
11,383	SL Green Realty Corp. REIT	1,191,914
90,163	SLM Corp.	2,321,697
11,294	StanCorp Financial Group, Inc.	690,063
22,934	Starwood Property Trust, Inc. REIT	551,563
73,386	State Street Corp.	4,737,800
8,207	Stifel Financial Corp.(b)	383,841
147,188	SunTrust Banks, Inc.	5,631,413
50,607	Susquehanna Bancshares, Inc.	524,289
4,161	SVB Financial Group(b)	443,937

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
37,095	Symetra Financial Corp.	$766,383
213,687	Synovus Financial Corp.	685,935
24,593	T. Rowe Price Group, Inc.	2,019,823
6,061	Taubman Centers, Inc. REIT	441,483
38,285	TCF Financial Corp.	601,075
15,698	TD Ameritrade Holding Corp.	500,766
17,540	Torchmark Corp.	1,397,938
125,744	Travelers Cos., Inc. (The)	11,389,892
17,384	Trustmark Corp.	397,572
54,513	Two Harbors Investment Corp. REIT	565,845
317,007	U.S. Bancorp	12,927,545
39,335	UDR, Inc. REIT	1,017,203
76,537	Unum Group	2,542,559
22,572	Validus Holdings Ltd.	836,744
64,321	Valley National Bancorp	644,496
42,104	Ventas, Inc. REIT	2,782,232
26,386	Vornado Realty Trust REIT	2,707,204
35,290	Voya Financial, Inc.	1,248,913
28,728	W.R. Berkley Corp.	1,270,927
6,965	Waddell & Reed Financial, Inc., Class A	469,789
16,894	Washington REIT	413,227
21,846	Washington Federal, Inc.	471,437
15,966	Webster Financial Corp.	481,215
19,642	Weingarten Realty Investors REIT	612,830
1,023,375	Wells Fargo & Co.	50,800,335
230,160	Weyerhaeuser Co. REIT	6,870,276
1,050	White Mountains Insurance Group Ltd.	626,073
29,363	Willis Group Holdings PLC	1,203,589
80,027	XL Group PLC	2,508,846
43,732	Zions Bancorp.	1,264,729

		668,210,841

	Health Care—10.2%
423,805	Abbott Laboratories	16,418,206
114,945	AbbVie, Inc.	5,986,336
6,346	Actavis PLC(b)	1,296,678
75,548	Aetna, Inc.	5,397,905
26,131	Agilent Technologies, Inc.	1,412,119
16,271	Alere, Inc.(b)	543,451
2,544	Alexion Pharmaceuticals, Inc.(b)	402,461
14,864	Allergan, Inc.	2,465,046
96,010	AmerisourceBergen Corp.	6,257,932
55,993	Amgen, Inc.	6,257,218
75,512	Baxter International, Inc.	5,496,518
25,268	Becton, Dickinson and Co.	2,856,042
7,882	Biogen Idec, Inc.(b)	2,263,080
3,314	Bio-Rad Laboratories, Inc., Class A(b)	408,318
91	Bio-Rad Laboratories, Inc., Class B(b)	11,183
222,933	Boston Scientific Corp.(b)	2,811,185
226,033	Bristol-Myers Squibb Co.	11,321,993
6,869	C.R. Bard, Inc.	943,320
133,111	Cardinal Health, Inc.	9,252,546
38,691	CareFusion Corp.(b)	1,511,270
12,244	Celgene Corp.(b)	1,799,990
11,108	Centene Corp.(b)	737,571
13,322	Cerner Corp.(b)	683,419
45,869	Cigna Corp.	3,671,355

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

PowerShares FTSE RAFI US 1000 Portfolio (PRF) (continued)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
44,808	Community Health Systems, Inc.(b)	$1,697,775
3,665	Cooper Cos., Inc. (The)	483,450
5,553	Covance, Inc.(b)	490,219
59,880	Covidien PLC	4,266,450
29,566	DaVita HealthCare Partners, Inc.(b)	2,048,924
15,846	DENTSPLY International, Inc.	707,207
8,308	Edwards Lifesciences Corp.(b)	676,853
196,221	Eli Lilly & Co.	11,596,661
8,957	Endo International PLC(b)	563,798
127,454	Express Scripts Holding Co.(b)	8,485,887
18,599	Forest Laboratories, Inc.(b)	1,709,434
53,259	Gilead Sciences, Inc.(b)	4,180,299
165,133	HCA Holdings, Inc.(b)	8,586,916
51,621	Health Net, Inc.(b)	1,772,149
15,170	HealthSouth Corp.	525,489
12,563	Henry Schein, Inc.(b)	1,435,071
44,289	Hologic, Inc.(b)	929,405
29,505	Hospira, Inc.(b)	1,351,329
40,054	Humana, Inc.	4,395,926
2,345	Illumina, Inc.(b)	318,568
2,351	Intuitive Surgical, Inc.(b)	850,357
409,985	Johnson & Johnson	41,527,381
41,300	Kindred Healthcare, Inc.	1,036,630
17,203	Laboratory Corp. of America Holdings(b)	1,697,936
15,564	LifePoint Hospitals, Inc.(b)	870,339
9,367	Magellan Health Services, Inc.(b)	540,663
10,530	Mallinckrodt PLC(b)(c)	750,052
61,640	McKesson Corp.	10,428,872
10,594	MEDNAX, Inc.(b)	627,694
147,929	Medtronic, Inc.	8,701,184
475,747	Merck & Co., Inc.	27,859,744
1,989	Mettler-Toledo International, Inc.(b)	463,676
10,857	Molina Healthcare, Inc.(b)	406,052
36,565	Mylan, Inc.(b)	1,856,771
19,910	Omnicare, Inc.	1,180,066
25,165	Owens & Minor, Inc.	844,034
13,530	Patterson Cos., Inc.	550,671
44,668	PDL BioPharma, Inc.(c)	379,231
12,701	PerkinElmer, Inc.	533,061
3,808	Perrigo Co. PLC	551,627
1,367,200	Pfizer, Inc.	42,766,016
35,541	Quest Diagnostics, Inc.	1,987,808
11,246	ResMed, Inc.(c)	560,613
27,017	St. Jude Medical, Inc.	1,714,769
10,458	STERIS Corp.	502,507
28,150	Stryker Corp.	2,188,662
6,260	Teleflex, Inc.	639,083
33,401	Tenet Healthcare Corp.(b)	1,505,717
29,687	Thermo Fisher Scientific, Inc.	3,384,318
202,561	UnitedHealth Group, Inc.	15,200,177
11,904	Universal Health Services, Inc., Class B	973,628
9,536	Varian Medical Systems, Inc.(b)	758,589
13,388	VCA Antech, Inc.(b)	410,074
5,827	Waters Corp.(b)	574,193
15,109	WellCare Health Plans, Inc.(b)	1,019,404
111,815	WellPoint, Inc.	11,257,534

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
18,256	Zimmer Holdings, Inc.	$1,767,181
53,234	Zoetis, Inc.	1,610,861

		336,904,127

	Industrials—11.0%
86,090	3M Co.	11,974,258
17,865	ABM Industries, Inc.	483,963
47,615	ADT Corp. (The)	1,439,878
37,483	AECOM Technology Corp.(b)	1,215,199
13,011	AerCap Holdings NV(b)	542,949
32,792	AGCO Corp.	1,826,514
12,945	Air Lease Corp.	464,337
11,317	Alaska Air Group, Inc.	1,064,703
12,025	Allegion PLC	593,434
6,024	Alliant Techsystems, Inc.	868,781
21,257	American Airlines Group, Inc.(b)	745,483
16,090	AMETEK, Inc.	848,265
18,856	Armstrong World Industries, Inc.(b)	991,071
41,197	Avis Budget Group, Inc.(b)	2,166,550
9,748	B/E Aerospace, Inc.(b)	855,582
13,309	Babcock & Wilcox Co. (The)	463,020
85,479	Boeing Co. (The)	11,028,501
16,533	Brink’s Co. (The)	420,600
31,410	C.H. Robinson Worldwide, Inc.	1,850,049
8,238	Carlisle Cos., Inc.	677,575
125,849	Caterpillar, Inc.	13,264,485
8,572	Chicago Bridge & Iron Co. NV	686,360
14,907	Cintas Corp.	878,470
8,609	Clean Harbors, Inc.(b)	516,540
6,328	Colfax Corp.(b)	455,489
17,647	Con-way, Inc.	749,645
3,592	Copa Holdings SA, Class A (Panama)	485,926
31,181	Covanta Holding Corp.	575,289
7,064	Crane Co.	513,765
172,150	CSX Corp.	4,858,073
21,685	Cummins, Inc.	3,271,182
6,830	Curtiss-Wright Corp.	436,710
50,039	Danaher Corp.	3,671,862
68,894	Deere & Co.	6,430,566
149,187	Delta Air Lines, Inc.	5,494,557
9,532	Deluxe Corp.	523,783
11,869	Donaldson Co., Inc.	499,566
29,995	Dover Corp.	2,591,568
159,020	DryShips, Inc. (Greece)(b)(c)	464,338
5,668	Dun & Bradstreet Corp. (The)	627,788
62,314	Eaton Corp. PLC	4,526,489
15,465	EMCOR Group, Inc.	711,235
122,338	Emerson Electric Co.	8,341,005
7,451	EnerSys	503,539
11,048	Equifax, Inc.	782,309
5,170	Esterline Technologies Corp.(b)	563,633
50,433	Exelis, Inc.	935,028
27,146	Expeditors International of Washington, Inc.	1,119,501
21,253	Fastenal Co.	1,064,350
51,165	FedEx Corp.	6,971,231
12,791	Flowserve Corp.	934,383
35,650	Fluor Corp.	2,698,705

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

PowerShares FTSE RAFI US 1000 Portfolio (PRF) (continued)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
19,180	Fortune Brands Home & Security, Inc.	$764,323
25,823	Foster Wheeler AG (Switzerland)(b)	885,212
16,137	FTI Consulting, Inc.(b)	553,499
7,820	GATX Corp.	513,227
9,324	Generac Holdings, Inc.	548,997
30,400	General Cable Corp.	778,848
64,590	General Dynamics Corp.	7,069,375
2,303,267	General Electric Co.	61,934,850
4,099	Genesee & Wyoming, Inc., Class A(b)	405,842
46,835	GrafTech International Ltd.(b)(c)	525,020
29,792	Harsco Corp.	712,923
107,955	Hertz Global Holdings, Inc.(b)	3,073,479
9,230	Hexcel Corp.(b)	384,799
92,256	Honeywell International, Inc.	8,570,582
441	Hubbell, Inc., Class A	49,436
6,213	Hubbell, Inc., Class B	731,394
7,831	Huntington Ingalls Industries, Inc.	806,593
7,830	IDEX Corp.	583,883
4,121	IHS, Inc., Class A(b)	497,116
61,472	Illinois Tool Works, Inc.	5,239,259
50,784	Ingersoll-Rand PLC	3,036,883
33,807	Iron Mountain, Inc.	961,471
28,399	ITT Corp.	1,225,133
9,171	J.B. Hunt Transport Services, Inc.	697,913
33,226	Jacobs Engineering Group, Inc.(b)	1,917,140
109,441	JetBlue Airways Corp.(b)	865,131
20,817	Joy Global, Inc.(c)	1,256,930
8,751	Kansas City Southern	882,801
16,974	KAR Auction Services, Inc.	505,486
44,201	KBR, Inc.	1,121,379
14,132	Kennametal, Inc.	660,388
6,051	Kirby Corp.(b)	608,852
25,582	L-3 Communications Holdings, Inc.	2,951,395
4,540	Lennox International, Inc.	380,588
6,427	Lincoln Electric Holdings, Inc.	429,388
52,776	Lockheed Martin Corp.	8,662,653
17,394	Manitowoc Co., Inc. (The)	552,781
28,654	Manpowergroup, Inc.	2,330,716
59,540	Masco Corp.	1,196,159
38,657	Meritor, Inc.(b)	458,859
7,049	Moog, Inc., Class A(b)	461,357
118	Moog, Inc., Class B(b)	7,727
34,319	MRC Global, Inc.(b)	1,001,772
5,662	MSC Industrial Direct Co., Inc., Class A	515,582
41,560	Navistar International Corp.(b)(c)	1,576,371
29,266	Nielsen Holdings NV	1,374,039
54,831	Norfolk Southern Corp.	5,183,174
52,417	Northrop Grumman Corp.	6,369,190
8,933	Old Dominion Freight Line, Inc.(b)	541,608
18,021	Oshkosh Corp.	1,000,346
27,213	Owens Corning	1,111,651
53,479	PACCAR, Inc.	3,421,586
9,270	Pall Corp.	780,071
22,221	Parker Hannifin Corp.	2,819,400
16,819	Pentair Ltd.	1,249,484
73,005	Pitney Bowes, Inc.	1,956,534
9,591	Precision Castparts Corp.	2,427,386

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
29,454	Quanta Services, Inc.(b)	$1,039,137
104,527	R.R. Donnelley & Sons Co.	1,839,675
58,353	Raytheon Co.	5,571,544
7,878	Regal-Beloit Corp.	588,723
14,987	Republic Airways Holdings, Inc.(b)	124,542
75,678	Republic Services, Inc.	2,655,541
16,819	Robert Half International, Inc.	753,491
13,149	Rockwell Automation, Inc.	1,567,098
16,446	Rockwell Collins, Inc.	1,277,032
7,492	Roper Industries, Inc.	1,041,013
17,782	Ryder System, Inc.	1,461,325
11,928	Sensata Technologies Holding NV(b)	506,582
10,306	SkyWest, Inc.	119,550
7,239	Snap-on, Inc.	839,724
107,895	Southwest Airlines Co.	2,607,822
28,352	Spirit Aerosystems Holdings, Inc., Class A(b)	851,411
9,350	SPX Corp.	952,204
24,813	Stanley Black & Decker, Inc.	2,131,189
33,236	Steelcase, Inc., Class A	547,729
5,172	Stericycle, Inc.(b)	602,228
4,894	Teledyne Technologies, Inc.(b)	454,457
23,985	Terex Corp.	1,038,311
51,200	Textron, Inc.	2,094,080
14,936	Timken Co. (The)	942,163
5,542	Towers Watson & Co., Class A	621,923
3,359	TransDigm Group, Inc.	597,465
9,269	Trinity Industries, Inc.	695,731
9,702	Triumph Group, Inc.	628,787
22,137	Tutor Perini Corp.(b)	655,255
91,502	Tyco International Ltd.	3,742,432
48,273	Union Pacific Corp.	9,192,627
93,390	United Continental Holdings, Inc.(b)	3,816,849
102,679	United Parcel Service, Inc., Class B	10,113,882
11,647	United Rentals, Inc.(b)	1,092,838
13,780	United Stationers, Inc.	517,163
130,490	United Technologies Corp.	15,440,882
26,067	URS Corp.	1,228,277
30,991	UTi Worldwide, Inc.	303,402
3,223	Valmont Industries, Inc.	479,937
6,197	W.W. Grainger, Inc.	1,576,517
3,977	WABCO Holdings, Inc.(b)	425,579
12,228	Waste Connections, Inc.	546,102
118,312	Waste Management, Inc.	5,258,968
67	Watsco, Inc., Class B	6,651
4,805	Watsco, Inc.	494,483
15,993	Werner Enterprises, Inc.	409,421
9,986	WESCO International, Inc.(b)	876,571
19,919	Xylem, Inc.	748,755
21,753	YRC Worldwide, Inc.(b)(c)	487,920

		365,361,051

	Information Technology—11.4%
64,715	Accenture PLC, Class A	5,191,437
114,670	Activision Blizzard, Inc.	2,294,547
31,284	Adobe Systems, Inc.(b)	1,929,910
179,366	Advanced Micro Devices, Inc.(b)(c)	733,607
10,630	Akamai Technologies, Inc.(b)	564,134

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

PowerShares FTSE RAFI US 1000 Portfolio (PRF) (continued)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
2,948	Alliance Data Systems Corp.(b)	$713,121
27,822	Altera Corp.	904,771
19,066	Amdocs Ltd.	887,141
74,089	Amkor Technology, Inc.(b)	589,008
10,672	Amphenol Corp., Class A	1,017,575
35,564	Analog Devices, Inc.	1,824,078
6,823	Anixter International, Inc.	668,518
5,831	ANSYS, Inc.(b)	444,964
30,761	AOL, Inc.(b)	1,316,878
62,063	Apple, Inc.	36,622,756
164,543	Applied Materials, Inc.	3,136,190
51,180	Arrow Electronics, Inc.(b)	2,904,465
13,886	Autodesk, Inc.(b)	666,806
55,628	Automatic Data Processing, Inc.	4,336,759
13,235	Avago Technologies Ltd., Class A (Singapore)	840,423
73,292	Avnet, Inc.	3,161,084
19,476	Benchmark Electronics, Inc.(b)	451,454
22,399	Blackhawk Network Holdings, Inc., Class B(b)	515,849
32,308	Booz Allen Hamilton Holding Corp.	750,838
61,608	Broadcom Corp., Class A	1,898,142
16,236	Broadridge Financial Solutions, Inc.	622,488
65,794	Brocade Communications Systems, Inc.(b)	612,542
50,492	CA, Inc.	1,521,829
7,777	CACI International, Inc., Class A(b)	541,668
10,343	Check Point Software Technologies Ltd. (Israel)(b)	662,573
674,985	Cisco Systems, Inc.	15,598,903
15,549	Citrix Systems, Inc.(b)	922,211
34,405	Cognizant Technology Solutions Corp., Class A(b)	1,648,172
41,730	Computer Sciences Corp.	2,469,581
20,313	Convergys Corp.	437,542
25,452	CoreLogic, Inc.(b)	713,420
250,930	Corning, Inc.	5,246,946
8,653	Cree, Inc.(b)	408,162
17,825	Diebold, Inc.	670,398
4,289	DST Systems, Inc.	395,403
94,797	eBay, Inc.(b)	4,913,329
9,041	EchoStar Corp., Class A(b)	406,483
24,936	Electronic Arts, Inc.(b)	705,689
288,264	EMC Corp.	7,437,211
4,059	Equinix, Inc.(b)	762,321
4,033	F5 Networks, Inc.(b)	424,151
27,135	Facebook, Inc., Class A(b)	1,622,130
36,910	Fairchild Semiconductor International, Inc.(b)	469,864
35,445	Fidelity National Information Services, Inc.	1,893,826
14,521	First Solar, Inc.(b)	980,022
30,007	Fiserv, Inc.(b)	1,823,825
388,738	Flextronics International Ltd.(b)	3,494,755
15,201	FLIR Systems, Inc.	517,442
29,989	Genpact Ltd.(b)	505,615
5,803	Global Payments, Inc.	387,814
14,265	Google, Inc., Class A(b)	7,630,063
14,266	Google, Inc., Class C(b)	7,513,332
19,303	Harris Corp.	1,419,157
698,435	Hewlett-Packard Co.	23,090,261

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
87,838	Ingram Micro, Inc., Class A(b)	$2,368,112
21,804	Insight Enterprises, Inc.(b)	569,520
1,124,667	Intel Corp.	30,017,362
159,957	International Business Machines Corp.	31,426,752
14,088	Intuit, Inc.	1,067,166
14,692	Itron, Inc.(b)	558,296
87,593	Jabil Circuit, Inc.	1,511,855
67,938	Juniper Networks, Inc.(b)	1,677,389
19,283	KLA-Tencor Corp.	1,233,919
24,386	Lam Research Corp.(b)	1,404,877
28,395	Leidos Holdings, Inc.	1,057,430
17,857	Lexmark International, Inc., Class A	767,851
22,291	Linear Technology Corp.	991,949
50,898	LSI Corp.	567,004
57,190	Marvell Technology Group Ltd.	907,033
33,198	MasterCard, Inc., Class A	2,441,713
44,707	Maxim Integrated Products, Inc.	1,450,295
27,441	Microchip Technology, Inc.	1,304,545
128,965	Micron Technology, Inc.(b)	3,368,566
931,142	Microsoft Corp.	37,618,137
31,654	Motorola Solutions, Inc.	2,012,561
26,393	NCR Corp.(b)	805,250
41,102	NetApp, Inc.	1,463,642
35,257	Nuance Communications, Inc.(b)	567,285
52,902	NVIDIA Corp.	977,100
14,260	NXP Semiconductor NV (Netherlands)(b)	850,181
75,726	ON Semiconductor Corp.(b)	712,582
337,453	Oracle Corp.	13,795,079
45,249	Paychex, Inc.	1,891,861
32,693	Polycom, Inc.(b)	402,124
139,261	QUALCOMM, Inc.	10,961,233
7,397	Red Hat, Inc.(b)	359,864
16,225	Rovi Corp.(b)	361,655
9,476	Salesforce.com, Inc.(b)	489,435
27,438	SanDisk Corp.	2,331,407
53,031	Sanmina Corp.(b)	1,073,878
18,055	Science Applications International Corp.	704,145
51,381	Seagate Technology PLC	2,701,613
15,818	Skyworks Solutions, Inc.(b)	649,329
26,559	SunEdison, Inc.(b)	510,730
120,603	Symantec Corp.	2,445,829
14,328	SYNNEX Corp.(b)	965,421
17,482	Synopsys, Inc.(b)	657,673
62,684	TE Connectivity Ltd. (Switzerland)	3,697,102
20,699	Tech Data Corp.(b)	1,293,481
16,886	Teradata Corp.(b)	767,638
27,808	Teradyne, Inc.(b)	491,367
130,716	Texas Instruments, Inc.	5,941,042
19,338	Total System Services, Inc.	614,368
14,905	Trimble Navigation Ltd.(b)	572,799
22,124	Unisys Corp.(b)	539,162
13,970	VeriFone Systems, Inc.(b)	467,157
23,009	Visa, Inc., Class A	4,661,853
48,744	Vishay Intertechnology, Inc.	693,140
33,490	Western Digital Corp.	2,951,474
96,351	Western Union Co. (The)	1,529,090
412,141	Xerox Corp.	4,982,785

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

PowerShares FTSE RAFI US 1000 Portfolio (PRF) (continued)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
25,389	Xilinx, Inc.	$1,198,107
85,093	Yahoo!, Inc.(b)	3,059,093

		376,292,889

	Materials—4.1%
30,921	Air Products & Chemicals, Inc.	3,633,836
7,743	Airgas, Inc.	822,771
92,670	AK Steel Holding Corp.(b)(c)	648,690
12,101	Albemarle Corp.	811,251
411,649	Alcoa, Inc.	5,544,912
33,444	Allegheny Technologies, Inc.	1,377,893
8,797	AptarGroup, Inc.	593,094
14,368	Ashland, Inc.	1,387,949
25,651	Avery Dennison Corp.	1,248,178
23,578	Ball Corp.	1,324,848
26,841	Bemis Co., Inc.	1,080,082
18,934	Berry Plastics Group, Inc.(b)	425,826
12,305	Cabot Corp.	711,229
21,345	Celanese Corp., Series A	1,311,223
8,287	CF Industries Holdings, Inc.	2,031,724
19,643	Chemtura Corp.(b)	438,039
85,853	Cliffs Natural Resources, Inc.(c)	1,521,315
45,248	Coeur Mining, Inc.(b)	391,848
46,419	Commercial Metals Co.	891,245
4,894	Compass Minerals International, Inc.	448,290
32,335	Crown Holdings, Inc.(b)	1,525,242
5,973	Cytec Industries, Inc.	569,346
10,627	Domtar Corp.	992,137
244,898	Dow Chemical Co. (The)	12,220,410
149,223	E.I. du Pont de Nemours & Co.	10,045,692
19,861	Eastman Chemical Co.	1,731,283
20,146	Ecolab, Inc.	2,108,077
11,585	FMC Corp.	892,045
284,683	Freeport-McMoRan Copper & Gold, Inc.	9,784,555
68,527	Graphic Packaging Holding Co.(b)	703,087
8,140	Greif, Inc., Class A	441,107
2,178	Greif, Inc., Class B	128,088
45,732	Huntsman Corp.	1,145,587
8,756	International Flavors & Fragrances, Inc.	862,641
104,575	International Paper Co.	4,878,424
88,774	LyondellBasell Industries NV, Class A	8,211,595
5,694	Martin Marietta Materials, Inc.	707,935
45,529	MeadWestvaco Corp.	1,778,818
49,164	Monsanto Co.	5,442,455
66,292	Mosaic Co. (The)	3,317,252
1,335	NewMarket Corp.	497,047
215,431	Newmont Mining Corp.	5,349,152
87,673	Nucor Corp.	4,537,078
20,564	Olin Corp.	577,848
47,341	Owens-Illinois, Inc.(b)	1,504,497
10,026	Packaging Corp. of America	668,032
17,926	PPG Industries, Inc.	3,470,832
34,960	Praxair, Inc.	4,564,028
18,024	Reliance Steel & Aluminum Co.	1,276,460
47,744	Resolute Forest Products, Inc.(b)	851,753
10,113	Rock-Tenn Co., Class A	966,904
9,470	Rockwood Holdings, Inc.	672,844

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Materials (continued)
22,423	RPM International, Inc.	$956,565
17,059	Schnitzer Steel Industries, Inc., Class A	478,846
34,293	Sealed Air Corp.	1,176,593
8,533	Sensient Technologies Corp.	461,209
7,106	Sherwin-Williams Co. (The)	1,420,063
10,644	Sigma-Aldrich Corp.	1,024,059
8,947	Silgan Holdings, Inc.	445,113
23,378	Sonoco Products Co.	983,746
43,917	Southern Copper Corp. (Mexico)	1,323,658
71,620	Steel Dynamics, Inc.	1,308,497
94,800	United States Steel Corp.(c)	2,466,696
10,599	Valspar Corp. (The)	774,151
18,361	Vulcan Materials Co.	1,184,835
6,181	W.R. Grace & Co.(b)	569,270
51,262	Walter Energy, Inc.(c)	369,086

		134,008,881

	Telecommunication Services—4.0%
1,989,971	AT&T, Inc.	71,041,965
241,861	CenturyLink, Inc.	8,443,367
126,679	Cincinnati Bell, Inc.(b)	424,375
621,071	Frontier Communications Corp.(c)	3,695,372
68,326	Leap Wireless International, Inc.(b)	172,182
25,122	Level 3 Communications, Inc.(b)	1,081,000
581,979	NII Holdings, Inc.(b)(c)	500,444
88,622	Sprint Corp. (Japan)(b)	753,287
50,963	Telephone & Data Systems, Inc.	1,385,684
15,698	T-Mobile US, Inc. (Germany)(b)	459,794
17,574	tw telecom, inc.(b)	539,346
893,441	Verizon Communications, Inc.	41,750,498
334,953	Windstream Holdings, Inc.(c)	3,038,024

		133,285,338

	Utilities—5.3%
244,531	AES Corp. (The)	3,533,473
26,825	AGL Resources, Inc.	1,448,550
9,089	ALLETE, Inc.	470,447
27,592	Alliant Energy Corp.	1,613,580
83,405	Ameren Corp.	3,445,461
141,816	American Electric Power Co., Inc.	7,631,119
35,861	American Water Works Co., Inc.	1,632,751
19,519	Aqua America, Inc.	489,732
27,957	Atmos Energy Corp.	1,426,925
18,609	Avista Corp.	598,279
9,361	Black Hills Corp.	540,598
91,593	Calpine Corp.(b)	2,100,227
120,904	CenterPoint Energy, Inc.	2,993,583
11,915	Cleco Corp.	626,133
68,727	CMS Energy Corp.	2,083,115
98,624	Consolidated Edison, Inc.	5,723,151
100,154	Dominion Resources, Inc.	7,265,171
49,503	DTE Energy Co.	3,868,164
165,072	Duke Energy Corp.	12,296,213
26,456	Dynegy, Inc.(b)	752,673
91,614	Edison International	5,181,688
80,722	Entergy Corp.	5,852,345
362,702	Exelon Corp.	12,705,451

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

PowerShares FTSE RAFI US 1000 Portfolio (PRF) (continued)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Utilities (continued)
208,005	FirstEnergy Corp.	$7,020,169
44,290	Great Plains Energy, Inc.	1,188,301
35,847	Hawaiian Electric Industries, Inc.(c)	859,969
10,589	IDACORP, Inc.	594,466
30,927	Integrys Energy Group, Inc.	1,895,207
14,777	ITC Holdings Corp.	546,306
37,773	MDU Resources Group, Inc.	1,337,920
11,501	National Fuel Gas Co.	846,934
11,914	New Jersey Resources Corp.	592,483
82,423	NextEra Energy, Inc.	8,229,937
70,551	NiSource, Inc.	2,562,412
59,640	Northeast Utilities	2,818,586
9,782	NorthWestern Corp.	473,253
96,479	NRG Energy, Inc.	3,156,793
38,200	OGE Energy Corp.	1,426,006
106,001	Pepco Holdings, Inc.	2,836,587
143,031	PG&E Corp.	6,519,353
17,847	Piedmont Natural Gas Co., Inc.	638,744
34,290	Pinnacle West Capital Corp.	1,918,525
23,651	PNM Resources, Inc.	654,660
23,789	Portland General Electric Co.	796,218
161,945	PPL Corp.	5,399,246
155,902	Public Service Enterprise Group, Inc.	6,387,305
36,863	Questar Corp.	895,034
36,329	SCANA Corp.	1,950,141
44,587	Sempra Energy	4,396,724
241,392	Southern Co. (The)	11,062,995
11,406	Southwest Gas Corp.	627,444
82,533	TECO Energy, Inc.	1,482,293
30,362	UGI Corp.	1,417,602
13,169	UIL Holdings Corp.	483,697
9,352	UNS Energy Corp.	561,681
23,597	Vectren Corp.	957,330
34,570	Westar Energy, Inc.	1,240,372
18,426	WGL Holdings, Inc.	733,171
40,445	Wisconsin Energy Corp.	1,960,774
141,989	Xcel Energy, Inc.	4,525,189

		175,272,656

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $2,686,186,397)—100.0%	3,305,210,216

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—0.8%
27,882,011	Invesco Liquid Assets Portfolio—Institutional Class(e)(f) (Cost $ 27,882,011)	27,882,011

	Total Investments (Cost $ 2,714,068,408)—100.8%	3,333,092,227
	Other assets less liabilities—(0.8)%	(27,395,771)

	Net Assets—100.0%	$3,305,696,456

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2014.
(d)	Affiliated company. The Fund’s Adviser and Invesco Mortgage Capital, Inc. REIT are wholly-owned subsidiaries of Invesco Ltd., and therefore Invesco Ltd. and Invesco Mortgage Capital, Inc. REIT are considered to be affiliated. See Note 4.
(e)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2G. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of April 30, 2014.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
Brown Brothers Harriman	$27,275,127	$(27,275,127)	$—

*	Amount does not include excess collateral received, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Schedule of Investments(a)

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—17.4%
40,295	1-800-FLOWERS.COM, Inc., Class A(b)	$219,608
249,214	Aeropostale, Inc.(b)(c)	1,238,594
20,588	AH Belo Corp., Class A	236,968
19,636	AMC Entertainment Holdings, Inc., Class A (China)(b)	454,377
17,771	AMC Networks, Inc., Class A(b)	1,167,022
229,084	American Apparel, Inc.(b)(c)	148,080
36,231	American Axle & Manufacturing Holdings, Inc.(b)	639,477
7,329	American Public Education, Inc.(b)	253,583
8,680	America’s Car-Mart, Inc.(b)	313,695
49,449	ANN, Inc.(b)	1,937,906
51,649	ARAMARK Holdings Corp.	1,455,985
160,444	Arcos Dorados Holdings, Inc., Class A (Argentina)(c)	1,461,645
7,380	Arctic Cat, Inc.	301,768
30,237	Asbury Automotive Group, Inc.(b)	1,866,832
10,356	Ascent Capital Group, Inc., Class A(b)	712,182
14,993	Bally Technologies, Inc.(b)	976,194
13,141	Bassett Furniture Industries, Inc.	181,214
27,775	Beazer Homes USA, Inc.(b)	526,614
50,421	bebe Stores, Inc.	254,626
26,465	Big 5 Sporting Goods Corp.	323,138
1,302	Biglari Holdings, Inc.(b)	558,584
19,454	BJ’s Restaurants, Inc.(b)	555,412
44,372	Bloomin’ Brands, Inc.(b)	946,011
5,865	Blue Nile, Inc.(b)	203,691
36,677	Blyth, Inc.(c)	343,664
29,093	Bob Evans Farms, Inc.	1,363,589
52,451	Body Central Corp.(b)(c)	54,549
71,502	Bon-Ton Stores, Inc. (The)(c)	786,522
107,498	Boyd Gaming Corp.(b)	1,270,626
19,485	Bravo Brio Restaurant Group, Inc.(b)	291,690
16,034	Bridgepoint Education, Inc.(b)	254,139
10,133	Bright Horizons Family Solutions, Inc.(b)	413,224
58,423	Brown Shoe Co., Inc.	1,378,199
38,167	Brunswick Corp.	1,533,932
34,447	Buckle, Inc. (The)(c)	1,618,665
5,965	Buffalo Wild Wings, Inc.(b)	871,606
29,687	Burger King Worldwide, Inc.	775,721
37,882	Burlington Stores, Inc.(b)	984,553
54,545	Callaway Golf Co.	475,087
6,857	Capella Education Co.	400,175
13,028	Carmike Cinemas, Inc.(b)	386,410
10,599	Carriage Services, Inc.	170,538
39,995	Carrols Restaurant Group, Inc.(b)	268,366
32,172	Cato Corp. (The), Class A	916,580
3,448	Cavco Industries, Inc.(b)	268,772
284,057	Central European Media Enterprises Ltd., Class A (Czech Republic)(b)(c)	778,316
24,317	Cheesecake Factory, Inc. (The)	1,091,590
23,518	Children’s Place Retail Stores, Inc. (The)	1,128,864
26,625	Choice Hotels International, Inc.	1,176,293
40,102	Christopher & Banks Corp.(b)	250,236
6,303	Churchill Downs, Inc.	553,593
19,551	Citi Trends, Inc.(b)	332,172

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Discretionary (continued)
75,525	Clear Channel Outdoor Holdings, Inc., Class A	$605,711
13,125	ClubCorp Holdings, Inc.	247,275
7,806	Columbia Sportswear Co.	671,160
16,590	Conn’s, Inc.(b)(c)	733,776
4,281	Container Store Group, Inc. (The)(b)(c)	118,113
8,699	Cooper-Standard Holding, Inc.(b)	589,357
18,460	Core-Mark Holding Co., Inc.	1,486,768
545,929	Corinthian Colleges, Inc.(b)(c)	627,818
16,022	Cracker Barrel Old Country Store, Inc.	1,517,924
60,416	Crocs, Inc.(b)	914,094
8,836	CSS Industries, Inc.	211,799
61,778	CTC Media, Inc. (Russia)	535,615
57,291	Cumulus Media, Inc., Class A(b)	367,235
18,328	Deckers Outdoor Corp.(b)	1,446,996
10,950	Del Frisco’s Restaurant Group, Inc.(b)	284,810
10,556	Delta Apparel, Inc.(b)	160,768
75,127	Denny’s Corp.(b)	506,356
11,512	Destination Maternity Corp.	283,886
63,667	Destination XL Group, Inc.(b)	343,802
98,119	Dex Media, Inc.(b)(c)	719,212
13,578	DineEquity, Inc.	1,029,348
11,571	Dixie Group, Inc. (The)(b)	174,375
17,515	Domino’s Pizza, Inc.	1,302,766
7,520	Dorman Products, Inc.(b)	432,776
34,534	DreamWorks Animation SKG, Inc., Class A(b)	829,852
11,074	Drew Industries, Inc.	557,244
45,120	DSW, Inc., Class A	1,506,557
20,678	Dunkin’ Brands Group, Inc.	941,056
22,943	E.W. Scripps Co. (The), Class A(b)	393,014
64,691	Education Management Corp.(b)(c)	256,823
19,427	Einstein Noah Restaurant Group, Inc.	298,399
46,468	Emmis Communications Corp., Class A(b)	150,092
32,277	Entercom Communications Corp., Class A(b)	348,592
24,294	Entravision Communications Corp., Class A	129,001
24,285	Ethan Allen Interiors, Inc.	589,640
8,524	Extended Stay America, Inc.	183,692
56,044	Federal-Mogul Corp.(b)	965,078
7,230	Fiesta Restaurant Group, Inc.(b)	264,690
41,516	Finish Line, Inc. (The), Class A	1,142,935
19,530	Five Below, Inc.(b)	787,254
6,477	Flexsteel Industries, Inc.	222,291
21,981	Francesca’s Holdings Corp.(b)	359,609
51,057	Fred’s, Inc., Class A	930,259
34,169	Fuel Systems Solutions, Inc.(b)	358,091
9,600	Gentherm, Inc.(b)	348,960
12,017	G-III Apparel Group Ltd.(b)	862,460
29,516	Gordmans Stores, Inc.	132,527
10,563	Grand Canyon Education, Inc.(b)	455,477
33,028	Gray Television, Inc.(b)	371,565
75,155	Harte-Hanks, Inc.	604,246
584	Haverty Furniture Cos., Inc., Class A	14,436
14,348	Haverty Furniture Cos., Inc.	366,448
21,299	Helen of Troy Ltd.(b)	1,335,447

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ) (continued)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Discretionary (continued)
53,161	hhgregg, Inc.(b)(c)	$458,248
12,258	Hibbett Sports, Inc.(b)	660,093
47,584	Hillenbrand, Inc.	1,446,554
49,508	Hilton Worldwide Holdings, Inc.(b)	1,080,760
5,836	HomeAway, Inc.(b)	190,370
11,081	Hooker Furniture Corp.	153,472
17,360	Houghton Mifflin Harcourt Co.(b)	354,665
99,349	Hovnanian Enterprises, Inc., Class A(b)(c)	443,097
20,315	HSN, Inc.	1,179,083
32,025	Hyatt Hotels Corp., Class A(b)	1,802,367
58,335	Iao Kun Group Holding Co., Ltd. (Hong Kong)(c)	170,922
31,735	Iconix Brand Group, Inc.(b)	1,348,738
21,509	International Speedway Corp., Class A	676,243
15,986	Interval Leisure Group, Inc.	411,959
9,112	iRobot Corp.(b)(c)	305,252
45,708	Isle of Capri Casinos, Inc.(b)	310,814
29,344	Jack in the Box, Inc.(b)	1,571,078
74,867	JAKKS Pacific, Inc.(c)	655,835
977	John Wiley & Sons, Inc., Class B	55,923
6,763	Johnson Outdoors, Inc., Class A	141,550
20,182	Jos. A. Bank Clothiers, Inc.(b)(c)	1,302,748
40,108	Journal Communications, Inc., Class A(b)	321,666
23,281	K12, Inc.(b)	551,294
25,844	Kate Spade & Co.(b)	898,596
53,015	KB Home	875,278
127,715	Kingold Jewelry, Inc.(b)(c)	141,764
14,158	Kirkland’s, Inc.(b)	242,243
17,012	Krispy Kreme Doughnuts, Inc.(b)	298,390
30,449	La-Z-Boy, Inc.	737,779
63,380	LeapFrog Enterprises, Inc.(b)	434,153
144,317	Lee Enterprises, Inc.(b)(c)	580,154
18,923	Libbey, Inc.(b)	504,676
36,457	Life Time Fitness, Inc.(b)	1,749,936
12,119	Lifetime Brands, Inc.	231,473
14,896	LIN Media LLC, Class A(b)	349,013
64,011	Lincoln Educational Services Corp.	261,165
46,323	Lions Gate Entertainment Corp.(c)	1,228,949
17,032	Lithia Motors, Inc., Class A	1,265,137
16,843	Loral Space & Communications, Inc.(b)	1,212,528
21,047	Lululemon Athletica, Inc.(b)(c)	966,689
5,259	Lumber Liquidators Holdings, Inc.(b)	458,374
12,981	M/I Homes, Inc.(b)	289,087
25,971	Madison Square Garden Co. (The), Class A(b)	1,418,017
29,844	Marcus Corp. (The)	499,290
26,790	MarineMax, Inc.(b)	430,247
23,094	Marriott Vacations Worldwide Corp.(b)	1,258,161
20,708	Matthews International Corp., Class A	835,568
5,750	Mattress Firm Holding Corp.(b)	259,843
197,465	McClatchy Co. (The), Class A(b)(c)	1,082,108
38,078	MDC Holdings, Inc.	1,050,953
18,249	Media General, Inc.(b)(c)	279,575
35,235	Meredith Corp.	1,552,806
18,081	Meritage Homes Corp.(b)	697,565
16,753	Michael Kors Holdings Ltd.(b)	1,527,874
43,476	Modine Manufacturing Co.(b)	716,484

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Discretionary (continued)
10,633	Monro Muffler Brake, Inc.	$599,701
5,334	Morningstar, Inc.	391,142
9,345	Movado Group, Inc.	367,072
7,966	Multimedia Games Holding Co., Inc.(b)	232,607
7,802	NACCO Industries, Inc., Class A	418,109
66,237	National CineMedia, Inc.	1,006,140
48,661	New York & Co., Inc.(b)	203,890
97,989	New York Times Co. (The), Class A	1,575,663
8,775	Nexstar Broadcasting Group, Inc., Class A(c)	349,684
24,301	Norwegian Cruise Line Holdings Ltd.(b)	796,344
26,627	Nutrisystem, Inc.	399,405
34,558	Orbitz Worldwide, Inc.(b)	254,001
39,972	Orient-Express Hotels Ltd., Class A(b)	523,633
22,012	Outerwall, Inc.(b)(c)	1,526,532
14,862	Overstock.com, Inc.(b)	238,089
8,210	Oxford Industries, Inc.	541,942
144,305	Pacific Sunwear of California, Inc.(b)	415,598
14,676	Papa John’s International, Inc.	643,689
85,265	Pep Boys-Manny, Moe & Jack (The)(b)	871,408
38,839	Perry Ellis International, Inc.(b)	586,469
14,801	PetMed Express, Inc.(c)	193,745
49,810	Pier 1 Imports, Inc.	909,531
53,350	Pinnacle Entertainment, Inc.(b)	1,241,455
20,443	Pool Corp.	1,206,546
4,030	Popeyes Louisiana Kitchen, Inc.(b)	153,543
154,988	Quiksilver, Inc.(b)	995,023
55,106	Radio One, Inc., Class D(b)	249,079
8,511	Red Robin Gourmet Burgers, Inc.(b)	578,578
118,532	Regis Corp.	1,557,510
16,918	Remy International, Inc.	448,665
8,059	Restoration Hardware Holdings, Inc.(b)	502,801
13,433	Rick’s Cabaret International, Inc.(b)	135,673
12,795	Rocky Brands, Inc.	187,319
208,383	Ruby Tuesday, Inc.(b)	1,606,633
22,944	Ruth’s Hospitality Group, Inc.	288,865
16,282	Ryland Group, Inc. (The)	625,066
42,030	Scholastic Corp.	1,383,207
57,982	Scientific Games Corp., Class A(b)	694,624
28,527	Sears Hometown and Outlet Stores, Inc.(b)	673,522
33,972	Select Comfort Corp.(b)	625,085
43,791	SGOCO Group Ltd. (China)(b)(c)	105,098
12,124	Shoe Carnival, Inc.	276,912
14,672	Shutterfly, Inc.(b)	600,525
35,920	Sinclair Broadcast Group, Inc., Class A	960,142
33,179	Skechers U.S.A., Inc., Class A(b)	1,360,007
38,751	Smith & Wesson Holding Corp.(b)(c)	594,828
8,195	SodaStream International Ltd. (Israel)(b)(c)	348,533
34,534	Sonic Corp.(b)	657,527
24,691	Sotheby’s	1,038,503
38,072	Spartan Motors, Inc.	202,162
14,113	Speedway Motorsports, Inc.	256,715
45,928	Stage Stores, Inc.	880,899
14,190	Standard Motor Products, Inc.	539,078
62,415	Standard Pacific Corp.(b)	498,696
37,226	Starz, Class A(b)	1,201,283
269	Starz, Class B(b)	8,460
34,017	Stein Mart, Inc.	425,213

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ) (continued)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Discretionary (continued)
12,823	Steiner Leisure Ltd.(b)	$553,569
30,484	Steven Madden Ltd.(b)	1,085,535
43,307	Stoneridge, Inc.(b)	462,952
21,488	Strayer Education, Inc.(b)(c)	916,033
8,973	Sturm Ruger & Co., Inc.(c)	577,413
36,335	Superior Industries International, Inc.	768,122
21,957	Taylor Morrison Home Corp., Class A(b)	465,708
19,362	Tempur Sealy International, Inc.(b)	971,585
28,240	Texas Roadhouse, Inc.	698,658
45,144	Tower International, Inc.(b)	1,255,455
55,536	Town Sports International Holdings, Inc.	389,307
153,485	TravelCenters of America LLC(b)	1,161,881
9,748	TripAdvisor, Inc.(b)	787,054
28,983	Tuesday Morning Corp.(b)	405,182
16,406	Tumi Holdings, Inc.(b)	335,011
16,034	Ulta Salon, Cosmetics & Fragrance, Inc.(b)	1,406,342
20,607	Under Armour, Inc., Class A(b)	1,007,476
21,985	Unifi, Inc.(b)	486,748
9,053	Universal Electronics, Inc.(b)	338,130
21,112	Universal Technical Institute, Inc.	253,555
16,969	Vail Resorts, Inc.	1,174,764
37,313	ValueVision Media, Inc., Class A(b)	174,625
9,530	Vera Bradley, Inc.(b)	269,699
16,809	Vitamin Shoppe, Inc.(b)	804,815
45,304	VOXX International Corp.(b)	532,322
48,737	Weight Watchers International, Inc. (Luxembourg)(c)	964,993
23,439	West Marine, Inc.(b)	250,797
209,373	Wet Seal, Inc. (The), Class A(b)(c)	236,592
7,266	Weyco Group, Inc.	182,304
10,127	Winnebago Industries, Inc.(b)	242,035
52,223	Wolverine World Wide, Inc.	1,467,466
22,409	World Wrestling Entertainment, Inc., Class A(c)	436,976
42,419	Zale Corp.(b)	907,342
17,961	Zumiez, Inc.(b)	439,146

		166,576,719

	Consumer Staples—4.0%
74,177	Adecoagro S.A. (Argentina)(b)	661,659
142,491	Alliance One International, Inc.(b)	366,202
35,373	B&G Foods, Inc.	1,160,234
1,359	Boston Beer Co., Inc. (The), Class A(b)	334,368
26,266	Boulder Brands, Inc.(b)	387,686
10,827	Calavo Growers, Inc.	336,611
11,134	Cal-Maine Foods, Inc.	663,920
23,001	Central Garden & Pet Co.(b)	186,998
72,644	Central Garden & Pet Co., Class A(b)	600,766
7,861	Chefs’ Warehouse, Inc. (The)(b)	157,927
5,128	Coca-Cola Bottling Co. Consolidated	421,675
44,448	Coty, Inc., Class A	713,390
19,572	Diamond Foods, Inc.(b)(c)	598,316
31,343	Elizabeth Arden, Inc.(b)	1,151,542
66,417	Fresh Del Monte Produce, Inc.	1,918,787
20,744	Fresh Market, Inc. (The)(b)	769,602
15,578	Hain Celestial Group, Inc. (The)(b)	1,340,020
88,336	Harbinger Group, Inc.(b)(c)	1,029,998

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Staples (continued)
21,172	Ingles Markets, Inc., Class A	$486,744
7,083	Inter Parfums, Inc.	259,167
6,241	J & J Snack Foods Corp.	584,158
14,590	John B. Sanfilippo & Son, Inc.	336,300
11,338	Lancaster Colony Corp.	1,075,749
8,178	Medifast, Inc.(b)	258,834
22,985	Monster Beverage Corp.(b)	1,539,076
12,769	National Beverage Corp.(b)	246,186
17,960	Nu Skin Enterprises, Inc., Class A	1,562,520
9,516	Nutraceutical International Corp.(b)	237,139
26,667	Omega Protein Corp.(b)	302,937
96,793	Pantry, Inc. (The)(b)	1,455,767
45,854	Pilgrim’s Pride Corp. (Brazil)(b)	1,002,368
38,675	Pinnacle Foods, Inc.	1,175,720
26,306	Post Holdings, Inc.(b)	1,374,752
7,572	PriceSmart, Inc.	727,215
11,283	Revlon, Inc., Class A(b)	340,070
166,565	Roundy’s, Inc.	1,127,645
15,713	Sanderson Farms, Inc.	1,292,709
254	Seaboard Corp.(b)	619,252
9,098	Seneca Foods Corp., Class A(b)	258,383
1,420	Seneca Foods Corp., Class B(b)	43,367
42,044	Snyders-Lance, Inc.	1,116,689
54,939	Spartan Stores, Inc.	1,183,386
13,973	Spectrum Brands Holdings, Inc.	1,073,546
10,719	Sprouts Farmers Market, Inc.(b)	342,686
25,570	Susser Holdings Corp.(b)(c)	1,978,607
13,212	Tootsie Roll Industries, Inc.(c)	372,446
3,130	USANA Health Sciences, Inc.(b)	212,402
71,226	Vector Group Ltd.(c)	1,517,114
9,007	Village Super Market, Inc., Class A	217,879
6,413	WD-40 Co.	467,123
13,288	Weis Markets, Inc.	612,444

		38,200,081

	Energy—8.0%
4,038	Adams Resources & Energy, Inc.	290,978
64,341	Alon USA Energy, Inc. (Israel)	1,048,115
4,599	Antero Resources Corp.(b)	302,016
21,158	Approach Resources, Inc.(b)(c)	439,029
44,675	Basic Energy Services, Inc.(b)	1,180,314
8,023	Bonanza Creek Energy, Inc.(b)	390,078
20,791	Bristow Group, Inc.	1,596,749
33,072	C&J Energy Services, Inc.(b)	994,144
254,009	Cal Dive International, Inc.(b)(c)	375,933
50,932	Callon Petroleum Co.(b)	467,556
7,296	CARBO Ceramics, Inc.	1,020,783
16,409	Carrizo Oil & Gas, Inc.(b)	902,823
10,649	Cheniere Energy, Inc.(b)	601,136
4,850	Clayton Williams Energy, Inc.(b)	700,728
33,889	Clean Energy Fuels Corp.(b)(c)	299,918
77,568	Cobalt International Energy, Inc.(b)	1,396,224
58,617	Comstock Resources, Inc.	1,629,553
9,484	Contango Oil & Gas Co.(b)	455,611
8,478	Continental Resources, Inc.(b)(c)	1,174,373
7,092	Core Laboratories NV	1,331,027
22,041	CVR Energy, Inc.(c)	1,083,315

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ) (continued)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Energy (continued)
10,777	Dawson Geophysical Co.	$304,558
66,035	DHT Holdings, Inc.	515,733
4,327	Diamondback Energy, Inc.(b)	311,284
12,852	Dril-Quip, Inc.(b)	1,453,818
41,216	Endeavour International Corp.(b)(c)	141,783
67,013	Energy XXI Bermuda Ltd.(c)	1,603,621
24,572	Enlink Midstream LLC	868,129
29,257	EPL Oil & Gas, Inc.(b)	1,145,119
14,431	Era Group, Inc.(b)	412,005
246,785	EXCO Resources, Inc.(c)	1,567,085
459,322	Forest Oil Corp.(b)	854,339
29,883	Forum Energy Technologies, Inc.(b)	892,306
11,394	Frank’s International NV	312,537
8,536	Gaslog Ltd. (Monaco)	228,594
3,949	Geospace Technologies Corp.(b)	229,555
25,099	Golar LNG Ltd. (Norway)(c)	1,109,376
25,280	Goodrich Petroleum Corp.(b)(c)	635,792
198,505	Gran Tierra Energy, Inc. (Canada)(b)	1,419,311
46,086	Green Plains Renewable Energy, Inc.	1,377,971
14,757	Gulf Island Fabrication, Inc.	296,025
5,167	Gulfmark Offshore, Inc., Class A	232,567
14,555	Gulfport Energy Corp.(b)	1,072,267
199,618	Halcon Resources Corp.(b)(c)	1,101,891
55,238	Harvest Natural Resources, Inc.(b)(c)	249,123
273,745	Hercules Offshore, Inc.(b)	1,223,640
35,637	Hornbeck Offshore Services, Inc.(b)	1,476,441
13,101	InterOil Corp.(b)(c)	828,114
165,639	ION Geophysical Corp.(b)	728,812
48,355	Knightsbridge Tankers Ltd. (Bermuda)	577,842
71,397	Kodiak Oil & Gas Corp.(b)	907,456
21,704	Kosmos Energy Ltd.(b)	237,008
19,001	Laredo Petroleum, Inc.(b)	555,399
33,380	Magnum Hunter Resources Corp.(b)	283,730
10,244	Matador Resources Co.(b)	294,208
17,297	Matrix Service Co.(b)	535,688
67,759	Midstates Petroleum Co., Inc.(b)(c)	399,778
16,360	Mitcham Industries, Inc.(b)	225,768
6,985	Natural Gas Services Group, Inc.(b)	214,370
82,162	Newpark Resources, Inc.(b)	989,230
101,909	Nordic American Tankers Ltd.	879,475
31,359	Northern Oil and Gas, Inc.(b)(c)	483,869
21,677	Nuverra Environmental Solutions, Inc.(b)(c)	368,726
20,361	Oasis Petroleum, Inc.(b)	946,990
66,252	Ocean Rig UDW, Inc. (Greece)(b)	1,093,158
51,477	Pacific Drilling SA (Monaco)(b)	510,137
29,586	Pacific Ethanol, Inc.(b)(c)	461,542
143,417	Parker Drilling Co.(b)	950,855
17,814	PDC Energy, Inc.(b)	1,134,217
57,992	Penn Virginia Corp.(b)	964,987
93,522	PetroQuest Energy, Inc.(b)	563,002
1,243	PHI, Inc.(b)	52,579
7,805	PHI, Inc. (Non Voting)(b)	349,664
102,780	Pioneer Energy Services Corp.(b)	1,538,617
288,952	Quicksilver Resources, Inc.(b)(c)	941,984
30,660	Renewable Energy Group, Inc.(b)	360,868
133,709	Rentech, Inc.(b)	283,463
57,321	Resolute Energy Corp.(b)	429,908

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Energy (continued)
5,751	REX American Resources Corp.(b)	$375,885
18,202	Rex Energy Corp.(b)	383,334
27,115	Rosetta Resources, Inc.(b)	1,283,624
33,098	RPC, Inc.	735,769
6,856	Sanchez Energy Corp.(b)	193,888
27,188	Scorpio Tankers, Inc.	244,964
22,090	SemGroup Corp., Class A	1,411,109
79,521	Ship Finance International Ltd. (Norway)	1,401,955
30,751	StealthGas, Inc.(b)	333,341
43,313	Stone Energy Corp.(b)	2,124,503
127,512	Swift Energy Co.(b)(c)	1,572,223
221,601	Teekay Tankers Ltd., Class A(c)	773,387
33,002	Tesco Corp.(b)	660,040
98,672	TETRA Technologies, Inc.(b)	1,233,400
142,595	Tsakos Energy Navigation Ltd.	1,016,702
41,831	Ultra Petroleum Corp.(b)(c)	1,246,564
57,741	VAALCO Energy, Inc.(b)	532,372
227,437	Vantage Drilling Co.(b)(c)	379,820
49,616	W&T Offshore, Inc.	952,627
73,895	Warren Resources, Inc.(b)	374,648
16,456	Westmoreland Coal Co.(b)	487,262
114,216	Willbros Group, Inc.(b)	1,268,940

		76,793,074

	Financials—21.2%
15,272	1st Source Corp.	450,371
22,962	1st United Bancorp, Inc.	168,082
32,572	Acadia Realty Trust REIT	883,678
61,177	AG Mortgage Investment Trust, Inc. REIT	1,082,221
8,437	Agree Realty Corp. REIT	252,013
19,240	Alexander & Baldwin, Inc.	717,844
1,376	Alexander’s, Inc. REIT	475,766
2,748	Altisource Portfolio Solutions SA(b)	284,995
27,238	American Assets Trust, Inc. REIT	924,730
8,830	American National Bankshares, Inc.	188,167
5,474	American National Insurance Co.	615,332
12,019	Ameris Bancorp(b)	255,644
12,566	AMERISAFE, Inc.	535,940
10,200	Amreit, Inc., Class B REIT	169,932
18,400	AmTrust Financial Services, Inc.(c)	711,528
337,895	Anworth Mortgage Asset Corp. REIT	1,824,633
30,720	Apollo Commercial Real Estate Finance, Inc. REIT	522,547
54,011	Apollo Residential Mortgage, Inc. REIT	872,278
40,102	Arbor Realty Trust, Inc. REIT	281,115
34,290	Argo Group International Holdings Ltd.	1,523,162
11,219	Arlington Asset Investment Corp., Class A	296,743
342,338	ARMOUR Residential REIT, Inc. REIT	1,451,513
10,438	Arrow Financial Corp.	261,263
89,790	Ashford Hospitality Trust, Inc. REIT	921,245
33,505	Associated Estates Realty Corp. REIT	562,214
1,253	Baldwin & Lyons, Inc., Class A	29,608
10,019	Baldwin & Lyons, Inc., Class B	260,594
11,555	Banc of California, Inc.	145,246
6,239	BancFirst Corp.	363,172
18,454	Bancorp, Inc. (The)(b)	291,942
44,303	Bank Mutual Corp.	266,704

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ) (continued)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
4,241	Bank of Marin Bancorp	$192,584
9,953	Bank of the Ozarks, Inc.	596,185
11,458	Banner Corp.	453,049
35,109	BBCN Bancorp, Inc.	541,030
21,273	Beneficial Mutual Bancorp, Inc.(b)	277,400
22,457	Berkshire Hills Bancorp, Inc.	526,168
77,148	BGC Partners, Inc., Class A	553,151
11,716	Blackstone Mortgage Trust, Inc., Class A REIT	333,086
11,939	BNC Bancorp	194,606
2,538	BofI Holding, Inc.(b)	204,588
19,106	BOK Financial Corp.	1,249,915
48,476	Boston Private Financial Holdings, Inc.	606,435
7,003	Bridge Bancorp, Inc.	170,313
20,329	Brixmor Property Group, Inc. REIT	446,425
90,839	Brookline Bancorp, Inc.	824,818
8,295	Bryn Mawr Bank Corp.	226,288
5,114	C&F Financial Corp.	159,812
51,189	Calamos Asset Management, Inc., Class A	623,482
8,630	Camden National Corp.	329,407
37,311	Campus Crest Communities, Inc. REIT	321,248
8,588	Capital Bank Financial Corp., Class A(b)	204,824
15,672	Capital City Bank Group, Inc.	217,841
18,162	Cardinal Financial Corp.	305,122
31,782	Cash America International, Inc.	1,384,106
42,897	Cathay General Bancorp	1,012,369
24,079	CBOE Holdings, Inc.	1,284,855
85,803	Cedar Realty Trust, Inc. REIT	531,121
9,113	Center Bancorp, Inc.	168,682
19,183	Centerstate Banks, Inc.	210,438
18,320	Central Pacific Financial Corp.	343,866
160,811	Chambers Street Properties REIT	1,252,718
19,430	Charter Financial Corp.	213,730
10,142	Chatham Lodging Trust REIT	206,187
29,363	Chemical Financial Corp.	824,219
25,959	Chesapeake Lodging Trust REIT	700,633
449,984	Chimera Investment Corp. REIT	1,390,451
11,373	Citizens & Northern Corp.	213,130
31,167	Citizens, Inc.(b)	204,767
13,854	City Holding Co.	595,583
27,694	CNA Financial Corp.	1,134,069
9,291	CNB Financial Corp.	153,487
22,580	CoBiz Financial, Inc.	226,703
12,330	Cohen & Steers, Inc.(c)	499,488
26,968	Colony Financial, Inc. REIT	586,554
30,924	Columbia Banking System, Inc.	767,534
30,762	Community Bank System, Inc.	1,144,039
12,642	Community Trust Bancorp, Inc.	466,111
31,634	Consumer Portfolio Services, Inc.(b)	220,805
9,166	CoreSite Realty Corp. REIT	278,830
74,705	Cousins Properties, Inc. REIT	868,819
59,331	Cowen Group, Inc., Class A(b)	243,850
13,851	Crawford & Co., Class A	133,662
16,278	Crawford & Co., Class B	185,895
3,786	Credit Acceptance Corp.(b)	497,935
58,611	CubeSmart REIT	1,090,165
14,796	Customers Bancorp, Inc.(b)	325,956

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
65,509	CVB Financial Corp.	$947,260
19,562	CyrusOne, Inc. REIT	391,240
148,018	DFC Global Corp.(b)	1,379,528
2,247	Diamond Hill Investment Group Inc.	266,764
31,279	Dime Community Bancshares, Inc.	509,848
1,259	Donegal Group, Inc., Class B	31,525
12,027	Donegal Group, Inc., Class A	177,519
15,662	Doral Financial Corp.(b)(c)	149,729
38,430	DuPont Fabros Technology, Inc. REIT	931,159
70,372	Dynex Capital, Inc. REIT	603,792
7,940	Eagle Bancorp, Inc.(b)	265,117
18,195	EastGroup Properties, Inc. REIT	1,150,834
74,491	Education Realty Trust, Inc. REIT	759,808
4,890	eHealth, Inc.(b)	204,842
16,501	Empire State Realty Trust, Inc., Class A REIT	252,465
37,549	Employers Holdings, Inc.	764,122
12,989	Encore Capital Group, Inc.(b)	561,385
4,624	Enstar Group Ltd.(b)	596,958
14,629	Enterprise Financial Services Corp.	261,420
30,399	Equity Lifestyle Properties, Inc. REIT	1,272,806
42,416	Equity One, Inc. REIT	955,632
12,835	Erie Indemnity Co., Class A	919,628
54,511	Everbank Financial Corp.(c)	1,020,446
8,869	Evercore Partners, Inc., Class A	473,871
29,218	Excel Trust, Inc. REIT	368,731
34,684	Extra Space Storage, Inc. REIT	1,815,014
92,287	EZCORP, Inc., Class A(b)	962,553
8,537	Farmers Capital Bank Corp.(b)	178,338
13,821	FBL Financial Group, Inc., Class A	617,937
7,219	FBR & Co.(b)	186,250
7,908	Federal Agricultural Mortgage Corp., Class C	281,367
69,821	FelCor Lodging Trust, Inc. REIT	644,448
12,071	Fidelity & Guaranty Life	258,802
4,311	Financial Engines, Inc.	190,762
11,157	Financial Institutions, Inc.	258,285
16,627	First Bancorp.	286,151
194,758	First BanCorp.(b)	1,001,056
65,727	First Busey Corp.	361,498
13,062	First Cash Financial Services, Inc.(b)	637,034
4,316	First Citizens BancShares, Inc., Class A	970,625
97,443	First Commonwealth Financial Corp.	837,035
20,193	First Community Bancshares, Inc.	299,058
10,312	First Connecticut Bancorp, Inc.	163,445
10,220	First Defiance Financial Corp.	276,144
71,790	First Financial Bancorp	1,162,280
13,639	First Financial Bankshares, Inc.(c)	805,383
10,816	First Financial Corp.	346,220
8,508	First Financial Holdings, Inc.	488,955
54,209	First Industrial Realty Trust, Inc. REIT	995,819
17,858	First Interstate BancSystem, Inc.	444,486
22,727	First Merchants Corp.	482,267
59,611	First Midwest Bancorp, Inc.	975,832
4,785	First of Long Island Corp. (The)	173,552
64,042	First Potomac Realty Trust REIT	834,467
22,607	Flagstar Bancorp, Inc.(b)	397,883

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ) (continued)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
29,329	Flushing Financial Corp.	$563,703
55,865	Forest City Enterprises, Inc., Class A(b)	1,056,407
1,206	Forest City Enterprises, Inc., Class B(b)	22,793
23,914	Forestar Group, Inc.(b)	407,734
79,149	Franklin Street Properties Corp. REIT	964,035
23,771	FXCM, Inc., Class A	367,975
19,980	Gain Capital Holdings, Inc.	201,798
2,578	GAMCO Investors, Inc., Class A	195,748
46,851	Geo Group, Inc. (The) REIT	1,570,914
9,456	German American Bancorp, Inc.	246,234
25,530	Getty Realty Corp. REIT	483,028
102,121	GFI Group, Inc.	379,890
51,777	Glacier Bancorp, Inc.	1,328,598
15,184	Gladstone Commercial Corp. REIT	267,846
101,886	Glimcher Realty Trust REIT	1,038,218
7,118	Global Indemnity PLC(b)	190,762
47,281	Government Properties Income Trust REIT	1,203,301
57,572	Gramercy Property Trust, Inc. REIT(c)	300,526
11,348	Great Southern Bancorp, Inc.	325,347
22,827	Green Dot Corp., Class A(b)	396,505
18,697	Greenhill & Co., Inc.	937,655
20,365	Greenlight Capital Re Ltd., Class A(b)	648,218
29,310	Hallmark Financial Services, Inc.(b)	246,204
15,968	Hanmi Financial Corp.	339,639
3,442	HCI Group, Inc.	133,137
109,114	Healthcare Trust of America, Inc., Class A REIT	1,275,543
17,678	Heartland Financial USA, Inc.	429,575
11,724	Heritage Financial Corp.	189,460
160,482	Hersha Hospitality Trust REIT	932,400
10,591	HFF, Inc., Class A	360,094
13,991	Home BancShares, Inc.	443,655
25,849	Home Loan Servicing Solutions Ltd.	572,555
8,529	HomeStreet, Inc.	154,887
13,377	HomeTrust Bancshares, Inc.(b)	204,267
47,282	Horace Mann Educators Corp.	1,421,770
7,608	Horizon Bancorp	152,084
10,493	Howard Hughes Corp. (The)(b)	1,497,981
15,549	Hudson Pacific Properties, Inc. REIT	366,179
14,290	Hudson Valley Holding Corp.	262,364
18,928	IBERIABANK Corp.	1,190,571
10,652	ICG Group, Inc.(b)	217,088
22,972	Impac Mortgage Holdings, Inc. REIT(b)	132,548
17,093	Independent Bank Corp.	634,492
13,054	Infinity Property & Casualty Corp.	837,675
79,232	Inland Real Estate Corp. REIT	827,974
65,978	International Bancshares Corp.	1,514,855
20,242	Intervest Bancshares Corp.(b)	153,232
18,489	INTL FCStone, Inc.(b)	349,812
50,268	Investment Technology Group, Inc.(b)	1,037,532
17,198	Investors Bancorp, Inc.	459,703
119,727	Investors Real Estate Trust REIT	1,044,019
74,690	iStar Financial, Inc. REIT(b)	1,109,893
4,957	Kansas City Life Insurance Co.	206,112
8,704	Kennedy-Wilson Holdings, Inc.	190,095
83,256	Kite Realty Group Trust REIT	516,187
29,696	Lakeland Bancorp, Inc.	310,026

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
11,421	Lakeland Financial Corp.	$418,009
16,209	LTC Properties, Inc. REIT	626,154
80,055	Maiden Holdings Ltd.	944,649
15,841	MainSource Financial Group, Inc.	261,852
7,311	MarketAxess Holdings, Inc.	393,917
35,002	MB Financial, Inc.	939,454
112,980	MBIA, Inc.(b)	1,369,318
134,067	Meadowbrook Insurance Group, Inc.	750,775
92,163	Medical Properties Trust, Inc. REIT	1,244,201
7,171	Mercantile Bank Corp.	139,906
4,797	Merchants Bancshares, Inc.	139,449
4,007	Meta Financial Group, Inc.	167,933
9,855	Metro Bancorp, Inc.(b)	201,239
68,624	MGIC Investment Corp.(b)	590,166
6,412	MidWestOne Financial Group, Inc.	157,928
30,129	Monmouth Real Estate Investment Corp., Class A REIT	282,911
46,194	Montpelier Re Holdings Ltd. (Bermuda)	1,412,613
4,591	National Bankshares, Inc.	149,575
8,784	National Health Investors, Inc. REIT	541,885
7,079	National Interstate Corp.	198,354
106,682	National Penn Bancshares, Inc.	1,042,283
3,036	National Western Life Insurance Co., Class A	708,147
4,970	Nationstar Mortgage Holdings, Inc.(b)(c)	162,668
13,983	Navigators Group, Inc. (The)(b)	796,612
41,242	NBT Bancorp, Inc.	934,131
19,244	Nelnet, Inc., Class A	813,251
46,685	New York Mortgage Trust, Inc. REIT	344,068
270,324	Newcastle Investment Corp. REIT	1,213,755
16,205	NewStar Financial, Inc.(b)	185,061
14,551	Nicholas Financial, Inc.	228,742
24,258	NMI Holdings, Inc., Class A(b)(c)	275,328
25,724	Northfield Bancorp, Inc.	333,640
98,711	NorthStar Realty Finance Corp. REIT	1,581,350
96,377	Northwest Bancshares, Inc.	1,280,850
10,100	OceanFirst Financial Corp.	163,822
36,410	OFG Bancorp(c)	621,155
103,845	Old National Bancorp	1,466,291
8,888	OmniAmerican Bancorp, Inc.	220,956
11,826	One Liberty Properties, Inc. REIT	261,709
30,953	OneBeacon Insurance Group Ltd., Class A	477,914
11,664	Oppenheimer Holdings, Inc., Class A	296,965
30,330	Oritani Financial Corp.	449,794
13,372	Pacific Continental Corp.	176,243
9,011	Pacific Premier Bancorp, Inc.(b)	123,000
17,881	PacWest Bancorp	703,975
12,124	Park National Corp.(c)	879,232
29,303	Park Sterling Corp.	191,349
28,108	Parkway Properties, Inc. REIT	530,117
26,954	Pebblebrook Hotel Trust REIT	928,296
3,801	Penns Woods Bancorp, Inc.	167,244
61,630	Pennsylvania Real Estate Investment Trust REIT	1,019,977
59,985	PennyMac Mortgage Investment Trust REIT	1,406,048
10,749	Peoples Bancorp, Inc.	280,226

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ) (continued)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
29,124	Phoenix Cos., Inc. (The)(b)	$1,282,038
13,132	PICO Holdings, Inc.(b)	305,319
20,201	Pinnacle Financial Partners, Inc.	698,349
19,686	Piper Jaffray Cos.(b)	863,428
16,819	Portfolio Recovery Associates, Inc.(b)	961,206
28,707	Post Properties, Inc. REIT	1,441,378
31,708	Potlatch Corp. REIT	1,212,197
37,867	PrivateBancorp, Inc.	1,043,993
9,580	Provident Financial Holdings, Inc.	134,791
62,863	Provident Financial Services, Inc.	1,092,559
10,696	PS Business Parks, Inc. REIT	917,396
50,008	Radian Group, Inc.	699,112
97,556	RAIT Financial Trust REIT	798,008
41,000	Ramco-Gershenson Properties Trust REIT	675,680
81,900	Redwood Trust, Inc. REIT	1,785,420
7,344	Regional Management Corp.(b)	112,657
22,221	Renasant Corp.	604,856
11,107	Republic Bancorp, Inc., Class A	266,679
153,024	Resource Capital Corp. REIT	841,632
27,802	Retail Opportunity Investments Corp. REIT	434,823
17,582	Rouse Properties, Inc. REIT	295,202
30,990	Ryman Hospitality Properties, Inc. REIT(c)	1,411,595
27,594	S&T Bancorp, Inc.	641,836
38,751	Sabra Health Care REIT, Inc. REIT	1,161,367
10,646	Safeguard Scientifics, Inc.(b)	223,672
17,931	Safety Insurance Group, Inc.	963,074
21,623	Sandy Spring Bancorp, Inc.	520,033
8,832	Saul Centers, Inc. REIT	405,300
48,437	SEI Investments Co.	1,568,390
18,724	Select Income REIT	576,325
69,494	Selective Insurance Group, Inc.	1,594,192
9,113	Sierra Bancorp	142,254
25,585	Silver Bay Realty Trust Corp. REIT	383,263
13,012	Simmons First National Corp., Class A	470,514
17,076	Southside Bancshares, Inc.	470,956
15,119	Southwest Bancorp, Inc.	252,487
16,409	Sovran Self Storage, Inc. REIT	1,245,443
90,704	Spirit Realty Capital, Inc. REIT	976,882
15,006	Springleaf Holdings, Inc.(b)	344,838
23,229	St. Joe Co. (The)(b)(c)	414,638
13,773	STAG Industrial, Inc. REIT	324,079
15,576	State Auto Financial Corp.	318,685
23,359	State Bank Financial Corp.	387,292
36,804	Sterling Bancorp	440,176
21,783	Stewart Information Services Corp.	664,382
9,672	Stock Yards Bancorp, Inc.	285,131
63,720	Strategic Hotels & Resorts, Inc. REIT(b)	687,539
11,200	Suffolk Bancorp(b)	245,616
47,435	Summit Hotel Properties, Inc. REIT	429,761
21,748	Sun Communities, Inc. REIT	991,056
94,989	Sunstone Hotel Investors, Inc. REIT	1,359,293
52,069	SWS Group, Inc.(b)	385,831
40,192	Tanger Factory Outlet Centers, Inc. REIT	1,434,051
8,823	Taylor Capital Group, Inc.(b)	187,842
4,425	Tejon Ranch Co.(b)	137,219
7,757	Terreno Realty Corp. REIT	141,720
8,854	Territorial Bancorp, Inc.	181,153

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
17,047	Texas Capital Bancshares, Inc.(b)	$957,871
46,159	TFS Financial Corp.(b)	618,069
12,032	Third Point Reinsurance Ltd. (Bermuda)(b)	188,180
8,554	Tompkins Financial Corp.	403,236
481,395	Tower Group International Ltd.(c)	1,184,232
25,901	TowneBank	399,652
14,364	TriCo Bancshares	348,327
96,501	TrustCo Bank Corp. NY	637,872
22,872	UMB Financial Corp.	1,342,815
16,241	UMH Properties, Inc. REIT	159,974
92,377	Umpqua Holdings Corp.	1,536,230
19,540	Union Bankshares Corp.	500,029
46,666	United Bankshares, Inc.	1,364,981
18,811	United Community Banks, Inc.(b)	303,798
23,679	United Financial Bancorp, Inc.	311,616
21,686	United Fire Group, Inc.	603,305
6,310	Universal Health Realty Income Trust REIT	267,733
25,125	Universal Insurance Holdings, Inc.	367,579
21,819	Univest Corp. of Pennsylvania	430,052
2,582	Urstadt Biddle Properties, Inc. REIT	45,288
18,901	Urstadt Biddle Properties, Inc., Class A REIT	385,769
19,130	ViewPoint Financial Group, Inc.	498,719
1,312	Virtus Investment Partners, Inc.(b)	242,707
12,982	Walker & Dunlop, Inc.(b)	203,558
28,726	Walter Investment Management Corp.(b)(c)	763,537
11,947	Washington Banking Co.	205,488
12,140	Washington Trust Bancorp, Inc.	415,188
20,801	Waterstone Financial, Inc.	216,538
30,258	WesBanco, Inc.	915,002
21,739	Westamerica Bancorp.(c)	1,104,776
29,801	Western Alliance Bancorp(b)	687,509
15,978	Western Asset Mortgage Capital Corp. REIT	235,995
22,891	Westfield Financial, Inc.	156,803
4,156	Westwood Holdings Group, Inc.	241,755
13,374	Whitestone REIT	187,637
34,990	Wilshire Bancorp, Inc.	349,900
33,672	Winthrop Realty Trust REIT	468,041
24,804	Wintrust Financial Corp.	1,111,715
7,684	World Acceptance Corp.(b)(c)	557,858
4,827	WSFS Financial Corp.	326,402
8,750	Yadkin Financial Corp.(b)(c)	167,563

		203,311,368

	Health Care—7.4%
6,148	Abaxis, Inc.(b)	249,670
5,233	Acadia Healthcare Co., Inc.(b)	219,891
19,213	Accuray, Inc.(b)(c)	161,389
8,529	Acorda Therapeutics, Inc.(b)	302,353
44,755	Affymetrix, Inc.(b)	332,530
13,422	Air Methods Corp.(b)	747,203
6,839	Akorn, Inc.(b)	172,480
11,916	Albany Molecular Research, Inc.(b)	191,371
11,015	Align Technology, Inc.(b)	555,046
14,135	Alkermes PLC(b)	653,885
9,948	Alliance HealthCare Services, Inc.(b)	283,120

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ) (continued)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
82,725	Allscripts Healthcare Solutions, Inc.(b)	$1,259,074
9,689	Almost Family, Inc.(b)	208,023
82,998	Amedisys, Inc.(b)	1,131,263
44,003	AMN Healthcare Services, Inc.(b)	549,157
31,923	Amsurg Corp.(b)	1,382,585
5,158	Analogic Corp.	387,263
24,510	AngioDynamics, Inc.(b)	329,414
11,794	ArthroCare Corp.(b)	572,363
2,083	athenahealth, Inc.(b)	257,542
865	Atrion Corp.	249,405
6,576	Auxilium Pharmaceuticals, Inc.(b)	148,026
10,158	BioMarin Pharmaceutical, Inc.(b)	591,500
18,672	Bio-Reference Labs, Inc.(b)(c)	474,269
79,618	BioScrip, Inc.(b)	550,957
48,045	Brookdale Senior Living, Inc.(b)	1,529,753
46,410	Bruker Corp.(b)	958,831
13,984	Cambrex Corp.(b)	286,532
7,373	Cantel Medical Corp.	244,489
11,636	Capital Senior Living Corp.(b)	287,758
5,140	Cepheid, Inc.(b)	223,487
27,439	Charles River Laboratories International, Inc.(b)	1,474,023
10,910	Chemed Corp.(c)	908,476
5,034	Computer Programs & Systems, Inc.	317,796
15,890	CONMED Corp.	736,184
5,077	Corvel Corp.(b)	231,207
39,821	Cross Country Healthcare, Inc.(b)	282,331
18,323	Cubist Pharmaceuticals, Inc.(b)	1,283,709
5,150	Cyberonics, Inc.(b)	304,674
6,171	Cynosure, Inc., Class A(b)	151,436
13,100	Emergent Biosolutions, Inc.(b)	345,316
31,295	Emeritus Corp.(b)	933,530
12,488	Ensign Group, Inc. (The)	530,740
16,377	Envision Healthcare Holdings, Inc.(b)	553,379
283,828	Enzon Pharmaceuticals, Inc.	252,635
6,476	Exactech, Inc.(b)	143,897
8,555	ExamWorks Group, Inc.(b)	314,824
35,164	Exelixis, Inc.(b)(c)	124,481
117,864	Five Star Quality Care, Inc.(b)	569,283
104,080	Gentiva Health Services, Inc.(b)	783,722
15,767	Globus Medical, Inc., Class A(b)	385,030
18,971	Greatbatch, Inc.(b)	873,235
30,486	Haemonetics Corp.(b)	925,555
27,777	Hanger, Inc.(b)	963,029
46,414	Healthways, Inc.(b)(c)	835,452
40,700	Hill-Rom Holdings, Inc.	1,520,552
32,853	HMS Holdings Corp.(b)	531,233
25,476	ICON PLC (Ireland)(b)	987,705
8,063	ICU Medical, Inc.(b)	449,754
12,754	IDEXX Laboratories, Inc.(b)	1,612,616
46,266	Impax Laboratories, Inc.(b)	1,209,856
15,220	Infinity Pharmaceuticals, Inc.(b)	148,699
15,212	Integra LifeSciences Holdings Corp.(b)	693,363
49,266	Invacare Corp.	778,403
7,997	IPC The Hospitalist Co., Inc.(b)	323,878
2,802	Isis Pharmaceuticals, Inc.(b)	74,561
5,374	Jazz Pharmaceuticals PLC(b)	724,953

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
8,043	Landauer, Inc.	$347,779
15,795	LHC Group, Inc.(b)	328,220
14,398	Luminex Corp.(b)	276,586
29,638	Masimo Corp.(b)	793,113
36,050	MedAssets, Inc.(b)	823,022
32,617	Medical Action Industries, Inc.(b)	209,075
21,746	Medicines Co. (The)(b)	578,444
2,847	Medidata Solutions, Inc.(b)	103,375
26,595	Meridian Bioscience, Inc.	531,102
31,550	Merit Medical Systems, Inc.(b)	406,049
15,417	Momenta Pharmaceuticals, Inc.(b)	176,062
5,700	MWI Veterinary Supply, Inc.(b)	892,848
21,447	Myriad Genetics, Inc.(b)(c)	905,278
9,192	National Healthcare Corp.	503,078
12,546	Natus Medical, Inc.(b)	311,517
7,294	Neogen Corp.(b)	304,707
18,824	NuVasive, Inc.(b)	634,557
14,785	NxStage Medical, Inc.(b)	169,140
12,835	Omnicell, Inc.(b)	339,871
28,522	Orthofix International NV(b)	861,364
25,675	PAREXEL International Corp.(b)	1,164,361
55,752	PharMerica Corp.(b)	1,515,897
28,359	Prestige Brands Holdings, Inc.(b)	950,594
21,691	Providence Service Corp. (The)(b)	880,872
41,746	QLT, Inc. (Canada)(b)	241,709
39,249	Quality Systems, Inc.	579,708
5,032	Questcor Pharmaceuticals, Inc.	413,530
7,829	Quidel Corp.(b)	167,932
8,896	Quintiles Transnational Holdings, Inc.(b)	419,268
126,368	RadNet, Inc.(b)	628,049
2,513	Regeneron Pharmaceuticals, Inc.(b)	746,085
54,420	Rigel Pharmaceuticals, Inc.(b)	174,144
61,132	RTI Surgical, Inc.(b)	262,868
7,283	Salix Pharmaceuticals Ltd.(b)	801,130
32,304	SciClone Pharmaceuticals, Inc.(b)	154,413
2,944	Seattle Genetics, Inc.(b)	113,285
63,615	Select Medical Holdings Corp.	888,065
23,381	Sirona Dental Systems, Inc.(b)	1,758,719
42,440	Skilled Healthcare Group, Inc., Class A(b)	218,990
25,575	Spectrum Pharmaceuticals, Inc.(b)(c)	175,700
7,281	Surgical Care Affiliates, Inc.(b)	213,916
7,094	SurModics, Inc.(b)	154,365
48,878	Symmetry Medical, Inc.(b)	403,732
14,578	Syneron Medical Ltd. (Israel)(b)	151,174
3,780	Taro Pharmaceutical Industries Ltd. (India)(b)	424,607
25,377	Team Health Holdings, Inc.(b)	1,230,277
10,882	Techne Corp.	971,871
22,794	Thoratec Corp.(b)	747,187
11,326	Tornier NV(b)	192,202
55,935	Triple-S Management Corp., Class B(b)	837,906
13,910	United Therapeutics Corp.(b)	1,391,139
80,686	Universal American Corp.	578,519
7,451	US Physical Therapy, Inc.	229,863
11,068	Vertex Pharmaceuticals, Inc.(b)	749,304
22,927	VIVUS, Inc.(b)(c)	119,220
22,984	Volcano Corp.(b)	403,599

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ) (continued)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
29,040	West Pharmaceutical Services, Inc.	$1,259,755
18,335	Wright Medical Group, Inc.(b)	501,462

		71,080,750

	Industrials—16.8%
25,538	A.O. Smith Corp.	1,194,157
8,428	AAON, Inc.	238,934
51,574	AAR Corp.	1,335,767
38,120	Acacia Research Corp.(c)	611,445
194,528	ACCO Brands Corp.(b)	1,192,457
116,304	Accuride Corp.(b)	655,955
16,783	Aceto Corp.	367,212
38,777	Actuant Corp., Class A	1,312,989
12,501	Acuity Brands, Inc.	1,557,250
6,718	Advisory Board Co. (The)(b)	384,673
115,513	Aegean Marine Petroleum Network, Inc. (Greece)	1,066,185
50,214	Aegion Corp.(b)	1,279,955
8,325	Aerovironment, Inc.(b)	281,135
70,323	Air Transport Services Group, Inc.(b)	550,629
87,972	Aircastle Ltd.	1,545,668
6,392	Alamo Group, Inc.	339,543
18,075	Albany International Corp., Class A	650,338
2,294	Allegiant Travel Co.	269,430
32,348	Allison Transmission Holdings, Inc.	965,264
13,888	Altra Industrial Motion Corp.	474,414
6,542	AMERCO	1,636,220
24,983	Ameresco, Inc., Class A(b)	160,141
3,556	American Railcar Industries, Inc.	246,929
6,236	American Science & Engineering, Inc.	419,059
6,025	American Woodmark Corp.(b)	180,810
15,354	Apogee Enterprises, Inc.	487,797
26,978	Applied Industrial Technologies, Inc.	1,292,786
48,747	ARC Document Solutions, Inc.(b)	311,981
25,831	ArcBest Corp.	1,018,258
15,833	Astec Industries, Inc.	632,528
2,604	Astronics Corp.(b)	148,740
53,545	Atlas Air Worldwide Holdings, Inc.(b)	1,873,540
13,472	AZZ, Inc.	584,954
35,116	Baltic Trading Ltd.	210,345
31,815	Barnes Group, Inc.	1,225,514
2,495	Barrett Business Services, Inc.	125,773
38,532	Beacon Roofing Supply, Inc.(b)	1,370,969
45,877	Blount International, Inc.(b)	512,446
85,265	Box Ships, Inc.(c)	134,719
59,572	Brady Corp., Class A	1,536,362
67,677	Briggs & Stratton Corp.	1,446,257
18,699	Builders FirstSource, Inc.(b)	146,787
10,011	CAI International, Inc.(b)	217,739
53,597	Casella Waste Systems, Inc., Class A(b)	273,345
66,164	CBIZ, Inc.(b)	567,025
22,569	CDI Corp.	345,757
18,396	Celadon Group, Inc.	423,292
208,327	Cenveo, Inc.(b)(c)	643,730
12,159	Chart Industries, Inc.(b)	829,487
29,235	China Yuchai International Ltd.	588,793
8,678	CIRCOR International, Inc.	704,740

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
22,881	CLARCOR, Inc.	$1,321,607
21,192	Columbus McKinnon Corp.(b)	561,376
43,379	Comfort Systems USA, Inc.	650,685
48,803	Commercial Vehicle Group, Inc.(b)	473,877
34,958	Copart, Inc.(b)	1,267,927
11,246	Corporate Executive Board Co. (The)	776,199
16,747	Costamare, Inc. (Greece)(c)	359,056
16,773	Courier Corp.	243,712
11,797	CRA International, Inc.(b)	256,821
13,985	Cubic Corp.	663,309
32,846	Danaos Corp. (Greece)(b)	191,164
62,291	Diana Containerships, Inc. (Greece)(c)	234,526
94,882	Diana Shipping, Inc. (Greece)(b)(c)	1,068,371
18,837	DigitalGlobe, Inc.(b)	560,966
20,687	Douglas Dynamics, Inc.	348,990
15,455	Ducommun, Inc.(b)	375,093
4,092	DXP Enterprises, Inc.(b)	463,255
38,727	Dycom Industries, Inc.(b)	1,216,028
8,646	Dynamic Materials Corp.	174,649
193,034	Eagle Bulk Shipping, Inc.(b)(c)	563,659
12,135	Echo Global Logistics, Inc.(b)	237,361
12,514	Encore Wire Corp.	609,807
10,706	EnerNOC, Inc.(b)	252,662
30,422	Engility Holdings, Inc.(b)	1,327,616
44,795	Ennis, Inc.	670,133
14,324	EnPro Industries, Inc.(b)	1,020,012
21,691	ESCO Technologies, Inc.	724,913
5,291	Exponent, Inc.	372,592
39,055	Federal Signal Corp.(b)	592,855
13,470	Forward Air Corp.	595,778
16,797	Franklin Electric Co., Inc.	649,540
11,324	FreightCar America, Inc.	297,368
21,330	Furmanite Corp.(b)	223,538
17,155	G&K Services, Inc., Class A	908,186
26,498	GenCorp, Inc.(b)(c)	465,305
33,052	Gibraltar Industries, Inc.(b)	564,528
32,248	Global Brass & Copper Holdings, Inc.	511,453
20,818	Global Power Equipment Group, Inc.	364,939
9,370	Gorman-Rupp Co. (The)	290,938
9,578	GP Strategies Corp.(b)	251,710
20,091	Graco, Inc.	1,456,597
36,401	Granite Construction, Inc.	1,360,669
67,738	Great Lakes Dredge & Dock Corp.(b)	584,579
20,010	Greenbrier Cos., Inc. (The)(b)	1,049,324
59,930	Griffon Corp.	637,655
30,745	H&E Equipment Services, Inc.(b)	1,185,220
13,621	Hardinge, Inc.	181,977
27,078	Hawaiian Holdings, Inc.(b)	391,277
50,269	HD Supply Holdings, Inc.(b)	1,295,935
35,334	Healthcare Services Group, Inc.	1,028,219
33,087	Heartland Express, Inc.	719,973
5,396	HEICO Corp.	298,507
9,978	HEICO Corp., Class A	406,603
23,682	Heidrick & Struggles International, Inc.	446,406
39,049	Herman Miller, Inc.	1,203,881
44,593	HNI Corp.	1,571,011
17,724	Houston Wire & Cable Co.	220,841

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ) (continued)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
38,522	Hub Group, Inc., Class A(b)	$1,720,007
6,590	Hurco Cos., Inc.	175,689
12,479	Huron Consulting Group, Inc.(b)	888,505
6,354	Hyster-Yale Materials Handling, Inc.	612,462
15,387	ICF International, Inc.(b)	599,631
46,556	InnerWorkings, Inc.(b)	335,203
29,183	Insperity, Inc.	935,607
13,982	Insteel Industries, Inc.	287,750
38,894	Interface, Inc.	699,703
9,265	International Shipholding Corp.	249,599
25,667	Intersections, Inc.	144,249
17,459	Jinpan International Ltd. (China)	128,673
20,830	John Bean Technologies Corp.	603,862
10,510	Kadant, Inc.	365,222
25,596	Kaman Corp.	1,074,264
70,116	Kelly Services, Inc., Class A	1,476,643
12,507	KEYW Holding Corp. (The)(b)	160,715
21,135	Kforce, Inc.	488,641
32,692	Kimball International, Inc., Class B	547,918
39,138	Knight Transportation, Inc.	928,745
45,842	Knoll, Inc.	833,866
33,571	Korn/Ferry International(b)	975,238
64,209	Kratos Defense & Security Solutions, Inc.(b)	463,589
26,537	Landstar System, Inc.	1,671,566
51,421	Layne Christensen Co.(b)	895,754
8,013	LB Foster Co., Class A	379,416
41,818	Lihua International, Inc. (China)(b)(c)	88,654
5,014	Lindsay Corp.(c)	441,884
16,162	LMI Aerospace, Inc.(b)(c)	220,450
9,163	LS Starrett Co. (The), Class A	143,126
31,109	LSI Industries, Inc.	236,739
15,256	Lydall, Inc.(b)	357,143
27,068	Macquarie Infrastructure Co. LLC (Australia)	1,556,951
20,089	Marten Transport Ltd.	471,288
12,346	Masonite International Corp.(b)	680,265
45,121	MasTec, Inc.(b)	1,785,889
262,065	Matson, Inc.	6,208,320
18,563	McGrath RentCorp	586,220
124,033	Metalico, Inc.(b)	191,011
69,599	MFC Industrial Ltd. (Canada)(c)	519,209
3,819	Middleby Corp. (The)(b)	964,221
11,840	Miller Industries, Inc.	229,341
12,143	Mistras Group, Inc.(b)	275,767
26,407	Mobile Mini, Inc.	1,166,661
22,261	MSA Safety, Inc.	1,174,268
36,988	Mueller Industries, Inc.	1,070,433
92,701	Mueller Water Products, Inc., Class A	845,433
11,444	Multi-Color Corp.	398,823
26,431	MYR Group, Inc.(b)	620,071
9,424	National Presto Industries, Inc.(c)	680,978
56,123	Navigant Consulting, Inc.(b)	942,866
117,465	Navios Maritime Holdings, Inc.(c)	924,450
13,457	NCI Building Systems, Inc.(b)	210,467
10,232	NN, Inc.	200,240
20,250	Nordson Corp.	1,505,587

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
12,062	Nortek, Inc.(b)	$991,014
12,774	Northwest Pipe Co.(b)	456,926
19,567	On Assignment, Inc.(b)	684,845
45,985	Orbital Sciences Corp.(b)	1,351,959
34,352	Orion Marine Group, Inc.(b)	402,949
41,080	Paragon Shipping, Inc., Class A (Greece)(b)(c)	230,459
8,129	Park-Ohio Holdings Corp.(b)	474,652
46,659	Pike Corp.(b)	447,926
14,366	Ply Gem Holdings, Inc.(b)	183,166
25,900	PMFG, Inc.(b)	146,853
33,575	Polypore International, Inc.(b)(c)	1,164,381
7,404	Powell Industries, Inc.	468,821
2,467	Preformed Line Products Co.	147,428
12,912	Primoris Services Corp.	361,278
66,317	Quad Graphics, Inc.	1,435,763
32,301	Quality Distribution, Inc.(b)	406,024
32,457	Quanex Building Products Corp.	611,490
16,189	Raven Industries, Inc.	500,240
9,935	RBC Bearings, Inc.(b)	618,553
34,477	Resources Connection, Inc.	469,232
25,147	Rexnord Corp.(b)	672,431
21,177	Roadrunner Transportation Systems, Inc.(b)	521,589
23,573	Rollins, Inc.	709,076
9,817	RPX Corp.(b)	160,802
7,481	Rush Enterprises, Inc., Class B(b)	211,563
37,733	Rush Enterprises, Inc., Class A(b)	1,211,229
46,332	Safe Bulkers, Inc. (Greece)(c)	376,216
22,133	Saia, Inc.(b)	911,216
61,914	Seaspan Corp., Class A (Hong Kong)(c)	1,334,866
21,154	Simpson Manufacturing Co., Inc.	693,640
20,168	SP Plus Corp.(b)	492,503
4,905	Sparton Corp.(b)	133,220
4,921	Spirit Airlines, Inc.(b)	279,710
8,758	Standex International Corp.	519,962
41,698	Star Bulk Carriers Corp. (Greece)(b)(c)	495,372
22,117	Sterling Construction Co., Inc.(b)	169,859
6,075	Sun Hydraulics Corp.	248,346
55,989	Swift Transportation Co.(b)	1,346,535
33,872	TAL International Group, Inc.	1,428,721
12,911	Team, Inc.(b)	553,753
30,625	Tecumseh Products Co., Class A(b)	184,056
8,865	Tecumseh Products Co., Class B(b)	51,772
9,326	Tennant Co.	594,906
60,042	Tetra Tech, Inc.(b)	1,721,404
16,854	Textainer Group Holdings Ltd.(c)	662,362
11,715	Thermon Group Holdings, Inc.(b)	279,051
46,690	Titan International, Inc.	817,542
48,273	Titan Machinery, Inc.(b)	851,536
21,667	Toro Co. (The)	1,376,721
3,727	Trex Co., Inc.(b)	292,644
28,472	Trimas Corp.(b)	1,021,006
34,360	TrueBlue, Inc.(b)	919,130
9,312	Twin Disc, Inc.	269,396
8,525	UniFirst Corp.	820,446
20,453	Universal Forest Products, Inc.	1,032,672
9,331	US Ecology, Inc.	416,629

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ) (continued)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
17,163	USA Truck, Inc.(b)	$285,936
28,298	USG Corp.(b)	844,978
26,172	Verisk Analytics, Inc., Class A(b)	1,572,675
27,037	Viad Corp.	623,203
5,790	VSE Corp.	361,701
34,218	Wabash National Corp.(b)	457,152
18,305	Wabtec Corp.	1,364,638
2,888	WageWorks, Inc.(b)	122,365
15,969	Watts Water Technologies, Inc., Class A	849,551
31,089	Wesco Aircraft Holdings, Inc.(b)	629,863
27,733	West Corp.	675,299
38,013	Woodward, Inc.	1,704,123
14,287	Xerium Technologies, Inc.(b)	192,874

		160,670,872

	Information Technology—16.2%
5,757	3D Systems Corp.(b)(c)	272,536
13,247	ACI Worldwide, Inc.(b)	757,066
31,266	Actuate Corp.(b)	176,028
28,233	Acxiom Corp.(b)	797,300
34,321	ADTRAN, Inc.	769,820
16,604	Advanced Energy Industries, Inc.(b)	363,296
13,926	Advent Software, Inc.	401,347
21,095	Aeroflex Holding Corp.(b)	161,377
14,233	Agilysys, Inc.(b)	178,482
23,627	Alpha & Omega Semiconductor Ltd.(b)	170,114
17,624	American Software, Inc., Class A	169,895
43,097	ARRIS Group, Inc.(b)	1,124,401
17,531	Aruba Networks, Inc.(b)	346,588
3,762	Aspen Technology, Inc.(b)	161,728
209,826	Atmel Corp.(b)	1,630,348
8,778	AVG Technologies NV(b)	164,412
136,088	Aviat Networks, Inc.(b)	205,493
57,801	AVX Corp. (Japan)	771,643
97,227	Axcelis Technologies, Inc.(b)	174,036
6,474	Badger Meter, Inc.	320,787
17,471	Bankrate, Inc. (United Kingdom)(b)	306,092
2,752	Bel Fuse, Inc., Class A	56,031
11,446	Bel Fuse, Inc., Class B	249,065
20,202	Belden, Inc.	1,491,110
25,193	Black Box Corp.	535,603
16,873	Blackbaud, Inc.	513,783
22,116	Blucora, Inc.(b)	425,733
8,351	Bottomline Technologies, Inc.(b)	264,226
5,131	BroadSoft, Inc.(b)	130,225
54,021	Brooks Automation, Inc.	552,635
29,950	Cabot Microelectronics Corp.(b)	1,298,931
88,820	Cadence Design Systems, Inc.(b)	1,382,039
30,496	Calix, Inc.(b)	268,670
12,787	Canadian Solar, Inc. (Canada)(b)(c)	346,783
14,119	Cardtronics, Inc.(b)	472,704
3,717	Cass Information Systems, Inc.	187,746
6,270	Cavium, Inc.(b)	265,660
68,758	CDW Corp.	1,938,288
9,651	CEVA, Inc.(b)	156,636
54,338	Checkpoint Systems, Inc.(b)	693,896
18,548	ChipMOS TECHNOLOGIES Bermuda Ltd. (Taiwan)	390,250

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
108,438	CIBER, Inc.(b)	$468,452
21,645	Ciena Corp.(b)	427,922
41,290	Cirrus Logic, Inc.(b)	920,767
18,978	Cognex Corp.(b)	653,413
13,807	Coherent, Inc.(b)	824,416
30,110	Cohu, Inc.	310,133
29,842	CommScope Holding Co., Inc.(b)	796,185
6,810	CommVault Systems, Inc.(b)	329,604
11,727	Computer Task Group, Inc.	185,404
133,926	Compuware Corp.	1,387,473
7,239	comScore, Inc.(b)	226,798
23,740	Comtech Telecommunications Corp.	753,745
9,650	Comverse, Inc.(b)	240,671
4,412	Concur Technologies, Inc.(b)	355,034
8,797	Constant Contact, Inc.(b)	227,490
36,021	Conversant, Inc.(b)	880,353
3,259	CoStar Group, Inc.(b)	524,341
10,996	Cray, Inc.(b)	315,695
28,802	CSG Systems International, Inc.	759,221
21,867	CTS Corp.	389,014
70,596	Cypress Semiconductor Corp.	668,544
38,847	Daktronics, Inc.	505,788
13,778	Datalink Corp.(b)	176,910
11,531	Dealertrack Technologies, Inc.(b)	526,851
27,945	Demand Media, Inc.(b)	116,251
35,471	Dice Holdings, Inc.(b)	271,353
30,874	Digi International, Inc.(b)	273,544
29,569	Digital River, Inc.(b)	452,110
27,752	Diodes, Inc.(b)	731,820
28,973	Dolby Laboratories, Inc., Class A(b)(c)	1,154,574
28,764	DSP Group, Inc.(b)	228,961
10,415	DTS, Inc.(b)	193,823
324,125	EarthLink Holdings Corp.	1,105,266
24,724	Eastman Kodak Co.(b)(c)	738,506
18,623	Ebix, Inc.(c)	293,871
18,093	Electro Rent Corp.	292,202
39,335	Electro Scientific Industries, Inc.	333,561
17,106	Electronics for Imaging, Inc.(b)	646,436
94,510	Emulex Corp.(b)	675,746
66,598	Entegris, Inc.(b)	738,572
75,194	Entropic Communications, Inc.(b)	277,466
4,128	EPAM Systems, Inc.(b)	128,505
25,645	EPIQ Systems, Inc.	328,000
5,690	ePlus, Inc.(b)	284,728
32,092	Euronet Worldwide, Inc.(b)	1,475,911
16,244	EVERTEC, Inc.	382,384
15,287	Exar Corp.(b)	165,405
13,015	ExlService Holdings, Inc.(b)	368,259
41,334	Extreme Networks, Inc.(b)	236,430
20,451	Fabrinet (Cayman Islands)(b)	441,742
13,633	FactSet Research Systems, Inc.(c)	1,451,914
13,541	Fair Isaac Corp.	774,545
6,041	FARO Technologies, Inc.(b)	241,036
8,592	FEI Co.	683,236
41,319	Finisar Corp.(b)	1,080,492
9,575	FleetCor Technologies, Inc.(b)	1,092,795
38,345	FormFactor, Inc.(b)	220,484

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ) (continued)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
8,746	Forrester Research, Inc.	$309,871
22,782	Fortinet, Inc.(b)	500,748
34,840	Freescale Semiconductor Ltd.(b)	765,435
26,959	Fusion-io, Inc.(b)	232,656
17,447	Gartner, Inc.(b)	1,202,796
36,851	Global Cash Access Holdings, Inc.(b)	243,217
24,616	GSI Group, Inc.(b)	298,838
57,535	GT Advanced Technologies, Inc.(b)(c)	955,656
2,990	Guidewire Software, Inc.(b)	112,902
30,873	Hackett Group, Inc. (The)	185,238
98,912	Harmonic, Inc.(b)	695,351
25,404	Heartland Payment Systems, Inc.	1,040,040
12,695	Hittite Microwave Corp.	753,575
12,537	Hollysys Automation Technologies Ltd. (China)(b)	268,417
75,654	Hutchinson Technology, Inc.(b)	210,318
22,848	IAC/InterActiveCorp.	1,514,365
6,627	iGATE Corp.(b)	242,548
47,483	II-VI, Inc.(b)	683,755
40,406	Imation Corp.(b)	174,554
44,571	Infinera Corp.(b)	399,356
29,805	Informatica Corp.(b)	1,056,587
63,451	Integrated Device Technology, Inc.(b)	740,473
26,183	Integrated Silicon Solution, Inc.(b)	378,606
1,915	Interactive Intelligence Group, Inc.(b)	119,822
31,473	InterDigital, Inc.	1,092,743
40,731	Internap Network Services Corp.(b)	273,712
53,428	International Rectifier Corp.(b)	1,391,265
117,727	Intersil Corp., Class A	1,452,751
13,030	InterXion Holding NV (Netherlands)(b)	336,826
21,150	IntraLinks Holdings, Inc.(b)	193,523
7,745	InvenSense, Inc.(b)(c)	166,750
7,088	IPG Photonics Corp.(b)(c)	458,097
31,494	Ixia(b)	391,155
16,498	IXYS Corp.	178,013
15,371	j2 Global, Inc.	712,600
22,360	Jack Henry & Associates, Inc.	1,233,378
115,641	JDS Uniphase Corp.(b)	1,465,171
80,096	Kemet Corp.(b)	401,281
15,243	Key Tronic Corp.(b)	159,747
77,218	Kulicke & Soffa Industries, Inc. (Singapore)(b)	1,135,877
52,670	Lattice Semiconductor Corp.(b)	443,481
3,783	LinkedIn Corp., Class A(b)	580,577
39,146	Lionbridge Technologies, Inc.(b)	230,178
12,351	Liquidity Services, Inc.(b)(c)	213,055
7,818	Littelfuse, Inc.	707,920
11,934	LivePerson, Inc.(b)	118,147
3,988	LogMeIn, Inc.(b)	181,255
26,830	LTX-Credence Corp.(b)	258,373
47,022	Magnachip Semiconductor Corp. (South Korea)(b)	658,308
10,826	Manhattan Associates, Inc.(b)	341,344
44,093	ManTech International Corp., Class A	1,315,294
15,447	MAXIMUS, Inc.	657,579
6,200	Measurement Specialties, Inc.(b)	398,970
15,096	Mellanox Technologies Ltd. (Israel)(b)(c)	527,907

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
64,147	Mentor Graphics Corp.	$1,327,843
2,956	MercadoLibre, Inc. (Argentina)(c)	275,706
33,319	Mercury Systems, Inc.(b)	465,133
14,478	Methode Electronics, Inc.	401,620
31,049	Micrel, Inc.	309,248
30,743	MICROS Systems, Inc.(b)	1,583,265
52,572	Microsemi Corp.(b)	1,236,493
3,034	MicroStrategy, Inc., Class A(b)	368,419
33,073	MKS Instruments, Inc.	931,005
98,847	ModusLink Global Solutions, Inc.(b)(c)	399,342
14,851	MoneyGram International, Inc.(b)	196,033
8,497	Monolithic Power Systems, Inc.(b)	315,239
138,381	Monster Worldwide, Inc.(b)	953,445
14,210	Move, Inc.(b)	151,905
6,796	MTS Systems Corp.	438,138
13,700	Multi-Fineline Electronix, Inc. (Singapore)(b)	169,606
84,421	Nam Tai Property, Inc. (China)(c)	583,349
10,131	Nanometrics, Inc.(b)	164,730
43,239	National Instruments Corp.	1,180,857
50,683	Net 1 UEPS Technologies, Inc. (South Africa)(b)	453,613
33,913	NETGEAR, Inc.(b)	1,095,390
14,670	Netscout Systems, Inc.(b)	571,543
39,116	NeuStar, Inc., Class A(b)	1,006,064
26,788	Newport Corp.(b)	500,400
20,182	NIC, Inc.	370,138
79,511	Novatel Wireless, Inc.(b)	143,915
79,208	Oclaro, Inc.(b)	269,307
64,236	OmniVision Technologies, Inc.(b)	1,254,529
2,901	OpenTable, Inc.(b)	194,831
16,822	Oplink Communications, Inc.(b)	288,329
40,576	Orbotech Ltd. (Israel)(b)	598,090
10,499	OSI Systems, Inc.(b)	585,949
20,384	Park Electrochemical Corp.	543,437
13,459	PC Connection, Inc.	269,315
6,946	Pegasystems, Inc.	115,095
15,557	Perficient, Inc.(b)	284,226
26,568	Pericom Semiconductor Corp.(b)	214,404
90,302	Photronics, Inc.(b)	783,821
19,952	Plantronics, Inc.	869,309
37,811	Plexus Corp.(b)	1,585,037
129,011	PMC - Sierra, Inc.(b)	882,435
6,261	Power Integrations, Inc.	295,707
27,181	PRGX Global, Inc.(b)	174,774
36,960	Progress Software Corp.(b)	793,162
37,038	PTC, Inc.(b)	1,310,034
8,888	QLIK Technologies, Inc.(b)	195,358
100,837	QLogic Corp.(b)	1,167,692
379,731	Quantum Corp.(b)	410,109
45,986	QuinStreet, Inc.(b)	280,515
36,097	Rackspace Hosting, Inc.(b)	1,047,535
68,417	RadiSys Corp.(b)	218,934
15,145	RADWARE Ltd. (Israel)(b)	250,347
28,002	Rambus, Inc.(b)	338,544
15,955	RealD, Inc.(b)(c)	174,867
32,680	RealNetworks, Inc.(b)	246,407
9,522	RealPage, Inc.(b)	169,016

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ) (continued)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
149,724	RF Micro Devices, Inc.(b)	$1,263,671
46,157	Riverbed Technology, Inc.(b)	897,754
30,846	Rofin-Sinar Technologies, Inc.(b)	684,781
9,314	Rogers Corp.(b)	559,026
13,789	Rosetta Stone, Inc.(b)	164,227
13,791	Rubicon Technology, Inc.(b)	139,703
22,868	Rudolph Technologies, Inc.(b)	208,327
44,351	Sapient Corp.(b)	721,591
44,654	ScanSource, Inc.(b)	1,715,160
20,890	SeaChange International, Inc.(b)	195,739
30,172	Semtech Corp.(b)	723,525
19,186	ShoreTel, Inc.(b)	144,854
40,689	Sigma Designs, Inc.(b)	153,398
20,858	Silicon Graphics International Corp.(b)	251,965
30,483	Silicon Image, Inc.(b)	171,010
15,817	Silicon Laboratories, Inc.(b)	710,974
14,416	SINA Corp. (China)(b)	689,085
17,745	Sohu.com, Inc. (China)(b)	978,992
10,023	SolarWinds, Inc.(b)	404,127
17,247	Solera Holdings, Inc.	1,117,261
69,554	Sonus Networks, Inc.(b)	227,442
73,322	Spansion, Inc., Class A(b)	1,307,331
51,073	Speed Commerce, Inc.(b)	168,541
25,386	SS&C Technologies Holdings, Inc.(b)	988,023
138,333	STR Holdings, Inc.(b)	218,566
7,700	Stratasys Ltd.(b)(c)	745,899
18,023	SunPower Corp. (France)(b)(c)	602,329
23,623	Super Micro Computer, Inc.(b)	480,964
48,985	Sykes Enterprises, Inc.(b)	969,413
9,822	Synaptics, Inc.(b)	610,437
9,476	Synchronoss Technologies, Inc.(b)	288,449
5,259	Syntel, Inc.(b)	422,403
65,101	Take-Two Interactive Software, Inc.(b)	1,326,758
98,722	TeleCommunication Systems, Inc., Class A(b)	251,741
21,166	TeleTech Holdings, Inc.(b)	510,736
6,392	Tessco Technologies, Inc.	210,233
34,020	Tessera Technologies, Inc.	746,059
64,379	TIBCO Software, Inc.(b)	1,263,760
21,024	TiVo, Inc.(b)	249,345
91,819	TriQuint Semiconductor, Inc.(b)	1,301,993
103,523	TTM Technologies, Inc.(b)	816,796
3,633	Tyler Technologies, Inc.(b)	296,634
1,374	Ultimate Software Group, Inc. (The)(b)	164,372
14,869	Ultra Clean Holdings, Inc.(b)	126,684
14,995	Ultratech, Inc.(b)	399,167
113,788	United Online, Inc.	1,348,388
6,335	Universal Display Corp.(b)(c)	165,027
40,441	Vantiv, Inc., Class A(b)	1,243,561
28,922	Veeco Instruments, Inc.(b)	1,069,246
15,495	Verint Systems, Inc.(b)	678,216
24,645	Verisign, Inc.(b)	1,162,751
18,658	ViaSat, Inc.(b)	1,198,030
8,055	Virtusa Corp.(b)	265,573
16,454	Vishay Precision Group, Inc.(b)	267,048
13,074	Vistaprint NV(b)(c)	516,031
12,429	VMware, Inc., Class A(b)	1,149,807

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
13,753	WebMD Health Corp.(b)(c)	$606,370
13,647	WEX, Inc.(b)	1,309,703
1,805	Workday, Inc., Class A(b)	131,891
12,291	XO Group, Inc.(b)	130,530
32,922	Yandex NV, Class A (Russia)(b)	872,433
21,519	Zebra Technologies Corp., Class A(b)	1,494,279
13,151	Zygo Corp.(b)	253,025
221,794	Zynga, Inc., Class A(b)	898,266

		155,290,330

	Materials—6.1%
37,536	A. Schulman, Inc.	1,348,293
25,412	A.M. Castle & Co.(b)	312,059
9,879	AEP Industries, Inc.(b)	351,890
82,895	Allied Nevada Gold Corp.(b)(c)	281,014
16,814	AMCOL International Corp.	770,922
8,764	American Vanguard Corp.	156,087
14,826	Ampco-Pittsburgh Corp.	296,965
42,258	Axiall Corp.	1,969,223
7,647	Balchem Corp.	473,732
41,193	Boise Cascade Co.(b)	1,030,649
2,994	Caesarstone Sdot-Yam Ltd. (Israel)	156,227
31,415	Calgon Carbon Corp.(b)	629,242
27,645	Carpenter Technology Corp.	1,736,106
85,070	Century Aluminum Co.(b)	1,169,713
66,723	China Green Agriculture, Inc. (China)(b)(c)	184,155
21,539	Clearwater Paper Corp.(b)	1,322,279
36,427	Constellium NV, Class A (Netherlands)(b)	1,111,752
3,246	Deltic Timber Corp.	197,195
10,710	Eagle Materials, Inc.	892,464
83,047	Ferro Corp.(b)	1,077,950
9,514	Flotek Industries, Inc.(b)	266,487
15,469	FutureFuel Corp.	310,463
28,742	Globe Specialty Metals, Inc.	557,020
27,742	Gold Resource Corp.(c)	127,891
160,231	Golden Minerals Co.(b)(c)	112,162
83,554	Gulf Resources, Inc. (China)(b)(c)	153,739
28,163	H.B. Fuller Co.	1,304,792
9,514	Handy & Harman Ltd.(b)	215,112
9,932	Hawkins, Inc.	359,538
9,933	Haynes International, Inc.	526,946
38,745	Headwaters, Inc.(b)	483,538
271,995	Hecla Mining Co.(c)	835,025
27,321	Horsehead Holding Corp.(b)	425,934
21,136	Innophos Holdings, Inc.	1,192,916
12,663	Innospec, Inc.	545,269
58,003	Intrepid Potash, Inc.(b)(c)	945,449
19,466	Kaiser Aluminum Corp.	1,370,406
27,834	KapStone Paper and Packaging Corp.(b)	734,261
23,585	Koppers Holdings, Inc.	1,007,080
45,375	Kraton Performance Polymers, Inc.(b)	1,182,019
30,576	Kronos Worldwide, Inc.	478,514
28,885	Landec Corp.(b)	342,576
51,382	Louisiana-Pacific Corp.(b)	842,151
16,249	LSB Industries, Inc.(b)	620,549
26,026	Materion Corp.	875,775
147,945	McEwen Mining, Inc.(b)(c)	355,068

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ) (continued)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Materials (continued)
22,633	Mercer International, Inc.(b)	$187,401
20,702	Minerals Technologies, Inc.	1,231,562
120,307	Molycorp, Inc.(b)(c)	571,458
23,183	Myers Industries, Inc.	433,522
12,182	Neenah Paper, Inc.	613,607
139,651	Noranda Aluminum Holding Corp.	495,761
20,768	Olympic Steel, Inc.	547,444
53,167	OM Group, Inc.	1,557,261
57,764	Omnova Solutions, Inc.(b)	526,808
41,903	P.H. Glatfelter Co.	1,069,365
12,104	Penford Corp.(b)	152,510
42,811	PolyOne Corp.	1,604,128
8,141	Quaker Chemical Corp.	605,935
18,138	Royal Gold, Inc.	1,200,736
29,367	RTI International Metals, Inc.(b)	826,975
19,430	Schweitzer-Mauduit International, Inc.	847,925
26,801	Scotts Miracle-Gro Co. (The), Class A	1,640,489
15,508	Stepan Co.	896,828
100,222	Stillwater Mining Co.(b)	1,581,503
65,667	SunCoke Energy, Inc.(b)	1,370,470
12,862	Taminco Corp.(b)	258,398
8,883	Texas Industries, Inc.(b)(c)	770,156
20,372	Tredegar Corp.	423,941
55,806	Tronox Ltd., Class A	1,367,247
7,741	Universal Stainless & Alloy Products, Inc.(b)	277,825
7,384	US Concrete, Inc.(b)	181,794
18,756	US Silica Holdings, Inc.	847,209
140,968	Verso Paper Corp.(b)(c)	383,433
42,492	Wausau Paper Corp.	508,204
16,826	Westlake Chemical Corp.	1,198,011
39,868	Worthington Industries, Inc.	1,467,142
65,153	Yongye International, Inc. (China)(b)(c)	455,419
23,404	Zep, Inc.	404,655

		58,143,719

	Telecommunication Services—1.3%
224,764	Alaska Communications Systems Group, Inc.(b)	424,804
8,088	Atlantic Tele-Network, Inc.	478,567
64,153	Cbeyond, Inc.(b)	634,473
8,370	Cogent Communications Group, Inc.	288,514
58,361	Consolidated Communications Holdings, Inc.	1,162,551
58,618	FairPoint Communications, Inc.(b)	799,550
62,726	General Communication, Inc., Class A(b)	654,859
9,002	Hawaiian Telcom Holdco, Inc.(b)	239,633
17,003	HickoryTech Corp.	201,826
23,708	IDT Corp., Class B	375,535
36,832	Inteliquent, Inc.	502,389
42,138	Intelsat SA (United Kingdom)(b)(c)	766,069
83,811	Iridium Communications, Inc.(b)(c)	559,019
16,590	Lumos Networks Corp.	219,154
52,308	NTELOS Holdings Corp.(c)	721,327
48,579	Premiere Global Services, Inc.(b)	617,925
15,978	SBA Communications Corp., Class A(b)	1,434,185
16,545	Shenandoah Telecommunications Co.	463,756
29,035	United States Cellular Corp.	1,206,114

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Telecommunication (continued)
45,414	USA Mobility, Inc.	$777,942
114,768	Vonage Holdings Corp.(b)	440,709

		12,968,901

	Utilities—1.6%
28,978	American States Water Co.	879,772
6,699	Artesian Resources Corp., Class A	147,512
40,467	California Water Service Group	910,508
8,694	Chesapeake Utilities Corp.	549,982
7,874	Connecticut Water Service, Inc.	255,905
13,140	Consolidated Water Co. Ltd. (Cayman Islands)	152,687
39,183	El Paso Electric Co.	1,481,901
59,963	Empire District Electric Co. (The)	1,458,300
14,785	Genie Energy Ltd., Class B(b)	119,759
33,545	Laclede Group, Inc. (The)	1,590,368
30,036	MGE Energy, Inc.	1,147,976
15,870	Middlesex Water Co.	322,637
39,558	Northwest Natural Gas Co.	1,751,233
6,344	NRG Yield, Inc., Class A(c)	271,777
13,025	Ormat Technologies, Inc. (Israel)	347,507
38,192	Otter Tail Corp.	1,119,026
6,192	Pattern Energy Group, Inc.	165,946
13,358	SJW Corp.	363,738
27,225	South Jersey Industries, Inc.	1,564,076
17,005	Unitil Corp.	564,566
8,741	York Water Co. (The)	174,907

		15,340,083

	Total Common Stocks and Other Equity Interests (Cost $840,287,904)	958,375,897

	Warrant—0.0%
	Energy—0.0%
4,742	Magnum Hunter Corp., expiring 05/15/16(b) (Cost $0)	0

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $840,287,904)—100.0%	958,375,897

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—6.2%
59,546,191	Invesco Liquid Assets Portfolio—Institutional Class(d)(e) (Cost $59,546,191)	59,546,191

	Total Investments (Cost $899,834,095)—106.2%	1,017,922,088
	Other assets less liabilities—(6.2)%	(59,191,093)

	Net Assets—100.0%	$958,730,995

Investment Abbreviations:

REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ) (continued)

April 30, 2014

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2014.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2G. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of April 30, 2014.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
Brown Brothers Harriman	$57,862,237	$(57,862,237)	$—

*	Amount does not include excess collateral received, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Statements of Assets and Liabilities

April 30, 2014

	PowerShares DWA NASDAQ Momentum Portfolio (DWAQ)	PowerShares Dynamic Market Portfolio (PWC)	PowerShares FTSE RAFI US 1000 Portfolio (PRF)	PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ)
Assets:
Unaffiliated investments, at value(a)	$25,740,510	$186,253,482	$3,302,329,715	$958,375,897
Affiliated investments, at value	47,779	16,067	30,762,512	59,546,191

Total investments, at value	25,788,289	186,269,549	3,333,092,227	1,017,922,088
Foreign currencies, at value	—	—	—	26,494
Receivables:
Dividends	2,327	114,307	3,375,762	411,782
Expenses absorbed	193	—	—	—
Foreign tax reclaims	185	—	2,407	541
Investments sold	—	—	1,639,231	2,181,112
Security lending	—	—	68,907	168,823
Shares sold	—	3,478,616	25,612,184	—
Other assets	3,333	3,330	5,830	—

Total Assets	25,794,327	189,865,802	3,363,796,548	1,020,710,840

Liabilities:
Due to custodian	—	—	333,087	440,602
Payables:
Investments purchased	—	3,474,471	27,222,692	1,145,959
Collateral upon return of securities loaned	—	—	27,882,011	59,546,191
Accrued advisory fees	—	77,758	618,741	174,136
Accrued trustees’ and officer’s fees	12,720	25,435	75,298	29,419
Accrued expenses	47,279	69,327	1,968,263	643,538

Total Liabilities	59,999	3,646,991	58,100,092	61,979,845

Net Assets	$25,734,328	$186,218,811	$3,305,696,456	$958,730,995

Net Assets Consist of:
Shares of beneficial interest	$102,464,420	$537,115,941	$2,863,581,397	$872,874,463
Undistributed net investment income (loss)	(13,051)	233,919	7,365,319	1,928,173
Undistributed net realized gain (loss)	(74,491,163)	(357,422,241)	(184,274,079)	(34,160,572)
Net unrealized appreciation (depreciation)	(2,225,878)	6,291,192	619,023,819	118,088,931

Net Assets	$25,734,328	$186,218,811	$3,305,696,456	$958,730,995

Shares outstanding (unlimited amount authorized, $0.01 par value)	400,000	2,650,000	38,700,000	9,950,000
Net asset value	$64.34	$70.27	$85.42	$96.35

Market price	$64.32	$70.27	$85.37	$96.38

Unaffiliated investments, at cost	$27,966,388	$179,962,290	$2,683,630,655	$840,287,904

Affiliated investments, at cost	$47,779	$16,067	$30,437,753	$59,546,191

Total investments, at cost	$28,014,167	$179,978,357	$2,714,068,408	$899,834,095

Foreign currencies, at cost	$—	$—	$—	$25,556

(a) Includes securities on loan with an aggregate value of	$—	$—	$27,275,127	$57,862,237

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Statements of Operations

For the year ended April 30, 2014

	PowerShares DWA NASDAQ Momentum Portfolio (DWAQ)	PowerShares Dynamic Market Portfolio (PWC)	PowerShares FTSE RAFI US 1000 Portfolio (PRF)	PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ)
Investment Income:
Unaffiliated dividend income	$233,272	$2,467,187	$55,176,054	$10,273,582
Affiliated dividend income	11	22	86,081	57
Securities lending income	—	—	424,253	1,372,349
Foreign withholding tax	(447)	(593)	(2,520)	(5,206)

Total Income	232,836	2,466,616	55,683,868	11,640,782

Expenses:
Advisory fees	126,471	800,153	7,256,241	2,297,718
Accounting & administration fees	36,058	36,058	490,757	155,501
Professional fees	27,770	26,861	52,418	42,317
Sub-licensing	9,914	45,010	2,249,939	712,446
Trustees’ and officer’s fees	9,286	12,769	71,994	28,832
Custodian & transfer agent fees	5,423	17,468	32,589	28,558
Other expenses	16,512	28,182	229,262	98,825

Total Expenses	231,434	966,501	10,383,200	3,364,197

Waivers	(79,738)	(7,030)	(638,184)	(274,370)

Net Expenses	151,696	959,471	9,745,016	3,089,827

Net Investment Income	81,140	1,507,145	45,938,852	8,550,955

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	2,272,338	962,737	(2,688,760)	(8,222,562)
In-kind redemptions	5,573,106	41,952,430	122,452,091	87,398,508

Net realized gain	7,845,444	42,915,167	119,763,331	79,175,946

Change in net unrealized appreciation (depreciation) on:
Investment securities	(5,108,462)	(7,584,688)	316,724,319	69,308,580
Foreign currencies	—	—	—	1,302

Net change in unrealized appreciation (depreciation)	(5,108,462)	(7,584,688)	316,724,319	69,309,882

Net realized and unrealized gain	2,736,982	35,330,479	436,487,650	148,485,828

Net increase in net assets resulting from operations	$2,818,122	$36,837,624	$482,426,502	$157,036,783

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

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Statements of Changes in Net Assets

For the years ended April 30, 2014 and April 30, 2013

	PowerShares DWA NASDAQ Momentum Portfolio (DWAQ)		PowerShares Dynamic Market Portfolio (PWC)
	2014	2013	2014	2013
Operations:
Net investment income	$81,140	$343,750	$1,507,145	$2,191,518
Net realized gain	7,845,444	1,181,833	42,915,167	19,915,303
Net change in unrealized appreciation (depreciation)	(5,108,462)	302,308	(7,584,688)	5,567,136

Net increase in net assets resulting from operations	2,818,122	1,827,891	36,837,624	27,673,957

Distributions to Shareholders from:
Net investment income	(102,874)	(376,429)	(1,443,855)	(2,277,011)

Shareholder Transactions:
Proceeds from shares sold	38,073,218	22,456,458	310,118,300	188,278,816
Value of shares repurchased	(37,214,086)	(29,971,505)	(299,950,822)	(201,661,797)

Net increase (decrease) in net assets resulting from shares transactions	859,132	(7,515,047)	10,167,478	(13,382,981)

Increase (Decrease) in Net Assets	3,574,380	(6,063,585)	45,561,247	12,013,965

Net Assets:
Beginning of year	22,159,948	28,223,533	140,657,564	128,643,599

End of year	$25,734,328	$22,159,948	$186,218,811	$140,657,564

Undistributed net investment income (loss) at end of year	$(13,051)	$1,634	$233,919	$151,975

Changes in Shares Outstanding:
Shares sold	600,000	450,000	4,900,000	3,900,000
Shares repurchased	(600,000)	(600,000)	(4,750,000)	(4,150,000)
Shares outstanding, beginning of year	400,000	550,000	2,500,000	2,750,000

Shares outstanding, end of year	400,000	400,000	2,650,000	2,500,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

PowerShares FTSE RAFI US 1000 Portfolio (PRF)		PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ)
2014	2013	2014	2013

$45,938,852	$31,090,567	$8,550,955	$7,804,825
119,763,331	63,846,705	79,175,946	33,918,746
316,724,319	215,084,872	69,309,882	44,374,003

482,426,502	310,022,144	157,036,783	86,097,574

(42,658,537)	(30,575,583)	(7,637,848)	(7,992,111)

1,350,714,852	319,681,049	443,192,650	130,742,268
(263,236,412)	(209,338,770)	(197,623,306)	(108,729,552)

1,087,478,440	110,342,279	245,569,344	22,012,716

1,527,246,405	389,788,840	394,968,279	100,118,179

1,778,450,051	1,388,661,211	563,762,716	463,644,537

$3,305,696,456	$1,778,450,051	$958,730,995	$563,762,716

$7,365,319	$4,084,962	$1,928,173	$1,093,435

17,000,000	4,900,000	4,700,000	1,800,000
(3,200,000)	(3,250,000)	(2,000,000)	(1,500,000)
24,900,000	23,250,000	7,250,000	6,950,000

38,700,000	24,900,000	9,950,000	7,250,000

47

Financial Highlights

PowerShares DWA NASDAQ Momentum Portfolio (DWAQ)

	Year Ended April 30,
	2014		2013		2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$55.40		$51.32		$53.76	$45.15	$32.83
Net investment income(a)	0.21		0.71	(b)	0.10	0.07	0.01
Net realized and unrealized gain (loss) on investments	9.00		4.18		(2.50)	8.65	12.36
Total from investment operations	9.21		4.89		(2.40)	8.72	12.37
Distributions to shareholders from:
Net investment income	(0.27)		(0.81)		(0.04)	(0.11)	(0.05)
Net asset value at end of year	$64.34		$55.40		$51.32	$53.76	$45.15
Market price at end of year(c)	$64.32		$55.32		$51.30	$53.75	$45.15
Net Asset Value Total Return(d)	16.64%		9.75%		(4.46)%	19.34%	37.73%
Market Price Total Return(d)	16.77%		9.63%		(4.48)%	19.31%	37.73%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$25,734		$22,160		$28,224	$40,321	$40,635
Ratio to average net assets of:
Expenses, after Waivers	0.60	%(e)	0.60%		0.60%	0.60%	0.60%
Expenses, prior to Waivers	0.91	%(e)	0.95%		0.93%	0.91%	0.85%
Net investment income, after Waivers	0.32%		1.42	%(b)	0.22%	0.15%	0.01%
Portfolio turnover rate(f)	296%		118%		99%	75%	90%

PowerShares Dynamic Market Portfolio (PWC)

	Year Ended April 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$56.26	$46.78	$48.26	$40.38	$31.42
Net investment income(a)	0.60	0.82	0.44	0.57	0.33
Net realized and unrealized gain (loss) on investments	13.99	9.51	(1.52)	7.94	8.97
Total from investment operations	14.59	10.33	(1.08)	8.51	9.30
Distributions to shareholders from:
Net investment income	(0.58)	(0.85)	(0.40)	(0.63)	(0.34)
Net asset value at end of year	$70.27	$56.26	$46.78	$48.26	$40.38
Market price at end of year(c)	$70.27	$56.23	$46.75	$48.24	$40.38
Net Asset Value Total Return(d)	26.09%	22.39%	(2.12)%	21.34%	29.75%
Market Price Total Return(d)	26.15%	22.40%	(2.14)%	21.29%	29.80%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$186,219	$140,658	$128,644	$188,207	$230,151
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses, prior to Waivers	0.60%	0.60%	0.62%	0.64%	0.60%
Net investment income, after Waivers	0.94%	1.68%	1.00%	1.38%	0.92%
Portfolio turnover rate(f)	244%	166%	133%	107%	98%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $4 per share owned of Warner Chilcott PLC on August 29, 2012. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.43 and 0.87%, respectively.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment company expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the funds that the Fund invests in. The effect of the estimated investment company expenses that you bear indirectly is included in the Fund’s total return.
(f)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended April 30, 2014, the portfolio turnover calculation for PowerShares DWA NASDAQ Momentum Portfolio includes the value of securities purchased and sold in the effort to realign the Fund’s Portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Financial Highlights (continued)

PowerShares FTSE RAFI US 1000 Portfolio (PRF)

	Year Ended April 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$71.42	$59.73	$60.72	$52.93	$34.78
Net investment income(a)	1.45	1.31	1.12	1.07	0.62
Net realized and unrealized gain (loss) on investments	13.89	11.66	(0.99)	7.63	18.21
Total from investment operations	15.34	12.97	0.13	8.70	18.83
Distributions to shareholders from:
Net investment income	(1.34)	(1.28)	(1.12)	(0.91)	(0.68)
Net asset value at end of year	$85.42	$71.42	$59.73	$60.72	$52.93
Market price at end of year(b)	$85.37	$71.42	$59.72	$60.71	$52.96
Net Asset Value Total Return(c)	21.68%	22.06%	0.41%	16.72%	54.57%
Market Price Total Return(c)	21.61%	22.09%	0.41%	16.63%	54.66%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$3,305,696	$1,778,450	$1,388,661	$1,208,246	$648,428
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.39%	0.39%
Expenses, prior to Waivers	0.41%	0.43%	0.43%	0.44%	0.45%
Net investment income, after Waivers	1.84%	2.10%	2.00%	2.01%	1.38%
Portfolio turnover rate(d)	12%	13%	6%	9%	24%

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ)

	Year Ended April 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$77.76	$66.71	$70.66	$59.82	$34.96
Net investment income(a)	0.98	1.13	0.73	0.50	0.32
Net realized and unrealized gain (loss) on investments	18.52	11.08	(4.04)	10.80	24.88
Total from investment operations	19.50	12.21	(3.31)	11.30	25.20
Distributions to shareholders from:
Net investment income	(0.91)	(1.16)	(0.64)	(0.46)	(0.34)
Net asset value at end of year	$96.35	$77.76	$66.71	$70.66	$59.82
Market price at end of year(b)	$96.38	$77.67	$66.72	$70.64	$59.79
Net Asset Value Total Return(c)	25.22%	18.56%	(4.60)%	19.04%	72.38	%(e)
Market Price Total Return(c)	25.40%	18.41%	(4.56)%	19.06%	72.59%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$958,731	$563,763	$463,645	$409,826	$284,135
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.39%	0.39%
Expenses, prior to Waivers	0.42%	0.43%	0.44%	0.46%	0.51%
Net investment income, after Waivers	1.08%	1.64%	1.17%	0.82%	0.67%
Portfolio turnover rate(d)	31%	30%	15%	19%	16%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.
(e)	Amount includes the effect of the Adviser pay-in for an economic loss of $0.17 per share. Had the pay-in not been made, the Net Asset Value Total Return would have been 71.89%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust

April 30, 2014

Note 1. Organization

PowerShares Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of April 30, 2014, the Trust offered fifty-three portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares DWA NASDAQ Momentum Portfolio (DWAQ) (formerly PowerShares Dynamic OTC Portfolio)	“DWA NASDAQ Momentum Portfolio”
PowerShares Dynamic Market Portfolio (PWC)	“Dynamic Market Portfolio”
PowerShares FTSE RAFI US 1000 Portfolio (PRF)	“FTSE RAFI US 1000 Portfolio”
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ)	“FTSE RAFI US 1500 Small-Mid Portfolio”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc., except for Shares of FTSE RAFI US 1500 Small-Mid Portfolio, which are listed and traded on The NASDAQ Stock Market LLC.

The market prices of each Fund’s Shares may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
DWA NASDAQ Momentum Portfolio	Dorsey Wright NASDAQ Technical Leaders Index
Dynamic Market Portfolio	Dynamic Market IntellidexSM Index
FTSE RAFI US 1000 Portfolio	FTSE RAFI US 1000 Index
FTSE RAFI US 1500 Small-Mid Portfolio	FTSE RAFI US 1500 Small-Mid Index

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining NAV per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

50

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco PowerShares Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of each Fund’s investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Equity Risk. Equity risk is the risk that the value of the securities that each Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities a Fund holds participate or factors relating to specific companies in which the Funds invest. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, each Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund’s NAV.

51

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Small and Medium Capitalization Company Risk. For DWA NASDAQ Momentum Portfolio and FTSE RAFI US 1500 Small-Mid Portfolio, investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These timing differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-dividend date.

E. Expenses

Expenses of the Trust that are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees, acquired fund fees and expenses, if any, and extraordinary expenses.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

F. Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal period-end.

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G. Securities Lending

FTSE RAFI US 1000 Portfolio and FTSE RAFI US 1500 Small-Mid Portfolio may lend portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in an affiliated money market fund and is shown as such on the Schedule of Investments. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to a Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. A Fund could experience delays and costs in gaining access to the collateral. A Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan is shown on the Statements of Assets and Liabilities, if any.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. Each of DWA NASDAQ Momentum Portfolio and Dynamic Market Portfolio has agreed to pay the Adviser an annual fee of 0.50% of the Fund’s average daily net assets. Each of FTSE RAFI US 1000 Portfolio and FTSE RAFI US 1500 Small-Mid Portfolio has agreed to pay the Adviser an annual fee of 0.29% of the Fund’s average daily net assets.

The Adviser has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Trust, on behalf of each Fund. For the FTSE RAFI US 1000 Portfolio and the FTSE RAFI US 1500 Small-Mid Portfolio, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, acquired fund fees and expenses, if any, and extraordinary expenses) of the Fund from exceeding 0.39% of the Fund’s average daily net assets per year (the “Expense Cap”), through at least August 31, 2015. Offering costs excluded from the Expense Cap are: (a) initial legal fees pertaining to the Funds’ Shares offered for sale; (b) initial Securities and Exchange Commission and state registration fees; and (c) initial fees paid to be listed on an exchange. For the DWA NASDAQ Momentum Portfolio and the Dynamic Market Portfolio, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if any, and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year, through at least August 31, 2015. Prior to February 19, 2014, sub-licensing fees for DWA NASDAQ Momentum Portfolio were excluded from the expenses subject to the Expense Cap. Unless the Adviser continues the Expense Agreement, it will terminate on August 31, 2015. The Expense Agreement cannot be terminated during its term.

Further, through August 31, 2015, the Adviser has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration.

For the fiscal year ended April 30, 2014, the Adviser waived fees and/or paid Fund expenses for each Fund, in the following amounts:

DWA NASDAQ Momentum Portfolio	$79,738
Dynamic Market Portfolio	7,030
FTSE RAFI US 1000 Portfolio	638,184
FTSE RAFI US 1500 Small-Mid Portfolio	274,370

For the FTSE RAFI US 1000 Portfolio and the FTSE RAFI US 1500 Small-Mid Portfolio, the Expense Agreement provides that the fees waived or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years, but no recapture payment will be made by a Fund if it would result in the Fund exceeding its Expense Cap as specified above. For the DWA NASDAQ Momentum Portfolio and the Dynamic Market Portfolio, the expenses borne by the Adviser are not subject to recapture.

For the following Funds, the amounts available for potential future recapture by the Adviser under the Excess Expense Agreement and the expiration schedule at April 30, 2014 are as follows:

	Total Potential Recapture Amounts	Potential Recapture Amounts Expiring
		04/30/15	04/30/16	04/30/17
FTSE RAFI US 1000 Portfolio	$1,577,712	$420,812	$519,689	$637,211
FTSE RAFI US Portfolio 1500 Small-Mid Portfolio	671,879	186,171	211,738	273,970

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The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
DWA NASDAQ Momentum Portfolio	Dorsey Wright & Associates, Inc.*
Dynamic Market Portfolio	NYSE Arca, Inc.
FTSE RAFI US 1000 Portfolio	FTSE International Ltd.
FTSE RAFI US 1500 Small-Mid Portfolio	FTSE International Ltd.

*	Effective February 19, 2014, Dorsey Wright & Associates, Inc. replaced NYSE Arca, Inc. as the Index Provider of the Index.

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Investments in Affiliates

Each Fund’s Adviser and Invesco Mortgage Capital, Inc. REIT are wholly-owned subsidiaries of Invesco Ltd., and therefore Invesco Ltd. and Invesco Mortgage Capital, Inc. REIT are considered to be affiliated. The table below shows the Fund’s transactions in, and earnings from, its investments in Invesco Ltd. and Invesco Mortgage Capital, Inc. REIT for the fiscal year ended April 30, 2014.

FTSE RAFI US 1000 Portfolio

	Value April 30, 2013	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2014	Dividend Income
Invesco Ltd.	$1,352,664	$1,054,369	$(341,955)	$167,793	$18,738	$2,251,609	$47,765
Invesco Mortgage Capital, Inc. REIT	215,926	479,000	(6,508)	(59,926)	400	628,892	38,187

Total Investments in Affiliates	$1,568,590	$1,533,369	$(348,463)	$107,867	$19,138	$2,880,501	$85,952

Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the Fund listed below, as of April 30, 2014, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

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	Investments in Securities
	Level 1	Level 2	Level 3	Total
FTSE RAFI US 1000 Portfolio
Equity Securities	$3,332,920,045	$—	$172,182	$3,333,092,227

FTSE RAFI US 1500 Small-Mid Portfolio
Equity Securities	$1,017,833,434	$88,654	$—	$1,017,922,088

Note 6. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2014 and 2013:

	2014	2013
	Ordinary Income	Ordinary Income
DWA NASDAQ Momentum Portfolio	$102,874	$376,429
Dynamic Market Portfolio	1,443,855	2,277,011
FTSE RAFI US 1000 Portfolio	42,658,537	30,575,583
FTSE RAFI US 1500 Small-Mid Portfolio	7,637,848	7,992,111

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)— Investment Securities	Net Unrealized Appreciation— Other Investments	Capital Loss Carryforward	Late-Year Ordinary/ Post- October Capital Losses Deferrals*	Shares of Beneficial Interest	Total Net Assets
DWA NASDAQ Momentum Portfolio**	$—	$(11,484)	$(2,235,595)	$—	$(74,481,446)	$(1,567)	$102,464,420	$25,734,328
Dynamic Market Portfolio	257,679	(23,760)	6,027,706	—	(357,158,755)	—	537,115,941	186,218,811
FTSE RAFI US 1000 Portfolio**	7,430,600	(65,281)	576,058,530	—	(140,476,692)	(832,098)	2,863,581,397	3,305,696,456
FTSE RAFI US 1500 Small-Mid Portfolio**	2,087,667	(25,486)	102,380,602	938	(16,052,311)	(2,534,878)	872,874,463	958,730,995

*	Includes net capital losses incurred after October 31 (“Post-October Capital losses”) and the combination of ordinary losses incurred after December 31 within the taxable year and specified losses incurred after October 31 within the taxable year (“Late-Year Ordinary Losses”), that are deemed to arise on the first business day of each Fund’s next taxable year.
**	The DWA NASDAQ Momentum Portfolio, FTSE RAFI US 1000 Portfolio and FTSE RAFI US 1500 Small-Mid Portfolio incurred and will elect to defer Late-Year Ordinary Losses of $1,567, $0 and $0 and Post-October Capital Losses of $0, $832,098 and $2,534,878, respectively.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following Funds have capital loss carryforwards as of April 30, 2014, which expire as follows:

						Post-effective no expiration
	2015	2016	2017	2018	2019	Short-term	Long-term	Total*	Utilized	Expired
DWA NASDAQ Momentum Portfolio	$21,767,708	$11,353,752	$15,764,010	$14,947,690	$3,683,431	$6,964,855	$—	$74,481,446	$1,207,581	$5,449,844
Dynamic Market Portfolio	65,552,628	39,899,556	96,635,542	104,214,879	15,461,574	35,227,451	167,125	357,158,755	179,727	13,686,812
FTSE RAFI US 1000 Portfolio	44,432	1,148,192	44,806,580	49,808,238	38,490,195	—	6,179,055	140,476,692	—	—
FTSE RAFI US 1500 Small-Mid Portfolio	5,818	128,460	8,229,508	5,168,127	2,475,894	—	44,504	16,052,311	1,644,991	—

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

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Note 7. Investment Transactions

For the fiscal year ended April 30, 2014, the cost of securities purchased and proceeds from sales of securities, excluding short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, were as follows:

	Purchases	Sales
DWA NASDAQ Momentum Portfolio	$73,696,071	$73,313,573
Dynamic Market Portfolio	391,706,148	389,612,628
FTSE RAFI US 1000 Portfolio	315,830,067	310,258,745
FTSE RAFI US Portfolio 1500 Small-Mid Portfolio	248,980,027	246,087,276

For the fiscal year ended April 30, 2014, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
DWA NASDAQ Momentum Portfolio	$38,045,327	$37,573,718
Dynamic Market Portfolio	309,549,321	301,430,830
FTSE RAFI US 1000 Portfolio	1,347,552,939	261,441,317
FTSE RAFI US Portfolio 1500 Small-Mid Portfolio	441,408,106	196,362,194

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At April 30, 2014, the aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes were as follows:

	Cost	Net Unrealized Appreciation (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)
DWA NASDAQ Momentum Portfolio	$28,023,884	$(2,235,595)	$657,976	$(2,893,571)
Dynamic Market Portfolio	180,241,843	6,027,706	10,726,989	(4,699,283)
FTSE RAFI US 1000 Portfolio	2,757,033,697	576,058,530	599,229,435	(23,170,905)
FTSE RAFI US 1500 Small-Mid Portfolio	915,541,486	102,380,602	142,392,766	(40,012,164)

Note 8. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions on April 30, 2014, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2014, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
DWA NASDAQ Momentum Portfolio	$7,049	$(34,709)	$27,660
Dynamic Market Portfolio	18,654	(27,691,569)	27,672,915
FTSE RAFI US 1000 Portfolio	42	(116,445,535)	116,445,493
FTSE RAFI US 1500 Small-Mid Portfolio	(78,369)	(84,586,379)	84,664,748

Note 9. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and Officer of the Funds. The Trustee who is an “interested person” (the “Non-Independent Trustee”) of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, an Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Funds.

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Note 10. Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with each Fund’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

Note 11. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded Fund Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PowerShares DWA NASDAQ Momentum Portfolio (formerly PowerShares Dynamic OTC Portfolio), PowerShares Dynamic Market Portfolio, PowerShares FTSE RAFI US 1000 Portfolio and PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (each an individual portfolio of PowerShares Exchange-Traded Fund Trust, hereafter referred to as the “Funds”) at April 30, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Chicago, IL

June 24, 2014

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Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2014.

In addition to the fees and expenses which the PowerShares DWA NASDAQ Momentum Portfolio (the “Portfolio”) bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Portfolio invests. The amount of fees and expenses incurred indirectly by the Portfolio will vary because the investment companies have varied expenses and fee levels and the Portfolio may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolio. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolio invests in. The effect of the estimated investment companies’ expenses that you bear indirectly are included in the Portfolio’s total returns.

Actual Expenses

The first line in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares DWA NASDAQ Momentum Portfolio (DWAQ)
Actual	$1,000.00	$1,003.58	0.60%	$2.98
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01
Powershares Dynamic Market Portfolio (PWC)
Actual	1,000.00	1,099.16	0.60	3.12
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01
PowerShares FTSE RAFI US 1000 Portfolio (PRF)
Actual	1,000.00	1,091.58	0.39	2.02
Hypothetical (5% return before expenses)	1,000.00	1,022.86	0.39	1.96
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ)
Actual	1,000.00	1,051.56	0.39	1.98
Hypothetical (5% return before expenses)	1,000.00	1,022.86	0.39	1.96

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2014. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 181/365. Expense ratios for the most recent half-year may differ from expense ratios based on the annualized data in the Financial Highlights.

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Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2014:

Federal Income Tax Information

	Qualified Dividend Income*	Dividends Received Deduction*
DWA NASDAQ Momentum Portfolio	100%	99%
Dynamic Market Portfolio	100%	100%
FTSE RAFI US 1000 Portfolio	100%	100%
FTSE RAFI US 1500 Small-Mid Portfolio	88%	82%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

60

Trustees and Officers

The Independent Trustees, the Non-Independent Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and the other directorships, if any, held by each Trustee are shown below.

The Trustees and officers information is current as of April 30, 2014.

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge (1958) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	114	None

Todd J. Barre (1957) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	114	None

Marc M. Kole (1960) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2006	Chief Financial Officer, Hope Network (social services) (2008-2012); formerly, Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Senior Vice President of Finance, Oxford Health Plans (2000-2004).	114	None

Yung Bong Lim (1964) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Managing Partner, Residential Dynamics Group LLC (2008-Present); formerly, Managing Director, Citadel Investment Group, L.L.C. (1999-2007).	114	None

Philip M. Nussbaum (1961) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2003	Chairman, Performance Trust Capital Partners (2004-Present).	114	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At April 30, 2014, the “Fund Family” consisted of the Trust’s 53 portfolios and three other exchange-traded fund trusts with 61 portfolios advised by the Adviser.

61

Trustees and Officers (continued)

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker (1961) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	114	None

Donald H. Wilson (1959) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2006	Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-Present); Chairman and Chief Executive Officer, Stone Pillar Advisers, Ltd. (2010-Present); formerly, Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	114	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At April 30, 2014, the “Fund Family” consisted of the Trust’s 53 portfolios and three other exchange-traded fund trusts with 61 portfolios advised by the Adviser.

62

Trustees and Officers (continued)

The Non-Independent Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustee and the other directorships, if any, held by the Non-Independent Trustee are shown below.

Name, Address and Age of Non-Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustee	Other Directorships Held by Non-Independent Trustee During the Past 5 Years
Kevin M. Carome (1956) Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2006-Present); Director, Invesco Advisers, Inc. (2009-Present); Director, Invesco Advisers, Inc., Invesco Finance PLC, INVESCO Funds Group, Inc., and Invesco Holding Company Limited; Director and Executive Vice President, Invesco Finance, Inc., Invesco Group Services, Inc., Invesco Investments (Bermuda) Ltd., Invesco North American Holdings, Inc., and IVZ, Inc.; Director and Secretary, IVZ Bahamas Private Limited; formerly, Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	114	None

*	This is the date the Non-Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At April 30, 2014, the “Fund Family” consisted of the Trust’s 53 portfolios and three other exchange-traded fund trusts with 61 portfolios advised by the Adviser.

63

Trustees and Officers (continued)

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg (1974) Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	President	Since 2009	Director, Invesco Distributors, Inc. (2012-Present); Managing Director—U.S. Strategy and Marketing, Invesco PowerShares Capital Management LLC (2010-Present); Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. in the United States (2008-Present); Director, Invesco Distributors, Inc. (2012-Present); and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company’s North American Institutional and Retirement divisions (2002-2007).

Peter Hubbard (1981) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President and Director of Portfolio Management—Invesco PowerShares Capital Management LLC (2008-Present); formerly, Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

David Warren (1957) Invesco Canada Ltd. 5140 Yonge Street Suite 900, Toronto, Ontario M2N 6X7	Vice President	Since 2009	Managing Director—Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) and Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Invesco Canada Holdings Inc. (2002-Present), Invesco Corporate Class Inc., and Invesco Canada Fund Inc.; Director, Executive Vice President and Chief Financial Officer, Invesco, Inc.; formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2006).

Sheri Morris (1964) Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Vice President	Since 2012	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; formerly, Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Rudolf E. Reitmann (1971) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Head of Global Exchange Traded Funds Operations, Invesco PowerShares Capital Management LLC (since 2013).

*	This is the date the officer began serving the Trust. Each officer serves an indefinite term, until his or her successor is elected.

64

Trustees and Officers (continued)

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper (1968) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Senior Vice President, Invesco Distributors, Inc. (since 2014); Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Managing Director, Invesco PowerShares Global ETFs (since 2013); formerly, Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007–2010).

Steven M. Hill (1964) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2013	Vice President and Treasurer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (since 2011); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Christopher Joe (1969) Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Chief Compliance Officer	Since 2012	U.S. Compliance Director, Invesco, Ltd. (since 2006); formerly, Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser) (2010-2013); formerly, Assistant Fund Accounting Manager, Invesco, Ltd. (1998-1999).

Anna Paglia (1974) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-Present); Head of Legal, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date the officer began serving the Trust. Each officer serves an indefinite term, until his or her successor is elected.

65

Board Considerations Regarding Continuation of Investment Advisory Agreement

At a meeting held on April 17, 2014, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the “Adviser”) and the Trust for the following 51 series (each, a “Fund” and collectively, the “Funds”):

PowerShares Aerospace & Defense Portfolio

PowerShares BuyBack Achievers™ Portfolio

PowerShares Cleantech™ Portfolio

PowerShares Dividend AchieversTM Portfolio

PowerShares DWA Momentum Portfolio

PowerShares DWA Basic Materials Momentum Portfolio

PowerShares DWA Consumer Cyclicals Momentum Portfolio

PowerShares DWA Consumer Staples Momentum Portfolio

PowerShares DWA Energy Momentum Portfolio

PowerShares DWA Financial Momentum Portfolio

PowerShares DWA Healthcare Momentum Portfolio

PowerShares DWA Industrials Momentum Portfolio

PowerShares DWA NASDAQ Momentum Portfolio

PowerShares DWA Technology Momentum Portfolio

PowerShares DWA Utilities Momentum Portfolio

PowerShares Dynamic Biotechnology & Genome Portfolio

PowerShares Dynamic Building & Construction Portfolio

PowerShares Dynamic Energy Exploration & Production Portfolio

PowerShares Dynamic Food & Beverage Portfolio

PowerShares Dynamic Large Cap Growth Portfolio

PowerShares Dynamic Large Cap Value Portfolio

PowerShares Dynamic Leisure and Entertainment Portfolio

PowerShares Dynamic Market Portfolio

PowerShares Dynamic Media Portfolio

PowerShares Dynamic Networking Portfolio

PowerShares Dynamic Oil & Gas Services Portfolio

PowerShares Dynamic Pharmaceuticals Portfolio

PowerShares Dynamic Retail Portfolio

PowerShares Dynamic Semiconductors Portfolio

PowerShares Dynamic Software Portfolio

PowerShares Financial Preferred Portfolio

PowerShares FTSE RAFI US 1000 Portfolio

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

PowerShares Fundamental Pure Large Core Portfolio

PowerShares Fundamental Pure Large Growth Portfolio

PowerShares Fundamental Pure Large Value Portfolio

PowerShares Fundamental Pure Mid Core Portfolio

PowerShares Fundamental Pure Mid Growth Portfolio

PowerShares Fundamental Pure Mid Value Portfolio

PowerShares Fundamental Pure Small Core Portfolio

PowerShares Fundamental Pure Small Growth Portfolio

PowerShares Fundamental Pure Small Value Portfolio

PowerShares Global Listed Private Equity Portfolio

PowerShares Golden Dragon China Portfolio

PowerShares High Yield Equity Dividend Achievers TM Portfolio

PowerShares International Dividend AchieversTM Portfolio

PowerShares S&P 500® High Quality Portfolio

PowerShares Water Resources Portfolio

PowerShares WilderHill Clean Energy Portfolio

PowerShares WilderHill Progressive Energy Portfolio

PowerShares Zacks Micro Cap Portfolio

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the costs of services provided and estimated profits realized by the Adviser, (iv) the extent to which economies of scale are realized as a Fund grows, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (vi) comparisons of services rendered to and amounts paid by other registered investment companies and (vii) any benefits realized by the Adviser from its relationship with each Fund. Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd., and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds, their underlying indexes and their primary benchmarks for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2013, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between each Fund and its underlying index. In reviewing the tracking error report, the Trustees considered information provided by Ibbotson Associates, a consultant to the Independent Trustees, with respect to general expected tracking error ranges and various

66

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

explanations for any tracking error. The Trustees noted that for each applicable period the correlation and tracking error for each Fund was within the targeted range set forth in the Trust’s registration statement. The Trustees concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s advisory fee and net expense ratio, as compared to information compiled by the Adviser from Lipper Inc. databases on the advisory fees and net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end actively-managed funds. The Trustees noted that the annual advisory fee charged to each Fund is:

—	0.50% of the Fund’s average daily net assets for each Fund other than PowerShares Dividend Achievers™ Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio, PowerShares International Dividend AchieversTM Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Large Value Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio, PowerShares Fundamental Pure Small Growth Portfolio, PowerShares Fundamental Pure Small Value Portfolio and PowerShares S&P 500® High Quality Portfolio;

—	0.40% of the Fund’s average daily net assets for each of PowerShares Dividend Achievers™ Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio and PowerShares International Dividend Achievers™ Portfolio; and

—	0.29% of the Fund’s average daily net assets for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Large Value Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio, PowerShares Fundamental Pure Small Growth Portfolio, PowerShares Fundamental Pure Small Value Portfolio and PowerShares S&P 500® High Quality Portfolio.

The Trustees also noted that the Adviser has agreed to waive a portion of its advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund’s average daily net assets, at least until August 31, 2015, as set forth below:

—	0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares DWA NASDAQ Momentum Portfolio and PowerShares Dynamic Market Portfolio;

—	0.50%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares Dividend Achievers™ Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio and PowerShares International Dividend Achievers™ Portfolio;

—	0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Large Value Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio, PowerShares Fundamental Pure Small Growth Portfolio and PowerShares Fundamental Pure Small Value Portfolio;

—	0.29%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for PowerShares S&P 500® High Quality Portfolio;

—

0.60%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for PowerShares DWA Basic Materials Momentum Portfolio, PowerShares DWA Consumer Cyclicals Momentum Portfolio, PowerShares DWA Consumer Staples Momentum Portfolio, PowerShares DWA Energy

67

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

Momentum Portfolio, PowerShares DWA Financial Momentum Portfolio, PowerShares DWA Healthcare Momentum Portfolio, PowerShares DWA Industrials Momentum Portfolio, PowerShares DWA Technology Momentum Portfolio and PowerShares DWA Utilities Momentum Portfolio (the Trustees noted that prior to December 17, 2013, licensing fees were excluded from the Expense Cap); and

—	0.60%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each other Fund.

The Trustees noted that the Adviser represented that it does not serve as the investment adviser to any clients, other than other ETFs also overseen by the Trustees, with comparable investment strategies as the Funds, but that the Adviser provides sub-advisory services to clients with comparable investment strategies as certain of the Funds. The Trustees further noted the Adviser’s explanation with respect to the sub-advisory fees it receives for such services in comparison to the advisory fees charged to the Funds. The Trustees noted that each Fund’s advisory fee was:

—	higher than the median advisory fee of its ETF peer funds (except for the advisory fee of each of PowerShares Financial Preferred Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Small Value Portfolio, PowerShares Global Listed Private Equity Portfolio, PowerShares Golden Dragon China Portfolio and PowerShares International Dividend Achievers™ Portfolio, which was equal to or lower than the median advisory fee of its ETF peer funds); and

—	higher than the median advisory fee of its open-end index peer funds (except for the advisory fee of each of PowerShares Dividend Achievers™ Portfolio, PowerShares DWA Momentum Portfolio, PowerShares DWA NASDAQ Momentum Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Growth Portfolio, PowerShares Fundamental Pure Small Value Portfolio and PowerShares High Yield Equity Dividend Achievers™ Portfolio, which was equal to or lower than the median advisory fee of its open-end index peer funds; and there was no comparable data for PowerShares Aerospace & Defense Portfolio, PowerShares Cleantech™ Portfolio, PowerShares DWA Basic Materials Momentum Portfolio, PowerShares DWA Consumer Cyclicals Momentum Portfolio, PowerShares DWA Consumer Staples Momentum Portfolio, PowerShares DWA Energy Momentum Portfolio, PowerShares DWA Financial Momentum Portfolio, PowerShares DWA Healthcare Momentum Portfolio, PowerShares DWA Industrials Momentum Portfolio, PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Building & Construction Portfolio, PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Food & Beverage Portfolio, PowerShares Dynamic Leisure and Entertainment Portfolio, PowerShares Dynamic Media Portfolio, PowerShares Dynamic Oil & Gas Services Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Retail Portfolio, PowerShares Financial Preferred Portfolio, PowerShares Global Listed Private Equity Portfolio, PowerShares Golden Dragon China Portfolio, PowerShares International Dividend Achievers™ Portfolio, PowerShares Water Resources Portfolio, PowerShares WilderHill Clean Energy Portfolio or PowerShares WilderHill Progressive Energy Portfolio); but

—	lower than the median advisory fee of its open-end actively-managed peer funds.

The Trustees determined that the advisory fees were reasonable, noting the complexity of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser. With respect to the Funds’ net expense ratios, the Trustees noted that the net expense ratio for each Fund was:

—	higher than the median net expense ratio of its ETF peer funds (except for the net expense ratio of each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Small Core Portfolio, PowerShares Golden Dragon China Portfolio, PowerShares International Dividend Achievers Portfolio and PowerShares S&P 500® High Quality Portfolio, which was equal to or less than the median net expense ratio of its ETF peer funds); and

—

higher than the median net expense ratio of its open-end index peer funds (except for the net expense ratio of each of PowerShares Dividend Achievers™ Portfolio, PowerShares DWA Momentum Portfolio, PowerShares DWA NASDAQ Momentum Portfolio, PowerShares DWA Technology Momentum Portfolio, PowerShares DWA Utilities Momentum Portfolio, PowerShares Dynamic Large Cap Growth Portfolio, PowerShares Dynamic Networking Portfolio, PowerShares Dynamic Semiconductors Portfolio, PowerShares Dynamic Software Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio, PowerShares Fundamental Pure Small Growth Portfolio, PowerShares Fundamental Pure Small Value Portfolio, PowerShares High Yield Equity

68

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

Dividend Achievers™ Portfolio and PowerShares S&P 500® High Quality Portfolio, which was lower than the median net expense ratio of its open-end index peer funds; and there was no comparable data for PowerShares Aerospace & Defense Portfolio, PowerShares Cleantech™ Portfolio, PowerShares DWA Basic Materials Momentum Portfolio, PowerShares DWA Consumer Cyclicals Momentum Portfolio, PowerShares DWA Consumer Staples Momentum Portfolio, PowerShares DWA Energy Momentum Portfolio, PowerShares DWA Financial Momentum Portfolio, PowerShares DWA Healthcare Momentum Portfolio, PowerShares DWA Industrials Momentum Portfolio, PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Building & Construction Portfolio, PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Food & Beverage Portfolio, PowerShares Dynamic Leisure and Entertainment Portfolio, PowerShares Dynamic Media Portfolio, PowerShares Dynamic Oil & Gas Services Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Retail Portfolio, PowerShares Financial Preferred Portfolio, PowerShares Global Listed Private Equity Portfolio, PowerShares Golden Dragon China Portfolio, PowerShares International Dividend Achievers™ Portfolio, PowerShares Water Resources Portfolio, PowerShares WilderHill Clean Energy Portfolio or PowerShares WilderHill Progressive Energy Portfolio); but

—	lower than the median net expense ratio of its open-end actively-managed peer funds.

The Trustees noted that a significant component of the non-advisory fee expenses was the license fees paid by the Funds, and noted those Funds for which license fees are included in the Funds’ Expense Caps.

The Board concluded that the advisory fee and expense ratio of each Fund (giving effect to the Fund’s Expense Cap) were reasonable and appropriate in light of the services provided.

In conjunction with their review of fees, the Trustees also considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for each Fund, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its profitability, as well as any profits or losses realized by the Adviser from its relationship to each Fund. The Trustees concluded that the estimated profitability to the Adviser of the advisory services provided to any of the Funds was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale are realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size, expense ratio and expense limitation agreed to by the Adviser. The Trustees noted that, for Funds whose expenses are higher than their respective Expense Caps, any reduction in that Fund’s expenses would be enjoyed by the Adviser, but that Fund shareholders benefit from the lower expense ratio as a result of the Fund’s Expense Cap. The Trustees also noted that the Excess Expense Agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than PowerShares Dynamic Market Portfolio and PowerShares DWA NASDAQ Momentum Portfolio, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate, noting the Fund expenses the Adviser has borne as a result of the Expense Cap.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationship with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund.

69

(This Page Intentionally Left Blank)

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invescopowershares.com.

©2014 Invesco PowerShares Capital Management LLC		P-PS-AR-2
3500 Lacey Road, Suite 700 Downers Grove, IL 60515
invescopowershares.com 800.983.0903	@PowerShares

April 30, 2014

2014 Annual Report to Shareholders

PWB	PowerShares Dynamic Large Cap Growth Portfolio

PWV	PowerShares Dynamic Large Cap Value Portfolio

PXLC	PowerShares Fundamental Pure Large Core Portfolio

PXLG	PowerShares Fundamental Pure Large Growth Portfolio

PXLV	PowerShares Fundamental Pure Large Value Portfolio

PXMC	PowerShares Fundamental Pure Mid Core Portfolio

PXMG	PowerShares Fundamental Pure Mid Growth Portfolio

PXMV	PowerShares Fundamental Pure Mid Value Portfolio

PXSC	PowerShares Fundamental Pure Small Core Portfolio

PXSG	PowerShares Fundamental Pure Small Growth Portfolio

PXSV	PowerShares Fundamental Pure Small Value Portfolio

PZI	PowerShares Zacks Micro Cap Portfolio

2

The Market Environment

Domestic Equity

The U.S. equity market rose to multiyear or all-time highs during the fiscal year ended April 30, 2014.1 Corporate earnings were resilient in the face of modest economic growth, driven by strong profitability across many sectors, and fundamentals for corporations and consumers remained relatively stable following significant recovery in prior years.

However, the fiscal year began with capital markets in the U.S. declining. In May and June 2013, equity and fixed income markets fell following then-U.S. Federal Reserve (the “Fed”) Chairman Ben Bernanke’s comments suggesting that the time was approaching to reduce, or “taper,” the size of its bond buying economic stimulus program. This sell-off was brief but broad, and few asset classes were immune. Markets stabilized in mid-summer and generally rose, with some brief interruptions, through the end of 2013. The Fed’s announcement in December that tapering of its bond purchases would begin in early 2014 had little effect on equities as the announcement was widely anticipated. After strong performance in the second half of 2013, the U.S. equity market turned volatile in the first four months of 2014 as investors worried that stocks may have risen too high, too fast in 2013. Adding to this investor uncertainty during 2014 was political upheaval in Ukraine and signs of economic sluggishness in the U.S. and China.

[1]	Source: Reuters

3

PWB	Manager’s Analysis
PowerShares Dynamic Large Cap Growth Portfolio (PWB)

As an index fund, the PowerShares Dynamic Large Cap Growth Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Large Cap Growth IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of large capitalization companies that comprise the Index.

NYSE Arca, Inc. (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider selects 50 large capitalization U.S. growth stocks for inclusion in the Index principally on the basis of their capital appreciation potential. The Index Provider ranks the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ for investment potential using a proprietary model. The Index Provider segregates the universe of stocks into three size groups: large cap, mid cap and small cap. The Index Provider considers the 250 largest stocks to be large cap, it considers the next 750 stocks to be mid cap, and it considers the remaining 1,000 stocks to be small cap. The Index Provider divides large cap stocks into growth stocks and value stocks. The Index Provider bases a stock’s characterization as growth or value on a multi-factor methodology. The Index Provider then divides the large cap growth universe into two sub-groups based on market capitalization. The top quintile is one sub-group. The Index Provider includes 15 of the top-ranked relatively larger stocks in this sub-group, and they collectively receive 50% of the weight with each larger stock receiving approximately 3.3%. The bottom four quintiles are another sub-group. The Index Provider includes 35 of the top-ranked relatively smaller stocks in this sub-group, and they collectively receive 50% of the weight, with each smaller stock receiving approximately 1.4%. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2014, on a market price basis, the Fund returned 20.96%. On a net asset value (“NAV”) basis, the Fund returned 20.91%. During the same time period, the Index returned 21.66%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell 1000® Growth Index (the “Benchmark Index”) returned 20.66%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 576 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a benchmark composed of large cap growth stocks. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the large cap growth market. The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight the consumer staples sector during the fiscal year ended April 30, 2014. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to stock selection within the health care sector and the Fund’s allocation to the consumer staples sector.

For the fiscal year ended April 30, 2014, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the information technology and health care sectors, respectively. There were no detracting sectors.

Positions that contributed most significantly to the Fund’s return included Gilead Sciences, Inc., a health care company (portfolio average weight of 3.37%) and MasterCard, Inc., Class A, an information technology company (portfolio average weight of 3.41%). Positions that detracted most significantly from the Fund’s return included Netflix, Inc., a consumer discretionary company (portfolio average weight of 0.19%); and NIKE, Inc., Class B, a consumer discretionary company (portfolio average weight of 1.27%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2014
Consumer Discretionary	28.1
Financials	15.7
Information Technology	15.3
Industrials	15.0
Health Care	13.1
Energy	8.6
Consumer Staples	2.8
Materials	1.4
Money Market Fund Plus Other Assets Less Liabilities	0.0

4

PowerShares Dynamic Large Cap Growth Portfolio (PWB) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2014
Security
Berkshire Hathaway, Inc., Class B	3.9
Schlumberger Ltd.	3.8
Union Pacific Corp.	3.7
United Parcel Service, Inc., Class B	3.6
Honeywell International, Inc.	3.4
Walt Disney Co. (The)	3.4
Home Depot, Inc. (The)	3.4
Gilead Sciences, Inc.	3.3
MasterCard, Inc., Class A	3.3
NIKE, Inc., Class B	3.2
Total	35.0

5

PowerShares Dynamic Large Cap Growth Portfolio (PWB) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of 4/30/14

	1 Year	3 Years Avg. Ann.††	3 Years Cumulative	5 Years Avg. Ann.††	5 Years Cumulative	Fund Inception†
Index						Avg. Ann.††	Cumulative
Dynamic Large Cap Growth IntellidexSM Index	21.66%	14.92%	51.77%	20.10%	149.88%	7.43%	92.76%
Russell 1000® Growth Index	20.66	13.37	45.73	19.47	143.35	8.19	105.69
Fund
NAV Return	20.91	14.19	48.91	19.28	141.42	6.71	81.34
Market Price Return	20.96	14.19	48.91	19.28	141.42	6.69	80.97

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.59%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Average annualized.

6

PWV	Manager’s Analysis
PowerShares Dynamic Large Cap Value Portfolio (PWV)

As an index fund, the PowerShares Dynamic Large Cap Value Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Large Cap Value IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of large capitalization companies that comprise the Index.

NYSE Arca, Inc. (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider selects 50 large capitalization U.S. value stocks for inclusion in the Index principally on the basis of their capital appreciation potential. The Index Provider ranks the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ for investment potential using a proprietary model. The Index Provider segregates the universe of stocks into three size groups: large cap, mid cap and small cap. The Index Provider considers the 250 largest stocks to be large cap, it considers the next 750 stocks to be mid cap, and it considers the remaining 1,000 stocks to be small cap. The Index Provider divides large cap stocks into growth stocks and value stocks. The Index Provider bases a stock’s characterization as growth or value on a multi-factor methodology. The Index Provider then divides the large cap value universe into two sub-groups based on market capitalization. The top quintile is one sub-group. The Index Provider includes 15 of the top-ranked relatively larger stocks in this sub-group, and they collectively receive 50% of the weight with each larger stock receiving approximately 3.3%. The bottom four quintiles are another sub-group. The Index Provider includes 35 of the top-ranked relatively smaller stocks in this sub-group, and they collectively receive 50% of the weight, with each smaller stock receiving approximately 1.4%. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2014, on a market price basis, the Fund returned 19.35%. On a net asset value (“NAV”) basis, the Fund returned 19.48%. During the same time period, the Index returned 20.19%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell 1000® Value Index (the “Benchmark Index”) returned 20.90%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 698 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a benchmark similarly composed of large cap value stocks. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the large cap value market.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the information technology sector and most underweight the utilities sector during the fiscal year ended April 30, 2014. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to stock selection in the information technology sector and the Fund’s overweighting in the telecommunication services sector.

For the fiscal year ended April 30, 2014, the financials sector contributed most significantly to the Fund’s return, followed by the health care and industrials sectors, respectively. Telecommunication services was the only detracting sector.

Positions that contributed most significantly to the Fund’s return included Wells Fargo & Co., a financials company (portfolio average weight of 3.37%) and Lockheed Martin Corp., an industrials company (portfolio average weight of 1.48%). Positions that detracted most significantly from the Fund’s return included Verizon Communications Inc., a telecommunication services company (No longer held at fiscal year-end); and American Electric Power Co., Inc., an utilities company (No longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2014
Financials	23.6
Information Technology	21.4
Health Care	18.0
Energy	14.4
Consumer Staples	6.4
Industrials	5.6
Telecommunication Services	3.5
Utilities	3.0
Consumer Discretionary	2.7
Materials	1.4
Money Market Fund Plus Other Assets Less Liabilities	0.0

7

PowerShares Dynamic Large Cap Value Portfolio (PWV) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2014
Security
Apple, Inc.	3.6
AT&T, Inc.	3.6
Johnson & Johnson	3.5
Chevron Corp.	3.5
Intel Corp.	3.4
Wells Fargo & Co.	3.4
Wal-Mart Stores, Inc.	3.4
Exxon Mobil Corp.	3.4
International Business Machines Corp.	3.4
Cisco Systems, Inc.	3.4
Total	34.6

8

PowerShares Dynamic Large Cap Value Portfolio (PWV) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of 4/30/14

	1 Year	3 Years Avg. Ann.††	3 Years Cumulative	5 Years Avg. Ann.††	5 Years Cumulative	Fund Inception†
Index						Avg. Ann.††	Cumulative
Dynamic Large Cap Value IntellidexSM Index	20.19%	16.55%	58.31%	20.46%	153.65%	10.70%	153.81%
Russell 1000® Value Index	20.90	14.16	48.77	19.52	143.92	6.74	81.69
Fund
NAV Return	19.48	15.80	55.27	19.64	145.14	9.95	138.46
Market Price Return	19.35	15.75	55.10	19.61	144.80	9.93	137.98

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.59%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Average annualized.

9

PXLC	Manager’s Analysis
PowerShares Fundamental Pure Large Core Portfolio (PXLC)

As an index fund, the PowerShares Fundamental Pure Large Core Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the RAFI® Fundamental Large Core Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the component securities that comprise the Index.

Research Affiliates, LLC (the “Index Provider”) compiles the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider identifies the common stocks for inclusion in the Index from a universe of the 2,500 largest U.S. companies based on fundamental weight. The use of the word “Fundamental” in the Fund’s name reflects the fact that, in identifying common stocks, the Index Provider uses fundamental measures of company size, rather than market capitalization (company share price multiplied by number of shares outstanding). The Index Provider uses the following fundamental measures to include common stocks in the Index: book value, cash flow, sales and dividends. The Index Provider calculates a composite fundamental weight for each common stock by equally weighting the above four fundamental measures. The Index Provider then ranks each common stock by its fundamental weight and, based on this ranking, divides the common stocks into three size groups: “large,” “mid” and “small.” The common stocks it ranks in the top 70% of the eligible universe by fundamental weight comprise the “large” size group, the next 20% comprise the “mid” size group, and the final 10% comprise the “small” size group. The Index Provider further divides the “large” size group into “growth,” “core” or “value” subsets based on fundamental measures. The Index is composed only of those common stocks that the Index Provider classifies as both “large” and “core” and weights them according to their composite fundamental weight. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2014, on a market price basis, the Fund returned 21.72%. On a net asset value (“NAV”) basis, the Fund returned 21.69%. During the same time period, the Blended - RAFI® Fundamental Large Core Index returned 22.20%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell 1000® Index (the “Benchmark Index”) returned 20.81%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,000 securities. The Fund provided this new comparative benchmark to replace the Russell Top 200® Index, the Fund’s previous benchmark index, because of its recognition in the market place and the fact that it is more representative of a large cap core style portfolio. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a large capitalization equity benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. large capitalization equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization. Relative to the Benchmark Index, the Fund was overweight in the health care, financials and consumer staples sectors. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to these sector allocations and the stocks’ positive performance.

For the fiscal year ended April 30, 2014, the financials sector contributed most significantly to the Fund’s return, followed by the health care and industrials sectors, respectively. There were no detracting sectors.

Positions that contributed most significantly to the Fund’s return included Wells Fargo & Co., a financials company (No longer held at fiscal year-end) and Johnson & Johnson, a health care company (portfolio average weight of 5.52%). Positions that detracted most significantly from the Fund’s return included Prudential Financial, Inc., a financials company (portfolio average weight of 0.16%); and U.S. Bancorp, a financials company (portfolio average weight of 0.20%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2014
Financials	16.9
Industrials	16.6
Health Care	15.2
Consumer Staples	13.5
Consumer Discretionary	13.2
Information Technology	10.1
Energy	6.3
Materials	4.2
Utilities	4.0
Money Market Fund Plus Other Assets Less Liabilities	0.0

10

PowerShares Fundamental Pure Large Core Portfolio (PXLC) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2014
Security
Johnson & Johnson	5.8
Berkshire Hathaway, Inc., Class B	5.7
International Business Machines Corp.	4.3
Intel Corp.	4.1
PepsiCo, Inc.	3.0
Philip Morris International, Inc.	2.9
CVS Caremark Corp.	2.4
Ford Motor Co.	2.2
United Technologies Corp.	2.2
Home Depot, Inc. (The)	2.1
Total	34.7

11

PowerShares Fundamental Pure Large Core Portfolio (PXLC) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of 4/30/14

Index	1 Year	3 Years Avg. Ann.†††	3 Years Cumulative	5 Years Avg. Ann.†††	5 Years Cumulative	Fund Inception†
						Avg. Ann.†††	Cumulative
Blended - RAFI® Fundamental Large Core Index††	22.20%	15.01%	52.13%	19.11%	139.72%	7.74%	73.83%
Russell 1000® Index	20.81	13.80	47.37	19.52	143.86	6.65	61.14
Russell Top 200® Index	20.61	14.11	48.59	18.59	134.57	6.19	56.05
Fund
NAV Return	21.69	14.52	50.21	18.46	133.24	7.11	66.32
Market Price Return	21.72	14.54	50.29	18.48	133.51	7.10	66.28

Fund Inception: December 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2015. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.80%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended - Index and Benchmark Index returns are based on the inception date of the Fund.

††	“5 Years” and “Fund Inception” performance for the RAFI® Fundamental Large Core Index is not available because that Index did not commence calculation and publication until April 15, 2011. The Blended - RAFI® Fundamental Large Core Index performance is comprised of the performance of the Dynamic Large Cap IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, June 16, 2011, followed by the performance of the Index starting from the conversion date through April 30, 2014.

†††	Average annualized.

12

PXLG	Manager’s Analysis
PowerShares Fundamental Pure Large Growth Portfolio (PXLG)

As an index fund, the PowerShares Fundamental Pure Large Growth Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the RAFI® Fundamental Large Growth Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the component securities that comprise the Index.

Research Affiliates, LLC (the “Index Provider”) compiles the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider identifies the common stocks for inclusion in the Index from a universe of the 2,500 largest U.S. companies based on fundamental weight. The use of the word “Fundamental” in the Fund’s name reflects the fact that, in identifying common stocks, the Index Provider uses fundamental measures of company size, rather than market capitalization (company share price multiplied by number of shares outstanding). The Index Provider uses the following fundamental measures to include common stocks in the Index: book value, cash flow, sales and dividends. The Index Provider calculates a composite fundamental weight for each common stock by equally weighting the above four fundamental measures. The Index Provider then ranks each common stock by its fundamental weight and, based on this ranking, divides the common stocks into three size groups: “large,” “mid” and “small.” The common stocks it ranks in the top 70% of the eligible universe by fundamental weight comprise the “large” size group, the next 20% comprise the “mid” size group, and the final 10% comprise the “small” size group. The Index Provider further divides the “large” size group into “growth,” “core” or “value” subsets based on fundamental measures. The Index is composed only of those common stocks that the Index Provider classifies as both “large” and “growth” and weights them according to their composite fundamental weight. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2014, on a market price basis, the Fund returned 20.59%. On a net asset value (“NAV”) basis, the Fund returned 20.54%. During the same time period, the Index returned 21.06%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell 1000® Growth Index (the “Benchmark Index”) returned 20.66%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,000 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a similar large cap growth benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. large capitalization equity growth market.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the energy sector and most underweight in the consumer discretionary sector during the fiscal year ended April 30, 2014. The majority of the Fund’s underperformance (pre-expenses) relative to the Benchmark Index during the period can be attributed to these sector allocations.

For the fiscal year ended April 30, 2014, the information technology sector contributed most significantly to the Fund’s return, followed by the energy and health care sectors, respectively. There were no detracting sectors.

Positions that contributed most significantly to the Fund’s return included Apple Inc. , an information technology company (portfolio average weight of 6.26%) and Microsoft Corp., an information technology company (portfolio average weight of 8.27%). Positions that detracted most significantly from the Fund’s return included Philip Morris International Inc., a consumer staples company (No longer held at fiscal year-end); and Annaly Capital Management, Inc., a financials company (No longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2014
Information Technology	35.1
Health Care	13.8
Energy	11.9
Financials	11.8
Consumer Discretionary	10.9
Consumer Staples	7.9
Industrials	3.6
Materials	3.0
Telecommunication Services	1.9
Money Market Fund Plus Other Assets Less Liabilities	0.1

13

PowerShares Fundamental Pure Large Growth Portfolio (PXLG) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2014
Security
Microsoft Corp.	8.5
Wells Fargo & Co.	8.2
Apple, Inc.	7.6
Merck & Co., Inc.	6.3
Coca-Cola Co. (The)	5.1
Comcast Corp., Class A	4.0
Cisco Systems, Inc.	3.3
Schlumberger Ltd.	3.3
Phillips 66	3.0
Oracle Corp.	2.9
Total	52.2

14

PowerShares Fundamental Pure Large Growth Portfolio (PXLG) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of 4/30/14

	1 Year	Fund Inception†
Index		Avg. Ann.††	Cumulative
RAFI® Fundamental Large Growth Index	21.06%	17.60%	59.35%
Russell 1000® Growth Index	20.66	16.98	56.90
Fund
NAV Return	20.54	17.14	57.58
Market Price Return	20.59	17.17	57.69

Fund Inception: June 16, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2015. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.79%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Average annualized.

15

PXLV	Manager’s Analysis
PowerShares Fundamental Pure Large Value Portfolio (PXLV)

As an index fund, the PowerShares Fundamental Pure Large Value Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the RAFI® Fundamental Large Value Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the component securities that compose the Index.

Research Affiliates, LLC (the “Index Provider”) compiles the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider identifies the common stocks for inclusion in the Index from a universe of the 2,500 largest U.S. companies based on fundamental weight. The use of the word “Fundamental” in the Fund’s name reflects the fact that, in identifying common stocks, the Index Provider uses fundamental measures of company size, rather than market capitalization (company share price multiplied by number of shares outstanding). The Index Provider uses the following fundamental measures to include common stocks in the Index: book value, cash flow, sales and dividends. The Index Provider calculates a composite fundamental weight for each common stock by equally weighting the above four fundamental measures. The Index Provider then ranks each common stock by its fundamental weight and, based on this ranking, divides the common stocks into three size groups: “large,” “mid” and “small.” The common stocks it ranks in the top 70% of the eligible universe by fundamental weight comprise the “large” size group, the next 20% comprise the “mid” size group, and the final 10% comprise the “small” size group. The Index Provider further divides the “large” size group into “growth,” “core” or “value” subsets based on fundamental measures. The Index is composed only of those common stocks that the Index Provider classifies as both “large” and “value” and weights them according to their composite fundamental weight. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2014, on a market price basis, the Fund returned 19.23%. On a net asset value (“NAV”) basis, the Fund returned 19.27%. During the same time period, the Index returned 19.64%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell 1000® Value Index (the “Benchmark Index”) returned 20.90%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,000 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a similar large cap value benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. large cap value equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the telecommunication services sector and most underweight in the health care and information technology sectors during the fiscal year ended April 30, 2014. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to these sector allocation weights.

For the fiscal year ended April 30, 2014, the financials sector contributed most significantly to the Fund’s return, followed by the industrials and energy sectors, respectively. Telecommunication services was the only detracting sector.

Positions that contributed most significantly to the Fund’s return included Bank of America Corp., a financials company (portfolio average weight of 6.03%) and Exxon Mobil Corp., an energy company (portfolio average weight of 8.09%). Positions that detracted most significantly from the Fund’s return included Verizon Communications Inc., a telecommunication services company (portfolio average weight of 3.67%); and FirstEnergy Corp., an utilities company (portfolio average weight of 0.47%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2014
Financials	23.3
Energy	21.9
Consumer Staples	12.3
Telecommunication Services	9.3
Health Care	8.3
Utilities	7.8
Industrials	7.3
Consumer Discretionary	4.3
Materials	3.0
Information Technology	2.5
Money Market Fund Plus Other Assets Less Liabilities	0.0

16

PowerShares Fundamental Pure Large Value Portfolio (PXLV) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2014
Security
Exxon Mobil Corp.	8.8
Chevron Corp.	6.0
AT&T, Inc.	5.8
General Electric Co.	5.1
JPMorgan Chase & Co.	4.5
Bank of America Corp.	4.2
Pfizer, Inc.	3.6
Verizon Communications, Inc.	3.4
Procter & Gamble Co. (The)	3.2
Citigroup, Inc.	3.2
Total	47.8

17

PowerShares Fundamental Pure Large Value Portfolio (PXLV) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of 4/30/14

	1 Year	Fund Inception†
Index		Avg. Ann.††	Cumulative
RAFI® Fundamental Large Value Index	19.64%	17.84%	60.27%
Russell 1000® Value Index	20.90	17.58	59.22
Fund
NAV Return	19.27	17.39	58.55
Market Price Return	19.23	17.44	58.74

Fund Inception: June 16, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2015. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 2.18%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Average annualized.

18

PXMC	Manager’s Analysis
PowerShares Fundamental Pure Mid Core Portfolio (PXMC)

As an index fund, the PowerShares Fundamental Pure Mid Core Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the RAFI® Fundamental Mid Core Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the component securities that comprise the Index.

Research Affiliates, LLC (the “Index Provider”) compiles the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider identifies the common stocks for inclusion in the Index from a universe of the 2,500 largest U.S. companies based on fundamental weight. The use of the word “Fundamental” in the Fund’s name reflects the fact that, in identifying common stocks, the Index Provider uses fundamental measures of company size, rather than market capitalization (company share price multiplied by number of shares outstanding). The Index Provider uses the following fundamental measures to include common stocks in the Index: book value, cash flow, sales and dividends. The Index Provider calculates a composite fundamental weight for each common stock by equally weighting the above four fundamental measures. The Index Provider then ranks each common stock by its fundamental weight and, based on this ranking, divides the common stocks into three size groups: “large,” “mid” and “small.” The common stocks it ranks in the top 70% of the eligible universe by fundamental weight comprise the “large” size group, the next 20% comprise the “mid” size group, and the final 10% comprise the “small” size group. The Index Provider further divides the “large” size group into “growth,” “core” or “value” subsets based on fundamental measures. The Index is composed only of those common stocks that the Index Provider classifies as both “mid” and “core” and weights them according to their composite fundamental weight. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2014, on a market price basis, the Fund returned 20.73%. On a net asset value (“NAV”) basis, the Fund returned 20.85%. During the same time period, the Blended - RAFI® Fundamental Mid Core Index returned 21.34%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell Midcap® Index (the “Benchmark Index”) returned 21.25%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 800 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad based midcap benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. midcap equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight in the financials sector during the fiscal year ended April 30, 2014. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to these sector allocation differences.

For the fiscal year ended April 30, 2014, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the industrials and information technology sectors, respectively. Energy was the only detracting sector.

Positions that contributed most significantly to the Fund’s return included Forest Laboratories, Inc., a health care company (portfolio average weight of 1.12%) and Goodyear Tire & Rubber Co., a consumer discretionary company (No longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Alpha Natural Resources, Inc., an energy company (No longer held at fiscal year-end); and Diamond Offshore Drilling, Inc., an energy company (No longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2014
Financials	24.0
Industrials	15.6
Consumer Discretionary	14.5
Information Technology	12.8
Health Care	10.0
Materials	6.6
Energy	5.6
Utilities	5.3
Consumer Staples	4.8
Telecommunication Services	0.8
Money Market Fund Plus Other Assets Less Liabilities	0.0

19

PowerShares Fundamental Pure Mid Core Portfolio (PXMC) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2014
Security
NRG Energy, Inc.	1.6
Ameriprise Financial, Inc.	1.5
Becton, Dickinson and Co.	1.4
Vornado Realty Trust	1.4
Northeast Utilities	1.4
Parker Hannifin Corp.	1.4
Equity Residential	1.4
Fluor Corp.	1.3
Charles Schwab Corp. (The)	1.3
Republic Services, Inc.	1.2
Total	13.9

20

PowerShares Fundamental Pure Mid Core Portfolio (PXMC) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of 4/30/14

	1 Year	3 Years Avg. Ann.†††	3 Years Cumulative	5 Years Avg. Ann.†††	5 Years Cumulative	Fund Inception†
Index						Avg. Ann.†††	Cumulative
Blended - RAFI® Fundamental Mid Core Index††	21.34%	12.12%	40.93%	19.40%	142.70%	6.65%	61.14%
Russell Midcap® Index	21.25	13.05	44.49	21.87	168.84	7.83	74.92
Fund
NAV Return	20.85	11.62	39.07	18.70	135.66	6.02	54.22
Market Price Return	20.73	11.56	38.84	18.68	135.41	6.00	54.03

Fund Inception: December 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2015. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 1.00%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended - Index and Benchmark Index returns are based on the inception date of the Fund.

††	“5 Years” and “Fund Inception” performance for the RAFI® Fundamental Mid Core Index is not available because that Index did not commence calculation and publication until April 15, 2011. The Blended - RAFI® Fundamental Mid Core Index performance is comprised of the performance of the Dynamic Mid Cap IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, June 16, 2011, followed by the performance of the Index starting from the conversion date through April 30, 2014.

†††	Average annualized.

21

PXMG	Manager’s Analysis
PowerShares Fundamental Pure Mid Growth Portfolio (PXMG)

As an index fund, the PowerShares Fundamental Pure Mid Growth Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the RAFI® Fundamental Mid Growth Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the component securities that comprise the Index.

Research Affiliates, LLC (the “Index Provider”) compiles the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider identifies the common stocks for inclusion in the Index from a universe of the 2,500 largest U.S. companies based on fundamental weight. The use of the word “Fundamental” in the Fund’s name reflects the fact that, in identifying common stocks, the Index Provider uses fundamental measures of company size, rather than market capitalization (company share price multiplied by number of shares outstanding). The Index Provider uses the following fundamental measures to include common stocks in the Index: book value, cash flow, sales and dividends. The Index Provider calculates a composite fundamental weight for each common stock by equally weighting the above four fundamental measures. The Index Provider then ranks each common stock by its fundamental weight and, based on this ranking, divides the common stocks into three size groups: “large,” “mid” and “small.” The common stocks it ranks in the top 70% of the eligible universe by fundamental weight comprise the “large” size group, the next 20% comprise the “mid” size group, and the final 10% comprise the “small” size group. The Index Provider further divides the “large” size group into “growth,” “core” or “value” subsets based on fundamental measures. The Index is composed only of those common stocks that the Index Provider classifies as both “mid” and “growth” and weights them according to their composite fundamental weight. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2014, on a market price basis, the Fund returned 16.77%. On a net asset value (“NAV”) basis, the Fund returned 16.80%. During the same time period, the Blended - RAFI® Fundamental Mid Growth Index returned 17.25%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell Midcap® Growth Index (the “Benchmark Index”) returned 20.62%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 506 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a midcap growth benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. midcap growth equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the consumer discretionary sector during the fiscal year ended April 30, 2014. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being underweight in the consumer discretionary sector and the stocks’ underperformance in the financials sector.

For the fiscal year ended April 30, 2014, the industrials sector contributed most significantly to the Fund’s return, followed by the energy and information technology sectors, respectively. Financials was the only detracting sector.

Positions that contributed most significantly to the Fund’s return included Western Digital Corp., an information technology company (portfolio average weight of 2.37%) and Actavis PLC, a health care company (portfolio average weight of 1.51%). Positions that detracted most significantly from the Fund’s return included Mosaic Co., a materials company (No longer held at fiscal year-end); and HCP, Inc., a financials company (portfolio average weight of 1.67%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2014
Financials	23.6
Information Technology	16.6
Energy	14.6
Consumer Discretionary	13.0
Industrials	11.1
Health Care	11.0
Materials	5.5
Consumer Staples	4.6
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

22

PowerShares Fundamental Pure Mid Growth Portfolio (PXMG) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2014
Security
HCP, Inc.	2.5
Western Digital Corp.	2.3
Ventas, Inc.	2.3
HollyFrontier Corp.	2.3
Prologis, Inc.	2.0
Stanley Black & Decker, Inc.	1.9
Health Care REIT, Inc.	1.9
Noble Energy, Inc.	1.9
Stryker Corp.	1.8
Cameron International Corp.	1.7
Total	20.6

23

PowerShares Fundamental Pure Mid Growth Portfolio (PXMG) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of 4/30/14

	1 Year	3 Years Avg. Ann.†††	3 Years Cumulative	5 Years Avg. Ann.†††	5 Years Cumulative	Fund Inception†
Index						Avg. Ann.†††	Cumulative
Blended - RAFI® Fundamental Mid Growth Index††	17.25%	9.03%	29.60%	18.09%	129.67%	8.98%	119.73%
Russell Midcap® Growth Index	20.62	11.63	39.10	21.10	160.40	9.02	120.53
Fund
NAV Return	16.80	8.56	27.96	17.44	123.39	8.31	107.68
Market Price Return	16.77	8.53	27.83	17.45	123.49	8.28	107.20

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2015. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.54%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended - Index and Benchmark Index returns are based on the inception date of the Fund.

††	“5 Years” and “Fund Inception” performance for the RAFI® Fundamental Mid Growth Index is not available because that Index did not commence calculation and publication until April 15, 2011. The Blended - RAFI® Fundamental Mid Growth Index performance is comprised of the performance of the Dynamic Mid Cap Growth IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, June 16, 2011, followed by the performance of the Index starting from the conversion date through April 30, 2014.

†††	Average annualized.

24

PXMV	Manager’s Analysis
PowerShares Fundamental Pure Mid Value Portfolio (PXMV)

As an index fund, the PowerShares Fundamental Pure Mid Value Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the RAFI® Fundamental Mid Value Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the component securities that comprise the Index.

Research Affiliates, LLC (the “Index Provider”) compiles the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider identifies the common stocks for inclusion in the Index from a universe of the 2,500 largest U.S. companies based on fundamental weight. The use of the word “Fundamental” in the Fund’s name reflects the fact that, in identifying common stocks, the Index Provider uses fundamental measures of company size, rather than market capitalization (company share price multiplied by number of shares outstanding). The Index Provider uses the following fundamental measures to include common stocks in the Index: book value, cash flow, sales and dividends. The Index Provider calculates a composite fundamental weight for each common stock by equally weighting the above four fundamental measures. The Index Provider then ranks each common stock by its fundamental weight and, based on this ranking, divides the common stocks into three size groups: “large,” “mid” and “small.” The common stocks it ranks in the top 70% of the eligible universe by fundamental weight comprise the “large” size group, the next 20% comprise the “mid” size group, and the final 10% comprise the “small” size group. The Index Provider further divides the “large” size group into “growth,” “core” or “value” subsets based on fundamental measures. The Index is composed only of those common stocks that the Index Provider classifies as both “mid” and “value” and weights them according to their composite fundamental weight. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2014, on a market price basis, the Fund returned 25.14%. On a net asset value (“NAV”) basis, the Fund returned 25.19%. During the same time period, the Blended - RAFI® Fundamental Mid Value Index returned 25.68%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell Midcap® Value Index (the “Benchmark Index”) returned 22.10%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 539 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a Midcap value benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. midcap value market.

The performance of the Fund differed from the Benchmark Index in part because the Fund employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the financials sector during the fiscal year ended April 30, 2014. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight position in the consumer discretionary sector, as well as the performance of stocks in the consumer staples sector.

For the fiscal year ended April 30, 2014, the industrials sector contributed most significantly to the Fund’s return, followed by the financials and consumer discretionary sectors, respectively. Telecommunication services was the only detracting sector.

Positions that contributed most significantly to the Fund’s return included Rite Aid Corp., a consumer staples company (portfolio average weight of 1.02%) and Tyson Foods, Inc., Class A, a consumer staples company (portfolio average weight of 0.98%). Positions that detracted most significantly from the Fund’s return included NII Holdings, Inc., Class B, a telecommunication services company (No longer held at fiscal year-end); and J. C. Penney Co., Inc., a consumer discretionary company (portfolio average weight of 0.48%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2014
Financials	20.3
Consumer Discretionary	18.7
Industrials	15.9
Utilities	9.5
Information Technology	7.5
Consumer Staples	7.2
Energy	7.0
Materials	7.0
Health Care	4.6
Telecommunication Services	2.3
Money Market Fund Plus Other Assets Less Liabilities	0.0

25

PowerShares Fundamental Pure Mid Value Portfolio (PXMV) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2014
Security
Rite Aid Corp.	1.0
Tesoro Corp.	1.0
Whirlpool Corp.	1.0
Hertz Global Holdings, Inc.	1.0
Frontier Communications Corp.	1.0
J.C. Penney Co., Inc.	1.0
Windstream Holdings, Inc.	0.9
Tyson Foods, Inc., Class A	0.9
M&T Bank Corp.	0.9
L-3 Communications Holdings, Inc.	0.9
Total	9.6

26

PowerShares Fundamental Pure Mid Value Portfolio (PXMV) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of 4/30/14

	1 Year	3 Years Avg. Ann.†††	3 Years Cumulative	5 Years Avg. Ann.†††	5 Years Cumulative	Fund Inception†
Index						Avg. Ann.†††	Cumulative
Blended - RAFI® Fundamental Mid Value Index††	25.68%	17.39%	61.77%	21.04%	159.75%	8.45%	110.22%
Russell Midcap® Value Index	22.10	14.41	49.76	22.61	177.09	9.11	122.16
Fund
NAV Return	25.19	16.88	59.65	20.28	151.73	7.73	97.82
Market Price Return	25.14	16.86	59.58	20.34	152.34	7.71	97.51

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2015. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.82%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended - Index and Benchmark Index returns are based on the inception date of the Fund.

††	“5 Years” and “Fund Inception” performance for the RAFI® Fundamental Mid Value Index is not available because that Index did not commence calculation and publication until April 15, 2011. The Blended - RAFI® Fundamental Mid Value Index performance is comprised of the performance of the Dynamic Mid Cap Value IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, June 16, 2011, followed by the performance of the Index starting from the conversion date through April 30, 2014.

†††	Average annualized.

27

PXSC	Manager’s Analysis
PowerShares Fundamental Pure Small Core Portfolio (PXSC)

As an index fund, the PowerShares Fundamental Pure Small Core Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the RAFI® Fundamental Small Core Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the component securities that comprise the Index.

Research Affiliates, LLC (the “Index Provider”) compiles the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider identifies the common stocks for inclusion in the Index from a universe of the 2,500 largest U.S. companies based on fundamental weight. The use of the word “Fundamental” in the Fund’s name reflects the fact that, in identifying common stocks, the Index Provider uses fundamental measures of company size, rather than market capitalization (company share price multiplied by number of shares outstanding). The Index Provider uses the following fundamental measures to include common stocks in the Index: book value, cash flow, sales and dividends. The Index Provider calculates a composite fundamental weight for each common stock by equally weighting the above four fundamental measures. The Index Provider then ranks each common stock by its fundamental weight and, based on this ranking, divides the common stocks into three size groups: “large,” “mid” and “small.” The common stocks it ranks in the top 70% of the eligible universe by fundamental weight comprise the “large” size group, the next 20% comprise the “mid” size group, and the final 10% comprise the “small” size group. The Index Provider further divides the “large” size group into “growth,” “core” or “value” subsets based on fundamental measures. The Index is composed only of those common stocks that the Index Provider classifies as both “small” and “core” and weights them according to their composite fundamental weight. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2014, on a market price basis, the Fund returned 19.90%. On a net asset value (“NAV”) basis, the Fund returned 19.76%. During the same time period, the Blended - RAFI® Fundamental Small Core Index returned 20.32%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell 2000® Index (the “Benchmark Index”) returned 20.50%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,000 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad-based small cap benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. small cap equity market.

The performance of the Fund differed from the Benchmark Index primarily due to fees and operating expenses that the Fund incurred during the period but also because the Fund tracks an index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight in the information technology sector during the fiscal year ended April 30, 2014. For the fiscal year ended April 30, 2014, the industrials sector contributed most significantly to the Fund’s return, followed by the information technology and consumer discretionary sectors, respectively. Utilities was the only detracting sector.

Positions that contributed most significantly to the Fund’s return included GT Advanced Technologies Inc., an information technology company (No longer held at fiscal year-end) and TriQuint Semiconductor, Inc., an information technology company (portfolio average weight of 0.45%). Positions that detracted most significantly from the Fund’s return included Tower Group International Ltd., a financials company (No longer held at fiscal year-end); and Weight Watchers International, Inc., a consumer discretionary company (No longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2014
Financials	21.3
Industrials	20.5
Consumer Discretionary	17.1
Information Technology	11.6
Health Care	8.9
Materials	6.2
Energy	5.8
Consumer Staples	5.7
Utilities	1.6
Telecommunication Services	1.3
Money Market Fund Plus Other Assets Less Liabilities	0.0

28

PowerShares Fundamental Pure Small Core Portfolio (PXSC) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2014
Security
Southwest Airlines Co.	0.7
Dresser-Rand Group, Inc.	0.7
Symetra Financial Corp.	0.7
Highwoods Properties, Inc.	0.7
AptarGroup, Inc.	0.7
Broadridge Financial Solutions, Inc.	0.7
Aqua America, Inc.	0.6
Susser Holdings Corp.	0.6
United Natural Foods, Inc.	0.6
IDEX Corp.	0.6
Total	6.6

29

PowerShares Fundamental Pure Small Core Portfolio (PXSC) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of 4/30/14

	1 Year	3 Years Avg. Ann.†††	3 Years Cumulative	5 Years Avg. Ann.†††	5 Years Cumulative	Fund Inception†
Index						Avg. Ann.†††	Cumulative
Blended - RAFI® Fundamental Small Core Index††	20.32%	11.01%	36.80%	18.93%	137.95%	5.34%	47.05%
Russell 2000® Index	20.50	10.74	35.79	19.84	147.15	6.52	59.71
Fund
NAV Return	19.76	10.52	35.01	18.15	130.26	4.59	39.50
Market Price Return	19.90	10.50	34.92	18.19	130.65	4.59	39.46

Fund Inception: December 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2015. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 1.22%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended - Index and Benchmark Index returns are based on the inception date of the Fund.

††	“5 Years” and “Fund Inception” performance for the RAFI® Fundamental Small Core Index is not available because that Index did not commence calculation and publication until April 15, 2011. The Blended - RAFI® Fundamental Small Core Index performance is comprised of the performance of the Dynamic Small Cap IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, June 16, 2011, followed by the performance of the Index starting from the conversion date through April 30, 2014.

†††	Average annualized.

30

PXSG	Manager’s Analysis
PowerShares Fundamental Pure Small Growth Portfolio (PXSG)

As an index fund, the PowerShares Fundamental Pure Small Growth Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the RAFI® Fundamental Small Growth Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the component securities that comprise the Index.

Research Affiliates, LLC (the “Index Provider”) compiles the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider identifies the common stocks for inclusion in the Index from a universe of the 2,500 largest U.S. companies based on fundamental weight. The use of the word “Fundamental” in the Fund’s name reflects the fact that, in identifying common stocks, the Index Provider uses fundamental measures of company size, rather than market capitalization (company share price multiplied by number of shares outstanding). The Index Provider uses the following fundamental measures to include common stocks in the Index: book value, cash flow, sales and dividends. The Index Provider calculates a composite fundamental weight for each common stock by equally weighting the above four fundamental measures. The Index Provider then ranks each common stock by its fundamental weight and, based on this ranking, divides the common stocks into three size groups: “large,” “mid” and “small.” The common stocks it ranks in the top 70% of the eligible universe by fundamental weight comprise the “large” size group, the next 20% comprise the “mid” size group, and the final 10% comprise the “small” size group. The Index Provider further divides the “large” size group into “growth,” “core” or “value” subsets based on fundamental measures. The Index is composed only of those common stocks that the Index Provider classifies as both “small” and “growth” and weights them according to their composite fundamental weight. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2014, on a market price basis, the Fund returned 22.38%. On a net asset value (“NAV”) basis, the Fund returned 22.31%. During the same time period, the Blended - RAFI® Fundamental Small Growth Index returned 22.79%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell 2000® Growth Index (the “Benchmark Index”) returned 21.46%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,188 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a small cap growth benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. small cap growth market.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index select and weight stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the health care sector during the fiscal year ended April 30, 2014. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight position in the financials sector.

For the fiscal year ended April 30, 2014, the information technology sector contributed most significantly to the Fund’s return, followed by the health care and financials sectors, respectively. There were no detracting sectors.

Positions that contributed most significantly to the Fund’s return included Keurig Green Mountain, Inc., a consumer staples company (No longer held at fiscal year-end) and Skyworks Solutions, Inc., an information technology company (portfolio average weight of 0.84%). Positions that detracted most significantly from the Fund’s return included Hatteras Financial Corp., a financials company (No longer held at fiscal year-end); and Coeur Mining, Inc., a materials company (No longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2014
Financials	26.4
Information Technology	21.8
Consumer Discretionary	13.3
Industrials	13.3
Health Care	11.0
Energy	6.3
Consumer Staples	3.3
Materials	3.2
Utilities	1.1
Telecommunication Services	0.2
Money Market Funds Plus Other Assets Less Liabilities	0.1

31

PowerShares Fundamental Pure Small Growth Portfolio (PXSG) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2014
Security
Skyworks Solutions, Inc.	1.1
Two Harbors Investment Corp.	1.0
Triumph Group, Inc.	0.9
ITC Holdings Corp.	0.9
Starwood Property Trust, Inc.	0.9
Kirby Corp.	0.9
Kilroy Realty Corp.	0.9
Nuance Communications, Inc.	0.9
Hancock Holding Co.	0.9
ResMed, Inc.	0.9
Total	9.3

32

PowerShares Fundamental Pure Small Growth Portfolio (PXSG) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of 4/30/14

	1 Year	3 Years Avg. Ann.†††	3 Years Cumulative	5 Years Avg. Ann.†††	5 Years Cumulative	Fund Inception†
Index						Avg. Ann.†††	Cumulative
Blended - RAFI® Fundamental Small Growth Index††	22.79%	9.02%	29.57%	19.34%	142.03%	6.09%	71.85%
Russell 2000® Growth Index	21.46	10.33	34.29	20.50	154.04	8.49	110.92
Fund
NAV Return	22.31	8.53	27.84	18.50	133.64	5.42	62.20
Market Price Return	22.38	8.48	27.66	18.51	133.76	5.39	61.81

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2015. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.94%, including acquired fund fees and expenses of 0.02%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended - Index and Benchmark Index returns are based on the inception date of the Fund.

††	“5 Years” and “Fund Inception” performance for the RAFI® Fundamental Small Growth Index is not available because that Index did not commence calculation and publication until April 15, 2011. The Blended - RAFI® Fundamental Small Growth Index performance is comprised of the performance of the Dynamic Small Cap Growth IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, June 16, 2011, followed by the performance of the Index starting from the conversion date through April 30, 2014.

†††	Average annualized.

33

PXSV	Manager’s Analysis
PowerShares Fundamental Pure Small Value Portfolio (PXSV)

As an index fund, the PowerShares Fundamental Pure Small Value Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the RAFI® Fundamental Small Value Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the component securities that comprise the Index.

Research Affiliates, LLC (the “Index Provider”) compiles the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider identifies the common stocks for inclusion in the Index from a universe of the 2,500 largest U.S. companies based on fundamental weight. The use of the word “Fundamental” in the Fund’s name reflects the fact that, in identifying common stocks, the Index Provider uses fundamental measures of company size, rather than market capitalization (company share price multiplied by number of shares outstanding). The Index Provider uses the following fundamental measures to include common stocks in the Index: book value, cash flow, sales and dividends. The Index Provider calculates a composite fundamental weight for each common stock by equally weighting the above four fundamental measures. The Index Provider then ranks each common stock by its fundamental weight and, based on this ranking, divides the common stocks into three size groups: “large,” “mid” and “small.” The common stocks it ranks in the top 70% of the eligible universe by fundamental weight comprise the “large” size group, the next 20% comprise the “mid” size group, and the final 10% comprise the “small” size group. The Index Provider further divides the “large” size group into “growth,” “core” or “value” subsets based on fundamental measures. The Index is composed only of those common stocks that the Index Provider classifies as both “small” and “value” and weights them according to their composite fundamental weight. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2014, on a market price basis, the Fund returned 27.47%. On a net asset value (“NAV”) basis, the Fund returned 27.29%. During the same time period, the Blended - RAFI® Fundamental Small Value Index returned 27.59%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell 2000® Value Index (the “Benchmark Index”) returned 19.61%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,400 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a small cap value benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. small cap value market.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index select and weight stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the financials sector during the fiscal year ended April 30, 2014. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight in the consumer discretionary and industrial sectors, as well as to the stocks that outperformed within these sectors.

For the fiscal year ended April 30, 2014, the industrials sector contributed most significantly to the Fund’s return, followed by the consumer discretionary and financials sectors, respectively. There were no detracting sectors.

Positions that contributed most significantly to the Fund’s return included SunEdison, Inc., an information technology company (portfolio average weight of 0.55%) and Zale Corp., a consumer discretionary company (portfolio average weight of 0.38%). Positions that detracted most significantly from the Fund’s return included Aeropostale, Inc., a consumer discretionary company (portfolio average weight of 0.19%); and RadioShack Corp., a consumer discretionary company (portfolio average weight of 0.02%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2014
Financials	23.9
Industrials	18.8
Consumer Discretionary	17.8
Information Technology	12.0
Materials	7.5
Utilities	6.1
Energy	5.7
Health Care	3.6
Consumer Staples	3.1
Telecommunication Services	1.4
Money Market Funds Plus Other Assets Less Liabilities	0.1

34

PowerShares Fundamental Pure Small Value Portfolio (PXSV) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2014
Security
Tutor Perini Corp.	0.5
Dynegy, Inc.	0.4
PNM Resources, Inc.	0.4
GATX Corp.	0.4
Group 1 Automotive, Inc.	0.4
Piedmont Natural Gas Co., Inc.	0.4
Dun & Bradstreet Corp. (The)	0.4
PacWest Bancorp	0.4
Cleco Corp.	0.4
Covanta Holding Corp.	0.4
Total	4.1

35

PowerShares Fundamental Pure Small Value Portfolio (PXSV) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of 4/30/14

	1 Year	3 Years Avg. Ann.†††	3 Years Cumulative	5 Years Avg. Ann.†††	5 Years Cumulative	Fund Inception†
Index						Avg. Ann.†††	Cumulative
Blended - RAFI® Fundamental Small Value Index††	27.59%	15.16%	52.74%	21.15%	160.93%	7.63%	96.05%
Russell 2000® Value Index	19.61	11.16	37.37	19.13	139.91	7.08	87.10
Fund
NAV Return	27.29	14.80	51.31	20.46	153.65	6.96	85.16
Market Price Return	27.47	14.80	51.29	20.52	154.26	6.95	85.01

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2015. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.70%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended - Index and Benchmark Index returns are based on the inception date of the Fund.

††	“5 Years” and “Fund Inception” performance for the RAFI® Fundamental Small Value Index is not available because that Index did not commence calculation and publication until April 15, 2011. The Blended - RAFI® Fundamental Small Value Index performance is comprised of the performance of the Dynamic Small Cap Value IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, June 16, 2011, followed by the performance of the Index starting from the conversion date through April 30, 2014.

†††	Average annualized.

36

PZI	Manager’s Analysis
PowerShares Zacks Micro Cap Portfolio (PZI)

As an index fund, the PowerShares Zacks Micro Cap Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Zacks Micro Cap IndexTM (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of micro capitalization companies that comprise the Index.

Zacks Investment Research (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider designs the selection methodology of the Index to identify companies with potentially superior risk-return profiles, as determined by the Index Provider. The objective of the Index is to actively represent a group of stocks that has the potential to outperform passive benchmark micro capitalization indices and other actively managed U.S. micro capitalization strategies. The Index constituent selection methodology utilizes a proprietary composite scoring system that measures companies on the basis of relative value and momentum, and is designed to be an effective, quantitative approach to selecting stocks with the greatest potential for capital appreciation from the micro capitalization subset of the domestic equity universe. The Index Provider selects U.S. stocks from a universe of 7,000 domestic companies. For the purpose of this constituent selection, the micro capitalization subset is defined relative to the entire investable universe of stocks, with the upper threshold equal to 0.15% of the capitalization of the largest capitalization domestic company at the time of selection and a minimum capitalization of approximately 0.015% of the largest capitalization domestic company at the time of selection. The Index Provider ranks and sorts each company from highest to lowest by each factor subset, then combines the rankings to establish a composite profile. A security may be an Index constituent only if it achieves a minimum threshold ranking on each factor. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2014, on a market price basis, the Fund returned 21.25%. On a net asset value (“NAV”) basis, the Fund returned 21.06%. During the same time period, the Index returned 20.44%. During the fiscal year, the Fund fully replicated the components of the Index. However, the Index does not take dividends into consideration when determining its total return, which is the primary cause of the Fund’s outperformance compared to the Index.

During this same time period, the Russell Microcap® Index (the “Benchmark Index”) returned 25.50%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,515 securities. The Fund selected this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a micro-cap U.S. stock benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of the micro-cap segment of the U.S. market.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an index that employs a proprietary stock selection methodology that differs from the stock selection methodology of the Benchmark Index.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the health care sector during the fiscal year ended April 30, 2014. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s concentration of stocks in the industrials sector, as well as its allocation to the health care sector and the performance of stocks in that sector.

For the fiscal year ended April 30, 2014, the financials sector contributed most significantly to the Fund’s return, followed by the consumer discretionary and industrials sectors, respectively. There were no detracting sectors.

Positions that contributed most significantly to the Fund’s return included Canadian Solar Inc., an information technology company (No longer held at fiscal year-end) and Zale Corp., a consumer discretionary company (No longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Uni-Pixel, Inc., an information technology company (No longer held at fiscal year-end); and L & L Energy, Inc., an energy company (No longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2014
Financials	28.3
Industrials	16.1
Information Technology	15.6
Consumer Discretionary	14.4
Energy	9.4
Health Care	8.9
Consumer Staples	2.8
Materials	2.3
Telecommunication Services	1.4
Utilities	0.7
Money Market Fund Plus Other Assets Less Liabilities	0.1

37

PowerShares Zacks Micro Cap Portfolio (PZI) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2014
Security
Providence Service Corp. (The)	0.4
Alliance Fiber Optic Products, Inc.	0.3
China XD Plastics Co. Ltd.	0.3
Advantage Oil & Gas Ltd.	0.3
P.A.M. Transportation Services, Inc.	0.3
Adams Resources & Energy, Inc.	0.3
Repligen Corp.	0.3
Hill International, Inc.	0.3
Fuel Tech, Inc.	0.3
Gastar Exploration, Inc.	0.3
Total	3.1

38

PowerShares Zacks Micro Cap Portfolio (PZI) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of 4/30/14

	1 Year	3 Years Avg. Ann.††	3 Years Cumulative	5 Years Avg. Ann.††	5 Years Cumulative	Fund Inception†
Index						Avg. Ann.††	Cumulative
Zacks Micro Cap IndexTM	20.44%	9.68%	31.94%	15.49%	105.50%	1.42%	13.05%
Russell Microcap® Index	25.50	12.27	41.51	20.71	156.31	6.26	69.66
Fund
NAV Return	21.06	10.61	35.32	16.28	112.57	2.04	19.19
Market Price Return	21.25	10.62	35.35	16.26	112.44	2.02	18.95

Fund Inception: August 18, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2015. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 1.21%, including acquired fund fees and expenses of 0.23%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Average annualized.

39

Schedule of Investments(a)

PowerShares Dynamic Large Cap Growth Portfolio (PWB)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—28.1%
7,895	AutoZone, Inc.(b)	$4,215,062
63,398	CBS Corp., Class B	3,661,869
72,278	DISH Network Corp., Class A(b)	4,109,727
70,996	Dollar General Corp.(b)	4,007,014
190,187	Hilton Worldwide Holdings, Inc.(b)	4,151,782
120,969	Home Depot, Inc. (The)	9,618,245
49,890	Las Vegas Sands Corp.	3,947,796
85,006	Lowe’s Cos., Inc.	3,902,625
43,378	Michael Kors Holdings Ltd.(b)	3,956,074
9,545	Netflix, Inc.(b)	3,073,872
126,732	NIKE, Inc., Class B	9,245,099
7,357	Priceline Group, Inc. (The)(b)	8,517,567
72,582	VF Corp.	4,434,034
122,793	Walt Disney Co. (The)	9,742,397
17,542	Wynn Resorts Ltd.	3,576,638

		80,159,801

	Consumer Staples—2.8%
36,409	Costco Wholesale Corp.	4,211,793
40,188	Hershey Co. (The)	3,867,693

		8,079,486

	Energy—8.6%
97,432	Energy Transfer Equity LP	4,539,357
44,916	EOG Resources, Inc.	4,401,768
74,607	Halliburton Co.	4,705,464
106,699	Schlumberger Ltd.	10,835,283

		24,481,872

	Financials—15.7%
600,303	Bank of America Corp.	9,088,587
85,706	Berkshire Hathaway, Inc., Class B(b)	11,043,218
127,510	Blackstone Group LP (The)	3,765,370
160,423	Charles Schwab Corp. (The)	4,259,231
88,308	Marsh & McLennan Cos., Inc.	4,354,468
53,385	McGraw-Hill Financial, Inc.	3,946,753
138,079	Morgan Stanley	4,270,783
127,214	TD Ameritrade Holding Corp.	4,058,127

		44,786,537

	Health Care—13.1%
19,256	Actavis PLC(b)	3,934,579
24,057	Alexion Pharmaceuticals, Inc.(b)	3,805,817
29,132	Biogen Idec, Inc.(b)	8,364,380
26,459	Celgene Corp.(b)	3,889,738
119,858	Gilead Sciences, Inc.(b)	9,407,654
24,023	McKesson Corp.	4,064,451
34,147	Thermo Fisher Scientific, Inc.	3,892,758

		37,359,377

	Industrials—15.0%
55,598	Danaher Corp.	4,079,781
105,075	Honeywell International, Inc.	9,761,467
16,493	Precision Castparts Corp.	4,174,213
100,825	Tyco International Ltd.	4,123,743
55,017	Union Pacific Corp.	10,476,887
103,611	United Parcel Service, Inc., Class B	10,205,684

		42,821,775

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology—15.3%
54,676	Automatic Data Processing, Inc.	$4,262,541
8,166	Google, Inc., Class A(b)	4,367,830
8,166	Google, Inc., Class C(b)	4,300,706
127,677	MasterCard, Inc., Class A	9,390,643
72,595	TE Connectivity Ltd. (Switzerland)	4,281,653
94,591	Texas Instruments, Inc.	4,299,161
43,921	Visa, Inc., Class A	8,898,834
109,978	Yahoo!, Inc.(b)	3,953,709

		43,755,077

	Materials—1.4%
21,495	PPG Industries, Inc.	4,161,862

	Total Common Stocks and Other Equity Interests (Cost $262,240,732)	285,605,787

	Money Market Fund—0.0%
134,194	Invesco Premier Portfolio—Institutional Class(c) (Cost $134,194)	134,194

	Total Investments (Cost $262,374,926)—100.0%	285,739,981
	Other assets less liabilities—(0.0)%	(65,423)

	Net Assets—100.0%	$285,674,558

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Schedule of Investments(a)

PowerShares Dynamic Large Cap Value Portfolio (PWV)

April 30, 2014

Number of Shares		Value
	Common Stocks—100.0%
	Consumer Discretionary—2.7%
140,767	DIRECTV(b)	$10,923,519
188,789	Macy’s, Inc.	10,842,152

		21,765,671

	Consumer Staples—6.4%
269,051	Archer-Daniels-Midland Co.	11,765,600
260,456	Kroger Co. (The)	11,991,394
341,202	Wal-Mart Stores, Inc.	27,197,212

		50,954,206

	Energy—14.4%
220,998	Chevron Corp.	27,739,669
164,261	ConocoPhillips	12,206,235
264,757	Exxon Mobil Corp.	27,113,764
130,039	Marathon Petroleum Corp.	12,087,125
113,174	Occidental Petroleum Corp.	10,836,411
145,916	Phillips 66	12,143,130
227,661	Valero Energy Corp.	13,015,379

		115,141,713

	Financials—23.6%
111,609	ACE Ltd.	11,419,833
170,462	Aflac, Inc.	10,691,377
201,314	Allstate Corp. (The)	11,464,832
219,476	American International Group, Inc.	11,660,760
124,869	Chubb Corp. (The)	11,497,938
524,119	Citigroup, Inc.	25,110,541
190,371	Discover Financial Services	10,641,739
503,501	Fifth Third Bancorp	10,377,156
448,578	JPMorgan Chase & Co.	25,111,396
215,577	MetLife, Inc.	11,285,456
129,146	Prudential Financial, Inc.	10,419,499
130,286	Travelers Cos., Inc. (The)	11,801,306
549,071	Wells Fargo & Co.	27,255,884

		188,737,717

	Health Care—18.0%
94,804	Becton, Dickinson and Co.	10,715,696
152,713	Cardinal Health, Inc.	10,615,081
137,243	Cigna Corp.	10,984,930
145,047	Express Scripts Holding Co.(b)	9,657,229
213,345	HCA Holdings, Inc.(b)	11,093,940
276,686	Johnson & Johnson	28,025,525
447,236	Merck & Co., Inc.	26,190,140
793,770	Pfizer, Inc.	24,829,125
120,582	WellPoint, Inc.	12,140,196

		144,251,862

	Industrials—5.6%
328,924	Delta Air Lines, Inc.	12,114,271
67,306	Lockheed Martin Corp.	11,047,607
90,256	Northrop Grumman Corp.	10,967,006
111,567	Raytheon Co.	10,652,417

		44,781,301

	Information Technology—21.4%
564,520	Activision Blizzard, Inc.	11,296,045
48,435	Apple, Inc.	28,581,009
1,169,173	Cisco Systems, Inc.	27,019,588
365,575	Hewlett-Packard Co.	12,085,910

Number of Shares		Value
	Common Stocks (continued)
	Information Technology (continued)
1,029,398	Intel Corp.	$27,474,633
137,645	International Business Machines Corp.	27,043,113
651,700	Oracle Corp.	26,641,496
125,572	Western Digital Corp.	11,066,660

		171,208,454

	Materials—1.4%
124,018	LyondellBasell Industries NV, Class A	11,471,665

	Telecommunication Services—3.5%
798,244	AT&T, Inc.	28,497,311

	Utilities—3.0%
119,527	NextEra Energy, Inc.	11,934,771
297,969	Public Service Enterprise Group, Inc.	12,207,790

		24,142,561

	Total Common Stocks (Cost $689,070,060)	800,952,461

	Money Market Fund—0.0%
78,211	Invesco Premier Portfolio—Institutional Class(c) (Cost $78,211)	78,211

	Total Investments (Cost $689,148,271)—100.0%	801,030,672
	Other assets less liabilities—0.0%	57,231

	Net Assets—100.0%	$801,087,903

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Schedule of Investments(a)

PowerShares Fundamental Pure Large Core Portfolio (PXLC)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—13.2%
3,277	CBS Corp., Class B	$189,279
4,231	DIRECTV(b)	328,326
56,047	Ford Motor Co.	905,159
24,748	General Motors Co.	853,311
10,981	Home Depot, Inc. (The)	873,099
6,845	Johnson Controls, Inc.	308,983
3,540	L Brands, Inc.	191,868
8,583	McDonald’s Corp.	870,145
2,218	Omnicom Group, Inc.	150,114
2,436	Time Warner Cable, Inc.	344,597
12,070	Twenty-First Century Fox, Inc., Class A	386,481

		5,401,362

	Consumer Staples—13.5%
13,504	Archer-Daniels-Midland Co.	590,530
5,687	Colgate-Palmolive Co.	382,735
13,244	CVS Caremark Corp.	963,104
6,234	General Mills, Inc.	330,527
3,850	Lorillard, Inc.	228,767
14,406	PepsiCo, Inc.	1,237,331
14,030	Philip Morris International, Inc.	1,198,583
8,409	Walgreen Co.	570,971

		5,502,548

	Energy—6.3%
4,205	Anadarko Petroleum Corp.	416,379
5,277	Apache Corp.	458,044
4,346	Marathon Petroleum Corp.	403,961
8,354	Occidental Petroleum Corp.	799,896
6,633	Spectra Energy Corp.	263,396
5,096	Williams Cos., Inc. (The)	214,898

		2,556,574

	Financials—16.9%
3,618	ACE Ltd.	370,194
5,442	Aflac, Inc.	341,322
6,912	American Express Co.	604,316
29,181	Annaly Capital Management, Inc. REIT	337,041
18,166	Berkshire Hathaway, Inc., Class B(b)	2,340,689
7,783	Capital One Financial Corp.	575,164
4,163	Marsh & McLennan Cos., Inc.	205,277
6,484	PNC Financial Services Group, Inc. (The)	544,915
7,073	Prudential Financial, Inc.	570,650
3,914	State Street Corp.	252,688
17,866	U.S. Bancorp	728,575

		6,870,831

	Health Care—15.2%
6,091	AbbVie, Inc.	317,219
4,291	Aetna, Inc.	306,592
5,263	AmerisourceBergen Corp.	343,043
4,280	Baxter International, Inc.	311,541
12,913	Bristol-Myers Squibb Co.	646,812
23,131	Johnson & Johnson	2,342,939
3,337	McKesson Corp.	564,587
8,540	Medtronic, Inc.	502,323
11,321	UnitedHealth Group, Inc.	849,528

		6,184,584

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials—16.6%
4,891	3M Co.	$680,289
5,194	Boeing Co. (The)	670,130
7,079	Caterpillar, Inc.	746,126
9,669	CSX Corp.	272,859
4,076	Deere & Co.	380,454
6,957	Emerson Electric Co.	474,328
2,847	FedEx Corp.	387,904
5,183	Honeywell International, Inc.	481,501
3,804	Illinois Tool Works, Inc.	324,215
2,512	Lockheed Martin Corp.	412,320
3,071	Norfolk Southern Corp.	290,302
3,042	PACCAR, Inc.	194,627
5,798	United Parcel Service, Inc., Class B	571,103
7,513	United Technologies Corp.	889,013

		6,775,171

	Information Technology—10.1%
63,254	Intel Corp.	1,688,249
8,900	International Business Machines Corp.	1,748,583
6,619	Micron Technology, Inc.(b)	172,888
7,409	Texas Instruments, Inc.	336,739
4,784	Yahoo!, Inc.(b)	171,985

		4,118,444

	Materials—4.2%
1,754	Air Products & Chemicals, Inc.	206,130
8,504	E.I. du Pont de Nemours & Co.	572,489
4,000	Mosaic Co. (The)	200,160
11,602	Newmont Mining Corp.	288,078
960	PPG Industries, Inc.	185,875
1,932	Praxair, Inc.	252,223

		1,704,955

	Utilities—4.0%
12,654	AES Corp. (The)	182,850
9,367	Duke Energy Corp.	697,748
4,552	NextEra Energy, Inc.	454,517
9,043	PPL Corp.	301,494

		1,636,609

	Total Common Stocks and Other Equity Interests (Cost $34,991,806)	40,751,078

	Money Market Fund—0.1%
40,900	Invesco Premier Portfolio—Institutional Class(c) (Cost $40,900)	40,900

	Total Investments (Cost $35,032,706)—100.1%	40,791,978
	Other assets less liabilities—(0.1)%	(21,582)

	Net Assets—100.0%	$40,770,396

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

PowerShares Fundamental Pure Large Core Portfolio (PXLC) (continued)

April 30, 2014

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Schedule of Investments(a)

PowerShares Fundamental Pure Large Growth Portfolio (PXLG)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Consumer Discretionary—10.9%
3,134	Amazon.com, Inc.(b)	$953,144
81,752	Comcast Corp., Class A	4,231,484
14,540	NIKE, Inc., Class B	1,060,693
14,300	TJX Cos., Inc. (The)	831,974
9,802	Viacom, Inc., Class B	832,974
35,630	Walt Disney Co. (The)	2,826,884
11,067	Yum! Brands, Inc.	852,048

		11,589,201

	Consumer Staples—7.9%
132,194	Coca-Cola Co. (The)	5,392,193
19,186	Costco Wholesale Corp.	2,219,436
14,160	Kraft Foods Group, Inc.	805,138

		8,416,767

	Energy—11.9%
18,600	Baker Hughes, Inc.	1,300,140
10,340	EOG Resources, Inc.	1,013,320
25,316	Halliburton Co.	1,596,680
24,176	Kinder Morgan, Inc.	789,588
16,426	National Oilwell Varco, Inc.	1,289,934
38,152	Phillips 66	3,175,009
34,632	Schlumberger Ltd.	3,516,880

		12,681,551

	Financials—11.8%
3,310	BlackRock, Inc.	996,310
14,372	CME Group, Inc.	1,011,645
14,111	Discover Financial Services	788,805
6,090	Simon Property Group, Inc. REIT	1,054,788
174,735	Wells Fargo & Co.	8,673,845

		12,525,393

	Health Care—13.8%
12,961	Amgen, Inc.	1,448,392
10,682	Cigna Corp.	854,987
13,882	Covidien PLC	989,093
28,306	Express Scripts Holding Co.(b)	1,884,613
11,885	Gilead Sciences, Inc.(b)	932,854
10,082	Humana, Inc.	1,106,500
114,399	Merck & Co., Inc.	6,699,205
6,702	Thermo Fisher Scientific, Inc.	764,028

		14,679,672

	Industrials—3.6%
5,059	Cummins, Inc.	763,150
11,854	Danaher Corp.	869,847
11,250	Union Pacific Corp.	2,142,337

		3,775,334

	Information Technology—35.1%
15,302	Accenture PLC, Class A	1,227,526
13,725	Apple, Inc.	8,098,985
12,562	Automatic Data Processing, Inc.	979,333
153,054	Cisco Systems, Inc.	3,537,078
59,803	Corning, Inc.	1,250,481
22,681	eBay, Inc.(b)	1,175,556
66,303	EMC Corp.	1,710,617
3,286	Google, Inc., Class A(b)	1,757,616

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
3,286	Google, Inc., Class C(b)	$1,730,605
224,524	Microsoft Corp.	9,070,770
76,427	Oracle Corp.	3,124,336
32,555	QUALCOMM, Inc.	2,562,404
5,360	Visa, Inc., Class A	1,085,990

		37,311,297

	Materials—3.0%
21,381	LyondellBasell Industries NV, Class A	1,977,743
11,420	Monsanto Co.	1,264,194

		3,241,937

	Telecommunication Services—1.9%
57,721	CenturyLink, Inc.	2,015,040

	Total Common Stocks and Other Equity Interests (Cost $89,766,423)	106,236,192

	Money Market Fund—0.1%
122,837	Invesco Premier Portfolio—Institutional Class(c) (Cost $122,837)	122,837

	Total Investments (Cost $89,889,260)—100.0%	106,359,029
	Other assets less liabilities—(0.0)%	(37,305)

	Net Assets—100.0%	$106,321,724

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Schedule of Investments(a)

PowerShares Fundamental Pure Large Value Portfolio (PXLV)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—4.3%
2,265	Best Buy Co., Inc.	$58,731
1,266	Carnival Corp.	49,766
711	Kohl’s Corp.	38,956
2,311	Lowe’s Cos., Inc.	106,098
979	Macy’s, Inc.	56,224
3,709	Staples, Inc.	46,363
2,491	Target Corp.	153,819
1,888	Time Warner, Inc.	125,477

		635,434

	Consumer Staples—12.3%
4,808	Altria Group, Inc.	192,849
845	Bunge Ltd.	67,304
1,369	ConAgra Foods, Inc.	41,768
774	Kellogg Co.	51,727
739	Kimberly-Clark Corp.	82,953
2,649	Kroger Co. (The)	121,960
5,282	Mondelez International, Inc., Class A	188,303
5,665	Procter & Gamble Co. (The)	467,646
840	Reynolds American, Inc.	47,401
1,705	Safeway, Inc.	58,072
2,013	Sysco Corp.	73,334
5,168	Wal-Mart Stores, Inc.	411,941

		1,805,258

	Energy—21.9%
1,916	Chesapeake Energy Corp.	55,085
7,065	Chevron Corp.	886,799
6,131	ConocoPhillips	455,595
1,122	Devon Energy Corp.	78,540
12,657	Exxon Mobil Corp.	1,296,203
1,054	Hess Corp.	93,975
3,308	Marathon Oil Corp.	119,584
957	Murphy Oil Corp.	60,702
2,864	Valero Energy Corp.	163,735

		3,210,218

	Financials—23.3%
1,480	Allstate Corp. (The)	84,286
4,052	American International Group, Inc.	215,283
41,192	Bank of America Corp.	623,647
3,206	Bank of New York Mellon Corp. (The)	108,587
2,037	BB&T Corp.	76,041
726	Chubb Corp. (The)	66,850
9,752	Citigroup, Inc.	467,218
2,185	Fifth Third Bancorp	45,033
2,382	Genworth Financial, Inc., Class A(b)	42,519
1,211	Goldman Sachs Group, Inc. (The)	193,542
2,055	Hartford Financial Services Group, Inc. (The)	73,713
11,898	JPMorgan Chase & Co.	666,050
2,732	KeyCorp	37,264
769	Lincoln National Corp.	37,304
1,087	Loews Corp.	47,795
2,808	MetLife, Inc.	146,999
3,959	Morgan Stanley	122,452
1,654	Progressive Corp. (The)	40,109
4,448	Regions Financial Corp.	45,103

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
1,742	SunTrust Banks, Inc.	$66,649
1,471	Travelers Cos., Inc. (The)	133,243
2,850	Weyerhaeuser Co. REIT	85,073

		3,424,760

	Health Care—8.3%
5,211	Abbott Laboratories	201,874
1,581	Cardinal Health, Inc.	109,895
2,481	Eli Lilly & Co.	146,627
2,028	HCA Holdings, Inc.(b)	105,456
16,774	Pfizer, Inc.	524,691
1,356	WellPoint, Inc.	136,522

		1,225,065

	Industrials—7.3%
751	General Dynamics Corp.	82,197
27,700	General Electric Co.	744,853
623	Northrop Grumman Corp.	75,700
710	Raytheon Co.	67,791
1,098	Tyco International Ltd.	44,908
1,362	Waste Management, Inc.	60,541

		1,075,990

	Information Technology—2.5%
2,007	Applied Materials, Inc.	38,254
280	Blackhawk Network Holdings, Inc., Class B(b)	6,448
8,163	Hewlett-Packard Co.	269,869
4,647	Xerox Corp.	56,182

		370,753

	Materials—3.0%
5,060	Alcoa, Inc.	68,158
2,928	Dow Chemical Co. (The)	146,107
3,279	Freeport-McMoRan Copper & Gold, Inc.	112,699
1,221	International Paper Co.	56,960
1,022	Nucor Corp.	52,889

		436,813

	Telecommunication Services—9.3%
24,047	AT&T, Inc.	858,478
10,836	Verizon Communications, Inc.	506,366

		1,364,844

	Utilities—7.8%
1,059	Ameren Corp.	43,747
1,704	American Electric Power Co., Inc.	91,692
1,460	CenterPoint Energy, Inc.	36,150
1,206	Consolidated Edison, Inc.	69,984
1,224	Dominion Resources, Inc.	88,789
591	DTE Energy Co.	46,181
1,106	Edison International	62,555
957	Entergy Corp.	69,383
4,427	Exelon Corp.	155,078
2,512	FirstEnergy Corp.	84,780
1,743	PG&E Corp.	79,446
1,970	Public Service Enterprise Group, Inc.	80,711
499	Sempra Energy	49,206
2,908	Southern Co. (The)	133,274

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

PowerShares Fundamental Pure Large Value Portfolio (PXLV) (continued)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Utilities (continued)
1,730	Xcel Energy, Inc.	$55,135

		1,146,111

	Total Common Stocks and Other Equity Interests (Cost $12,917,744)	14,695,246

	Money Market Fund—0.1%
17,692	Invesco Premier Portfolio—Institutional Class(c) (Cost $17,692)	17,692

	Total Investments (Cost $12,935,436)—100.1%	14,712,938
	Other assets less liabilities—(0.1)%	(12,218)

	Net Assets—100.0%	$14,700,720

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Schedule of Investments(a)

PowerShares Fundamental Pure Mid Core Portfolio (PXMC)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—14.5%
1,133	Advance Auto Parts, Inc.	$137,422
457	AutoZone, Inc.(b)	243,988
5,256	Bed Bath & Beyond, Inc.(b)	326,555
3,015	BorgWarner, Inc.	187,352
5,429	CarMax, Inc.(b)	237,682
3,511	Cinemark Holdings, Inc.	103,996
6,539	Dana Holding Corp.	138,431
4,643	DISH Network Corp., Class A(b)	264,001
6,168	Dollar General Corp.(b)	348,122
1,653	Expedia, Inc.	117,346
2,578	Family Dollar Stores, Inc.	151,457
1,753	Hanesbrands, Inc.	143,904
11,399	Interpublic Group of Cos., Inc. (The)	198,571
2,254	Jarden Corp.(b)	128,816
2,593	Lennar Corp., Class A	100,064
2,245	Murphy USA, Inc.(b)	95,413
4,105	Nordstrom, Inc.	251,554
2,394	PetSmart, Inc.	162,026
2,874	SeaWorld Entertainment, Inc.	86,392
3,057	Starwood Hotels & Resorts Worldwide, Inc.	234,319
1,845	Tiffany & Co.	161,419
5,809	VF Corp.	354,872
1,916	Williams-Sonoma, Inc.	120,363
2,557	Wyndham Worldwide Corp.	182,416

		4,476,481

	Consumer Staples—4.8%
2,328	Brown-Forman Corp., Class B	208,868
1,557	Casey’s General Stores, Inc.	106,904
1,804	Constellation Brands, Inc., Class A(b)	144,031
1,916	Energizer Holdings, Inc.	213,998
2,692	Hormel Foods Corp.	128,382
2,577	Ingredion, Inc.	181,550
3,361	J.M. Smucker Co. (The)	324,941
2,479	McCormick & Co., Inc.	176,505

		1,485,179

	Energy—5.6%
1,282	Cimarex Energy Co.	152,712
6,376	CONSOL Energy, Inc.	283,796
13,718	Denbury Resources, Inc.	230,737
1,706	Energen Corp.	132,914
6,085	Linn Co LLC	167,703
1,563	Oil States International, Inc.(b)	151,830
5,202	QEP Resources, Inc.	159,649
16,026	SandRidge Energy, Inc.(b)	109,938
6,325	Superior Energy Services, Inc.	208,219
1,175	Targa Resources Corp.	126,888

		1,724,386

	Financials—24.0%
1,688	Alexandria Real Estate Equities, Inc. REIT	124,608
381	Alleghany Corp.(b)	155,440
4,039	Ameriprise Financial, Inc.	450,873
3,080	Arthur J. Gallagher & Co.	138,662
5,012	BioMed Realty Trust, Inc. REIT	104,751
2,660	Boston Properties, Inc. REIT	311,592

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
2,082	Camden Property Trust REIT	$142,596
5,067	CBRE Group, Inc., Class A(b)	134,985
15,103	Charles Schwab Corp. (The)	400,985
10,951	E*TRADE Financial Corp.(b)	245,850
7,145	Equity Residential REIT	424,699
1,119	Federal Realty Investment Trust REIT	131,527
7,176	Fidelity National Financial, Inc., Class A	230,924
4,498	First American Financial Corp.	119,647
19,356	First Niagara Financial Group, Inc.	172,655
7,176	Franklin Resources, Inc.	375,664
13,606	General Growth Properties, Inc. REIT	312,530
5,939	Hatteras Financial Corp. REIT	116,226
10,042	Invesco Ltd.(c)	353,579
830	Jones Lang LaSalle, Inc.	96,189
1,829	LPL Financial Holdings, Inc.	86,603
3,241	Macerich Co. (The) REIT	210,373
252	Markel Corp.(b)	157,732
17,577	MFA Financial, Inc. REIT	139,386
3,541	NASDAQ OMX Group, Inc. (The)	130,663
2,126	Public Storage REIT	373,134
2,670	Raymond James Financial, Inc.	132,699
3,427	Rayonier, Inc. REIT	154,558
1,995	Reinsurance Group of America, Inc.	153,036
1,789	SL Green Realty Corp. REIT	187,326
13,817	SLM Corp.	355,788
6,284	UDR, Inc. REIT	162,504
4,316	Vornado Realty Trust REIT	442,822
5,050	Voya Financial, Inc.	178,719

		7,409,325

	Health Care—10.0%
2,876	Alere, Inc.(b)	96,058
3,949	Becton, Dickinson and Co.	446,356
1,076	C.R. Bard, Inc.	147,767
1,743	Centene Corp.(b)	115,735
6,854	Community Health Systems, Inc.(b)	259,698
4,447	DaVita HealthCare Partners, Inc.(b)	308,177
2,441	DENTSPLY International, Inc.	108,942
2,702	Forest Laboratories, Inc.(b)	248,341
1,928	Henry Schein, Inc.(b)	220,235
5,886	Mylan, Inc.(b)	298,891
2,826	Omnicare, Inc.	167,497
5,198	Tenet Healthcare Corp.(b)	234,326
1,826	Universal Health Services, Inc., Class B	149,349
2,808	Zimmer Holdings, Inc.	271,814

		3,073,186

	Industrials—15.6%
1,815	Alaska Air Group, Inc.	170,755
948	Alliant Techsystems, Inc.	136,721
4,836	C.H. Robinson Worldwide, Inc.	284,840
1,363	Carlisle Cos., Inc.	112,107
5,929	Delta Air Lines, Inc.	218,365
3,993	Dover Corp.	344,995
2,328	EMCOR Group, Inc.	107,065
1,712	Equifax, Inc.	121,227
4,226	Expeditors International of Washington, Inc.	174,280

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

PowerShares Fundamental Pure Mid Core Portfolio (PXMC) (continued)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
5,430	Fluor Corp.	$411,051
2,898	Fortune Brands Home & Security, Inc.	115,485
1,018	Hubbell, Inc., Class B	119,839
1,188	Huntington Ingalls Industries, Inc.	122,364
4,910	Jacobs Engineering Group, Inc.(b)	283,307
3,254	Joy Global, Inc.	196,477
3,465	Parker Hannifin Corp.	439,639
5,806	Quanta Services, Inc.(b)	204,836
10,880	Republic Services, Inc.	381,779
2,115	Rockwell Automation, Inc.	252,066
1,185	Snap-on, Inc.	137,460
4,554	URS Corp.	214,584
1,019	W.W. Grainger, Inc.	259,234

		4,808,476

	Information Technology—12.8%
427	Alliance Data Systems Corp.(b)	103,291
2,950	Amdocs Ltd.	137,264
5,651	Analog Devices, Inc.	289,840
2,137	Autodesk, Inc.(b)	102,619
12,218	Brocade Communications Systems, Inc.(b)	113,750
7,563	CA, Inc.	227,949
3,831	Electronic Arts, Inc.(b)	108,417
4,548	Fiserv, Inc.(b)	276,427
2,957	Harris Corp.	217,399
10,357	Juniper Networks, Inc.(b)	255,714
3,119	KLA-Tencor Corp.	199,585
3,877	Lam Research Corp.(b)	223,354
4,351	Microchip Technology, Inc.	206,846
8,670	NVIDIA Corp.	160,135
11,458	ON Semiconductor Corp.(b)	107,820
7,359	Paychex, Inc.	307,680
4,267	SanDisk Corp.	362,567
2,669	Synopsys, Inc.(b)	100,408
15,088	Western Union Co. (The)	239,447
4,164	Xilinx, Inc.	196,499

		3,937,011

	Materials—6.6%
1,434	Airgas, Inc.	152,377
1,870	Albemarle Corp.	125,365
3,275	Celanese Corp., Series A	201,183
12,440	Cliffs Natural Resources, Inc.	220,437
2,917	Eastman Chemical Co.	254,275
9,600	Graphic Packaging Holding Co.(b)	98,496
1,349	International Flavors & Fragrances, Inc.	132,903
888	Martin Marietta Materials, Inc.	110,405
1,552	Packaging Corp. of America	103,410
1,589	Rockwood Holdings, Inc.	112,898
5,288	Sealed Air Corp.	181,431
1,173	Sherwin-Williams Co. (The)	234,412
1,514	Valspar Corp. (The)	110,583

		2,038,175

	Telecommunication Services—0.8%
3,444	Level 3 Communications, Inc.(b)	148,195
12,724	Sprint Corp. (Japan)(b)	108,154

		256,349

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Utilities—5.3%
3,829	AGL Resources, Inc.	$206,766
4,263	American Water Works Co., Inc.	194,094
9,308	Northeast Utilities	439,896
14,900	NRG Energy, Inc.	487,528
6,425	Wisconsin Energy Corp.	311,484

		1,639,768

	Total Common Stocks and Other Equity Interests (Cost $27,028,971)	30,848,336

	Money Market Fund—0.2%
68,566	Invesco Premier Portfolio—Institutional Class(d) (Cost $68,566)	68,566

	Total Investments (Cost $27,097,537)—100.2%	30,916,902
	Other assets less liabilities—(0.2)%	(49,755)

	Net Assets—100.0%	$30,867,147

Investment	Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Affiliated company. The Fund’s Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated. See Note 4.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Schedule of Investments(a)

PowerShares Fundamental Pure Mid Growth Portfolio (PXMG)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—13.0%
21,416	Coach, Inc.	$956,224
10,359	Dick’s Sporting Goods, Inc.	545,505
12,534	Discovery Communications, Inc., Class A(b)	951,331
16,879	Dollar Tree, Inc.(b)	878,889
16,911	Las Vegas Sands Corp.	1,338,167
15,545	Lear Corp.	1,291,168
5,435	Liberty Media Corp., Class A(b)	704,974
17,307	LKQ Corp.(b)	503,980
5,792	O’Reilly Automotive, Inc.(b)	861,792
5,528	PVH Corp.	694,151
4,491	Ralph Lauren Corp.	679,803
15,158	Ross Stores, Inc.	1,031,957
7,124	Wynn Resorts Ltd.	1,452,512

		11,890,453

	Consumer Staples—4.6%
9,250	Church & Dwight Co., Inc.	638,343
11,004	Estee Lauder Cos., Inc. (The), Class A	798,560
8,871	Hershey Co. (The)	853,745
9,897	Mead Johnson Nutrition Co.	873,509
21,543	Whole Foods Market, Inc.	1,070,687

		4,234,844

	Energy—14.6%
23,962	Cameron International Corp.(b)	1,556,572
5,644	Concho Resources, Inc.(b)	736,260
8,066	EQT Corp.	879,113
15,544	FMC Technologies, Inc.(b)	881,345
8,050	Helmerich & Payne, Inc.	874,632
39,303	HollyFrontier Corp.	2,066,945
23,889	Noble Energy, Inc.	1,714,752
6,232	Oceaneering International, Inc.	456,681
16,579	PBF Energy, Inc., Class A	510,302
4,793	Pioneer Natural Resources Co.	926,343
5,371	Range Resources Corp.	485,807
23,810	Southwestern Energy Co.(b)	1,140,023
12,467	Whiting Petroleum Corp.(b)	919,067
5,919	World Fuel Services Corp.	269,551

		13,417,393

	Financials—23.6%
2,496	Affiliated Managers Group, Inc.(b)	494,707
12,088	American Campus Communities, Inc. REIT	461,762
66,903	American Capital Agency Corp. REIT	1,519,367
11,276	American Tower Corp. REIT	941,771
9,757	AvalonBay Communities, Inc. REIT	1,332,318
11,159	Crown Castle International Corp. REIT	811,594
49,885	CYS Investments, Inc. REIT	429,011
15,286	Digital Realty Trust, Inc. REIT	816,272
2,929	Essex Property Trust, Inc. REIT	507,479
9,332	First Republic Bank	473,692
55,073	HCP, Inc. REIT	2,305,356
27,662	Health Care REIT, Inc.	1,745,196
3,189	IntercontinentalExchange Group, Inc.	651,959
25,020	Invesco Mortgage Capital, Inc. REIT(c)	417,084
27,215	Leucadia National Corp.	694,527
8,437	Moody’s Corp.	662,304

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
44,932	Prologis, Inc. REIT	$1,825,587
9,695	Realogy Holdings Corp.(b)	407,675
11,057	Realty Income Corp. REIT	480,427
26,309	Senior Housing Properties Trust REIT	617,472
18,290	T. Rowe Price Group, Inc.	1,502,158
13,415	TD Ameritrade Holding Corp.	427,939
31,380	Ventas, Inc. REIT	2,073,590

		21,599,247

	Health Care—11.0%
4,797	Actavis PLC(b)	980,171
18,953	Agilent Technologies, Inc.	1,024,220
15,519	Catamaran Corp.(b)	585,842
9,947	Cerner Corp.(b)	510,281
7,096	Endo International PLC(b)	446,658
27,205	Hologic, Inc.(b)	570,897
1,626	Intuitive Surgical, Inc.(b)	588,124
7,399	MEDNAX, Inc.(b)	438,391
18,861	St. Jude Medical, Inc.	1,197,108
20,785	Stryker Corp.	1,616,034
6,729	Varian Medical Systems, Inc.(b)	535,292
4,153	Waters Corp.(b)	409,236
38,251	Zoetis, Inc.	1,157,475

		10,059,729

	Industrials—11.1%
11,499	AMETEK, Inc.	606,227
6,947	B/E Aerospace, Inc.(b)	609,738
15,848	Fastenal Co.	793,668
9,667	Flowserve Corp.	706,174
6,333	J.B. Hunt Transport Services, Inc.	481,941
6,294	Kansas City Southern	634,939
23,766	Nielsen Holdings NV	1,115,814
6,676	Pall Corp.	561,785
5,236	Roper Industries, Inc.	727,542
20,335	Stanley Black & Decker, Inc.	1,746,573
4,285	Towers Watson & Co., Class A	480,863
2,493	TransDigm Group, Inc.	443,430
17,035	United Continental Holdings, Inc.(b)	696,221
14,308	Xylem, Inc.	537,838

		10,142,753

	Information Technology—16.6%
58,458	Activision Blizzard, Inc.	1,169,745
20,837	Adobe Systems, Inc.(b)	1,285,435
7,798	Akamai Technologies, Inc.(b)	413,840
20,593	Altera Corp.	669,684
7,496	Amphenol Corp., Class A	714,744
44,854	Broadcom Corp., Class A	1,381,952
11,344	Citrix Systems, Inc.(b)	672,813
25,131	Cognizant Technology Solutions Corp., Class A(b)	1,203,901
2,769	Equinix, Inc.(b)	520,046
22,729	Fidelity National Information Services, Inc.	1,214,410
10,779	First Solar, Inc.(b)	727,475
10,750	Intuit, Inc.	814,312
16,267	Linear Technology Corp.	723,881
28,461	NetApp, Inc.	1,013,496

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

PowerShares Fundamental Pure Mid Growth Portfolio (PXMG) (continued)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
12,338	Teradata Corp.(b)	$560,885
23,854	Western Digital Corp.	2,102,253

		15,188,872

	Materials—5.5%
6,222	CF Industries Holdings, Inc.	1,525,448
14,192	Ecolab, Inc.	1,485,051
8,065	FMC Corp.	621,005
7,089	Rock-Tenn Co., Class A	677,779
7,425	Sigma-Aldrich Corp.	714,359

		5,023,642

	Total Common Stocks and Other Equity Interests (Cost $77,008,845)	91,556,933

	Money Market Fund—0.1%
70,121	Invesco Premier Portfolio—Institutional Class(d) (Cost $70,121)	70,121

	Total Investments (Cost $77,078,966)—100.1%	91,627,054
	Other assets less liabilities—(0.1)%	(71,915)

	Net Assets—100.0%	$91,555,139

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Affiliated company. The Fund’s Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Mortgage Capital, Inc. is considered to be affiliated. See Note 4.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Schedule of Investments(a)

PowerShares Fundamental Pure Mid Value Portfolio (PXMV)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—18.7%
3,307	Abercrombie & Fitch Co., Class A	$121,565
8,839	American Eagle Outfitters, Inc.	102,179
4,328	Apollo Education Group, Inc.(b)	124,906
2,744	AutoNation, Inc.(b)	145,405
3,876	Big Lots, Inc.(b)	153,102
11,039	Cablevision Systems Corp., Class A	184,351
4,261	Caesars Entertainment Corp.(b)(c)	78,701
1,581	Charter Communications, Inc., Class A(b)	214,273
6,428	CST Brands, Inc.	209,746
4,914	D.R. Horton, Inc.	109,484
4,714	Darden Restaurants, Inc.	234,333
931	Dillard’s, Inc., Class A	91,173
3,811	Foot Locker, Inc.	177,326
4,715	GameStop Corp., Class A	187,091
7,328	Gannett Co., Inc.	199,102
5,373	Gap, Inc. (The)	211,159
3,504	Genuine Parts Co.	305,268
13,135	Goodyear Tire & Rubber Co. (The)	331,002
137	Graham Holdings Co., Class B	91,959
2,733	Guess?, Inc.	73,545
5,438	H&R Block, Inc.	154,548
3,250	Harley-Davidson, Inc.	240,305
2,671	Hasbro, Inc.	147,599
8,170	International Game Technology	102,534
48,096	J.C. Penney Co., Inc.(b)(c)	409,778
1,179	Lands’ End, Inc.(b)(c)	32,599
4,484	Leggett & Platt, Inc.	147,344
12,391	Liberty Interactive Corp., Class A(b)	360,082
2,712	Marriott International, Inc., Class A	157,106
8,015	Mattel, Inc.	314,308
7,289	MGM Resorts International(b)	183,901
1,093	Mohawk Industries, Inc.(b)	144,724
5,631	Newell Rubbermaid, Inc.	169,549
16,894	News Corp., Class A(b)	287,536
70	NVR, Inc.(b)	75,390
30,746	Office Depot, Inc.(b)	125,751
4,144	Rent-A-Center, Inc.	121,046
3,443	Royal Caribbean Cruises Ltd.	182,927
3,918	Sears Holdings Corp.(b)(c)	171,648
4,617	Service Corp. International	86,661
1,956	Tenneco, Inc.(b)	117,106
4,356	TRW Automotive Holdings Corp.(b)	350,005
1,912	Visteon Corp.(b)	165,981
2,708	Whirlpool Corp.	415,353

		8,009,451

	Consumer Staples—7.2%
22,075	Avon Products, Inc.	337,306
4,583	Campbell Soup Co.	208,481
2,589	Clorox Co. (The)	234,822
5,334	Coca-Cola Enterprises, Inc.	242,377
14,288	Dean Foods Co.	226,322
4,386	Dr Pepper Snapple Group, Inc.	243,072
7,156	Hillshire Brands Co. (The)	255,112
3,854	Molson Coors Brewing Co., Class B	231,124
58,008	Rite Aid Corp.(b)	423,458
39,791	SUPERVALU, Inc.(b)	278,139

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Staples (continued)
9,559	Tyson Foods, Inc., Class A	$401,191

		3,081,404

	Energy—7.0%
39,516	Alpha Natural Resources, Inc.(b)(c)	169,919
32,100	Arch Coal, Inc.(c)	147,018
5,181	Diamond Offshore Drilling, Inc.(c)	282,934
2,481	Exterran Holdings, Inc.	106,732
13,642	McDermott International, Inc.(b)(c)	98,632
5,851	Newfield Exploration Co.(b)	198,056
5,113	ONEOK, Inc.	323,244
3,768	Patterson-UTI Energy, Inc.	122,573
16,133	Peabody Energy Corp.	306,688
3,615	Rowan Cos. PLC, Class A	111,776
1,048	SEACOR Holdings, Inc.(b)	87,393
7,399	Tesoro Corp.	416,490
1,850	Tidewater, Inc.	94,220
1,704	Unit Corp.(b)	112,379
2,498	Western Refining, Inc.(c)	108,663
14,624	WPX Energy, Inc.(b)	311,199

		2,997,916

	Financials—20.3%
6,869	American Capital Ltd.(b)	102,966
2,750	American Financial Group, Inc.	160,683
84	American National Insurance Co.	9,442
3,639	Apartment Investment & Management Co., Class A REIT	112,190
5,744	Associated Banc-Corp.	100,807
3,581	Assurant, Inc.	241,395
5,507	Brandywine Realty Trust REIT	80,127
5,040	CBL & Associates Properties, Inc. REIT	91,577
5,025	Cincinnati Financial Corp.	244,919
4,680	CIT Group, Inc.	201,474
8,372	CNO Financial Group, Inc.	144,417
4,838	Columbia Property Trust, Inc. REIT	137,109
4,920	Comerica, Inc.	237,341
2,174	Commerce Bancshares, Inc.	94,526
4,129	CommonWealth REIT	104,918
1,279	Cullen/Frost Bankers, Inc.	97,728
5,167	DDR Corp. REIT	88,717
7,899	Duke Realty Corp. REIT	138,391
3,971	Federated Investors, Inc., Class B(c)	113,332
6,790	First Horizon National Corp.	78,017
1,630	Hanover Insurance Group, Inc. (The)	95,274
2,876	HCC Insurance Holdings, Inc.	132,123
5,738	Hospitality Properties Trust REIT	172,427
12,317	Host Hotels & Resorts, Inc. REIT	264,200
23,068	Hudson City Bancorp, Inc.	229,757
23,245	Huntington Bancshares, Inc.	212,924
879	Kemper Corp.	34,641
8,558	Kimco Realty Corp. REIT	196,149
2,972	Legg Mason, Inc.	139,357
3,756	Liberty Property Trust REIT	140,850
3,218	M&T Bank Corp.	392,628
4,702	Mack-Cali Realty Corp. REIT	95,780
3,917	McGraw-Hill Financial, Inc.	289,584

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

PowerShares Fundamental Pure Mid Value Portfolio (PXMV) (continued)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
18,156	New York Community Bancorp, Inc.	$279,784
5,004	Northern Trust Corp.	301,491
9,420	Old Republic International Corp.	155,995
13,441	People’s United Financial, Inc.	191,937
5,712	PHH Corp.(b)	135,774
7,425	Piedmont Office Realty Trust, Inc., Class A REIT	130,754
3,828	Plum Creek Timber Co., Inc. REIT	166,901
8,089	Principal Financial Group, Inc.	378,889
3,023	Protective Life Corp.	154,626
1,841	Regency Centers Corp. REIT	96,524
6,508	Retail Properties of America, Inc., Class A REIT	93,195
1,452	StanCorp Financial Group, Inc.	88,717
26,110	Synovus Financial Corp.	83,813
4,983	TCF Financial Corp.	78,233
2,325	Torchmark Corp.	185,303
10,000	Unum Group	332,200
8,698	Valley National Bancorp	87,154
3,743	W.R. Berkley Corp.	165,590
2,773	Weingarten Realty Investors REIT	86,518
10,753	XL Group PLC	337,107
5,449	Zions Bancorp.	157,585

		8,663,860

	Health Care—4.6%
27,462	Boston Scientific Corp.(b)	346,296
4,965	CareFusion Corp.(b)	193,933
6,715	Health Net, Inc.(b)	230,526
3,660	Hospira, Inc.(b)	167,628
3,694	Kindred Healthcare, Inc.	92,719
2,217	Laboratory Corp. of America Holdings(b)	218,818
2,091	LifePoint Hospitals, Inc.(b)	116,929
3,378	Owens & Minor, Inc.	113,298
4,653	Quest Diagnostics, Inc.	260,242
852	Teleflex, Inc.	86,981
1,968	WellCare Health Plans, Inc.(b)	132,781

		1,960,151

	Industrials—15.9%
6,119	ADT Corp. (The)	185,039
4,855	AECOM Technology Corp.(b)	157,399
3,848	AGCO Corp.	214,334
10,212	American Airlines Group, Inc.(b)	358,135
2,207	Armstrong World Industries, Inc.(b)	116,000
6,358	Avis Budget Group, Inc.(b)	334,367
1,814	Cintas Corp.	106,899
2,344	Con-way, Inc.	99,573
6,511	Exelis, Inc.	120,714
3,824	General Cable Corp.	97,971
3,407	Harsco Corp.	81,529
14,502	Hertz Global Holdings, Inc.(b)	412,872
6,371	Ingersoll-Rand PLC	380,986
4,500	Iron Mountain, Inc.	127,980
3,733	ITT Corp.	161,042
12,400	JetBlue Airways Corp.(b)	98,022
5,625	KBR, Inc.	142,706
1,852	Kennametal, Inc.	86,544

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
3,339	L-3 Communications Holdings, Inc.	$385,220
3,514	Manpowergroup, Inc.	285,829
7,727	Masco Corp.	155,235
3,870	MRC Global, Inc.(b)	112,965
3,955	Navistar International Corp.(b)	150,013
2,588	Oshkosh Corp.	143,660
3,732	Owens Corning	152,452
9,314	Pitney Bowes, Inc.	249,615
14,117	R.R. Donnelley & Sons Co.	248,459
2,186	Robert Half International, Inc.	97,933
2,256	Rockwell Collins, Inc.	175,178
2,329	Ryder System, Inc.	191,397
3,456	Spirit Aerosystems Holdings, Inc., Class A(b)	103,784
1,131	SPX Corp.	115,181
2,915	Terex Corp.	126,190
6,798	Textron, Inc.	278,038
2,182	Timken Co. (The)	137,641
1,662	Trinity Industries, Inc.	124,750
1,666	United Rentals, Inc.(b)	156,321
1,447	WESCO International, Inc.(b)	127,018

		6,798,991

	Information Technology—7.5%
25,909	Advanced Micro Devices, Inc.(b)(c)	105,968
890	Anixter International, Inc.	87,202
3,859	AOL, Inc.(b)	165,204
4,944	Arrow Electronics, Inc.(b)	280,572
3,491	Booz Allen Hamilton Holding Corp.	81,131
1,102	CACI International, Inc., Class A(b)	76,754
5,361	Computer Sciences Corp.	317,264
3,233	CoreLogic, Inc.(b)	90,621
1,458	Insight Enterprises, Inc.(b)	38,083
11,146	Jabil Circuit, Inc.	192,380
4,255	Leidos Holdings, Inc.	158,456
2,275	Lexmark International, Inc., Class A	97,825
6,120	Maxim Integrated Products, Inc.	198,533
3,826	Motorola Solutions, Inc.	243,257
3,366	NCR Corp.(b)	102,697
6,673	Sanmina Corp.(b)	135,128
2,189	Science Applications International Corp.	85,371
15,430	Symantec Corp.	312,920
1,448	SYNNEX Corp.(b)	97,566
1,684	Tech Data Corp.(b)	105,233
2,706	Total System Services, Inc.	85,970
2,821	Unisys Corp.(b)	68,748
6,068	Vishay Intertechnology, Inc.	86,287

		3,213,170

	Materials—7.0%
4,141	Allegheny Technologies, Inc.	170,609
1,832	Ashland, Inc.	176,971
3,314	Avery Dennison Corp.	161,259
2,960	Ball Corp.	166,322
3,436	Bemis Co., Inc.	138,265
1,613	Cabot Corp.	93,231
6,298	Commercial Metals Co.	120,922
4,016	Crown Holdings, Inc.(b)	189,435

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

PowerShares Fundamental Pure Mid Value Portfolio (PXMV) (continued)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Materials (continued)
7,300	Huntsman Corp.	$182,865
5,833	MeadWestvaco Corp.	227,895
5,875	Owens-Illinois, Inc.(b)	186,707
2,266	Reliance Steel & Aluminum Co.	160,478
2,910	RPM International, Inc.	124,141
3,194	Sonoco Products Co.	134,404
5,269	Southern Copper Corp. (Mexico)	158,808
8,872	Steel Dynamics, Inc.	162,091
10,339	United States Steel Corp.(c)	269,021
2,384	Vulcan Materials Co.	153,840

		2,977,264

	Telecommunication Services—2.3%
68,943	Frontier Communications Corp.	410,211
5,615	Telephone & Data Systems, Inc.	152,672
44,746	Windstream Holdings, Inc.(c)	405,846

		968,729

	Utilities—9.5%
3,634	Alliant Energy Corp.	212,516
3,015	Atmos Energy Corp.	153,886
12,455	Calpine Corp.(b)	285,593
8,869	CMS Energy Corp.	268,819
6,157	Great Plains Energy, Inc.	165,192
3,210	Hawaiian Electric Industries, Inc.	77,008
2,937	Integrys Energy Group, Inc.	179,979
4,232	MDU Resources Group, Inc.	149,897
1,631	National Fuel Gas Co.	120,107
9,296	NiSource, Inc.	337,631
5,020	OGE Energy Corp.	187,397
13,980	Pepco Holdings, Inc.	374,105
4,508	Pinnacle West Capital Corp.	252,223
3,134	Portland General Electric Co.	104,895
4,672	Questar Corp.	113,436
4,870	SCANA Corp.	261,422
1,046	Southwest Gas Corp.	57,540
10,808	TECO Energy, Inc.	194,112
3,931	UGI Corp.	183,538
2,364	Vectren Corp.	95,908
4,588	Westar Energy, Inc.	164,617
2,463	WGL Holdings, Inc.	98,003

		4,037,824

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $35,443,864)—100.0%	42,708,760

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—4.2%
1,785,849	Invesco Liquid Assets Portfolio—Institutional Class(d)(e) (Cost $1,785,849)	1,785,849

	Total Investments (Cost $37,229,713)—104.2%	44,494,609
	Other assets less liabilities—(4.2)%	(1,785,644)

	Net Assets—100.0%	$42,708,965

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2014.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2G. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of April 30, 2014.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
Brown Brothers Harriman	$1,741,934	$(1,741,934)	$—

*	Amount does not include excess collateral received, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

Schedule of Investments(a)

PowerShares Fundamental Pure Small Core Portfolio (PXSC)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—17.1%
2,950	Aaron’s, Inc.	$86,936
265	America’s Car-Mart, Inc.(b)	9,577
3,868	Ascena Retail Group, Inc.(b)	66,530
567	Bally Technologies, Inc.(b)	36,917
599	BJ’s Restaurants, Inc.(b)	17,101
1,435	Bloomin’ Brands, Inc.(b)	30,594
671	Bravo Brio Restaurant Group, Inc.(b)	10,045
345	Bright Horizons Family Solutions, Inc.(b)	14,069
1,447	Buckle, Inc. (The)	67,995
1,012	Cabela’s, Inc.(b)	66,397
228	Capella Education Co.	13,306
303	Carriage Services, Inc.	4,875
1,033	Carter’s, Inc.	76,091
860	Cheesecake Factory, Inc. (The)	38,605
3,875	Chico’s FAS, Inc.	61,535
910	Choice Hotels International, Inc.	40,204
193	Collectors Universe, Inc.	4,532
367	Conn’s, Inc.(b)	16,232
141	Container Store Group, Inc. (The)(b)	3,890
833	Core-Mark Holding Co., Inc.	67,090
578	Cracker Barrel Old Country Store, Inc.	54,760
237	Culp, Inc.	4,278
1,671	DeVry Education Group, Inc.	75,245
450	DineEquity, Inc.	34,114
685	Domino’s Pizza, Inc.	50,950
375	Drew Industries, Inc.	18,870
893	Entravision Communications Corp., Class A	4,742
319	Extended Stay America, Inc.	6,874
239	Fiesta Restaurant Group, Inc.(b)	8,750
1,420	Finish Line, Inc. (The), Class A	39,093
829	Genesco, Inc.(b)	63,311
2,272	Gentex Corp.	65,138
1,602	Hillenbrand, Inc.	48,701
614	Houghton Mifflin Harcourt Co.(b)	12,544
652	HSN, Inc.	37,842
529	Interval Leisure Group, Inc.	13,632
364	Jamba, Inc.(b)	4,026
759	Jos. A. Bank Clothiers, Inc.(b)	48,993
555	Kirkland’s, Inc.(b)	9,496
971	La-Z-Boy, Inc.	23,527
2,207	LeapFrog Enterprises, Inc.(b)	15,118
1,307	Life Time Fitness, Inc.(b)	62,736
493	LIN Media LLC, Class A(b)	11,551
4,243	Live Nation Entertainment, Inc.(b)	88,594
867	Madison Square Garden Co. (The), Class A(b)	47,338
448	MDC Partners, Inc., Class A	10,940
160	Motorcar Parts of America, Inc.(b)	4,390
325	Movado Group, Inc.	12,766
312	Multimedia Games Holding Co., Inc.(b)	9,110
1,850	National CineMedia, Inc.	28,102
1,538	Norwegian Cruise Line Holdings Ltd.(b)	50,400
815	Outerwall, Inc.(b)	56,520
552	Overstock.com, Inc.(b)	8,843
261	Oxford Industries, Inc.	17,229
488	Papa John’s International, Inc.	21,404
736	Pool Corp.	43,439

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Discretionary (continued)
4,376	PulteGroup, Inc.	$80,475
411	Remy International, Inc.	10,900
2,911	Sally Beauty Holdings, Inc.(b)	79,791
1,137	Select Comfort Corp.(b)	20,921
503	Shoe Carnival, Inc.	11,489
1,289	Sinclair Broadcast Group, Inc., Class A	34,455
608	Skullcandy, Inc.(b)	4,682
1,070	Sotheby’s	45,004
578	Standard Motor Products, Inc.	21,958
2,169	Standard Pacific Corp.(b)	17,330
1,465	Starz, Class A(b)	47,276
91	Strattec Security Corp.	6,080
777	Taylor Morrison Home Corp., Class A(b)	16,480
384	Tilly’s, Inc., Class A(b)	4,339
1,038	Tupperware Brands Corp.	88,137
386	Universal Electronics, Inc.(b)	14,417
2,224	Urban Outfitters, Inc.(b)	79,297
587	Vail Resorts, Inc.	40,638
1,799	Wolverine World Wide, Inc.	50,552
662	Zumiez, Inc.(b)	16,186

		2,536,294

	Consumer Staples—5.7%
1,143	Andersons, Inc. (The)	71,198
1,264	B&G Foods, Inc.	41,459
340	Calavo Growers, Inc.	10,571
690	Diamond Foods, Inc.(b)	21,093
4,198	Flowers Foods, Inc.	86,143
720	Fresh Market, Inc. (The)(b)	26,712
2,397	Harbinger Group, Inc.(b)	27,949
237	J & J Snack Foods Corp.	22,183
398	Lancaster Colony Corp.	37,762
322	Nature’s Sunshine Products, Inc.	4,302
1,286	Pinnacle Foods, Inc.	39,094
526	Sanderson Farms, Inc.	43,274
8	Seaboard Corp.(b)	19,504
1,661	Snyders-Lance, Inc.	44,116
1,191	Susser Holdings Corp.(b)	92,160
390	Tootsie Roll Industries, Inc.	10,994
1,016	TreeHouse Foods, Inc.(b)	76,037
1,334	United Natural Foods, Inc.(b)	92,086
124	USANA Health Sciences, Inc.(b)	8,415
2,271	WhiteWave Foods Co. (The), Class A(b)	62,884

		837,936

	Energy—5.8%
1,674	Atwood Oceanics, Inc.(b)	82,963
843	Bristow Group, Inc.	64,742
166	Clayton Williams Energy, Inc.(b)	23,984
2,255	Delek US Holdings, Inc. (Israel)	72,137
1,690	Dresser-Rand Group, Inc.(b)	102,144
454	Dril-Quip, Inc.(b)	51,356
955	EPL Oil & Gas, Inc.(b)	37,379
526	Era Group, Inc.(b)	15,017
674	Goodrich Petroleum Corp.(b)	16,951
1,475	Green Plains Renewable Energy, Inc.	44,102
760	Gulfmark Offshore, Inc., Class A	34,208

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

PowerShares Fundamental Pure Small Core Portfolio (PXSC) (continued)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Energy (continued)
514	Hallador Energy Co.	$4,708
543	Matrix Service Co.(b)	16,817
2,132	Midstates Petroleum Co., Inc.(b)	12,579
248	Natural Gas Services Group, Inc.(b)	7,611
802	Nuverra Environmental Solutions, Inc.(b)	13,642
116	Panhandle Oil and Gas, Inc., Class A	5,087
665	PDC Energy, Inc.(b)	42,341
214	REX American Resources Corp.(b)	13,987
955	Rosetta Resources, Inc.(b)	45,210
847	SemGroup Corp., Class A	54,106
857	SM Energy Co.	63,529
642	TGC Industries, Inc.(b)	3,249
9,127	Vantage Drilling Co.(b)	15,242
500	Westmoreland Coal Co.(b)	14,805

		857,896

	Financials—21.3%
1,169	Acadia Realty Trust REIT	31,715
258	Access National Corp.	3,805
320	Agree Realty Corp. REIT	9,558
53	Alexander’s, Inc. REIT	18,325
3,502	American Capital Mortgage Investment Corp. REIT	69,340
3,008	American Equity Investment Life Holding Co.	70,147
402	Amreit, Inc., Class B REIT	6,697
1,963	Apollo Residential Mortgage, Inc. REIT	31,702
393	Arlington Asset Investment Corp., Class A	10,395
64	Artisan Partners Asset Management, Inc., Class A	3,716
346	Banc of California, Inc.	4,349
588	Bancorp, Inc. (The)(b)	9,302
155	Bank of Kentucky Financial Corp. (The)	5,349
149	Bank of Marin Bancorp	6,766
2,163	BankUnited, Inc.	71,357
839	Berkshire Hills Bancorp, Inc.	19,658
4,245	BGC Partners, Inc., Class A	30,437
255	Bridge Bancorp, Inc.	6,202
163	Bridge Capital Holdings(b)	3,651
2,505	Brown & Brown, Inc.	74,599
309	Bryn Mawr Bank Corp.	8,429
87	BSB Bancorp, Inc.(b)	1,518
241	Center Bancorp, Inc.	4,461
685	Centerstate Banks, Inc.	7,514
294	CNB Financial Corp.	4,857
1,170	Community Bank System, Inc.	43,512
2,380	Corrections Corp. of America REIT	78,064
3,240	Cowen Group, Inc., Class A(b)	13,316
2,000	CubeSmart REIT	37,200
73	Diamond Hill Investment Group Inc.	8,667
2,560	East West Bancorp, Inc.	88,346
637	EastGroup Properties, Inc. REIT	40,290
2,280	Eaton Vance Corp.	82,240
2,770	Education Realty Trust, Inc. REIT	28,254
160	eHealth, Inc.(b)	6,702
547	Empire State Realty Trust, Inc., Class A REIT	8,369
1,628	Equity One, Inc. REIT	36,679
329	Erie Indemnity Co., Class A	23,573

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
2,942	EZCORP, Inc., Class A(b)	$30,685
350	Fidelity Southern Corp.	4,623
2,506	First Financial Bancorp	40,572
513	First Financial Bankshares, Inc.	30,293
1,859	First Industrial Realty Trust, Inc. REIT	34,150
201	First of Long Island Corp. (The)	7,290
239	Fox Chase Bancorp, Inc.	3,987
211	Franklin Financial Corp.(b)	4,212
1,681	Geo Group, Inc. (The) REIT	56,364
318	German American Bancorp, Inc.	8,281
547	Gladstone Commercial Corp. REIT	9,649
903	Gladstone Investment Corp.	7,098
3,671	Glimcher Realty Trust REIT	37,407
2,926	Healthcare Realty Trust, Inc. REIT	73,589
1,189	Hercules Technology Growth Capital, Inc.	16,266
780	Heritage Financial Corp.	12,605
6,484	Hersha Hospitality Trust REIT	37,672
2,449	Highwoods Properties, Inc. REIT	98,817
139	Home Bancorp, Inc.(b)	2,815
1,483	Home Properties, Inc. REIT	91,353
432	HomeStreet, Inc.	7,845
782	IBERIABANK Corp.	49,188
643	Independent Bank Corp.	23,868
408	Lakeland Financial Corp.	14,933
2,106	LaSalle Hotel Properties REIT	69,666
591	LTC Properties, Inc. REIT	22,830
4,939	MBIA, Inc.(b)	59,861
121	Meta Financial Group, Inc.	5,071
226	MidSouth Bancorp, Inc.	3,779
180	MidWestOne Financial Group, Inc.	4,433
1,115	Monmouth Real Estate Investment Corp., Class A REIT	10,470
310	National Health Investors, Inc. REIT	19,124
3,913	National Penn Bancshares, Inc.	38,230
2,406	National Retail Properties, Inc. REIT	82,117
399	NewStar Financial, Inc.(b)	4,557
410	Nicholas Financial, Inc.	6,445
254	OmniAmerican Bancorp, Inc.	6,314
307	Pacific Premier Bancorp, Inc.(b)	4,191
989	Parkway Properties, Inc. REIT	18,653
460	PICO Holdings, Inc.(b)	10,695
673	Pinnacle Financial Partners, Inc.	23,266
1,029	Post Properties, Inc. REIT	51,666
1,236	PrivateBancorp, Inc.	34,077
1,842	ProAssurance Corp.	83,664
1,112	Prosperity Bancshares, Inc.	65,608
381	PS Business Parks, Inc. REIT	32,678
1,708	Radian Group, Inc.	23,878
5,546	Resource Capital Corp. REIT	30,503
639	Rouse Properties, Inc. REIT	10,729
373	Safeguard Scientifics, Inc.(b)	7,837
2,916	Santander Consumer USA Holdings, Inc. (Spain)(b)	66,310
272	Saul Centers, Inc. REIT	12,482
2,049	SEI Investments Co.	66,347
678	Select Income REIT	20,869
543	Southside Bancshares, Inc.	14,976

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

PowerShares Fundamental Pure Small Core Portfolio (PXSC) (continued)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
586	Sovran Self Storage, Inc. REIT	$44,477
3,183	Spirit Realty Capital, Inc. REIT	34,281
1,329	Sterling Bancorp	15,895
1,771	Summit Hotel Properties, Inc. REIT	16,045
4,813	Symetra Financial Corp.	99,437
951	Taubman Centers, Inc. REIT	69,271
273	Taylor Capital Group, Inc.(b)	5,812
276	Territorial Bancorp, Inc.	5,647
1,326	TFS Financial Corp.(b)	17,755
338	Tompkins Financial Corp.	15,933
888	UMB Financial Corp.	52,134
634	UMH Properties, Inc. REIT	6,245
650	Union Bankshares Corp.	16,633
1,437	United Financial Bancorp, Inc.	18,911
210	Universal Health Realty Income Trust REIT	8,910
427	Walker & Dunlop, Inc.(b)	6,695
1,037	Western Alliance Bancorp(b)	23,924
1,143	Wintrust Financial Corp.	51,229
197	WSFS Financial Corp.	13,321

		3,146,504

	Health Care—8.9%
150	Addus HomeCare Corp.(b)	3,243
318	Almost Family, Inc.(b)	6,827
2,594	Alphatec Holdings, Inc.(b)	3,502
179	Analogic Corp.	13,439
818	AngioDynamics, Inc.(b)	10,994
315	ArthroCare Corp.(b)	15,287
31	Atrion Corp.	8,938
587	Bio-Rad Laboratories, Inc., Class A(b)	72,324
1,502	Bruker Corp.(b)	31,031
449	Capital Senior Living Corp.(b)	11,104
434	Chemed Corp.	36,139
182	Computer Programs & Systems, Inc.	11,490
543	CONMED Corp.	25,157
148	Corvel Corp.(b)	6,740
850	Covance, Inc.(b)	75,038
210	Cynosure, Inc., Class A(b)	5,153
587	Emergent Biosolutions, Inc.(b)	15,473
1,006	Envision Healthcare Holdings, Inc.(b)	33,993
301	Exactech, Inc.(b)	6,688
655	Greatbatch, Inc.(b)	30,150
1,036	Haemonetics Corp.(b)	31,453
952	Hanger, Inc.(b)	33,006
2,120	HealthSouth Corp.	73,437
264	ICU Medical, Inc.(b)	14,726
1,608	Impax Laboratories, Inc.(b)	42,049
529	Integra LifeSciences Holdings Corp.(b)	24,112
299	Landauer, Inc.	12,929
945	Meridian Bioscience, Inc.	18,872
1,119	Merit Medical Systems, Inc.(b)	14,402
457	Omnicell, Inc.(b)	12,101
2,065	Patterson Cos., Inc.	84,046
1,987	PerkinElmer, Inc.	83,394
962	Prestige Brands Holdings, Inc.(b)	32,246
1,389	Quality Systems, Inc.	20,516
298	Quidel Corp.(b)	6,392

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
749	Quintiles Transnational Holdings, Inc.(b)	$35,300
2,213	Rigel Pharmaceuticals, Inc.(b)	7,082
2,089	RTI Surgical, Inc.(b)	8,983
4,962	Select Medical Holdings Corp.	69,270
765	Sirona Dental Systems, Inc.(b)	57,543
1,628	STERIS Corp.	78,225
75	Utah Medical Products, Inc.	3,809
2,140	VCA Antech, Inc.(b)	65,548
668	VIVUS, Inc.(b)	3,474
965	West Pharmaceutical Services, Inc.	41,862
789	Wright Medical Group, Inc.(b)	21,579

		1,319,066

	Industrials—20.5%
1,137	A.O. Smith Corp.	53,166
289	AAON, Inc.	8,193
497	Aceto Corp.	10,874
1,307	Actuant Corp., Class A	44,255
451	Acuity Brands, Inc.	56,181
1,676	Aegion Corp.(b)	42,721
175	Alamo Group, Inc.	9,296
478	Altra Industrial Motion Corp.	16,329
147	AMERCO	36,766
764	Ameresco, Inc., Class A(b)	4,897
155	American Railcar Industries, Inc.	10,763
2,023	Babcock & Wilcox Co. (The)	70,380
106	Barrett Business Services, Inc.	5,344
1,402	Beacon Roofing Supply, Inc.(b)	49,883
1,801	Blount International, Inc.(b)	20,117
505	CAI International, Inc.(b)	10,984
611	Celadon Group, Inc.	14,059
292	CIRCOR International, Inc.	23,713
865	CLARCOR, Inc.	49,962
1,355	Copart, Inc.(b)	49,146
398	Corporate Executive Board Co. (The)	27,470
491	Cubic Corp.	23,288
973	Curtiss-Wright Corp.	62,214
786	DigitalGlobe, Inc.(b)	23,407
1,867	Donaldson Co., Inc.	78,582
1,091	EnerSys	73,730
212	Erickson Air-Crane, Inc.(b)	3,352
742	ESCO Technologies, Inc.	24,798
738	Esterline Technologies Corp.(b)	80,457
176	Exponent, Inc.	12,394
462	Forward Air Corp.	20,434
620	Franklin Electric Co., Inc.	23,975
1,504	Generac Holdings, Inc.	88,556
520	Global Power Equipment Group, Inc.	9,116
335	Gorman-Rupp Co. (The)	10,402
303	GP Strategies Corp.(b)	7,963
702	Graco, Inc.	50,895
115	Graham Corp.	3,432
2,118	Griffon Corp.	22,536
1,945	HD Supply Holdings, Inc.(b)	50,142
1,196	Healthcare Services Group, Inc.	34,804
1,232	Hub Group, Inc., Class A(b)	55,009
412	Huron Consulting Group, Inc.(b)	29,334

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

PowerShares Fundamental Pure Small Core Portfolio (PXSC) (continued)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
1,232	IDEX Corp.	$91,870
1,596	InnerWorkings, Inc.(b)	11,491
2,748	KAR Auction Services, Inc.	81,836
1,950	Kratos Defense & Security Solutions, Inc.(b)	14,079
895	Landstar System, Inc.	56,376
1,267	Lincoln Electric Holdings, Inc.	84,648
731	Marten Transport Ltd.	17,149
872	Mobile Mini, Inc.	38,525
1,293	Moog, Inc., Class A(b)	84,627
868	MSC Industrial Direct Co., Inc., Class A	79,040
869	MYR Group, Inc.(b)	20,387
683	Nordson Corp.	50,781
1,526	Orbital Sciences Corp.(b)	44,864
119	Patrick Industries, Inc.(b)	4,768
251	Powell Industries, Inc.	15,893
227	PowerSecure International, Inc.(b)	5,046
346	RBC Bearings, Inc.(b)	21,542
1,218	Regal-Beloit Corp.	91,021
4,374	Southwest Airlines Co.	105,720
506	SP Plus Corp.(b)	12,357
140	Sparton Corp.(b)	3,802
240	Stock Building Supply Holdings, Inc.(b)	4,154
1,860	Swift Transportation Co.(b)	44,733
1,214	TAL International Group, Inc.	51,207
239	Taser International, Inc.(b)	3,860
433	Team, Inc.(b)	18,571
749	Teledyne Technologies, Inc.(b)	69,552
325	Tennant Co.	20,732
2,127	Tetra Tech, Inc.(b)	60,981
435	Thermon Group Holdings, Inc.(b)	10,362
1,721	Titan International, Inc.	30,135
1,708	Titan Machinery, Inc.(b)	30,129
745	Toro Co. (The)	47,337
133	Trex Co., Inc.(b)	10,443
297	UniFirst Corp.	28,583
166	Universal Truckload Services, Inc.	4,094
339	US Ecology, Inc.	15,136
1,172	Wabash National Corp.(b)	15,658
617	WABCO Holdings, Inc.(b)	66,025
764	Watsco, Inc.	78,623
1,066	Wesco Aircraft Holdings, Inc.(b)	21,597
1,232	Woodward, Inc.	55,231

		3,026,284

	Information Technology—11.6%
1,547	ARRIS Group, Inc.(b)	40,361
135	Aspen Technology, Inc.(b)	5,804
234	Badger Meter, Inc.	11,595
604	Blackbaud, Inc.	18,392
2,505	Broadridge Financial Solutions, Inc.	96,042
169	Cass Information Systems, Inc.	8,536
742	Ciena Corp.(b)	14,669
483	Coherent, Inc.(b)	28,840
421	Computer Task Group, Inc.	6,656
329	Comverse, Inc.(b)	8,205
1,015	CSG Systems International, Inc.	26,755
457	Dealertrack Technologies, Inc.(b)	20,880

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
1,618	Demand Media, Inc.(b)	$6,731
1,001	Dolby Laboratories, Inc., Class A(b)	39,890
603	DST Systems, Inc.	55,591
358	DTS, Inc.(b)	6,662
1,463	EchoStar Corp., Class A(b)	65,777
595	Electronics for Imaging, Inc.(b)	22,485
2,950	Entropic Communications, Inc.(b)	10,886
880	EPIQ Systems, Inc.	11,255
640	Exar Corp.(b)	6,925
1,596	Extreme Networks, Inc.(b)	9,129
210	FARO Technologies, Inc.(b)	8,379
318	Forrester Research, Inc.	11,267
1,075	Global Payments, Inc.	71,842
893	Heartland Payment Systems, Inc.	36,560
1,513	II-VI, Inc.(b)	21,787
1,601	Infinera Corp.(b)	14,345
1,117	IntraLinks Holdings, Inc.(b)	10,221
4,323	JDS Uniphase Corp.(b)	54,772
294	KVH Industries, Inc.(b)	3,972
1,969	Lattice Semiconductor Corp.(b)	16,579
1,942	Limelight Networks, Inc.(b)	4,020
7,751	LSI Corp.	86,346
390	Manhattan Associates, Inc.(b)	12,297
1,476	ManTech International Corp., Class A	44,029
235	Measurement Specialties, Inc.(b)	15,122
2,331	Mentor Graphics Corp.	48,252
1,112	Mercury Systems, Inc.(b)	15,524
105	MicroStrategy, Inc., Class A(b)	12,750
472	MoneyGram International, Inc.(b)	6,230
258	MTS Systems Corp.	16,633
472	Nanometrics, Inc.(b)	7,675
1,579	National Instruments Corp.	43,123
1,143	NETGEAR, Inc.(b)	36,919
1,295	NeuStar, Inc., Class A(b)	33,307
2,567	Oclaro, Inc.(b)	8,728
940	PC Connection, Inc.	18,809
495	PC-Tel, Inc.	4,084
554	Perficient, Inc.(b)	10,122
767	Plantronics, Inc.	33,418
1,260	PTC, Inc.(b)	44,566
1,137	Rambus, Inc.(b)	13,746
339	Rogers Corp.(b)	20,347
548	Rosetta Stone, Inc.(b)	6,527
593	Rubicon Technology, Inc.(b)	6,007
706	SeaChange International, Inc.(b)	6,615
1,207	Semtech Corp.(b)	28,944
589	ServiceSource International, Inc.(b)	3,675
575	Silicon Laboratories, Inc.(b)	25,846
646	SunPower Corp. (France)(b)	21,589
2,172	Take-Two Interactive Software, Inc.(b)	44,265
1,195	Telenav, Inc.(b)	7,325
4,390	Teradyne, Inc.(b)	77,571
232	Tessco Technologies, Inc.	7,631
1,072	Tessera Technologies, Inc.	23,509
2,073	TIBCO Software, Inc.(b)	40,693
4,392	TriQuint Semiconductor, Inc.(b)	62,279

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

PowerShares Fundamental Pure Small Core Portfolio (PXSC) (continued)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
931	Veeco Instruments, Inc.(b)	$34,419
282	Vocus, Inc.(b)	5,070

		1,709,802

	Materials—6.2%
1,435	AptarGroup, Inc.	96,748
309	Arabian American Development Co.(b)	3,377
1,410	Axiall Corp.	65,706
2,933	Berry Plastics Group, Inc.(b)	65,963
1,024	Calgon Carbon Corp.(b)	20,511
132	Chase Corp.	4,110
696	Clearwater Paper Corp.(b)	42,727
744	Compass Minerals International, Inc.	68,150
128	Deltic Timber Corp.	7,776
346	Eagle Materials, Inc.	28,832
719	FutureFuel Corp.	14,430
299	Hawkins, Inc.	10,824
738	Innophos Holdings, Inc.	41,653
511	Innospec, Inc.	22,004
2,095	Intrepid Potash, Inc.(b)	34,149
288	KMG Chemicals, Inc.	4,496
947	Landec Corp.(b)	11,231
2,053	Louisiana-Pacific Corp.(b)	33,649
681	LSB Industries, Inc.(b)	26,007
202	NewMarket Corp.	75,209
1,586	Omnova Solutions, Inc.(b)	14,464
1,436	PolyOne Corp.	53,807
274	Quaker Chemical Corp.	20,394
700	Schweitzer-Mauduit International, Inc.	30,548
551	Stepan Co.	31,864
3,386	Stillwater Mining Co.(b)	53,431
730	Taminco Corp.(b)	14,666
155	UFP Technologies, Inc.(b)	3,931
793	Zep, Inc.	13,711

		914,368

	Telecommunication Services—1.3%
277	Atlantic Tele-Network, Inc.	16,390
943	IDT Corp., Class B	14,937
1,391	Inteliquent, Inc.	18,973
3,775	Iridium Communications, Inc.(b)	25,179
552	Shenandoah Telecommunications Co.	15,473
2,746	tw telecom, inc.(b)	84,275
5,568	Vonage Holdings Corp.(b)	21,381

		196,608

	Utilities—1.6%
1,020	American States Water Co.	30,967
3,810	Aqua America, Inc.	95,593
292	Chesapeake Utilities Corp.	18,472
280	Connecticut Water Service, Inc.	9,100
2,042	UIL Holdings Corp.	75,003
333	York Water Co. (The)	6,663

		235,798

	Total Common Stocks and Other Equity Interests (Cost $13,590,177)	14,780,556

Number of Shares		Value
	Money Market Fund—0.3%
43,639	Invesco Premier Portfolio—Institutional Class(c) (Cost $43,639)	$43,639

	Total Investments (Cost $13,633,816)—100.3%	14,824,195
	Other assets less liabilities—(0.3)%	(40,549)

	Net Assets—100.0%	$14,783,646

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Schedule of Investments(a)

PowerShares Fundamental Pure Small Growth Portfolio (PXSG)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Consumer Discretionary—13.3%
1,809	AMC Networks, Inc., Class A(b)	$118,797
818	American Public Education, Inc.(b)	28,303
1,550	Black Diamond, Inc.(b)	17,282
2,870	Bridgepoint Education, Inc.(b)	45,489
631	Buffalo Wild Wings, Inc.(b)	92,202
337	Cavco Industries, Inc.(b)	26,269
717	Churchill Downs, Inc.	62,974
371	Chuy’s Holdings, Inc.(b)	13,337
5,886	Cumulus Media, Inc., Class A(b)	37,729
1,786	Deckers Outdoor Corp.(b)	141,005
1,147	Del Frisco’s Restaurant Group, Inc.(b)	29,833
650	Diamond Resorts International, Inc.(b)	12,161
1,061	Dorman Products, Inc.(b)	61,061
5,113	DSW, Inc., Class A	170,723
2,777	Dunkin’ Brands Group, Inc.	126,381
2,090	Five Below, Inc.(b)	84,248
1,977	Fossil Group, Inc.(b)	210,847
2,475	Francesca’s Holdings Corp.(b)	40,491
1,063	Gentherm, Inc.(b)	38,640
1,254	G-III Apparel Group Ltd.(b)	90,000
4,289	GNC Holdings, Inc., Class A	193,005
1,118	Grand Canyon Education, Inc.(b)	48,208
6,211	Groupon, Inc.(b)	43,415
1,229	Hibbett Sports, Inc.(b)	66,182
6,022	Hilton Worldwide Holdings, Inc.(b)	131,460
882	HomeAway, Inc.(b)	28,771
3,481	Iconix Brand Group, Inc.(b)	147,942
957	iRobot Corp.(b)(c)	32,059
2,294	K12, Inc.(b)	54,322
2,304	Krispy Kreme Doughnuts, Inc.(b)	40,412
707	LifeLock, Inc.(b)	11,100
3,739	Lions Gate Entertainment Corp.	99,196
605	Lumber Liquidators Holdings, Inc.(b)	52,732
652	Mattress Firm Holding Corp.(b)	29,464
1,215	Monro Muffler Brake, Inc.	68,526
557	Morningstar, Inc.	40,845
930	Nexstar Broadcasting Group, Inc., Class A(c)	37,061
1,108	Panera Bread Co., Class A(b)	169,491
5,016	Pier 1 Imports, Inc.	91,592
548	Popeyes Louisiana Kitchen, Inc.(b)	20,879
1,101	Restoration Hardware Holdings, Inc.(b)	68,691
611	RG Barry Corp.	11,169
2,788	Scripps Networks Interactive, Inc., Class A	209,295
1,611	Shutterfly, Inc.(b)	65,938
3,716	Six Flags Entertainment Corp.	149,160
3,859	Smith & Wesson Holding Corp.(b)(c)	59,236
2,942	Steven Madden Ltd.(b)	104,765
910	Sturm Ruger & Co., Inc.(c)	58,559
3,674	Texas Roadhouse, Inc.	90,895
1,706	Tumi Holdings, Inc.(b)	34,837
1,659	Ulta Salon, Cosmetics & Fragrance, Inc.(b)	145,511
976	Vera Bradley, Inc.(b)	27,621
2,103	Vitamin Shoppe, Inc.(b)	100,692
590	WCI Communities, Inc.(b)	11,310

		3,992,113

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Staples—3.3%
414	Annie’s, Inc.(b)	$13,459
182	Boston Beer Co., Inc. (The), Class A(b)	44,779
2,820	Boulder Brands, Inc.(b)	41,623
786	Chefs’ Warehouse, Inc. (The)(b)	15,791
4,515	Coty, Inc., Class A	72,466
8,989	Darling International, Inc.(b)	179,870
1,694	Hain Celestial Group, Inc. (The)(b)	145,718
1,055	Inter Parfums, Inc.	38,603
839	Medifast, Inc.(b)	26,554
2,062	Nu Skin Enterprises, Inc., Class A	179,394
732	PriceSmart, Inc.	70,301
1,310	Spectrum Brands Holdings, Inc.	100,647
1,833	Sprouts Farmers Market, Inc.(b)	58,601

		987,806

	Energy—6.3%
523	Antero Resources Corp.(b)	34,345
2,553	Approach Resources, Inc.(b)	52,975
949	Bonanza Creek Energy, Inc.(b)	46,140
6,679	BPZ Resources, Inc.(b)	18,033
3,466	C&J Energy Services, Inc.(b)	104,188
795	CARBO Ceramics, Inc.	111,228
1,714	Carrizo Oil & Gas, Inc.(b)	94,304
3,666	Clean Energy Fuels Corp.(b)(c)	32,444
8,572	Cobalt International Energy, Inc.(b)	154,296
1,065	Contango Oil & Gas Co.(b)	51,163
909	Continental Resources, Inc.(b)	125,915
356	Diamondback Energy, Inc.(b)	25,611
3,602	Forum Energy Technologies, Inc.(b)	107,556
403	Geospace Technologies Corp.(b)	23,426
1,663	Gulfport Energy Corp.(b)	122,513
17,004	Halcon Resources Corp.(b)(c)	93,862
7,627	Kodiak Oil & Gas Corp.(b)	96,939
1,898	Laredo Petroleum, Inc.(b)	55,479
3,405	Magnum Hunter Resources Corp.(b)	28,943
1,067	Matador Resources Co.(b)	30,644
2,141	Miller Energy Resources, Inc.(b)	10,320
3,575	Northern Oil and Gas, Inc.(b)	55,162
1,972	Oasis Petroleum, Inc.(b)	91,718
3,044	Renewable Energy Group, Inc.(b)	35,828
16,050	Rentech, Inc.(b)	34,026
6,282	Resolute Energy Corp.(b)	47,115
2,138	Rex Energy Corp.(b)	45,026
422	RigNet, Inc.(b)	19,733
3,599	RPC, Inc.	80,006
499	RSP Permian, Inc.(b)	14,147
773	Sanchez Energy Corp.(b)	21,860
1,581	Triangle Petroleum Corp.(b)	15,209

		1,880,154

	Financials—26.4%
1,734	1st United Bancorp, Inc.	12,693
3,010	American Assets Trust, Inc. REIT	102,189
3,685	American Homes 4 Rent, Class A REIT	59,144
1,949	AmTrust Financial Services, Inc.	75,368
3,327	Apollo Commercial Real Estate Finance, Inc. REIT	56,592

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

PowerShares Fundamental Pure Small Growth Portfolio (PXSG) (continued)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
895	Ares Commercial Real Estate Corp. REIT	$11,420
36,268	ARMOUR Residential REIT, Inc.	153,776
3,460	Associated Estates Realty Corp. REIT	58,059
689	AVIV REIT, Inc.	18,183
1,035	Bank of the Ozarks, Inc.	61,996
3,911	BBCN Bancorp, Inc.	60,269
1,230	BNC Bancorp	20,049
261	BofI Holding, Inc.(b)	21,039
4,073	Campus Crest Communities, Inc. REIT	35,069
2,197	Capital Bank Financial Corp., Class A(b)	52,398
1,861	Cardinal Financial Corp.	31,265
2,499	CBOE Holdings, Inc.	133,347
18,014	Chambers Street Properties REIT	140,329
1,144	Chatham Lodging Trust REIT	23,258
2,807	Chesapeake Lodging Trust REIT	75,761
51,409	Chimera Investment Corp. REIT	158,854
3,081	Colony Financial, Inc. REIT	67,012
3,270	Columbia Banking System, Inc.	81,161
967	CoreSite Realty Corp. REIT	29,416
243	Credit Acceptance Corp.(b)	31,959
1,496	Customers Bancorp, Inc.(b)	32,957
2,118	CyrusOne, Inc. REIT	42,360
4,100	DuPont Fabros Technology, Inc. REIT	99,343
7,079	Dynex Capital, Inc. REIT	60,738
705	Eagle Bancorp, Inc.(b)	23,540
1,259	Encore Capital Group, Inc.(b)	54,414
3,513	Equity Lifestyle Properties, Inc. REIT	147,089
6,803	Everbank Financial Corp.	127,352
781	Evercore Partners, Inc., Class A	41,729
3,091	Excel Trust, Inc. REIT	39,008
3,869	Extra Space Storage, Inc. REIT	202,465
1,459	Fidelity & Guaranty Life	31,281
797	Fidus Investment Corp.	14,601
466	Financial Engines, Inc.	20,621
1,274	First Cash Financial Services, Inc.(b)	62,133
686	First Connecticut Bancorp, Inc.	10,873
925	First Financial Holdings, Inc.	53,160
474	First NBC Bank Holding Co.(b)	14,741
5,252	Government Properties Income Trust REIT	133,663
2,146	Green Dot Corp., Class A(b)	37,276
1,349	GSV Capital Corp.(b)	11,844
7,702	Hancock Holding Co.	259,788
329	HCI Group, Inc.	12,726
12,066	Healthcare Trust of America, Inc., Class A REIT	141,052
997	HFF, Inc., Class A	33,898
1,558	Home BancShares, Inc.	49,404
1,022	Howard Hughes Corp. (The)(b)	145,901
2,119	Hudson Pacific Properties, Inc. REIT	49,902
1,094	ICG Group, Inc.(b)	22,296
1,849	INTL FCStone, Inc.(b)	34,983
1,449	Investors Bancorp, Inc.	38,732
1,020	Kennedy-Wilson Holdings, Inc.	22,277
4,413	Kilroy Realty Corp. REIT	262,882
877	MarketAxess Holdings, Inc.	47,253
10,079	Medical Properties Trust, Inc. REIT	136,067
2,177	Medley Capital Corp.(c)	28,388

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
3,174	Mid-America Apartment Communities, Inc. REIT	$221,069
4,946	MSCI, Inc.(b)	200,511
615	Nationstar Mortgage Holdings, Inc.(b)(c)	20,129
5,209	New York Mortgage Trust, Inc. REIT	38,390
972	Northfield Bancorp, Inc.	12,607
11,251	NorthStar Realty Finance Corp. REIT	180,241
4,236	Ocwen Financial Corp.(b)	160,544
6,491	OMEGA Healthcare Investors, Inc. REIT(c)	225,757
2,775	Oritani Financial Corp.	41,153
1,822	Park Sterling Corp.	11,898
2,957	Pebblebrook Hotel Trust REIT	101,839
6,296	PennyMac Mortgage Investment Trust REIT	147,578
2,059	Portfolio Recovery Associates, Inc.(b)	117,672
673	Regional Management Corp.(b)	10,324
3,004	Retail Opportunity Investments Corp. REIT	46,983
8,121	RLJ Lodging Trust REIT	216,587
1,594	Signature Bank(b)	189,399
1,503	STAG Industrial, Inc. REIT	35,366
10,947	Starwood Property Trust, Inc. REIT	263,275
3,953	Stifel Financial Corp.(b)	184,882
2,245	Sun Communities, Inc. REIT	102,305
2,042	SVB Financial Group(b)	217,861
4,340	Tanger Factory Outlet Centers, Inc. REIT	154,851
524	Tejon Ranch Co.(b)	16,249
905	Terreno Realty Corp. REIT	16,534
1,756	Texas Capital Bancshares, Inc.(b)	98,670
27,944	Two Harbors Investment Corp. REIT	290,059
1,863	ViewPoint Financial Group, Inc.	48,568
175	Virtus Investment Partners, Inc.(b)	32,373
3,517	Waddell & Reed Financial, Inc., Class A	237,222
3,126	Walter Investment Management Corp.(b)(c)	83,089
406	Westwood Holdings Group, Inc.	23,617
1,491	Whitestone REIT	20,919

		7,885,864

	Health Care—11.0%
630	Abaxis, Inc.(b)	25,584
456	Abiomed, Inc.(b)	10,803
574	Acadia Healthcare Co., Inc.(b)	24,119
2,489	Accuray, Inc.(b)	20,908
1,001	Acorda Therapeutics, Inc.(b)	35,485
1,554	Air Methods Corp.(b)	86,511
806	Akorn, Inc.(b)	20,327
1,276	Align Technology, Inc.(b)	64,298
9,483	Allscripts Healthcare Solutions, Inc.(b)	144,331
679	AMAG Pharmaceuticals, Inc.(b)	12,398
399	Anika Therapeutics, Inc.(b)	17,053
862	Auxilium Pharmaceuticals, Inc.(b)	19,404
1,748	Bio-Reference Labs, Inc.(b)(c)	44,399
869	Cantel Medical Corp.	28,816
560	Cepheid, Inc.(b)	24,349
703	Chindex International, Inc.(b)	16,752
1,723	Cooper Cos., Inc. (The)	227,281
1,232	CryoLife, Inc.	11,187
2,029	Cubist Pharmaceuticals, Inc.(b)	142,152
511	Cyberonics, Inc.(b)	30,231
1,456	Ensign Group, Inc. (The)	61,880

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

PowerShares Fundamental Pure Small Growth Portfolio (PXSG) (continued)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
957	ExamWorks Group, Inc.(b)	$35,218
3,569	Exelixis, Inc.(b)(c)	12,634
1,914	Globus Medical, Inc., Class A(b)	46,740
400	HealthStream, Inc.(b)	9,060
3,129	HMS Holdings Corp.(b)	50,596
1,785	Idenix Pharmaceuticals, Inc.(b)	9,835
1,313	IDEXX Laboratories, Inc.(b)	166,016
1,736	Infinity Pharmaceuticals, Inc.(b)	16,961
833	IPC The Hospitalist Co., Inc.(b)	33,736
343	Isis Pharmaceuticals, Inc.(b)	9,127
1,503	Luminex Corp.(b)	28,873
3,549	Masimo Corp.(b)	94,971
3,953	MedAssets, Inc.(b)	90,247
2,378	Medicines Co. (The)(b)	63,255
368	Medidata Solutions, Inc.(b)	13,362
5,777	Merge Healthcare, Inc.(b)	13,172
1,613	Momenta Pharmaceuticals, Inc.(b)	18,420
608	MWI Veterinary Supply, Inc.(b)	95,237
2,823	Myriad Genetics, Inc.(b)(c)	119,159
1,302	Natus Medical, Inc.(b)	32,329
791	Neogen Corp.(b)	33,044
687	Neurocrine Biosciences, Inc.(b)	9,632
1,972	NuVasive, Inc.(b)	66,476
1,440	NxStage Medical, Inc.(b)	16,474
2,682	PAREXEL International Corp.(b)	121,629
783	PhotoMedex, Inc.(b)	11,831
371	Premier, Inc., Class A(b)	11,130
505	Questcor Pharmaceuticals, Inc.	41,501
5,195	ResMed, Inc.(c)	258,971
753	Salix Pharmaceuticals Ltd.(b)	82,830
3,455	SciClone Pharmaceuticals, Inc.(b)	16,515
323	Seattle Genetics, Inc.(b)	12,429
524	Spectranetics Corp.(b)	11,140
2,490	Spectrum Pharmaceuticals, Inc.(b)(c)	17,106
3,224	Targacept, Inc.(b)	14,315
2,719	Team Health Holdings, Inc.(b)	131,817
1,251	Techne Corp.	111,727
2,377	Thoratec Corp.(b)	77,918
1,366	United Therapeutics Corp.(b)	136,614
726	US Physical Therapy, Inc.	22,397
450	Vascular Solutions, Inc.(b)	9,859
2,450	Volcano Corp.(b)	43,022

		3,285,593

	Industrials—13.3%
3,908	Acacia Research Corp.(c)	62,684
725	Advisory Board Co. (The)(b)	41,513
6,216	Air Lease Corp.	222,968
737	Allegiant Travel Co.	86,561
3,973	Allison Transmission Holdings, Inc.	118,554
563	Argan, Inc.	15,072
369	Astronics Corp.(b)	21,077
1,412	AZZ, Inc.	61,309
1,283	Chart Industries, Inc.(b)	87,526
3,905	Clean Harbors, Inc.(b)	234,300
2,297	Colfax Corp.(b)	165,338
443	DXP Enterprises, Inc.(b)	50,152

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
1,537	Echo Global Logistics, Inc.(b)	$30,064
1,007	EnerNOC, Inc.(b)	23,765
1,922	Genesee & Wyoming, Inc., Class A(b)	190,297
1,281	HEICO Corp.	70,865
651	Heritage-Crystal Clean, Inc.(b)	10,416
4,287	Hexcel Corp.(b)	178,725
736	Hyster-Yale Materials Handling, Inc.	70,943
1,210	KEYW Holding Corp. (The)(b)	15,548
2,614	Kirby Corp.(b)	263,021
522	Lindsay Corp.(c)	46,004
753	Manitex International, Inc.(b)	12,394
4,958	MasTec, Inc.(b)	196,238
472	Middleby Corp. (The)(b)	119,171
994	Mistras Group, Inc.(b)	22,574
1,022	Multi-Color Corp.	35,617
3,220	Old Dominion Freight Line, Inc.(b)	195,229
2,377	On Assignment, Inc.(b)	83,195
7,184	Pendrell Corp.(b)	11,854
1,642	Performant Financial Corp.(b)	14,302
1,615	Primoris Services Corp.	45,188
202	Proto Labs, Inc.(b)	12,229
1,760	Raven Industries, Inc.	54,384
2,308	Roadrunner Transportation Systems, Inc.(b)	56,846
2,185	Rollins, Inc.	65,725
2,548	RPX Corp.(b)	41,736
2,397	Spirit Airlines, Inc.(b)	136,245
951	Sun Hydraulics Corp.	38,877
4,335	Triumph Group, Inc.	280,951
1,462	Valmont Industries, Inc.	217,706
331	WageWorks, Inc.(b)	14,024
5,514	Waste Connections, Inc.	246,255
762	XPO Logistics, Inc.(b)	20,681

		3,988,123

	Information Technology—21.8%
1,396	ACI Worldwide, Inc.(b)	79,781
1,280	Advent Software, Inc.	36,890
397	Ambarella Inc.(b)	9,865
2,273	Aruba Networks, Inc.(b)	44,937
1,755	Bankrate, Inc. (United Kingdom)(b)	30,748
1,889	Bazaarvoice, Inc.(b)	12,694
508	Blackhawk Network Holdings, Inc.(b)	12,187
2,054	Blucora, Inc.(b)	39,539
990	Bottomline Technologies, Inc.(b)	31,324
636	BroadSoft, Inc.(b)	16,142
472	CalAmp Corp.(b)	8,378
3,036	Calix, Inc.(b)	26,747
1,746	Cardtronics, Inc.(b)	58,456
677	Cavium, Inc.(b)	28,684
1,059	CEVA, Inc.(b)	17,188
4,360	Cirrus Logic, Inc.(b)	97,228
2,132	Cognex Corp.(b)	73,405
719	CommVault Systems, Inc.(b)	34,800
778	comScore, Inc.(b)	24,375
517	Concur Technologies, Inc.(b)	41,603
924	Constant Contact, Inc.(b)	23,895
431	CoStar Group, Inc.(b)	69,344

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

PowerShares Fundamental Pure Small Growth Portfolio (PXSG) (continued)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
1,145	Cray, Inc.(b)	$32,873
1,564	Datalink Corp.(b)	20,082
2,111	Ebix, Inc.	33,312
514	Ellie Mae, Inc.(b)	12,536
340	Envestnet, Inc.(b)	12,529
740	EPAM Systems, Inc.(b)	23,036
1,894	ExlService Holdings, Inc.(b)	53,591
1,489	FactSet Research Systems, Inc.(c)	158,578
915	FEI Co.	72,761
4,660	Finisar Corp.(b)	121,859
7,405	FLIR Systems, Inc.	252,066
2,486	Fortinet, Inc.(b)	54,642
3,097	Fusion-io, Inc.(b)	26,727
2,066	Gartner, Inc.(b)	142,430
6,448	GT Advanced Technologies, Inc.(b)(c)	107,101
412	Guidewire Software, Inc.(b)	15,557
1,787	Higher One Holdings, Inc.(b)	10,704
1,352	Hittite Microwave Corp.	80,255
2,825	IAC/InterActiveCorp.	187,241
789	iGATE Corp.(b)	28,877
710	Infoblox, Inc.(b)	13,930
3,629	Informatica Corp.(b)	128,648
879	Inphi Corp.(b)	13,000
237	Interactive Intelligence Group, Inc.(b)	14,829
3,702	InterDigital, Inc.	128,533
1,136	InvenSense, Inc.(b)	24,458
806	IPG Photonics Corp.(b)	52,092
3,548	Ixia(b)	44,066
1,525	j2 Global, Inc.	70,699
3,100	Jack Henry & Associates, Inc.	170,996
1,420	Liquidity Services, Inc.(b)	24,495
864	Littelfuse, Inc.	78,235
1,579	LivePerson, Inc.(b)	15,632
474	LogMeIn, Inc.(b)	21,543
1,886	MAXIMUS, Inc.	80,287
1,547	Maxwell Technologies, Inc.(b)	23,298
3,141	MICROS Systems, Inc.(b)	161,761
5,577	Microsemi Corp.(b)	131,171
968	Monolithic Power Systems, Inc.(b)	35,913
883	Monotype Imaging Holdings, Inc.	23,320
1,826	NeoPhotonics Corp.(b)	10,536
1,365	Netscout Systems, Inc.(b)	53,180
2,244	NIC, Inc.	41,155
16,271	Nuance Communications, Inc.(b)	261,800
199	NVE Corp.(b)	10,449
291	OpenTable, Inc.(b)	19,544
1,181	OSI Systems, Inc.(b)	65,912
210	Palo Alto Networks, Inc.(b)	13,352
335	Pandora Media, Inc.(b)	7,846
770	Pegasystems, Inc.	12,759
717	Power Integrations, Inc.	33,864
935	Procera Networks, Inc.(b)	8,658
1,036	QLIK Technologies, Inc.(b)	22,771
3,932	Rackspace Hosting, Inc.(b)	114,107
1,840	RealD, Inc.(b)	20,166
1,057	RealPage, Inc.(b)	18,762

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
5,059	Riverbed Technology, Inc.(b)	$98,398
7,973	Rovi Corp.(b)	177,718
1,018	Ruckus Wireless, Inc.(b)	10,638
5,469	Sapient Corp.(b)	88,981
2,209	ShoreTel, Inc.(b)	16,678
7,990	Skyworks Solutions, Inc.(b)	327,990
1,061	SolarWinds, Inc.(b)	42,780
1,927	Solera Holdings, Inc.	124,831
198	SPS Commerce, Inc.(b)	10,256
2,646	SS&C Technologies Holdings, Inc.(b)	102,982
410	Stamps.com, Inc.(b)	14,231
801	Stratasys Ltd.(b)(c)	77,593
2,407	Super Micro Computer, Inc.(b)	49,007
1,062	Synaptics, Inc.(b)	66,003
1,033	Synchronoss Technologies, Inc.(b)	31,445
551	Syntel, Inc.(b)	44,256
786	Tangoe, Inc.(b)	11,821
2,661	TiVo, Inc.(b)	31,559
386	Tyler Technologies, Inc.(b)	31,517
141	Ultimate Software Group, Inc. (The)(b)	16,868
1,544	Ultratech, Inc.(b)	41,101
682	Universal Display Corp.(b)	17,766
4,049	Vantiv, Inc., Class A(b)	124,507
6,547	VeriFone Systems, Inc.(b)	218,932
1,619	Verint Systems, Inc.(b)	70,864
1,903	ViaSat, Inc.(b)	122,192
867	Virtusa Corp.(b)	28,585
627	Web.com Group, Inc.(b)	19,255
1,456	WEX, Inc.(b)	139,732
127	Yelp, Inc., Class A(b)	7,407
175	Zillow, Inc., Class A(b)	19,023
23,573	Zynga, Inc., Class A(b)	95,471

		6,517,121

	Materials—3.2%
8,903	Allied Nevada Gold Corp.(b)(c)	30,181
1,242	American Vanguard Corp.	22,120
780	Balchem Corp.	48,321
1,166	Flotek Industries, Inc.(b)	32,660
3,330	Globe Specialty Metals, Inc.	64,535
4,482	Gold Resource Corp.	20,662
29,567	Hecla Mining Co.(c)	90,771
2,707	KapStone Paper and Packaging Corp.(b)	71,411
11,656	Molycorp, Inc.(b)(c)	55,366
2,080	Royal Gold, Inc.	137,696
5,770	Tronox Ltd., Class A	141,365
2,191	US Silica Holdings, Inc.	98,967
1,867	Westlake Chemical Corp.	132,930

		946,985

	Telecommunication Services—0.2%
1,404	8x8, Inc.(b)	13,619
2,041	Boingo Wireless, Inc.(b)	13,471
756	Cogent Communications Group, Inc.	26,059
1,676	ORBCOMM, Inc.(b)	10,508

		63,657

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

PowerShares Fundamental Pure Small Growth Portfolio (PXSG) (continued)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Utilities—1.1%
7,595	ITC Holdings Corp.	$280,787
682	NRG Yield, Inc., Class A	29,217
517	Pattern Energy Group, Inc.	13,856

		323,860

	Total Common Stocks and Other Equity Interests (Cost $26,156,344)	29,871,276

	Warrant—0.0%
	Energy—0.0%
637	Magnum Hunter Resources Corp., expiring 05/15/16(b) (Cost $0)	0

	Money Market Fund—0.2%
49,638	Invesco Premier Portfolio—Institutional Class(d) (Cost $49,638)	49,638

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $26,205,982)—100.1%	29,920,914

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—4.0%
1,186,531	Invesco Liquid Assets Portfolio—Institutional Class(d)(e) (Cost $1,186,531)	1,186,531

	Total Investments (Cost $27,392,513)—104.1%	31,107,445
	Other assets less liabilities—(4.1)%	(1,235,234)

	Net Assets—100.0%	$29,872,211

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2014.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2G. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of April 30, 2014.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
Brown Brothers Harriman	$1,165,981	$(1,165,981)	$—

*	Amount does not include excess collateral received, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

Schedule of Investments(a)

PowerShares Fundamental Pure Small Value Portfolio (PXSV)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Consumer Discretionary—17.8%
3,431	1-800-FLOWERS.COM, Inc., Class A(b)	$18,699
25,482	Aeropostale, Inc.(b)(c)	126,646
2,326	AH Belo Corp., Class A	26,772
2,016	AMC Entertainment Holdings, Inc., Class A (China)(b)	46,650
3,452	American Axle & Manufacturing Holdings, Inc.(b)	60,928
4,417	ANN, Inc.(b)	173,102
5,007	ARAMARK Holdings Corp.	141,147
687	Arctic Cat, Inc.	28,091
2,782	Asbury Automotive Group, Inc.(b)	171,761
870	Ascent Capital Group, Inc., Class A(b)	59,830
11,172	Barnes & Noble, Inc.(b)	183,221
1,663	Bassett Furniture Industries, Inc.	22,933
2,830	Beazer Homes USA, Inc.(b)	53,657
5,694	bebe Stores, Inc.	28,755
2,534	Big 5 Sporting Goods Corp.	30,940
122	Biglari Holdings, Inc.(b)	52,340
546	Blue Nile, Inc.(b)	18,963
2,710	Blyth, Inc.(c)	25,393
2,614	Bob Evans Farms, Inc.	122,518
9,575	Bon-Ton Stores, Inc. (The)(c)	105,325
10,128	Boyd Gaming Corp.(b)	119,713
4,554	Brinker International, Inc.	223,784
4,997	Brown Shoe Co., Inc.	117,879
3,406	Brunswick Corp.	136,887
1,992	Build-A-Bear Workshop, Inc.(b)	22,350
2,545	Burger King Worldwide, Inc.	66,501
4,091	Burlington Stores, Inc.(b)	106,325
5,932	Callaway Golf Co.	51,668
24,370	Career Education Corp.(b)	175,951
1,234	Carmike Cinemas, Inc.(b)	36,600
3,566	Cato Corp. (The), Class A	101,595
2,675	Children’s Place Retail Stores, Inc. (The)	128,400
3,965	Christopher & Banks Corp.(b)	24,742
2,573	Citi Trends, Inc.(b)	43,715
7,877	Clear Channel Outdoor Holdings, Inc., Class A	63,174
1,238	ClubCorp Holdings, Inc.	23,324
845	Columbia Sportswear Co.	72,653
8,584	Cooper Tire & Rubber Co.	215,888
764	Cooper-Standard Holding, Inc.(b)	51,761
5,861	Crocs, Inc.(b)	88,677
1,285	CSS Industries, Inc.	30,801
6,640	Denny’s Corp.(b)	44,754
1,069	Destination Maternity Corp.	26,362
4,315	Destination XL Group, Inc.(b)	23,301
820	Dixie Group, Inc. (The)(b)	12,357
3,332	DreamWorks Animation SKG, Inc., Class A(b)	80,068
2,307	E.W. Scripps Co. (The), Class A(b)	39,519
5,228	Education Management Corp.(b)(c)	20,755
2,036	Einstein Noah Restaurant Group, Inc.	31,273
2,814	Entercom Communications Corp., Class A(b)	30,391
2,265	Ethan Allen Interiors, Inc.	54,994
8,288	Express, Inc.(b)	120,756
4,725	Federal-Mogul Corp.(b)	81,364
496	Flexsteel Industries, Inc.	17,023

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Discretionary (continued)
5,219	Fred’s, Inc., Class A	$95,090
2,414	Fuel Systems Solutions, Inc.(b)	25,299
2,916	Gray Television, Inc.(b)	32,805
3,713	Group 1 Automotive, Inc.	267,819
9,258	Harte-Hanks, Inc.	74,434
1,358	Haverty Furniture Cos., Inc.	34,683
5,531	hhgregg, Inc.(b)(c)	47,677
1,396	Hooker Furniture Corp.	19,335
9,795	Hovnanian Enterprises, Inc., Class A(b)(c)	43,686
2,930	Hyatt Hotels Corp., Class A(b)	164,900
2,355	International Speedway Corp., Class A	74,041
5,234	Isle of Capri Casinos, Inc.(b)	35,591
5,183	ITT Educational Services, Inc.(b)	139,941
2,996	Jack in the Box, Inc.(b)	160,406
2,749	John Wiley & Sons, Inc., Class A	157,958
3,800	Journal Communications, Inc., Class A(b)	30,476
2,413	Kate Spade & Co.(b)	83,900
5,534	KB Home	91,366
3,487	Lamar Advertising Co., Class A(b)	174,071
13,712	Lee Enterprises, Inc.(b)(c)	55,122
1,785	Libbey, Inc.(b)	47,606
1,346	Lifetime Brands, Inc.	25,709
1,694	Lithia Motors, Inc., Class A	125,830
1,822	Loral Space & Communications, Inc.(b)	131,166
2,054	Luby’s, Inc.(b)	11,133
1,316	M/I Homes, Inc.(b)	29,307
2,781	Marcus Corp. (The)	46,526
2,516	MarineMax, Inc.(b)	40,407
2,671	Marriott Vacations Worldwide Corp.(b)	145,516
1,966	Matthews International Corp., Class A	79,328
16,124	McClatchy Co. (The), Class A(b)	88,360
3,991	MDC Holdings, Inc.	110,152
1,826	Media General, Inc.(b)(c)	27,974
3,996	Men’s Wearhouse, Inc. (The)	189,330
3,397	Meredith Corp.	149,706
1,822	Meritage Homes Corp.(b)	70,293
4,842	Modine Manufacturing Co.(b)	79,796
809	Monarch Casino & Resort, Inc.(b)	12,976
1,386	Morgans Hotel Group Co.(b)	10,395
872	NACCO Industries, Inc., Class A	46,730
1,286	Nautilus, Inc.(b)	10,712
5,075	New York & Co., Inc.(b)	21,264
10,328	New York Times Co. (The), Class A	166,074
3,205	Nutrisystem, Inc.	48,075
3,458	Orbitz Worldwide, Inc.(b)	25,416
9,835	Pacific Sunwear of California, Inc.(b)	28,325
5,214	Penske Automotive Group, Inc.	239,114
8,655	Pep Boys-Manny, Moe & Jack (The)(b)	88,454
3,562	Perry Ellis International, Inc.(b)	53,786
2,402	PetMed Express, Inc.	31,442
4,755	Pinnacle Entertainment, Inc.(b)	110,649
14,699	Quiksilver, Inc.(b)	94,368
4,800	Radio One, Inc., Class D(b)	21,696
95,227	RadioShack Corp.(b)(c)	136,175
1,647	Reading International, Inc., Class A(b)	11,661
969	Red Robin Gourmet Burgers, Inc.(b)	65,873

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

PowerShares Fundamental Pure Small Value Portfolio (PXSV) (continued)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Discretionary (continued)
12,727	Regal Entertainment Group, Class A(c)	$239,268
9,636	Regis Corp.	126,617
17,883	Ruby Tuesday, Inc.(b)	137,878
2,243	Ruth’s Hospitality Group, Inc.	28,239
1,626	Ryland Group, Inc. (The)	62,422
370	Saga Communications, Inc., Class A	16,391
1,351	Salem Communications Corp., Class A	11,902
3,532	Scholastic Corp.	116,238
4,810	Scientific Games Corp., Class A(b)	57,624
3,197	Sears Hometown and Outlet Stores, Inc.(b)	75,481
770	Shiloh Industries, Inc.(b)	15,200
2,916	Skechers U.S.A., Inc., Class A(b)	119,527
8,335	Sonic Automotive, Inc., Class A	202,874
3,342	Sonic Corp.(b)	63,632
4,703	Spartan Motors, Inc.	24,973
1,629	Speedway Motorsports, Inc.	29,632
4,965	Stage Stores, Inc.	95,229
3,394	Stein Mart, Inc.	42,425
4,155	Stoneridge, Inc.(b)	44,417
2,741	Strayer Education, Inc.(b)(c)	116,849
3,738	Superior Industries International, Inc.	79,021
1,527	Systemax, Inc.(b)	26,402
1,717	Tempur Sealy International, Inc.(b)	86,159
3,129	Thor Industries, Inc.	190,462
6,534	Toll Brothers, Inc.(b)	223,724
4,600	Tower International, Inc.(b)	127,926
3,914	Town Sports International Holdings, Inc.	27,437
17,261	TravelCenters of America LLC(b)	130,666
3,676	Tuesday Morning Corp.(b)	51,390
1,904	Unifi, Inc.(b)	42,155
2,843	Universal Technical Institute, Inc.	34,144
3,595	ValueVision Media, Inc., Class A(b)	16,825
3,809	VOXX International Corp.(b)	44,756
4,556	Weight Watchers International, Inc. (Luxembourg)(c)	90,209
21,387	Wendy’s Co. (The)	177,726
2,637	West Marine, Inc.(b)	28,216
19,960	Wet Seal, Inc. (The), Class A(b)(c)	22,555
782	Weyco Group, Inc.	19,620
1,040	Winnebago Industries, Inc.(b)	24,856
2,184	World Wrestling Entertainment, Inc., Class A	42,588
5,419	Zale Corp.(b)	115,912

		11,642,467

	Consumer Staples—3.1%
19,797	Alliance One International, Inc.(b)	50,878
1,152	Cal-Maine Foods, Inc.	68,694
13,753	Central Garden & Pet Co., Class A(b)	113,737
15,578	Chiquita Brands International, Inc.(b)	178,836
645	Coca-Cola Bottling Co. Consolidated	53,038
2,893	Elizabeth Arden, Inc.(b)	106,289
6,504	Fresh Del Monte Produce, Inc.	187,901
4,412	Ingles Markets, Inc., Class A	101,432
1,175	John B. Sanfilippo & Son, Inc.	27,084
1,350	National Beverage Corp.(b)	26,028
872	Nutraceutical International Corp.(b)	21,730
393	Oil-Dri Corp. of America	13,169

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Staples (continued)
2,380	Omega Protein Corp.(b)	$27,037
3,269	Pilgrim’s Pride Corp. (Brazil)(b)	71,460
2,908	Post Holdings, Inc.(b)	151,972
1,053	Revlon, Inc., Class A(b)	31,737
17,424	Roundy’s, Inc.	117,961
1,228	Seneca Foods Corp., Class A(b)	34,875
5,099	Spartan Stores, Inc.	109,833
4,096	Universal Corp.	223,519
7,113	Vector Group Ltd.(c)	151,507
1,091	Village Super Market, Inc., Class A	26,391
704	WD-40 Co.	51,279
1,585	Weis Markets, Inc.	73,053

		2,019,440

	Energy—5.7%
3,713	Abraxas Petroleum Corp.(b)	20,273
501	Adams Resources & Energy, Inc.	36,102
5,230	Alon USA Energy, Inc. (Israel)	85,197
5,214	Basic Energy Services, Inc.(b)	137,754
7,084	Bill Barrett Corp.(b)	167,749
28,548	Cal Dive International, Inc.(b)(c)	42,251
4,512	Callon Petroleum Co.(b)	41,420
10,283	Cloud Peak Energy, Inc.(b)	202,472
5,833	Comstock Resources, Inc.	162,157
1,968	CVR Energy, Inc.	96,727
1,070	Dawson Geophysical Co.	30,238
3,547	Endeavour International Corp.(b)(c)	12,202
3,137	Ep Energy Corp., Class A(b)	60,952
4,616	Equal Energy Ltd.	20,911
15,677	EXCO Resources, Inc.(c)	99,549
49,608	Forest Oil Corp.(b)	92,271
1,509	Gulf Island Fabrication, Inc.	30,271
4,908	Harvest Natural Resources, Inc.(b)(c)	22,135
9,338	Helix Energy Solutions Group, Inc.(b)	224,486
27,935	Hercules Offshore, Inc.(b)	124,869
2,783	Hornbeck Offshore Services, Inc.(b)	115,300
15,065	ION Geophysical Corp.(b)	66,286
21,668	Key Energy Services, Inc.(b)	217,547
1,648	Mitcham Industries, Inc.(b)	22,742
7,655	Newpark Resources, Inc.(b)	92,166
14,706	Parker Drilling Co.(b)	97,501
7,314	Penn Virginia Corp.(b)	121,705
7,386	PetroQuest Energy, Inc.(b)	44,464
1,164	PHI, Inc.(b)	52,147
9,468	Pioneer Energy Services Corp.(b)	141,736
27,709	Quicksilver Resources, Inc.(b)(c)	90,331
4,724	Stone Energy Corp.(b)	231,712
11,765	Swift Energy Co.(b)	145,062
2,556	Tesco Corp.(b)	51,120
9,284	TETRA Technologies, Inc.(b)	116,050
4,003	Ultra Petroleum Corp.(b)	119,289
5,484	VAALCO Energy, Inc.(b)	50,563
5,642	W&T Offshore, Inc.	108,326
6,707	Warren Resources, Inc.(b)	34,005
8,533	Willbros Group, Inc.(b)	94,802

		3,722,840

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

65

PowerShares Fundamental Pure Small Value Portfolio (PXSV) (continued)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials—23.9%
1,117	1st Source Corp.	$32,940
6,288	AG Mortgage Investment Trust, Inc. REIT	111,235
2,118	Alexander & Baldwin, Inc.	79,023
965	American National Bankshares, Inc.	20,564
1,127	American Residential Properties, Inc. REIT(b)	20,252
1,132	Ameris Bancorp(b)	24,078
1,113	AMERISAFE, Inc.	47,469
868	Ames National Corp.	18,948
32,242	Anworth Mortgage Asset Corp. REIT	174,107
3,308	Arbor Realty Trust, Inc. REIT	23,189
1,055	Armada Hoffler Properties, Inc. REIT	10,212
1,307	Arrow Financial Corp.	32,714
11,156	Ashford Hospitality Trust, Inc. REIT	114,461
12,243	Astoria Financial Corp.	162,342
1,278	Baldwin & Lyons, Inc., Class B	33,241
494	BancFirst Corp.	28,756
7,130	BancorpSouth, Inc.	166,557
4,357	Bank Mutual Corp.	26,229
3,983	Bank of Hawaii Corp.	219,742
1,653	BankFinancial Corp.	16,265
1,155	Banner Corp.	45,669
342	Bar Harbor Bankshares	12,852
659	BBX Capital Corp., Class A(b)	12,343
1,980	Beneficial Mutual Bancorp, Inc.(b)	25,819
1,083	Blackstone Mortgage Trust, Inc., Class A REIT	30,790
1,891	BOK Financial Corp.	123,709
4,319	Boston Private Financial Holdings, Inc.	54,031
2,237	Brixmor Property Group, Inc. REIT	49,124
8,570	Brookline Bancorp, Inc.	77,816
4,261	Calamos Asset Management, Inc., Class A	51,899
898	Camden National Corp.	34,277
1,652	Capital City Bank Group, Inc.	22,963
20,423	Capitol Federal Financial, Inc.	245,893
15,417	Capstead Mortgage Corp. REIT	197,029
3,212	Cash America International, Inc.	139,883
4,682	Cathay General Bancorp	110,495
8,325	Cedar Realty Trust, Inc. REIT	51,532
1,706	Central Pacific Financial Corp.	32,022
372	Century Bancorp, Inc., Class A	12,462
1,837	Charter Financial Corp.	20,207
2,750	Chemical Financial Corp.	77,192
1,073	Citizens & Northern Corp.	20,108
3,126	Citizens, Inc.(b)	20,538
1,412	City Holding Co.	60,702
3,219	City National Corp.	233,603
2,439	CNA Financial Corp.	99,877
2,076	CoBiz Financial, Inc.	20,843
1,128	Cohen & Steers, Inc.	45,695
1,278	Community Trust Bancorp, Inc.	47,120
2,314	Consumer Portfolio Services, Inc.(b)	16,152
8,518	Corporate Office Properties Trust REIT	227,856
7,513	Cousins Properties, Inc. REIT	87,376
3,419	Crawford & Co., Class B	39,045
6,548	CVB Financial Corp.	94,684
22,770	DCT Industrial Trust, Inc. REIT	178,061
13,225	DFC Global Corp.(b)	123,257

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
14,991	DiamondRock Hospitality Co. REIT	$183,940
2,974	Dime Community Bancshares, Inc.	48,476
1,191	Donegal Group, Inc., Class A	17,579
8,241	Douglas Emmett, Inc. REIT	227,452
663	EMC Insurance Group, Inc.	21,872
2,711	Employers Holdings, Inc.	55,169
738	Enterprise Bancorp, Inc.	13,476
1,479	Enterprise Financial Services Corp.	26,430
3,641	EPR Properties REIT	195,194
1,025	ESB Financial Corp.	12,935
15,490	F.N.B. Corp.	192,696
1,346	FBL Financial Group, Inc., Class A	60,180
832	FBR & Co.(b)	21,466
958	Federal Agricultural Mortgage Corp., Class C	34,086
5,743	FelCor Lodging Trust, Inc. REIT	53,008
1,356	Financial Institutions, Inc.	31,391
853	First Bancorp, Inc.	13,588
1,904	First Bancorp.	32,768
7,522	First Busey Corp.	41,371
496	First Citizens BancShares, Inc., Class A	111,545
10,258	First Commonwealth Financial Corp.	88,116
1,766	First Community Bancshares, Inc.	26,154
1,027	First Defiance Financial Corp.	27,749
1,193	First Financial Corp.	38,188
1,031	First Financial Northwest, Inc.	10,516
1,652	First Interstate BancSystem, Inc.	41,118
2,271	First Merchants Corp.	48,191
5,734	First Midwest Bancorp, Inc.	93,866
5,987	First Potomac Realty Trust REIT	78,011
11,365	FirstMerit Corp.	220,367
2,121	Flagstar Bancorp, Inc.(b)	37,330
2,663	Flushing Financial Corp.	51,183
6,245	Forest City Enterprises, Inc., Class A(b)	118,093
2,192	Forestar Group, Inc.(b)	37,374
7,960	Franklin Street Properties Corp. REIT	96,953
19,089	Fulton Financial Corp.	232,695
2,543	FXCM, Inc., Class A	39,366
289	GAMCO Investors, Inc., Class A	21,944
321	Gaming and Leisure Properties, Inc. REIT	11,797
2,518	Getty Realty Corp. REIT	47,641
12,299	GFI Group, Inc.	45,752
4,776	Glacier Bancorp, Inc.	122,552
5,300	Gramercy Property Trust, Inc. REIT(c)	27,666
1,220	Great Southern Bancorp, Inc.	34,977
1,818	Greenhill & Co., Inc.	91,173
1,130	Guaranty Bancorp	14,227
2,412	Hallmark Financial Services, Inc.(b)	20,261
1,484	Hanmi Financial Corp.	31,565
1,405	Heartland Financial USA, Inc.	34,141
944	Home Federal Bancorp, Inc.	14,207
1,315	HomeTrust Bancshares, Inc.(b)	20,080
4,413	Horace Mann Educators Corp.	132,699
819	Horizon Bancorp	16,372
1,650	Hudson Valley Holding Corp.	30,294
713	Independence Holding Co.	9,312
1,348	Independent Bank Corp.	17,551

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

PowerShares Fundamental Pure Small Value Portfolio (PXSV) (continued)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
1,158	Infinity Property & Casualty Corp.	$74,309
7,666	Inland Real Estate Corp. REIT	80,110
10,239	Interactive Brokers Group, Inc., Class A	244,712
6,262	International Bancshares Corp.	143,775
1,931	Intervest Bancshares Corp.(b)	14,618
4,650	Investment Technology Group, Inc.(b)	95,976
11,421	Investors Real Estate Trust REIT	99,591
6,513	iStar Financial, Inc. REIT(b)	96,783
12,030	Janus Capital Group, Inc.	145,924
1,394	JMP Group, Inc.	9,632
591	Kansas City Life Insurance Co.	24,574
7,881	Kite Realty Group Trust REIT	48,862
2,804	Lakeland Bancorp, Inc.	29,274
723	LCNB Corp.	11,568
14,578	Lexington Realty Trust REIT	156,859
1,848	MainSource Financial Group, Inc.	30,547
655	Marlin Business Services Corp.	11,246
4,016	MB Financial, Inc.	107,789
9,942	Meadowbrook Insurance Group, Inc.	55,675
697	Mercantile Bank Corp.	13,598
606	Merchants Bancshares, Inc.	17,616
3,958	Mercury General Corp.	189,430
1,261	Metro Bancorp, Inc.(b)	25,750
6,172	MGIC Investment Corp.(b)	53,079
357	NASB Financial, Inc.	8,518
608	National Bankshares, Inc.	19,809
648	National Interstate Corp.	18,157
286	National Western Life Insurance Co., Class A	66,709
1,282	Navigators Group, Inc. (The)(b)	73,036
3,801	NBT Bancorp, Inc.	86,093
2,279	Nelnet, Inc., Class A	96,311
26,780	Newcastle Investment Corp. REIT	120,242
600	Northrim Bancorp, Inc.	14,394
8,475	Northwest Bancshares, Inc.	112,633
1,396	OceanFirst Financial Corp.	22,643
9,681	Old National Bancorp	136,696
1,204	One Liberty Properties, Inc. REIT	26,644
5,052	OneBeacon Insurance Group Ltd., Class A	78,003
1,722	Oppenheimer Holdings, Inc., Class A	43,842
1,505	Pacific Continental Corp.	19,836
6,621	PacWest Bancorp	260,669
1,415	Park National Corp.	102,616
821	Peapack Gladstone Financial Corp.	15,607
414	Penns Woods Bancorp, Inc.	18,216
6,133	Pennsylvania Real Estate Investment Trust REIT	101,501
1,163	Peoples Bancorp, Inc.	30,319
2,682	Phoenix Cos., Inc. (The)(b)	118,062
1,727	Piper Jaffray Cos.(b)	75,746
3,322	Potlatch Corp. REIT	127,000
644	Preferred Bank(b)	13,814
5,035	Primerica, Inc.	231,056
896	Provident Financial Holdings, Inc.	12,607
5,734	Provident Financial Services, Inc.	99,657
9,010	RAIT Financial Trust REIT	73,702
3,995	Ramco-Gershenson Properties Trust REIT	65,838

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
9,589	Redwood Trust, Inc. REIT	$209,040
2,012	Renasant Corp.	54,767
1,387	Republic Bancorp, Inc., Class A	33,302
1,311	Resource America, Inc., Class A	11,157
4,268	RLI Corp.	183,780
2,632	Ryman Hospitality Properties, Inc. REIT	119,888
3,178	S&T Bancorp, Inc.	73,920
3,689	Sabra Health Care REIT, Inc.	110,559
1,666	Safety Insurance Group, Inc.	89,481
2,091	Sandy Spring Bancorp, Inc.	50,289
6,468	Selective Insurance Group, Inc.	148,376
1,224	Sierra Bancorp	19,107
2,341	Silver Bay Realty Trust Corp. REIT	35,068
1,278	Simmons First National Corp., Class A	46,212
1,345	Southwest Bancorp, Inc.	22,461
1,788	Springleaf Holdings, Inc.(b)	41,088
1,277	St. Joe Co. (The)(b)	22,794
1,698	State Auto Financial Corp.	34,741
2,224	State Bank Financial Corp.	36,874
1,987	Stewart Information Services Corp.	60,603
1,027	Stock Yards Bancorp, Inc.	30,276
6,860	Strategic Hotels & Resorts, Inc. REIT(b)	74,019
1,205	Suffolk Bancorp(b)	26,426
8,898	Sunstone Hotel Investors, Inc. REIT	127,330
21,835	Susquehanna Bancshares, Inc.	226,211
4,811	SWS Group, Inc.(b)	35,649
2,714	TowneBank	41,877
1,198	TriCo Bancshares	29,051
9,569	TrustCo Bank Corp. NY	63,251
7,333	Trustmark Corp.	167,706
12,562	Umpqua Holdings Corp.	208,906
4,712	United Bankshares, Inc.	137,826
2,196	United Community Banks, Inc.(b)	35,465
4,206	United Community Financial Corp.(b)	14,006
1,694	United Fire Group, Inc.	47,127
3,098	Universal Insurance Holdings, Inc.	45,324
1,977	Univest Corp. of Pennsylvania	38,967
1,936	Urstadt Biddle Properties, Inc., Class A REIT	39,514
7,232	Washington REIT	176,895
8,922	Washington Federal, Inc.	192,537
1,169	Washington Trust Bancorp, Inc.	39,980
6,533	Webster Financial Corp.	196,905
2,905	WesBanco, Inc.	87,847
1,300	West Bancorporation, Inc.	18,863
2,086	Westamerica Bancorp.	106,010
2,041	Western Asset Mortgage Capital Corp. REIT	30,146
2,846	Westfield Financial, Inc.	19,495
342	White Mountains Insurance Group Ltd.	203,921
3,150	Wilshire Bancorp, Inc.	31,500
3,327	Winthrop Realty Trust REIT	46,245
684	World Acceptance Corp.(b)(c)	49,658
871	Yadkin Financial Corp.(b)	16,680

		15,609,744

	Health Care—3.6%
4,907	Affymetrix, Inc.(b)	36,459
1,447	Albany Molecular Research, Inc.(b)	23,239

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67

PowerShares Fundamental Pure Small Value Portfolio (PXSV) (continued)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
993	Alliance HealthCare Services, Inc.(b)	$28,261
7,497	Amedisys, Inc.(b)	102,184
4,165	AMN Healthcare Services, Inc.(b)	51,979
3,043	Amsurg Corp.(b)	131,792
7,971	BioScrip, Inc.(b)	55,159
5,271	Brookdale Senior Living, Inc.(b)	167,829
1,400	Cambrex Corp.(b)	28,686
2,469	Charles River Laboratories International, Inc.(b)	132,635
3,253	Cross Country Healthcare, Inc.(b)	23,064
3,782	Emeritus Corp.(b)	112,817
10,982	Five Star Quality Care, Inc.(b)	53,043
8,241	Gentiva Health Services, Inc.(b)	62,055
5,092	Healthways, Inc.(b)(c)	91,656
4,429	Hill-Rom Holdings, Inc.	165,467
4,646	Invacare Corp.	73,407
1,593	LHC Group, Inc.(b)	33,102
3,825	Magellan Health Services, Inc.(b)	220,779
4,584	Molina Healthcare, Inc.(b)	171,442
1,009	National Healthcare Corp.	55,222
1,936	OraSure Technologies, Inc.(b)	12,681
19,573	PDL BioPharma, Inc.(c)	166,175
4,886	PharMerica Corp.(b)	132,850
1,576	Providence Service Corp. (The)(b)	64,001
5,160	Skilled Healthcare Group, Inc., Class A(b)	26,626
835	Surgical Care Affiliates, Inc.(b)	24,532
780	SurModics, Inc.(b)	16,973
4,416	Symmetry Medical, Inc.(b)	36,476
9,016	Universal American Corp.	64,645

		2,365,236

	Industrials—18.8%
4,556	AAR Corp.	118,000
7,041	ABM Industries, Inc.	190,741
21,767	ACCO Brands Corp.(b)	133,432
10,186	Accuride Corp.(b)	57,449
1,041	Aerovironment, Inc.(b)	35,155
7,923	Air Transport Services Group, Inc.(b)	62,037
7,924	Aircastle Ltd.	139,225
2,164	Albany International Corp., Class A	77,861
587	American Science & Engineering, Inc.	39,446
793	American Woodmark Corp.(b)	23,798
1,657	Apogee Enterprises, Inc.	52,643
2,878	Applied Industrial Technologies, Inc.	137,914
5,139	ARC Document Solutions, Inc.(b)	32,890
2,625	ArcBest Corp.	103,477
1,549	Astec Industries, Inc.	61,883
5,452	Atlas Air Worldwide Holdings, Inc.(b)	190,765
3,333	Baltic Trading Ltd.	19,965
2,995	Barnes Group, Inc.	115,367
5,458	Brady Corp., Class A	140,762
6,651	Briggs & Stratton Corp.	142,132
6,446	Brink’s Co. (The)	163,986
2,100	Builders FirstSource, Inc.(b)	16,485
6,234	Casella Waste Systems, Inc., Class A(b)	31,793
6,196	CBIZ, Inc.(b)	53,100
2,583	CDI Corp.	39,572
24,616	Cenveo, Inc.(b)(c)	76,063

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
1,747	Columbus McKinnon Corp.(b)	$46,278
4,025	Comfort Systems USA, Inc.	60,375
3,857	Commercial Vehicle Group, Inc.(b)	37,451
2,039	Courier Corp.	29,627
14,088	Covanta Holding Corp.	259,924
1,401	CRA International, Inc.(b)	30,500
2,856	Crane Co.	207,717
3,986	Deluxe Corp.	219,031
2,203	Douglas Dynamics, Inc.	37,165
1,344	Ducommun, Inc.(b)	32,619
2,383	Dun & Bradstreet Corp. (The)	263,941
3,560	Dycom Industries, Inc.(b)	111,784
1,032	Dynamic Materials Corp.	20,846
1,050	Encore Wire Corp.	51,166
2,803	Engility Holdings, Inc.(b)	122,323
4,023	Ennis, Inc.	60,184
1,259	EnPro Industries, Inc.(b)	89,653
3,687	Federal Signal Corp.(b)	55,969
624	Franklin Covey Co.(b)	12,648
1,164	FreightCar America, Inc.	30,567
4,982	FTI Consulting, Inc.(b)	170,883
1,914	Furmanite Corp.(b)	20,059
1,636	G&K Services, Inc., Class A	86,610
4,106	GATX Corp.	269,477
2,407	GenCorp, Inc.(b)(c)	42,267
3,015	Gibraltar Industries, Inc.(b)	51,496
4,212	Global Brass & Copper Holdings, Inc.	66,802
14,525	GrafTech International Ltd.(b)	162,825
4,045	Granite Construction, Inc.	151,202
6,321	Great Lakes Dredge & Dock Corp.(b)	54,550
1,815	Greenbrier Cos., Inc. (The)(b)	95,179
3,334	H&E Equipment Services, Inc.(b)	128,526
1,238	Hardinge, Inc.	16,540
9,992	Hawaiian Holdings, Inc.(b)	144,384
3,301	Heartland Express, Inc.	71,830
2,305	Heidrick & Struggles International, Inc.	43,449
3,614	Herman Miller, Inc.	111,420
3,374	Hill International, Inc.(b)	22,673
3,940	HNI Corp.	138,806
2,052	Houston Wire & Cable Co.	25,568
716	Hurco Cos., Inc.	19,089
2,128	ICF International, Inc.(b)	82,928
3,255	Insperity, Inc.	104,355
1,216	Insteel Industries, Inc.	25,025
3,022	Interface, Inc.	54,366
1,128	International Shipholding Corp.	30,388
1,826	John Bean Technologies Corp.	52,936
1,014	Kadant, Inc.	35,236
2,381	Kaman Corp.	99,931
6,390	Kelly Services, Inc., Class A	134,573
2,050	Kforce, Inc.	47,396
3,017	Kimball International, Inc., Class B	50,565
4,311	Knight Transportation, Inc.	102,300
4,531	Knoll, Inc.	82,419
3,670	Korn/Ferry International(b)	106,613
4,576	Layne Christensen Co.(b)	79,714

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

PowerShares Fundamental Pure Small Value Portfolio (PXSV) (continued)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
826	LB Foster Co., Class A	$39,111
2,087	Lennox International, Inc.	174,953
1,642	LMI Aerospace, Inc.(b)	22,397
3,049	LSI Industries, Inc.	23,203
1,434	Lydall, Inc.(b)	33,570
2,305	Macquarie Infrastructure Co. LLC (Australia)	132,584
7,523	Manitowoc Co., Inc. (The)	239,081
1,127	Masonite International Corp.(b)	62,098
5,961	Matson, Inc.	141,216
1,977	McGrath RentCorp	62,434
14,511	Meritor, Inc.(b)	172,246
1,243	Miller Industries, Inc.	24,077
2,081	MSA Safety, Inc.	109,773
4,212	Mueller Industries, Inc.	121,895
9,376	Mueller Water Products, Inc., Class A	85,509
1,053	National Presto Industries, Inc.(c)	76,090
5,064	Navigant Consulting, Inc.(b)	85,075
1,289	NCI Building Systems, Inc.(b)	20,160
1,307	NN, Inc.	25,578
1,019	Nortek, Inc.(b)	83,721
1,125	Northwest Pipe Co.(b)	40,241
2,929	Orion Marine Group, Inc.(b)	34,357
588	P.A.M. Transportation Services, Inc.(b)	14,635
866	Park-Ohio Holdings Corp.(b)	50,566
468	Patriot Transportation Holding, Inc.(b)	16,324
1,390	PGT, Inc.(b)	13,830
4,766	Pike Corp.(b)	45,754
1,703	Ply Gem Holdings, Inc.(b)	21,713
3,112	Polypore International, Inc.(b)	107,924
341	Preformed Line Products Co.	20,378
7,072	Quad Graphics, Inc.	153,109
2,991	Quality Distribution, Inc.(b)	37,597
2,957	Quanex Building Products Corp.	55,710
23,358	Republic Airways Holdings, Inc.(b)	194,105
3,409	Resources Connection, Inc.	46,396
2,714	Rexnord Corp.(b)	72,572
4,713	Rush Enterprises, Inc., Class A(b)	151,287
2,093	Saia, Inc.(b)	86,169
1,349	Schawk, Inc.	26,980
2,439	Simpson Manufacturing Co., Inc.	79,975
19,736	SkyWest, Inc.	228,938
842	Standex International Corp.	49,990
13,238	Steelcase, Inc., Class A	218,162
2,331	Sterling Construction Co., Inc.(b)	17,902
1,478	TRC Cos., Inc.(b)	8,765
2,565	Trimas Corp.(b)	91,981
3,097	TrueBlue, Inc.(b)	82,845
9,916	Tutor Perini Corp.(b)	293,514
1,153	Twin Disc, Inc.	33,356
5,689	United Stationers, Inc.	213,508
1,723	Universal Forest Products, Inc.	86,994
3,821	USG Corp.(b)	114,095
11,211	UTi Worldwide, Inc.	109,756
2,421	Viad Corp.	55,804
1,068	Vicor Corp.(b)	8,928
779	VSE Corp.	48,664

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
1,747	Watts Water Technologies, Inc., Class A	$92,940
6,855	Werner Enterprises, Inc.	175,488
3,404	West Corp.	82,887
943	Willis Lease Finance Corp.(b)	19,011
2,017	Xerium Technologies, Inc.(b)	27,229
10,209	YRC Worldwide, Inc.(b)(c)	228,988

		12,312,227

	Information Technology—12.0%
2,881	Actuate Corp.(b)	16,220
2,838	Acxiom Corp.(b)	80,145
3,715	ADTRAN, Inc.	83,327
1,719	Advanced Energy Industries, Inc.(b)	37,612
1,913	Aeroflex Holding Corp.(b)	14,634
1,588	Agilysys, Inc.(b)	19,914
2,364	Alpha & Omega Semiconductor Ltd.(b)	17,021
1,660	American Software, Inc., Class A	16,002
31,443	Amkor Technology, Inc.(b)	249,972
6,192	ANADIGICS, Inc.(b)	7,740
1,246	Applied Micro Circuits Corp.(b)	12,099
21,069	Atmel Corp.(b)	163,706
4,725	AVX Corp. (Japan)	63,079
9,302	Axcelis Technologies, Inc.(b)	16,651
1,251	Bel Fuse, Inc., Class B	27,222
1,877	Belden, Inc.	138,541
8,003	Benchmark Electronics, Inc.(b)	185,510
2,674	Black Box Corp.	56,849
5,070	Brooks Automation, Inc.	51,866
2,945	Cabot Microelectronics Corp.(b)	127,725
8,390	Cadence Design Systems, Inc.(b)	130,548
6,305	CDW Corp.	177,738
5,027	Checkpoint Systems, Inc.(b)	64,195
14,177	CIBER, Inc.(b)	61,245
3,321	Cinedigm Corp., Class A(b)	8,302
2,824	Cohu, Inc.	29,087
3,826	CommScope Holding Co., Inc.(b)	102,078
13,481	Compuware Corp.	139,663
2,131	Comtech Telecommunications Corp.	67,659
7,989	Convergys Corp.	172,083
3,192	Conversant, Inc.(b)	78,012
2,039	CTS Corp.	36,274
6,219	Cypress Semiconductor Corp.(b)	58,894
2,926	Daktronics, Inc.	38,097
3,111	Dice Holdings, Inc.(b)	23,799
6,723	Diebold, Inc.	252,852
2,877	Digi International, Inc.(b)	25,490
3,043	Digital River, Inc.(b)	46,527
2,752	Diodes, Inc.(b)	72,570
2,027	Dot Hill Systems Corp.(b)	8,371
2,948	DSP Group, Inc.(b)	23,466
32,593	EarthLink Holdings Corp.	111,142
2,822	Eastman Kodak Co.(b)	84,293
2,202	Electro Rent Corp.	35,562
3,194	Electro Scientific Industries, Inc.	27,085
8,936	Emulex Corp.(b)	63,892
7,428	Entegris, Inc.(b)	82,377
614	ePlus, Inc.(b)	30,725

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

69

PowerShares Fundamental Pure Small Value Portfolio (PXSV) (continued)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
2,711	Euronet Worldwide, Inc.(b)	$124,679
1,405	Fair Isaac Corp.	80,366
14,795	Fairchild Semiconductor International, Inc.(b)	188,340
4,115	FormFactor, Inc.(b)	23,661
5,200	Freescale Semiconductor Ltd.(b)	114,244
6,492	Global Cash Access Holdings, Inc.(b)	42,847
2,563	GSI Group, Inc.(b)	31,115
1,371	GSI Technology, Inc.(b)	8,706
2,451	Hackett Group, Inc. (The)	14,706
9,058	Harmonic, Inc.(b)	63,678
7,718	Imation Corp.(b)	33,342
5,924	Integrated Device Technology, Inc.(b)	69,133
2,483	Integrated Silicon Solution, Inc.(b)	35,904
3,492	Internap Network Services Corp.(b)	23,466
5,117	International Rectifier Corp.(b)	133,247
14,160	Intersil Corp., Class A	174,734
1,522	Intevac, Inc.(b)	12,252
5,565	Itron, Inc.(b)	211,470
1,895	IXYS Corp.	20,447
9,819	Kemet Corp.(b)	49,193
2,558	Kofax Ltd. (Bermuda)(b)	19,390
3,153	Kopin Corp.(b)	10,279
3,154	Lionbridge Technologies, Inc.(b)	18,546
2,437	LTX-Credence Corp.(b)	23,468
1,349	Methode Electronics, Inc.	37,421
3,169	Micrel, Inc.	31,563
3,372	MKS Instruments, Inc.	94,922
7,577	ModusLink Global Solutions, Inc.(b)(c)	30,611
15,625	Monster Worldwide, Inc.(b)	107,656
1,220	Move, Inc.(b)	13,042
1,597	Multi-Fineline Electronix, Inc. (Singapore)(b)	19,771
1,271	NCI, Inc., Class A(b)	12,672
2,452	Newport Corp.(b)	45,803
6,649	OmniVision Technologies, Inc.(b)	129,855
1,527	Oplink Communications, Inc.(b)	26,173
1,905	Park Electrochemical Corp.	50,787
2,491	Pericom Semiconductor Corp.(b)	20,102
9,631	Photronics, Inc.(b)	83,597
3,668	Plexus Corp.(b)	153,763
10,521	PMC - Sierra, Inc.(b)	71,964
13,209	Polycom, Inc.(b)	162,471
2,564	PRGX Global, Inc.(b)	16,487
3,325	Progress Software Corp.(b)	71,354
9,067	QLogic Corp.(b)	104,996
30,303	Quantum Corp.(b)	32,727
4,556	QuinStreet, Inc.(b)	27,792
3,333	RealNetworks, Inc.(b)	25,131
15,991	RF Micro Devices, Inc.(b)	134,964
1,458	Richardson Electronics Ltd.	14,609
2,944	Rofin-Sinar Technologies, Inc.(b)	65,357
2,146	Rudolph Technologies, Inc.(b)	19,550
4,037	ScanSource, Inc.(b)	155,061
3,423	Sigma Designs, Inc.(b)	12,905
2,250	Silicon Graphics International Corp.(b)	27,180
3,331	Silicon Image, Inc.(b)	18,687
9,938	Sonus Networks, Inc.(b)	32,497

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
6,269	Spansion, Inc., Class A(b)	$111,776
4,419	Speed Commerce, Inc.(b)	14,583
11,473	SunEdison, Inc.(b)	220,626
4,498	Sykes Enterprises, Inc.(b)	89,015
1,881	TeleTech Holdings, Inc.(b)	45,389
9,346	TTM Technologies, Inc.(b)	73,740
1,830	Ultra Clean Holdings, Inc.(b)	15,592
10,661	United Online, Inc.	126,333
1,781	VASCO Data Security International, Inc.(b)	20,321
480	Viasystems Group, Inc.(b)	5,770
1,557	Vishay Precision Group, Inc.(b)	25,270
1,326	WebMD Health Corp.(b)(c)	58,463
1,375	XO Group, Inc.(b)	14,602
2,265	Zebra Technologies Corp., Class A(b)	157,282
894	Zygo Corp.(b)	17,201

		7,812,507

	Materials—7.5%
3,466	A. Schulman, Inc.	124,499
3,321	A.M. Castle & Co.(b)	40,782
978	AEP Industries, Inc.(b)	34,836
36,293	AK Steel Holding Corp.(b)	254,051
1,676	AMCOL International Corp.	76,845
1,612	Ampco-Pittsburgh Corp.	32,288
3,628	Boise Cascade Co.(b)	90,773
2,867	Carpenter Technology Corp.	180,048
7,215	Century Aluminum Co.(b)	99,206
7,873	Chemtura Corp.(b)	175,568
17,927	Coeur Mining, Inc.(b)	155,248
2,435	Cytec Industries, Inc.	232,104
7,488	Ferro Corp.(b)	97,194
4,000	Greif, Inc., Class A	216,760
2,578	H.B. Fuller Co.	119,439
724	Handy & Harman Ltd.(b)	16,370
917	Haynes International, Inc.	48,647
3,567	Headwaters, Inc.(b)	44,516
2,533	Horsehead Holding Corp.(b)	39,489
1,798	Kaiser Aluminum Corp.	126,579
2,459	Koppers Holdings, Inc.	104,999
4,182	Kraton Performance Polymers, Inc.(b)	108,941
2,502	Kronos Worldwide, Inc.	39,156
2,327	Materion Corp.	78,304
1,823	Minerals Technologies, Inc.	108,450
2,730	Myers Industries, Inc.	51,051
1,151	Neenah Paper, Inc.	57,976
20,530	Noranda Aluminum Holding Corp.	72,882
8,971	Olin Corp.	252,085
1,568	Olympic Steel, Inc.	41,332
4,935	OM Group, Inc.	144,546
3,947	P.H. Glatfelter Co.	100,727
1,016	Penford Corp.(b)	12,802
2,578	RTI International Metals, Inc.(b)	72,596
6,345	Schnitzer Steel Industries, Inc., Class A	178,104
3,048	Scotts Miracle-Gro Co. (The), Class A	186,568
3,524	Sensient Technologies Corp.	190,472
3,678	Silgan Holdings, Inc.	182,981
5,833	SunCoke Energy, Inc.(b)	121,735

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

70

PowerShares Fundamental Pure Small Value Portfolio (PXSV) (continued)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Materials (continued)
639	Texas Industries, Inc.(b)	$55,401
44,435	Thompson Creek Metals Co., Inc.(b)(c)	119,086
2,358	Tredegar Corp.	49,070
768	Universal Stainless & Alloy Products, Inc.(b)	27,564
1,223	US Concrete, Inc.(b)	30,110
18,950	Walter Energy, Inc.(c)	136,440
4,597	Wausau Paper Corp.	54,980
3,420	Worthington Industries, Inc.	125,856

		4,909,456

	Telecommunication Services—1.4%
5,144	Cbeyond, Inc.(b)	50,874
50,958	Cincinnati Bell, Inc.(b)	170,709
5,269	Consolidated Communications Holdings, Inc.	104,958
5,601	FairPoint Communications, Inc.(b)	76,398
4,528	General Communication, Inc., Class A(b)	47,272
1,190	Hawaiian Telcom Holdco, Inc.(b)	31,678
1,525	HickoryTech Corp.	18,102
26,440	Leap Wireless Corp.(b)	66,629
1,561	Lumos Networks Corp.	20,621
4,785	NTELOS Holdings Corp.(c)	65,985
4,601	Premiere Global Services, Inc.(b)	58,525
2,284	United States Cellular Corp.	94,877
5,254	USA Mobility, Inc.	90,001

		896,629

	Utilities—6.1%
3,782	ALLETE, Inc.	195,756
767	Artesian Resources Corp., Class A	16,889
53,614	Atlantic Power Corp.(c)	159,234
7,333	Avista Corp.	235,756
3,837	Black Hills Corp.	221,587
3,738	California Water Service Group	84,105
4,951	Cleco Corp.	260,175
9,842	Dynegy, Inc.(b)	280,005
3,506	El Paso Electric Co.	132,597
5,663	Empire District Electric Co. (The)	137,724
1,028	Genie Energy Ltd., Class B(b)	8,327
4,488	IDACORP, Inc.	251,956
3,164	Laclede Group, Inc. (The)	150,005
2,834	MGE Energy, Inc.	108,316
1,472	Middlesex Water Co.	29,926
4,995	New Jersey Resources Corp.	248,401
3,609	Northwest Natural Gas Co.	159,770
4,002	NorthWestern Corp.	193,617
974	Ormat Technologies, Inc. (Israel)	25,986
4,106	Otter Tail Corp.	120,306
7,399	Piedmont Natural Gas Co., Inc.	264,810
9,859	PNM Resources, Inc.	272,897
1,379	SJW Corp.	37,550
2,519	South Jersey Industries, Inc.	144,717
1,524	Unitil Corp.	50,597
3,664	UNS Energy Corp.	220,060

		4,011,069

	Total Common Stocks and Other Equity Interests (Cost $58,064,101)	65,301,615

Number of Shares		Value
	Money Market Fund—0.2%
102,672	Invesco Premier Portfolio—Institutional Class(d) (Cost $102,672)	$102,672

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $58,166,773)—100.1%	65,404,287

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—3.0%
1,980,542	Invesco Liquid Assets Portfolio—Institutional Class(d)(e) (Cost $1,980,542)	1,980,542

	Total Investments (Cost $60,147,315)—103.1%	67,384,829
	Other assets less liabilities—(3.1)%	(2,009,048)

	Net Assets—100.0%	$65,375,781

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2014.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2G. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of April 30, 2014.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
Brown Brothers Harriman	$1,901,168	$(1,901,168)	$—

*	Amount does not include excess collateral received, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

71

Schedule of Investments(a)

PowerShares Zacks Micro Cap Portfolio (PZI)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Consumer Discretionary—14.4%
14,019	AH Belo Corp., Class A	$161,359
26,526	bebe Stores, Inc.	133,956
333	Biglari Holdings, Inc.(b)	142,864
13,274	Black Diamond, Inc.(b)	148,005
16,858	Build-A-Bear Workshop, Inc.(b)	189,147
21,761	Career Education Corp.(b)	157,114
5,437	Carmike Cinemas, Inc.(b)	161,261
2,069	Cavco Industries, Inc.(b)	161,279
22,641	Century Casinos, Inc.(b)	134,714
20,549	China Automotive Systems, Inc. (China)(b)	154,528
31,040	China XD Plastics Co. Ltd. (China)(b)	212,314
9,966	Citi Trends, Inc.(b)	169,322
2,236	Core-Mark Holding Co., Inc.	180,087
6,013	CSS Industries, Inc.	144,132
9,161	E.W. Scripps Co. (The), Class A(b)	156,928
16,121	Entercom Communications Corp., Class A(b)	174,107
24,230	Entravision Communications Corp., Class A	128,661
12,115	Escalade, Inc.	178,333
4,315	Flexsteel Industries, Inc.	148,091
9,014	Fred’s, Inc., Class A	164,235
15,087	Fuel Systems Solutions, Inc.(b)	158,112
22,392	Gaiam, Inc., Class A(b)	165,253
15,655	Gray Television, Inc.(b)	176,119
5,466	Haverty Furniture Cos., Inc.	139,602
16,893	hhgregg, Inc.(b)(c)	145,618
5,660	ITT Educational Services, Inc.(b)	152,820
18,323	Journal Communications, Inc., Class A(b)	146,950
9,899	Kandi Technologies Group, Inc. (China)(b)(c)	110,968
8,780	Kirkland’s, Inc.(b)	150,226
32,468	Lakes Entertainment, Inc.(b)	160,717
9,090	Lifetime Brands, Inc.	173,619
9,721	Marcus Corp. (The)	162,632
25,286	McClatchy Co. (The), Class A(b)	138,567
11,081	Modine Manufacturing Co.(b)	182,615
8,761	Monarch Casino & Resort, Inc.(b)	140,526
6,110	Motorcar Parts of America, Inc.(b)	167,658
12,763	Pep Boys-Manny, Moe & Jack (The)(b)	130,438
11,815	Perry Ellis International, Inc.(b)	178,406
16,771	Quantum Fuel Systems Technologies Worldwide, Inc.(b)	110,856
34,249	Radio One, Inc., Class D(b)	154,805
14,405	Rick’s Cabaret International, Inc.(b)	145,490
16,250	Salem Communications Corp., Class A	143,162
9,151	Shiloh Industries, Inc.(b)	180,641
7,046	Shoe Carnival, Inc.	160,931
17,684	Skullcandy, Inc.(b)	136,167
43,523	SORL Auto Parts, Inc.(b)	135,357
11,587	Stein Mart, Inc.	144,837
14,456	Stoneridge, Inc.(b)	154,535
2,248	Strattec Security Corp.	150,189
10,888	Systemax, Inc.(b)	188,254
5,964	Tower International, Inc.(b)	165,859
19,919	TravelCenters of America LLC(b)	150,787
11,473	Tuesday Morning Corp.(b)	160,393
7,037	Unifi, Inc.(b)	155,799
4,229	Universal Electronics, Inc.(b)	157,953

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Discretionary (continued)
33,403	ValueVision Media, Inc., Class A(b)	$156,326
11,867	VOXX International Corp.(b)	139,437

		8,873,061

	Consumer Staples—2.8%
9,527	Amira Nature Foods Ltd. (United Arab Emirates)(b)(c)	148,240
13,039	Chiquita Brands International, Inc.(b)	149,688
21,083	G Willi-Food International Ltd. (Israel)(b)	158,755
6,815	Ingles Markets, Inc., Class A	156,677
41,308	Liberator Medical Holdings, Inc.(c)	159,862
24,050	Mgp Ingredients, Inc.	140,452
13,450	Omega Protein Corp.(b)	152,792
10,583	Pantry, Inc. (The)(b)	159,168
23,596	Roundy’s, Inc.(c)	159,745
6,994	Spartan Stores, Inc.	150,651
13,746	SunOpta, Inc. (Canada)(b)	160,416

		1,696,446

	Energy—9.4%
2,803	Adams Resources & Energy, Inc.	201,984
32,929	Advantage Oil & Gas Ltd. (Canada)(b)	208,441
95,494	Cal Dive International, Inc.(b)(c)	141,331
19,395	Callon Petroleum Co.(b)	178,046
14,826	Capital Product Partners LP (Greece)(c)	163,086
20,866	DHT Holdings, Inc.	162,963
35,445	Equal Energy Ltd.	160,566
5,539	Era Group, Inc.(b)	158,138
41,099	Forbes Energy Services Ltd.(b)	170,150
29,678	Gastar Exploration, Inc.(b)	196,765
43,175	Harvest Natural Resources, Inc.(b)	194,719
11,981	Knightsbridge Tankers Ltd. (Bermuda)	143,173
4,806	Matrix Service Co.(b)	148,842
27,609	Miller Energy Resources, Inc.(b)(c)	133,075
5,386	Natural Gas Services Group, Inc.(b)	165,296
44,355	Navios Maritime Acquisition Corp.	157,460
11,180	Niska Gas Storage Partners LLC, Class U	180,781
16,498	Nordic American Tankers Ltd.	142,378
22,547	North American Energy Partners, Inc. (Canada)	177,445
10,433	Pacific Ethanol, Inc.(b)	162,755
22,897	Parker Drilling Co.(b)	151,807
3,670	PHI, Inc.(b)	164,416
12,536	Pioneer Energy Services Corp.(b)	187,664
13,551	Renewable Energy Group, Inc.(b)	159,495
2,846	REX American Resources Corp.(b)	186,015
11,876	Rhino Resource Partners LP(c)	153,200
14,278	StealthGas, Inc.(b)	154,774
15,087	Swift Energy Co.(b)	186,023
45,859	Teekay Tankers Ltd., Class A	160,048
8,775	Tesco Corp.(b)	175,500
19,701	Triangle Petroleum Corp.(b)	189,524
20,920	Tsakos Energy Navigation Ltd.	149,160
34,105	US Energy Corp. Wyoming(b)	144,946
33,821	Warren Resources, Inc.(b)	171,472
12,864	Willbros Group, Inc.(b)	142,919

		5,824,357

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

72

PowerShares Zacks Micro Cap Portfolio (PZI) (continued)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials—28.3%
21,193	1st United Bancorp, Inc.	$155,133
6,967	Ameris Bancorp(b)	148,188
3,697	AMERISAFE, Inc.	157,677
9,762	Apollo Commercial Real Estate Finance, Inc. REIT	166,052
6,131	Arlington Asset Investment Corp., Class A	162,165
11,858	Atlas Financial Holdings (Cayman Islands)(b)	165,538
13,231	Banc of California, Inc.	166,314
8,630	Bancorp, Inc. (The)(b)	136,527
3,939	Banner Corp.	155,748
6,273	Berkshire Hills Bancorp, Inc.	146,976
9,368	BNC Bancorp	152,698
17,233	Brookline Bancorp, Inc.	156,476
12,555	Calamos Asset Management, Inc., Class A	152,920
6,465	Capital Bank Financial Corp., Class A(b)	154,190
12,224	Capital City Bank Group, Inc.	169,914
4,676	Capital Southwest Corp.	164,128
14,866	Centerstate Banks, Inc.	163,080
66,261	China Housing & Land Development, Inc.(b)(c)	149,087
7,073	Cim Commercial Trust Corp. REIT	156,384
3,914	Community Trust Bancorp, Inc.	144,309
36,812	Cowen Group, Inc., Class A(b)	151,297
8,823	Cu Bancorp(b)	160,137
7,779	Customers Bancorp, Inc.(b)	171,371
7,794	CyrusOne, Inc. REIT	155,880
9,561	Dime Community Bancshares, Inc.	155,844
18,703	Doral Financial Corp. (Puerto Rico)(b)(c)	178,801
4,497	Eagle Bancorp, Inc.(b)	150,155
6,815	Ellington Financial LLC	161,311
4,569	EMC Insurance Group, Inc.	150,731
8,089	Enterprise Financial Services Corp.	144,550
7,228	Farmers Capital Bank Corp.(b)	150,993
6,285	FBR & Co.(b)	162,153
8,861	Federated National Holding Co.	172,169
8,544	First Bancorp.	147,042
3,441	First Business Financial Services, Inc.	155,568
17,958	First Commonwealth Financial Corp.	154,259
5,986	First Defiance Financial Corp.	161,742
15,994	First Financial Northwest, Inc.	163,139
7,502	First Merchants Corp.	159,192
7,604	Firsthand Technology Value Fund, Inc.(b)	148,734
7,705	Flushing Financial Corp.	148,090
9,120	Forestar Group, Inc.(b)	155,496
10,991	FXCM, Inc., Class A	170,141
15,018	Gain Capital Holdings, Inc.	151,682
16,105	Gladstone Capital Corp.(c)	155,735
19,630	Gladstone Investment Corp.	154,292
6,163	Global Indemnity PLC(b)	165,168
9,100	Golub Capital BDC, Inc.	152,152
16,010	GSV Capital Corp.(b)(c)	140,568
6,967	Hanmi Financial Corp.	148,188
4,460	HCI Group, Inc.	172,513
6,015	Heartland Financial USA, Inc.	146,164
11,538	Hercules Technology Growth Capital, Inc.	157,840
9,595	Heritage Financial Corp.	155,055
8,262	Heritage Financial Group, Inc.	159,043
7,950	ICG Group, Inc.(b)	162,021

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
28,233	Imperial Holdings, Inc.(b)(c)	$188,879
12,097	Independence Holding Co.	157,987
12,507	Independent Bank Corp.	162,841
4,123	Independent Bank Corp.	153,046
2,400	Infinity Property & Casualty Corp.	154,008
21,791	Intervest Bancshares Corp.(b)	164,958
8,630	INTL FCStone, Inc.(b)	163,280
8,037	Investment Technology Group, Inc.(b)	165,884
22,833	JMP Group, Inc.	157,776
3,368	Kansas City Life Insurance Co.	140,041
53,755	Ladenburg Thalmann Financial Services, Inc.(b)	146,751
4,036	Lakeland Financial Corp.	147,718
14,215	LNB Bancorp, Inc.	161,767
13,008	Maiden Holdings Ltd.	153,494
9,494	MainSource Financial Group, Inc.	156,936
27,846	Meadowbrook Insurance Group, Inc.	155,938
7,873	Mercantile Bank Corp.	153,602
3,620	Meta Financial Group, Inc.	151,714
664	National Western Life Insurance Co., Class A	154,878
2,644	Navigators Group, Inc. (The)(b)	150,629
11,157	New Mountain Finance Corp.	159,657
20,866	New York Mortgage Trust, Inc. REIT	153,782
12,624	Northfield Bancorp, Inc.	163,733
9,444	OFG Bancorp	161,115
5,787	Oppenheimer Holdings, Inc., Class A	147,337
7,379	Peapack Gladstone Financial Corp.	140,275
14,691	PennantPark Investment Corp.	157,194
3,137	Phoenix Cos., Inc. (The)(b)	138,091
6,246	PICO Holdings, Inc.(b)	145,219
3,545	Piper Jaffray Cos.(b)	155,484
19,121	RAIT Financial Trust REIT	156,410
6,583	Regional Management Corp.(b)	100,983
5,588	Renasant Corp.	152,105
42,166	Republic First Bancorp, Inc.(b)	186,374
6,850	S&T Bancorp, Inc.	159,331
7,319	Safeguard Scientifics, Inc.(b)	153,772
3,015	Safety Insurance Group, Inc.	161,936
6,499	Sandy Spring Bancorp, Inc.	156,301
4,356	Simmons First National Corp., Class A	157,513
9,224	Simplicity Bancorp, Inc.	159,944
9,177	State Bank Financial Corp.	152,155
12,823	Sterling Bancorp	153,363
4,621	Stewart Information Services Corp.	140,941
7,280	Suffolk Bancorp(b)	159,650
17,493	Summit Hotel Properties, Inc. REIT	158,487
9,809	TCP Capital Corp.	158,808
23,060	TrustCo Bank Corp.	152,427
11,945	United Financial Bancorp, Inc.	157,196
5,349	United Fire Group, Inc.	148,809
11,112	United Insurance Holdings Corp.	169,458
12,783	Universal Insurance Holdings, Inc.	187,015
15,625	Waterstone Financial, Inc.	162,656
5,100	WesBanco, Inc.	154,224
14,625	Wilshire Bancorp, Inc.	146,250
2,273	WSFS Financial Corp.	153,700
7,582	Yadkin Financial Corp.(b)	145,195

		17,481,737

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

73

PowerShares Zacks Micro Cap Portfolio (PZI) (continued)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care—8.9%
7,043	Addus HomeCare Corp.(b)	$152,270
22,768	Affymetrix, Inc.(b)	169,166
8,733	Albany Molecular Research, Inc.(b)	140,252
7,028	Almost Family, Inc.(b)	150,891
10,903	Amedisys, Inc.(b)	148,608
10,307	AngioDynamics, Inc.(b)	138,526
5,178	Ani Pharmaceuticals, Inc.(b)	161,088
3,950	Anika Therapeutics, Inc.(b)	168,823
9,887	Arrowhead Research Corp.(b)	107,768
16,089	Biotelemetry, Inc.(b)	127,747
8,603	Cambrex Corp.(b)	176,275
71,832	Catalyst Pharmaceutical Partners, Inc.(b)	149,411
29,409	Chelsea Therapeutics International Ltd.(b)(c)	143,516
40,585	China Cord Blood Corp. (Hong Kong)(b)	174,921
20,116	Cross Country Healthcare, Inc.(b)	142,622
16,299	CryoLife, Inc.	147,995
33,403	Five Star Quality Care, Inc.(b)	161,337
9,234	Fonar Corp.(b)	142,850
39,789	Idera Pharmaceuticals, Inc.(b)(c)	113,001
48,751	Inovio Pharmaceuticals, Inc.(b)(c)	115,540
8,526	Insmed, Inc.(b)	118,852
8,513	Invacare Corp.	134,505
18,179	Iridex Corp.(b)	151,431
11,352	Merit Medical Systems, Inc.(b)	146,100
6,292	Natus Medical, Inc.(b)	156,230
14,092	Nordion, Inc. (Canada)(b)	163,185
30,344	Pacific Biosciences of California, Inc.(b)	134,121
5,802	PharMerica Corp.(b)	157,756
5,740	Providence Service Corp. (The)(b)	233,101
12,624	Repligen Corp.(b)	200,090
22,547	Sinovac Biotech Ltd. (China)(b)	133,929
7,973	Stemline Therapeutics, Inc.(b)	122,067
34,177	Targacept, Inc.(b)	151,746
7,554	Tekmira Pharmaceuticals Corp. (Canada)(b)	100,393
10,058	Triple-S Management Corp., Class B (Puerto Rico)(b)	150,669
9,990	Vanda Pharmaceuticals, Inc.(b)	139,161
8,278	Zeltiq Aesthetics, Inc.(b)	151,405

		5,477,348

	Industrials—16.1%
8,081	Aceto Corp.	176,812
8,544	Adept Technology, Inc.(b)	102,186
16,464	Aegean Marine Petroleum Network, Inc. (Greece)	151,963
20,680	Air Transport Services Group, Inc.(b)	161,924
2,988	Alamo Group, Inc.	158,723
21,820	ARC Document Solutions, Inc.(b)	139,648
4,727	ARC Group Worldwide, Inc.(b)(c)	195,792
4,393	ArcBest Corp.	173,172
5,460	Argan, Inc.	146,164
26,100	Arotech Corp.(b)(c)	90,567
36,895	Ballard Power Systems, Inc. (Canada)(b)(c)	135,036
25,727	Baltic Trading Ltd.	154,105
13,285	Broadwind Energy, Inc.(b)	179,215
17,723	CBIZ, Inc.(b)	151,886
9,466	CDI Corp.	145,019
9,785	Ceco Environmental Corp.	155,484

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
41,308	China Recycling Energy Corp.(b)(c)	$128,468
6,060	Columbus McKinnon Corp.(b)	160,529
16,073	Covenant Transport Group, Inc., Class A(b)	164,748
12,488	CPI Aerostructures, Inc.(b)	168,213
21,645	Danaos Corp. (Greece)(b)	125,974
6,478	Ducommun, Inc.(b)	157,221
40,687	Eagle Bulk Shipping, Inc.(b)(c)	118,806
3,604	Engility Holdings, Inc.(b)	157,279
9,797	Ennis, Inc.	146,563
8,407	Erickson Air-Crane, Inc.(b)(c)	132,915
32,468	Fuel Tech, Inc.(b)	197,730
16,531	Furmanite Corp.(b)	173,245
8,603	Gibraltar Industries, Inc.(b)	146,939
37,319	Global Ship Lease, Inc., Class A (United Kingdom)(b)	141,812
13,596	Griffon Corp.	144,661
11,274	Hardinge, Inc.	150,621
11,629	Hawaiian Holdings, Inc.(b)	168,039
30,572	Highpower International, Inc. (China)(b)(c)	144,606
29,516	Hill International, Inc.(b)	198,348
4,078	ICF International, Inc.(b)	158,920
5,514	International Shipholding Corp.	148,547
21,559	Jinpan International Ltd. (China)	158,890
4,451	Kadant, Inc.	154,672
6,841	Kelly Services, Inc., Class A	144,071
21,530	Kratos Defense & Security Solutions, Inc.(b)	155,447
10,191	LS Starrett Co. (The), Class A	159,183
9,959	Manitex International, Inc.(b)	163,925
7,544	Marten Transport Ltd.	176,982
11,928	Mfri, Inc.(b)	129,896
4,638	Multi-Color Corp.	161,634
8,700	Navigant Consulting, Inc.(b)	146,160
8,241	NN, Inc.	161,276
4,489	Northwest Pipe Co.(b)	160,572
22,392	Orion Energy Systems, Inc.(b)	118,678
8,166	P.A.M. Transportation Services, Inc.(b)	203,252
23,699	Paragon Shipping, Inc., Class A (Greece)(b)(c)	132,951
2,891	Park-Ohio Holdings Corp.(b)	168,806
3,662	Patrick Industries, Inc.(b)	146,736
6,926	PowerSecure International, Inc.(b)	153,965
17,761	Republic Airways Holdings, Inc.(b)	147,594
17,052	Safe Bulkers, Inc. (Greece)(c)	138,462
4,249	Saia, Inc.(b)	174,931
12,723	SkyWest, Inc.	147,587
5,544	Sparton Corp.(b)	150,575
11,376	Star Bulk Carriers Corp. (Greece)(b)	135,147
21,056	Supreme Industries, Inc., Class A(b)	119,388
52,368	Ultrapetrol Bahamas Ltd. (Argentina)(b)	148,201
3,080	VSE Corp.	192,408
7,931	Willis Lease Finance Corp.(b)	159,889

		9,963,158

	Information Technology—15.6%
11,219	Alliance Fiber Optic Products, Inc.(c)	215,629
6,078	Ambarella Inc.(b)(c)	151,038
13,339	Amtech Systems, Inc.(b)	114,049
22,392	AudioCodes Ltd. (Israel)(b)	127,858

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

74

PowerShares Zacks Micro Cap Portfolio (PZI) (continued)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
13,060	Autobytel, Inc.(b)	$162,466
75,507	Axcelis Technologies, Inc.(b)	135,158
7,413	Bel Fuse, Inc., Class B	161,307
6,670	Black Box Corp.	141,804
8,245	Blucora, Inc.(b)	158,716
14,853	Brooks Automation, Inc.	151,946
43,994	Camtek Ltd. (Israel)(b)(c)	136,821
35,138	China Information Technology, Inc. (China)(b)	142,660
7,359	ChipMOS TECHNOLOGIES Bermuda Ltd. (Taiwan)	154,833
7,031	Clearfield, Inc.(b)	110,809
15,838	Clearone, Inc.(b)	160,914
5,095	Comtech Telecommunications Corp.	161,766
7,775	CTS Corp.	138,317
5,986	Datawatch Corp.(b)	80,991
9,314	Digital River, Inc.(b)	142,411
41,948	Dot Hill Systems Corp.(b)	173,245
18,789	DSP Group, Inc.(b)	149,561
21,967	Emulex Corp.(b)	157,064
52,537	Envivio, Inc.(b)	139,748
27,990	Extreme Networks, Inc.(b)	160,103
25,405	FormFactor, Inc.(b)	146,079
22,737	Harmonic, Inc.(b)	159,841
28,135	Imation Corp.(b)	121,543
10,440	Integrated Silicon Solution, Inc.(b)	150,962
16,736	Intevac, Inc.(b)	134,725
15,869	IntraLinks Holdings, Inc.(b)	145,201
14,303	IXYS Corp.	154,329
20,707	Lattice Semiconductor Corp.(b)	174,353
23,734	Livedeal, Inc.(b)(c)	105,379
18,220	LTX-Credence Corp.(b)	175,459
15,446	Marchex, Inc., Class B	142,876
49,797	Meetme, Inc.(b)(c)	138,436
12,289	Mercury Systems, Inc.(b)	171,554
38,378	ModusLink Global Solutions, Inc.(b)(c)	155,047
21,703	Monster Worldwide, Inc.(b)	149,534
15,272	NCI, Inc., Class A(b)	152,262
20,472	NeoPhotonics Corp.(b)	118,123
56,368	Newtek Business Services, Inc.(b)	155,576
52,368	Oclaro, Inc.(b)	178,051
63,167	On Track Innovations Ltd. (Israel)(b)	145,284
9,039	Oplink Communications, Inc.(b)	154,929
10,548	Orbotech Ltd. (Israel)(b)	155,478
7,989	PC Connection, Inc.	159,860
16,599	PCM, Inc.(b)	172,962
13,383	Perceptron, Inc.	157,919
8,959	Perficient, Inc.(b)	163,681
20,733	Pericom Semiconductor Corp.(b)	167,315
19,032	Photronics, Inc.(b)	165,198
14,379	Rubicon Technology, Inc.(b)(c)	145,659
20,017	Sapiens International Corp. NV (Curacao)(b)	157,534
18,877	ShoreTel, Inc.(b)	142,521
7,437	Sierra Wireless, Inc. (Canada)(b)(c)	160,342
34,105	Sigma Designs, Inc.(b)	128,576
2,617	Silicom Ltd. (Israel)	126,925
9,346	Super Micro Computer, Inc.(b)	190,285

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
22,516	TechTarget, Inc.(b)	$144,553
19,212	TTM Technologies, Inc.(b)	151,583
12,345	Ultra Clean Holdings, Inc.(b)	105,179
9,341	Vishay Precision Group, Inc.(b)	151,604
43,994	Westell Technologies, Inc., Class A(b)	143,420
38,469	Zhone Technologies, Inc.(b)(c)	106,559

		9,655,910

	Materials—2.3%
12,966	Core Molding Technologies, Inc.(b)	155,722
67,082	Gulf Resources, Inc. (China)(b)	123,431
4,026	Hi-Crush Partners LP	163,415
9,652	Horsehead Holding Corp.(b)	150,475
4,785	Materion Corp.	161,015
48,172	Nevsun Resources Ltd. (Canada)	175,346
5,656	Olympic Steel, Inc.	149,092
5,550	Suncoke Energy Partners LP	163,170
6,908	US Concrete, Inc.(b)	170,075

		1,411,741

	Telecommunication Services—1.4%
14,228	General Communication, Inc., Class A(b)	148,540
5,698	Hawaiian Telcom Holdco, Inc.(b)	151,681
11,173	Inteliquent, Inc.	152,400
21,616	Iridium Communications, Inc.(b)	144,179
5,028	Shenandoah Telecommunications Co.	140,935
8,934	USA Mobility, Inc.	153,039

		890,774

	Utilities—0.7%
12,317	Consolidated Water Co. Ltd. (Cayman Islands)	143,124
16,283	Genie Energy Ltd., Class B(b)	131,892
27,750	Star Gas Partners LP	176,212

		451,228

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $60,149,535)—99.9%	61,725,760

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—5.5%
3,407,046	Invesco Liquid Assets Portfolio—Institutional Class(d)(e) (Cost $3,407,046)	3,407,046

	Total Investments (Cost $63,556,581)—105.4%	65,132,806
	Other assets less liabilities—(5.4)%	(3,351,275)

	Net Assets—100.0%	$61,781,531

Investment Abbreviations:

REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

75

PowerShares Zacks Micro Cap Portfolio (PZI) (continued)

April 30, 2014

Notes	to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2014.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2G. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of April 30, 2014.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
Citibank	$3,172,639	$(3,172,639)	$—

*	Amount does not include excess collateral received, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

76

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Statements of Assets and Liabilities

April 30, 2014

	PowerShares Dynamic Large Cap Growth Portfolio (PWB)	PowerShares Dynamic Large Cap Value Portfolio (PWV)	PowerShares Fundamental Pure Large Core Portfolio (PXLC)	PowerShares Fundamental Pure Large Growth Portfolio (PXLG)
Assets:
Unaffiliated investments, at value(a).	$285,605,787	$800,952,461	$40,751,078	$106,236,192
Affiliated investments, at value	134,194	78,211	40,900	122,837

Total investments, at value	285,739,981	801,030,672	40,791,978	106,359,029
Foreign currencies, at value	—	—	—	—
Receivables:
Investments sold	6,426,016	—	—	—
Dividends	129,692	626,576	40,838	47,889
Foreign tax reclaims	—	—	—	—
Security lending	—	—	—	—
Expenses absorbed	—	—	—	—
Other assets	3,329	5,435	11,486	40,077

Total Assets	292,299,018	801,662,683	40,844,302	106,446,995

Liabilities:
Due to custodian	—	—	—	—
Payables:
Shares repurchased	6,383,040	—	—	—
Investments purchased	—	—	—	—
Collateral upon return of securities loaned	—	—	—	—
Accrued advisory fees	120,406	320,468	3,736	21,464
Accrued trustees’ and officer’s fees	26,422	31,743	11,774	7,317
Accrued expenses	94,592	222,569	58,396	96,490

Total Liabilities	6,624,460	574,780	73,906	125,271

Net Assets	$285,674,558	$801,087,903	$40,770,396	$106,321,724

Net Assets Consist of:
Shares of beneficial interest	$519,415,454	$835,613,999	$45,802,542	$90,775,115
Undistributed net investment income	197,491	1,589,571	30,948	202,298
Undistributed net realized gain (loss)	(257,303,442)	(147,998,068)	(10,822,366)	(1,125,458)
Net unrealized appreciation	23,365,055	111,882,401	5,759,272	16,469,769

Net Assets	$285,674,558	$801,087,903	$40,770,396	$106,321,724

Shares outstanding (unlimited amount authorized, $0.01 par value)	11,150,000	27,150,000	1,100,000	3,600,001
Net asset value	$25.62	$29.51	$37.06	$29.53

Market price	$25.62	$29.49	$37.08	$29.52

Unaffiliated investments, at cost	$262,240,732	$689,070,060	$34,991,806	$89,766,423

Affiliated investments, at cost	$134,194	$78,211	$40,900	$122,837

Total investments, at cost	$262,374,926	$689,148,271	$35,032,706	$89,889,260

Foreign currencies, at cost	$—	$—	$—	$—

(a) Includes securities on loan with an aggregate value of	$—	$—	$—	$—

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

78

PowerShares Fundamental Pure Large Value Portfolio (PXLV)	PowerShares Fundamental Pure Mid Core Portfolio (PXMC)	PowerShares Fundamental Pure Mid Growth Portfolio (PXMG)	PowerShares Fundamental Pure Mid Value Portfolio (PXMV)	PowerShares Fundamental Pure Small Core Portfolio (PXSC)	PowerShares Fundamental Pure Small Growth Portfolio (PXSG)	PowerShares Fundamental Pure Small Value Portfolio (PXSV)	PowerShares Zacks Micro Cap Portfolio (PZI)

$14,695,246	$30,494,757	$91,139,849	$42,708,760	$14,780,556	$29,871,276	$65,301,615	$61,725,760
17,692	422,145	487,205	1,785,849	43,639	1,236,169	2,083,214	3,407,046

14,712,938	30,916,902	91,627,054	44,494,609	14,824,195	31,107,445	67,384,829	65,132,806
—	—	—	150,595	—	—	—	—

—	—	—	216,850	7,219	24,116	—	259,773
25,876	5,978	29,214	27,250	5,415	12,253	37,147	10,816
—	—	—	—	—	—	—	138
—	—	—	3,397	—	2,519	12,703	26,371
5,960	1,889	—	2,600	7,117	2,942	—	—
14,406	25,852	14,177	3,332	5,204	36,724	8,389	2,935

14,759,180	30,950,621	91,670,445	44,898,633	14,849,150	31,185,999	67,443,068	65,432,839

—	—	—	66,772	—	—	—	140,561

—	—	—	—	—	—	—	—
—	—	—	268,118	5,805	29,760	—	—
—	—	—	1,785,849	—	1,186,531	1,980,542	3,407,046
—	—	23,671	—	—	—	187	17,314
6,305	11,282	18,617	12,609	10,938	12,159	13,711	13,506
52,155	72,192	73,018	56,320	48,761	85,338	72,847	72,881

58,460	83,474	115,306	2,189,668	65,504	1,313,788	2,067,287	3,651,308

$14,700,720	$30,867,147	$91,555,139	$42,708,965	$14,783,646	$29,872,211	$65,375,781	$61,781,531

$12,941,075	$37,846,610	$249,326,298	$80,502,922	$23,692,159	$76,643,733	$103,334,569	$151,403,203
47,012	39,889	197,674	59,531	21,797	173,520	76,309	365,535
(64,869)	(10,838,717)	(172,516,921)	(45,132,064)	(10,120,689)	(50,659,974)	(45,272,620)	(91,563,432)
1,777,502	3,819,365	14,548,088	7,278,576	1,190,379	3,714,932	7,237,523	1,576,225

$14,700,720	$30,867,147	$91,555,139	$42,708,965	$14,783,646	$29,872,211	$65,375,781	$61,781,531

500,001	850,000	3,050,000	1,650,000	450,000	1,250,000	2,650,000	3,800,000
$29.40	$36.31	$30.02	$25.88	$32.85	$23.90	$24.67	$16.26

$29.39	$36.25	$29.99	$25.87	$32.84	$23.89	$24.68	$16.25

$12,917,744	$26,726,869	$76,574,748	$35,443,864	$13,590,177	$26,156,344	$58,064,101	$60,149,535

$17,692	$370,668	$504,218	$1,785,849	$43,639	$1,236,169	$2,083,214	$3,407,046

$12,935,436	$27,097,537	$77,078,966	$37,229,713	$13,633,816	$27,392,513	$60,147,315	$63,556,581

$—	$—	$—	$136,915	$—	$—	$—	$—

$—	$—	$—	$1,741,934	$—	$1,165,981	$1,901,168	$3,172,639

79

Statements of Operations

For the year ended April 30, 2014

	PowerShares Dynamic Large Cap Growth Portfolio (PWB)	PowerShares Dynamic Large Cap Value Portfolio (PWV)	PowerShares Fundamental Pure Large Core Portfolio (PXLC)	PowerShares Fundamental Pure Large Growth Portfolio (PXLG)
Investment Income:
Unaffiliated dividend income	$2,522,864	$18,056,739	$761,033	$2,102,480
Affiliated dividend income	26	54	10	10
Securities lending income	—	—	—	—
Foreign withholding tax	—	—	—	(1,079)

Total Income	2,522,890	18,056,793	761,043	2,101,411

Expenses:
Advisory fees	1,251,441	3,462,943	98,670	273,026
Sub-licensing	75,087	207,777	18,102	55,024
Accounting & administration fees	49,170	136,726	36,058	36,058
Professional fees	29,274	35,636	28,895	25,819
Trustees’ and officer’s fees	15,287	26,737	9,450	11,255
Listing fee and expenses	8,294	8,647	7,520	7,520
Custodian & transfer agent fees	3,646	9,990	3,447	5,500
Other expenses	19,088	50,776	2,924	8,582

Total Expenses	1,451,287	3,939,232	205,066	422,784

Waivers	(179)	(389)	(72,442)	(55,680)

Net Expenses	1,451,108	3,938,843	132,624	367,104

Net Investment Income	1,071,782	14,117,950	628,419	1,734,307

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	3,392,769	(13,777,124)	(52,976)	(1,099,111)
In-kind redemptions	57,795,794	106,835,740	3,359,973	3,896,255
Foreign currencies	—	—	—	—

Net realized gain	61,188,563	93,058,616	3,306,997	2,797,144

Change in net unrealized appreciation (depreciation) on:
Investment securities	(17,475,378)	14,932,987	2,610,982	13,154,514
Foreign currencies	—	—	—	—

Net change in unrealized appreciation (depreciation)	(17,475,378)	14,932,987	2,610,982	13,154,514

Net realized and unrealized gain	43,713,185	107,991,603	5,917,979	15,951,658

Net increase in net assets resulting from operations	$44,784,967	$122,109,553	$6,546,398	$17,685,965

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

80

PowerShares Fundamental Pure Large Value Portfolio (PXLV)	PowerShares Fundamental Pure Mid Core Portfolio (PXMC)	PowerShares Fundamental Pure Mid Growth Portfolio (PXMG)	PowerShares Fundamental Pure Mid Value Portfolio (PXMV)	PowerShares Fundamental Pure Small Core Portfolio (PXSC)	PowerShares Fundamental Pure Small Growth Portfolio (PXSG)	PowerShares Fundamental Pure Small Value Portfolio (PXSV)	PowerShares Zacks Micro Cap Portfolio (PZI)

$334,068	$407,072	$1,354,992	$705,158	$228,901	$335,652	$941,026	$908,167
7	8,739	12,527	1	11	15,579	14	14
—	—	—	9,876	—	10,562	35,372	175,006
—	(399)	—	—	(646)	(28)	(537)	(1,433)

334,075	415,412	1,367,519	715,035	228,266	361,765	975,875	1,081,754

35,699	76,415	251,557	106,133	45,815	81,451	166,644	271,662
6,646	14,158	46,534	19,338	8,523	14,892	30,598	54,361
36,058	36,058	36,058	36,058	36,058	36,058	36,058	36,058
24,456	28,209	33,893	30,834	28,074	32,688	27,399	20,832
8,915	9,289	11,034	9,547	9,027	9,263	10,101	9,930
7,520	8,294	7,520	7,520	7,520	7,520	7,520	8,647
5,263	5,403	5,741	13,056	6,124	9,235	23,613	10,794
5,035	4,681	(1,429)	4,968	7,241	6,622	10,726	18,314

129,592	182,507	390,908	227,454	148,382	197,729	312,659	430,598

(81,627)	(79,806)	(52,719)	(84,727)	(86,835)	(88,267)	(88,634)	(50,309)

47,965	102,701	338,189	142,727	61,547	109,462	224,025	380,289

286,110	312,711	1,029,330	572,308	166,719	252,303	751,850	701,465

(47,318)	(316,435)	(1,101,744)	(61,583)	(314,704)	(780,799)	75,184	(485,536)
788,535	2,850,773	7,843,778	4,058,270	3,025,277	3,577,003	8,406,488	10,618,066
—	—	—	—	—	—	10	(1,711)

741,217	2,534,338	6,742,034	3,996,687	2,710,573	2,796,204	8,481,682	10,130,819

1,060,399	2,159,025	5,747,374	3,633,213	(109,024)	2,457,284	3,919,692	(1,735,740)
—	—	—	7,403	—	—	9	1,000

1,060,399	2,159,025	5,747,374	3,640,616	(109,024)	2,457,284	3,919,701	(1,734,740)

1,801,616	4,693,363	12,489,408	7,637,303	2,601,549	5,253,488	12,401,383	8,396,079

$2,087,726	$5,006,074	$13,518,738	$8,209,611	$2,768,268	$5,505,791	$13,153,233	$9,097,544

81

Statements of Changes in Net Assets

For the years ended April 30, 2014 and 2013

	PowerShares Dynamic Large Cap Growth Portfolio (PWB)		PowerShares Dynamic Large Cap Value Portfolio (PWV)
	2014	2013	2014	2013
Operations:
Net investment income	$1,071,782	$2,024,457	$14,117,950	$10,894,233
Net realized gain	61,188,563	21,861,235	93,058,616	37,231,755
Net change in unrealized appreciation (depreciation)	(17,475,378)	2,739,360	14,932,987	57,544,945

Net increase in net assets resulting from operations	44,784,967	26,625,052	122,109,553	105,670,933

Distributions to Shareholders from:
Net investment income	(1,108,791)	(1,990,554)	(13,897,107)	(10,900,743)
Net realized gains	—	—	—	—

Total distributions to shareholders	(1,108,791)	(1,990,554)	(13,897,107)	(10,900,743)

Shareholder Transactions:
Proceeds from shares sold	323,660,690	166,875,738	868,969,018	450,245,291
Value of shares repurchased	(294,559,223)	(169,626,504)	(750,918,793)	(389,930,643)

Net increase (decrease) in net assets resulting from shares transactions	29,101,467	(2,750,766)	118,050,225	60,314,648

Increase (Decrease) in Net Assets	72,777,643	21,883,732	226,262,671	155,084,838

Net Assets:
Beginning of year	212,896,915	191,013,183	574,825,232	419,740,394

End of year	$285,674,558	$212,896,915	$801,087,903	$574,825,232

Undistributed net investment income at end of year	$197,491	$234,500	$1,589,571	$1,368,728

Changes in Shares Outstanding:
Shares sold	13,350,000	8,950,000	32,150,000	20,750,000
Shares repurchased	(12,200,000)	(9,150,000)	(27,800,000)	(18,200,000)
Shares outstanding, beginning of year	10,000,000	10,200,000	22,800,000	20,250,000

Shares outstanding, end of year	11,150,000	10,000,000	27,150,000	22,800,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

82

PowerShares Fundamental Pure Large Core Portfolio (PXLC)		PowerShares Fundamental Pure Large Growth Portfolio (PXLG)		PowerShares Fundamental Pure Large Value Portfolio (PXLV)		PowerShares Fundamental Pure Mid Core Portfolio (PXMC)
2014	2013	2014	2013	2014	2013	2014	2013

$628,419	$608,250	$1,734,307	$384,170	$286,110	$141,166	$312,711	$283,696
3,306,997	2,361,514	2,797,144	1,834,815	741,217	882,558	2,534,338	941,088
2,610,982	1,527,836	13,154,514	3,127,962	1,060,399	211,524	2,159,025	1,551,100

6,546,398	4,497,600	17,685,965	5,346,947	2,087,726	1,235,248	5,006,074	2,775,884

(612,506)	(662,935)	(2,133,201)	(166,518)	(263,618)	(147,580)	(309,864)	(280,344)
—	—	(65,835)	—	(7,335)	—	—	—

(612,506)	(662,935)	(2,199,036)	(166,518)	(270,953)	(147,580)	(309,864)	(280,344)

21,427,256	10,362,143	30,772,536	97,586,544	8,206,110	2,477,129	17,246,882	2,985,502
(14,464,293)	(11,649,294)	(22,754,152)	(24,390,578)	(2,871,073)	(4,164,302)	(10,844,266)	(4,335,466)

6,962,963	(1,287,151)	8,018,384	73,195,966	5,335,037	(1,687,173)	6,402,616	(1,349,964)

12,896,855	2,547,514	23,505,313	78,376,395	7,151,810	(599,505)	11,098,826	1,145,576

27,873,541	25,326,027	82,816,411	4,440,016	7,548,910	8,148,415	19,768,321	18,622,745

$40,770,396	$27,873,541	$106,321,724	$82,816,411	$14,700,720	$7,548,910	$30,867,147	$19,768,321

$30,948	$15,035	$202,298	$233,801	$47,012	$11,501	$39,889	$37,042

600,000	350,000	1,100,000	4,100,000	300,000	100,000	500,000	100,000
(400,000)	(400,000)	(800,000)	(1,000,000)	(100,000)	(200,000)	(300,000)	(150,000)
900,000	950,000	3,300,001	200,001	300,001	400,001	650,000	700,000

1,100,000	900,000	3,600,001	3,300,001	500,001	300,001	850,000	650,000

83

Statements of Changes in Net Assets (continued)

For the years ended April 30, 2014 and 2013

	PowerShares Fundamental Pure Mid Growth Portfolio (PXMG)		PowerShares Fundamental Pure Mid Value Portfolio (PXMV)
	2014	2013	2014	2013
Operations:
Net investment income	$1,029,330	$904,339	$572,308	$607,661
Net realized gain	6,742,034	3,643,371	3,996,687	2,891,074
Net change in unrealized appreciation (depreciation)	5,747,374	7,042,985	3,640,616	2,887,178

Net increase in net assets resulting from operations	13,518,738	11,590,695	8,209,611	6,385,913

Distributions to Shareholders from:
Net investment income	(1,178,058)	(795,069)	(549,786)	(648,717)
Net realized gains	—	—	—	—

Total distributions to shareholders	(1,178,058)	(795,069)	(549,786)	(648,717)

Shareholder Transactions:
Proceeds from shares sold	24,086,636	16,376,600	18,202,301	4,102,250
Value of shares repurchased	(26,973,280)	(32,274,525)	(11,473,851)	(13,926,465)

Net increase (decrease) in net assets resulting from shares transactions	(2,886,644)	(15,897,925)	6,728,450	(9,824,215)

Increase (Decrease) in Net Assets	9,454,036	(5,102,299)	14,388,275	(4,087,019)

Net Assets:
Beginning of year	82,101,103	87,203,402	28,320,690	32,407,709

End of year	$91,555,139	$82,101,103	$42,708,965	$28,320,690

Undistributed net investment income at end of year	$197,674	$346,402	$59,531	$37,009

Changes in Shares Outstanding:
Shares sold	800,000	650,000	750,000	200,000
Shares repurchased	(900,000)	(1,350,000)	(450,000)	(750,000)
Shares outstanding, beginning of year	3,150,000	3,850,000	1,350,000	1,900,000

Shares outstanding, end of year	3,050,000	3,150,000	1,650,000	1,350,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

84

PowerShares Fundamental Pure Small Core Portfolio (PXSC)		PowerShares Fundamental Pure Small Growth Portfolio (PXSG)		PowerShares Fundamental Pure Small Value Portfolio (PXSV)		PowerShares Zacks Micro Cap Portfolio (PZI)
2014	2013	2014	2013	2014	2013	2014	2013

$166,719	$259,345	$252,303	$196,216	$751,850	$873,607	$701,465	$531,305
2,710,573	810,582	2,796,204	1,224,815	8,481,682	5,434,528	10,130,819	4,356,483
(109,024)	1,020,540	2,457,284	1,497,396	3,919,701	2,795,165	(1,734,740)	1,125,876

2,768,268	2,090,467	5,505,791	2,918,427	13,153,233	9,103,300	9,097,544	6,013,664

(198,389)	(259,833)	(268,388)	(218,960)	(729,968)	(957,949)	(512,267)	(557,741)
—	—	—	—	—	—	—	—

(198,389)	(259,833)	(268,388)	(218,960)	(729,968)	(957,949)	(512,267)	(557,741)

9,749,513	2,734,348	8,700,003	4,953,667	28,894,203	9,762,249	48,525,479	34,331,596
(12,825,382)	(5,010,393)	(10,711,283)	(11,919,697)	(24,025,732)	(22,135,140)	(37,384,029)	(31,751,422)

(3,075,869)	(2,276,045)	(2,011,280)	(6,966,030)	4,868,471	(12,372,891)	11,141,450	2,580,174

(505,990)	(445,411)	3,226,123	(4,266,563)	17,291,736	(4,227,540)	19,726,727	8,036,097

15,289,636	15,735,047	26,646,088	30,912,651	48,084,045	52,311,585	42,054,804	34,018,707

$14,783,646	$15,289,636	$29,872,211	$26,646,088	$65,375,781	$48,084,045	$61,781,531	$42,054,804

$21,797	$53,467	$173,520	$189,920	$76,309	$59,627	$365,535	$128,568

300,000	100,000	350,000	250,000	1,150,000	500,000	3,050,000	2,700,000
(400,000)	(200,000)	(450,000)	(650,000)	(950,000)	(1,250,000)	(2,350,000)	(2,600,000)
550,000	650,000	1,350,000	1,750,000	2,450,000	3,200,000	3,100,000	3,000,000

450,000	550,000	1,250,000	1,350,000	2,650,000	2,450,000	3,800,000	3,100,000

85

Financial Highlights

PowerShares Dynamic Large Cap Growth Portfolio (PWB)

	Year Ended April 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$21.29	$18.73	$17.63	$14.91	$11.03
Net investment income(a)	0.10	0.21	0.15	0.11	0.06
Net realized and unrealized gain on investments	4.34	2.55	1.09	2.72	3.91
Total from investment operations	4.44	2.76	1.24	2.83	3.97
Distributions to shareholders from:
Net investment income	(0.11)	(0.20)	(0.14)	(0.11)	(0.09)
Net asset value at end of year	$25.62	$21.29	$18.73	$17.63	$14.91
Market price at end of year(b)	$25.62	$21.28	$18.72	$17.63	$14.91
Net Asset Value Total Return(c)	20.91%	14.91%	7.18%	19.08%	36.15%
Market Price Total Return(c)	20.96%	14.92%	7.12%	19.08%	36.15%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$285,675	$212,897	$191,013	$196,574	$230,334
Ratio to average net assets of:
Expenses, after Waivers	0.58%	0.59%	0.61%	0.63%	0.61%
Expenses, prior to Waivers	0.58%	0.59%	0.62%	0.64%	0.61%
Net investment income, after Waivers	0.43%	1.08%	0.89%	0.73%	0.45%
Portfolio turnover rate(d)	123%	47%	64%	45%	67%

PowerShares Dynamic Large Cap Value Portfolio (PWV)

	Year Ended April 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$25.21	$20.73	$20.35	$18.05	$13.54
Net investment income(a)	0.55	0.52	0.46	0.40	0.39
Net realized and unrealized gain on investments	4.30	4.48	0.38	2.33	4.52
Total from investment operations	4.85	5.00	0.84	2.73	4.91
Distributions to shareholders from:
Net investment income	(0.55)	(0.52)	(0.46)	(0.43)	(0.40)
Net asset value at end of year	$29.51	$25.21	$20.73	$20.35	$18.05
Market price at end of year(b)	$29.49	$25.22	$20.71	$20.36	$18.05
Net Asset Value Total Return(c)	19.48%	24.55%	4.34%	15.50%	36.69%
Market Price Total Return(c)	19.35%	24.72%	4.20%	15.49%	36.67%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$801,088	$574,825	$419,740	$422,319	$349,265
Ratio to average net assets of:
Expenses, after Waivers	0.57%	0.59%	0.59%	0.61%	0.63%
Expenses, prior to Waivers	0.57%	0.59%	0.59%	0.61%	0.60%
Net investment income, after Waivers	2.04%	2.36%	2.39%	2.22%	2.46%
Portfolio turnover rate(d)	103%	58%	41%	40%	47%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

86

Financial Highlights (continued)

PowerShares Fundamental Pure Large Core Portfolio (PXLC)

	Year Ended April 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$30.97	$26.66	$26.42	$23.26	$17.56
Net investment income(a)	0.63	0.65	0.57	0.37	0.27
Net realized and unrealized gain on investments	6.03	4.35	0.32	3.16	5.74
Total from investment operations	6.66	5.00	0.89	3.53	6.01
Distributions to shareholders from:
Net investment income	(0.57)	(0.69)	(0.65)	(0.37)	(0.31)
Net asset value at end of year	$37.06	$30.97	$26.66	$26.42	$23.26
Market price at end of year(b)	$37.08	$30.98	$26.66	$26.42	$23.26
Net Asset Value Total Return(c)	21.69%	19.10%	3.64%	15.40%	34.56%
Market Price Total Return(c)	21.72%	19.15%	3.64%	15.40%	34.64%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$40,770	$27,874	$25,326	$35,673	$38,376
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.43%	0.65%	0.65%
Expenses, prior to Waivers	0.60%	0.80%	0.90%	0.99%	0.88%
Net investment income, after Waivers	1.85%	2.38%	2.32%	1.61%	1.32%
Portfolio turnover rate(d)	38%	43%	58%	41%	62%

PowerShares Fundamental Pure Large Growth Portfolio (PXLG)

	Year Ended April 30,		For the Period June 13, 2011(e) Through April 30, 2012
	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$25.10	$22.20	$20.00
Net investment income(a)	0.50	0.39	0.28
Net realized and unrealized gain on investments	4.57	2.87	2.09
Total from investment operations	5.07	3.26	2.37
Distributions to shareholders from:
Net investment income	(0.62)	(0.36)	(0.17)
Net realized gain capital gains	(0.02)	—	—
Total distributions	(0.64)	(0.36)	(0.17)
Net asset value at end of year	$29.53	$25.10	$22.20
Market price at end of year(b)	$29.52	$25.08	$22.19
Net Asset Value Total Return(c)	20.54%	14.87%	11.99	%(f)
Market Price Total Return(c)	20.59%	14.83%	11.94	%(f)
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$106,322	$82,816	$4,440
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39	%(g)
Expenses, prior to Waivers	0.45%	0.79%	7.69	%(g)
Net investment income, after Waivers	1.84%	1.63%	1.54	%(g)
Portfolio turnover rate(d)	22%	90%	3%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.
(e)	Commencement of Investment Operations.
(f)	The net asset value total return from Fund Inception (June 16, 2011, the first day of trading on the Exchange) to April 30, 2012 was 13.81%. The market price total return from Fund Inception to April 30, 2012 was 13.87%.
(g)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

87

Financial Highlights (continued)

PowerShares Fundamental Pure Large Value Portfolio (PXLV)

	Year Ended April 30,		For the Period June 13, 2011(a) Through April 30, 2012
	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$25.16	$20.37	$20.00
Net investment income(b)	0.63	0.52	0.39
Net realized and unrealized gain on investments	4.17	4.77	0.33
Total from investment operations	4.80	5.29	0.72
Distributions to shareholders from:
Net investment income	(0.54)	(0.50)	(0.35)
Net realized gains	(0.02)	—	—
Total distributions	(0.56)	(0.50)	(0.35)
Net asset value at end of year	$29.40	$25.16	$20.37
Market price at end of year(c)	$29.39	$25.16	$20.35
Net Asset Value Total Return(d)	19.27%	26.41%	3.80	%(e)
Market Price Total Return(d)	19.23%	26.53%	3.70	%(e)
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$14,701	$7,549	$8,148
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39	%(f)
Expenses, prior to Waivers	1.05%	2.10%	2.87	%(f)
Net investment income, after Waivers	2.32%	2.43%	2.38	%(f)
Portfolio turnover rate(g)	23%	9%	2%

PowerShares Fundamental Pure Mid Core Portfolio (PXMC)

	Year Ended April 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$30.41	$26.60	$27.15	$23.05	$16.30
Net investment income(b)	0.40	0.43	0.29	0.21	0.18
Net realized and unrealized gain (loss) on investments	5.90	3.80	(0.57)	4.10	6.73
Total from investment operations	6.30	4.23	(0.28)	4.31	6.91
Distributions to shareholders from:
Net investment income	(0.40)	(0.42)	(0.27)	(0.21)	(0.16)
Net asset value at end of year	$36.31	$30.41	$26.60	$27.15	$23.05
Market price at end of year(c)	$36.25	$30.39	$26.62	$27.15	$23.04
Net Asset Value Total Return(d)	20.85%	16.16%	(0.93)%	18.84%	42.59%
Market Price Total Return(d)	20.73%	16.00%	(0.85)%	18.89%	42.62%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$30,867	$19,768	$18,623	$23,081	$25,353
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.43%	0.65%	0.65%
Expenses, prior to Waivers	0.69%	1.00%	1.01%	1.20%	1.11%
Net investment income, after Waivers	1.19%	1.58%	1.16%	0.88%	0.92%
Portfolio turnover rate(g)	50%	38%	83%	47%	76%

(a)	Commencement of Investment Operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (June 16, 2011, the first day of trading on the Exchange) to April 30, 2012 was 5.17%. The market price total return from Fund Inception to April 30, 2012 was 5.23%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights (continued)

PowerShares Fundamental Pure Mid Growth Portfolio (PXMG)

	Year Ended April 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$26.06	$22.65	$24.13	$19.11	$13.87
Net investment income (loss)(a)	0.33	0.26	0.13	(0.01)	0.00	(b)
Net realized and unrealized gain (loss) on investments	4.01	3.38	(1.53)	5.09	5.25
Total from investment operations	4.34	3.64	(1.40)	5.08	5.25
Distributions to shareholders from:
Net investment income	(0.38)	(0.23)	(0.08)	—	(0.00	)(b)
Return of capital	—	—	—	(0.06)	(0.01)
Total distributions	(0.38)	(0.23)	(0.08)	(0.06)	(0.01)
Net asset value at end of year	$30.02	$26.06	$22.65	$24.13	$19.11
Market price at end of year(c)	$29.99	$26.04	$22.63	$24.13	$19.10
Net Asset Value Total Return(d)	16.80%	16.23%	(5.74)%	26.61%	37.89%
Market Price Total Return(d)	16.77%	16.25%	(5.83)%	26.67%	38.02%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$91,555	$82,101	$87,203	$130,290	$128,044
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.43%	0.63%	0.63%
Expenses, prior to Waivers	0.45%	0.54%	0.55%	0.69%	0.66%
Net investment income (loss), after Waivers	1.19%	1.14%	0.61%	(0.06)%	0.03%
Portfolio turnover rate(e)	33%	33%	75%	49%	75%

PowerShares Fundamental Pure Mid Value Portfolio (PXMV)

	Year Ended April 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$20.98	$17.06	$17.07	$15.37	$11.16
Net investment income(a)	0.37	0.37	0.25	0.15	0.23
Net realized and unrealized gain (loss) on investments	4.87	3.94	(0.03)	1.70	4.24
Total from investment operations	5.24	4.31	0.22	1.85	4.47
Distributions to shareholders from:
Net investment income	(0.34)	(0.39)	(0.23)	(0.15)	(0.26)
Net asset value at end of year	$25.88	$20.98	$17.06	$17.07	$15.37
Market price at end of year(c)	$25.87	$20.98	$17.04	$17.07	$15.36
Net Asset Value Total Return(d)	25.19%	25.74%	1.42%	12.16%	40.58%
Market Price Total Return(d)	25.14%	25.89%	1.30%	12.24%	40.88%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$42,709	$28,321	$32,408	$40,970	$43,818
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.43%	0.63%	0.63%
Expenses, prior to Waivers	0.62%	0.82%	0.79%	0.91%	0.84%
Net investment income, after Waivers	1.56%	2.08%	1.57%	0.99%	1.76%
Portfolio turnover rate(e)	33%	25%	83%	65%	86%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights (continued)

PowerShares Fundamental Pure Small Core Portfolio (PXSC)

	Year Ended April 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$27.80	$24.21	$25.32	$21.07	$15.03
Net investment income(a)	0.33	0.46	0.22	0.09	0.11
Net realized and unrealized gain (loss) on investments	5.12	3.60	(1.18)	4.25	6.08
Total from investment operations	5.45	4.06	(0.96)	4.34	6.19
Distributions to shareholders from:
Net investment income	(0.40)	(0.47)	(0.15)	(0.09)	(0.14)
Return of capital	—	—	—	—	(0.01)
Total distributions	(0.40)	(0.47)	(0.15)	(0.09)	(0.15)
Net asset value at end of year	$32.85	$27.80	$24.21	$25.32	$21.07
Market price at end of year(b)	$32.84	$27.76	$24.18	$25.33	$21.05
Net Asset Value Total Return(c)	19.76%	17.05%	(3.70)%	20.64%	41.37%
Market Price Total Return(c)	19.90%	17.03%	(3.85)%	20.80%	41.52%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$14,784	$15,290	$15,735	$18,991	$18,960
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.43%	0.65%	0.65%
Expenses, prior to Waivers	0.94%	1.22%	1.25%	1.41%	1.26%
Net investment income, after Waivers	1.06%	1.88%	0.97%	0.42%	0.59%
Portfolio turnover rate(d)	50%	45%	97%	68%	93%

PowerShares Fundamental Pure Small Growth Portfolio (PXSG)

	Year Ended April 30,
	2014		2013		2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$19.74		$17.66		$19.03	$14.12	$10.49
Net investment income (loss)(a)	0.20		0.13		0.07	(0.05)	0.05
Net realized and unrealized gain (loss) on investments	4.17		2.08		(1.44)	4.96	3.67
Total from investment operations	4.37		2.21		(1.37)	4.91	3.72
Distributions to shareholders from:
Net investment income	(0.21)		(0.13)		—	—	(0.07)
Return of capital	—		—		—	—	(0.02)
Total distributions	(0.21)		(0.13)		—	—	(0.09)
Net asset value at end of year	$23.90		$19.74		$17.66	$19.03	$14.12
Market price at end of year(b)	$23.89		$19.72		$17.64	$19.05	$14.10
Net Asset Value Total Return(c)	22.31%		12.63%		(7.20)%	34.77%	35.60%
Market Price Total Return(c)	22.38%		12.65%		(7.40)%	35.11%	35.54%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$29,872		$26,646		$30,913	$109,451	$32,473
Ratio to average net assets of:
Expenses, after Waivers	0.39	%(e)	0.39	%(e)	0.48%	0.63%	0.63%
Expenses, prior to Waivers	0.70	%(e)	0.92	%(e)	0.69%	0.93%	0.94%
Net investment income (loss), after Waivers	0.90%		0.72%		0.41%	(0.37)%	0.41%
Portfolio turnover rate(d)	39%		39%		189%	57%	113%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net assets value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning at the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the expense ratio shown. Estimated investment company expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the funds that the Fund invests in. The effect of the estimated investment company expenses that the Fund bears indirectly is included in the Fund’s total return.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights (continued)

PowerShares Fundamental Pure Small Value Portfolio (PXSV)

	Year Ended April 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$19.63	$16.35	$17.07	$14.64	$10.38
Net investment income(a)	0.30	0.32	0.19	0.16	0.09
Net realized and unrealized gain (loss) on investments	5.03	3.31	(0.72)	2.45	4.25
Total from investment operations	5.33	3.63	(0.53)	2.61	4.34
Distributions to shareholders from:
Net investment income	(0.29)	(0.35)	(0.19)	(0.18)	(0.08)
Net asset value at end of year	$24.67	$19.63	$16.35	$17.07	$14.64
Market price at end of year(b)	$24.68	$19.61	$16.33	$17.08	$14.62
Net Asset Value Total Return(c)	27.29%	22.56%	(3.01)%	18.03%	42.03%
Market Price Total Return(c)	27.47%	22.58%	(3.18)%	18.26%	42.11%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$65,376	$48,084	$52,312	$72,540	$72,453
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.43%	0.63%	0.63%
Expenses, prior to Waivers	0.54%	0.70%	0.64%	0.80%	0.74%
Net investment income, after Waivers	1.31%	1.87%	1.28%	1.14%	0.73%
Portfolio turnover rate(d)	43%	31%	109%	90%	116%
PowerShares Zacks Micro Cap Portfolio (PZI)

	Year Ended April 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$13.57	$11.34	$12.53	$11.69	$8.10
Net investment income(a)	0.20	0.20	0.10	0.04	0.04
Net realized and unrealized gain (loss) on investments	2.65	2.25	(1.16)	0.88	3.62
Total from investment operations	2.85	2.45	(1.06)	0.92	3.66
Distributions to shareholders from:
Net investment income	(0.16)	(0.22)	(0.13)	(0.08)	(0.07)
Net asset value at end of year	$16.26	$13.57	$11.34	$12.53	$11.69
Market price at end of year(b)	$16.25	$13.54	$11.32	$12.52	$11.68
Net Asset Value Total Return(c)	21.06%	21.95%	(8.34)%	7.97%	45.49%
Market Price Total Return(c)	21.25%	21.90%	(8.42)%	7.97%	45.37%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$61,782	$42,055	$34,019	$98,964	$53,758
Ratio to average net assets of:
Expenses, after Waivers(e)	0.70%	0.70%	0.70%	0.70%	0.70%
Expenses, prior to Waivers(e)	0.79%	0.98%	0.92%	0.85%	0.93%
Net investment income, after Waivers	1.29%	1.72%	0.92%	0.39%	0.38%
Portfolio turnover rate(d)	123%	96%	67%	61%	78%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the expense ratio shown. Estimated investment company expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the funds that the Fund invests in. The effect of the estimated investment company expenses that the Fund bears indirectly is included in the Fund’s total return.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust

April 30, 2014

Note 1. Organization

PowerShares Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of April 30, 2014, the Trust offered fifty-three portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares Dynamic Large Cap Growth Portfolio (PWB)	“Dynamic Large Cap Growth Portfolio”
PowerShares Dynamic Large Cap Value Portfolio (PWV)	“Dynamic Large Cap Value Portfolio”
PowerShares Fundamental Pure Large Core Portfolio (PXLC)	“Fundamental Pure Large Core Portfolio”
PowerShares Fundamental Pure Large Growth Portfolio (PXLG)	“Fundamental Pure Large Growth Portfolio”
PowerShares Fundamental Pure Large Value Portfolio (PXLV)	“Fundamental Pure Large Value Portfolio”
PowerShares Fundamental Pure Mid Core Portfolio (PXMC)	“Fundamental Pure Mid Core Portfolio”
PowerShares Fundamental Pure Mid Growth Portfolio (PXMG)	“Fundamental Pure Mid Growth Portfolio”
PowerShares Fundamental Pure Mid Value Portfolio (PXMV)	“Fundamental Pure Mid Value Portfolio”
PowerShares Fundamental Pure Small Core Portfolio (PXSC)	“Fundamental Pure Small Core Portfolio”
PowerShares Fundamental Pure Small Growth Portfolio (PXSG)	“Fundamental Pure Small Growth Portfolio”
PowerShares Fundamental Pure Small Value Portfolio (PXSV)	“Fundamental Pure Small Value Portfolio”
PowerShares Zacks Micro Cap Portfolio (PZI)	“Zacks Micro Cap Portfolio”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc.

The market prices of each Fund’s Shares may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
Dynamic Large Cap Growth Portfolio	Dynamic Large Cap Growth IntellidexSM Index
Dynamic Large Cap Value Portfolio	Dynamic Large Cap Value IntellidexSM Index
Fundamental Pure Large Core Portfolio	RAFI® Fundamental Large Core Index
Fundamental Pure Large Growth Portfolio	RAFI® Fundamental Large Growth Index
Fundamental Pure Large Value Portfolio	RAFI® Fundamental Large Value Index
Fundamental Pure Mid Core Portfolio	RAFI® Fundamental Mid Core Index
Fundamental Pure Mid Growth Portfolio	RAFI® Fundamental Mid Growth Index
Fundamental Pure Mid Value Portfolio	RAFI® Fundamental Mid Value Index
Fundamental Pure Small Core Portfolio	RAFI® Fundamental Small Core Index
Fundamental Pure Small Growth Portfolio	RAFI® Fundamental Small Growth Index
Fundamental Pure Small Value Portfolio	RAFI® Fundamental Small Value Index
Zacks Micro Cap Portfolio	Zacks Micro Cap IndexTM

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

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A. Security Valuation

Securities, including restricted securities, are valued according to the following policies.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. When such securities are valued by an independent pricing service they may be considered fair valued. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining NAV per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco PowerShares Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of each Fund’s investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

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B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Equity Risk. Equity risk is the risk that the value of the securities that each Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities a Fund holds participate or factors relating to specific companies in which the Funds invest. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, each Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund’s NAV.

Non-Diversified Fund Risk. Fundamental Pure Large Growth Portfolio and Fundamental Pure Large Value Portfolio are non-diversified and can invest a greater portion of its assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Core Risk. For Fundamental Pure Large Core Portfolio, Fundamental Pure Mid Core Portfolio and Fundamental Pure Small Core Portfolio, the returns on “core” securities may or may not move in tandem with the returns on other styles of investing or the overall stock market. Thus, the value of each Fund’s investments will vary and at times may be lower or higher than that of other types of investments.

“Fundamentally Large” Company Risk. For Fundamental Pure Large Core Portfolio, Fundamental Pure Large Growth Portfolio and Fundamental Pure Large Value Portfolio, returns on investments in common stocks of “fundamentally large” U.S. companies could trail the returns on investments in common stocks of smaller companies or other large companies based on market capitalization.

“Fundamentally Mid-Sized” Company Risk. For Fundamental Pure Mid Core Portfolio, Fundamental Pure Mid Growth Portfolio and Fundamental Pure Mid Value Portfolio, investing in common stocks of “fundamentally mid-sized” companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ common stocks may be more volatile and less liquid than those of more established companies. These common stocks may have returns that vary, sometimes significantly, from the overall stock market. Often “fundamentally mid-sized” companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

“Fundamentally Small” Company Risk. For Fundamental Pure Small Core Portfolio, Fundamental Pure Small Growth Portfolio and Fundamental Pure Small Value Portfolio, investing in common stocks of “fundamentally small” companies involves greater risk than customarily in associated with investing in larger, more established companies. These companies’ common stocks may be more volatile and less liquid than those of more established companies. These common stocks may have returns that vary, sometimes significantly, from the overall stock market. Often “fundamentally small” companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Growth Risk. For Dynamic Large Cap Growth Portfolio, Fundamental Pure Large Growth Portfolio, Fundamental Pure Mid Growth Portfolio and Fundamental Pure Small Growth Portfolio, the market values of “growth” securities may be more volatile than other types of investments. The returns on “growth” securities may or may not move in tandem with the returns on other styles of investing or the overall stock market. Thus, the value of each Fund’s investments will vary and at times may be lower or higher than that of other types of investments.

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Micro Capitalization Company Risk. Zacks Micro Cap Portfolio’s investments in the securities of micro capitalization companies involve substantially greater risks of loss and price fluctuations. Micro capitalization companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro capitalization company.

Value Risk. For Dynamic Large Cap Value Portfolio, Fundamental Pure Large Value Portfolio, Fundamental Pure Mid Value Portfolio and Fundamental Pure Small Value Portfolio, “value” securities are subject to the risk that the valuations never improve or that the returns on “value” securities are less than returns on other styles of investing or the overall stock market. Thus, the value of each Fund’s investments will vary and at times may be lower or higher than that of other types of investments.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These timing differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-dividend date.

E. Expenses

Expenses of the Trust that are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees, acquired fund fees and expenses, if any, and extraordinary expenses.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

F. Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal period-end.

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G. Securities Lending

Fundamental Pure Mid Value Portfolio, Fundamental Pure Small Growth Portfolio, Fundamental Pure Small Value Portfolio and Zacks Micro Cap Portfolio may lend portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in an affiliated money market fund and is shown as such on the Schedule of Investments. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to a Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. A Fund could experience delays and costs in gaining access to the collateral. A Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan is shown on the Statements of Assets and Liabilities, if any.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. Each Fund (except for the Dynamic Large Cap Growth Portfolio, Dynamic Large Cap Value Portfolio and Zacks Micro Cap Portfolio) has agreed to pay the Adviser an annual fee of 0.29% of the Fund’s average daily net assets. Each of the Dynamic Large Cap Growth Portfolio, Dynamic Large Cap Value Portfolio and Zacks Micro Cap Portfolio has agreed to pay the Adviser an annual fee of 0.50% of the Fund’s average daily net assets.

The Adviser has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Trust on behalf of each Fund, pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, acquired fund fees and expenses, if any, and extraordinary expenses) of each Fund (except for Dynamic Large Cap Growth Portfolio, Dynamic Large Cap Value Portfolio and Zacks Micro Cap Portfolio) from exceeding 0.39% of the Fund’s average daily net assets per year (the “Expense Cap”), through at least August 31, 2015. The Expense Cap for each of Dynamic Large Cap Growth Portfolio, Dynamic Large Cap Value Portfolio and Zacks Micro Cap Portfolio is 0.60% of the Fund’s average daily net assets per year, through at least August 31, 2015, and sub-licensing fees are excluded from the expenses subject to the Expense Cap for these Funds in addition to the excluded expenses above. Offering costs excluded from each Expense Cap are: (a) initial legal fees pertaining to the Funds’ Shares offered for sale; (b) initial Securities and Exchange Commission and state registration fees; and (c) initial fees paid to be listed on an exchange. Unless the Adviser continues the Expense Agreement, it will terminate on August 31, 2015. The Expense Agreement cannot be terminated during its term. The Adviser did not waive fees and/or pay Fund expenses during the period under this Expense Cap for Dynamic Large Cap Growth Portfolio and Dynamic Large Cap Value Portfolio.

Further, through August 31, 2015, the Adviser has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration.

For the fiscal year ended April 30, 2014, the Adviser waived fees and/or paid Fund expenses for each Fund, in the following amounts:

Dynamic Large Cap Growth Portfolio	$179
Dynamic Large Cap Value Portfolio	389
Fundamental Pure Large Core Portfolio	72,442
Fundamental Pure Large Growth Portfolio	55,680
Fundamental Pure Large Value Portfolio	81,627
Fundamental Pure Mid Core Portfolio	79,806
Fundamental Pure Mid Growth Portfolio	52,719
Fundamental Pure Mid Value Portfolio	84,727
Fundamental Pure Small Core Portfolio	86,835
Fundamental Pure Small Growth Portfolio	88,267
Fundamental Pure Small Value Portfolio	88,634
Zacks Micro Cap Portfolio	50,309

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The Expense Agreement provides that the fees waived or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee was waived or expense was borne by the Adviser, but no recapture payment will be made by a Fund if it would result in the Fund exceeding its Expense Cap as specified above.

For the following Funds, the amounts available for potential future recapture by the Adviser under the Expense Agreement and the expiration schedule at April 30, 2014 are as follows:

	Total Potential Recapture Amount	Potential Recapture Amounts Expiring
		04/30/15	04/30/16	04/30/17
Fundamental Pure Large Core Portfolio	$296,835	$119,199	$105,264	$72,372
Fundamental Pure Large Growth Portfolio	279,665	129,956	94,097	55,612
Fundamental Pure Large Value Portfolio	313,919	133,196	99,141	81,582
Fundamental Pure Mid Core Portfolio	310,954	121,623	109,592	79,739
Fundamental Pure Mid Growth Portfolio	291,408	120,951	117,856	52,601
Fundamental Pure Mid Value Portfolio	327,532	117,234	125,577	84,721
Fundamental Pure Small Core Portfolio	326,644	125,378	114,500	86,766
Fundamental Pure Small Growth Portfolio	345,842	114,756	142,898	88,188
Fundamental Pure Small Value Portfolio	354,580	120,927	145,112	88,541
Zacks Micro Cap Portfolio	238,753	102,215	86,324	50,214

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
Dynamic Large Cap Growth Portfolio	NYSE Arca, Inc.
Dynamic Large Cap Value Portfolio	NYSE Arca, Inc.
Fundamental Pure Large Core Portfolio	Research Affiliates, LLC
Fundamental Pure Large Growth Portfolio	Research Affiliates, LLC
Fundamental Pure Large Value Portfolio	Research Affiliates, LLC
Fundamental Pure Mid Core Portfolio	Research Affiliates, LLC
Fundamental Pure Mid Growth Portfolio	Research Affiliates, LLC
Fundamental Pure Mid Value Portfolio	Research Affiliates, LLC
Fundamental Pure Small Core Portfolio	Research Affiliates, LLC
Fundamental Pure Small Growth Portfolio	Research Affiliates, LLC
Fundamental Pure Small Value Portfolio	Research Affiliates, LLC
Zacks Micro Cap Portfolio	Zacks Investment Research

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Investments in Affiliates

Each Fund’s Adviser and Invesco Mortgage Capital, Inc. REIT are wholly-owned subsidiaries of Invesco Ltd., and therefore Invesco Ltd. and Invesco Mortgage Capital, Inc. REIT are considered to be affiliated. The table below shows each Fund’s transactions in, and earnings from, its investments in Invesco Ltd. and Invesco Mortgage Capital, Inc. REIT for the fiscal year ended April 30, 2014.

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Fundamental Pure Mid Core Portfolio

	Value April 30, 2013	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2014	Dividend Income
Invesco Ltd.	$250,556	$239,318	$(172,414)	$30,953	$5,166	$353,579	$8,729

Fundamental Pure Mid Growth Portfolio

	Value April 30, 2013	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2014	Dividend Income
Invesco Mortgage Capital, Inc. REIT	$—	$434,097	$—	$(17,013)	$—	$417,084	$12,510

Fundamental Pure Small Growth Portfolio

	Value April 30, 2013	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2014	Dividend Income
Invesco Mortgage Capital, Inc. REIT	$216,525	$53,805	$(232,886)	$(16,373)	$(21,071)	$—	$15,558

Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the Funds listed below, as of April 30, 2014, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Investments in Securities
	Level 1	Level 2	Level 3	Total
Fundamental Pure Small Growth Portfolio
Equity Securities	$31,107,445	$0	$—	$31,107,445

Fundamental Pure Small Value Portfolio
Equity Securities	$67,318,200	$—	$66,629	$67,384,829

Note 6. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2014 and 2013:

	2014		2013
	Ordinary Income	Long Term Capital Gains	Ordinary Income	Long Term Capital Gains
Dynamic Large Cap Growth Portfolio	$1,108,791	$—	$1,990,554	$—
Dynamic Large Cap Value Portfolio	13,897,107	—	10,900,743	—

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	2014		2013
	Ordinary Income	Long Term Capital Gains	Ordinary Income	Long Term Capital Gains
Fundamental Pure Large Core Portfolio	$612,506	$—	$662,935	$—
Fundamental Pure Large Growth Portfolio	2,133,201	65,835	166,518	—
Fundamental Pure Large Value Portfolio	263,618	7,335	147,580	—
Fundamental Pure Mid Core Portfolio	309,864	—	280,344	—
Fundamental Pure Mid Growth Portfolio	1,178,058	—	765,069	—
Fundamental Pure Mid Value Portfolio	549,786	—	648,717	—
Fundamental Pure Small Core Portfolio	198,389	—	259,833	—
Fundamental Pure Small Growth Portfolio	268,388	—	218,960	—
Fundamental Pure Small Value Portfolio	729,968	—	957,949	—
Zacks Micro Cap Portfolio	512,267	—	557,741	—

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Un distributed Long-term Capital Gains	Temporary Book/Tax Differences	Net Unrealized Appreciation— Investment Securities	Net Unrealized Appreciation— Other Investments	Capital Loss Carryforward	Post-October Capital Losses Deferrals*	Shares of Beneficial Interest	Total Net Assets
Dynamic Large Cap Growth Portfolio	$221,950	$—	$(24,459)	$22,988,018	$—	$(256,926,405)	$—	$519,415,454	$285,674,558
Dynamic Large Cap Value Portfolio	1,617,941	—	(28,370)	107,875,215	—	(138,249,419)	(5,741,463)	835,613,999	801,087,903
Fundamental Pure Large Core Portfolio	41,456	—	(10,508)	5,678,246	—	(10,721,628)	(19,712)	45,802,542	40,770,396
Fundamental Pure Large Growth Portfolio	208,205	2,703	(5,907)	16,339,462	—	—	(997,854)	90,775,115	106,321,724
Fundamental Pure Large Value Portfolio	52,148	540	(5,136)	1,728,454	—	—	(16,361)	12,941,075	14,700,720
Fundamental Pure Mid Core Portfolio	49,926	—	(10,037)	3,769,580	—	(10,292,450)	(496,482)	37,846,610	30,867,147
Fundamental Pure Mid Growth Portfolio	214,879	—	(17,205)	14,295,778	—	(170,505,319)	(1,759,292)	249,326,298	91,555,139
Fundamental Pure Mid Value Portfolio	70,870	—	(11,339)	7,015,281	13,680	(44,874,387)	(8,062)	80,502,922	42,708,965
Fundamental Pure Small Core Portfolio	31,530	—	(9,733)	1,156,523	—	(9,777,766)	(309,067)	23,692,159	14,783,646
Fundamental Pure Small Growth Portfolio	184,436	—	(10,916)	3,588,992	—	(49,677,163)	(856,871)	76,643,733	29,872,211
Fundamental Pure Small Value Portfolio	107,706	—	(12,370)	6,592,429	9	(44,646,562)	—	103,334,569	65,375,781
Zacks Micro Cap Portfolio	391,319	—	(12,179)	1,336,840	—	(91,054,891)	(282,761)	151,403,203	61,781,531

*	The Funds will elect to defer net capital losses incurred after October 31 (“Post-October Capital Losses”) within the taxable year that are deemed to arise on the first business day of each Fund’s next taxable year.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

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The following Funds have capital loss carryforwards as of April 30, 2014, which expire as follows:

						Post-effective no expiration Short-Term	Post-effective no expiration Long-Term
	2015	2016	2017	2018	2019			Total*	Utilized	Expiring
Dynamic Large Cap Growth Portfolio	$10,916,066	$14,024,455	$68,715,641	$131,638,879	$15,986,258	$15,645,106	$—	$256,926,405	$2,545,279	$191,864
Dynamic Large Cap Value Portfolio	1,378,743	2,783,761	22,558,581	56,819,182	17,964,198	29,535,406	7,209,548	138,249,419	—	70,814
Fundamental Pure Large Core Portfolio	—	87,112	2,328,337	5,621,834	1,626,267	1,058,078	—	10,721,628	37,665	—
Fundamental Pure Large Growth Portfolio	—	—	—	—	—	—	—	—	—	—
Fundamental Pure Large Value Portfolio	—	—	—	—	—	—	—	—	—	—
Fundamental Pure Mid Core Portfolio	—	628,828	3,815,763	3,611,366	741,893	1,482,320	12,280	10,292,450	147,225	—
Fundamental Pure Mid Growth Portfolio	8,055,857	5,112,579	54,769,394	82,364,246	12,021,724	7,286,499	895,020	170,505,319	—	422,220
Fundamental Pure Mid Value Portfolio	2,384,765	5,347,255	12,697,113	18,996,863	2,751,107	2,681,305	15,979	44,874,387	158,728	237,806
Fundamental Pure Small Core Portfolio	—	1,028,299	2,738,120	2,009,294	2,491,519	1,324,219	186,315	9,777,766	—	—
Fundamental Pure Small Growth Portfolio	13,094,039	6,666,558	9,888,431	10,392,627	4,547,805	4,797,048	290,655	49,677,163	—	823,782
Fundamental Pure Small Value Portfolio	3,929,009	8,615,687	16,547,947	9,588,502	5,376,983	588,434	—	44,646,562	581,242	703,862
Zacks Micro Cap Portfolio	15,172,527	14,330,930	28,782,755	12,380,833	7,234,973	12,284,744	868,129	91,054,891	—	1,951,245

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 7. Investment Transactions

For the fiscal year ended April 30, 2014, the cost of securities purchased and proceeds from sales of securities, excluding short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, were as follows:

	Purchases	Sales
Dynamic Large Cap Growth Portfolio	$306,485,576	$307,269,850
Dynamic Large Cap Value Portfolio	720,093,974	718,031,833
Fundamental Pure Large Core Portfolio	14,739,508	12,839,607
Fundamental Pure Large Growth Portfolio	20,402,732	21,025,086
Fundamental Pure Large Value Portfolio	2,854,134	3,040,767
Fundamental Pure Mid Core Portfolio	13,741,118	13,156,164
Fundamental Pure Mid Growth Portfolio	28,272,644	28,984,847
Fundamental Pure Mid Value Portfolio	12,218,072	11,883,181
Fundamental Pure Small Core Portfolio	8,448,792	8,029,099
Fundamental Pure Small Growth Portfolio	11,264,268	10,972,584
Fundamental Pure Small Value Portfolio	24,594,096	25,416,086
Zacks Micro Cap Portfolio	67,114,206	66,870,250

For the fiscal year ended April 30, 2014, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
Dynamic Large Cap Growth Portfolio	$323,304,633	$293,338,575
Dynamic Large Cap Value Portfolio	865,509,592	749,503,713
Fundamental Pure Large Core Portfolio	19,483,247	14,420,912
Fundamental Pure Large Growth Portfolio	30,810,725	22,690,742
Fundamental Pure Large Value Portfolio	8,176,579	2,641,720
Fundamental Pure Mid Core Portfolio	17,247,023	11,382,779
Fundamental Pure Mid Growth Portfolio	24,091,863	26,186,967

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	Securities Received	Securities Delivered
Fundamental Pure Mid Value Portfolio	$18,141,471	$11,655,629
Fundamental Pure Small Core Portfolio	9,726,978	13,220,893
Fundamental Pure Small Growth Portfolio	8,643,839	10,921,962
Fundamental Pure Small Value Portfolio	28,796,270	23,092,246
Zacks Micro Cap Portfolio	48,453,520	37,285,062

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At April 30, 2014, the aggregate cost and the net unrealized appreciation of investments for tax purposes were as follows:

	Cost	Net Unrealized Appreciation	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)
Dynamic Large Cap Growth Portfolio	$262,751,963	$22,988,018	$28,805,408	$(5,817,390)
Dynamic Large Cap Value Portfolio	693,155,457	107,875,215	111,728,814	(3,853,599)
Fundamental Pure Large Core Portfolio	35,113,732	5,678,246	5,871,580	(193,334)
Fundamental Pure Large Growth Portfolio	90,019,567	16,339,462	16,524,268	(184,806)
Fundamental Pure Large Value Portfolio	12,984,484	1,728,454	1,779,068	(50,614)
Fundamental Pure Mid Core Portfolio	27,147,322	3,769,580	4,084,272	(314,692)
Fundamental Pure Mid Growth Portfolio	77,331,276	14,295,778	16,554,426	(2,258,648)
Fundamental Pure Mid Value Portfolio	37,479,328	7,015,281	7,866,382	(851,101)
Fundamental Pure Small Core Portfolio	13,667,672	1,156,523	1,581,295	(424,772)
Fundamental Pure Small Growth Portfolio	27,518,453	3,588,992	4,754,379	(1,165,387)
Fundamental Pure Small Value Portfolio	60,792,400	6,592,429	8,981,811	(2,389,382)
Zacks Micro Cap Portfolio	63,795,966	1,336,840	5,884,945	(4,548,105)

Note 8. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions on April 30, 2014, amounts were reclassified between undistributed net investment income, undistributed net realized gain (loss) and shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2014, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Dynamic Large Cap Growth Portfolio	$—	$(57,448,034)	$57,448,034
Dynamic Large Cap Value Portfolio	—	(104,348,465)	104,348,465
Fundamental Pure Large Core Portfolio	—	(3,296,436)	3,296,436
Fundamental Pure Large Growth Portfolio	367,391	(4,156,164)	3,788,773
Fundamental Pure Large Value Portfolio	13,019	(792,384)	779,365
Fundamental Pure Mid Core Portfolio	—	(2,811,857)	2,811,857
Fundamental Pure Mid Growth Portfolio	—	(7,367,277)	7,367,277
Fundamental Pure Mid Value Portfolio	—	(3,783,215)	3,783,215
Fundamental Pure Small Core Portfolio	—	(2,975,631)	2,975,631
Fundamental Pure Small Growth Portfolio	(315)	(2,685,721)	2,686,036
Fundamental Pure Small Value Portfolio	(5,200)	(7,512,657)	7,517,857
Zacks Micro Cap Portfolio	47,769	(8,528,892)	8,481,123

Note 9. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and Officer of the Funds. The Trustee who is an “interested person” (the “Non-Independent Trustee”) of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, an Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or

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with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Funds.

Note 10. Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with each Fund’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

Note 11. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

102

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded Fund Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PowerShares Dynamic Large Cap Growth Portfolio, PowerShares Dynamic Large Cap Value Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Large Value Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio, PowerShares Fundamental Pure Small Growth Portfolio, PowerShares Fundamental Pure Small Value Portfolio and PowerShares Zacks Micro Cap Portfolio (each an individual portfolio of PowerShares Exchange-Traded Fund Trust, hereafter referred to as the “Funds”) at April 30, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Chicago, IL

June 24, 2014

103

Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2014.

In addition to the fees and expenses which the PowerShares Zacks Micro Cap Portfolio and PowerShares Fundamental Pure Small Growth Portfolios (collectively, the “Portfolios”) bear directly, the Portfolios indirectly bear a pro rata share of the fees and expenses of the investment companies in which the Portfolios invest. The amount of fees and expenses incurred indirectly by the Portfolios will vary because the investment companies have varied expenses and fee levels and the Portfolios may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolio. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolios invest in. The effect of the estimated investment companies’ expenses that you bear indirectly are included in each Portfolio’s total returns.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares Dynamic Large Cap Growth Portfolio (PWB)
Actual	$1,000.00	$1,048.63	0.57%	$2.90
Hypothetical (5% return before expenses)	1,000.00	1,021.97	0.57	2.86
PowerShares Dynamic Large Cap Value Portfolio (PWV)
Actual	1,000.00	1,107.86	0.57	2.98
Hypothetical (5% return before expenses)	1,000.00	1,021.97	0.57	2.86
PowerShares Fundamental Pure Large Core Portfolio (PXLC)
Actual	1,000.00	1,085.78	0.39	2.02
Hypothetical (5% return before expenses)	1,000.00	1,022.86	0.39	1.96
PowerShares Fundamental Pure Large Growth Portfolio (PXLG)
Actual	1,000.00	1,096.71	0.39	2.03
Hypothetical (5% return before expenses)	1,000.00	1,022.86	0.39	1.96
PowerShares Fundamental Pure Large Value Portfolio (PXLV)
Actual	1,000.00	1,092.92	0.39	2.02
Hypothetical (5% return before expenses)	1,000.00	1,022.86	0.39	1.96

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Fees and Expenses (continued)

	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares Fundamental Pure Mid Core Portfolio (PXMC)
Actual	$1,000.00	$1,075.39	0.39%	$2.01
Hypothetical (5% return before expenses)	1,000.00	1,022.86	0.39	1.96
PowerShares Fundamental Pure Mid Growth Portfolio (PXMG)
Actual	1,000.00	1,069.52	0.39	2.00
Hypothetical (5% return before expenses)	1,000.00	1,022.86	0.39	1.96
PowerShares Fundamental Pure Mid Value Portfolio (PXMV)
Actual	1,000.00	1,105.44	0.39	2.04
Hypothetical (5% return before expenses)	1,000.00	1,022.86	0.39	1.96
PowerShares Fundamental Pure Small Core Portfolio (PXSC)
Actual	1,000.00	1,049.26	0.39	1.98
Hypothetical (5% return before expenses)	1,000.00	1,022.86	0.39	1.96
PowerShares Fundamental Pure Small Growth Portfolio (PXSG)
Actual	1,000.00	1,058.46	0.39	1.99
Hypothetical (5% return before expenses)	1,000.00	1,022.86	0.39	1.96
PowerShares Fundamental Pure Small Value Portfolio (PXSV)
Actual	1,000.00	1,065.05	0.39	2.00
Hypothetical (5% return before expenses)	1,000.00	1,022.86	0.39	1.96
PowerShares Zacks Micro Cap Portfolio (PZI)
Actual	1,000.00	1,040.09	0.70	3.54
Hypothetical (5% return before expenses)	1,000.00	1,021.32	0.70	3.51

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2014. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 181/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

105

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2014:

Federal Income Tax Information

	Qualified Dividend Income*	Dividends-Received Deduction*	Long Term Capital Gains
Dynamic Large Cap Growth Portfolio	100%	100%	$—
Dynamic Large Cap Value Portfolio	100%	100%	—
Fundamental Pure Large Core Portfolio	100%	100%	—
Fundamental Pure Large Growth Portfolio	100%	98%	65,835
Fundamental Pure Large Value Portfolio	100%	100%	7,335
Fundamental Pure Mid Core Portfolio	100%	100%	—
Fundamental Pure Mid Growth Portfolio	100%	95%	—
Fundamental Pure Mid Value Portfolio	100%	100%	—
Fundamental Pure Small Core Portfolio	100%	98%	—
Fundamental Pure Small Growth Portfolio	100%	100%	—
Fundamental Pure Small Value Portfolio	100%	97%	—
Zacks Micro Cap Portfolio	100%	98%	—

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

106

Trustees and Officers

The Independent Trustees, the Non-Independent Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and the other directorships, if any, held by each Trustee are shown below.

The Trustees and officers information is current as of April 30, 2014.

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge (1958) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	114	None

Todd J. Barre (1957) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	114	None

Marc M. Kole (1960) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2006	Chief Financial Officer, Hope Network (social services) (2008-2012); formerly, Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Senior Vice President of Finance, Oxford Health Plans (2000-2004).	114	None

Yung Bong Lim (1964) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Managing Partner, Residential Dynamics Group LLC (2008-Present); formerly, Managing Director, Citadel Investment Group, L.L.C. (1999-2007).	114	None

Philip M. Nussbaum (1961) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2003	Chairman, Performance Trust Capital Partners (2004-Present).	114	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At April 30, 2014, the “Fund Family” consisted of the Trust’s 53 portfolios and three other exchange-traded fund trusts with 61 portfolios advised by the Adviser.

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Trustees and Officers (continued)

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker (1961) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	114	None

Donald H. Wilson (1959) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2006	Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013–Present); Chairman and Chief Executive Officer, Stone Pillar Advisers, Ltd. (2010-Present); formerly, Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	114	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At April 30, 2014, the “Fund Family” consisted of the Trust’s 53 portfolios and three other exchange-traded fund trusts with 61 portfolios advised by the Adviser.

108

Trustees and Officers (continued)

The Non-Independent Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustee and the other directorships, if any, held by the Non-Independent Trustee are shown below.

Name, Address and Age of Non-Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustee	Other Directorships Held by Non-Independent Trustee During the Past 5 Years
Kevin M. Carome (1956) Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2006-Present); Director, Invesco Advisers, Inc. (2009-Present); Director, Invesco Advisers, Inc., Invesco Finance PLC, INVESCO Funds Group, Inc., and Invesco Holding Company Limited; Director and Executive Vice President, Invesco Finance, Inc., Invesco Group Services, Inc., Invesco Investments (Bermuda) Ltd., Invesco North American Holdings, Inc., and IVZ, Inc.; Director and Secretary, IVZ Bahamas Private Limited; formerly, Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	114	None

*	This is the date the Non-Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At April 30, 2014, the “Fund Family” consisted of the Trust’s 53 portfolios and three other exchange-traded fund trusts with 61 portfolios advised by the Adviser.

109

Trustees and Officers (continued)

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg (1974) Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	President	Since 2009	Director, Invesco Distributors, Inc. (2012-Present); Managing Director—U.S. Strategy and Marketing, Invesco PowerShares Capital Management LLC (2010-Present); Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. in the United States (2008-Present); Director, Invesco Distributors, Inc. (2012-Present); and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company’s North American Institutional and Retirement divisions (2002-2007).

Peter Hubbard (1981) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President and Director of Portfolio Management—Invesco PowerShares Capital Management LLC (2008-Present); formerly, Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

David Warren (1957) Invesco Canada Ltd. 5140 Yonge Street Suite 900, Toronto, Ontario M2N 6X7	Vice President	Since 2009	Managing Director—Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009–Present); Director, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009–Present); Senior Vice President, Invesco Management Group, Inc. (2007–Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) and Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Invesco Canada Holdings Inc. (2002–Present), Invesco Corporate Class Inc., and Invesco Canada Fund Inc.; Director, Executive Vice President and Chief Financial Officer, Invesco, Inc.; formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2006).

Sheri Morris (1964) Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Vice President	Since 2012	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; formerly, Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Rudolf E. Reitmann (1971) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Head of Global Exchange Traded Funds Operations, Invesco PowerShares Capital Management LLC (since 2013).

*	This is the date the officer began serving the Trust. Each officer serves an indefinite term, until his or her successor is elected.

110

Trustees and Officers (continued)

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper (1968) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Senior Vice President, Invesco Distributors, Inc. (since 2014); Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Managing Director, Invesco PowerShares Global ETFs (since 2013); formerly, Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Steven M. Hill (1964) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2013	Vice President and Treasurer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (since 2011); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Christopher Joe (1969) Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Chief Compliance Officer	Since 2012	U.S. Compliance Director, Invesco, Ltd. (since 2006); formerly, Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser) (2010-2013); formerly, Assistant Fund Accounting Manager, Invesco, Ltd. (1998-1999).

Anna Paglia (1974) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-Present); Head of Legal, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date the officer began serving the Trust. Each officer serves an indefinite term, until his or her successor is elected.

111

Board Considerations Regarding Continuation of Investment Advisory Agreement

At a meeting held on April 17, 2014, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the “Adviser”) and the Trust for the following 51 series (each, a “Fund” and collectively, the “Funds”):

PowerShares Aerospace & Defense Portfolio

PowerShares BuyBack Achievers™ Portfolio

PowerShares Cleantech™ Portfolio

PowerShares Dividend AchieversTM Portfolio

PowerShares DWA Momentum Portfolio

PowerShares DWA Basic Materials Momentum Portfolio

PowerShares DWA Consumer Cyclicals Momentum Portfolio

PowerShares DWA Consumer Staples Momentum Portfolio

PowerShares DWA Energy Momentum Portfolio

PowerShares DWA Financial Momentum Portfolio

PowerShares DWA Healthcare Momentum Portfolio

PowerShares DWA Industrials Momentum Portfolio

PowerShares DWA NASDAQ Momentum Portfolio

PowerShares DWA Technology Momentum Portfolio

PowerShares DWA Utilities Momentum Portfolio

PowerShares Dynamic Biotechnology & Genome Portfolio

PowerShares Dynamic Building & Construction Portfolio

PowerShares Dynamic Energy Exploration & Production Portfolio

PowerShares Dynamic Food & Beverage Portfolio

PowerShares Dynamic Large Cap Growth Portfolio

PowerShares Dynamic Large Cap Value Portfolio

PowerShares Dynamic Leisure and Entertainment Portfolio

PowerShares Dynamic Market Portfolio

PowerShares Dynamic Media Portfolio

PowerShares Dynamic Networking Portfolio

PowerShares Dynamic Oil & Gas Services Portfolio

PowerShares Dynamic Pharmaceuticals Portfolio

PowerShares Dynamic Retail Portfolio

PowerShares Dynamic Semiconductors Portfolio

PowerShares Dynamic Software Portfolio

PowerShares Financial Preferred Portfolio

PowerShares FTSE RAFI US 1000 Portfolio

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

PowerShares Fundamental Pure Large Core Portfolio

PowerShares Fundamental Pure Large Growth Portfolio

PowerShares Fundamental Pure Large Value Portfolio

PowerShares Fundamental Pure Mid Core Portfolio

PowerShares Fundamental Pure Mid Growth Portfolio

PowerShares Fundamental Pure Mid Value Portfolio

PowerShares Fundamental Pure Small Core Portfolio

PowerShares Fundamental Pure Small Growth Portfolio

PowerShares Fundamental Pure Small Value Portfolio

PowerShares Global Listed Private Equity Portfolio

PowerShares Golden Dragon China Portfolio

PowerShares High Yield Equity Dividend Achievers TM Portfolio

PowerShares International Dividend AchieversTM Portfolio

PowerShares S&P 500® High Quality Portfolio

PowerShares Water Resources Portfolio

PowerShares WilderHill Clean Energy Portfolio

PowerShares WilderHill Progressive Energy Portfolio

PowerShares Zacks Micro Cap Portfolio

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the costs of services provided and estimated profits realized by the Adviser, (iv) the extent to which economies of scale are realized as a Fund grows, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (vi) comparisons of services rendered to and amounts paid by other registered investment companies and (vii) any benefits realized by the Adviser from its relationship with each Fund. Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd., and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds, their underlying indexes and their primary benchmarks for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2013, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between each Fund and its underlying index. In reviewing the tracking error report, the Trustees considered information provided by Ibbotson Associates, a consultant to the Independent Trustees, with respect to general expected tracking error ranges and various

112

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

explanations for any tracking error. The Trustees noted that for each applicable period the correlation and tracking error for each Fund was within the targeted range set forth in the Trust’s registration statement. The Trustees concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s advisory fee and net expense ratio, as compared to information compiled by the Adviser from Lipper Inc. databases on the advisory fees and net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end actively-managed funds. The Trustees noted that the annual advisory fee charged to each Fund is:

—	0.50% of the Fund’s average daily net assets for each Fund other than PowerShares Dividend Achievers™ Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio, PowerShares International Dividend AchieversTM Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Large Value Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio, PowerShares Fundamental Pure Small Growth Portfolio, PowerShares Fundamental Pure Small Value Portfolio and PowerShares S&P 500® High Quality Portfolio;

—	0.40% of the Fund’s average daily net assets for each of PowerShares Dividend Achievers™ Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio and PowerShares International Dividend Achievers™ Portfolio; and

—	0.29% of the Fund’s average daily net assets for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Large Value Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio, PowerShares Fundamental Pure Small Growth Portfolio, PowerShares Fundamental Pure Small Value Portfolio and PowerShares S&P 500® High Quality Portfolio.

The Trustees also noted that the Adviser has agreed to waive a portion of its advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund’s average daily net assets, at least until August 31, 2015, as set forth below:

—	0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares DWA NASDAQ Momentum Portfolio and PowerShares Dynamic Market Portfolio;

—	0.50%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares Dividend Achievers™ Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio and PowerShares International Dividend Achievers™ Portfolio;

—	0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Large Value Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio, PowerShares Fundamental Pure Small Growth Portfolio and PowerShares Fundamental Pure Small Value Portfolio;

—	0.29%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for PowerShares S&P 500® High Quality Portfolio;

—

0.60%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for PowerShares DWA Basic Materials Momentum Portfolio, PowerShares DWA Consumer Cyclicals Momentum Portfolio, PowerShares DWA Consumer Staples Momentum Portfolio, PowerShares DWA Energy

113

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

Momentum Portfolio, PowerShares DWA Financial Momentum Portfolio, PowerShares DWA Healthcare Momentum Portfolio, PowerShares DWA Industrials Momentum Portfolio, PowerShares DWA Technology Momentum Portfolio and PowerShares DWA Utilities Momentum Portfolio (the Trustees noted that prior to December 17, 2013, licensing fees were excluded from the Expense Cap); and

—	0.60%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each other Fund.

The Trustees noted that the Adviser represented that it does not serve as the investment adviser to any clients, other than other ETFs also overseen by the Trustees, with comparable investment strategies as the Funds, but that the Adviser provides sub-advisory services to clients with comparable investment strategies as certain of the Funds. The Trustees further noted the Adviser’s explanation with respect to the sub-advisory fees it receives for such services in comparison to the advisory fees charged to the Funds. The Trustees noted that each Fund’s advisory fee was:

—	higher than the median advisory fee of its ETF peer funds (except for the advisory fee of each of PowerShares Financial Preferred Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Small Value Portfolio, PowerShares Global Listed Private Equity Portfolio, PowerShares Golden Dragon China Portfolio and PowerShares International Dividend Achievers™ Portfolio, which was equal to or lower than the median advisory fee of its ETF peer funds); and

—	higher than the median advisory fee of its open-end index peer funds (except for the advisory fee of each of PowerShares Dividend Achievers™ Portfolio, PowerShares DWA Momentum Portfolio, PowerShares DWA NASDAQ Momentum Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Growth Portfolio, PowerShares Fundamental Pure Small Value Portfolio and PowerShares High Yield Equity Dividend Achievers™ Portfolio, which was equal to or lower than the median advisory fee of its open-end index peer funds; and there was no comparable data for PowerShares Aerospace & Defense Portfolio, PowerShares Cleantech™ Portfolio, PowerShares DWA Basic Materials Momentum Portfolio, PowerShares DWA Consumer Cyclicals Momentum Portfolio, PowerShares DWA Consumer Staples Momentum Portfolio, PowerShares DWA Energy Momentum Portfolio, PowerShares DWA Financial Momentum Portfolio, PowerShares DWA Healthcare Momentum Portfolio, PowerShares DWA Industrials Momentum Portfolio, PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Building & Construction Portfolio, PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Food & Beverage Portfolio, PowerShares Dynamic Leisure and Entertainment Portfolio, PowerShares Dynamic Media Portfolio, PowerShares Dynamic Oil & Gas Services Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Retail Portfolio, PowerShares Financial Preferred Portfolio, PowerShares Global Listed Private Equity Portfolio, PowerShares Golden Dragon China Portfolio, PowerShares International Dividend Achievers™ Portfolio, PowerShares Water Resources Portfolio, PowerShares WilderHill Clean Energy Portfolio or PowerShares WilderHill Progressive Energy Portfolio); but

—	lower than the median advisory fee of its open-end actively-managed peer funds.

The Trustees determined that the advisory fees were reasonable, noting the complexity of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser. With respect to the Funds’ net expense ratios, the Trustees noted that the net expense ratio for each Fund was:

—	higher than the median net expense ratio of its ETF peer funds (except for the net expense ratio of each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Small Core Portfolio, PowerShares Golden Dragon China Portfolio, PowerShares International Dividend Achievers Portfolio and PowerShares S&P 500® High Quality Portfolio, which was equal to or less than the median net expense ratio of its ETF peer funds); and

—

higher than the median net expense ratio of its open-end index peer funds (except for the net expense ratio of each of PowerShares Dividend Achievers™ Portfolio, PowerShares DWA Momentum Portfolio, PowerShares DWA NASDAQ Momentum Portfolio, PowerShares DWA Technology Momentum Portfolio, PowerShares DWA Utilities Momentum Portfolio, PowerShares Dynamic Large Cap Growth Portfolio, PowerShares Dynamic Networking Portfolio, PowerShares Dynamic Semiconductors Portfolio, PowerShares Dynamic Software Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio, PowerShares Fundamental Pure Small Growth Portfolio, PowerShares Fundamental Pure Small Value Portfolio, PowerShares High Yield Equity

114

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

Dividend Achievers™ Portfolio and PowerShares S&P 500® High Quality Portfolio, which was lower than the median net expense ratio of its open-end index peer funds; and there was no comparable data for PowerShares Aerospace & Defense Portfolio, PowerShares Cleantech™ Portfolio, PowerShares DWA Basic Materials Momentum Portfolio, PowerShares DWA Consumer Cyclicals Momentum Portfolio, PowerShares DWA Consumer Staples Momentum Portfolio, PowerShares DWA Energy Momentum Portfolio, PowerShares DWA Financial Momentum Portfolio, PowerShares DWA Healthcare Momentum Portfolio, PowerShares DWA Industrials Momentum Portfolio, PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Building & Construction Portfolio, PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Food & Beverage Portfolio, PowerShares Dynamic Leisure and Entertainment Portfolio, PowerShares Dynamic Media Portfolio, PowerShares Dynamic Oil & Gas Services Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Retail Portfolio, PowerShares Financial Preferred Portfolio, PowerShares Global Listed Private Equity Portfolio, PowerShares Golden Dragon China Portfolio, PowerShares International Dividend Achievers™ Portfolio, PowerShares Water Resources Portfolio, PowerShares WilderHill Clean Energy Portfolio or PowerShares WilderHill Progressive Energy Portfolio); but

—	lower than the median net expense ratio of its open-end actively-managed peer funds.

The Trustees noted that a significant component of the non-advisory fee expenses was the license fees paid by the Funds, and noted those Funds for which license fees are included in the Funds’ Expense Caps.

The Board concluded that the advisory fee and expense ratio of each Fund (giving effect to the Fund’s Expense Cap) were reasonable and appropriate in light of the services provided.

In conjunction with their review of fees, the Trustees also considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for each Fund, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its profitability, as well as any profits or losses realized by the Adviser from its relationship to each Fund. The Trustees concluded that the estimated profitability to the Adviser of the advisory services provided to any of the Funds was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale are realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size, expense ratio and expense limitation agreed to by the Adviser. The Trustees noted that, for Funds whose expenses are higher than their respective Expense Caps, any reduction in that Fund’s expenses would be enjoyed by the Adviser, but that Fund shareholders benefit from the lower expense ratio as a result of the Fund’s Expense Cap. The Trustees also noted that the Excess Expense Agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than PowerShares Dynamic Market Portfolio and PowerShares DWA NASDAQ Momentum Portfolio, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate, noting the Fund expenses the Adviser has borne as a result of the Expense Cap.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationship with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund.

115

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invescopowershares.com.

©2014 Invesco PowerShares Capital Management LLC		P-PS-AR-5
3500 Lacey Road, Suite 700 Downers Grove, IL 60515
invescopowershares.com 800.983.0903	@PowerShares

April 30, 2014

2014 Annual Report to Shareholders

PPA	PowerShares Aerospace & Defense Portfolio

PZD	PowerShares CleantechTM Portfolio

PDP	PowerShares DWA Momentum Portfolio (formerly PowerShares DWA Technical LeadersTM Portfolio)

PSP	PowerShares Global Listed Private Equity Portfolio

PGJ	PowerShares Golden Dragon China Portfolio

PBP	PowerShares S&P 500 BuyWrite Portfolio

SPHQ	PowerShares S&P 500® High Quality Portfolio

PHO	PowerShares Water Resources Portfolio

PBW	PowerShares WilderHill Clean Energy Portfolio

PUW	PowerShares WilderHill Progressive Energy Portfolio

2

The Market Environment

Domestic Equity

The U.S. equity market rose to multiyear or all-time highs during the fiscal year ended April 30, 2014.1 Corporate earnings were resilient in the face of modest economic growth, driven by strong profitability across many sectors, and fundamentals for corporations and consumers remained relatively stable following significant recovery in prior years.

However, the fiscal year began with capital markets in the U.S. declining. In May and June 2013, equity and fixed income markets fell following then-U.S. Federal Reserve (the “Fed”) Chairman Ben Bernanke’s comments suggesting that the time was approaching to reduce, or “taper,” the size of its bond buying economic stimulus program. This sell-off was brief but broad, and few asset classes were immune. Markets stabilized in mid-summer and generally rose, with some brief interruptions, through the end of 2013. The Fed’s announcement in December that tapering of its bond purchases would begin in early 2014 had little effect on equities as the announcement was widely anticipated. After strong performance in the second half of 2013, the U.S. equity market turned volatile in the first four months of 2014 as investors worried that stocks may have risen too high, too fast in 2013. Adding to this investor uncertainty during 2014 was political upheaval in Ukraine and signs of economic sluggishness in the U.S. and China.

[1]	Source: Reuters

International Market Environment

The fiscal year ended April 30, 2014 saw strong US and European equity market returns, while emerging markets experienced volatility during the period. The period began with U.S. interest rates on 10-year treasuries rising 140 basis points over the summer of 2013.1 This spike in rates caused the U.S. Dollar to rise in value and pressure commodity sensitive emerging market economies. Despite this rise in rates European and U.S. economic fundamentals continued to improve. The U.S. Federal Reserve (the “Fed”) reassured investors that asset purchases and low Fed Funds rates would remain in place as long as needed.

During the 3rd and 4th calendar quarters of 2013, emerging market fundamentals improved and China’s government planned sweeping reforms. Spanish and Italian bond yields-which had been as high as 7% in mid-2012-continued their decline in the second half of 2013 to finish the calendar year at their lowest level since the onset of the Greek financial crisis in 2010.1 These factors caused global equity markets to finish 2013 strong despite the U.S. Federal Open Market Committee announcing that it would taper asset purchases.

Since the start of 2014, global equity markets have had to contend with multiple headwinds. In Europe, tensions between Ukraine and Russia have had those countries on the brink of war, which could potentially destabilize the region. In the U.S., growth in the housing market and weakness in retail sales has caused concern that economic growth may be slowing. In Japan, Prime Minister Abe’s decision to raise sales taxes has undermined confidence and caused the Yen to strengthen in value. Finally, China’s currencies depreciated and credit spreads have widened as fears of default and a real estate bubble pressure Chinese equities. Despite these headwinds, U.S. equities have made new all-time highs and European equities have also made multi-year highs. Emerging markets and Japan have lagged their European and U.S. counterparts.

[1]	Source: Bloomberg as of 4/30/2014

3

PPA	Manager’s Analysis
PowerShares Aerospace & Defense Portfolio (PPA)

As an index fund, the PowerShares Aerospace & Defense Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the SPADETM Defense Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of aerospace and defense companies that comprise the Index.

ISBC, LLC (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider selects constituents for the Index such that it seeks to measure the performance of securities in the defense, military, homeland security and space marketplace. The Index includes companies that are principally engaged in the research the development, manufacture, operation and support of U.S. defense, military, homeland security and space operations listed on the NYSE, NYSE MKT or quoted on the NASDAQ. To have its securities eligible for inclusion in the Index, a company’s securities must, during the 25 days prior to the date that its securities are included in the Index, have maintained a minimum $100 million market cap, a minimum $5 daily sale price and an average daily trading volume of 50,000 shares. A company must also have a quarterly sales/revenue/turnover of at least $10 million for the two announced quarters prior to the inclusion date. Companies that qualify and are selected for inclusion in the Index are weighted according to a modified market capitalization methodology. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2014, on a market price basis, the Fund returned 40.59%. On a net asset value (“NAV”) basis, the Fund returned 40.52%. During the same time period, the Index returned 41.45%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite Aerospace & Defense Index (the “Benchmark Index”) returned 42.58%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 28 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors due primarily to its exposure to the aerospace and defense sector.

The performance of the Fund differed from the Benchmark Index in part because the Index, and as such the Fund, limits its constituents to companies that are involved in U.S. defense, military, homeland security and space operations, whereas the Benchmark Index includes companies that are involved in the commercial aerospace industry as well. More specifically, relative to the Benchmark Index, the Fund was most overweight in the information technology services industry and most underweight in the aerospace & defense industry during the fiscal year ended April 30, 2014. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to these sector allocations.

For the fiscal year ended April 30, 2014, the industrials sector contributed most significantly to the Fund’s return, followed by the information technology and materials sectors, respectively. Telecommunication services was the only detracting sector.

Positions that contributed most significantly to the Fund’s return included Lockheed Martin Corp., an aerospace & defense company (portfolio average weight of 6.49%) and Boeing Co. (The), an aerospace & defense company (portfolio average weight of 6.43%). Positions that detracted most significantly from the Fund’s return included Triumph Group, Inc., an aerospace & defense company (portfolio average weight of 1.63%); and Intelsat SA, an alternative carriers company (portfolio average weight of 0.5%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2014
Aerospace & Defense	78.9
IT Services	7.6
Communications Equipment	4.3
Containers & Packaging	3.0
Electronic Equipment, Instruments & Components	2.4
Machinery	1.8
Construction & Engineering	1.3
Diversified Telecommunication Services	0.7
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2014
Security
Boeing Co. (The)	6.7
United Technologies Corp.	6.6
Lockheed Martin Corp.	6.6
Honeywell International, Inc.	6.5
General Dynamics Corp.	5.3
Precision Castparts Corp.	5.2
Northrop Grumman Corp.	4.5
Raytheon Co.	4.4
Textron, Inc.	4.2
Rockwell Collins, Inc.	3.9
Total	53.9

4

PowerShares Aerospace & Defense Portfolio (PPA) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of 4/30/14

	1 Year	3 Years Avg. Ann.††	3 Years Cumulative	5 Years Avg. Ann.††	5 Years Cumulative	Fund Inception†
Index						Avg. Ann.††	Cumulative
SPADETM Defense Index	41.45%	18.67%	67.11%	21.63%	166.24%	11.27%	148.25%
S&P Composite Aerospace & Defense Index	42.58	19.51	70.71	23.61	188.55	13.09	184.91
Fund
NAV Return	40.52	17.86	63.74	20.82	157.43	10.55	134.84
Market Price Return	40.59	17.85	63.69	20.83	157.55	10.56	134.93

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2015. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.79%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Average annualized.

5

PZD	Manager’s Analysis
PowerShares CleantechTM Portfolio (PZD)

As an index fund, the PowerShares CleantechTM Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of The CleantechTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in stocks of cleantech companies that comprise the Index and American depositary receipts based on the stocks in the Index.

Cleantech Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider identifies the securities comprising the Index and considers a company to be a cleantech company when it derives at least 50% of its revenues or operating profits from cleantech businesses, which are defined as: businesses that provide knowledge-based products (or services) that add economic value by reducing cost and raising productivity and/or product performance, while reducing the consumption of resources and the negative impact on the environment and public health. The Index focuses on companies that are leaders in the innovation and commercial deployment of cleantech products across a broad range of industries. To be eligible for inclusion in the Index, a company must derive at least 50% of its revenue or operating profit from cleantech businesses, maintain a three-month average market capitalization of at least $200 million, maintain a one-month average floated market capitalization of at least $150 million, maintain a listing on a securities exchange, and have a minimum average trading value of at least $200,000 per trading day for the trailing three-month period. The Index Provider further screens securities that meet the selection criteria. These screens include, but are not limited to, profitability, earnings growth and quality, business strategy, industry leadership and position, sector redundancy, intellectual property, impact on the environment, management quality, solvency, existing litigation and governance issues. In general, the Index equally weights its component securities within several bands based upon their market capitalization. Below a certain threshold, the Index Provider determines the bands based upon floated market capitalization. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2014, on a market price basis, the Fund returned 27.15%. On a net asset value (“NAV”) basis, the Fund returned 26.52%. During the same time period, the Index returned 25.91%. During the fiscal year, the Fund fully replicated the components of the Index. The Fund outperformed the return of its Index primarily due to the Index being calculated on a price return basis, which does not reflect income from constituent securities, while the Fund’s NAV is calculated inclusive of such items.

For the fiscal year ended April 30, 2014, the heavy electrical equipment sub-industry contributed most significantly to the Fund’s return, followed by the industrial machinery and semiconductor equipment sub-industries, respectively. The construction machinery & heavy trucks sub-industry detracted most significantly from the Fund’s return, followed by the renewable electricity and water utilities sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included Vestas Wind Systems A/S, a heavy electrical equipment company (portfolio average weight of 2.46%) and GT Advanced Technologies Inc., a semiconductor equipment company (portfolio average weight of 1.08%). Positions that detracted most significantly from the Fund’s return included Energy Development Corp., a renewable electricity company (portfolio average weight of 1.46%); and Westport Innovations, Inc., a machinery company (portfolio average weight of 0.46%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2014
Electrical Equipment	17.4
Machinery	16.2
Electronic Equipment, Instruments & Components	9.4
Chemicals	9.3
Software	7.2
Industrial Conglomerates	7.1
Professional Services	6.4
Auto Components	6.1
Semiconductors & Semiconductor Equipment	5.8
Commercial Services & Supplies	3.5
Construction & Engineering	2.8
Aerospace & Defense	2.3
Life Sciences Tools & Services	2.2
Building Products	2.2
Independent Power Producers & Energy Traders	2.1
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2014
Security
Novozymes A/S, Class B	3.4
Vestas Wind Systems A/S	3.3
Koninklijke DSM NV	3.2
Schneider Electric SA	3.2
Corning, Inc.	3.2
BorgWarner, Inc.	3.1
SGS SA	3.1
Roper Industries, Inc.	3.1
Alfa Laval AB	3.0
Johnson Controls, Inc.	3.0
Total	31.6

6

PowerShares CleantechTM Portfolio (PZD) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of 4/30/14

	1 Year	3 Years Avg. Ann.††	3 Years Cumulative	5 Years Avg. Ann.††	5 Years Cumulative	Fund Inception†
Index						Avg. Ann.††	Cumulative
CleantechTM Index—PI	25.91%	2.15%	6.58%	10.55%	65.15%	3.42%	28.79%
Fund
NAV Return	26.52	2.98	9.21	11.35	71.18	3.91	33.42
Market Price Return	27.15	3.03	9.36	11.25	70.42	3.92	33.51

Fund Inception: October 24, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2015. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.76%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund and Index returns are based on the inception date of the Fund.

††	Average annualized.

PI—	Price only, and does not reflect dividends paid by the holdings in the Index.

7

PDP	Manager’s Analysis
PowerShares DWA Momentum Portfolio (PDP)

Effective October 4, 2013, the name of the Fund changed from PowerShares DWA Technical LeadersTM Portfolio to PowerShares DWA Momentum Portfolio.

As an index fund, the PowerShares DWA Momentum Portfolio (the “Fund”), formerly the PowerShares DWA Technical LeadersTM Portfolio, is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright Technical LeadersTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

Dorsey Wright & Associates, LLC (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider includes common stocks pursuant to a proprietary selection methodology that is designed to identify companies listed on the NYSE, NYSE MKT or the NASDAQ that demonstrate powerful relative strength characteristics. The Index Provider evaluates companies quarterly and ranks a universe of mid- and large-capitalization U.S. stocks traded on the NYSE, NYSE MKT or the NASDAQ using a proprietary relative strength methodology. The methodology takes into account, among other things, the performance of each of the approximately 1,000 largest companies in the eligible universe as compared to a benchmark index and the relative performance of industry sectors and sub-sectors. The Index Provider identifies approximately 100 of these stocks for inclusion in the Underlying Index. The stocks that the Index Provider includes receive a modified equal weighting.

For the fiscal year ended April 30, 2014, on a market price basis, the Fund returned 16.65%. On a net asset value (“NAV”) basis, the Fund returned 16.71%. During the same time period, the Index returned 16.42%. During the fiscal year, after reflecting the Fund’s operating expenses, the Fund outperformed its Index primarily because the Index does not reflect dividends in its total return index calculation.

During this same time period, the Russell 3000® Growth Index (the “Benchmark Index”) returned 20.72%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,820 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of that of a broader-based market benchmark.

The Benchmark Index was selected for its recognition in the marketplace, and exposure to growth stocks. The Benchmark Index performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

More specifically, relative to the Benchmark Index, the Fund was overweight in the materials sector and underweight in the information technology sector during the fiscal year ended April 30, 2014. Therefore, a majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to these sector allocations.

For the fiscal year ended April 30, 2014, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the industrials and health care sectors, respectively. The financials sector detracted most significantly, followed by the consumer staples and utilities sectors, respectively.

Positions that contributed most significantly to the Fund’s return included Gilead Sciences, Inc., a health care company (portfolio average weight of 2.72%) and Jazz Pharmaceuticals PLC, a health care company (portfolio average weight of 1.87%). Positions that detracted most significantly from the Fund’s return included ARIAD Pharmaceuticals, Inc., a health care company (no longer held at fiscal year end); and Ventas, Inc., a financials company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2014
Consumer Discretionary	29.5
Industrials	18.2
Health Care	17.1
Materials	13.4
Information Technology	9.0
Energy	4.9
Financials	4.5
Consumer Staples	2.3
Utilities	0.6
Telecommunication Services	0.5
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2014
Security
Apple, Inc.	3.2
Jazz Pharmaceuticals PLC	2.9
Gilead Sciences, Inc.	2.8
Starz, Class A	2.8
Priceline Group, Inc. (The)	2.6
O’Reilly Automotive, Inc.	2.5
Alexion Pharmaceuticals, Inc.	2.5
TRW Automotive Holdings Corp.	2.2
Airgas, Inc.	2.2
Regeneron Pharmaceuticals, Inc.	2.1
Total	25.8

8

PowerShares DWA Momentum Portfolio (PDP) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of 4/30/14

	1 Year	3 Years Avg. Ann.††	3 Years Cumulative	5 Years Avg. Ann.††	5 Years Cumulative	Fund Inception†
Index						Avg. Ann.††	Cumulative
Dorsey Wright Technical LeadersTM Index	16.42%	11.80%	39.75%	21.42%	163.92%	6.47%	56.71%
Russell 3000® Growth Index	20.72	13.12	44.74	19.54	144.14	8.14	75.13
Fund
NAV Return	16.71	12.20	41.24	21.73	167.33	6.63	58.41
Market Price Return	16.65	12.14	41.02	21.73	167.30	6.59	57.95

Fund Inception: March 1, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2015. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.74%, including acquired fund fees and expenses of 0.07%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Average annualized.

9

PSP	Manager’s Analysis
PowerShares Global Listed Private Equity Portfolio (PSP)

As an index fund, the PowerShares Global Listed Private Equity Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Red Rocks Global Listed Private Equity Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities (including American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”)) that comprise the Index.

Red Rocks Capital LLC (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider includes securities in the Index pursuant to a proprietary selection methodology. The Index is comprised of 40 to 75 securities, ADRs and GDRs of listed private equity companies. To be considered for inclusion in the Index, a security must invest a majority of its assets in, lend capital to, or provide services to, private companies, or must have a stated intention to do so. The Index Provider identifies private equity companies that will comprise the Index based upon the reputation, management, financial data, historical performance and the need for diversification within the Index. The Index views diversification from four different perspectives: a) stage of investment; b) type of capital; c) sector; and d) geography. Each listed private equity company must have a market capitalization of at least $100 million before inclusion in the Index. The Index uses float-adjusted, modified market capitalization weightings, with no component having a weight greater than 10%. The combined weight of all Index components that individually equal a 5% or greater weighting of the Index will not exceed 50% of the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2014, on a market price basis, the Fund returned 16.31%. On a net asset value (“NAV”) basis, the Fund returned 16.20%. During the same time period, the Blended-Red Rocks Global Listed Private Equity Index returned 17.56%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to operating expenses, fees and other trading costs that the Fund incurred during the period.

For the fiscal year ended April 30, 2014, the asset management & custody banks sub-industry contributed most significantly to the Fund’s return, followed by the multi-sector holdings and steel sub-industries, respectively. Internet software & services was the only detracting sub-industry.

Positions that contributed most significantly to the Fund’s return included The Blackstone Group LP, (no longer held at fiscal year-end); and Eurazeo SA, a diversified financial services company (portfolio average weight of 3.16%). Positions that detracted most significantly from the Fund’s return included Leucadia National Corp., a diversified financial services company (portfolio average weight of 3.53%); and JAFCO Co. Ltd., a capital markets company (portfolio average weight of 2.45%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2014
Capital Markets	52.3
Diversified Financial Services	25.4
Machinery	4.6
Metals & Mining	3.5
Internet Software & Services	2.6
Food Products	1.2
Industrial Conglomerates	1.1
Money Market Funds Plus Other Assets Less Liabilities	9.3

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2014
Security
Onex Corp.	5.6
Partners Group Holding AG	4.9
3i Group PLC	4.7
Melrose Industries PLC	4.6
Wendel	4.0
Eurazeo SA	4.0
Leucadia National Corp.	3.9
Ratos AB, Class B	3.8
Fosun International Ltd.	3.5
Intermediate Capital Group PLC	3.3
Total	42.3

10

PowerShares Global Listed Private Equity Portfolio (PSP) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of 4/30/14

	1 Year	3 Years Avg. Ann.†††	3 Years Cumulative	5 Years Avg. Ann.†††	5 Years Cumulative	Fund Inception†
Index						Avg. Ann.†††	Cumulative
Blended-Red Rocks Global Listed Private Equity Index††	17.56%	8.45%	27.55%	22.62%	177.16%	(1.02)%	(7.39)%
Fund
NAV Return	16.20	7.24	23.35	19.46	143.33	(3.81)	(25.30)
Market Price Return	16.31	7.18	23.13	19.60	144.73	(3.76)	(25.01)

Fund Inception: October 24, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2015. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 2.19%, including acquired fund fees and expenses of 1.49%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund and Blended-Index returns are based on the inception date of the Fund.

††	The Blended-Red Rocks Global Listed Private Equity Index is comprised of the performance of the Listed Private Equity Index, the Fund’s previous underlying index, from Fund inception through the conversion date, September 30, 2009, followed by the performance of the Index, starting from the conversion date through April 30, 2014.

†††	Average annualized.

11

PGJ	Manager’s Analysis
PowerShares Golden Dragon China Portfolio (PGJ)

As an index fund, the PowerShares Golden Dragon China Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ Golden Dragon China Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities of companies deriving a majority of their revenues from the People’s Republic of China and that comprise the Index.

The NASDAQ OMX Group, Inc. (or the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider includes securities in the Index to provide access to the unique economic opportunities taking place in China while still providing investors with the transparency offered with U.S. exchange listed securities. Securities eligible for inclusion in the Index must be issued by a company headquartered or incorporated in the People’s Republic of China, be listed on the NASDAQ, the NYSE or NYSE MKT, have a minimum market capitalization of $100 million and have a minimum three-month average daily dollar trading volume of $250,000, and may include common stocks, ordinary shares, American depositary receipts (“ADRs”), shares of beneficial interest, limited partnership interests or tracking stocks. The Index Provider calculates the Index’s composition using a modified market capitalization-weighting methodology, such that the maximum weight of any security does not exceed 8% of the Index, while at no time permitting more than five securities to reach that 8% cap. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2014, on a market price basis, the Fund returned 42.46%. On a net asset value (“NAV”) basis, the Fund returned 42.28%. During the same time period, the Index returned 42.39%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the FTSE/Xinhua China 25 Index (the “Benchmark Index”) returned (2.71)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 25 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of another index representative of equity exposure to Chinese companies. The Benchmark Index was selected for its recognition in the marketplace.

The performance of the Fund differed from the Benchmark Index primarily because of substantially different individual company components and sector weightings. Additionally, the Fund invests in Chinese companies, as defined by the Index methodology, listed on U.S. exchanges, whereas the Benchmark Index is composed of Chinese stocks listed on the Hong Kong stock exchange. A comparison to the Benchmark Index is still relevant as the Fund and Benchmark Index are a representation of equity exposure to Chinese companies.

Relative to the Benchmark Index, the Fund was most overweight in the information technology sector and most underweight in the financials sector during the fiscal year ended April 30, 2014. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the allocation to the information technology sector.

For the fiscal year ended April 30, 2014, the information technology sector contributed most significantly to the Fund’s return, followed by the consumer discretionary and health care sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the financials and utilities sectors, respectively.

Positions that contributed most significantly to the Fund’s return included Ctrip.com International Ltd. ADR, an Internet retail company (portfolio average weight of 7.52%) and Baidu, Inc. ADR, an Internet software & services company (portfolio average weight of 8.08%). Positions that detracted most significantly from the Fund’s return included Mindray Medical International Ltd. ADR, a health care equipment company (portfolio average weight of 3.76%); and China HGS Real Estate, Inc., a real estate development company (portfolio average weight of 0.37%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2014
Information Technology	53.0
Consumer Discretionary	23.1
Health Care	8.1
Telecommunication Services	5.7
Energy	4.4
Industrials	2.5
Financials	2.3
Materials	0.5
Utilities	0.3
Money Market Funds Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2014
Security
Baidu, Inc. ADR	8.4
Ctrip.com International Ltd. ADR	8.1
Qihoo 360 Technology Co. Ltd. ADR	7.2
NetEase, Inc. ADR	5.9
Vipshop Holdings Ltd. ADR	5.0
China Mobile Ltd. ADR	4.7
New Oriental Education & Technology Group, Inc. ADR	4.0
SINA Corp.	3.8
Mindray Medical International Ltd. ADR	3.5
Youku Tudou, Inc. ADR	3.1
Total	53.7

12

PowerShares Golden Dragon China Portfolio (PGJ) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of 4/30/14

	1 Year	3 Years Avg. Ann.††	3 Years Cumulative	5 Years Avg. Ann.††	5 Years Cumulative	Fund Inception†
Index						Avg. Ann.††	Cumulative
NASDAQ Golden Dragon China Index	42.39%	0.39%	1.18%	11.72%	74.03%	8.89%	122.51%
FTSE/Xinhua China 25 Index	(2.71)	(4.73)	(13.54)	5.07	28.07	9.89	142.47
Fund
NAV Return	42.28	0.30	0.89	11.20	70.01	8.37	112.61
Market Price Return	42.46	0.36	1.10	11.15	69.61	8.31	111.66

Fund Inception: December 9, 2004

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2015. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.75%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Average annualized.

13

PBP	Manager’s Analysis
PowerShares S&P 500 BuyWrite Portfolio (PBP)

As an index fund, the PowerShares S&P 500 BuyWrite Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the CBOE S&P 500 BuyWriteTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index and will write (sell) call options thereon.

The Chicago Board Options Exchange, Incorporated (the “Index Provider”) compiles, maintains and calculates the Index. The Index measures the total rate of return of an S&P 500® Index covered call strategy. This strategy consists of holding a portfolio indexed to the S&P 500® Index and selling a succession of covered call options, each with an exercise price at or above the prevailing price level of the S&P 500® Index. The Index provides a benchmark measure of the total return performance of this hypothetical strategy. The Index reinvests dividends paid on the component stocks underlying the S&P 500® Index and the dollar value of option premiums received from covered call options. The Index assumes that the call options are written (sold) on the third Friday of each month and expire in the next calendar month after they are written. The Index assumes that the call options are held until their expiration. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2014, on a market price basis, the Fund returned 9.50%. On a net asset value (“NAV”) basis, the Fund returned 9.34%. During the same time period, the Index returned 10.13%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 20.44%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad-based market benchmark.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

During the period, the Fund underperformed the Benchmark Index primarily because of the written covered call option strategy. While the sale of the call options generated premium income for the Fund, this was not enough to make up for the rising market. Many of the Fund’s options were settled at a loss because the strike price was below the market price at expiration.

For the fiscal year ended April 30, 2014, the information technology sector contributed most significantly to the Fund’s return, followed by the financials and health care sectors, respectively. Telecommunication services was the only detracting sector.

Positions that contributed most significantly to the Fund’s return included Apple, Inc., an information technology company (portfolio average weight of 2.97%) and Google Inc., Class A, an information technology company (portfolio average weight of 1.73%). Positions that detracted most significantly from the Fund’s return included Verizon Communications, Inc., a telecommunication services company (portfolio average weight of 0.98%); and Philip Morris International, Inc., a consumer staples company (portfolio average weight of 0.91%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2014
Information Technology	18.8
Financials	16.3
Health Care	13.4
Consumer Discretionary	12.0
Industrials	10.9
Energy	10.8
Consumer Staples	9.9
Materials	3.6
Utilities	3.2
Telecommunication Services	2.5
Other Assets Less Liabilities	(1.4)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2014
Security
Apple, Inc.	3.2
Exxon Mobil Corp.	2.7
Microsoft Corp.	1.8
Johnson & Johnson	1.7
General Electric Co.	1.6
Chevron Corp.	1.5
Wells Fargo & Co.	1.4
Berkshire Hathaway, Inc., Class B	1.4
Procter & Gamble Co. (The)	1.4
JPMorgan Chase & Co.	1.3
Total	18.0

14

PowerShares S&P 500 BuyWrite Portfolio (PBP) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of 4/30/14

Index	1 Year	3 Years Avg. Ann.††	3 Years Cumulative	5 Years Avg. Ann.††	5 Years Cumulative	Fund Inception†
						Avg. Ann.††	Cumulative
CBOE S&P 500 BuyWriteTM Index	10.13%	7.94%	25.75%	11.44%	71.87%	3.50%	24.46%
S&P 500® Index	20.44	13.83	47.48	19.14	140.02	6.39	48.35
Fund
NAV Return	9.34	7.09	22.81	10.52	64.90	2.65	18.07
Market Price Return	9.50	7.15	23.01	10.49	64.67	2.67	18.26

Fund Inception: December 20, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio 0.75% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Average annualized.

15

SPHQ	Manager’s Analysis
PowerShares S&P 500® High Quality Portfolio (SPHQ)

As an index fund, the PowerShares S&P 500® High Quality Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P 500® High Quality Rankings Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index.

The Index is designed to provide exposure to the constituents of the S&P 500® Index that S&P Quality Rankings identifies as high quality stocks. Standard & Poor’s has provided Earnings and Dividend Rankings, commonly referred to as Quality Rankings, on U.S. common stocks since 1956. Quality Rankings reflect the long term growth and stability of a company’s earnings and dividends. Standard & Poor’s generates Quality Rankings by using a computerized system based on per-share earnings and dividends records of the most recent 10 years. Standard & Poor’s computes basic scores for earnings and dividends, and then adjusts the basic scores as indicated by a set of predetermined modifiers for change in the rate of growth, stability within long-term trend and cyclicality. Standard & Poor’s then combines adjusted scores for earnings and dividends to yield a final ranking. If a company within the S&P 500® Index does not have a Quality Ranking assigned to it, it is not considered for inclusion within the Index. S&P 500® Index constituents with Quality Rankings of A- or above are selected for inclusion in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2014, on a market price basis, the Fund returned 19.09%. On a net asset value (“NAV”) basis, the Fund returned 19.15%. During the same time period, the Blended-S&P 500® High Quality Rankings Index returned 19.49%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 20.44%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 securities. The Fund provided this additional comparative benchmark because of its recognition in the market place and to help investors better understand how the investment results of the Fund compare to the performance of a broad-based U.S. stock market benchmark.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that selects stocks based on S&P Quality Rankings, which takes into account earnings and dividends, while the Benchmark Index is a broad-based U.S. market index.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight in the information technology sector during the fiscal year ended April 30, 2014. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to stock selection within the consumer discretionary sector, as well as allocation to and stock selection within the information technology sector.

For the fiscal year ended April 30, 2014, the industrials sector contributed most significantly to the Fund’s return, followed by the consumer staples and consumer discretionary sectors, respectively. There were no detracting sectors.

Positions that contributed most significantly to the Fund’s return included Lockheed Martin Corp., an industrials company (portfolio average weight of 0.86%) and L-3 Communications Holdings, Inc., an industrials company (portfolio average weight of 1.23%). Positions that detracted most significantly from the Fund’s return included Target Corp., a consumer discretionary company (portfolio average weight of 1.12%); and Ralph Lauren Corp., a consumer discretionary company (portfolio average weight of 0.76%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2014
Industrials	27.2
Consumer Staples	19.7
Consumer Discretionary	19.3
Health Care	9.3
Materials	8.3
Financials	5.7
Information Technology	4.7
Utilities	3.7
Energy	2.1
Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2014
Security
Lorillard, Inc.	1.3
C.H. Robinson Worldwide, Inc.	1.3
Lockheed Martin Corp.	1.2
Johnson & Johnson	1.2
Coca-Cola Co. (The)	1.2
3M Co.	1.2
Union Pacific Corp.	1.2
Wal-Mart Stores, Inc.	1.2
Sigma-Aldrich Corp.	1.2
United Technologies Corp.	1.2
Total	12.2

16

PowerShares S&P 500® High Quality Portfolio (SPHQ) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of 4/30/14

	1 Year	3 Years Avg. Ann.†††	3 Years Cumulative	5 Years Avg. Ann.†††	5 Years Cumulative	Fund Inception†
Index						Avg. Ann.†††	Cumulative
Blended-S&P 500® High Quality Rankings Index††	19.49%	15.31%	53.33%	18.84%	137.00%	4.58%	45.72%
S&P 500® Index	20.44	13.83	47.48	19.14	140.02	7.11	78.14
Fund
NAV Return	19.15	14.87	51.58	18.47	133.34	4.48	44.50
Market Price Return	19.09	14.85	51.50	18.45	133.22	4.42	43.77

Fund Inception: December 6, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2015. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.43%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

††	The Blended-S&P 500® High Quality Rankings Index is comprised of the performance of the Value Line Timeliness Select Index, the Fund’s previous underlying index, from Fund inception through the conversion date, June 29, 2010, followed by the performance of the Index, starting from the conversion date through April 30, 2014.

†††	Average annualized.

17

PHO	Manager’s Analysis
PowerShares Water Resources Portfolio (PHO)

As an index fund, the PowerShares Water Resources Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ OMX US Water IndexSM (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks and American depositary receipts (“ADR”) of companies in the water industry that comprise the Index.

NASDAQ OMX Group, Inc. (or the “Index Provider”) compiles, maintains and calculates the Index. The Index is comprised of U.S. exchange-listed companies that create products designed to conserve and purify water for homes, businesses and industries. Securities eligible for inclusion in the Index include common stocks, ordinary shares, depositary receipts (both American and global), depositary shares or limited partnership interests. Eligible securities must also meet the following criteria: a) have issuers classified by SustainableBusiness.com LLC as participating in the “Green Economy,” an environmental and clean energy sector portion of the NASDAQ OMX Green Economy Global Benchmark Index, which includes 350 securities from 13 different environmental sectors; b) be listed on NASDAQ, NYSE, or NYSE MKT; c) only one security per issuer is permitted; d) the securities must have a minimum worldwide market capitalization of $50 million; and e) the security must have a minimum three-month average daily dollar trading volume of $250,000. The Index Provider evaluates securities annually for eligibility. Each quarter, the Index Provider rebalances the Index using a modified liquidity weighting methodology, such that the maximum weight of any security does not exceed 8% of the Index, while at no time permitting more than five securities to reach that 8% cap. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2014, on a market price basis, the Fund returned 18.17%. On a net asset value (“NAV”) basis, the Fund returned 18.16%. During the same time period, the Blended- NASDAQ OMX US Water IndexSM returned 18.80%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

For the fiscal year ended April 30, 2014, the industrials sector contributed most significantly to the Fund’s return, followed by the health care and materials sectors, respectively. There were no detracting sectors.

Positions that contributed most significantly to the Fund’s return included Flowserve Corp., an industrial machinery company (portfolio average weight of 8.24%) and Pentair Ltd., a machinery company (portfolio average weight of 8.28%). Positions that detracted most significantly from the Fund’s return included Cia de Saneamento Basico do Estado de Sao Paulo ADR, a water utilities company (portfolio average weight of 3.62%); and Layne Christensen Co., a construction & engineering company (portfolio average weight of 1.21%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2014
Machinery	47.2
Water Utilities	16.9
Industrial Conglomerates	8.4
Life Sciences Tools & Services	7.3
Electronic Equipment, Instruments & Components	5.5
Construction & Engineering	4.3
Commercial Services & Supplies	3.9
Electrical Equipment	2.8
Chemicals	2.5
Multi-Utilities	1.1
Other Assets Less Liabilities	0.1

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2014
Security
Roper Industries, Inc.	8.4
Pall Corp.	8.1
Pentair Ltd.	7.6
Flowserve Corp.	7.4
Waters Corp.	7.3
Itron, Inc.	4.5
Lindsay Corp.	4.3
Cia de Saneamento Basico do Estado de Sao Paulo ADR	4.2
Valmont Industries, Inc.	4.2
American Water Works Co., Inc.	4.2
Total	60.2

18

PowerShares Water Resources Portfolio (PHO) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of 4/30/14

Index	1 Year	3 Years Avg. Ann.†††	3 Years Cumulative	5 Years Avg. Ann.†††	5 Years Cumulative	Fund Inception†
						Avg. Ann.†††	Cumulative
Blended-NASDAQ OMX US Water IndexSM††	18.80%	10.23%	33.92%	14.54%	97.11%	8.49%	98.33%
Fund
NAV Return	18.16	9.36	30.77	13.82	91.01	7.15	78.59
Market Price Return	18.17	9.36	30.79	13.84	91.22	7.01	76.57

Fund Inception: December 6, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2015. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.62%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund and Blended-Index returns are based on the inception date of the Fund.

††	The Blended-NASDAQ OMX US Water IndexSM is comprised of the performance of the Palisades Water Index, the Fund’s previous underlying index, from Fund inception through the conversion date, March 1, 2012, followed by the performance of the NASDAQ OMX US Water IndexSM, starting from the conversion date through April 30, 2014.

†††	Average annualized.

19

PBW	Manager’s Analysis
PowerShares WilderHill Clean Energy Portfolio (PBW)

As an index fund, the PowerShares WilderHill Clean Energy Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the WilderHill Clean Energy Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies engaged in the business of the advancement of cleaner energy and conservation that comprise the Index.

WilderHill (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its guidelines and mandated procedures, the Index Provider includes stocks in the Index that it believes will substantially benefit from a societal transition toward the use of cleaner energy and conservation. The Index uses modified equal dollar weighting. No single stock may exceed 4% of the total Index weight at the quarterly rebalancing. For a stock to be included in the selection universe, the Index Provider must identify a company as one that has a significant exposure to clean energy, or contribute to the advancement of clean energy or be important to the development of clean energy. Companies in the Index generally (i) help prevent pollutants such as carbon dioxide, nitrous oxide, sulfur oxide or particulates—and avoid carbon or contaminants that harm oceans, land, air or ecosystems structure, (ii) work to further renewable energy efforts and do so in ecologically and economically sensible ways and (iii) incorporate the precautionary principles into their pollution prevention and clean energy efforts. Similarly, companies in the Index generally will not have their majority interests in oil or coal, which are the highest-carbon fuels. Large companies with interests outside clean energy may be included if they are significant to this sector. Components with a market capitalization less than $200 million are weighted at rebalance to one-half of a percent (0.50%). To be eligible for the Index, a stock must have: a. three-month average market capitalization of at least $50 million; and b. three-month average closing price above $1.00 if not currently in the Index.

For the fiscal year ended April 30, 2014, on a market price basis, the Fund returned 41.23%. On a net asset value (“NAV”) basis, the Fund returned 41.23%. During the same time period, the Index returned 39.71%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the primary causes for deviation between the Fund’s performance, on a NAV basis, and that of the Index were revenue received by the Fund related to its securities lending program as well as fees and operating expenses that the Fund incurred during the period.

For the fiscal year ended April 30, 2014, the semiconductors sub-industry contributed most significantly to the Fund’s return, followed by the semiconductor equipment and automobile manufacturers sub-industries, respectively. There were no detracting sub-industries.

Positions that contributed most significantly to the Fund’s return included Tesla Motors, Inc., an automobiles company (portfolio average weight of 2.81%) and GT Advanced Technologies, Inc., a semiconductors & semiconductor equipment company (portfolio average weight of 2.73%). Positions that detracted most significantly from the Fund’s return included KiOR, Inc., a oil, gas & consumable fuels company (no longer held at fiscal year end); and Cosan Limited, an oil, gas & consumable fuels company (no longer held at fiscal year end).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2014
Semiconductors & Semiconductor Equipment	32.6
Electrical Equipment	17.7
Chemicals	8.9
Electronic Equipment, Instruments & Components	7.1
Independent Power Producers & Energy Traders	7.0
Auto Components	6.7
Oil, Gas & Consumable Fuels	6.2
Construction & Engineering	4.1
Commercial Services & Supplies	2.5
Electric Utilities	2.3
Automobiles	2.2
Software	2.1
Metals & Mining	0.5
Money Market Fund Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2014
Security
Calpine Corp.	2.6
Maxwell Technologies, Inc.	2.6
Gentherm, Inc.	2.6
EnerNOC, Inc.	2.5
Daqo New Energy Corp. ADR	2.5
SunPower Corp.	2.5
Itron, Inc.	2.4
Sociedad Quimica y Minera de Chile SA ADR	2.4
ITC Holdings Corp.	2.4
Cytec Industries, Inc.	2.3
Total	24.8

20

PowerShares WilderHill Clean Energy Portfolio (PBW) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of 4/30/14

	1 Year	3 Years Avg. Ann.††	3 Years Cumulative	5 Years Avg. Ann.††	5 Years Cumulative	Fund Inception†
Index						Avg. Ann.††	Cumulative
WilderHill Clean Energy Index	39.71%	(12.74)%	(33.55)%	(4.99)%	(22.57)%	(8.78)%	(56.88)%
Fund
NAV Return	41.23	(11.61)	(30.95)	(4.57)	(20.86)	(8.15)	(54.10)
Market Price Return	41.23	(11.56)	(30.82)	(4.49)	(20.50)	(8.14)	(54.07)

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2015. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.84%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund and Index returns are based on the inception date of the Fund.

††	Average annualized.

21

PUW	Manager’s Analysis
PowerShares WilderHill Progressive Energy Portfolio (PUW)

As an index fund, the PowerShares WilderHill Progressive Energy Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the WilderHill Progressive Energy Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies engaged principally in the progressive energy business that comprise the Index.

Progressive Energy Index LLC (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider includes companies in the Index pursuant to a proprietary selection methodology. The Index is a modified equal-weighted index composed of companies in transitional energy technologies that improve the use of fossil fuels and nuclear power. The Index Provider includes companies focused on the following areas in the Index: alternative energy; better efficiency; emission reduction; new energy activity; utilities; and energy conversion and storage. To be eligible for the Index, a stock must have: (i) three-month average market capitalization of at least $150 million; (ii) three-month average closing price above $1.00 if not currently in the Index; and (iii) a listing on the NYSE, NYSE MKT or the NASDAQ and, if a foreign company, have its ADRs listed on the NYSE, NYSE MKT or the NASDAQ. Components less than $400 million in market capitalization are set to one-half of a percent (0.5%) weight at the rebalance. No single stock may exceed 5% of the total Index weight at the quarterly rebalancing. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2014, on a market price basis, the Fund returned 20.21%. On a net asset value (“NAV”) basis, the Fund returned 20.24%. During the same time period, the Index returned 21.10%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

For the fiscal year ended April 30, 2014, the industrials sector contributed most significantly to the Fund’s return, followed by the consumer discretionary and materials sectors, respectively. There were no detracting sectors.

Positions that contributed most significantly to the Fund’s return included Andersons, Inc. (The), a food distributors company (portfolio average weight of 2.25%) and Acuity Brands, Inc., an electrical equipment company (portfolio average weight of 2.08%). Positions that detracted most significantly from the Fund’s return included Westport Innovations, Inc., a machinery company (portfolio average weight of 1.78%); and Nuverra Environmental Solutions, Inc., an electrical equipment, instruments & components company (portfolio average weight of 1.7%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2014
Oil, Gas & Consumable Fuels	20.4
Electrical Equipment	16.0
Machinery	12.5
Construction & Engineering	6.8
Chemicals	6.6
Electric Utilities	6.4
Auto Components	5.5
Building Products	4.9
Industrial Conglomerates	3.3
Energy Equipment & Services	3.1
Automobiles	3.0
Commercial Services & Supplies	2.2
Household Products	2.0
Food & Staples Retailing	2.0
Electronic Equipment, Instruments & Components	1.8
Aerospace & Defense	1.6
Semiconductors & Semiconductor Equipment	1.5
Real Estate Investment Trusts	0.4
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2014
Security
Centrais Eletricas Brasileiras SA ADR	2.4
Companhia Energetica de Minas Gerais ADR	2.1
Rentech, Inc.	2.1
Chesapeake Energy Corp.	2.0
Cosan Ltd., Class A	2.0
Remy International, Inc.	2.0
Energizer Holdings, Inc.	2.0
Andersons, Inc. (The)	2.0
Southwestern Energy Co.	2.0
NRG Yield, Inc., Class A	2.0
Total	20.6

22

PowerShares WilderHill Progressive Energy Portfolio (PUW) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of 4/30/14

	1 Year	3 Years Avg. Ann.††	3 Years Cumulative	5 Years Avg. Ann.††	5 Years Cumulative	Fund Inception†
Index						Avg. Ann.††	Cumulative
WilderHill Progressive Energy Index	21.10%	4.17%	13.04%	15.52%	105.74%	5.30%	47.40%
Fund
NAV Return	20.24	3.21	9.95	14.47	96.55	4.41	38.30
Market Price Return	20.21	3.17	9.81	14.46	96.43	4.41	38.27

Fund Inception: October 24, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2015. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.87%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund and Index returns are based on the inception date of the Fund.

††	Average annualized.

23

Schedule of Investments(a)

PowerShares Aerospace & Defense Portfolio (PPA)

April 30, 2014

Number of Shares		Value
	Common Stocks—100.0%
	Aerospace & Defense—78.9%
14,787	AAR Corp.	$382,983
8,515	Aerovironment, Inc.(b)	287,552
11,893	Alliant Techsystems, Inc.	1,715,208
2,938	American Science & Engineering, Inc.	197,434
51,082	Boeing Co. (The)	6,590,600
10,009	Cubic Corp.	474,727
28,187	DigitalGlobe, Inc.(b)	839,409
4,050	Ducommun, Inc.(b)	98,293
6,481	Engility Holdings, Inc.(b)	282,831
11,888	Esterline Technologies Corp.(b)	1,296,030
70,823	Exelis, Inc.	1,313,058
22,904	GenCorp, Inc.(b)	402,194
47,354	General Dynamics Corp.	5,182,895
24,813	HEICO Corp.	1,372,655
36,625	Hexcel Corp.(b)	1,526,896
68,533	Honeywell International, Inc.	6,366,716
18,418	Huntington Ingalls Industries, Inc.	1,897,054
13,925	KEYW Holding Corp. (The)(b)	178,936
21,457	Kratos Defense & Security Solutions, Inc.(b)	154,920
32,319	L-3 Communications Holdings, Inc.	3,728,643
4,798	LMI Aerospace, Inc.(b)	65,445
39,454	Lockheed Martin Corp.	6,475,980
16,974	Moog, Inc., Class A(b)	1,110,948
36,272	Northrop Grumman Corp.	4,407,411
22,627	Orbital Sciences Corp.(b)	665,234
19,987	Precision Castparts Corp.	5,058,510
45,175	Raytheon Co.	4,313,309
49,055	Rockwell Collins, Inc.	3,809,121
3,784	Sparton Corp.(b)	102,773
19,385	TASER International, Inc.(b)	313,068
14,056	Teledyne Technologies, Inc.(b)	1,305,240
101,225	Textron, Inc.	4,140,102
19,719	TransDigm Group, Inc.	3,507,418
19,605	Triumph Group, Inc.	1,270,600
54,993	United Technologies Corp.	6,507,322

		77,341,515

	Communications Equipment—4.3%
5,728	Comtech Telecommunications Corp.	181,864
39,911	Harris Corp.	2,934,257
17,224	ViaSat, Inc.(b)	1,105,953

		4,222,074

	Construction & Engineering—1.3%
26,957	URS Corp.	1,270,214

	Containers & Packaging—3.0%
52,553	Ball Corp.	2,952,953

	Diversified Telecommunication Services—0.7%
39,392	Intelsat SA (United Kingdom)(b)	716,147

	Electronic Equipment, Instruments & Components—2.4%
52,646	FLIR Systems, Inc.	1,792,070
12,426	Mercury Systems, Inc.(b)	173,467
7,449	OSI Systems, Inc.(b)	415,728

		2,381,265

	IT Services—7.6%
55,675	Booz Allen Hamilton Holding Corp.	1,293,887
8,769	CACI International, Inc., Class A(b)	610,761

Number of Shares		Value
	Common Stocks (continued)
	IT Services (continued)
54,445	Computer Sciences Corp.	$3,222,055
31,999	Leidos Holdings, Inc.	1,191,643
13,843	ManTech International Corp., Class A	412,936
18,316	Science Applications International Corp.	714,324

		7,445,606

	Machinery—1.8%
31,441	Oshkosh Corp.	1,745,290

	Total Common Stocks (Cost $81,293,306)	98,075,064

	Money Market Fund—0.1%
74,614	Invesco Premier Portfolio—Institutional Class(c) (Cost $74,614)	74,614

	Total Investments (Cost $81,367,920)—100.1%	98,149,678
	Other assets less liabilities—(0.1)%	(63,451)

	Net Assets—100.0%	$98,086,227

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Schedule of Investments(a)

PowerShares CleantechTM Portfolio (PZD)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Aerospace & Defense—2.3%
45,435	Hexcel Corp.(b)	$1,894,185

	Auto Components—6.1%
42,744	BorgWarner, Inc.	2,656,112
55,922	Johnson Controls, Inc.	2,524,319

		5,180,431

	Building Products—2.2%
83,625	Kingspan Group PLC (Ireland)	1,572,864
13,293	WaterFurnace Renewable Energy, Inc. (Canada)	277,985

		1,850,849

	Chemicals—9.3%
527	Gurit Holding AG (Switzerland)(b)	275,037
38,125	Koninklijke DSM NV (Netherlands)	2,731,918
60,232	Novozymes A/S, Class B (Denmark)	2,883,456
39,769	Umicore SA (Belgium)	1,947,879

		7,838,290

	Commercial Services & Supplies—3.5%
26,097	Ceco Environmental Corp.	414,681
30,987	Mix Telematics Ltd. ADR (South Africa)(b)	325,364
31,663	Tetra Tech, Inc.(b)	907,778
96,347	Tomra Systems ASA (Norway)	893,735
434,000	United Envirotech Ltd. (Singapore)	451,165

		2,992,723

	Construction & Engineering—2.8%
31,716	Aegion Corp.(b)	808,441
48,722	Ameresco, Inc., Class A(b)	312,308
33,983	Arcadis NV (Netherlands)	1,205,306

		2,326,055

	Electrical Equipment—17.4%
103,340	ABB Ltd. (Switzerland)(b)	2,481,240
22,449	EnerSys	1,517,103
108,900	Gamesa Corp. Tecnologica SA (Spain)(b)	1,079,767
25,515	Polypore International, Inc.(b)(c)	884,860
20,103	PowerSecure International, Inc.(b)	446,890
21,899	Saft Groupe SA (France)	778,230
28,697	Schneider Electric SA (France)	2,687,801
34,885	SGL Carbon SE (Germany)(c)	1,160,874
20,978	Vacon Oyj (Finland)	870,866
63,757	Vestas Wind Systems A/S (Denmark)(b)	2,828,354

		14,735,985

	Electronic Equipment, Instruments & Components—9.4%
10,978	Badger Meter, Inc.	543,960
127,595	Corning, Inc.	2,668,012
24,796	HORIBA Ltd. (Japan)	855,662
25,335	Itron, Inc.(b)	962,730
264,025	Opus Group AB (Sweden)(c)	516,552
62,969	Trimble Navigation Ltd.(b)	2,419,899

		7,966,815

	Independent Power Producers & Energy Traders—2.1%
9,132,508	Energy Development Corp. (Philippines)	1,145,148
22,316	Ormat Technologies, Inc. (Israel)	595,391

		1,740,539

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrial Conglomerates—7.1%
26,703	Raven Industries, Inc.	$825,123
18,984	Roper Industries, Inc.	2,637,827
19,123	Siemens AG (Germany)	2,518,923

		5,981,873

	Life Sciences Tools & Services—2.2%
6,715	Eurofins Scientific (France)	1,862,135

	Machinery—16.2%
96,372	Alfa Laval AB (Sweden)(c)	2,550,932
22,385	CLARCOR, Inc.	1,292,958
46,684	Donaldson Co., Inc.	1,964,930
11,875	Kadant, Inc.	412,656
9,554	Lindsay Corp.(c)	841,994
58,808	Meyer Burger Technology AG (Switzerland)(b)(c)	724,705
27,219	Pall Corp.	2,290,479
17,247	Westport Innovations, Inc. (Canada)(b)(c)	225,832
30,623	Woodward, Inc.	1,372,829
53,772	Xylem, Inc.	2,021,289

		13,698,604

	Professional Services—6.4%
46,317	Intertek Group PLC (United Kingdom)	2,272,742
21,499	Mistras Group, Inc.(b)	488,242
1,062	SGS SA (Switzerland)	2,647,612

		5,408,596

	Semiconductors & Semiconductor Equipment—5.8%
32,062	Advanced Energy Industries, Inc.(b)	701,517
38,959	Cree, Inc.(b)	1,837,696
65,854	GT Advanced Technologies, Inc.(b)(c)	1,093,835
17,040	Power Integrations, Inc.	804,799
11,848	SMA Solar Technology AG (Germany)(c)	495,217

		4,933,064

	Software—7.2%
30,876	ANSYS, Inc.(b)	2,356,148
51,417	Autodesk, Inc.(b)	2,469,044
25,972	FleetMatics Group PLC(b)	779,939
31,138	Silver Spring Networks, Inc.(b)(c)	466,447

		6,071,578

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $60,314,257)—100.0%	84,481,722

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—7.2%
6,110,040	Invesco Liquid Assets Portfolio—Institutional Class(d)(e) (Cost $6,110,040)	6,110,040

	Total Investments (Cost $66,424,297)—107.2%	90,591,762
	Other assets less liabilities—(7.2)%	(6,056,344)

	Net Assets—100.0%	$84,535,418

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

PowerShares CleantechTM Portfolio (PZD) (continued)

April 30, 2014

Investment Abbreviations:

ADR—American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2014.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of April 30, 2014.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
Citibank	$5,994,327	$(5,994,327)	$—

*	Amount does not include excess collateral received, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Schedule of Investments(a)

PowerShares DWA Momentum Portfolio (PDP)

April 30, 2014

Number of Shares		Value
	Common Stocks—100.0%
	Consumer Discretionary—29.5%
20,511	Amazon.com, Inc.(b)	$6,238,010
12,949	AutoZone, Inc.(b)	6,913,342
162,024	Brinker International, Inc.	7,961,859
213,871	CBS Corp., Class B	12,353,189
31,301	Chipotle Mexican Grill, Inc.(b)	15,603,548
155,402	Dollar Tree, Inc.(b)	8,091,782
291,317	Domino’s Pizza, Inc.	21,668,158
103,862	Hanesbrands, Inc.	8,526,032
124,095	Jarden Corp.(b)	7,092,029
310,849	Liberty Interactive Corp., Class A(b)	9,033,272
116,854	Macy’s, Inc.	6,710,925
24,791	Netflix, Inc.(b)	7,983,694
194,280	NIKE, Inc., Class B	14,172,726
208,669	O’Reilly Automotive, Inc.(b)	31,047,860
76,576	Polaris Industries, Inc.	10,286,454
28,216	Priceline Group, Inc. (The)(b)	32,667,074
340,528	Service Corp. International	6,391,711
110,281	Signet Jewelers Ltd.	11,173,671
92,506	Starbucks Corp.	6,532,774
1,085,822	Starz, Class A(b)	35,039,476
46,671	Tesla Motors, Inc.(b)	9,702,434
110,242	TJX Cos., Inc. (The)	6,413,880
169,234	Tractor Supply Co.	11,379,294
350,042	TRW Automotive Holdings Corp.(b)	28,125,875
199,084	Under Armour, Inc., Class A(b)	9,733,217
245,779	VF Corp.	15,014,639
251,009	Wyndham Worldwide Corp.	17,906,982
37,325	Wynn Resorts Ltd.	7,610,194

		371,374,101

	Consumer Staples—2.3%
98,616	Brown-Forman Corp., Class B	8,847,827
158,161	Hormel Foods Corp.	7,542,698
66,146	Keurig Green Mountain, Inc.	6,196,557
98,357	Monster Beverage Corp.(b)	6,585,985

		29,173,067

	Energy—4.9%
252,066	Cheniere Energy, Inc.(b)	14,229,126
54,803	Continental Resources, Inc.(b)	7,591,312
126,278	EQT Corp.	13,763,039
264,496	ONEOK, Inc.	16,721,437
50,231	Pioneer Natural Resources Co.	9,708,145

		62,013,059

	Financials—4.5%
73,959	ACE Ltd.	7,567,485
34,263	Affiliated Managers Group, Inc.(b)	6,790,927
60,071	Ameriprise Financial, Inc.	6,705,726
354,086	Arch Capital Group Ltd.(b)	20,296,209
118,183	Discover Financial Services	6,606,430
184,511	HCC Insurance Holdings, Inc.	8,476,435

		56,443,212

	Health Care—17.1%
48,987	Actavis PLC(b)	10,009,514
195,456	Alexion Pharmaceuticals, Inc.(b)	30,921,139
23,033	Biogen Idec, Inc.(b)	6,613,235

Number of Shares		Value
	Common Stocks (continued)
	Health Care (continued)
127,197	Cerner Corp.(b)	$6,525,206
79,095	Cigna Corp.	6,330,764
55,738	Cooper Cos., Inc. (The)	7,352,400
455,237	Gilead Sciences, Inc.(b)	35,731,552
201,673	Henry Schein, Inc.(b)	23,037,107
44,409	Illumina, Inc.(b)	6,032,963
275,065	Jazz Pharmaceuticals PLC(b)	37,106,268
40,308	McKesson Corp.	6,819,710
28,496	Mettler-Toledo International, Inc.(b)	6,642,988
138,253	Mylan, Inc.(b)	7,020,487
87,945	Regeneron Pharmaceuticals, Inc.(b)	26,109,991

		216,253,324

	Industrials—18.2%
97,633	Alaska Air Group, Inc.	9,185,313
110,162	B/E Aerospace, Inc.(b)	9,668,919
125,333	Chicago Bridge & Iron Co. NV	10,035,413
106,474	Colfax Corp.(b)	7,663,999
123,358	Danaher Corp.	9,052,010
107,920	IDEX Corp.	8,047,594
159,600	Kirby Corp.(b)	16,058,952
78,867	Lockheed Martin Corp.	12,945,229
122,114	Nordson Corp.	9,079,176
129,961	Old Dominion Freight Line, Inc.(b)	7,879,535
74,284	Pall Corp.	6,250,999
97,336	Pentair Ltd.	7,231,092
96,176	Precision Castparts Corp.	24,341,184
128,932	Roper Industries, Inc.	17,915,101
58,453	Snap-On, Inc.	6,780,548
40,676	TransDigm Group, Inc.	7,235,040
72,340	Union Pacific Corp.	13,775,706
200,239	United Rentals, Inc.(b)	18,788,425
68,960	WABCO Holdings, Inc.(b)	7,379,410
448,586	Waste Connections, Inc.	20,033,851

		229,347,496

	Information Technology—9.0%
26,555	Alliance Data Systems Corp.(b)	6,423,654
136,953	Amphenol Corp., Class A	13,058,468
68,107	Apple, Inc.	40,189,260
131,928	Fiserv, Inc.(b)	8,018,584
118,075	Gartner, Inc.(b)	8,140,090
292,960	MasterCard, Inc., Class A	21,547,208
110,544	NetSuite, Inc.(b)	8,546,157
191,733	Skyworks Solutions, Inc.(b)	7,870,640

		113,794,061

	Materials—13.4%
257,832	Airgas, Inc.	27,397,228
385,124	Ball Corp.	21,640,118
74,300	Ecolab, Inc.	7,774,752
217,786	FMC Corp.	16,769,522
73,337	International Flavors & Fragrances, Inc.	7,225,161
146,075	International Paper Co.	6,814,399
25,341	NewMarket Corp.	9,434,961
150,016	Rockwood Holdings, Inc.	10,658,637
159,474	RPM International, Inc.	6,803,161
74,911	Sherwin-Williams Co. (The)	14,970,214
110,086	Sigma-Aldrich Corp.	10,591,374

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

PowerShares DWA Momentum Portfolio (PDP) (continued)

April 30, 2014

Number of Shares		Value
	Common Stocks (continued)
	Materials (continued)
237,533	W.R. Grace & Co.(b)	$21,876,789
101,757	Westlake Chemical Corp.	7,245,099

		169,201,415

	Telecommunication Services—0.5%
201,598	T-Mobile US, Inc. (Germany)(b)	5,904,805

	Utilities—0.6%
73,190	Sempra Energy	7,217,266

	Total Common Stocks (Cost $1,036,795,226)	1,260,721,806

	Money Market Fund—0.1%
614,538	Invesco Premier Portfolio—Institutional Class(c) (Cost $614,538)	614,538

	Total Investments (Cost $1,037,409,764)—100.1%	1,261,336,344
	Other assets less liabilities—(0.1)%	(892,801)

	Net Assets—100.0%	$1,260,443,543

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Schedule of Investments(a)

PowerShares Global Listed Private Equity Portfolio (PSP)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests—90.7%
	Capital Markets—52.3%
4,281,063	3i Group PLC (United Kingdom)	$27,454,945
165,160	Alaris Royalty Corp. (Canada)(b)	4,025,723
301,308	Altamir (France)	4,562,139
912,650	American Capital Ltd.(c)	13,680,624
613,450	Apollo Global Management LLC, Class A	16,642,899
727,071	Apollo Investment Corp.	5,809,297
1,031,163	Ares Capital Corp.	17,705,069
192,067	Aurelius AG (Germany)	7,126,464
259,914	BlackRock Kelso Capital Corp.	2,360,019
2,471,721	Brait SE (South Africa)(c)	13,300,772
688,775	Bure Equity AB (Sweden)	3,033,320
50,442	Capital Southwest Corp.	1,770,514
456,356	Carlyle Group LP (The)	14,639,900
102,591	Deutsche Beteiligungs AG (Germany)	2,759,601
475,984	Fifth Street Finance Corp.	4,431,411
171,540	Gimv NV (Belgium)	8,888,403
163,333	Golub Capital BDC, Inc.(b)	2,730,928
1,423,398	GP Investments Ltd. (Brazil)(c)	2,356,461
220,110	Hercules Technology Growth Capital, Inc.(b)	3,011,105
110,738	ICG Group, Inc.(c)	2,256,840
2,530,530	Intermediate Capital Group PLC (United Kingdom)	18,954,705
2,574,370	IP Group PLC (United Kingdom)(c)	7,476,759
385,479	JAFCO Co. Ltd. (Japan)	14,736,128
134,854	Main Street Capital Corp.(b)	4,239,810
249,627	MCG Capital Corp.	838,747
173,274	Medley Capital Corp.(b)	2,259,493
86,637	MVC Capital, Inc.	1,129,746
181,913	New Mountain Finance Corp.	2,603,175
104,830	Partners Group Holding AG (Switzerland)	28,670,639
244,643	PennantPark Investment Corp.	2,617,680
518,305	Princess Private Equity Holding Ltd. (Switzerland)	4,599,394
1,097,260	Prospect Capital Corp.(b)	11,861,381
2,168,685	Ratos AB, Class B (Sweden)	21,980,028
83,362	Safeguard Scientifics, Inc.(c)	1,751,436
163,093	Solar Capital Ltd.	3,571,737
1,074,854	SVG Capital PLC (United Kingdom)(c)	7,713,516
5,754,711	Symphony International Holdings Ltd. (Singapore)	4,373,580
144,103	TCP Capital Corp.	2,333,028
212,231	TICC Capital Corp.(b)	2,043,785
103,570	Triangle Capital Corp.(b)	2,700,070

		305,001,271

	Diversified Financial Services—25.4%
120,962	Ackermans & van Haaren NV (Belgium)	15,631,481
1,828,551	Better Capital PCC Ltd. (United Kingdom)(c)	3,427,236
2,019,070	China Merchants China Direct Investments Ltd. (China)	2,625,128
183,261	Compass Diversified Holdings	3,388,496
271,155	Electra Private Equity PLC (United Kingdom)(c)	12,224,831
276,255	Eurazeo SA (France)	23,258,257
259,439	HgCapital Trust PLC (United Kingdom)	4,538,465
408,103	JZ Capital Partners Ltd. (Guernsey)	3,018,269
882,658	Leucadia National Corp.	22,525,432
573,162	Onex Corp. (Canada)	32,693,919
70,152	PICO Holdings, Inc.(c)	1,631,034

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Diversified Financial Services (continued)
156,012	Wendel (France)	$23,481,351

		148,443,899

	Food Products—1.2%
128,001	A/S Schouw & Co. (Denmark)	7,133,558

	Industrial Conglomerates—1.1%
461,137	Hosken Consolidated Investments Ltd. (South Africa)	6,568,186

	Internet Software & Services—2.6%
226,435	IAC/InterActiveCorp.	15,008,112

	Machinery—4.6%
5,595,562	Melrose Industries PLC (United Kingdom)	26,975,147

	Metals & Mining—3.5%
16,668,359	Fosun International Ltd. (China)	20,166,675

	Total Common Stocks and Other Equity Interests (Cost $450,063,527)	529,296,848

	Money Market Funds—9.6%
2,230,000	Invesco Liquid Assets Portfolio—Institutional Share Class(d)(e)	2,230,000
53,783,158	Invesco Premier Portfolio—Institutional Class(d)	53,783,158

	Total Money Market Funds (Cost 56,013,158)	56,013,158

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $506,076,685)—100.3%	585,310,006

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—4.0%
23,404,087	Invesco Liquid Assets Portfolio—Institutional Class(d)(f) (Cost $23,404,087)	23,404,087

	Total Investments (Cost $529,480,772)—104.3%	608,714,093
	Other assets less liabilities—(4.3)%	(25,112,827)

	Net Assets—100.0%	$583,601,266

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at April 30, 2014.
(c)	Non-income producing security.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.
(e)	All or a portion of the value was pledged as collateral for swap agreements. See Note 2H and Note 6.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

PowerShares Global Listed Private Equity Portfolio (PSP) (continued)

April 30, 2014

(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of April 30, 2014.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
Brown Brother Harriman	$22,883,255	$(22,883,255)	$—

*	Amount does not include excess collateral received, if any.

This Fund has holdings greater than 10% of net assets in the following country:

United Kingdom	18.6%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Schedule of Investments

PowerShares Golden Dragon China Portfolio (PGJ)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	British Virgin Islands—0.5%
191,216	Shanda Games Ltd. ADR(a)	$1,265,850

	Canada—2.2%
166,581	Canadian Solar, Inc.(a)(b)	4,517,677
528,976	Silvercorp Metals, Inc.(b)	1,100,270

		5,617,947

	China—95.4%
136,107	21Vianet Group, Inc. ADR(a)	3,269,290
35,937	51job, Inc. ADR(a)	2,423,591
39,155	58.Com, Inc. ADR(a)(b)	1,557,586
91,307	AutoNavi Holdings Ltd. ADR(a)	1,888,229
140,931	Baidu, Inc. ADR(a)	21,682,234
75,214	Bitauto Holdings Ltd. ADR(a)	2,694,918
61,808	Bona FILM Group Ltd. ADR(a)(b)	357,868
37,712	Changyou.com Ltd. ADR(a)(b)	1,057,067
86,814	China Automotive Systems, Inc.(a)	652,841
79,230	China Biologic Products, Inc.(a)	2,895,856
36,692	China Distance Education Holdings Ltd. ADR	552,948
56,202	China Finance Online Co. Ltd. ADR(a)(b)	209,071
98,527	China Green Agriculture, Inc.(a)(b)	271,935
83,604	China Information Technology, Inc.(a)(b)	339,432
31,250	China Life Insurance Co. Ltd. ADR	1,221,250
84,666	China Lodging Group Ltd. ADR(a)	1,878,739
274,533	China Ming Yang Wind Power Group Ltd. ADR(a)(b)	639,662
26,164	China Mobile Games & Entertainment Group Ltd. ADR(a)(b)	445,573
253,303	China Mobile Ltd. ADR	12,014,161
36,578	China Petroleum & Chemical Corp. ADR	3,250,687
20,026	China Telecom Corp. Ltd. ADR	1,025,732
114,706	China Unicom (Hong Kong) Ltd. ADR(b)	1,758,443
148,181	China XD Plastics Co. Ltd.(a)(b)	1,013,558
44,354	ChinaCache International Holdings Ltd. ADR(a)	612,085
108,801	CNinsure, Inc. ADR(a)	691,974
24,869	CNOOC Ltd. ADR	4,108,110
58,949	Concord Medical Services Holdings Ltd. ADR	408,517
445,970	Ctrip.com International Ltd. ADR(a)	20,844,638
170,662	E-Commerce China Dangdang, Inc., Class A ADR(a)(b)	1,841,443
237,848	E-House China Holdings Ltd. ADR(b)	2,069,278
470,171	Giant Interactive Group, Inc. ADR	5,524,509
178,168	Hollysys Automation Technologies Ltd.(a)	3,814,577
113,061	Home Inns & Hotels Management, Inc. ADR(a)(b)	3,213,194
15,773	Huaneng Power International, Inc. ADR(b)	619,563
142,267	ISoftStone Holdings Ltd. ADR(a)(b)	776,778
106,384	JA Solar Holdings Co. Ltd. ADR(a)(b)	1,024,478
56,408	JinkoSolar Holding Co. Ltd. ADR(a)(b)	1,517,375
50,814	Jinpan International Ltd.	374,499
123,695	Kandi Technologies Group, Inc.(a)(b)	1,386,621
83,926	KongZhong Corp. ADR(a)	852,688
92,609	Lihua International, Inc.(a)	196,331
276,163	Mindray Medical International Ltd. ADR(b)	9,129,949
85,126	Montage Technology Group, Ltd.(a)(b)	1,769,770
140,229	Nam Tai Property, Inc.	968,982
225,241	NetEase, Inc. ADR	15,336,660
431,396	New Oriental Education & Technology Group, Inc. ADR	10,439,783

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	China (continued)
50,518	Noah Holdings Ltd. ADR(b)	$679,972
151,819	NQ Mobile, Inc. ADR(a)(b)	1,876,483
137,297	Perfect World Co. Ltd. ADR	2,553,724
35,102	PetroChina Co. Ltd. ADR	4,047,963
104,947	Phoenix New Media Ltd. ADR(a)(b)	970,760
219,761	Qihoo 360 Technology Co. Ltd. ADR(a)	18,543,433
39,552	Qunar Cayman Islands Ltd. ADR(a)(b)	976,934
242,852	ReneSola Ltd. ADR(a)(b)	660,557
353,482	Renren, Inc. ADR(a)	1,162,956
77,158	Semiconductor Manufacturing International Corp. ADR(a)	320,206
203,774	SINA Corp.(a)	9,740,397
26,179	Sino Clean Energy, Inc.(a)	0
171,504	Sinovac Biotech Ltd.(a)(b)	1,018,734
118,898	Sohu.com, Inc.(a)(b)	6,559,603
531,433	SouFun Holdings Ltd. ADR	6,254,966
119,950	TAL Education Group ADR(a)	2,653,294
199,378	Trina Solar Ltd. ADR(a)(b)	2,229,046
91,716	Vipshop Holdings Ltd. ADR(a)(b)	12,857,666
217,511	WuXi PharmaTech Cayman, Inc. ADR(a)	7,395,374
135,807	Xinyuan Real Estate Co. Ltd. ADR(b)	555,451
69,410	Xueda Education Group ADR	346,356
320,678	Yingli Green Energy Holding Co. Ltd. ADR(a)(b)	1,096,719
362,937	Youku Tudou, Inc. ADR(a)	8,089,866
96,521	YY, Inc. ADR(a)(b)	5,536,445

		246,749,378

	South Korea—0.1%
153,924	Hanwha SolarOne Co. Ltd. ADR(a)(b)	400,202

	United States—1.7%
130,398	China HGS Real Estate, Inc.(a)(b)	684,589
188,535	China Recycling Energy Corp.(a)(b)	586,344
115,364	China Yuchai International Ltd.	2,323,431
37,591	eLong, Inc. ADR(a)(b)	567,248
200,689	Kingold Jewelry, Inc.(a)	222,765

		4,384,377

	Total Common Stocks and Other Equity Interests (Cost $232,344,587)	258,417,754

	Money Market Fund—0.2%
461,509	Invesco Premier Portfolio—Institutional Class(c) (Cost $461,509)	461,509

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $232,806,096)—100.1%	258,879,263

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

PowerShares Golden Dragon China Portfolio (PGJ) (continued)

April 30, 2014

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—16.7%
43,026,256	Invesco Liquid Assets Portfolio—Institutional Class(c)(d) (Cost $43,026,256)	$43,026,256

	Total Investments (Cost $275,832,352)—116.8%	301,905,519
	Other assets less liabilities—(16.8)%	(43,336,945)

	Net Assets—100.0%	$258,568,574

Investment Abbreviations:

ADR—American Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at April 30, 2014.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of April 30, 2014.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
Citibank	$41,317,489	$(41,317,489)	$—

*	Amount does not include excess collateral received, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Schedule of Investments(a)

PowerShares S&P 500 BuyWrite Portfolio (PBP)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests(b)—101.4%
	Consumer Discretionary—12.0%
5,601	Amazon.com, Inc.(c)	$1,703,432
949	AutoNation, Inc.(c)	50,288
507	AutoZone, Inc.(c)	270,682
3,206	Bed Bath & Beyond, Inc.(c)	199,189
4,115	Best Buy Co., Inc.	106,702
3,432	BorgWarner, Inc.	213,264
3,224	Cablevision Systems Corp., Class A	53,841
3,361	CarMax, Inc.(c)	147,145
6,598	Carnival Corp.	259,367
8,308	CBS Corp., Class B	479,870
467	Chipotle Mexican Grill, Inc.(c)	232,799
4,179	Coach, Inc.	186,592
39,242	Comcast Corp., Class A	2,031,166
4,287	D.R. Horton, Inc.	95,514
1,974	Darden Restaurants, Inc.	98,128
4,198	Delphi Automotive PLC (United Kingdom)	280,594
7,133	DIRECTV(c)	553,521
3,345	Discovery Communications, Inc., Class A(c)	253,885
4,436	Dollar General Corp.(c)	250,368
3,130	Dollar Tree, Inc.(c)	162,979
1,538	Expedia, Inc.	109,183
1,437	Family Dollar Stores, Inc.	84,424
59,376	Ford Motor Co.	958,922
723	Fossil Group, Inc.(c)	77,108
1,742	GameStop Corp., Class A	69,123
3,423	Gannett Co., Inc.	93,003
3,988	Gap, Inc. (The)	156,728
1,849	Garmin Ltd.	105,578
19,627	General Motors Co.(c)	676,739
2,312	Genuine Parts Co.	201,421
4,150	Goodyear Tire & Rubber Co. (The)	104,580
66	Graham Holdings Co., Class B	44,301
4,128	H&R Block, Inc.	117,318
3,313	Harley-Davidson, Inc.	244,963
1,019	Harman International Industries, Inc.	111,693
1,753	Hasbro, Inc.	96,871
21,201	Home Depot, Inc. (The)	1,685,692
3,714	International Game Technology	46,611
6,384	Interpublic Group of Cos., Inc. (The)	111,209
9,997	Johnson Controls, Inc.	451,265
3,031	Kohl’s Corp.	166,068
3,671	L Brands, Inc.	198,968
2,089	Leggett & Platt, Inc.	68,645
2,644	Lennar Corp., Class A	102,032
15,745	Lowe’s Cos., Inc.	722,853
5,548	Macy’s, Inc.	318,622
3,329	Marriott International, Inc., Class A	192,849
5,124	Mattel, Inc.	200,938
14,903	McDonald’s Corp.	1,510,866
2,698	Michael Kors Holdings Ltd.(c)	246,058
918	Mohawk Industries, Inc.(c)	121,552
899	Netflix, Inc.(c)	289,514
4,199	Newell Rubbermaid, Inc.	126,432
7,497	News Corp., Class A(c)	127,599
11,198	NIKE, Inc., Class B	816,894
2,152	Nordstrom, Inc.	131,875
3,887	Omnicom Group, Inc.	263,072

Number of Shares		Value
	Common Stocks and Other Equity Interests(b) (continued)
	Consumer Discretionary (continued)
1,600	O’Reilly Automotive, Inc.(c)	$238,064
1,560	PetSmart, Inc.	105,581
784	Priceline Group, Inc. (The)(c)	907,676
5,167	PulteGroup, Inc.	95,021
1,228	PVH Corp.	154,200
889	Ralph Lauren Corp.	134,568
3,236	Ross Stores, Inc.	220,307
1,650	Scripps Networks Interactive, Inc., Class A	123,865
9,797	Staples, Inc.	122,462
11,380	Starbucks Corp.	803,656
2,886	Starwood Hotels & Resorts Worldwide, Inc.	221,212
9,516	Target Corp.	587,613
1,656	Tiffany & Co.	144,883
4,177	Time Warner Cable, Inc.	590,878
13,439	Time Warner, Inc.	893,156
10,707	TJX Cos., Inc. (The)	622,933
2,099	Tractor Supply Co.	141,137
1,668	TripAdvisor, Inc.(c)	134,674
29,220	Twenty-First Century Fox, Inc., Class A	935,624
2,391	Under Armour, Inc., Class A(c)	116,896
1,639	Urban Outfitters, Inc.(c)	58,439
5,304	VF Corp.	324,021
6,000	Viacom, Inc., Class B	509,880
24,531	Walt Disney Co. (The)	1,946,290
1,165	Whirlpool Corp.	178,688
1,927	Wyndham Worldwide Corp.	137,472
1,218	Wynn Resorts Ltd.	248,338
6,668	Yum! Brands, Inc.	513,369

		29,991,798

	Consumer Staples—9.9%
30,003	Altria Group, Inc.	1,203,420
9,912	Archer-Daniels-Midland Co.	433,452
6,533	Avon Products, Inc.	99,824
2,438	Brown-Forman Corp., Class B	218,737
2,690	Campbell Soup Co.	122,368
1,954	Clorox Co. (The)	177,228
57,046	Coca-Cola Co. (The)	2,326,906
3,578	Coca-Cola Enterprises, Inc.	162,584
13,143	Colgate-Palmolive Co.	884,524
6,329	ConAgra Foods, Inc.	193,098
2,515	Constellation Brands, Inc., Class A(c)	200,798
6,620	Costco Wholesale Corp.	765,802
17,802	CVS Caremark Corp.	1,294,561
2,967	Dr Pepper Snapple Group, Inc.	164,431
3,848	Estee Lauder Cos., Inc. (The), Class A	279,249
9,403	General Mills, Inc.	498,547
2,255	Hershey Co. (The)	217,021
2,025	Hormel Foods Corp.	96,572
1,559	J.M. Smucker Co. (The)	150,724
3,866	Kellogg Co.	258,365
1,942	Keurig Green Mountain, Inc.	181,927
5,712	Kimberly-Clark Corp.	641,172
8,978	Kraft Foods Group, Inc.	510,489
7,776	Kroger Co. (The)	358,007
5,453	Lorillard, Inc.	324,017
1,973	McCormick & Co., Inc.,	140,478

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

PowerShares S&P 500 BuyWrite Portfolio (PBP) (continued)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests(b) (continued)
	Consumer Staples (continued)
3,033	Mead Johnson Nutrition Co.	$267,693
2,381	Molson Coors Brewing Co., Class B	142,789
25,609	Mondelez International, Inc., Class A	912,961
2,033	Monster Beverage Corp.(c)	136,130
22,921	PepsiCo, Inc.	1,968,685
23,866	Philip Morris International, Inc.	2,038,872
40,821	Procter & Gamble Co. (The)	3,369,773
4,689	Reynolds American, Inc.	264,600
3,464	Safeway, Inc.	117,984
8,807	Sysco Corp.	320,839
4,047	Tyson Foods, Inc., Class A	169,853
13,161	Walgreen Co.	893,632
24,358	Wal-Mart Stores, Inc.	1,941,576
5,600	Whole Foods Market, Inc.	278,320

		24,728,008

	Energy—10.8%
7,584	Anadarko Petroleum Corp.	750,968
5,943	Apache Corp.	515,852
6,582	Baker Hughes, Inc.	460,082
6,357	Cabot Oil & Gas Corp.	249,703
3,264	Cameron International Corp.(c)	212,029
7,623	Chesapeake Energy Corp.	219,161
28,743	Chevron Corp.	3,607,821
18,459	ConocoPhillips	1,371,688
3,450	CONSOL Energy, Inc.	153,560
5,359	Denbury Resources, Inc.	90,138
5,766	Devon Energy Corp.	403,620
1,045	Diamond Offshore Drilling, Inc.	57,067
3,516	Ensco PLC, Class A	177,382
8,224	EOG Resources, Inc.	805,952
2,269	EQT Corp.	247,298
65,058	Exxon Mobil Corp.	6,662,590
3,553	FMC Technologies, Inc.(c)	201,455
12,810	Halliburton Co.	807,927
1,617	Helmerich & Payne, Inc.	175,687
4,114	Hess Corp.	366,804
10,086	Kinder Morgan, Inc.	329,409
10,493	Marathon Oil Corp.	379,322
4,435	Marathon Petroleum Corp.	412,233
2,590	Murphy Oil Corp.	164,284
3,928	Nabors Industries Ltd.	100,243
6,452	National Oilwell Varco, Inc.	506,676
2,050	Newfield Exploration Co.(c)	69,393
3,826	Noble Corp. PLC	117,879
5,419	Noble Energy, Inc.	388,976
11,965	Occidental Petroleum Corp.	1,145,649
3,129	ONEOK, Inc.	197,815
4,084	Peabody Energy Corp.	77,637
8,847	Phillips 66	736,247
2,149	Pioneer Natural Resources Co.	415,337
2,697	QEP Resources, Inc.	82,771
2,462	Range Resources Corp.	222,688
1,869	Rowan Cos. PLC, Class A(c)	57,789
19,682	Schlumberger Ltd.	1,998,707
5,313	Southwestern Energy Co.(c)	254,386
10,090	Spectra Energy Corp.	400,674

Number of Shares		Value
	Common Stocks and Other Equity Interests(b) (continued)
	Energy (continued)
1,982	Tesoro Corp.	$111,567
5,109	Transocean Ltd.	220,045
8,017	Valero Energy Corp.	458,332
10,304	Williams Cos., Inc. (The)	434,520

		26,819,363

	Financials—16.3%
5,068	ACE Ltd.	518,558
6,862	Aflac, Inc.	430,385
6,731	Allstate Corp. (The)	383,330
13,758	American Express Co.	1,202,862
22,042	American International Group, Inc.	1,171,091
5,947	American Tower Corp. REIT	496,693
2,871	Ameriprise Financial, Inc.	320,490
4,533	Aon PLC (United Kingdom)	384,761
2,197	Apartment Investment & Management Co., Class A REIT	67,733
1,077	Assurant, Inc.	72,601
1,830	AvalonBay Communities, Inc. REIT	249,886
159,107	Bank of America Corp.	2,408,880
17,089	Bank of New York Mellon Corp. (The)	578,804
10,703	BB&T Corp.	399,543
27,102	Berkshire Hathaway, Inc., Class B(c)	3,492,093
1,889	BlackRock, Inc.	568,589
2,301	Boston Properties, Inc. REIT	269,539
8,624	Capital One Financial Corp.	637,314
4,198	CBRE Group, Inc., Class A(c)	111,835
17,595	Charles Schwab Corp. (The)	467,147
3,698	Chubb Corp. (The)	340,512
2,213	Cincinnati Financial Corp.	107,862
45,715	Citigroup, Inc.	2,190,206
4,751	CME Group, Inc.	334,423
2,738	Comerica, Inc.	132,081
5,029	Crown Castle International Corp. REIT	365,759
7,089	Discover Financial Services	396,275
4,340	E*TRADE Financial Corp.(c)	97,433
5,056	Equity Residential REIT	300,529
926	Essex Property Trust, Inc. REIT	160,439
12,819	Fifth Third Bancorp	264,200
6,078	Franklin Resources, Inc.	318,183
7,849	General Growth Properties, Inc. REIT	180,292
7,458	Genworth Financial, Inc., Class A(c)	133,125
6,339	Goldman Sachs Group, Inc. (The)	1,013,099
6,720	Hartford Financial Services Group, Inc. (The)	241,046
6,883	HCP, Inc. REIT	288,122
4,366	Health Care REIT, Inc.	275,451
11,393	Host Hotels & Resorts, Inc. REIT	244,380
7,160	Hudson City Bancorp, Inc.	71,314
12,514	Huntington Bancshares, Inc.	114,628
1,729	IntercontinentalExchange Group, Inc.	353,477
6,448	Invesco Ltd.(d)	227,034
57,012	JPMorgan Chase & Co.	3,191,532
13,390	KeyCorp	182,640
6,169	Kimco Realty Corp. REIT	141,393
1,576	Legg Mason, Inc.	73,899
4,715	Leucadia National Corp.	120,327
3,970	Lincoln National Corp.	192,585

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

PowerShares S&P 500 BuyWrite Portfolio (PBP) (continued)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests(b) (continued)
	Financials (continued)
4,608	Loews Corp.	$202,614
1,971	M&T Bank Corp.	240,482
2,114	Macerich Co. (The) REIT	137,220
8,256	Marsh & McLennan Cos., Inc.	407,103
4,080	McGraw-Hill Financial, Inc.	301,634
16,915	MetLife, Inc.	885,500
2,828	Moody’s Corp.	221,998
21,119	Morgan Stanley	653,211
1,758	NASDAQ OMX Group, Inc. (The)	64,870
6,454	Navient Corp. when-issued	106,426
3,355	Northern Trust Corp.	202,139
4,671	People’s United Financial, Inc.	66,702
2,663	Plum Creek Timber Co., Inc. REIT	116,107
8,041	PNC Financial Services Group, Inc.	675,766
4,138	Principal Financial Group, Inc.	193,824
8,245	Progressive Corp. (The)	199,941
7,522	Prologis, Inc. REIT	305,619
6,971	Prudential Financial, Inc.	562,420
2,174	Public Storage REIT	381,559
21,372	Regions Financial Corp.	216,712
4,731	Simon Property Group, Inc. REIT	819,409
6,498	State Street Corp.	419,511
8,050	SunTrust Banks, Inc.	307,993
3,946	T. Rowe Price Group, Inc.	324,085
1,332	Torchmark Corp.	106,160
5,304	Travelers Cos., Inc. (The)	480,436
27,439	U.S. Bancorp	1,118,962
3,906	Unum Group	129,757
4,431	Ventas, Inc. REIT	292,800
2,619	Vornado Realty Trust REIT	268,709
72,089	Wells Fargo & Co.	3,578,498
8,801	Weyerhaeuser Co. REIT	262,710
4,156	XL Group PLC	130,291
2,780	Zions Bancorp.	80,398

		40,745,946

	Health Care—13.4%
23,231	Abbott Laboratories	899,969
23,916	AbbVie, Inc.	1,245,545
2,620	Actavis PLC(c)	535,345
5,461	Aetna, Inc.	390,188
5,020	Agilent Technologies, Inc.	271,281
2,975	Alexion Pharmaceuticals, Inc.(c)	470,645
4,494	Allergan, Inc.	745,285
3,451	AmerisourceBergen Corp.	224,936
11,367	Amgen, Inc.	1,270,262
8,178	Baxter International, Inc.	595,277
2,903	Becton, Dickinson and Co.	328,126
3,559	Biogen Idec, Inc.(c)	1,021,860
19,936	Boston Scientific Corp.(c)	251,393
24,752	Bristol-Myers Squibb Co.	1,239,828
1,167	C.R. Bard, Inc.	160,264
5,162	Cardinal Health, Inc.	358,811
3,134	CareFusion Corp.(c)	122,414
6,113	Celgene Corp.(c)	898,672
4,453	Cerner Corp.(c)	228,439
4,119	Cigna Corp.	329,685

Number of Shares		Value
	Common Stocks and Other Equity Interests(b) (continued)
	Health Care (continued)
6,786	Covidien PLC	$483,503
2,661	DaVita HealthCare Partners, Inc.(c)	184,407
2,133	DENTSPLY International, Inc.	95,196
1,613	Edwards Lifesciences Corp.(c)	131,411
14,835	Eli Lilly & Co.	876,749
11,683	Express Scripts Holding Co.(c)	777,854
3,587	Forest Laboratories, Inc.(c)	329,681
23,159	Gilead Sciences, Inc.(c)	1,817,750
2,503	Hospira, Inc.(c)	114,637
2,317	Humana, Inc.	254,291
574	Intuitive Surgical, Inc.(c)	207,616
42,590	Johnson & Johnson	4,313,941
1,283	Laboratory Corp. of America Holdings(c)	126,632
3,465	McKesson Corp.	586,243
15,068	Medtronic, Inc.	886,300
44,272	Merck & Co., Inc.	2,592,568
5,599	Mylan, Inc.(c)	284,317
1,235	Patterson Cos., Inc.	50,265
1,697	PerkinElmer, Inc.	71,223
2,011	Perrigo Co. PLC	291,313
96,097	Pfizer, Inc.	3,005,914
2,170	Quest Diagnostics, Inc.	121,368
1,184	Regeneron Pharmaceuticals, Inc.(c)	351,518
4,273	St. Jude Medical, Inc.	271,207
4,437	Stryker Corp.	344,977
1,459	Tenet Healthcare Corp.(c)	65,772
5,899	Thermo Fisher Scientific, Inc.	672,486
14,893	UnitedHealth Group, Inc.	1,117,571
1,557	Varian Medical Systems, Inc.(c)	123,859
3,550	Vertex Pharmaceuticals, Inc.(c)	240,335
1,281	Waters Corp.(c)	126,230
4,253	WellPoint, Inc.	428,192
2,546	Zimmer Holdings, Inc.	246,453
7,528	Zoetis, Inc.	227,797

		33,407,801

	Industrials—10.9%
9,478	3M Co.	1,318,295
2,757	ADT Corp. (The)	83,372
1,350	Allegion PLC	66,623
3,690	AMETEK, Inc.	194,537
10,297	Boeing Co. (The)	1,328,519
2,233	C.H. Robinson Worldwide, Inc.	131,524
9,603	Caterpillar, Inc.	1,012,156
1,514	Cintas Corp.	89,220
15,170	CSX Corp.	428,097
2,611	Cummins, Inc.	393,869
9,044	Danaher Corp.	663,649
5,566	Deere & Co.	519,530
12,788	Delta Air Lines, Inc.	470,982
2,557	Dover Corp.	220,925
565	Dun & Bradstreet Corp. (The)	62,579
7,156	Eaton Corp. PLC	519,812
10,584	Emerson Electric Co.	721,617
1,835	Equifax, Inc.	129,936
3,048	Expeditors International of Washington, Inc.	125,700
4,111	Fastenal Co.	205,879

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

PowerShares S&P 500 BuyWrite Portfolio (PBP) (continued)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests(b) (continued)
	Industrials (continued)
4,182	FedEx Corp.	$569,797
2,069	Flowserve Corp.	151,140
2,412	Fluor Corp.	182,588
4,895	General Dynamics Corp.	535,758
151,052	General Electric Co.	4,061,788
11,805	Honeywell International, Inc.	1,096,684
5,885	Illinois Tool Works, Inc.	501,579
3,893	Ingersoll-Rand PLC	232,801
2,563	Iron Mountain, Inc.	72,892
1,984	Jacobs Engineering Group, Inc.(c)	114,477
1,506	Joy Global, Inc.	90,932
1,658	Kansas City Southern	167,259
1,291	L-3 Communications Holdings, Inc.	148,943
4,065	Lockheed Martin Corp.	667,229
5,366	Masco Corp.	107,803
4,278	Nielsen Holdings NV	200,852
4,663	Norfolk Southern Corp.	440,793
3,260	Northrop Grumman Corp.	396,123
5,334	PACCAR, Inc.	341,269
1,651	Pall Corp.	138,932
2,243	Parker Hannifin Corp.	284,592
2,968	Pentair Ltd.	220,493
3,046	Pitney Bowes, Inc.	81,633
2,184	Precision Castparts Corp.	552,749
3,275	Quanta Services, Inc.(c)	115,542
4,735	Raytheon Co.	452,098
4,072	Republic Services, Inc.	142,886
2,067	Robert Half International, Inc.	92,602
2,087	Rockwell Automation, Inc.	248,729
2,033	Rockwell Collins, Inc.	157,862
1,497	Roper Industries, Inc.	208,008
803	Ryder System, Inc.	65,991
874	Snap-On, Inc.	101,384
10,569	Southwest Airlines Co.	255,453
2,340	Stanley Black & Decker, Inc.	200,983
1,281	Stericycle, Inc.(c)	149,160
4,253	Textron, Inc.	173,948
6,930	Tyco International Ltd.	283,437
6,851	Union Pacific Corp.	1,304,636
10,699	United Parcel Service, Inc., Class B	1,053,851
12,677	United Technologies Corp.	1,500,069
921	W.W. Grainger, Inc.	234,302
6,508	Waste Management, Inc.	289,281
2,777	Xylem, Inc.	104,387

		27,180,536

	Information Technology—18.8%
9,590	Accenture PLC, Class A	769,310
6,993	Adobe Systems, Inc.(c)	431,398
2,685	Akamai Technologies, Inc.(c)	142,493
800	Alliance Data Systems Corp.(c)	193,520
4,781	Altera Corp.	155,478
2,379	Amphenol Corp., Class A	226,838
4,705	Analog Devices, Inc.	241,319
13,429	Apple, Inc.	7,924,319
18,233	Applied Materials, Inc.	347,521
3,417	Autodesk, Inc.(c)	164,084

Number of Shares		Value
	Common Stocks and Other Equity Interests(b) (continued)
	Information Technology (continued)
7,254	Automatic Data Processing, Inc.	$565,522
8,310	Broadcom Corp., Class A	256,031
4,854	CA, Inc.	146,300
77,554	Cisco Systems, Inc.	1,792,273
2,764	Citrix Systems, Inc.(c)	163,933
9,145	Cognizant Technology Solutions Corp., Class A(c)	438,091
2,191	Computer Sciences Corp.	129,663
20,959	Corning, Inc.	438,253
17,542	eBay, Inc.(c)	909,202
4,661	Electronic Arts, Inc.(c)	131,906
30,497	EMC Corp.	786,823
1,018	F5 Networks, Inc.(c)	107,063
25,719	Facebook, Inc., Class A(c)	1,537,482
4,376	Fidelity National Information Services, Inc.	233,810
1,063	First Solar, Inc.(c)	71,742
3,831	Fiserv, Inc.(c)	232,848
2,119	FLIR Systems, Inc.	72,131
4,250	Google, Inc., Class A(c)	2,273,240
4,250	Google, Inc., Class C(c)	2,238,305
1,606	Harris Corp.	118,073
28,532	Hewlett-Packard Co.	943,268
74,855	Intel Corp.	1,997,880
14,737	International Business Machines Corp.	2,895,378
4,265	Intuit, Inc.	323,074
2,822	Jabil Circuit, Inc.	48,708
7,126	Juniper Networks, Inc.(c)	175,941
2,505	KLA-Tencor Corp.	160,295
2,441	Lam Research Corp.(c)	140,626
3,552	Linear Technology Corp.	158,064
8,406	LSI Corp.	93,643
15,363	MasterCard, Inc., Class A	1,129,949
2,995	Microchip Technology, Inc.	142,382
15,972	Micron Technology, Inc.(c)	417,189
113,723	Microsoft Corp.	4,594,409
3,402	Motorola Solutions, Inc.	216,299
4,987	NetApp, Inc.	177,587
8,344	NVIDIA Corp.	154,114
52,137	Oracle Corp.	2,131,361
4,880	Paychex, Inc.	204,033
25,460	QUALCOMM, Inc.	2,003,957
2,851	Red Hat, Inc.(c)	138,701
8,450	Salesforce.com, Inc.(c)	436,442
3,395	SanDisk Corp.	288,473
4,950	Seagate Technology PLC	260,271
10,412	Symantec Corp.	211,155
6,176	TE Connectivity Ltd. (Switzerland)	364,260
2,394	Teradata Corp.(c)	108,831
16,323	Texas Instruments, Inc.	741,880
2,486	Total System Services, Inc.	78,980
1,890	VeriSign, Inc.(c)	89,170
7,631	Visa, Inc., Class A	1,546,117
3,166	Western Digital Corp.	279,020
8,249	Western Union Co. (The)	130,912
16,769	Xerox Corp.	202,737
4,018	Xilinx, Inc.	189,609
14,133	Yahoo!, Inc.(c)	508,081

		46,921,767

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

PowerShares S&P 500 BuyWrite Portfolio (PBP) (continued)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests(b) (continued)
	Materials—3.6%
3,187	Air Products & Chemicals, Inc.	$374,536
1,001	Airgas, Inc.	106,366
17,631	Alcoa, Inc.	237,490
1,623	Allegheny Technologies, Inc.	66,868
1,444	Avery Dennison Corp.	70,265
2,114	Ball Corp.	118,786
1,530	Bemis Co., Inc.	61,567
834	CF Industries Holdings, Inc.	204,472
18,305	Dow Chemical Co. (The)	913,419
13,957	E.I. du Pont de Nemours & Co.	939,585
2,293	Eastman Chemical Co.	199,881
4,075	Ecolab, Inc.	426,408
1,999	FMC Corp.	153,923
15,634	Freeport-McMoRan Copper & Gold, Inc.	537,341
1,222	International Flavors & Fragrances, Inc.	120,391
6,606	International Paper Co.	308,170
6,501	LyondellBasell Industries NV, Class A	601,342
2,625	MeadWestvaco Corp.	102,559
7,902	Monsanto Co.	874,751
5,104	Mosaic Co. (The)	255,404
7,496	Newmont Mining Corp.	186,126
4,793	Nucor Corp.	248,038
2,478	Owens-Illinois, Inc.(c)	78,751
2,083	PPG Industries, Inc.	403,310
4,426	Praxair, Inc.	577,814
2,951	Sealed Air Corp.	101,249
1,282	Sherwin-Williams Co. (The)	256,195
1,797	Sigma-Aldrich Corp.	172,889
2,176	United States Steel Corp.	56,620
1,964	Vulcan Materials Co.	126,737

		8,881,253

	Telecommunication Services—2.5%
78,391	AT&T, Inc.	2,798,559
8,701	CenturyLink, Inc.	303,752
15,049	Frontier Communications Corp.	89,541
62,346	Verizon Communications, Inc.	2,913,429
8,973	Windstream Holdings, Inc.	81,385

		6,186,666

	Utilities—3.2%
9,918	AES Corp. (The)	143,315
1,788	AGL Resources, Inc.	96,552
3,653	Ameren Corp.	150,905
7,344	American Electric Power Co., Inc.	395,181
6,456	CenterPoint Energy, Inc.	159,850
4,016	CMS Energy Corp.	121,725
4,410	Consolidated Edison, Inc.	255,912
8,754	Dominion Resources, Inc.	635,015
2,663	DTE Energy Co.	208,087
10,636	Duke Energy Corp.	792,276
4,905	Edison International	277,427
2,685	Entergy Corp.	194,662
12,909	Exelon Corp.	452,202
6,304	FirstEnergy Corp.	212,760
1,203	Integrys Energy Group, Inc.	73,720
6,555	NextEra Energy, Inc.	654,517

Number of Shares		Value
	Common Stocks and Other Equity Interests(b) (continued)
	Utilities (continued)
4,727	NiSource, Inc.	$171,685
4,749	Northeast Utilities	224,438
4,896	NRG Energy, Inc.	160,197
3,772	Pepco Holdings, Inc.	100,939
6,890	PG&E Corp.	314,046
1,657	Pinnacle West Capital Corp.	92,709
9,496	PPL Corp.	316,597
7,620	Public Service Enterprise Group, Inc.	312,191
2,123	SCANA Corp.	113,963
3,422	Sempra Energy	337,443
13,368	Southern Co. (The)	612,655
3,083	TECO Energy, Inc.	55,371
3,402	Wisconsin Energy Corp.	164,929
7,502	Xcel Energy, Inc.	239,089

		8,040,358

	Total Investments (Cost $200,613,440)—101.4%	252,903,496
	Other assets less liabilities—(1.4)%	(3,445,071)

	Net Assets—100.0%	$249,458,425

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	A portion of the securities in the portfolio are subject to call options written. In addition, the unrealized appreciation (depreciation) of the call options written was based on Level 1 inputs. See Note 2G and Note 6.
(c)	Non-income producing security.
(d)	Affiliated company. The Fund’s Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated. See Note 4.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Schedule of Investments(a)

PowerShares S&P 500® High Quality Portfolio (SPHQ)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—19.3%
29,409	Comcast Corp., Class A	$1,522,210
57,613	Darden Restaurants, Inc.	2,863,942
74,721	Family Dollar Stores, Inc.	4,389,859
72,486	Gap, Inc. (The)	2,848,700
33,324	Genuine Parts Co.	2,903,187
21,371	Harley-Davidson, Inc.	1,580,172
52,450	Hasbro, Inc.	2,898,387
37,093	Home Depot, Inc. (The)	2,949,264
30,434	Lowe’s Cos., Inc.	1,397,225
74,985	Mattel, Inc.	2,940,537
28,644	McDonald’s Corp.	2,903,929
58,962	NIKE, Inc., Class B	4,301,278
46,292	Nordstrom, Inc.	2,836,774
61,525	Omnicom Group, Inc.	4,164,012
41,933	PetSmart, Inc.	2,838,025
18,519	Ralph Lauren Corp.	2,803,221
61,146	Ross Stores, Inc.	4,162,820
47,727	Target Corp.	2,947,142
16,496	Tiffany & Co.	1,443,235
72,552	TJX Cos., Inc. (The)	4,221,075
48,740	VF Corp.	2,977,526
55,113	Walt Disney Co. (The)	4,372,665
56,814	Yum! Brands, Inc.	4,374,110

		70,639,295

	Consumer Staples—19.7%
37,657	Altria Group, Inc.	1,510,422
31,916	Brown-Forman Corp., Class B	2,863,504
31,864	Campbell Soup Co.	1,449,493
32,043	Clorox Co. (The)	2,906,300
109,843	Coca-Cola Co. (The)	4,480,496
64,785	Colgate-Palmolive Co.	4,360,031
25,407	Costco Wholesale Corp.	2,939,082
58,574	CVS Caremark Corp.	4,259,501
20,661	Estee Lauder Cos., Inc. (The), Class A	1,499,369
55,840	General Mills, Inc.	2,960,637
14,439	Hershey Co. (The)	1,389,609
90,411	Hormel Foods Corp.	4,311,701
29,821	J.M. Smucker Co. (The)	2,883,094
65,112	Kellogg Co.	4,351,435
25,642	Kimberly-Clark Corp.	2,878,315
81,691	Lorillard, Inc.	4,854,079
60,536	McCormick & Co., Inc.	4,310,163
34,057	PepsiCo, Inc.	2,925,156
52,679	Procter & Gamble Co. (The)	4,348,651
79,284	Sysco Corp.	2,888,316
44,919	Walgreen Co.	3,050,000
55,555	Wal-Mart Stores, Inc.	4,428,289

		71,847,643

	Energy—2.1%
24,408	Chevron Corp.	3,063,692
29,437	Exxon Mobil Corp.	3,014,643
16,960	Hess Corp.	1,512,154

		7,590,489

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials—5.7%
23,058	Aflac, Inc.	$1,446,198
13,558	Ameriprise Financial, Inc.	1,513,480
9,620	BlackRock, Inc.	2,895,620
32,217	Chubb Corp. (The)	2,966,541
23,091	Health Care REIT, Inc.	1,456,811
64,931	Kimco Realty Corp. REIT	1,488,219
18,589	Moody’s Corp.	1,459,236
18,229	T. Rowe Price Group, Inc.	1,497,148
36,842	Torchmark Corp.	2,936,307
16,756	Travelers Cos., Inc. (The)	1,517,758
29,845	Wells Fargo & Co.	1,481,506

		20,658,824

	Health Care—9.3%
76,433	Abbott Laboratories	2,961,014
43,814	AmerisourceBergen Corp.	2,855,797
39,411	Baxter International, Inc.	2,868,727
25,283	Becton, Dickinson and Co.	2,857,737
20,595	C.R. Bard, Inc.	2,828,311
31,600	DENTSPLY International, Inc.	1,410,308
44,264	Johnson & Johnson	4,483,501
8,501	McKesson Corp.	1,438,284
47,385	Medtronic, Inc.	2,787,186
30,250	Mylan, Inc.(b)	1,536,095
24,072	Quest Diagnostics, Inc.	1,346,347
35,773	Stryker Corp.	2,781,351
53,412	UnitedHealth Group, Inc.	4,008,036

		34,162,694

	Industrials—27.2%
31,887	3M Co.	4,435,163
57,299	AMETEK, Inc.	3,020,803
79,400	C.H. Robinson Worldwide, Inc.	4,676,660
27,848	Caterpillar, Inc.	2,935,179
25,090	Cintas Corp.	1,478,554
101,818	CSX Corp.	2,873,304
9,881	Cummins, Inc.	1,490,549
57,624	Danaher Corp.	4,228,449
30,720	Deere & Co.	2,867,405
34,655	Dover Corp.	2,994,192
64,673	Emerson Electric Co.	4,409,405
73,268	Expeditors International of Washington, Inc.	3,021,572
56,154	Fastenal Co.	2,812,192
18,748	Fluor Corp.	1,419,224
26,953	General Dynamics Corp.	2,950,006
55,668	General Electric Co.	1,496,913
31,180	Honeywell International, Inc.	2,896,622
17,388	Illinois Tool Works, Inc.	1,481,979
37,399	L-3 Communications Holdings, Inc.	4,314,723
27,482	Lockheed Martin Corp.	4,510,895
30,137	Norfolk Southern Corp.	2,848,851
24,306	Northrop Grumman Corp.	2,953,422
32,625	Pall Corp.	2,745,394
23,769	Parker Hannifin Corp.	3,015,811
44,005	Raytheon Co.	4,201,597
41,299	Republic Services, Inc.	1,449,182
37,088	Rockwell Collins, Inc.	2,879,883

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

PowerShares S&P 500® High Quality Portfolio (SPHQ) (continued)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
21,715	Roper Industries, Inc.	$3,017,299
25,889	Snap-On, Inc.	3,003,124
23,268	Union Pacific Corp.	4,430,925
37,287	United Technologies Corp.	4,412,171
16,935	W.W. Grainger, Inc.	4,308,264

		99,579,712

	Information Technology—4.7%
15,642	Amphenol Corp., Class A	1,491,465
37,861	Automatic Data Processing, Inc.	2,951,643
21,829	International Business Machines Corp.	4,288,744
29,839	Linear Technology Corp.	1,327,835
36,178	Microsoft Corp.	1,461,591
35,786	Oracle Corp.	1,462,932
70,094	Paychex, Inc.	2,930,630
18,249	QUALCOMM, Inc.	1,436,379

		17,351,219

	Materials—8.3%
24,582	Air Products & Chemicals, Inc.	2,888,877
27,280	Airgas, Inc.	2,898,773
52,019	Ball Corp.	2,922,948
21,422	E.I. du Pont de Nemours & Co.	1,442,129
40,677	Ecolab, Inc.	4,256,441
15,460	International Flavors & Fragrances, Inc.	1,523,119
25,305	Monsanto Co.	2,801,264
33,337	Praxair, Inc.	4,352,145
14,988	Sherwin-Williams Co. (The)	2,995,202
45,987	Sigma-Aldrich Corp.	4,424,409

		30,505,307

	Utilities—3.7%
56,742	AGL Resources, Inc.	3,064,068
20,325	Entergy Corp.	1,473,563
29,741	NextEra Energy, Inc.	2,969,639
27,571	SCANA Corp.	1,480,011
32,145	Southern Co. (The)	1,473,205
60,749	Wisconsin Energy Corp.	2,945,112

		13,405,598

	Total Investments (Cost $294,601,938)—100.0%	365,740,781
	Other assets less liabilities—(0.0)%	(54,578)

	Net Assets—100.0%	$365,686,203

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Schedule of Investments(a)

PowerShares Water Resources Portfolio (PHO)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Chemicals—2.5%
1,251,574	Calgon Carbon Corp.(b)	$25,069,027

	Commercial Services & Supplies—3.9%
1,332,695	Tetra Tech, Inc.(b)	38,208,366

	Construction & Engineering—4.3%
971,720	Aegion Corp.(b)	24,769,143
784,314	Layne Christensen Co.(b)	13,662,750
128,541	Northwest Pipe Co.(b)	4,597,911

		43,029,804

	Electrical Equipment—2.8%
719,714	Franklin Electric Co., Inc.	27,831,340

	Electronic Equipment, Instruments & Components—5.5%
206,154	Badger Meter, Inc.	10,214,931
1,164,343	Itron, Inc.(b)	44,245,034

		54,459,965

	Industrial Conglomerates—8.4%
600,973	Roper Industries, Inc.	83,505,198

	Life Sciences Tools & Services—7.3%
731,635	Waters Corp.(b)	72,095,313

	Machinery—47.2%
2,094,141	Energy Recovery, Inc.(b)	10,701,061
1,003,620	Flowserve Corp.	73,314,441
196,027	Gorman-Rupp Co. (The)	6,086,638
480,232	Lindsay Corp.	42,322,846
3,681,997	Mueller Water Products, Inc., Class A	33,579,813
947,720	Pall Corp.	79,750,638
1,008,592	Pentair Ltd.	74,928,300
615,312	Toro Co. (The)	39,096,924
279,837	Valmont Industries, Inc.	41,670,528
500,690	Watts Water Technologies, Inc., Class A	26,636,708
1,035,631	Xylem, Inc.	38,929,369

		467,017,266

	Multi-Utilities—1.1%
601,397	Veolia Environnement SA ADR (France)	11,294,236

	Water Utilities—16.9%
606,235	American States Water Co.	18,405,295
908,837	American Water Works Co., Inc.	41,379,349
1,617,790	Aqua America, Inc.	40,590,351
722,135	California Water Service Group	16,248,037
4,396,127	Cia de Saneamento Basico do Estado de Sao Paulo ADR (Brazil)	41,675,284
123,145	Connecticut Water Service, Inc.	4,002,212
424,598	Consolidated Water Co. Ltd. (Cayman Islands)	4,933,829

		167,234,357

	Total Investments (Cost $772,187,090)—99.9%	989,744,872
	Other assets less liabilities—0.1%	502,215

	Net Assets—100.0%	$990,247,087

Investment Abbreviations:

ADR—American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Schedule of Investments(a)

PowerShares WilderHill Clean Energy Portfolio (PBW)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Auto Components—6.7%
471,131	Fuel Systems Solutions, Inc.(b)	$4,937,453
154,364	Gentherm, Inc.(b)	5,611,132
469,321	Quantum Fuel Systems Technologies Worldwide, Inc.(b)	3,102,212
456,797	UQM Technologies, Inc.(b)(c)	1,009,521

		14,660,318

	Automobiles—2.2%
22,835	Tesla Motors, Inc.(b)	4,747,168

	Chemicals—8.9%
38,278	Air Products & Chemicals, Inc.	4,498,430
53,440	Cytec Industries, Inc.	5,093,901
151,620	OM Group, Inc.	4,440,950
166,248	Sociedad Quimica y Minera de Chile SA ADR (Chile)	5,303,311

		19,336,592

	Commercial Services & Supplies—2.5%
233,110	EnerNOC, Inc.(b)	5,501,396

	Construction & Engineering—4.1%
630,188	Ameresco, Inc., Class A(b)	4,039,505
136,587	Quanta Services, Inc.(b)	4,818,789

		8,858,294

	Electric Utilities—2.3%
138,450	ITC Holdings Corp.	5,118,497

	Electrical Equipment—17.7%
655,409	American Superconductor Corp.(b)(c)	838,924
843,673	Ballard Power Systems, Inc. (Canada)(b)(c)	3,087,843
116,291	Broadwind Energy, Inc.(b)	1,568,766
1,677,654	China Ming Yang Wind Power Group Ltd. ADR (China)(b)(c)	3,908,934
549,554	Enphase Energy, Inc.(b)(c)	4,149,133
1,565,568	FuelCell Energy, Inc.(b)(c)	3,553,839
167,062	Hydrogenics Corp. (Canada)(b)(c)	3,521,667
187,262	Orion Energy Systems, Inc.(b)	992,489
538,083	Plug Power, Inc.(b)(c)	2,502,086
143,309	Polypore International, Inc.(b)(c)	4,969,956
205,248	PowerSecure International, Inc.(b)	4,562,663
257,127	Real Goods Solar, Inc., Class A(b)(c)	753,382
80,178	SolarCity Corp.(c)	4,269,478

		38,679,160

	Electronic Equipment, Instruments & Components—7.1%
385,286	Echelon Corp.(b)	997,891
140,406	Itron, Inc.(b)	5,335,428
374,119	Maxwell Technologies, Inc.(b)	5,634,232
135,868	Universal Display Corp.(b)(c)	3,539,361

		15,506,912

	Independent Power Producers & Energy Traders—7.0%
247,920	Calpine Corp.(b)	5,684,805
172,129	Ormat Technologies, Inc. (Israel)	4,592,402
187,321	Pattern Energy Group, Inc.	5,020,203

		15,297,410

	Metals & Mining—0.5%
773,045	Rare Element Resources Ltd. (Canada)(b)(c)	997,228

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Oil, Gas & Consumable Fuels—6.2%
1,155,702	Amyris, Inc.(b)(c)	$4,068,071
972,539	Gevo, Inc.(b)(c)	1,001,715
394,347	Renewable Energy Group, Inc.(b)	4,641,465
353,158	Solazyme, Inc.(b)(c)	3,799,980

		13,511,231

	Semiconductors & Semiconductor Equipment—32.6%
171,207	Advanced Energy Industries, Inc.(b)	3,746,009
296,260	Aixtron SE ADR (Germany)(b)(c)	4,677,945
151,994	Canadian Solar, Inc. (Canada)(b)	4,122,077
77,457	Cree, Inc.(b)	3,653,647
133,886	Daqo New Energy Corp. ADR (China)(b)(c)	5,498,698
71,204	First Solar, Inc.(b)	4,805,558
283,887	GT Advanced Technologies, Inc.(b)(c)	4,715,363
1,553,115	Hanwha SolarOne Co. Ltd. ADR (South Korea)(b)(c)	4,038,099
166,173	International Rectifier Corp.(b)	4,327,145
495,886	JA Solar Holdings Co. Ltd. ADR (China)(b)(c)	4,775,382
1,264,743	ReneSola Ltd. ADR (China)(b)(c)	3,440,101
385,959	Rubicon Technology, Inc.(b)(c)	3,909,765
717,822	STR Holdings, Inc.(b)	1,134,159
256,476	SunEdison, Inc.(b)	4,932,033
164,159	SunPower Corp. (France)(b)(c)	5,486,194
358,746	Trina Solar Ltd. ADR (China)(b)(c)	4,010,780
1,108,637	Yingli Green Energy Holding Co. Ltd. ADR (China)(b)(c)	3,791,539

		71,064,494

	Software—2.1%
308,535	Silver Spring Networks, Inc.(b)	4,621,854

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $207,563,893)—99.9%	217,900,554

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—28.3%
61,809,331	Invesco Liquid Assets Portfolio—Institutional Class(d)(e) (Cost $61,809,331)	61,809,331

	Total Investments (Cost $269,373,224)—128.2%	279,709,885
	Other assets less liabilities—(28.2)%	(61,608,661)

	Net Assets—100.0%	$218,101,224

Investment Abbreviations:

ADR—American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2014.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

PowerShares WilderHill Clean Energy Portfolio (PBW) (continued)

April 30, 2014

(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of April 30, 2014.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
Citibank	$58,374,719	$(58,374,719)	$—

*	Amount does not include excess collateral received, if any.

This Fund has holdings greater than 10% of net assets in the following country:

China	11.7%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Schedule of Investments(a)

PowerShares WilderHill Progressive Energy Portfolio (PUW)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Aerospace & Defense—1.6%
17,944	Hexcel Corp.(b)	$748,085

	Auto Components—5.5%
16,991	Johnson Controls, Inc.	766,974
34,657	Remy International, Inc.	919,103
14,078	Tenneco, Inc.(b)	842,850

		2,528,927

	Automobiles—3.0%
44,581	Kandi Technologies Group, Inc. (China)(b)(c)	499,753
22,899	Tata Motors Ltd. ADR (India)	856,881

		1,356,634

	Building Products—4.9%
16,722	A.O. Smith Corp.	781,921
23,503	Apogee Enterprises, Inc.	746,690
17,865	Owens Corning	729,785

		2,258,396

	Chemicals—6.6%
31,044	Advanced Emissions Solutions, Inc.(b)	711,839
21,058	LSB Industries, Inc.(b)	804,205
12,463	Methanex Corp. (Canada)	772,706
10,313	Rockwood Holdings, Inc.	732,739

		3,021,489

	Commercial Services & Supplies—2.2%
50,670	China Recycling Energy Corp.(b)(c)	157,584
46,460	Covanta Holding Corp.	857,187

		1,014,771

	Construction & Engineering—6.8%
35,787	Abengoa SA ADR (Spain)(b)(c)	803,060
9,343	Chicago Bridge & Iron Co. NV	748,094
24,572	Foster Wheeler AG (Switzerland)(b)	842,328
18,455	MasTec, Inc.(b)	730,449

		3,123,931

	Electric Utilities—6.4%
313,906	Centrais Eletricas Brasileiras SA ADR (Brazil)(c)	1,089,254
129,327	Companhia Energetica de Minas Gerais ADR (Brazil)(c)	975,126
20,194	NRG Yield, Inc., Class A(c)	865,111

		2,929,491

	Electrical Equipment—16.0%
5,578	Acuity Brands, Inc.	694,852
342,164	Capstone Turbine Corp.(b)(c)	704,858
10,519	Eaton Corp. PLC	764,100
11,722	Emerson Electric Co.	799,206
11,385	EnerSys	769,398
28,646	General Cable Corp.	733,911
11,612	Global Power Equipment Group, Inc.	203,558
73,021	GrafTech International Ltd.(b)(c)	818,565
10,342	Power Solutions International, Inc.(b)	855,801
10,699	Regal-Beloit Corp.	799,536
68,832	Revolution Lighting Technologies, Inc.(b)(c)	200,301

		7,344,086

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Electronic Equipment, Instruments & Components—1.8%
38,766	Corning, Inc.	$810,597

	Energy Equipment & Services—3.1%
96,968	McDermott International, Inc.(b)(c)	701,079
41,254	Nuverra Environmental Solutions, Inc.(b)(c)	701,730

		1,402,809

	Food & Staples Retailing—2.0%
14,355	Andersons, Inc. (The)	894,173

	Household Products—2.0%
8,156	Energizer Holdings, Inc.	910,944

	Industrial Conglomerates—3.3%
22,799	Koninklijke Philips NV (Netherlands)	728,656
5,771	Siemens AG ADR (Germany)	760,791

		1,489,447

	Machinery—12.5%
23,032	Altra Industrial Motion Corp.	786,773
10,095	Chart Industries, Inc.(b)	688,681
41,249	Energy Recovery, Inc.(b)(c)	210,782
21,688	ESCO Technologies, Inc.	724,813
39,880	Luxfer Holdings PLC ADR (United Kingdom)	787,630
34,007	PMFG, Inc.(b)	192,820
7,624	WABCO Holdings, Inc.(b)	815,844
53,945	Westport Innovations, Inc. (Canada)(b)(c)	707,758
18,609	Woodward, Inc.	834,242

		5,749,343

	Oil, Gas & Consumable Fuels—20.4%
35,492	Cameco Corp. (Canada)	755,625
32,637	Chesapeake Energy Corp.	938,314
89,948	Clean Energy Fuels Corp.(b)(c)	796,040
76,737	Cosan Ltd., Class A (Brazil)	930,820
563,956	Denison Mines Corp. (Canada)(b)(c)	772,620
18,664	Golar LNG Ltd. (Norway)(c)	824,949
27,942	Green Plains Renewable Energy, Inc.	835,466
9,559	Range Resources Corp.	864,611
452,401	Rentech, Inc.(b)	959,090
14,251	Sasol Ltd. ADR (South Africa)	789,648
18,120	Southwestern Energy Co.(b)	867,585

		9,334,768

	Real Estate Investment Trusts—0.4%
15,588	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	206,073

	Semiconductors & Semiconductor Equipment—1.5%
18,792	Veeco Instruments, Inc.(b)	694,740

	Total Common Stocks and Other Equity Interests (Cost $36,523,898)	45,818,704

	Money Market Fund—0.0%
12,442	Invesco Premier Portfolio—Institutional Class(d) (Cost $12,442)	12,442

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $36,536,340)—100.0%	45,831,146

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

PowerShares WilderHill Progressive Energy Portfolio (PUW) (continued)

April 30, 2014

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—17.8%
8,134,927	Invesco Liquid Assets Portfolio—Institutional Class(d)(e) (Cost $8,134,927)	$8,134,927

	Total Investments (Cost $44,671,267)—117.8%	53,966,073
	Other assets less liabilities—(17.8)%	(8,146,967)

	Net Assets—100.0%	$45,819,106

Investment Abbreviations:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2014.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of April 30, 2014.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
Brown Brother Harriman	$7,926,040	$(7,926,040)	$—

*	Amount does not include excess collateral received, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

(This Page Intentionally Left Blank)

Statements of Assets and Liabilities

April 30, 2014

	PowerShares Aerospace & Defense Portfolio (PPA)	PowerShares CleantechTM Portfolio (PZD)	PowerShares DWA Momentum Portfolio (PDP)	PowerShares Global Listed Private Equity Portfolio (PSP)
Assets:
Unaffiliated investments, at value(a)	$98,075,064	$84,481,722	$1,260,721,806	$529,296,848
Affiliated investments, at value	74,614	6,110,040	614,538	79,417,245

Total investments, at value	98,149,678	90,591,762	1,261,336,344	608,714,093
Cash segregated as collateral	—	—	—	1,180,956
Foreign currencies, at value	—	—	—	16,313
Receivables:
Dividends	57,801	80,496	326,834	1,079,091
Investments sold	—	—	3,673,176	7,475,349
Foreign tax reclaims	—	95,706	—	394,030
Security lending	—	9,459	—	39,687
Shares sold	—	—	—	1,933,212
Other assets	3,330	3,330	4,602	4,996

Total Assets	98,210,809	90,780,753	1,265,340,956	620,837,727

Liabilities:
Due to custodian	—	14,799	—	—
Payables:
Shares repurchased	—	—	3,671,888	—
Collateral upon receipt of securities in-kind	—	—	—	1,180,956
Payable for swaps	—	—	—	257,392
Investments purchased	—	—	—	8,534,891
Collateral upon return of securities loaned	—	6,110,040	—	23,404,087
Expenses recaptured	—	—	—	10,654
Unrealized depreciation on swap agreements	—	—	—	3,275,074
Open options written, at value	—	—	—	—
Accrued advisory fees	36,799	32,319	524,224	230,942
Accrued trustees’ and officer’s fees	17,079	15,912	36,446	23,750
Accrued expenses	70,704	72,265	664,855	318,715

Total Liabilities	124,582	6,245,335	4,897,413	37,236,461

Net Assets	$98,086,227	$84,535,418	$1,260,443,543	$583,601,266

Net Assets Consist of:
Shares of beneficial interest	$111,063,857	$145,613,383	$1,244,820,140	$627,570,238
Undistributed net investment income (loss)	(15,632)	156,212	(31,513)	(23,516,305)
Undistributed net realized gain (loss)	(29,743,756)	(85,404,780)	(208,271,664)	(96,435,948)
Net unrealized appreciation	16,781,758	24,170,603	223,926,580	75,983,281

Net Assets	$98,086,227	$84,535,418	$1,260,443,543	$583,601,266

Shares outstanding (unlimited amount authorized, $0.01 par value)	3,050,000	2,650,000	34,100,000	49,500,000

Net asset value	$32.16	$31.90	$36.96	$11.79

Market price	$32.15	$31.92	$36.93	$11.85

Unaffiliated investments, at cost	$81,293,306	$60,314,257	$1,036,795,226	$450,063,527

Affiliated investments, at cost	$74,614	$6,110,040	$614,538	$79,417,245

Total investments, at cost	$81,367,920	$66,424,297	$1,037,409,764	$529,480,772

Foreign currencies, at cost	$—	$—	$—	$16,292

Premium received on written options	$—	$—	$—	$—

(a) Includes securities on loan with an aggregate value of	$—	$5,994,327	$—	$22,883,255

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

PowerShares Golden Dragon China Portfolio (PGJ)	PowerShares S&P 500 BuyWrite Portfolio (PBP)	PowerShares S&P 500® High Quality Portfolio (SPHQ)	PowerShares Water Resources Portfolio (PHO)	PowerShares WilderHill Clean Energy Portfolio (PBW)	PowerShares WilderHill Progressive Energy Portfolio (PUW)

$258,417,754	$252,676,462	$365,740,781	$989,744,872	$217,900,554	$45,818,704
43,487,765	227,034	—	—	61,809,331	8,147,369

301,905,519	252,903,496	365,740,781	989,744,872	279,709,885	53,966,073
—	—	—	—	—	—
—	—	—	—	—	—

74,984	234,195	379,062	1,804,680	46,907	28,512
9,720,925	267,367	—	—	—	—
—	144	—	—	32,697	16,260
140,189	—	—	—	549,449	19,403
—	—	—	—	—	—
3,330	—	2,935	4,996	4,996	3,333

311,844,947	253,405,202	366,122,778	991,554,548	280,343,934	54,033,581

—	16,855	161,569	18,328	71,532	—

9,660,402	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
63,164	116,896	—	—	—	—
43,026,256	—	—	—	61,809,331	8,134,927
13,670	—	—	—	15,382	—
—	—	—	—	—	—
—	3,659,675	—	—	—	—
119,744	153,351	51,693	412,686	94,858	10,252
29,173	—	18,733	78,477	41,829	12,758
363,964	—	204,580	797,970	209,778	56,538

53,276,373	3,946,777	436,575	1,307,461	62,242,710	8,214,475

$258,568,574	$249,458,425	$365,686,203	$990,247,087	$218,101,224	$45,819,106

$528,558,250	$236,694,173	$434,812,660	$1,324,132,081	$1,665,198,862	$70,032,413
(1,293,541)	492,190	660,203	2,193,553	(336,558)	70,727
(294,769,302)	(39,200,631)	(140,925,503)	(553,636,329)	(1,457,097,741)	(33,578,840)
26,073,167	51,472,693	71,138,843	217,557,782	10,336,661	9,294,806

$258,568,574	$249,458,425	$365,686,203	$990,247,087	$218,101,224	$45,819,106

9,350,000	11,700,000	17,500,000	38,200,000	33,100,000	1,400,000

$27.65	$21.32	$20.90	$25.92	$6.59	$32.73

$27.60	$21.35	$20.89	$25.91	$6.59	$32.71

$232,344,587	$200,445,344	$294,601,938	$772,187,090	$207,563,893	$36,523,898

$43,487,765	$168,096	$—	$—	$61,809,331	$8,147,369

$275,832,352	$200,613,440	$294,601,938	$772,187,090	$269,373,224	$44,671,267

$—	$—	$—	$—	$—	$—

$—	$2,842,312	$—	$—	$—	$—

$41,317,489	$—	$—	$—	$58,374,719	$7,926,040

47

Statements of Operations

For the year ended April 30, 2014

	PowerShares Aerospace & Defense Portfolio (PPA)	PowerShares CleantechTM Portfolio (PZD)	PowerShares DWA Momentum Portfolio (PDP)	PowerShares Global Listed Private Equity Portfolio (PSP)
Investment Income:
Unaffiliated dividend income	$1,397,377	$961,090	$8,634,716	$18,934,898
Affiliated dividend income	13	6	137	6,601
Securities lending income	—	124,023	—	136,776
Foreign withholding tax	—	(107,201)	(2,077)	(660,236)

Total Income	1,397,390	977,918	8,632,776	18,418,039

Expenses:
Advisory fees	390,584	388,917	5,352,329	2,366,237
Sub-licensing	46,871	58,337	1,070,466	473,248
Accounting & administration fees	36,058	36,058	211,362	92,600
Professional fees	25,465	35,658	37,429	43,554
Printing	12,766	11,445	56,059	24,981
Trustees’ and officer’s fees	10,527	10,688	37,309	20,810
Custodian & transfer agent fees	3,022	9,636	11,640	34,286
Recapture (Note 3)	—	—	—	227,207
Other expenses	13,237	8,497	56,636	29,983

Total Expenses	538,530	559,236	6,833,230	3,312,906

Waivers	(23,005)	(34,226)	(934)	(54,201)

Net Expenses	515,525	525,010	6,832,296	3,258,705

Net Investment Income	881,865	452,908	1,800,480	15,159,334

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	(229,319)	(1,553,839)	17,476,020	1,714,809
Swap agreements	—	—	—	13,956,646
Options written	—	—	—	—
In-kind redemptions	5,465,685	1,512,917	38,948,550	20,173,900
Foreign currencies	—	(157)	—	(145,485)

Net realized gain (loss)	5,236,366	(41,079)	56,424,570	35,699,870

Change in net unrealized appreciation (depreciation) on:
Investment securities	17,672,034	17,267,009	95,556,132	17,126,170
Swap agreements	—	—	—	(3,194,533)
Options written	—	—	—	—
Foreign currencies	—	2,655	—	17,341

Net change in unrealized appreciation	17,672,034	17,269,664	95,556,132	13,948,978

Net realized and unrealized gain	22,908,400	17,228,585	151,980,702	49,648,848

Net increase in net assets resulting from operations	$23,790,265	$17,681,493	$153,781,182	$64,808,182

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

PowerShares Golden Dragon China Portfolio (PGJ)	PowerShares S&P 500 BuyWrite Portfolio (PBP)	PowerShares S&P 500® High Quality Portfolio (SPHQ)	PowerShares Water Resources Portfolio (PHO)	PowerShares WilderHill Clean Energy Portfolio (PBW)	PowerShares WilderHill Progressive Energy Portfolio (PUW)

$2,729,481	$4,288,544	$6,298,880	$12,338,492	$698,706	$563,954
142	5,374	31	152	40	9
1,298,528	—	—	14,481	3,958,531	61,106
(149,261)	(413)	—	(382,994)	(50,046)	(24,209)

3,878,890	4,293,505	6,298,911	11,970,131	4,607,231	600,860

1,338,196	1,519,471	846,041	4,714,658	1,025,445	202,387
267,242	—	141,326	707,198	205,089	40,478
53,101	—	57,359	184,732	41,333	36,058
34,454	—	29,898	39,844	30,224	27,029
29,064	—	11,107	67,094	81,977	8,011
15,378	—	16,122	34,939	13,736	9,688
107,774	—	8,564	3,672	18,608	5,294
8,217	—	—	—	3,349	—
19,760	—	22,640	18,535	15,903	10,359

1,873,186	1,519,471	1,133,057	5,770,672	1,435,664	339,304

(1,209)	(358)	(287,217)	(1,032)	(271)	(55,996)

1,871,977	1,519,113	845,840	5,769,640	1,435,393	283,308

2,006,913	2,774,392	5,453,071	6,200,491	3,171,838	317,552

(8,690,660)	2,884,582	(119,745)	15,194,163	(13,865,172)	(941,321)
—	—	—	—	—	—
—	(21,187,780)	—	—	—	—
48,581,187	9,408,441	15,658,765	69,755,625	45,610,296	2,244,549
—	—	—	—	—	—

39,890,527	(8,894,757)	15,539,020	84,949,788	31,745,124	1,303,228

28,415,205	21,292,298	29,453,789	62,930,259	24,395,717	5,713,352
—	—	—	—	—	—
—	2,846,798	—	—	—	—
—	—	—	—	—	—

28,415,205	24,139,096	29,453,789	62,930,259	24,395,717	5,713,352

68,305,732	15,244,339	44,992,809	147,880,047	56,140,841	7,016,580

$70,312,645	$18,018,731	$50,445,880	$154,080,538	$59,312,679	$7,334,132

49

Statements of Changes in Net Assets

For the years ended April 30, 2014 and 2013

	PowerShares Aerospace & Defense Portfolio (PPA)		PowerShares CleantechTM Portfolio (PZD)
	2014	2013	2014	2013
Operations:
Net investment income	$881,865	$1,038,703	$452,908	$817,105
Net realized gain (loss)	5,236,366	(893,302)	(41,079)	(4,786,886)
Net increase from payment by affiliate	—	—	—	—
Net change in unrealized appreciation	17,672,034	7,542,587	17,269,664	9,902,157

Net increase (decrease) in net assets resulting from operations	23,790,265	7,687,988	17,681,493	5,932,376

Distributions to Shareholders from:
Net investment income	(993,578)	(1,029,052)	(713,573)	(712,757)

Shareholder Transactions:
Proceeds from shares sold	48,361,326	998,228	1,498,269	—
Value of shares repurchased	(20,678,371)	(15,017,115)	(5,244,820)	(34,211,049)

Net increase (decrease) in net assets resulting from shares transactions	27,682,955	(14,018,887)	(3,746,551)	(34,211,049)

Increase (Decrease) in Net Assets	50,479,642	(7,359,951)	13,221,369	(28,991,430)

Net Assets:
Beginning of year	47,606,585	54,966,536	71,314,049	100,305,479

End of year	$98,086,227	$47,606,585	$84,535,418	$71,314,049

Undistributed net investment income (loss) at end of year	$(15,632)	$82,701	$156,212	$297,136

Changes in Shares Outstanding:
Shares sold	1,750,000	50,000	50,000	—
Shares repurchased	(750,000)	(750,000)	(200,000)	(1,550,000)
Shares outstanding, beginning of year	2,050,000	2,750,000	2,800,000	4,350,000

Shares outstanding, end of year	3,050,000	2,050,000	2,650,000	2,800,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

PowerShares DWA Momentum Portfolio (PDP)		PowerShares Global Listed Private Equity Portfolio (PSP)		PowerShares Golden Dragon China Portfolio (PGJ)
2014	2013	2014	2013	2014	2013

$1,800,480	$5,543,441	$15,159,334	$7,617,711	$2,006,913	$3,494,223
56,424,570	74,176,381	35,699,870	17,590,747	39,890,527	(63,947,150)
—	—	—	—	—	36,920
95,556,132	33,244,128	13,948,978	63,857,819	28,415,205	41,814,758

153,781,182	112,963,950	64,808,182	89,066,277	70,312,645	(18,601,249)

(3,053,165)	(5,799,247)	(65,805,444)	(12,397,099)	(2,898,245)	(4,722,570)

391,192,705	698,921,973	239,772,662	70,242,710	123,413,615	13,060,293
(158,406,142)	(500,235,301)	(63,665,641)	(35,164,174)	(114,003,682)	(53,830,199)

232,786,563	198,686,672	176,107,021	35,078,536	9,409,933	(40,769,906)

383,514,580	305,851,375	175,109,759	111,747,714	76,824,333	(64,093,725)

876,928,963	571,077,588	408,491,507	296,743,793	181,744,241	245,837,966

$1,260,443,543	$876,928,963	$583,601,266	$408,491,507	$258,568,574	$181,744,241

$(31,513)	$386,768	$(23,516,305)	$5,296,242	$(1,293,541)	$(733,516)

11,150,000	24,850,000	20,100,000	6,400,000	4,350,000	700,000
(4,650,000)	(17,750,000)	(5,500,000)	(3,700,000)	(4,250,000)	(2,850,000)
27,600,000	20,500,000	34,900,000	32,200,000	9,250,000	11,400,000

34,100,000	27,600,000	49,500,000	34,900,000	9,350,000	9,250,000

51

Statements of Changes in Net Assets (continued)

For the years ended April 30, 2014 and 2013

	PowerShares S&P 500 BuyWrite Portfolio (PBP)		PowerShares S&P 500® High Quality Portfolio (SPHQ)
	2014	2013	2014	2013
Operations:
Net investment income	$2,774,392	$3,830,146	$5,453,071	$3,520,778
Net realized gain (loss)	(8,894,757)	8,777,327	15,539,020	5,178,617
Net increase from payment by affiliate	—	—	—	—
Net change in unrealized appreciation	24,139,096	406,705	29,453,789	24,339,195

Net increase (decrease) in net assets resulting from operations	18,018,731	13,014,178	50,445,880	33,038,590

Distributions to Shareholders from:
Net investment income	(12,551,907)	(8,424,421)	(5,320,142)	(3,292,190)
Net realized gains	(67,519)	(2,056,844)	—	—

	(12,619,426)	(10,481,265)	(5,320,142)	(3,292,190)

Shareholder Transactions:
Proceeds from shares sold	72,951,504	155,680,453	137,479,261	76,363,194
Value of shares repurchased	(34,114,213)	(107,519,457)	(45,654,865)	(23,794,170)

Net increase (decrease) in net assets resulting from shares transactions	38,837,291	48,160,996	91,824,396	52,569,024

Increase (Decrease) in Net Assets	44,236,596	50,693,909	136,950,134	82,315,424

Net Assets:
Beginning of year	205,221,829	154,527,920	228,736,069	146,420,645

End of year	$249,458,425	$205,221,829	$365,686,203	$228,736,069

Undistributed net investment income (loss) at end of year	$492,190	$513,869	$660,203	$527,274

Changes in Shares Outstanding:
Shares sold	3,500,000	7,650,000	7,000,000	4,700,000
Shares repurchased	(1,650,000)	(5,300,000)	(2,300,000)	(1,450,000)
Shares outstanding, beginning of year	9,850,000	7,500,000	12,800,000	9,550,000

Shares outstanding, end of year	11,700,000	9,850,000	17,500,000	12,800,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

PowerShares Water Resources Portfolio (PHO)		PowerShares WilderHill Clean Energy Portfolio (PBW)		PowerShares WilderHill Progressive Energy Portfolio (PUW)
2014	2013	2014	2013	2014	2013

$6,200,491	$6,573,110	$3,171,838	$3,362,695	$317,552	$550,558
84,949,788	(8,583,436)	31,745,124	(138,364,257)	1,303,228	757,073
—	—	—	—	—	—
62,930,259	137,318,912	24,395,717	125,881,934	5,713,352	791,507

154,080,538	135,308,586	59,312,679	(9,119,628)	7,334,132	2,099,138

(5,035,124)	(6,646,911)	(5,058,769)	(4,631,864)	(473,310)	(318,497)
—	—	—	—	—	—

(5,035,124)	(6,646,911)	(5,058,769)	(4,631,864)	(473,310)	(318,497)

157,626,289	53,224,195	125,579,841	24,870,370	5,983,872	—
(193,488,911)	(130,331,858)	(104,226,358)	(46,640,787)	(5,609,711)	(11,055,489)

(35,862,622)	(77,107,663)	21,353,483	(21,770,417)	374,161	(11,055,489)

113,182,792	51,554,012	75,607,393	(35,521,909)	7,234,983	(9,274,848)

877,064,295	825,510,283	142,493,831	178,015,740	38,584,123	47,858,971

$990,247,087	$877,064,295	$218,101,224	$142,493,831	$45,819,106	$38,584,123

$2,193,553	$1,028,186	$(336,558)	$1,366,484	$70,727	$226,485

6,100,000	2,550,000	20,650,000	5,500,000	200,000	—
(7,650,000)	(6,750,000)	(17,300,000)	(10,800,000)	(200,000)	(450,000)
39,750,000	43,950,000	29,750,000	35,050,000	1,400,000	1,850,000

38,200,000	39,750,000	33,100,000	29,750,000	1,400,000	1,400,000

53

Financial Highlights

PowerShares Aerospace & Defense Portfolio (PPA)

	Year Ended April 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$23.22	$19.99	$20.57	$19.07	$13.38
Net investment income(a)	0.33	0.44	0.21	0.18	0.17
Net realized and unrealized gain (loss) on investments	9.00	3.22	(0.60)	1.49	5.73
Total from investment operations	9.33	3.66	(0.39)	1.67	5.90
Distributions to shareholders from:
Net investment income	(0.39)	(0.43)	(0.19)	(0.17)	(0.21)
Net asset value at end of year	$32.16	$23.22	$19.99	$20.57	$19.07
Market price at end of year(b)	$32.15	$23.20	$19.98	$20.57	$19.07
Net Asset Value Total Return(c)	40.52%	18.69%	(1.82)%	8.91%	44.36%
Market Price Total Return(c)	40.59%	18.65%	(1.87)%	8.91%	44.47%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$98,086	$47,607	$54,967	$107,971	$137,338
Ratio to average net assets of:
Expenses, after Waivers	0.66%	0.66%	0.66%	0.66%	0.66%
Expenses, prior to Waivers	0.69%	0.74%	0.76%	0.73%	0.69%
Net investment income, after Waivers	1.13%	2.18%	1.09%	0.99%	1.08%
Portfolio turnover rate(d)	8%	17%	25%	12%	17%

PowerShares CleantechTM Portfolio (PZD)

	Year Ended April 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$25.47	$23.06	$30.10	$25.00	$19.25
Net investment income (loss)(a)	0.17	0.26	0.24	0.06	0.03
Net realized and unrealized gain (loss) on investments	6.53	2.37	(7.07)	5.05	5.77
Total from investment operations	6.70	2.63	(6.83)	5.11	5.80
Distributions to shareholders from:
Net investment income	(0.27)	(0.22)	(0.21)	(0.01)	(0.04)
Return of capital	—	—	—	—	(0.01)
Total distributions	(0.27)	(0.22)	(0.21)	(0.01)	(0.05)
Net asset value at end of year	$31.90	$25.47	$23.06	$30.10	$25.00
Market price at end of year(b)	$31.92	$25.36	$22.98	$30.08	$24.80
Net Asset Value Total Return(c)	26.52%	11.59%	(22.65)%	20.43%	30.16%
Market Price Total Return(c)	27.15%	11.50%	(22.87)%	21.32%	28.45%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$84,535	$71,314	$100,305	$162,530	$160,021
Ratio to average net assets of:
Expenses, after Waivers	0.67%	0.67%	0.67%	0.67%	0.67%
Expenses, prior to Waivers	0.72%	0.76%	0.74%	0.74%	0.71%
Net investment income, after Waivers	0.58%	1.16%	0.97%	0.22%	0.11%
Portfolio turnover rate(d)	24%	22%	27%	24%	31%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Financial Highlights (continued)

PowerShares DWA Momentum Portfolio (PDP)

	Year Ended April 30,
	2014		2013		2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$31.77		$27.86		$26.52	$21.25	$14.14
Net investment income(a)	0.06		0.23		0.07	0.04	0.06
Net realized and unrealized gain on investments	5.23		3.92		1.31	5.29	7.15
Total from investment operations	5.29		4.15		1.38	5.33	7.21
Distributions to shareholders from:
Net investment income	(0.10)		(0.24)		(0.04)	(0.06)	(0.10)
Net asset value at end of year	$36.96		$31.77		$27.86	$26.52	$21.25
Market price at end of year(b)	$36.93		$31.76		$27.86	$26.54	$21.24
Net Asset Value Total Return(c)	16.71%		15.02%		5.22%	25.11%	51.28%
Market Price Total Return(c)	16.65%		14.98%		5.15%	25.26%	51.31%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,260,444		$876,929		$571,078	$450,904	$159,371
Ratio to average net assets of:
Expenses, after Waivers	0.64	%(d)	0.67	%(d)	0.65%	0.70%	0.70%
Expenses, prior to Waivers	0.64	%(d)	0.67	%(d)	0.65%	0.71%	0.73%
Net investment income, after Waivers	0.17%		0.82%		0.29%	0.19%	0.35%
Portfolio turnover rate(e)	75%		66%		96%	42%	52%

PowerShares Global Listed Private Equity Portfolio (PSP)

	Year Ended April 30,
	2014		2013	2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$11.70		$9.22	$12.17	$10.04	$6.72
Net investment income(a)	0.38	(f)	0.24	0.26	0.26	0.33
Net realized and unrealized gain (loss) on investments	1.38		2.64	(2.58)	2.41	3.27
Total from investment operations	1.76		2.88	(2.32)	2.67	3.60
Distributions to shareholders from:
Net investment income	(1.67)		(0.40)	(0.56)	(0.54)	(0.28)
Return of capital	—		—	(0.07)	—	—
Total distributions	(1.67)		(0.40)	(0.63)	(0.54)	(0.28)
Net asset value at end of year	$11.79		$11.70	$9.22	$12.17	$10.04
Market price at end of year(b)	$11.85		$11.75	$9.25	$12.25	$10.06
Net Asset Value Total Return(c)	16.20%		31.87%	(19.51)%	27.93%	54.20%
Market Price Total Return(c)	16.31%		32.00%	(19.80)%	28.48%	54.70%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$583,601		$408,492	$296,744	$493,622	$211,879
Ratio to average net assets of:
Expenses, after Waivers(d)	0.69%		0.70%	0.71%	0.70%	0.70%
Expenses, prior to Waivers(d)	0.70%		0.70%	0.76%	0.73%	0.72%
Net investment income, after Waivers	3.20	%(f)	2.47%	2.79%	2.50%	3.66	%(g)
Portfolio turnover rate(e)	53%		53%	88%	112%	121%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment company expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the funds that the Fund invests in. The effect of the estimated investment company expenses that you bear indirectly is included in the Fund’s total return.
(e)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.
(f)	Net Investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the year. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.28 and 2.39%, respectively.
(g)	Net investment income per share and the ratio of net investment income to average net assets include a special stock dividend in which the Fund elected a cash payment of $0.96 per share owned of American Capital Ltd. on August 7, 2009. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.27 and 2.94%, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

Financial Highlights (continued)

PowerShares Golden Dragon China Portfolio (PGJ)

	Year Ended April 30,
	2014	2013		2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$19.65	$21.56		$28.98	$25.03	$17.47
Net investment income(a)	0.21	0.34		0.48	0.21	0.13
Net realized and unrealized gain (loss) on investments	8.08	(1.81)		(7.43)	3.92	7.63
Total from investment operations	8.29	(1.47)		(6.95)	4.13	7.76
Distributions to shareholders from:
Net investment income	(0.29)	(0.44)		(0.47)	(0.18)	(0.17)
Return of capital	—	—		—	—	(0.03)
Total distributions	(0.29)	(0.44)		(0.47)	(0.18)	(0.20)
Net asset value at end of year	$27.65	$19.65		$21.56	$28.98	$25.03
Market price at end of year(b)	$27.60	$19.59		$21.49	$28.87	$25.04
Net Asset Value Total Return(c)	42.28%	(6.73	)%(d)	(23.98)%	16.60%	44.51%
Market Price Total Return(c)	42.46%	(6.70)%		(23.93)%	16.11%	44.49%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$258,569	$181,744		$245,838	$446,292	$455,523
Ratio to average net assets of:
Expenses, after Waivers	0.70%	0.70%		0.69%	0.70%	0.70%
Expenses, prior to Waivers	0.70%	0.75%		0.71%	0.72%	0.71%
Net investment income, after Waivers	0.75%	1.78%		2.08%	0.82%	0.56%
Portfolio turnover rate(e)	37%	63%		23%	15%	35%

PowerShares S&P 500 BuyWrite Portfolio (PBP)

	Year Ended April 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$20.83	$20.60	$21.52	$21.52	$17.54
Net investment income(a)	0.28	0.33	0.29	0.29	0.27
Net realized and unrealized gain on investments	1.57	0.70	1.00	1.34	4.00
Total from investment operations	1.85	1.03	1.29	1.63	4.27
Distributions to shareholders from:
Net investment income	(1.35)	(0.65)	(2.10)	(0.27)	(0.29)
Net realized gains	(0.01)	(0.15)	(0.11)	(1.36)	—
Total distributions	(1.36)	(0.80)	(2.21)	(1.63)	(0.29)
Net asset value at end of year	$21.32	$20.83	$20.60	$21.52	$21.52
Market price at end of year(b)	$21.35	$20.83	$20.65	$21.52	$21.52
Net Asset Value Total Return(c)	9.34%	5.22%	6.74%	8.11%	24.48%
Market Price Total Return(c)	9.50%	4.97%	7.02%	8.09%	24.11%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$249,458	$205,222	$154,528	$120,511	$167,840
Ratio to average net assets of:
Expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	1.37%	1.61%	1.42%	1.37%	1.35%
Portfolio turnover rate(e)	32%	22%	58%	61%	51%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Amount includes the effect of the Adviser pay-in for an economic loss of $0.004 per share. Had the pay-in not been made, the net asset value total return would have been (6.77)%.
(e)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Financial Highlights (continued)

PowerShares S&P 500® High Quality Portfolio (SPHQ)

	Year Ended April 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$17.87	$15.33	$14.64	$12.21	$9.60
Net investment income(a)	0.36	0.33	0.26	0.20	0.00 (b)
Net realized and unrealized gain on investments	3.03	2.52	0.74	2.31	2.64
Total from investment operations	3.39	2.85	1.00	2.51	2.64
Distributions to shareholders from:
Net investment income	(0.36)	(0.31)	(0.31)	(0.08)	(0.03)
Net asset value at end of year	$20.90	$17.87	$15.33	$14.64	$12.21
Market price at end of year(c)	$20.89	$17.87	$15.33	$14.64	$12.21
Net Asset Value Total Return(d)	19.15%	18.86%	7.04%	20.61%	27.63%
Market Price Total Return(d)	19.09%	18.86%	7.04%	20.61%	27.63%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$365,686	$228,736	$146,421	$112,695	$67,746
Ratio to average net assets of:
Expenses, after Waivers	0.29%	0.39%	0.50%	0.52%	0.70%
Expenses, prior to Waivers	0.39%	0.55%	0.70%	0.84%	0.80%
Net investment income (loss), after Waivers	1.87%	2.06%	1.82%	1.49%	(0.03)%
Portfolio turnover rate(e)	13%	17%	14%	64%	138%

PowerShares Water Resources Portfolio (PHO)

	Year Ended April 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$22.06	$18.78	$20.25	$18.05	$14.04
Net investment income(a)	0.16	0.16	0.14	0.11	0.09
Net realized and unrealized gain (loss) on investments	3.83	3.28	(1.48)	2.19	4.03
Total from investment operations	3.99	3.44	(1.34)	2.30	4.12
Distributions to shareholders from:
Net investment income	(0.13)	(0.16)	(0.13)	(0.10)	(0.11)
Net asset value at end of year	$25.92	$22.06	$18.78	$20.25	$18.05
Market price at end of year(c)	$25.91	$22.05	$18.77	$20.24	$18.05
Net Asset Value Total Return(d)	18.16%	18.48%	(6.59)%	12.81%	29.48%
Market Price Total Return(d)	18.17%	18.49%	(6.59)%	12.75%	29.67%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$990,247	$877,064	$825,510	$1,260,648	$1,335,033
Ratio to average net assets of:
Expenses, after Waivers	0.61%	0.62%	0.62%	0.66%	0.64%
Expenses, prior to Waivers	0.61%	0.62%	0.62%	0.66%	0.64%
Net investment income, after Waivers	0.66%	0.81%	0.77%	0.63%	0.57%
Portfolio turnover rate(e)	34%	31%	44%	13%	20%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

Financial Highlights (continued)

PowerShares WilderHill Clean Energy Portfolio (PBW)

	Year Ended April 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$4.79	$5.08	$10.35	$10.12	$9.03
Net investment income (loss)(a)	0.10	0.11	0.20	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	1.85	(0.26)	(5.33)	0.26	1.11
Total from investment operations	1.95	(0.15)	(5.13)	0.23	1.09
Distributions to shareholders from:
Net investment income	(0.15)	(0.14)	(0.14)	—	—
Net asset value at end of year	$6.59	$4.79	$5.08	$10.35	$10.12
Market price at end of year(b)	$6.59	$4.79	$5.08	$10.33	$10.11
Net Asset Value Total Return(c)	41.23%	(2.64)%	(49.78)%	2.27%	12.07%
Market Price Total Return(c)	41.23%	(2.65)%	(49.68)%	2.18%	12.46%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$218,101	$142,494	$178,016	$541,472	$657,486
Ratio to average net assets of:
Expenses, after Waivers	0.70%	0.70%	0.70%	0.70%	0.70%
Expenses, prior to Waivers	0.70%	0.70%	0.76%	0.75%	0.70%
Net investment income (loss), after Waivers	1.55%	2.48%	2.98%	(0.27)%	(0.18)%
Portfolio turnover rate(d)	57%	52%	46%	32%	42%

PowerShares WilderHill Progressive Energy Portfolio (PUW)

	Year Ended April 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$27.56	$25.87	$30.68	$25.19	$17.38
Net investment income(a)	0.24	0.35	0.14	0.10	0.14
Net realized and unrealized gain (loss) on investments	5.27	1.54	(4.71)	5.53	7.81
Total from investment operations	5.51	1.89	(4.57)	5.63	7.95
Distributions to shareholders from:
Net investment income	(0.34)	(0.20)	(0.24)	(0.14)	(0.14)
Net asset value at end of year	$32.73	$27.56	$25.87	$30.68	$25.19
Market price at end of year(b)	$32.71	$27.55	$25.86	$30.70	$25.19
Net Asset Value Total Return(c)	20.24%	7.38%	(14.84)%	22.47%	45.96%
Market Price Total Return(c)	20.21%	7.38%	(14.93)%	22.55%	45.96%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$45,819	$38,584	$47,859	$75,175	$60,451
Ratio to average net assets of:
Expenses, after Waivers	0.70%	0.70%	0.71%	0.70%	0.70%
Expenses, prior to Waivers	0.84%	0.87%	0.86%	0.86%	0.84%
Net investment income, after Waivers	0.78%	1.40%	0.56%	0.37%	0.63%
Portfolio turnover rate(d)	37%	32%	36%	22%	52%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust

April 30, 2014

Note 1. Organization

PowerShares Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of April 30, 2014, the Trust offered fifty-three portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares Aerospace & Defense Portfolio (PPA)	“Aerospace & Defense Portfolio”
PowerShares CleantechTM Portfolio (PZD)	“CleantechTM Portfolio”
PowerShares DWA Momentum Portfolio (PDP) (formerly PowerShares DWA Technical LeadersTM Portfolio)	“DWA Momentum Portfolio”
PowerShares Global Listed Private Equity Portfolio (PSP)	“Global Listed Private Equity Portfolio”
PowerShares Golden Dragon China Portfolio (PGJ)	“Golden Dragon China Portfolio”
PowerShares S&P 500 BuyWrite Portfolio (PBP)	“S&P 500 BuyWrite Portfolio”
PowerShares S&P 500® High Quality Portfolio (SPHQ)	“S&P 500® High Quality Portfolio”
PowerShares Water Resources Portfolio (PHO)	“Water Resources Portfolio”
PowerShares WilderHill Clean Energy Portfolio (PBW)	“WilderHill Clean Energy Portfolio”
PowerShares WilderHill Progressive Energy Portfolio (PUW)	“WilderHill Progressive Energy Portfolio”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc.

The market prices of each Fund’s Shares may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
Aerospace & Defense Portfolio	SPADETM Defense Index
CleantechTM Portfolio	The Cleantech IndexTM
DWA Momentum Portfolio	Dorsey Wright Technical LeadersTM Index
Global Listed Private Equity Portfolio	Red Rocks Global Listed Private Equity Index
Golden Dragon China Portfolio	NASDAQ Golden Dragon China Index
S&P 500 BuyWrite Portfolio	CBOE S&P 500 BuyWrite IndexTM
S&P 500® High Quality Portfolio	S&P 500® High Quality Rankings Index
Water Resources Portfolio	NASDAQ OMX US Water IndexSM
WilderHill Clean Energy Portfolio	WilderHill Clean Energy Index
WilderHill Progressive Energy Portfolio	WilderHill Progressive Energy Index

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies.

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A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining NAV per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco PowerShares Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American depositary receipts (“ADRs”) and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of each Fund’s investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

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Equity Risk. Equity risk is the risk that the value of the securities that each Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities a Fund holds participate or factors relating to specific companies in which the Funds invest. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, each Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund’s NAV.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Non-Diversified Fund Risk. Each Fund (except for CleantechTM Portfolio, DWA Momentum Portfolio, Global Listed Private Equity Portfolio, S&P 500 BuyWrite Portfolio, S&P 500® High Quality Portfolio, WilderHill Clean Energy Portfolio and WilderHill Progressive Energy Portfolio) is non-diversified and can invest a greater portion of its assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Foreign Investment Risk. For CleantechTM Portfolio, investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability, local taxation, potential currency transfer restrictions or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. As the Fund may invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns.

Foreign Securities Risk. For Global Listed Private Equity Portfolio, since the Underlying Index may include ADRs and global depositary receipts (“GDRs”), The Fund’s involve risks of investing in foreign securities, in addition to the risks associated with domestic securities. In general, foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign companies often are subject to less stringent requirements regarding accounting, auditing, financial reporting and record-keeping than are U.S. companies. Therefore, not all material information regarding these companies will be available.

Risk of Investing in Listed Private Equity Companies. For Global Listed Private Equity Portfolio, there are certain risks inherent in investing in listed private equity companies, which encompass BDCs and other financial institutions or vehicles whose principal business is to invest in and lend capital to, or provide services to privately held companies. The 1940 Act imposes certain restraints upon the operations of business development companies (“BDCs”). For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision. With investments in debt instruments, there is a risk that the issuer may default on its payments or declare bankruptcy. Additionally, a BDC may incur indebtedness only in amounts such that the BDC’s asset coverage equals at least 200% after such incurrence. These limitations on asset mix and leverage may prohibit the way that the BDC raises capital. BDCs generally invest in less mature private companies, which involve greater risk than well-established, publicly-traded companies.

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C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These timing differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-dividend date.

E. Expenses

Expenses of the Trust that are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund (except for S&P 500 BuyWrite Portfolio) is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees, acquired fund fees and expenses, if any, and extraordinary expenses.

The S&P 500 BuyWrite Portfolio has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any).

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

F. Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal period-end.

G. Option Contracts Written

S&P 500 BuyWrite Portfolio may engage in certain strategies involving options to manage or minimize the risk of its investments or for investment purposes. A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. When the Fund writes (sells) call options, the amount of the premium received is recorded as a liability in the Statements of Assets and Liabilities and is subsequently “marked-to-market” to reflect the current value of the option written. The difference between the premium received and the current value of the option is recorded as

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unrealized appreciation or depreciation. The net change in unrealized appreciation (depreciation) is reported in the Statements of Operations. If a written call option expires, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. The primary risk in writing a call option is market risk; the Fund gives up the opportunity for profit if the market price of the underlying security increases and the option is exercised but will continue to bear the risk of loss should the price of the underlying security decline. There is also a risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Writing Covered Call Option Risk. By writing covered call options in return for the receipt of premiums, the S&P 500 BuyWrite Portfolio will give up the opportunity to benefit from potential increases in the value of the S&P 500® Index above the exercise prices of the Written Options, but will continue to bear the risk of declines in the value of the S&P 500® Index. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying stocks over time. In addition, the Fund’s ability to sell the underlying securities will be limited while the option is in effect unless the Fund extinguishes the option position through the purchase of an offsetting identical option prior to the expiration of the written option. If trading of options is suspended, the Fund may be unable to write options at times that may be desirable or advantageous to the Fund to do so.

H. Swap Agreements

Global Listed Private Equity Portfolio may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts for investment purposes or to manage interest rate, currency or credit risk.

Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index).

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss), on the Statements of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statements of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.

I. Securities Lending

CleantechTM Portfolio, Global Listed Private Equity Portfolio, Golden Dragon China Portfolio, Water Resources Portfolio, WilderHill Clean Energy Portfolio and WilderHill Progressive Energy Portfolio participated in securities lending. Each Fund loaned portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in an affiliated money market fund and is shown as such on the Schedule of Investments. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to a Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. A Fund could experience delays and costs in gaining access to the collateral. A Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan is shown on the Statements of Assets and Liabilities, if any. Water Resources no longer participates in securities lending.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical,

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bookkeeping and other administrative services. Each Fund (except for S&P 500 BuyWrite Portfolio and S&P 500® High Quality Portfolio) has agreed to pay the Adviser an annual fee of 0.50% of the Fund’s average daily net assets. S&P 500® High Quality Portfolio has agreed to pay the Adviser an annual fee of 0.29% of the Fund’s average daily net assets. As compensation for its services, the S&P 500 BuyWrite Portfolio has agreed to pay the Adviser an annual unitary management fee of 0.75% of its average daily net assets. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of S&P 500 BuyWrite Portfolio, including the cost of transfer agency, custody, fund administration, legal, audit, and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any).

The Adviser has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Trust on behalf of each Fund, pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, acquired fund fees and expenses, if any, and extraordinary expenses) of each Fund (except for S&P 500® High Quality Portfolio and S&P 500 BuyWrite Portfolio) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”), through at least August 31, 2015. The Expense Cap (including sublicensing fees) for S&P 500® High Quality Portfolio is 0.29% of the Fund’s average daily net assets per year through at least August 31, 2015. Offering costs excluded from the Expense Cap are: (a) initial legal fees pertaining to the Funds’ Shares offered for sale; (b) initial Securities and Exchange Commission and state registration fees; and (c) initial fees paid to be listed on an exchange. Unless the Adviser continues the Expense Agreement, it will terminate on August 31, 2015. The Expense Agreement cannot be terminated during its term. The Adviser did not waive fees and/or pay Fund expenses during the period under this Expense Cap for DWA Momentum Portfolio, Global Listed Private Equity Portfolio and Water Resources Portfolio.

Further, through August 31, 2015, the Adviser has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration.

For the fiscal year ended April 30, 2014, the Adviser waived fees and/or paid Fund expenses for each Fund, in the following amounts:

Aerospace & Defense Portfolio	$23,005
CleantechTM Portfolio	34,226
DWA Momentum Portfolio	934
Global Listed Private Equity Portfolio	54,201
Golden Dragon China Portfolio	1,209
S&P 500 BuyWrite Portfolio	358
S&P 500® High Quality Portfolio	287,217
Water Resources Portfolio	1,032
WilderHill Clean Energy Portfolio	271
WilderHill Progressive Energy Portfolio	55,996

The Expense Agreement provides that the fees waived or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee was waived or expense was borne by the Adviser, but no recapture payment will be made by a Fund if it would result in the Fund exceeding its Expense Cap as specified above. The Expense Agreement does not apply to S&P 500 BuyWrite Portfolio.

For the following Funds, the amounts available for potential future recapture by the Adviser under the Expense Agreement and the expiration schedule at April 30, 2014 are as follows:

	Total Potential Recapture Amounts	Potential Recapture Amounts Expiring
		04/30/15	04/30/16	04/30/17
Aerospace & Defense Portfolio	$140,090	$80,440	$36,735	$22,915
CleantechTM Portfolio	171,225	75,189	61,862	34,174
Global Listed Private Equity Portfolio	32,811	25,652	7,159	—
Golden Dragon China Portfolio	161,702	70,047	91,655	—
S&P 500® High Quality Portfolio	818,113	259,976	271,138	286,999
WilderHill Clean Energy Portfolio	177,783	177,783	—	—
WilderHill Progressive Energy Portfolio	199,760	79,732	64,090	55,938

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The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
Aerospace & Defense Portfolio	International Space Business Council
CleantechTM Portfolio	Cleantech Indices LLC
DWA Momentum Portfolio	Dorsey Wright & Associates, Inc.
Global Listed Private Equity Portfolio	Red Rocks Capital Partners, LLC
Golden Dragon China Portfolio	NASDAQ OMX Group, Inc.
S&P 500 BuyWrite Portfolio	Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.
S&P 500® High Quality Portfolio	Standard & Poor’s Financial Services LLC
Water Resources Portfolio	NASDAQ OMX Group, Inc.
WilderHill Clean Energy Portfolio	WilderShares, LLC
WilderHill Progressive Energy Portfolio	WilderShares, LLC

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds (other than the S&P 500 BuyWrite Portfolio) are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Investments in Affiliates

Each Fund’s Adviser is a wholly-owned subsidiary of Invesco Ltd., and therefore Invesco Ltd. is considered to be affiliated. The table below shows the Fund’s transactions in, and earnings from, its investments in Invesco Ltd. for the fiscal year ended April 30, 2014.

S&P 500 BuyWrite Portfolio

	Value April 30, 2013	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2014	Dividend Income
Invesco Ltd.	$208,341	$86,084	$(87,453)	$2,411	$17,651	$227,034	$5,317

Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the Funds listed below, as of April 30, 2014, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The appreciation (depreciation) on options held in S&P 500 BuyWrite Portfolio was

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based on Level 1 inputs. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Investments in Securities
	Level 1	Level 2	Level 3	Total
Global Listed Private Equity Portfolio
Equity Securities	$608,714,093	$—	$—	$608,714,093
Swap Agreements*	—	(3,275,074)	—	(3,275,074)

Total Investments	$608,714,093	$(3,275,074)	$—	$605,439,019

Golden Dragon China Portfolio
Equity Securities	$301,709,188	$196,331	$0	$301,905,519

*	Unrealized appreciation (depreciation).

Note 6. Derivative Investments

Global Listed Private Equity Portfolio and S&P 500 BuyWrite Portfolio have implemented required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by enabling investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Year-End

The table below summarizes the value of each Fund’s derivative instruments, detailed by primary risk exposure, held as of April 30, 2014:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Global Listed Private Equity Portfolio
Equity risk:
Swap agreements(a)	$—	$(3,275,074)

S&P 500 BuyWrite Portfolio
Equity risk:
Options written contracts(a)	$—	$(3,659,675)

(a)	Values are disclosed on the Statement of Assets and Liabilities under Unrealized depreciation on swap agreements and Open options written, at value, respectively.

Effect of Derivative Instruments for the fiscal year ended April 30, 2014

The table below summarizes each Fund’s gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statements of Operations
	Swap Agreements*	Options*
Global Listed Private Equity Portfolio*
Realized Gain
Equity risk	$13,956,646	$—
Change in Unrealized Appreciation (Depreciation)
Equity risk	(3,194,533)	—

S&P 500 BuyWrite Portfolio*
Realized Gain (Loss)
Equity risk	—	(21,187,780)
Change in Unrealized Appreciation (Depreciation)
Equity risk	—	2,846,798

Total	$10,762,113	$(18,340,982)

*	The average notional value of swap agreements and options outstanding during year was $46,314,765 and $205,932,458, respectively.

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Global Listed Private Equity Portfolio

Open Total Return Swap Agreements
Counterparty	Swap Agreements	Termination Date	Notional Amount	Value Unrealized Appreciation (Depreciation)
Citibank, N.A.	Receive a return equal to The Blackstone Group LP and pay the product of (i) 1-Month LIBOR plus 75 basis points multiplied by (ii) days in the period divided by 360	10/23/14	$28,278,440	$(2,277,275)
Citibank, N.A.	Receive a return equal to KKR & Co. LP and pay the product of (i) 1-Month LIBOR plus 75 basis points multiplied by (ii) days in the period divided by 360	10/23/14	29,024,210	(997,799)

Total				$(3,275,074)

S&P 500 BuyWrite Portfolio

Options Written Transactions During the Year
	Call Option Contracts
	Number of Contracts	Premiums Received
Beginning of year	1,352	$2,940,359
Written	14,369	29,031,123
Closed	(9,517)	(19,905,113)
Expired	(4,861)	(9,224,057)

End of year	1,343	$2,842,312

Open Options Written at Year-End
	Contract Month	Strike Price	Number of Contracts	Premiums Received	Unrealized Appreciation (Depreciation)	Value
Call Option S&P 500 Index	May-14	$1,865	1,343	$2,842,312	$(817,363)	$3,659,675

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statements of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on its financial position. In order for an arrangement to be eligible for netting, the Funds must have a basis to conclude that such netting arrangements are legally enforceable. The Funds enter into netting agreements and collateral agreements in an attempt to reduce the Funds’ counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

There were no derivative instruments subject to a netting agreement for which the Funds are not currently netting. The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of April 30, 2014.

Global Listed Private Equity Portfolio

Liabilities:				Collateral Pledged
Counterparty	Gross amounts presented in Statement of Assets & Liabilities	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of liabilities presented in the Statement of Assets and Liabilities	Financial Instruments	Cash	Net Amount
CitiBank, N.A.	$3,275,074	$—	$3,275,074	$(2,230,000)	$—	$1,045,074

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Note 7. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2014 and 2013:

	2014		2013
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Aerospace & Defense Portfolio	$993,578	$—	$1,029,052	$—
CleantechTM Portfolio	713,573	—	712,757	—
DWA Momentum Portfolio	3,053,165	—	5,799,247	—
Global Listed Private Equity Portfolio	65,805,444	—	12,397,099	—
Golden Dragon China Portfolio	2,898,245	—	4,722,570	—
S&P 500 BuyWrite Portfolio	12,553,393	66,033	8,424,421	2,056,844
S&P 500® High Quality Portfolio	5,320,142	—	3,292,190	—
Water Resources Portfolio	5,035,124	—	6,646,911	—
WilderHill Clean Energy Portfolio	5,058,769	—	4,631,864	—
WilderHill Progressive Energy Portfolio	473,310	—	318,497	—

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)— Investment Securities	Net Unrealized Appreciation — Other Investments	Capital Loss Carryforward	Post-October Capital Losses Deferrals*	Shares of Beneficial Interest	Total Net Assets
Aerospace & Defense Portfolio	$—	$(15,632)	$16,416,637	$—	$(29,310,273)	$(68,362)	$111,063,857	$98,086,227
CleantechTM Portfolio	170,728	(14,516)	23,403,287	3,138	(83,585,557)	(1,055,045)	145,613,383	84,535,418
DWA Momentum Portfolio	—	(31,513)	222,443,350	—	(189,798,325)	(16,990,109)	1,244,820,140	1,260,443,543
Global Listed Private Equity Portfolio	902,923	(21,035)	34,131,226	26,112	(79,008,198)	—	627,570,238	583,601,266
Golden Dragon China Portfolio	400,840	(27,095)	15,362,939	—	(283,317,660)	(2,408,700)	528,558,250	258,568,574
S&P 500 BuyWrite Portfolio	13,539,183	—	—	—	—	(774,931)	236,694,173	249,458,425
S&P 500® High Quality Portfolio	676,785	(16,582)	69,891,708	—	(139,678,368)	—	434,812,660	365,686,203
Water Resources Portfolio	2,268,045	(74,492)	194,799,159	—	(530,877,706)	—	1,324,132,081	990,247,087
WilderHill Clean Energy Portfolio	767,869	(39,998)	(1,166,286)	—	(1,438,177,924)	(8,481,299)	1,665,198,862	218,101,224
WilderHill Progressive Energy Portfolio	82,210	(11,483)	8,037,046	—	(32,321,080)	—	70,032,413	45,819,106

*	The Funds will elect to defer net capital losses incurred after October 31 (“Post-October Capital Losses”) within the taxable year that are deemed to arise on the first business day of each Fund’s next taxable year.

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Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following Funds have capital loss carryforwards as of April 30, 2014, which expire as follows:

						Post-effective no expiration
	2015	2016	2017	2018	2019	Short-term	Long-term	Total*	Utilized	Expired
Aerospace & Defense Portfolio	$104,662	$2,374,303	$7,470,897	$6,428,813	$9,464,875	$—	$3,466,723	$29,310,273	$—	$—
CleantechTM Portfolio	—	1,171,839	14,341,075	25,186,026	12,098,616	1,476,508	29,311,493	83,585,557	—	—
DWA Momentum Portfolio	—	5,046,566	92,771,702	60,219,842	10,496,532	21,263,683	—	189,798,325	30,262,612	—
Global Listed Private Equity Portfolio	—	796,018	7,687,052	47,149,399	—	13,517,688	9,858,041	79,008,198	6,727,087	—
Golden Dragon China Portfolio	3,128,677	1,235,904	22,836,421	74,072,167	35,483,714	13,898,904	132,661,873	283,317,660	—	1,018,146
S&P 500 BuyWrite Portfolio	—	—	—	—	—	—	—	—	—	—
S&P 500® High Quality Portfolio	28,563,259	21,013,690	37,241,965	42,466,537	9,869,908	—	523,009	139,678,368	—	—
Water Resources Portfolio	11,876,489	3,553,481	93,208,162	265,948,030	33,978,301	18,359,580	103,953,663	530,877,706	—	—
WilderHill Clean Energy Portfolio	89,533,576	44,707,703	261,712,498	460,657,845	241,008,862	57,314,443	283,242,997	1,438,177,924	—	2,098,368
WilderHill Progressive Energy Portfolio	—	179,432	8,319,827	12,433,887	2,282,887	3,244,080	5,860,967	32,321,080	—	—

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 8. Investment Transactions

For the fiscal year ended April 30, 2014, the cost of securities purchased and proceeds from sales of securities, excluding short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, were as follows:

	Purchases	Sales
Aerospace & Defense Portfolio	$6,398,199	$6,130,973
CleantechTM Portfolio	18,305,132	18,438,027
DWA Momentum Portfolio	800,250,298	799,676,902
Global Listed Private Equity Portfolio	224,753,667	253,862,868
Golden Dragon China Portfolio	96,065,019	97,692,079
S&P 500 BuyWrite Portfolio	65,999,947	97,617,017

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	Purchases	Sales
S&P 500® High Quality Portfolio	$40,327,139	$39,404,173
Water Resources Portfolio	324,566,399	322,029,259
WilderHill Clean Energy Portfolio	115,555,049	116,386,065
WilderHill Progressive Energy Portfolio	14,978,428	15,036,071

For the fiscal year ended April 30, 2014, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
Aerospace & Defense Portfolio	$48,245,001	$20,645,916
CleantechTM Portfolio	1,498,147	5,244,224
DWA Momentum Portfolio	390,922,999	158,320,699
Global Listed Private Equity Portfolio	207,819,837	55,580,637
Golden Dragon China Portfolio	123,570,359	113,437,600
S&P 500 BuyWrite Portfolio	73,632,106	34,299,257
S&P 500® High Quality Portfolio	137,248,937	45,911,695
Water Resources Portfolio	157,543,415	193,172,005
WilderHill Clean Energy Portfolio	124,519,965	104,394,954
WilderHill Progressive Energy Portfolio	5,980,135	5,644,177

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At April 30, 2014, the aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes were as follows:

	Cost	Net Unrealized Appreciation (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)
Aerospace & Defense Portfolio	$81,733,041	$16,416,637	$18,007,434	$(1,590,797)
CleantechTM Portfolio	67,188,475	23,403,287	26,118,488	(2,715,201)
DWA Momentum Portfolio	1,038,892,994	222,443,350	231,021,271	(8,577,921)
Global Listed Private Equity Portfolio	574,582,867	34,131,226	55,633,132	(21,501,906)
Golden Dragon China Portfolio	286,542,580	15,362,939	36,281,979	(20,919,040)
S&P 500 BuyWrite Portfolio	252,903,496	—	—	—
S&P 500® High Quality Portfolio	295,849,073	69,891,708	70,228,898	(337,190)
Water Resources Portfolio	794,945,713	194,799,159	226,967,417	(32,168,258)
WilderHill Clean Energy Portfolio	280,876,171	(1,166,286)	37,226,463	(38,392,749)
WilderHill Progressive Energy Portfolio	45,929,027	8,037,046	10,606,646	(2,569,600)

Note 9. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions on April 30, 2014, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2014, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Aerospace & Defense Portfolio	$13,380	$(5,141,731)	$5,128,351
CleantechTM Portfolio	119,741	(1,475,739)	1,355,998
DWA Momentum Portfolio	834,404	(38,460,923)	37,626,519
Global Listed Private Equity Portfolio	21,833,563	(32,099,771)	10,266,208
Golden Dragon China Portfolio	331,307	(44,584,664)	44,253,357
S&P 500 BuyWrite Portfolio	9,755,836	(9,755,836)	—
S&P 500® High Quality Portfolio	—	(15,465,270)	15,465,270
Water Resources Portfolio	—	(65,597,513)	65,597,513
WilderHill Clean Energy Portfolio	183,889	(37,512,574)	37,328,685
WilderHill Progressive Energy Portfolio	—	(2,084,468)	2,084,468

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Note 10. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and Officer of the Funds. The Adviser, as a result of the unitary management fee, pays for such compensation for S&P 500 BuyWrite Portfolio. The Trustee who is an “interested person” (the “Non-Independent Trustee”) of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, an Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Funds.

Note 11. Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substitutded, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with each Fund’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Transactions in each Fund’s Shares are disclosed in detail on the Statements of Changes in Net Assets.

Note 12. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded Fund Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PowerShares Aerospace & Defense Portfolio, PowerShares CleantechTM Portfolio, PowerShares DWA Momentum Portfolio (formerly PowerShares DWA Technical LeadersTM Portfolio) , PowerShares Global Listed Private Equity Portfolio, PowerShares Golden Dragon China Portfolio, PowerShares S&P 500 BuyWrite Portfolio, PowerShares S&P 500® High Quality Portfolio, PowerShares Water Resources Portfolio, PowerShares WilderHill Clean Energy Portfolio and PowerShares WilderHill Progressive Energy Portfolio (each an individual portfolio of PowerShares Exchange-Traded Fund Trust, hereafter referred to as the “Funds”) at April 30, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Chicago, IL

June 24, 2014

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Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust, (excluding PowerShares S&P 500 BuyWrite Portfolio), you incur advisory fees and other Fund expenses. As a shareholder of a Fund of the PowerShares S&P 500 BuyWrite Portfolio, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2014.

In addition to the fees and expenses which the PowerShares DWA Momentum Portfolio and PowerShares Global Listed Private Equity Portfolio (collectively, the “Portfolios”) bear directly, the Portfolios indirectly bear a pro rata share of the fees and expenses of the investment companies in which the Portfolios invest. The amount of fees and expenses incurred indirectly by the Portfolios will vary because the investment companies have varied expenses and fee levels and the Portfolios may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolios. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolios invests in. The effect of the estimated investment companies’ expenses that you bear indirectly are included in each Portfolio’s total return.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares Aerospace & Defense Portfolio (PPA)
Actual	$1,000.00	$1,125.83	0.66%	$3.48
Hypothetical (5% return before expenses)	1,000.00	1,021.52	0.66	3.31
PowerShares CleantechTM Portfolio (PZD)
Actual	1,000.00	1,063.80	0.68	3.48
Hypothetical (5% return before expenses)	1,000.00	1,021.42	0.68	3.41
PowerShares DWA Momentum Portfolio (PDP)
Actual	1,000.00	1,067.11	0.63	3.23
Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16
PowerShares Global Listed Private Equity Portfolio (PSP)
Actual	1,000.00	1,042.88	0.68	3.44
Hypothetical (5% return before expenses)	1,000.00	1,021.42	0.68	3.41

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Fees and Expenses (continued)

	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares Golden Dragon China Portfolio (PGJ)
Actual	$1,000.00	$978.01	0.70%	$3.43
Hypothetical (5% return before expenses)	1,000.00	1,021.32	0.70	3.51
PowerShares S&P 500 BuyWrite Portfolio (PBP)
Actual	1,000.00	1,065.77	0.75	3.84
Hypothetical (5% return before expenses)	1,000.00	1,021.08	0.75	3.76
PowerShares S&P 500® High Quality Portfolio (SPHQ)
Actual	1,000.00	1,076.68	0.29	1.49
Hypothetical (5% return before expenses)	1,000.00	1,023.36	0.29	1.45
PowerShares Water Resources Portfolio (PHO)
Actual	1,000.00	1,045.64	0.60	3.04
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01
PowerShares WilderHill Clean Energy Portfolio (PBW)
Actual	1,000.00	1,037.89	0.70	3.54
Hypothetical (5% return before expenses)	1,000.00	1,021.32	0.70	3.51
PowerShares WilderHill Progressive Energy Portfolio (PUW)
Actual	1,000.00	1,088.70	0.70	3.63
Hypothetical (5% return before expenses)	1,000.00	1,021.32	0.70	3.51

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2014. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 181/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

74

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2014:

Federal Income Tax Information

	Qualified Dividend Income*	Corporate Dividends Received Deduction*	Long Term Capital Gains
Aerospace & Defense Portfolio	100%	100%	$—
CleantechTM Portfolio	100%	16%	—
DWA Technical LeadersTM Portfolio	100%	100%	—
Global Listed Private Equity Portfolio	26%	4%	—
Golden Dragon China Portfolio	82%	0%	—
S&P 500 BuyWrite Portfolio	0%	0%	66,033
S&P 500® High Quality Portfolio	100%	100%	—
Water Resources Portfolio	100%	98%	—
WilderHill Clean Energy Portfolio	16%	8%	—
WilderHill Progressive Energy Portfolio	100%	49%	—

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

75

Trustees and Officers

The Independent Trustees, the Non-Independent Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and the other directorships, if any, held by each Trustee are shown below.

The Trustees and officers information is current as of April 30, 2014.

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge (1958) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	114	None

Todd J. Barre (1957) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	114	None

Marc M. Kole (1960) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2006	Chief Financial Officer, Hope Network (social services) (2008-2012); formerly, Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Senior Vice President of Finance, Oxford Health Plans (2000-2004).	114	None

Yung Bong Lim (1964) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Managing Partner, Residential Dynamics Group LLC (2008-Present); formerly, Managing Director, Citadel Investment Group, L.L.C. (1999-2007).	114	None

Philip M. Nussbaum (1961) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2003	Chairman, Performance Trust Capital Partners (2004-Present).	114	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At April 30, 2014, the “Fund Family” consisted of the Trust’s 53 portfolios and three other exchange-traded fund trusts with 61 portfolios advised by the Adviser.

76

Trustees and Officers (continued)

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker (1961) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	114	None

Donald H. Wilson (1959) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2006	Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013–Present); Chairman and Chief Executive Officer, Stone Pillar Advisers, Ltd. (2010-Present); formerly, Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	114	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At April 30, 2014, the “Fund Family” consisted of the Trust’s 53 portfolios and three other exchange-traded fund trusts with 61 portfolios advised by the Adviser.

77

Trustees and Officers (continued)

The Non-Independent Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustee and the other directorships, if any, held by the Non-Independent Trustee are shown below.

Name, Address and Age of Non-Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustee	Other Directorships Held by Non-Independent Trustee During the Past 5 Years
Kevin M. Carome (1956) Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2006-Present); Director, Invesco Advisers, Inc. (2009-Present); Director, Invesco Advisers, Inc., Invesco Finance PLC, INVESCO Funds Group, Inc., and Invesco Holding Company Limited; Director and Executive Vice President, Invesco Finance, Inc., Invesco Group Services, Inc., Invesco Investments (Bermuda) Ltd., Invesco North American Holdings, Inc., and IVZ, Inc.; Director and Secretary, IVZ Bahamas Private Limited; formerly, Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	114	None

*	This is the date the Non-Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At April 30, 2014, the “Fund Family” consisted of the Trust’s 53 portfolios and three other exchange-traded fund trusts with 61 portfolios advised by the Adviser.

78

Trustees and Officers (continued)

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg (1974) Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	President	Since 2009	Director, Invesco Distributors, Inc. (2012—Present); Managing Director – U.S. Strategy and Marketing, Invesco PowerShares Capital Management LLC (2010–Present); Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. in the United States (2008-Present); Director, Invesco Distributors, Inc. (2012-Present); and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company’s North American Institutional and Retirement divisions (2002-2007).

Peter Hubbard (1981) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President and Director of Portfolio Management—Invesco PowerShares Capital Management LLC (2008-Present); formerly, Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

David Warren (1957) Invesco Canada Ltd. 5140 Yonge Street Suite 900, Toronto, Ontario M2N 6X7	Vice President	Since 2009	Managing Director—Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009–Present); Director, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009–Present); Senior Vice President, Invesco Management Group, Inc. (2007–Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) and Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Invesco Canada Holdings Inc. (2002–Present), Invesco Corporate Class Inc., and Invesco Canada Fund Inc.; Director, Executive Vice President and Chief Financial Officer, Invesco, Inc.; formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2006).

Sheri Morris (1964) Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Vice President	Since 2012	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; formerly, Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Rudolf E. Reitmann (1971) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Head of Global Exchange Traded Funds Operations, Invesco PowerShares Capital Management LLC (since 2013).

*	This is the date the officer began serving the Trust. Each officer serves an indefinite term, until his or her successor is elected.

79

Trustees and Officers (continued)

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper (1968) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Senior Vice President, Invesco Distributors, Inc. (since 2014); Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Managing Director, Invesco PowerShares Global ETFs (since 2013); formerly, Managing Director, Credit Suisse Asset Management (2010–2013) and Lyxor Asset Management/Societe Generale (2007–2010).

Steven M. Hill (1964) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2013	Vice President and Treasurer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (since 2011); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Christopher Joe (1969) Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Chief Compliance Officer	Since 2012	U.S. Compliance Director, Invesco, Ltd. (since 2006); formerly, Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser) (2010–2013); formerly, Assistant Fund Accounting Manager, Invesco, Ltd. (1998-1999).

Anna Paglia (1974) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-Present); Head of Legal, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date the officer began serving the Trust. Each officer serves an indefinite term, until his or her successor is elected.

80

Board Considerations Regarding Continuation of Investment Advisory Agreement

At a meeting held on April 17, 2014, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the “Adviser”) and the Trust for the following 51 series (each, a “Fund” and collectively, the “Funds”):

PowerShares Aerospace & Defense Portfolio

PowerShares BuyBack Achievers™ Portfolio

PowerShares Cleantech™ Portfolio

PowerShares Dividend AchieversTM Portfolio

PowerShares DWA Momentum Portfolio

PowerShares DWA Basic Materials Momentum Portfolio

PowerShares DWA Consumer Cyclicals Momentum Portfolio

PowerShares DWA Consumer Staples Momentum Portfolio

PowerShares DWA Energy Momentum Portfolio

PowerShares DWA Financial Momentum Portfolio

PowerShares DWA Healthcare Momentum Portfolio

PowerShares DWA Industrials Momentum Portfolio

PowerShares DWA NASDAQ Momentum Portfolio

PowerShares DWA Technology Momentum Portfolio

PowerShares DWA Utilities Momentum Portfolio

PowerShares Dynamic Biotechnology & Genome Portfolio

PowerShares Dynamic Building & Construction Portfolio

PowerShares Dynamic Energy Exploration & Production Portfolio

PowerShares Dynamic Food & Beverage Portfolio

PowerShares Dynamic Large Cap Growth Portfolio

PowerShares Dynamic Large Cap Value Portfolio

PowerShares Dynamic Leisure and Entertainment Portfolio

PowerShares Dynamic Market Portfolio

PowerShares Dynamic Media Portfolio

PowerShares Dynamic Networking Portfolio

PowerShares Dynamic Oil & Gas Services Portfolio

PowerShares Dynamic Pharmaceuticals Portfolio

PowerShares Dynamic Retail Portfolio

PowerShares Dynamic Semiconductors Portfolio

PowerShares Dynamic Software Portfolio

PowerShares Financial Preferred Portfolio

PowerShares FTSE RAFI US 1000 Portfolio

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

PowerShares Fundamental Pure Large Core Portfolio

PowerShares Fundamental Pure Large Growth Portfolio

PowerShares Fundamental Pure Large Value Portfolio

PowerShares Fundamental Pure Mid Core Portfolio

PowerShares Fundamental Pure Mid Growth Portfolio

PowerShares Fundamental Pure Mid Value Portfolio

PowerShares Fundamental Pure Small Core Portfolio

PowerShares Fundamental Pure Small Growth Portfolio

PowerShares Fundamental Pure Small Value Portfolio

PowerShares Global Listed Private Equity Portfolio

PowerShares Golden Dragon China Portfolio

PowerShares High Yield Equity Dividend Achievers TM Portfolio

PowerShares International Dividend AchieversTM Portfolio

PowerShares S&P 500® High Quality Portfolio

PowerShares Water Resources Portfolio

PowerShares WilderHill Clean Energy Portfolio

PowerShares WilderHill Progressive Energy Portfolio

PowerShares Zacks Micro Cap Portfolio

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the costs of services provided and estimated profits realized by the Adviser, (iv) the extent to which economies of scale are realized as a Fund grows, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (vi) comparisons of services rendered to and amounts paid by other registered investment companies and (vii) any benefits realized by the Adviser from its relationship with each Fund. Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd., and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds, their underlying indexes and their primary benchmarks for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2013, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between each Fund and its underlying index. In reviewing the tracking error report, the Trustees considered information provided by Ibbotson Associates, a consultant to the Independent Trustees, with respect to general expected tracking error ranges and various

81

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

explanations for any tracking error. The Trustees noted that for each applicable period the correlation and tracking error for each Fund was within the targeted range set forth in the Trust’s registration statement. The Trustees concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s advisory fee and net expense ratio, as compared to information compiled by the Adviser from Lipper Inc. databases on the advisory fees and net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end actively-managed funds. The Trustees noted that the annual advisory fee charged to each Fund is:

—	0.50% of the Fund’s average daily net assets for each Fund other than PowerShares Dividend Achievers™ Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio, PowerShares International Dividend AchieversTM Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Large Value Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio, PowerShares Fundamental Pure Small Growth Portfolio, PowerShares Fundamental Pure Small Value Portfolio and PowerShares S&P 500® High Quality Portfolio;

—	0.40% of the Fund’s average daily net assets for each of PowerShares Dividend Achievers™ Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio and PowerShares International Dividend Achievers™ Portfolio; and

—	0.29% of the Fund’s average daily net assets for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Large Value Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio, PowerShares Fundamental Pure Small Growth Portfolio, PowerShares Fundamental Pure Small Value Portfolio and PowerShares S&P 500® High Quality Portfolio.

The Trustees also noted that the Adviser has agreed to waive a portion of its advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund’s average daily net assets, at least until August 31, 2015, as set forth below:

—	0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares DWA NASDAQ Momentum Portfolio and PowerShares Dynamic Market Portfolio;

—	0.50%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares Dividend Achievers™ Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio and PowerShares International Dividend Achievers™ Portfolio;

—	0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Large Value Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio, PowerShares Fundamental Pure Small Growth Portfolio and PowerShares Fundamental Pure Small Value Portfolio;

—	0.29%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for PowerShares S&P 500® High Quality Portfolio;

—

0.60%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for PowerShares DWA Basic Materials Momentum Portfolio, PowerShares DWA Consumer Cyclicals Momentum Portfolio, PowerShares DWA Consumer Staples Momentum Portfolio, PowerShares DWA Energy

82

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

Momentum Portfolio, PowerShares DWA Financial Momentum Portfolio, PowerShares DWA Healthcare Momentum Portfolio, PowerShares DWA Industrials Momentum Portfolio, PowerShares DWA Technology Momentum Portfolio and PowerShares DWA Utilities Momentum Portfolio (the Trustees noted that prior to December 17, 2013, licensing fees were excluded from the Expense Cap); and

—	0.60%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each other Fund.

The Trustees noted that the Adviser represented that it does not serve as the investment adviser to any clients, other than other ETFs also overseen by the Trustees, with comparable investment strategies as the Funds, but that the Adviser provides sub-advisory services to clients with comparable investment strategies as certain of the Funds. The Trustees further noted the Adviser’s explanation with respect to the sub-advisory fees it receives for such services in comparison to the advisory fees charged to the Funds. The Trustees noted that each Fund’s advisory fee was:

—	higher than the median advisory fee of its ETF peer funds (except for the advisory fee of each of PowerShares Financial Preferred Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Small Value Portfolio, PowerShares Global Listed Private Equity Portfolio, PowerShares Golden Dragon China Portfolio and PowerShares International Dividend Achievers™ Portfolio, which was equal to or lower than the median advisory fee of its ETF peer funds); and

—	higher than the median advisory fee of its open-end index peer funds (except for the advisory fee of each of PowerShares Dividend Achievers™ Portfolio, PowerShares DWA Momentum Portfolio, PowerShares DWA NASDAQ Momentum Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Growth Portfolio, PowerShares Fundamental Pure Small Value Portfolio and PowerShares High Yield Equity Dividend Achievers™ Portfolio, which was equal to or lower than the median advisory fee of its open-end index peer funds; and there was no comparable data for PowerShares Aerospace & Defense Portfolio, PowerShares Cleantech™ Portfolio, PowerShares DWA Basic Materials Momentum Portfolio, PowerShares DWA Consumer Cyclicals Momentum Portfolio, PowerShares DWA Consumer Staples Momentum Portfolio, PowerShares DWA Energy Momentum Portfolio, PowerShares DWA Financial Momentum Portfolio, PowerShares DWA Healthcare Momentum Portfolio, PowerShares DWA Industrials Momentum Portfolio, PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Building & Construction Portfolio, PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Food & Beverage Portfolio, PowerShares Dynamic Leisure and Entertainment Portfolio, PowerShares Dynamic Media Portfolio, PowerShares Dynamic Oil & Gas Services Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Retail Portfolio, PowerShares Financial Preferred Portfolio, PowerShares Global Listed Private Equity Portfolio, PowerShares Golden Dragon China Portfolio, PowerShares International Dividend Achievers™ Portfolio, PowerShares Water Resources Portfolio, PowerShares WilderHill Clean Energy Portfolio or PowerShares WilderHill Progressive Energy Portfolio); but

—	lower than the median advisory fee of its open-end actively-managed peer funds.

The Trustees determined that the advisory fees were reasonable, noting the complexity of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser. With respect to the Funds’ net expense ratios, the Trustees noted that the net expense ratio for each Fund was:

—	higher than the median net expense ratio of its ETF peer funds (except for the net expense ratio of each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Small Core Portfolio, PowerShares Golden Dragon China Portfolio, PowerShares International Dividend Achievers Portfolio and PowerShares S&P 500® High Quality Portfolio, which was equal to or less than the median net expense ratio of its ETF peer funds); and

—

higher than the median net expense ratio of its open-end index peer funds (except for the net expense ratio of each of PowerShares Dividend Achievers™ Portfolio, PowerShares DWA Momentum Portfolio, PowerShares DWA NASDAQ Momentum Portfolio, PowerShares DWA Technology Momentum Portfolio, PowerShares DWA Utilities Momentum Portfolio, PowerShares Dynamic Large Cap Growth Portfolio, PowerShares Dynamic Networking Portfolio, PowerShares Dynamic Semiconductors Portfolio, PowerShares Dynamic Software Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio, PowerShares Fundamental Pure Small Growth Portfolio, PowerShares Fundamental Pure Small Value Portfolio, PowerShares High Yield Equity

83

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

Dividend Achievers™ Portfolio and PowerShares S&P 500® High Quality Portfolio, which was lower than the median net expense ratio of its open-end index peer funds; and there was no comparable data for PowerShares Aerospace & Defense Portfolio, PowerShares Cleantech™ Portfolio, PowerShares DWA Basic Materials Momentum Portfolio, PowerShares DWA Consumer Cyclicals Momentum Portfolio, PowerShares DWA Consumer Staples Momentum Portfolio, PowerShares DWA Energy Momentum Portfolio, PowerShares DWA Financial Momentum Portfolio, PowerShares DWA Healthcare Momentum Portfolio, PowerShares DWA Industrials Momentum Portfolio, PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Building & Construction Portfolio, PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Food & Beverage Portfolio, PowerShares Dynamic Leisure and Entertainment Portfolio, PowerShares Dynamic Media Portfolio, PowerShares Dynamic Oil & Gas Services Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Retail Portfolio, PowerShares Financial Preferred Portfolio, PowerShares Global Listed Private Equity Portfolio, PowerShares Golden Dragon China Portfolio, PowerShares International Dividend Achievers™ Portfolio, PowerShares Water Resources Portfolio, PowerShares WilderHill Clean Energy Portfolio or PowerShares WilderHill Progressive Energy Portfolio); but

—	lower than the median net expense ratio of its open-end actively-managed peer funds.

The Trustees noted that a significant component of the non-advisory fee expenses was the license fees paid by the Funds, and noted those Funds for which license fees are included in the Funds’ Expense Caps.

The Board concluded that the advisory fee and expense ratio of each Fund (giving effect to the Fund’s Expense Cap) were reasonable and appropriate in light of the services provided.

In conjunction with their review of fees, the Trustees also considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for each Fund, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its profitability, as well as any profits or losses realized by the Adviser from its relationship to each Fund. The Trustees concluded that the estimated profitability to the Adviser of the advisory services provided to any of the Funds was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale are realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size, expense ratio and expense limitation agreed to by the Adviser. The Trustees noted that, for Funds whose expenses are higher than their respective Expense Caps, any reduction in that Fund’s expenses would be enjoyed by the Adviser, but that Fund shareholders benefit from the lower expense ratio as a result of the Fund’s Expense Cap. The Trustees also noted that the Excess Expense Agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than PowerShares Dynamic Market Portfolio and PowerShares DWA NASDAQ Momentum Portfolio, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate, noting the Fund expenses the Adviser has borne as a result of the Expense Cap.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationship with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund.

84

Board Considerations Regarding Continuation of Investment Advisory Agreement

At a meeting held on April 17, 2014, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the “Adviser”) and the Trust for PowerShares NASDAQ Internet Portfolio and PowerShares S&P 500 BuyWrite Portfolio (each, a “Fund” and together, the “Funds”).

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the costs of services provided and estimated profits realized by the Adviser, (iv) the extent to which economies of scale are realized as a Fund grows, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (vi) comparisons of services rendered to and amounts paid by other registered investment companies and (vii) any benefits realized by the Adviser from its relationship with each Fund. Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd., and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s oversight of the execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds, their underlying indexes and their primary benchmarks for the one-year, three-year, five-year and since-inception (June 12, 2008 for PowerShares NASDAQ Internet Portfolio and December 20, 2007 for PowerShares S&P 500 BuyWrite Portfolio) periods ended December 31, 2013, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between each Fund and its underlying index. In reviewing the tracking error report, the Trustees considered information provided by Ibbotson Associates, a consultant to the Independent Trustees, with respect to general expected tracking error ranges and various explanations for any tracking error. The Trustees noted that for each period, the correlation and tracking error for each Fund was within the targeted range set forth in the Trust’s registration statement. The Trustees concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee, as compared to information compiled by the Adviser from Lipper Inc. databases on the expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end actively-managed funds. The Trustees noted that the annual unitary advisory fee is 0.60% for PowerShares NASDAQ Internet Portfolio and 0.75% for PowerShares S&P 500 BuyWrite Portfolio, and that the Adviser pays all other operating expenses of each Fund, except that each Fund pays its brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

The Trustees noted that the Adviser represented that it does not provide investment advisory services to any clients, other than other ETFs also overseen by the Trustees, with comparable investment strategies as the Funds. The Trustees noted that PowerShares NASDAQ Internet Portfolio’s advisory fee was higher than the median net expense ratio of its ETF peer funds, but was lower than the median net expense ratios of its open-end index peer funds and open-end actively-managed peer funds. The Trustees noted that PowerShares S&P 500 BuyWrite Portfolio’s advisory fee was lower than the median net expense ratios of its ETF peer funds, open-end index peer funds and open-end actively-managed peer funds. The Trustees noted that each Fund’s advisory fee was reasonable because of the complexity of the indexes, the distinguishing factors of the Funds and the administrative, operational and management oversight costs for the Adviser. The Trustees also noted that a portion of each Fund’s advisory fee was attributable to a license fee payable out of the unitary fee charged to that Fund. The Board concluded that the unitary advisory fee charged to each Fund was reasonable and appropriate in light of the services provided.

In conjunction with their review of the unitary advisory fee, the Trustees also considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement. The Trustees reviewed information provided by the

85

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

Adviser on its profitability, as well as any profits or losses realized by the Adviser from its relationship to each Fund. The Trustees concluded that the estimated profitability to the Adviser of the advisory services provided to each Fund was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale are realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and expense ratio. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationships with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund.

86

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invescopowershares.com.

©2014 Invesco PowerShares Capital Management LLC		P-PS-AR-4
3500 Lacey Road, Suite 700 Downers Grove, IL 60515
invescopowershares.com 800.983.0903	@PowerShares

April 30, 2014

2014 Annual Report to Shareholders

PKW	PowerShares BuyBack AchieversTM Portfolio

PFM	PowerShares Dividend AchieversTM Portfolio

PGF	PowerShares Financial Preferred Portfolio

PEY	PowerShares High Yield Equity Dividend AchieversTM Portfolio

PID	PowerShares International Dividend AchieversTM Portfolio

2

The Market Environment

Domestic Equity

The U.S. equity market rose to multiyear or all-time highs during the fiscal year ended April 30, 2014.1 Corporate earnings were resilient in the face of modest economic growth, driven by strong profitability across many sectors, and fundamentals for corporations and consumers remained relatively stable following significant recovery in prior years.

However, the fiscal year began with capital markets in the U.S. declining. In May and June 2013, equity and fixed income markets fell following then-U.S. Federal Reserve (the “Fed”) Chairman Ben Bernanke’s comments suggesting that the time was approaching to reduce, or “taper,” the size of its bond buying economic stimulus program. This sell-off was brief but broad, and few asset classes were immune. Markets stabilized in mid-summer and generally rose, with some brief interruptions, through the end of 2013. The Fed’s announcement in December that tapering of its bond purchases would begin in early 2014 had little effect on equities as the announcement was widely anticipated. After strong performance in the second half of 2013, the U.S. equity market turned volatile in the first four months of 2014 as investors worried that stocks may have risen too high, too fast in 2013. Adding to this investor uncertainty during 2014 was political upheaval in Ukraine and signs of economic sluggishness in the U.S. and China.

[1]	Source: Reuters

International Market Environment

The fiscal year ended April 30, 2014 saw strong US and European equity market returns, while emerging markets experienced volatility during the period. The period began with U.S. interest rates on 10-year treasuries rising 140 basis points over the summer of 2013.1 This spike in rates caused the U.S. Dollar to rise in value and pressure commodity sensitive emerging market economies. Despite this rise in rates European and U.S. economic fundamentals continued to improve. The U.S. Federal Reserve (the “Fed”) reassured investors that asset purchases and low Fed Funds rates would remain in place as long as needed.

During the 3rd and 4th calendar quarters of 2013, emerging market fundamentals improved and China’s government planned sweeping reforms. Spanish and Italian bond yields-which had been as high as 7% in mid-2012-continued their decline in the second half of 2013 to finish the calendar year at their lowest level since the onset of the Greek financial crisis in 2010.1 These factors caused global equity markets to finish 2013 strong despite the U.S. Federal Open Market Committee announcing that it would taper asset purchases.

Since the start of 2014, global equity markets have had to contend with multiple headwinds. In Europe, tensions between Ukraine and Russia have had those countries on the brink of war, which could potentially destabilize the region. In the U.S., growth in the housing market and weakness in retail sales has caused concern that economic growth may be slowing. In Japan, Prime Minister Abe’s decision to raise sales taxes has undermined confidence and caused the Yen to strengthen in value. Finally, China’s currencies depreciated and credit spreads have widened as fears of default and a real estate bubble pressure Chinese equities. Despite these headwinds, U.S. equities have made new all-time highs and European equities have also made multi-year highs. Emerging markets and Japan have lagged their European and U.S. counterparts.

[1]	Source: Bloomberg as of 4/30/2014

3

PKW	Manager’s Analysis
PowerShares BuyBack Achievers™ Portfolio (PKW)

As an index fund, the PowerShares Buyback AchieversTM Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ US Buyback AchieversTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

The NASDAQ OMX Group, Inc. (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to track the performance of issuers that are classified as “BuyBack AchieversTM”. In order to be eligible for inclusion in the Index, an issuer must (i) be incorporated in the United States or certain benefits-driven incorporation countries (i.e., countries that provide tax or other benefits for incorporation); (ii) trade on the NASDAQ, NYSE or NYSE MKT; (iii) have effected a net reduction in shares outstanding of 5% or more in the past 12 months; and (iv) have a minimum average daily cash volume of $500,000 in October, November and December prior to each annual reconstitution of the Underlying Index in January. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider weights the universe of companies according to a modified market capitalization, using each company’s eligible shares outstanding and the closing price at the company’s last trading day in December. No single company may exceed 5% of the Index as of either a reconstitution or rebalance date. The Index Provider will modify the index weight of companies with market capitalizations that exceed 5% of the Index to equal 5% of the Index. The Index Provider will redistribute the excess amounts from companies whose initial market capitalizations exceeded 5% of the Index among the remaining companies in proportion to their initial weights until no company exceeds 5% of the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2014, on a market price basis, the Fund returned 26.32%. On a net asset value (“NAV”) basis, the Fund returned 26.36%. During the same time period, the Index returned 27.24%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 20.44%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad U.S. market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a modified market capitalization weighting methodology and stock selection methodology based on stock buybacks, whereas the Benchmark Index weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the consumer staples sector during the fiscal year ended April 30, 2014. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to stock selection within the consumer staples sector and consumer discretionary sector, as well as a combination of stock selection within, and allocation to, the telecommunication services sector.

For the fiscal year ended April 30, 2014, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the financials and health care sectors, respectively. There were no detracting sectors.

Positions that contributed most significantly to the Fund’s return included Oracle Corp., a systems software company (portfolio average weight of 4.98%) and Time Warner Cable, Inc., a cable & satellite company (portfolio average weight of 2.19%). Positions that detracted most significantly from the Fund’s return included Iron Mountain Inc., a diversified support services company (no longer held at fiscal year-end); and General Motors Co., an automobile manufacturers company (portfolio average weight of 0.26%.

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2014
Consumer Discretionary	33.9
Information Technology	16.7
Health Care	10.9
Financials	10.7
Industrials	7.2
Telecommunication Services	6.4
Energy	6.0
Materials	5.2
Consumer Staples	2.4
Utilities	0.6
Money Market Funds Plus Other Assets Less Liabilities	0.0

4

PowerShares BuyBack Achievers™ Portfolio (PKW) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2014
Security
AT&T, Inc.	5.1
Home Depot, Inc. (The)	5.1
Oracle Corp.	5.0
Pfizer, Inc.	4.9
General Motors Co.	3.3
Halliburton Co.	3.3
Lowe’s Cos., Inc.	2.9
DIRECTV	2.4
Time Warner Cable, Inc.	2.4
Yahoo!, Inc.	2.2
Total	36.6

5

PowerShares BuyBack Achievers™ Portfolio (PKW) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of 4/30/14

	1 Year	3 Years Avg. Ann.††	3 Years Cumulative	5 Years Avg. Ann.††	5 Years Cumulative	Fund Inception†
Index						Avg. Ann.††	Cumulative
NASDAQ US BuyBack Achievers™ Index	27.24%	18.74%	67.41%	23.89%	191.82%	9.53%	95.40%
S&P 500® Index	20.44	13.83	47.48	19.14	140.02	6.14	55.08
Fund
NAV Return	26.36	17.90	63.87	23.01	181.60	8.72	85.00
Market Price Return	26.32	17.90	63.87	22.99	181.43	8.70	84.71

Fund Inception: December 20, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2015. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.71%, including estimated acquired fund fees and expenses of 0.01%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Average annualized.

6

PFM	Manager’s Analysis
PowerShares Dividend Achievers™ Portfolio (PFM)

As an index fund, the PowerShares Dividend AchieversTM Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ US Broad Dividend AchieversTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Index and that have raised their annual regular cash dividend payments for at least each of the last ten fiscal years.

NASDAQ OMX Group, Inc. (the “Index Provider”) compiles, maintains and calculates the Index. The Index is designed to track the performance of issuers that meet the requirements to be classified as “Dividend AchieversTM.” To become eligible for inclusion in the Index, an issuer must (i) be included in the NASDAQ US Benchmark Index (other than limited partnerships); (ii) for limited partnerships, trade on the NASDAQ, NYSE or NYSE MKT; (iii) have raised its annual regular dividend payments for at least each of the last ten consecutive years; and (iv) have a minimum three-month average daily trading volume of $1 million. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider calculates the total annual regular cash dividend payment for each security in the universe of issuers using the last available ex-dividend date for the previous year. The Index Provider weights the universe of issuers according to a modified market capitalization methodology. The Index Provider will rebalance the Index on a quarterly basis, using each issuer’s closing price on the last trading day in February, May, August and November. At the rebalance date, no single issuer may exceed 4% of the weight of the Index. The Index Provider will redistribute the excess amounts proportionately from larger issuers until no issuer’s weight exceeds 4% of the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2014, on a market price basis, the Fund returned 14.17%. On a net asset value (“NAV”) basis, the Fund returned 14.11%. During the same time period, the Index returned 14.75%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell 3000® Value Index (the “Benchmark Index”) returned 20.79%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,068 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of an index similar to the Index as well as to that of broad based market benchmarks. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a modified market capitalization weighting methodology and stock selection methodology based on dividend-paying stocks, whereas the Benchmark Index weights stocks based on market capitalization and focuses on lower price-to-book and lower forecasted growth values. Additionally, the Fund underperformed largely because of its stock concentrations within the consumer staples, energy, and industrials sectors.

Relative to the Benchmark Index, the Fund was most overweight in the consumer staples sector and most underweight in the telecommunication services sector during the fiscal year ended April 30, 2014. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to these sector allocations.

For the fiscal year ended April 30, 2014, the industrials sector contributed most significantly to the Fund’s return, followed by the energy and consumer staples sectors, respectively. Telecommunication services was the only detracting sector.

Positions that contributed most significantly to the Fund’s return included Johnson & Johnson, a health care company (portfolio average weight of 4.71%) and Exxon Mobil Corp., an energy company (portfolio average weight of 4.54%). Positions that detracted most significantly from the Fund’s return included International Business Machines Corp., an information technology company (portfolio average weight of 4.36%); and Target Corp., a consumer discretionary company (portfolio average weight of 0.93%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2014
Consumer Staples	23.0
Energy	16.4
Industrials	14.6
Information Technology	11.2
Health Care	8.0
Consumer Discretionary	6.9
Financials	6.2
Utilities	5.2
Materials	5.1
Telecommunication Services	3.4
Money Market Fund Plus Other Assets Less Liabilities	0.0

7

PowerShares Dividend Achievers™ Portfolio (PFM) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2014
Security
Johnson & Johnson	4.2
Chevron Corp.	4.2
Wal-Mart Stores, Inc.	4.1
Exxon Mobil Corp.	4.1
Procter & Gamble Co. (The)	4.0
International Business Machines Corp.	3.7
AT&T, Inc.	3.4
Coca-Cola Co. (The)	3.2
QUALCOMM, Inc.	2.4
Intel Corp.	2.4
Total	35.7

8

PowerShares Dividend Achievers™ Portfolio (PFM) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of 4/30/14

	1 Year	3 Years Avg. Ann.††	3 Years Cumulative	5 Years Avg. Ann.††	5 Years Cumulative	Fund Inception†
Index						Avg. Ann.††	Cumulative
NASDAQ US Broad Dividend Achievers™ Index	14.75%	13.37%	45.70%	18.17%	130.43%	6.75%	75.59%
Russell 3000® Value Index	20.79	13.91	47.82	19.49	143.62	6.78	76.04
Fund
NAV Return	14.11	12.73	43.24	17.45	123.45	6.09	66.47
Market Price Return	14.17	12.73	43.24	17.44	123.44	6.09	66.45

Fund Inception: September 15, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2015. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.58%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Average annualized.

9

PGF	Manager’s Analysis
PowerShares Financial Preferred Portfolio (PGF)

As an index fund, the PowerShares Financial Preferred Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Wells Fargo® Hybrid & Preferred Securities Financial Index (the “Index”). The Fund generally will invest at least 90% of its total assets in preferred securities of financial institutions that comprise the Index.

Wells Fargo (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index provider selects constituents for the Index to attempt to portray a cross-section of the universe of preferred securities issued by financial institutions and listed on the NYSE, NYSE MKT or NASDAQ and that meet certain criteria. The Index is composed of preferred securities with either fixed or floating rate dividends issued by financial institutions that have received an industrial sector classification of “financial” from the Bloomberg Professional Service. The Index Provider includes securities in the Index pursuant to a proprietary selection methodology based on a number of criteria including ratings, perpetual maturity, US dollar-denominated, minimum par value of shares outstanding, dividend classification and liquidity requirements. The constituents are then weighted using a modified market capitalization methodology designed to limit the concentration of the largest securities. No security may account for more than 20% of the Index. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended April 30, 2014, on a market price basis, the Fund returned 2.41%. On a net asset value (“NAV”) basis, the Fund returned 2.63%. During the same time period, the Index returned 2.55%. The Fund’s performance differed from the return of the Index primarily due to the Fund’s sampled portfolio’s performance relative to the Index.

During this same time period, the S&P U.S. Preferred Stock Index (the “Benchmark Index”) returned 4.14%. The Benchmark Index is an unmanaged index weighted by modified market capitalization based on the average performance of approximately 300 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broader preferred stock benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broader representation of the U.S. preferred stock market, which includes convertible preferred stocks.

The Fund focuses on financial sector preferred securities while the Benchmark Index is a broader representation of the preferred stock market. As such, the underperformance of the Fund compared to the Benchmark Index will reflect this difference in sector focus. In addition, the Benchmark Index contained a large weight in a convertible preferred security (not held by the Fund) which significantly outperformed the overall preferred market during the period.

For the fiscal year ended April 30, 2014, the banks industry contributed most significantly to the Fund’s return, followed by the insurance and diversified financial services, respectively. Capital markets and consumer finance were industries that both detracted equally.

Positions that contributed most significantly to the Fund’s return included HSBC Holdings PLC, a banking industry preferred security (portfolio average weight of 4.26%) and Barclays Bank PLC, a banking industry preferred security (portfolio average weight of 4.28%). Positions that detracted most significantly from the Fund’s return included BB&T Corp., a banking industry preferred security (portfolio average weight of 3.25%); and PNC Financial Services Group Inc., a banking industry preferred security (portfolio average weight of 3.86%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2014
Banks	63.2
Insurance	12.5
Capital Markets	11.6
Diversified Financial Services	8.5
Consumer Finance	4.5
Money Market Fund Plus Other Assets Less Liabilities	(0.3)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2014
Security
HSBC Holdings PLC, 8.00%, Series 2	7.9
Barclays Bank PLC, 8.13%, Series 5	4.3
ING Groep NV, 7.38%	4.1
HSBC Holdings PLC, 8.13%	3.7
Wells Fargo & Co., 8.00%, Series J	3.6
PNC Financial Services Group, Inc. (The), 6.13%, Series P	3.1
BB&T Corp., 5.63%, Series E	3.0
ING Groep NV, 6.38%	2.4
Royal Bank of Scotland Group PLC, 7.25%, Series T	2.4
Wells Fargo & Co., 5.85%	2.3
Total	36.8

10

PowerShares Financial Preferred Portfolio (PGF) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of 4/30/14

	1 Year	3 Years Avg. Ann.††	3 Years Cumulative	5 Years Avg. Ann.††	5 Years Cumulative	Fund Inception†
Index						Avg. Ann.††	Cumulative
Wells Fargo® Hybrid & Preferred Securities Financial Index	2.55%	6.85%	21.98%	19.09%	139.54%	4.20%	35.68%
S&P U.S. Preferred Stock Index	4.14	6.77	21.72	17.23	121.41	4.60	39.57
Fund
NAV Return	2.63	6.25	19.96	17.59	124.81	3.10	25.43
Market Price Return	2.41	6.20	19.77	17.57	124.66	2.99	24.41

Fund Inception: December 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2015. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.64%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Average annualized.

11

PEY	Manager’s Analysis
PowerShares High Yield Equity Dividend Achievers™ Portfolio (PEY)

As an index fund, the PowerShares High Yield Equity Dividend AchieversTM Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ US Dividend AchieversTM 50 Index (the “Index”). The Fund generally will invest at least 90% of its total assets in dividend-paying common stocks of companies that have a consistent record of dividend increases and that comprise the Index.

The NASDAQ OMX Group, Inc. (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider includes common stocks in the Index, principally on the basis of dividend yield and consistent growth in dividends. To become eligible for inclusion in the Index, an issuer must be included in the NASDAQ US Broad Dividend Achievers TM Index, experienced growth in dividends consistently over the last ten or more calendar or fiscal years, and must have a minimum market capitalization of $1 billion. The company must also be incorporated in the United States, and cannot be a real estate investment trust or limited partnership. Companies are ranked according to yield, using the annualized current dividend and closing price. The top 50 yielding companies within the above universe are included in the Index and weighted according to a dividend yield weighted methodology. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2014, on a market price basis, the Fund returned 18.72%. On a net asset value (“NAV”) basis, the Fund returned 18.61%. During the same time period, the Index returned 19.21%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Dow Jones U.S. Select Dividend Index (the “Benchmark Index”) returned 18.47%. The Benchmark Index is an unmanaged index weighted by indicated dividend yield based on the average performance of approximately 100 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a similar dividend-weighted index.

The performance of the Fund differed from the Benchmark Index in part because the selection methodology of the Benchmark Index differs from the selection methodology of the Index that the Fund tracks.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the industrials sector during the fiscal year ended April 30, 2014. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to stock selection within the financials sector as well as stock selection within the consumer staples sector.

For the fiscal year ended April 30, 2014, the regional banks sub-industry contributed most significantly to the Fund’s return, followed by the office services & supplies and tobacco sub-industries, respectively. The diversified support services sub-industry detracted most significantly from the Fund’s return, followed by the commercial printing sub-industry.

Positions that contributed most significantly to the Fund’s return included Pitney Bowes Inc., an office services & supplies company (no longer held at fiscal year-end) and Vector Group Ltd., a tobacco company (portfolio average weight of 4.69%). Positions that detracted most significantly from the Fund’s return included WGL Holdings, Inc., a gas utilities company (portfolio average weight of 1.86%); and South Jersey Industries, Inc., a gas utilities company (no longer held at fiscal year-end).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2014
Gas Utilities	10.1
Insurance	9.9
Tobacco	8.9
Multi-Utilities	8.4
Electric Utilities	6.8
Commercial Services & Supplies	6.5
Oil, Gas & Consumable Fuels	6.3
Banks	5.4
Semiconductors & Semiconductor Equipment	5.4
Household Products	5.0
Diversified Telecommunication Services	3.3
Hotels, Restaurants & Leisure	3.2
Thrifts & Mortgage Finance	2.4
Household Durables	2.0
Media	1.8
Food & Staples Retailing	1.7
Pharmaceuticals	1.7
Beverages	1.7
Food Products	1.6
Technology Hardware, Storage & Peripherals	1.6
Aerospace & Defense	1.6
Metals & Mining	1.6
Containers & Packaging	1.6
Leisure Products	1.5
Money Market Funds Plus Other Assets Less Liabilities	0.0

12

PowerShares High Yield Equity Dividend Achievers™ Portfolio (PEY) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2014
Security
Vector Group Ltd.	4.2
AT&T, Inc.	3.3
Old Republic International Corp.	3.2
Mercury General Corp.	3.0
Altria Group, Inc.	3.0
Southern Co. (The)	2.5
People’s United Financial, Inc.	2.4
ConocoPhillips	2.4
PPL Corp.	2.3
AGL Resources, Inc.	2.2
Total	28.5

13

PowerShares High Yield Equity Dividend Achievers™ Portfolio (PEY) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of 4/30/14

	1 Year	3 Years Avg. Ann.††	3 Years Cumulative	5 Years Avg. Ann.††	5 Years Cumulative	Fund Inception†
Index						Avg. Ann.††	Cumulative
NASDAQ US Dividend Achievers™ 50 Index	19.21%	15.88%	55.60%	20.57%	154.84%	2.74%	28.88%
Dow Jones U.S. Select Dividend Index	18.47	16.12	56.57	21.28	162.38	6.94	87.85
Fund
NAV Return	18.61	15.24	53.03	19.88	147.61	2.30	23.83
Market Price Return	18.72	15.23	53.02	19.88	147.60	2.31	23.91

Fund Inception: December 9, 2004

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2015. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.57%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Average annualized.

14

PID	Manager’s Analysis
PowerShares International Dividend Achievers™ Portfolio (PID)

As an index fund, the PowerShares International Dividend AchieversTM Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ International Dividend AchieversTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

NASDAQ OMX Group, Inc. (the “Index Provider”) compiles, maintains and calculates the Index. The Index is designed to track the performance of dividend paying American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) that are listed on the London Stock Exchange (“LSE”) and the London International Exchange, in addition to ADRs and non-US common or ordinary stock trading on the NYSE, NYSE MKT, or NASDAQ. In order to become eligible for inclusion in the Index, an issuer must (i) be listed on NASDAQ, NYSE or NYSE MKT; (ii) be incorporated outside of the U.S.; (iii) have raised its annual regular cash dividend payments for at least each of the last five consecutive years; and (iv) have a minimum three-month average daily trading volume of $1 million. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider calculates the total annual regular dividend payment using the last available ex-dividend date for the previous calendar or fiscal year. The Index Provider will rebalance the Index on a quarterly basis using a dividend yield weighted methodology that incorporates the trailing 12-month dividend yield of each issuer as compared to the dividend yield of all issuers in the Index as of the last trading day in February, May, August and November. At the rebalance date, no single issuer may exceed 4% of the Index, and the Index Provider will redistribute the excess amounts proportionately from larger issuers until no issuer’s weight exceeds 4% of the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2014, on a market price basis, the Fund returned 11.35%. On a net asset value (“NAV”) basis, the Fund returned 11.50%. During the same time period, the Index returned 11.86%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the MSCI EAFE® Index (the “Benchmark Index”) returned 13.35%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 906 securities. The Fund provided this new comparative benchmark to replace the MSCI EAFE® Value Index, the Fund’s previous benchmark index, because it is a better representation of the international securities held by the Fund. The Fund also provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of other indices similar to the Index, as well as to that of broad-based market benchmarks. The Benchmark Index also was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall international developed equity markets.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks the Index, which employs a dividend yield weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the oil gas & consumable fuels industry and most underweight in the banks industry during the fiscal year ended April 30, 2014. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the selection of stocks within these industries, as well as the allocation to these industries.

For the fiscal year ended April 30, 2014, the health care sector contributed most significantly to the Fund’s return, followed by the energy and financials sectors, respectively. Utilities was the only detracting sector.

Positions that contributed most significantly to the Fund’s return included Vodafone Group PLC ADR, a wireless telecommunication services company (portfolio average weight of 3.02%) and AstraZeneca PLC ADR, a pharmaceuticals company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Empresa Nacional de Electricidad S.A. ADR, an independent power producers & energy traders company (no longer held at fiscal year-end); and LukOil OAO ADR, an integrated oil & gas company (portfolio average weight of 3.29%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2014
Energy	22.7
Telecommunication Services	14.9
Financials	13.5
Health Care	10.2
Consumer Staples	10.0
Industrials	9.9
Consumer Discretionary	8.5
Materials	6.0
Utilities	2.5
Information Technology	1.8
Money Market Fund Plus Other Assets Less Liabilities	0.0

15

PowerShares International Dividend Achievers™ Portfolio (PID) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2014
Security
Navios Maritime Partners LP	4.3
Teekay Offshore Partners LP	3.4
Teekay LNG Partners LP	3.4
Textainer Group Holdings Ltd.	2.8
LUKOIL OAO ADR	2.7
BCE, Inc.	2.6
Statoil ASA ADR	2.5
Brookfield Infrastructure Partners LP	2.5
China Mobile Ltd. ADR	2.3
Pearson PLC ADR	2.3
Total	28.8

16

PowerShares International Dividend Achievers™ Portfolio (PID) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of 4/30/14

	1 Year	3 Years Avg. Ann.††	3 Years Cumulative	5 Years Avg. Ann.††	5 Years Cumulative	Fund Inception†
Index						Avg. Ann.††	Cumulative
NASDAQ International Dividend Achievers™ Index	11.86%	7.37%	23.78%	17.36%	122.60%	6.54%	72.71%
MSCI EAFE® Index—NR	13.35	5.66	17.97	13.58	89.01	5.16	54.29
MSCI EAFE® Value Index—NR	15.62	5.90	18.78	12.96	83.89	4.72	48.86
Fund
NAV Return	11.50	6.66	21.35	16.62	115.72	5.81	62.69
Market Price Return	11.35	6.61	21.18	16.62	115.69	5.82	62.84

Fund Inception: September 15, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2015. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.56%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Average annualized.

NR—Net Return, and is total return net of withholding taxes

17

Schedule of Investment(a)

PowerShares BuyBack Achievers™ Portfolio (PKW)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—33.9%
81,832	ANN, Inc.(b)	$3,206,996
58,828	AutoZone, Inc.(b)	31,407,681
69,242	Bally Technologies, Inc.(b)	4,508,347
140,182	bebe Stores, Inc.	707,919
376,995	Bed Bath & Beyond, Inc.(b)	23,422,699
28,361	Blyth, Inc.(c)	265,743
43,711	Bob Evans Farms, Inc.	2,048,735
118,875	Brinker International, Inc.	5,841,517
94,987	Carter’s, Inc.	6,996,742
981,428	CBS Corp., Class B- Non Voting, Class B	56,687,281
38,971	Children’s Place Retail Stores, Inc. (The)	1,870,608
70,555	Dillard’s, Inc., Class A	6,909,451
902,889	DIRECTV(b)	70,064,186
365,128	Dollar Tree, Inc.(b)	19,012,215
95,631	Fossil Group, Inc.(b)	10,199,046
791,432	Gap, Inc. (The)	31,103,278
2,814,775	General Motors Co.	97,053,442
52,217	hhgregg, Inc.(b)(c)	450,111
1,848,653	Home Depot, Inc. (The)	146,986,400
85,949	Iconix Brand Group, Inc.(b)	3,652,832
436,791	International Game Technology	5,481,727
369,258	Kohl’s Corp.	20,231,646
143,064	Lear Corp.	11,882,896
830,568	Liberty Interactive Corp., Class A(b)	24,136,306
1,803,779	Lowe’s Cos., Inc.	82,811,494
653,366	Macy’s, Inc.	37,522,809
32,421	Marcus Corp. (The)	542,403
521,995	Marriott International, Inc., Class A	30,239,170
54,222	Martha Stewart Living Omnimedia, Inc., Class A(b)	212,008
84,286	Men’s Wearhouse, Inc. (The)	3,993,471
11,112	NACCO Industries, Inc., Class A	595,492
7,954	NVR, Inc.(b)	8,566,458
188,382	O’Reilly Automotive, Inc.(b)	28,029,358
36,104	Outerwall, Inc.(b)(c)	2,503,812
46,644	Panera Bread Co., Class A(b)	7,135,133
74,116	Papa John’s International, Inc.	3,250,728
93,441	Rent-A-Center, Inc.	2,729,412
288,166	Sally Beauty Holdings, Inc.(b)	7,898,630
167,810	Six Flags Entertainment Corp.	6,735,893
97,287	Smith & Wesson Holding Corp.(b)(c)	1,493,355
71,643	Sonic Automotive, Inc., Class A	1,743,791
19,198	Strayer Education, Inc.(b)(c)	818,411
491,237	Time Warner Cable, Inc.	69,490,386
196,102	TRW Automotive Holdings Corp.(b)	15,756,796
89,285	Tupperware Brands Corp.	7,581,189
684,967	Viacom, Inc., Class B	58,208,496
85,686	Visteon Corp.(b)	7,438,402
149,897	Wet Seal, Inc. (The), Class A(b)(c)	169,384
226,880	Wyndham Worldwide Corp.	16,185,619

		985,779,904

	Consumer Staples—2.4%
448,746	Coca-Cola Enterprises, Inc.	20,391,018
179,391	Herbalife Ltd.(c)	10,759,872
23,831	Ingles Markets, Inc., Class A	547,875

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Staples (continued)
641,297	Lorillard, Inc.	$38,105,868

		69,804,633

	Energy—6.0%
630,280	Denbury Resources, Inc.	10,601,310
1,506,489	Halliburton Co.	95,014,261
518,511	Marathon Petroleum Corp.	48,195,597
231,945	Tesoro Corp.	13,056,184
141,164	Western Refining, Inc.(c)	6,140,634

		173,007,986

	Financials—10.7%
170,022	AllianceBernstein Holding LP (France)	4,323,659
791,605	Allstate Corp. (The)	45,081,905
477,695	American Capital Ltd.(b)	7,160,648
337,454	Ameriprise Financial, Inc.	37,669,990
115,370	Aspen Insurance Holdings Ltd.	5,281,639
285,818	Associated Banc-Corp.	5,016,106
127,105	Assurant, Inc.	8,568,148
323,010	Assured Guaranty Ltd.	7,723,169
40,629	Credit Acceptance Corp.(b)	5,343,526
68,299	DFC Global Corp.(b)	636,547
831,381	Discover Financial Services	46,474,198
33,419	eHealth, Inc.(b)	1,399,922
83,878	Everest Re Group Ltd.	13,255,240
18,543	FBR & Co.(b)	478,409
15,202	First Citizens BancShares, Inc., Class A	3,418,778
166,798	First Commonwealth Financial Corp.	1,432,795
32,562	First Community Bancshares, Inc.	482,243
361,804	Fortress Investment Group LLC, Class A	2,586,899
210,878	Legg Mason, Inc.	9,888,069
177,979	LPL Financial Holdings, Inc.	8,427,306
83,493	Montpelier Re Holdings Ltd. (Bermuda)	2,553,216
40,045	MVC Capital, Inc.	522,187
549,277	People’s United Financial, Inc.	7,843,676
28,798	Piper Jaffray Cos.(b)	1,263,080
48,577	Platinum Underwriters Holdings Ltd.	3,046,264
73,771	RenaissanceRe Holdings Ltd.	7,466,363
45,996	Rockville Financial, Inc.(b)	605,307
759,025	SLM Corp.—when issued.	6,983,469
764,224	State Street Corp.	49,338,301
61,324	Universal Insurance Holdings, Inc.	897,170
459,361	Unum Group	15,259,972
19,362	World Acceptance Corp.(b)(c)	1,405,681

		311,833,882

	Health Care—10.9%
137,358	C.R. Bard, Inc.	18,863,374
31,387	Chemed Corp.(c)	2,613,595
37,048	Corvel Corp.(b)	1,687,166
185,997	Edwards Lifesciences Corp.(b)	15,153,176
156,892	HealthSouth Corp.	5,434,739
91,190	IDEXX Laboratories, Inc.(b)	11,530,064
151,027	Laboratory Corp. of America Holdings(b)	14,906,365
658,484	Mylan, Inc.(b)	33,437,818
129,204	Myriad Genetics, Inc.(b)(c)	5,453,701

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

PowerShares BuyBack Achievers™ Portfolio (PKW) (continued)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
176,670	Omnicare, Inc.	$10,471,231
4,554,293	Pfizer, Inc.	142,458,285
33,469	PhotoMedex, Inc.(b)(c)	505,717
255,501	Quest Diagnostics, Inc.	14,290,171
502,660	St. Jude Medical, Inc.	31,903,830
23,936	SurModics, Inc.(b)	520,847
172,756	Tenet Healthcare Corp.(b)	7,787,840

		317,017,919

	Industrials—7.2%
324,556	ADT Corp. (The)(c)	9,814,573
175,393	AECOM Technology Corp.(b)	5,686,241
13,922	American Science & Engineering, Inc.	935,558
96,816	Armstrong World Industries, Inc.(b)	5,088,649
44,332	Atlas Air Worldwide Holdings, Inc.(b)	1,551,177
195,645	Babcock & Wilcox Co. (The)	6,806,490
260,854	C.H. Robinson Worldwide, Inc.	15,364,301
88,184	CBIZ, Inc.(b)	755,737
65,533	Dun & Bradstreet Corp. (The)	7,258,435
243,602	Flowserve Corp.	17,795,126
29,568	Franklin Covey Co.(b)	599,343
60,170	Kforce, Inc.	1,391,130
153,121	L-3 Communications Holdings, Inc.	17,665,570
383,741	Northrop Grumman Corp.	46,628,369
148,960	Oshkosh Corp.	8,268,770
83,499	PGT, Inc.(b)	830,815
56,420	Pike Corp.(b)	541,632
1,242,900	Southwest Airlines Co.	30,040,893
78,703	SPX Corp.	8,015,114
275,744	Stanley Black & Decker, Inc.	23,683,652

		208,721,575

	Information Technology—16.7%
1,261,277	Activision Blizzard, Inc.	25,238,153
100,289	ADTRAN, Inc.	2,249,482
140,675	AOL, Inc.(b)	6,022,297
257,953	Computer Sciences Corp.	15,265,659
27,136	Comtech Telecommunications Corp.	861,568
179,607	Convergys Corp.	3,868,735
119,555	Conversant, Inc.(b)	2,921,924
95,913	Dice Holdings, Inc.(b)	733,734
58,581	Digital River, Inc.(b)	895,704
74,558	DST Systems, Inc.	6,873,502
249,430	FLIR Systems, Inc.	8,490,597
33,657	Forrester Research, Inc.	1,192,468
127,339	Global Payments, Inc.	8,510,065
174,482	Harmonic, Inc.(b)	1,226,608
189,090	Harris Corp.	13,901,897
83,568	Higher One Holdings, Inc.(b)	500,572
135,317	IAC/InterActiveCorp.	8,968,811
287,380	Lam Research Corp.(b)	16,555,962
891,287	Marvell Technology Group Ltd.	14,135,812
133,230	MICROS Systems, Inc.(b)	6,861,345
170,181	Monster Worldwide, Inc.(b)	1,172,547
449,866	Motorola Solutions, Inc.	28,602,480
108,333	NeuStar, Inc., Class A(b)	2,786,325
981,303	NVIDIA Corp.	18,124,666

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
3,575,749	Oracle Corp.	$146,176,619
90,918	Progress Software Corp.(b)	1,951,100
153,959	QLogic Corp.(b)	1,782,845
399,269	SanDisk Corp.	33,925,887
137,421	Silicon Image, Inc.(b)	770,932
68,442	Telenav, Inc.(b)	419,549
88,504	TeleTech Holdings, Inc.(b)	2,135,602
249,074	Vantiv, Inc., Class A(b)	7,659,026
236,655	Verisign, Inc.(b)	11,165,383
70,290	WebMD Health Corp.(b)(c)	3,099,086
954,060	Western Union Co. (The)	15,140,932
1,787,164	Yahoo!, Inc.(b)	64,248,546

		484,436,420

	Materials—5.2%
130,952	Airgas, Inc.	13,914,959
140,824	Albemarle Corp.	9,440,841
248,987	Ball Corp.	13,990,580
107,317	CF Industries Holdings, Inc.	26,310,909
37,026	Clearwater Paper Corp.(b)	2,273,026
63,327	Cytec Industries, Inc.	6,036,330
574,975	Graphic Packaging Holding Co.(b)	5,899,243
245,529	PPG Industries, Inc.	47,539,325
131,192	Rockwood Holdings, Inc.	9,321,192
112,279	Silgan Holdings, Inc.	5,585,880
149,804	Valspar Corp. (The)	10,941,684

		151,253,969

	Telecommunication Services—6.4%
4,171,197	AT&T, Inc.	148,911,733
1,023,290	CenturyLink, Inc.	35,723,054
374,503	Vonage Holdings Corp.(b)	1,438,091

		186,072,878

	Utilities—0.6%
749,444	Calpine Corp.(b)	17,184,751

	Total Common Stocks and Other Equity Interests (Cost $2,679,312,477)	2,905,113,917

	Money Market Fund—0.0%
974,843	Invesco Premier Portfolio—Institutional Class(d) (Cost $974,843)	974,843

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $2,680,287,320)—100.0%	2,906,088,760

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

PowerShares BuyBack Achievers™ Portfolio (PKW) (continued)

April 30, 2014

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—1.2%
34,555,549	Invesco Liquid Assets Portfolio—Institutional Class(d)(e) (Cost $34,555,549)	$34,555,549

	Total Investments (Cost $2,714,842,869)—101.2%	2,940,644,309
	Other assets less liabilities—(1.2)%	(35,523,770)

	Net Assets—100.0%	$2,905,120,539

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2014.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2G. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of April 30, 2014.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
Brown Brothers Harriman	$34,016,807	$(34,016,807)	$—

*	Amount does not include excess collateral received, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Schedule of Investment(a)

PowerShares Dividend Achievers™ Portfolio (PFM)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—6.9%
4,558	Aaron’s, Inc.	$134,324
1,508	Cracker Barrel Old Country Store, Inc.	142,868
7,204	Family Dollar Stores, Inc.	423,235
9,735	Genuine Parts Co.	848,113
8,292	Hasbro, Inc.	458,216
3,133	John Wiley & Sons, Inc., Class A	180,022
8,796	Leggett & Platt, Inc.	289,037
65,286	Lowe’s Cos., Inc.	2,997,280
1,731	Matthews International Corp., Class A	69,846
62,696	McDonald’s Corp.	6,356,121
2,303	Meredith Corp.	101,493
44,803	NIKE, Inc., Class B	3,268,379
4,162	Polaris Industries, Inc.	559,081
13,610	Ross Stores, Inc.	926,569
40,129	Target Corp.	2,477,966
8,109	Tiffany & Co.	709,456
45,088	TJX Cos., Inc. (The)	2,623,220
27,929	VF Corp.	1,706,183

		24,271,409

	Consumer Staples—23.0%
126,210	Altria Group, Inc.	5,062,283
1,786	Andersons, Inc. (The)	111,250
41,754	Archer-Daniels-Midland Co.	1,825,902
8,152	Brown-Forman Corp., Class B	731,398
9,341	Bunge Ltd.	744,011
2,437	Casey’s General Stores, Inc.	167,324
8,688	Church & Dwight Co., Inc.	599,559
8,227	Clorox Co. (The)	746,189
279,098	Coca-Cola Co. (The)	11,384,407
58,193	Colgate-Palmolive Co.	3,916,389
74,892	CVS Caremark Corp.	5,446,146
13,210	Flowers Foods, Inc.	271,069
39,602	General Mills, Inc.	2,099,698
16,697	Hormel Foods Corp.	796,280
6,566	J.M. Smucker Co. (The)	634,801
24,025	Kimberly-Clark Corp.	2,696,806
1,728	Lancaster Colony Corp.	163,953
7,536	McCormick & Co., Inc.	536,563
3,767	Nu Skin Enterprises, Inc., Class A	327,729
96,439	PepsiCo, Inc.	8,283,146
171,594	Procter & Gamble Co. (The)	14,165,085
37,112	Sysco Corp.	1,351,990
2,401	Tootsie Roll Industries, Inc.	67,684
1,470	Universal Corp.	80,218
5,983	Vector Group Ltd.	127,438
60,169	Walgreen Co.	4,085,475
180,715	Wal-Mart Stores, Inc.	14,404,793

		80,827,586

	Energy—16.4%
2,345	Alliance Resource Partners LP	218,390
7,296	Buckeye Partners LP	556,028
1,463	CARBO Ceramics, Inc.	204,688
117,047	Chevron Corp.	14,691,739
77,655	ConocoPhillips	5,770,543

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Energy (continued)
4,603	Energen Corp.	$358,620
58,585	Enterprise Products Partners LP	4,284,321
34,617	EOG Resources, Inc.	3,392,466
140,207	Exxon Mobil Corp.	14,358,599
5,614	Genesis Energy LP	311,128
6,810	Helmerich & Payne, Inc.	739,906
20,257	Kinder Morgan Energy Partners LP	1,526,973
14,379	Magellan Midstream Partners LP	1,067,065
11,600	Murphy Oil Corp.	735,788
50,413	Occidental Petroleum Corp.	4,827,045
13,160	ONEOK, Inc.	831,975
22,791	Plains All American Pipeline LP	1,271,738
6,584	Sunoco Logistics Partners LP	598,881
3,947	TC Pipelines LP	209,349
43,400	Williams Cos., Inc. (The)	1,830,178

		57,785,420

	Financials—6.2%
1,537	1st Source Corp.	45,326
21,347	ACE Ltd.	2,184,225
28,905	Aflac, Inc.	1,812,922
4,519	American Equity Investment Life Holding Co.	105,383
7,096	Axis Capital Holdings Ltd.	324,642
971	BancFirst Corp.	56,522
2,336	Bank of the Ozarks, Inc.	139,926
9,210	Brown & Brown, Inc.	274,274
15,580	Chubb Corp. (The)	1,434,606
10,354	Cincinnati Financial Corp.	504,654
6,077	Commerce Bancshares, Inc.	264,228
2,560	Community Bank System, Inc.	95,206
1,002	Community Trust Bancorp, Inc.	36,944
3,847	Cullen/Frost Bankers, Inc.	293,949
7,677	Eaton Vance Corp.	276,909
2,938	Erie Indemnity Co., Class A	210,508
3,940	Essex Property Trust, Inc. REIT	682,644
4,232	Federal Realty Investment Trust REIT	497,429
40,000	Franklin Resources, Inc.	2,094,000
6,320	HCC Insurance Holdings, Inc.	290,341
28,950	HCP, Inc. REIT	1,211,847
18,362	Health Care REIT, Inc. REIT	1,158,459
728	Infinity Property & Casualty Corp.	46,716
17,161	McGraw-Hill Financial, Inc.	1,268,713
3,481	Mercury General Corp.	166,601
2,093	National Health Investors, Inc. REIT	129,117
7,725	National Retail Properties, Inc. REIT	263,654
16,334	Old Republic International Corp.	270,491
7,867	OMEGA Healthcare Investors, Inc. REIT	273,614
3,270	PartnerRe Ltd.	344,658
18,928	People’s United Financial, Inc.	270,292
4,193	Prosperity Bancshares, Inc.	247,387
13,146	Realty Income Corp. REIT	571,194
2,638	RenaissanceRe Holdings Ltd.	266,992
2,722	RLI Corp.	117,209
10,733	SEI Investments Co.	347,535
11,916	Senior Housing Properties Trust REIT	279,668
1,190	Southside Bancshares, Inc.	32,820
2,768	StanCorp Financial Group, Inc.	169,125

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

PowerShares Dividend Achievers™ Portfolio (PFM) (continued)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
16,606	T. Rowe Price Group, Inc.	$1,363,851
5,985	Tanger Factory Outlet Centers, Inc. REIT	213,545
934	Tompkins Financial Corp.	44,029
2,865	UMB Financial Corp.	168,204
4,353	United Bankshares, Inc.	127,325
814	Universal Health Realty Income Trust REIT	34,538
1,495	Urstadt Biddle Properties, Inc., Class A REIT	30,513
8,140	W.R. Berkley Corp.	360,114
1,672	Westamerica Bancorp.	84,971
523	Westwood Holdings Group, Inc.	30,423
6,267	WP Carey, Inc. REIT	385,295

		21,903,538

	Health Care—8.0%
97,787	Abbott Laboratories	3,788,268
12,245	Becton, Dickinson and Co.	1,384,052
4,913	C.R. Bard, Inc.	674,702
21,749	Cardinal Health, Inc.	1,511,773
146,527	Johnson & Johnson	14,841,720
63,228	Medtronic, Inc.	3,719,071
3,996	Owens & Minor, Inc.	134,026
23,961	Stryker Corp.	1,862,968
4,454	West Pharmaceutical Services, Inc.	193,215

		28,109,795

	Industrials—14.6%
41,973	3M Co.	5,838,025
4,941	A.O. Smith Corp.	231,041
3,533	ABM Industries, Inc.	95,709
3,092	Brady Corp., Class A	79,743
9,602	C.H. Robinson Worldwide, Inc.	565,558
4,043	Carlisle Cos., Inc.	332,537
40,393	Caterpillar, Inc.	4,257,422
7,590	Cintas Corp.	447,279
3,192	CLARCOR, Inc.	184,370
23,440	Deere & Co.	2,187,890
9,201	Donaldson Co., Inc.	387,270
10,766	Dover Corp.	930,182
44,513	Emerson Electric Co.	3,034,896
12,833	Expeditors International of Washington, Inc.	529,233
18,793	Fastenal Co.	941,153
19,794	FedEx Corp.	2,696,933
3,020	Franklin Electric Co., Inc.	116,783
21,700	General Dynamics Corp.	2,375,065
1,662	Gorman-Rupp Co. (The)	51,605
3,854	Graco, Inc.	279,415
4,440	Healthcare Services Group, Inc.	129,204
26,937	Illinois Tool Works, Inc.	2,295,841
5,788	ITT Corp.	249,694
5,130	Lincoln Electric Holdings, Inc.	342,735
818	Lindsay Corp.	72,090
20,373	Lockheed Martin Corp.	3,344,024
1,631	McGrath RentCorp	51,507
2,357	MSA Safety, Inc.	124,332
3,039	MSC Industrial Direct Co., Inc., Class A	276,731
4,075	Nordson Corp.	302,976
19,639	Norfolk Southern Corp.	1,856,475

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
13,746	Northrop Grumman Corp.	$1,670,277
9,444	Parker Hannifin Corp.	1,198,255
12,498	Pentair Ltd.	928,476
2,306	Raven Industries, Inc.	71,255
22,836	Republic Services, Inc.	801,315
9,251	Rollins, Inc.	278,270
6,304	Roper Industries, Inc.	875,941
9,854	Stanley Black & Decker, Inc.	846,360
1,171	Tennant Co.	74,698
3,597	Toro Co. (The)	228,553
57,969	United Technologies Corp.	6,859,472
1,699	Valmont Industries, Inc.	252,998
4,357	W.W. Grainger, Inc.	1,108,421
29,435	Waste Management, Inc.	1,308,386

		51,110,395

	Information Technology—11.2%
19,791	Analog Devices, Inc.	1,015,080
30,549	Automatic Data Processing, Inc.	2,381,600
912	Badger Meter, Inc.	45,190
729	Cass Information Systems, Inc.	36,822
4,043	Diebold, Inc.	152,057
2,709	FactSet Research Systems, Inc.	288,508
6,763	Harris Corp.	497,216
314,939	Intel Corp.	8,405,722
65,965	International Business Machines Corp.	12,960,144
5,413	Jack Henry & Associates, Inc.	298,581
14,940	Linear Technology Corp.	664,830
17,862	Maxim Integrated Products, Inc.	579,443
218	Mesa Laboratories, Inc.	18,683
12,610	Microchip Technology, Inc.	599,479
107,117	QUALCOMM, Inc.	8,431,179
68,657	Texas Instruments, Inc.	3,120,461

		39,494,995

	Materials—5.1%
13,425	Air Products & Chemicals, Inc.	1,577,706
4,684	Airgas, Inc.	497,722
5,034	Albemarle Corp.	337,479
4,150	AptarGroup, Inc.	279,793
6,440	Bemis Co., Inc.	259,146
19,072	Ecolab, Inc.	1,995,694
3,170	H.B. Fuller Co.	146,866
5,147	International Flavors & Fragrances, Inc.	507,082
33,242	Monsanto Co.	3,679,889
20,161	Nucor Corp.	1,043,332
8,784	PPG Industries, Inc.	1,700,758
18,637	Praxair, Inc.	2,433,060
4,081	Royal Gold, Inc.	270,162
8,433	RPM International, Inc.	359,752
6,351	Sherwin-Williams Co. (The)	1,269,184
7,564	Sigma-Aldrich Corp.	727,732
6,456	Sonoco Products Co.	271,669
1,415	Stepan Co.	81,830
5,408	Valspar Corp. (The)	395,000

		17,833,856

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

PowerShares Dividend Achievers™ Portfolio (PFM) (continued)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Telecommunication Services—3.4%
329,841	AT&T, Inc.	$11,775,324
998	Atlantic Tele-Network, Inc.	59,052
6,434	Telephone & Data Systems, Inc.	174,940

		12,009,316

	Utilities—5.2%
7,529	AGL Resources, Inc.	406,566
7,026	Alliant Energy Corp.	410,880
2,454	American States Water Co.	74,503
11,190	Aqua America, Inc.	280,757
6,267	Atmos Energy Corp.	319,868
3,807	Avista Corp.	122,395
2,818	Black Hills Corp.	162,739
3,023	California Water Service Group	68,018
610	Chesapeake Utilities Corp.	38,589
698	Connecticut Water Service, Inc.	22,685
18,548	Consolidated Edison, Inc.	1,076,340
36,820	Dominion Resources, Inc.	2,670,923
2,074	Laclede Group, Inc. (The)	98,328
11,992	MDU Resources Group, Inc.	424,757
2,195	MGE Energy, Inc.	83,893
5,305	National Fuel Gas Co.	390,660
2,668	New Jersey Resources Corp.	132,680
27,567	NextEra Energy, Inc.	2,752,565
19,975	Northeast Utilities	944,019
1,716	Northwest Natural Gas Co.	75,967
4,926	Piedmont Natural Gas Co., Inc.	176,302
39,940	PPL Corp.	1,331,600
11,089	Questar Corp.	269,241
8,938	SCANA Corp.	479,792
2,073	South Jersey Industries, Inc.	119,094
56,227	Southern Co. (The)	2,576,883
7,267	UGI Corp.	339,296
5,219	Vectren Corp.	211,735
8,156	Westar Energy, Inc.	292,637
3,284	WGL Holdings, Inc.	130,670
14,308	Wisconsin Energy Corp.	693,652
31,554	Xcel Energy, Inc.	1,005,626

		18,183,660

	Total Common Stocks and Other Equity Interests (Cost $276,926,901)	351,529,970

	Money Market Fund—0.0%
6,276	Invesco Premier Portfolio—Institutional Class(b) (Cost $6,276)	6,276

	Total Investments (Cost $276,933,177)—100.0%	351,536,246
	Other assets less liabilities—0.0%	20,715

	Net Assets—100.0%	$351,556,961

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Schedule of Investment(a)

PowerShares Financial Preferred Portfolio (PGF)

April 30, 2014

Number of Shares		Value
	Preferred Stocks—100.3%
	Banks—63.2%
564,730	Bank of America Corp., 6.20%, Series D(b)	$14,084,366
77,532	Bank of America Corp., 6.38%, Series 3	1,954,582
20,129	Bank of America Corp., 7.25%, Series L	22,911,834
751,262	Barclays Bank PLC, 6.63%, Series 2 (United Kingdom)	19,089,567
831,869	Barclays Bank PLC, 7.10%, Series 3 (United Kingdom)	21,354,077
613,646	Barclays Bank PLC, 7.75%, Series 4 (United Kingdom)	15,905,704
2,363,789	Barclays Bank PLC, 8.13%, Series 5 (United Kingdom)(b)	61,245,773
120,283	BB&T Corp., 5.20%, Series G(b)	2,646,226
1,819,496	BB&T Corp., 5.63%, Series E	42,485,232
395,237	BB&T Corp., 5.85%	9,687,259
694,621	Citigroup, Inc., 5.80%, Series C(b)	16,302,755
1,047,982	Citigroup, Inc., 6.88%, Series K	28,117,357
816,540	Citigroup, Inc., 7.13%, Series J	22,169,061
380,777	Fifth Third Bancorp, 6.63%, Series I	10,113,437
313,565	First Niagara Financial Group, Inc., 8.63%, Series B	9,102,792
490,127	HSBC Finance Corp., 6.36%, Series B (United Kingdom)	12,248,274
4,180,073	HSBC Holdings PLC, 8.00%, Series 2 (United Kingdom)	112,861,971
2,004,304	HSBC Holdings PLC, 8.13% (United Kingdom)	52,452,636
843,095	JPMorgan Chase & Co., 5.45%, Series P(b)	19,070,809
1,253,429	JPMorgan Chase & Co., 5.50%, Series O	28,440,304
547,435	JPMorgan Chase & Co., 6.70%, Series T	13,882,952
1,636,446	PNC Financial Services Group, Inc. (The), 6.13%, Series P	43,954,939
441,326	Regions Financial Corp., 6.38%, Series A	10,618,303
410,000	Regions Financial Corp., 6.38%, Series B(c)	10,188,500
432,417	Royal Bank of Scotland Group PLC, 5.75%, Series L (United Kingdom)	9,616,954
329,033	Royal Bank of Scotland Group PLC, 6.35%, Series N (United Kingdom)	7,554,598
367,501	Royal Bank of Scotland Group PLC, 6.60%, Series S (United Kingdom)	8,801,649
317,109	Royal Bank of Scotland Group PLC, 6.75%, Series Q (United Kingdom)	7,693,064
1,331,863	Royal Bank of Scotland Group PLC, 7.25%, Series T (United Kingdom)	33,816,002
720,618	Santander Finance Preferred SAU, 10.50%, Series 10 (Spain)	18,865,779
444,383	SunTrust Banks, Inc., 5.88%, Series E	10,274,135
820,170	U.S. Bancorp, 5.15%, Series H	18,552,245
588,858	U.S. Bancorp, 6.00%, Series G	16,311,367
1,028,453	U.S. Bancorp, 6.50%, Series F	29,670,869
51,446	Wells Fargo & Co., 5.13%, Series O	1,164,223
991,987	Wells Fargo & Co., 5.20%	22,369,307
436,199	Wells Fargo & Co., 5.25%, Series P(b)	10,159,075
1,330,111	Wells Fargo & Co., 5.85%	33,718,314
166,349	Wells Fargo & Co., 6.63%	4,599,550
17,140	Wells Fargo & Co., 7.50%, Series L	20,482,300
1,757,014	Wells Fargo & Co., 8.00%, Series J	51,884,623

		906,422,764

Number of Shares		Value
	Preferred Stocks (continued)
	Capital Markets—11.6%
584,127	Bank of New York Mellon Corp. (The), 5.20%	$13,715,302
450,323	Charles Schwab Corp. (The), 6.00%, Series B	11,411,185
835,475	Goldman Sachs Group, Inc. (The), 5.50%, Series J	19,742,274
976,503	Goldman Sachs Group, Inc. (The), 5.95%	22,625,574
688,267	Goldman Sachs Group, Inc. (The), 6.20%, Series B(b)	16,979,547
220,000	Goldman Sachs Group, Inc. (The), 6.38%, Series K(b)(c)	5,561,600
270,000	Morgan Stanley, 6.63%, Series G(c)	6,750,000
763,874	Morgan Stanley, 6.88%	20,311,410
818,689	Morgan Stanley, 7.13%, Series E	22,350,210
550,261	State Street Corp., 5.25%, Series C(b)	12,958,647
563,646	State Street Corp., 5.90%, Series D(c)	14,632,250

		167,037,999

	Consumer Finance—4.5%
828,764	Ally Financial, Inc., 8.50%, Series A	22,409,779
787,431	Capital One Financial Corp., 6.00%, Series B	18,906,218
506,621	Discover Financial Services, 6.50%, Series B	12,766,849
423,029	HSBC USA, Inc., 6.50%, Series H (United Kingdom)	10,783,009

		64,865,855

	Diversified Financial Services—8.5%
687,348	ING Groep NV, 6.13% (Netherlands)	17,286,802
160,481	ING Groep NV, 6.20% (Netherlands)(b)	4,050,541
1,337,436	ING Groep NV, 6.38% (Netherlands)	33,957,500
2,291,586	ING Groep NV, 7.38% (Netherlands)	59,214,582
278,101	KKR Financial Holdings LLC, 7.38%, Series A	7,049,860

		121,559,285

	Insurance—12.5%
701,114	Aegon NV, 6.38% (Netherlands)	18,137,819
241,812	Aegon NV, 6.50% (Netherlands)	6,151,697
1,128,247	Aegon NV, 7.25% (Netherlands)	28,668,756
306,606	Allstate Corp. (The), 5.63%	7,471,988
601,964	Allstate Corp. (The), 6.63%, Series E(c)	15,536,691
278,123	Allstate Corp. (The), 6.75%, Series C	7,225,636
291,605	Arch Capital Group Ltd., 6.75%, Series C	7,491,332
254,527	Aspen Insurance Holdings Ltd., 5.95%	6,424,262
388,100	Axis Capital Holdings Ltd., 6.88%, Series C	10,024,623
1,258,004	MetLife, Inc., 6.50%, Series B	31,978,462
96,007	PartnerRe Ltd., 5.88%, Series F	2,260,005
470,751	PartnerRe Ltd., 7.25%, Series E	12,714,985
258,193	Principal Financial Group, Inc., 6.52%, Series B	6,609,741
301,969	Prudential PLC, 6.50% (United Kingdom)	7,784,761
191,467	Prudential PLC, 6.75% (United Kingdom)	4,918,787
288,354	RenaissanceRe Holdings Ltd., 5.38%, Series E	6,286,117

		179,685,662

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $1,351,032,678)—100.3%	1,439,571,565

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

PowerShares Financial Preferred Portfolio (PGF) (continued)

April 30, 2014

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—0.6%
8,506,770	Invesco Liquid Assets Portfolio—Institutional Class(d)(e) (Cost $8,506,770)	$8,506,770

	Total Investments (Cost $1,359,539,448)—100.9%	1,448,078,335
	Other assets less liabilities—(0.9)%	(12,520,060)

	Net Assets—100.0%	$1,435,558,275

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at April 30, 2014.
(c)	Non-income producing security.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2G. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of April 30, 2014.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
Brown Brothers Harriman	$8,326,823	$(8,326,823)	$—

*	Amount does not include excess collateral received, if any.

This Fund has holdings greater than 10% of net assets in the following countries:

United Kingdom	26.9%
Netherlands	11.7%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Schedule of Investment(a)

PowerShares High Yield Equity Dividend Achievers™ Portfolio (PEY)

April 30, 2014

Number of Shares		Value
	Common Stocks—100.0%
	Aerospace & Defense—1.6%
38,884	Lockheed Martin Corp.	$6,382,420

	Banks—5.4%
171,157	Community Bank System, Inc.	6,365,329
298,025	United Bankshares, Inc.	8,717,231
122,525	Westamerica Bancorp.(b)	6,226,720

		21,309,280

	Beverages—1.7%
158,492	Coca-Cola Co. (The)	6,464,889

	Commercial Services & Supplies—6.5%
222,210	Brady Corp., Class A	5,730,796
189,199	McGrath RentCorp	5,974,904
175,707	Republic Services, Inc.	6,165,559
175,055	Waste Management, Inc.	7,781,195

		25,652,454

	Containers & Packaging—1.6%
145,301	Sonoco Products Co.	6,114,266

	Diversified Telecommunication Services—3.3%
366,614	AT&T, Inc.	13,088,120

	Electric Utilities—6.8%
267,757	PPL Corp.	8,927,018
214,954	Southern Co. (The)	9,851,342
220,566	Westar Energy, Inc.	7,913,908

		26,692,268

	Food & Staples Retailing—1.7%
179,853	Sysco Corp.	6,552,045

	Food Products—1.6%
121,277	General Mills, Inc.	6,430,106

	Gas Utilities—10.1%
163,073	AGL Resources, Inc.	8,805,942
154,933	Laclede Group, Inc. (The)	7,345,374
189,101	Northwest Natural Gas Co.	8,371,501
205,889	Piedmont Natural Gas Co., Inc.	7,368,767
197,531	WGL Holdings, Inc.	7,859,759

		39,751,343

	Hotels, Restaurants & Leisure—3.2%
57,418	Cracker Barrel Old Country Store, Inc.	5,439,782
72,077	McDonald’s Corp.	7,307,166

		12,746,948

	Household Durables—2.0%
237,221	Leggett & Platt, Inc.	7,795,082

	Household Products—5.0%
75,091	Clorox Co. (The)	6,810,754
54,944	Kimberly-Clark Corp.	6,167,464
80,300	Procter & Gamble Co. (The)	6,628,765

		19,606,983

	Insurance—9.9%
155,508	Cincinnati Financial Corp.	7,579,460
94,569	Erie Indemnity Co., Class A	6,775,869
246,797	Mercury General Corp.	11,811,704
769,759	Old Republic International Corp.	12,747,209

		38,914,242

Number of Shares		Value
	Common Stocks (continued)
	Leisure Products—1.5%
108,590	Hasbro, Inc.	$6,000,683

	Media—1.8%
156,041	Meredith Corp.	6,876,727

	Metals & Mining—1.6%
120,472	Nucor Corp.	6,234,426

	Multi-Utilities—8.4%
267,154	Avista Corp.	8,589,001
149,620	Consolidated Edison, Inc.	8,682,449
157,343	SCANA Corp.	8,446,172
183,507	Vectren Corp.	7,444,879

		33,162,501

	Oil, Gas & Consumable Fuels—6.3%
62,099	Chevron Corp.	7,794,667
127,482	ConocoPhillips	9,473,187
174,035	Williams Cos., Inc. (The)	7,339,056

		24,606,910

	Pharmaceuticals—1.7%
64,244	Johnson & Johnson	6,507,275

	Semiconductors & Semiconductor Equipment—5.4%
303,155	Intel Corp.	8,091,207
196,866	Maxim Integrated Products, Inc.	6,386,333
141,032	Microchip Technology, Inc.	6,704,661

		21,182,201

	Technology Hardware, Storage & Peripherals—1.6%
169,866	Diebold, Inc.	6,388,660

	Thrifts & Mortgage Finance—2.4%
668,497	People’s United Financial, Inc.	9,546,137

	Tobacco—8.9%
288,993	Altria Group, Inc.	11,591,509
124,890	Universal Corp.	6,815,248
771,911	Vector Group Ltd.(b)	16,441,704

		34,848,461

	Total Common Stocks (Cost $350,565,075)	392,854,427

	Money Market Fund—0.3%
1,137,138	Invesco Premier Portfolio—Institutional Class(c) (Cost $1,137,138)	1,137,138

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $351,702,213)—100.3%	393,991,565

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

PowerShares High Yield Equity Dividend Achievers™ Portfolio (PEY) (continued)

April 30, 2014

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—3.0%
11,939,200	Invesco Liquid Assets Portfolio—Institutional Class(c)(d) (Cost $11,939,200)	$11,939,200

	Total Investments (Cost $363,641,413)—103.3%	405,930,765
	Other assets less liabilities—(3.3)%	(12,827,658)

	Net Assets—100.0%	$393,103,107

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at April 30, 2014.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2G. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of April 30, 2014.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
Brown Brothers Harriman	$11,773,515	$(11,773,515)	$—

*	Amount does not include excess collateral received, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Schedule of Investments

PowerShares International Dividend Achievers™ Portfolio (PID)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Australia—1.7%
283,717	BHP Billiton Ltd. ADR(a)	$20,013,397

	Bermuda—0.9%
335,686	Montpelier Re Holdings Ltd.	10,265,278

	Brazil—0.6%
154,576	Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	7,351,635

	Canada—20.9%
687,561	BCE, Inc.	30,623,967
149,491	Canadian National Railway Co.	8,755,688
239,852	Canadian Natural Resources Ltd.	9,778,766
31,743	Canadian Pacific Railway Ltd.	4,950,956
401,008	Enbridge, Inc.	19,364,676
159,765	Franco-Nevada Corp.	7,695,880
549,934	Ritchie Bros. Auctioneers, Inc.(a)	13,748,350
652,842	Rogers Communications, Inc., Class B(a)	25,930,884
1,060,745	Shaw Communications, Inc., Class B(a)	25,701,851
414,700	Suncor Energy, Inc.	16,007,420
606,516	TELUS Corp.	21,391,819
642,459	Thomson Reuters Corp.	23,244,167
204,789	Tim Hortons, Inc.	11,240,868
529,185	TransCanada Corp.	24,675,897

		243,111,189

	China—4.6%
574,979	China Mobile Ltd. ADR	27,271,254
292,805	China Petroleum & Chemical Corp. ADR(a)	26,021,580

		53,292,834

	Colombia—1.8%
362,551	Bancolombia SA ADR	20,640,029

	Denmark—0.6%
159,416	Novo Nordisk A/S ADR	7,235,892

	France—1.8%
387,228	Sanofi ADR	20,832,866

	Germany—0.7%
236,371	Fresenius Medical Care AG & Co. KGaA ADR(a)	8,119,344

	India—1.9%
403,167	Axis Bank Ltd. GDR	10,200,125
142,175	HDFC Bank Ltd. ADR	5,694,109
119,905	Infosys Ltd. ADR	6,440,097

		22,334,331

	Ireland—0.2%
11,226	Shire PLC ADR	1,928,066

	Israel—1.3%
305,263	Teva Pharmaceutical Industries Ltd. ADR	14,915,150

	Japan—3.2%
579,765	Nippon Telegraph & Telephone Corp. ADR	16,140,658
1,280,321	NTT DOCOMO, Inc. ADR	20,459,529

		36,600,187

	Jersey—0.3%
46,462	Randgold Resources Ltd. ADR	3,720,212

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Mexico—2.3%
533,476	America Movil SAB de CV, Series L ADR	$10,712,198
141,877	Coca-Cola Femsa SAB de CV ADR(a)	15,884,549

		26,596,747

	Netherlands—2.0%
533,098	Unilever NV	22,827,256

	Norway—2.5%
958,093	Statoil ASA ADR	29,193,094

	Russia—4.4%
588,638	LUKOIL OAO ADR	31,109,518
3,098,707	Rosneft Oil Co. GDR	19,438,189

		50,547,707

	Switzerland—3.2%
228,105	Novartis AG ADR	19,831,449
223,103	Syngenta AG ADR	17,524,740

		37,356,189

	United Kingdom—16.5%
52,794	ARM Holdings PLC ADR	2,403,183
326,978	BHP Billiton PLC ADR(a)	21,155,477
212,685	British American Tobacco PLC ADR	24,463,029
117,277	Diageo PLC ADR	14,399,270
458,072	GlaxoSmithKline PLC ADR	25,363,447
1,428,501	Pearson PLC ADR(a)	26,812,964
263,999	Prudential PLC ADR(a)	12,194,114
121,734	Smith & Nephew PLC ADR	9,487,948
495,583	Unilever PLC ADR(a)	22,172,383
553,664	Vodafone Group PLC ADR	21,017,085
111,740	WPP PLC ADR	12,060,098

		191,528,998

	United States—28.6%
145,401	Accenture PLC, Class A	11,664,068
129,705	ACE Ltd.	13,271,416
109,468	Allied World Assurance Co. Holdings AG	11,788,609
306,283	Axis Capital Holdings Ltd.	14,012,447
734,619	Brookfield Infrastructure Partners LP	28,642,795
107,175	Bunge Ltd.	8,536,489
23,967	Core Laboratories NV	4,498,127
130,086	Covidien PLC	9,268,627
101,355	Imperial Oil Ltd.	4,946,124
301,158	Lazard Ltd., Class A	14,169,484
1,749,270	Maiden Holdings Ltd.	20,641,386
2,615,562	Navios Maritime Partners LP(a)	49,512,589
153,786	PartnerRe Ltd.	16,209,044
87,125	Pentair Ltd.	6,472,516
8,032	Perrigo Co. PLC	1,163,516
71,278	RenaissanceRe Holdings Ltd.	7,214,046
908,330	Teekay LNG Partners LP(a)	38,885,607
1,143,698	Teekay Offshore Partners LP(a)	39,125,909
816,217	Textainer Group Holdings Ltd.(a)	32,077,329

		332,100,128

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $1,029,867,473)—100.0%	1,160,510,529

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

PowerShares International Dividend Achievers™ Portfolio (PID) (continued)

April 30, 2014

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market—14.6%
169,899,166	Invesco Liquid Assets Portfolio—Institutional Class(b)(c) (Cost $169,899,166)	$169,899,166

	Total Investments (Cost $1,199,766,639)—114.6%	1,330,409,695
	Other assets less liabilities—(14.6)%	(169,756,188)

	Net Assets—100.0%	$1,160,653,507

Investment Abbreviations:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

Notes to Schedule of Investments:

(a)	All or portion of this security was out on loan at April 30, 2014.
(b)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.
(c)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2G. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of April 30, 2014.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
Brown Brothers Harriman	$166,411,271	$(166,411,271)	$—

*	Amount does not include excess collateral received, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Statements of Assets and Liabilities

April 30, 2014

	PowerShares BuyBack Achievers™ Portfolio (PKW)	PowerShares Dividend Achievers™ Portfolio (PFM)	PowerShares Financial Preferred Portfolio (PGF)	PowerShares High Yield Equity Dividend Achievers™ Portfolio (PEY)	PowerShares International Dividend Achievers™ Portfolio (PID)
Assets:
Unaffiliated investments, at value(a)	$2,905,113,917	$351,529,970	$1,439,571,565	$392,854,427	$1,160,510,529
Affiliated investments, at value	35,530,392	6,276	8,506,770	13,076,338	169,899,166

Total investments, at value	2,940,644,309	351,536,246	1,448,078,335	405,930,765	1,330,409,695
Cash segregated as collateral	—	—	—	—	2,915,369
Receivables:
Investments sold	44,580,773	247,359	2,818,787	—	1,234,707
Dividends	2,723,558	515,651	3,076,972	802,189	2,328,461
Security lending	62,442	—	31,194	—	164,703
Foreign tax reclaims	—	—	—	—	496,615
Shares sold	—	—	—	—	7,415,436
Other assets	8,333	2,935	6,270	4,603	7,102

Total Assets	2,988,019,415	352,302,191	1,454,011,558	406,737,557	1,344,972,088

Liabilities:
Due to custodian	—	—	8,576,521	1,167,350	2,832,481
Payables:
Investments purchased	45,071,038	257,992	—	—	7,415,298
Collateral upon return of securities loaned	34,555,549	—	8,506,770	11,939,200	169,899,166
Collateral upon receipt of securities in-kind	—	—	—	—	2,915,369
Accrued advisory fees	1,184,825	113,880	585,119	126,121	370,826
Accrued trustees’ and officer’s fees	33,469	19,989	74,987	22,147	42,698
Accrued expenses	2,053,995	353,369	709,886	379,632	842,743

Total Liabilities	82,898,876	745,230	18,453,283	13,634,450	184,318,581

Net Assets	$2,905,120,539	$351,556,961	$1,435,558,275	$393,103,107	$1,160,653,507

Net Assets Consist of:
Shares of beneficial interest	$2,723,569,850	$298,894,132	$1,386,586,442	$482,182,832	$1,299,298,612
Undistributed net investment income (loss)	6,767,023	797,016	(70,006)	316,686	2,479,352
Undistributed net realized gain (loss)	(51,017,774)	(22,737,256)	(39,497,048)	(131,685,763)	(271,767,513)
Net unrealized appreciation	225,801,440	74,603,069	88,538,887	42,289,352	130,643,056

Net Assets	$2,905,120,539	$351,556,961	$1,435,558,275	$393,103,107	$1,160,653,507

Shares outstanding (unlimited amount authorized, $0.01 par value)	66,900,000	17,150,000	79,800,000	31,900,000	62,550,000
Net asset value	$43.42	$20.50	$17.99	$12.32	$18.56

Market price	$43.42	$20.50	$17.98	$12.32	$18.58

Unaffiliated investments, at cost	$2,679,312,477	$276,926,901	$1,351,032,678	$350,565,075	$1,029,867,473

Affiliated investments, at cost	$35,530,392	$6,276	$8,506,770	$13,076,338	$169,899,166

Total investments, at cost	$2,714,842,869	$276,933,177	$1,359,539,448	$363,641,413	$1,199,766,639

(a) Includes securities on loan with an aggregate value of	$34,016,807	$—	$8,326,823	$11,773,515	$166,411,271

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Statements of Operations

For the year ended April 30, 2014

	PowerShares BuyBack Achievers™ Portfolio (PKW)	PowerShares Dividend Achievers™ Portfolio (PFM)	PowerShares Financial Preferred Portfolio (PGF)	PowerShares High Yield Equity Dividend Achievers™ Portfolio (PEY)	PowerShares International Dividend Achievers™ Portfolio (PID)
Investment Income:
Unaffiliated dividend income	$29,086,907	$8,491,301	$106,454,299	$14,770,479	$44,659,195
Securities lending income	228,380	—	31,851	28,416	1,583,431
Affiliated dividend income	115	33	387	66	96
Foreign withholding tax	—	—	—	—	(2,279,937)

Total Income	29,315,402	8,491,334	106,486,537	14,798,961	43,962,785

Expenses:
Advisory fees	9,134,698	1,307,623	7,706,506	1,394,050	4,032,554
Sub-licensing	1,826,939	326,905	1,491,897	348,512	1,008,138
Accounting & administration fees	362,094	64,502	302,875	68,543	198,852
Recapture (Note 3)	169,825	8,351	—	—	—
Trustees’ and officer’s fees	47,919	17,572	53,518	17,986	35,355
Custodian & transfer agent fees	28,963	6,184	24,261	3,388	48,738
Other expenses	440,209	70,806	182,424	83,097	162,121

Total Expenses	12,010,647	1,801,943	9,761,481	1,915,576	5,485,758

Waivers	(847)	(232)	(2,567)	(379)	(772)

Net Expenses	12,009,800	1,801,711	9,758,914	1,915,197	5,484,986

Net Investment Income	17,305,602	6,689,623	96,727,623	12,883,764	38,477,799

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	(32,230,056)	(1,042,774)	11,898,861	13,516,633	(1,407,841)
In-kind redemptions	159,016,122	21,624,452	57,754,929	28,449,712	52,725,626
Foreign currencies	—	—	—	—	(194)

Net realized gain	126,786,066	20,581,678	69,653,790	41,966,345	51,317,591

Net change in unrealized appreciation (depreciation)
on investment securities	186,899,277	16,307,260	(149,768,967)	5,744,238	25,895,334

Net realized and unrealized gain (loss)	313,685,343	36,888,938	(80,115,177)	47,710,583	77,212,925

Net increase in net assets resulting from operations	$330,990,945	$43,578,561	$16,612,446	$60,594,347	$115,690,724

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Statements of Changes in Net Assets

For the years ended April 30, 2014 and April 30, 2013

	PowerShares BuyBack Achievers™ Portfolio (PKW)		PowerShares Dividend Achievers™ Portfolio (PFM)
	2014	2013	2014	2013
Operations:
Net investment income	$17,305,602	$2,572,438	$6,689,623	$6,093,821
Net realized gain	126,786,066	13,560,070	20,581,678	12,133,553
Net change in unrealized appreciation (depreciation)	186,899,277	30,026,839	16,307,260	26,678,396

Net increase in net assets resulting from operations	330,990,945	46,159,347	43,578,561	44,905,770

Distributions to Shareholders from:
Net investment income	(10,911,610)	(2,319,935)	(6,755,875)	(6,171,759)

Shareholder Transactions:
Proceeds from shares sold	3,285,171,345	319,435,178	79,961,620	64,933,146
Value of shares repurchased	(1,118,751,473)	(84,294,640)	(62,155,717)	(59,726,392)

Net increase (decrease) in net assets resulting from shares transactions	2,166,419,872	235,140,538	17,805,903	5,206,754

Increase (Decrease) in Net Assets	2,486,499,207	278,979,950	54,628,589	43,940,765

Net Assets:
Beginning of year	418,621,332	139,641,382	296,928,372	252,987,607

End of year	$2,905,120,539	$418,621,332	$351,556,961	$296,928,372

Undistributed net investment income (loss) at end of year	$6,767,023	$382,251	$797,016	$810,124

Changes in Shares Outstanding:
Shares sold	82,050,000	10,050,000	4,100,000	3,850,000
Shares repurchased	(27,250,000)	(2,700,000)	(3,150,000)	(3,650,000)
Shares outstanding, beginning of year	12,100,000	4,750,000	16,200,000	16,000,000

Shares outstanding, end of year	66,900,000	12,100,000	17,150,000	16,200,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

PowerShares Financial Preferred Portfolio (PGF)		PowerShares High Yield Equity Dividend Achievers™ Portfolio (PEY)		PowerShares International Dividend Achievers™ Portfolio (PID)
2014	2013	2014	2013	2014	2013

$96,727,623	$111,756,026	$12,883,764	$12,623,486	$38,477,799	$18,558,027
69,653,790	35,624,306	41,966,345	12,693,611	51,317,591	10,566,822
(149,768,967)	43,703,045	5,744,238	29,287,799	25,895,334	81,786,224

16,612,446	191,083,377	60,594,347	54,604,896	115,690,724	110,911,073

(96,939,622)	(109,257,015)	(12,646,964)	(12,584,468)	(39,823,589)	(18,882,785)

84,078,357	316,357,552	143,056,402	108,648,485	406,219,189	213,885,031
(459,644,875)	(119,429,930)	(120,376,506)	(104,362,404)	(198,773,646)	(118,768,746)

(375,566,518)	196,927,622	22,679,896	4,286,081	207,445,543	95,116,285

(455,893,694)	278,753,984	70,627,279	46,306,509	283,312,678	187,144,573

1,891,451,969	1,612,697,985	322,475,828	276,169,319	877,340,829	690,196,256

$1,435,558,275	$1,891,451,969	$393,103,107	$322,475,828	$1,160,653,507	$877,340,829

$(70,006)	$4,016,083	$316,686	$79,886	$2,479,352	$3,008,040

4,800,000	17,250,000	12,250,000	11,250,000	22,950,000	13,250,000
(26,300,000)	(6,600,000)	(10,300,000)	(10,800,000)	(11,200,000)	(7,400,000)
101,300,000	90,650,000	29,950,000	29,500,000	50,800,000	44,950,000

79,800,000	101,300,000	31,900,000	29,950,000	62,550,000	50,800,000

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Financial Highlights

PowerShares BuyBack Achievers™ Portfolio (PKW)

	Year Ended April 30,
	2014		2013	2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$34.60		$29.40	$27.27	$22.36	$16.15
Net investment income(a)	0.39		0.37	0.27	0.11	0.19
Net realized and unrealized gain on investments	8.70		5.18	2.12	4.87	6.29
Total from investment operations	9.09		5.55	2.39	4.98	6.48
Distributions to shareholders from:
Net investment income	(0.27)		(0.35)	(0.26)	(0.07)	(0.27)
Net asset value at end of year	$43.42		$34.60	$29.40	$27.27	$22.36
Market price at end of year(b)	$43.42		$34.61	$29.40	$27.27	$22.37
Net Asset Value Total Return(c)	26.36%		19.08%	8.91%	22.34%	40.46%
Market Price Total Return(c)	26.32%		19.11%	8.91%	22.29%	40.43%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$2,905,121		$418,621	$139,641	$43,637	$38,019
Ratio to average net assets of:
Expenses, after Waivers	0.66	%(d)	0.70%	0.71%	0.70%	0.70%
Expenses, prior to Waivers	0.66	%(d)	0.70%	0.79%	1.00%	0.97%
Net investment income, after Waivers	0.95%		1.21%	1.00%	0.49%	0.98%
Portfolio turnover rate(e)	92%		80%	32%	26%	23%

PowerShares Dividend Achievers™ Portfolio (PFM)

	Year Ended April 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$18.33	$15.81	$15.29	$13.21	$10.30
Net investment income(a)	0.39	0.38	0.34	0.31	0.27
Net realized and unrealized gain on investments	2.16	2.52	0.51	2.08	2.96
Total from investment operations	2.55	2.90	0.85	2.39	3.23
Distributions to shareholders from:
Net investment income	(0.38)	(0.38)	(0.33)	(0.31)	(0.32)
Net asset value at end of year	$20.50	$18.33	$15.81	$15.29	$13.21
Market price at end of year(b)	$20.50	$18.32	$15.80	$15.29	$13.21
Net Asset Value Total Return(c)	14.11%	18.67%	5.78%	18.39%	31.76%
Market Price Total Return(c)	14.17%	18.68%	5.71%	18.39%	31.76%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$351,557	$296,928	$252,988	$217,859	$133,380
Ratio to average net assets of:
Expenses, after Waivers	0.55%	0.58%	0.60%	0.60%	0.60%
Expenses, prior to Waivers	0.55%	0.58%	0.60%	0.61%	0.64%
Net investment income, after Waivers	2.05%	2.28%	2.28%	2.30%	2.28%
Portfolio turnover rate(e)	21%	18%	20%	11%	18%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment company expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the funds that the Fund invests in. The effect of the estimated investment company expenses that you bear indirectly is included in the Fund’s total return.
(e)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights (continued)

PowerShares Financial Preferred Portfolio (PGF)

	Year Ended April 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$18.67	$17.79	$18.26	$16.97	$11.41
Net investment income(a)	1.10	1.18	1.17	1.18	1.31
Net realized and unrealized gain (loss) on investments	(0.68)	0.85	(0.42)	1.36	5.61
Total from investment operations	0.42	2.03	0.75	2.54	6.92
Distributions to shareholders from:
Net investment income	(1.10)	(1.15)	(1.17)	(1.21)	(1.30)
Return of capital	—	—	(0.05)	(0.04)	(0.06)
Total distributions	(1.10)	(1.15)	(1.22)	(1.25)	(1.36)
Net asset value at end of year	$17.99	$18.67	$17.79	$18.26	$16.97
Market price at end of year(b)	$17.98	$18.70	$17.83	$18.28	$16.93
Net Asset Value Total Return(c)	2.63%	11.78%	4.56%	15.57%	62.16%
Market Price Total Return(c)	2.41%	11.71%	4.68%	15.97%	61.76%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,435,558	$1,891,452	$1,612,698	$1,832,516	$1,714,824
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.64%	0.66%	0.66%	0.65%
Expenses, prior to Waivers	0.63%	0.64%	0.66%	0.66%	0.65%
Net investment income, after Waivers	6.28%	6.47%	6.76%	6.75%	8.30%
Portfolio turnover rate(d)	30%	18%	6%	26%	23%

PowerShares High Yield Equity Dividend Achievers™ Portfolio (PEY)

	Year Ended April 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$10.77	$9.36	$9.06	$8.44	$6.12
Net investment income(a)	0.42	0.42	0.35	0.34	0.32
Net realized and unrealized gain on investments	1.54	1.41	0.29	0.63	2.35
Total from investment operations	1.96	1.83	0.64	0.97	2.67
Distributions to shareholders from:
Net investment income	(0.41)	(0.42)	(0.34)	(0.34)	(0.33)
Return of capital	—	—	—	(0.01)	(0.02)
Total distributions	(0.41)	(0.42)	(0.34)	(0.35)	(0.35)
Net asset value at end of year	$12.32	$10.77	$9.36	$9.06	$8.44
Market price at end of year(b)	$12.32	$10.76	$9.36	$9.06	$8.44
Net Asset Value Total Return(c)	18.61%	20.16%	7.37%	11.91%	44.59%
Market Price Total Return(c)	18.72%	20.05%	7.37%	11.91%	44.58%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$393,103	$322,476	$276,169	$208,471	$127,424
Ratio to average net assets of:
Expenses, after Waivers	0.55%	0.57%	0.60%	0.60%	0.60%
Expenses, prior to Waivers	0.55%	0.57%	0.60%	0.62%	0.65%
Net investment income, after Waivers	3.70%	4.31%	3.88%	4.02%	4.42%
Portfolio turnover rate(d)	51%	32%	35%	44%	57%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Financial Highlights (continued)

PowerShares International Dividend Achievers™ Portfolio (PID)

	Year Ended April 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$17.27	$15.35	$16.85	$14.26	$10.14
Net investment income(a)	0.67 (b)	0.40	0.48	0.47	0.35
Net realized and unrealized gain (loss) on investments	1.26	1.93	(1.49)	2.59	4.24
Total from investment operations	1.93	2.33	(1.01)	3.06	4.59
Distributions to shareholders from:
Net investment income	(0.64)	(0.41)	(0.49)	(0.47)	(0.47)
Net asset value at end of year	$18.56	$17.27	$15.35	$16.85	$14.26
Market price at end of year(c)	$18.58	$17.31	$15.37	$16.89	$14.26
Net Asset Value Total Return(d)	11.50%	15.63%	(5.87)%	21.95%	45.77%
Market Price Total Return(d)	11.35%	15.75%	(5.97)%	22.23%	45.62%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,160,654	$877,341	$690,196	$550,282	$427,783
Ratio to average net assets of:
Expenses, after Waivers	0.54%	0.56%	0.55%	0.58%	0.57%
Expenses, prior to Waivers	0.54%	0.56%	0.56%	0.58%	0.57%
Net investment income, after Waivers	3.82%	2.57%	3.20%	3.20%	2.65%
Portfolio turnover rate(e)	49%	46%	33%	42%	63%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a significant dividend during the year. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.43 and 2.42%, respectively.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust

April 30, 2014

Note 1. Organization

PowerShares Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of April 30, 2014, the Trust offered fifty-three portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares BuyBack Achievers™ Portfolio (PKW)	“BuyBack Achievers™ Portfolio”
PowerShares Dividend Achievers™ Portfolio (PFM)	“Dividend Achievers™ Portfolio”
PowerShares Financial Preferred Portfolio (PGF)	“Financial Preferred Portfolio”
PowerShares High Yield Equity Dividend Achievers™ Portfolio (PEY)	“High Yield Equity Dividend Achievers™ Portfolio”
PowerShares International Dividend Achievers™ Portfolio (PID)	“International Dividend Achievers™ Portfolio”

Each portfolio (each, a “Fund,” and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc.

The market prices of each Fund’s Shares may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
BuyBack Achievers™ Portfolio	NASDAQ US BuyBack Achievers™ Index
Dividend Achievers™ Portfolio	NASDAQ US Broad Dividend Achievers™ Index
Financial Preferred Portfolio	Wells Fargo® Hybrid & Preferred Securities Financial Index
High Yield Equity Dividend Achievers™ Portfolio	NASDAQ US Dividend Achievers™ 50 Index
International Dividend Achievers™ Portfolio	NASDAQ International Dividend Achievers™ Index

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining NAV per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

37

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco PowerShares Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of each Fund’s investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Equity Risk. Equity risk is the risk that the value of the securities that each Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities that a Fund holds participate or factors relating to specific companies in which the Funds invest. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, each Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over

38

numerous industries or sectors. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund’s NAV.

Non-Diversified Fund Risk. BuyBack Achievers™ Portfolio and Financial Preferred Portfolio are non-diversified and can invest a greater portion of their assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Sampling Risk. Financial Preferred Portfolio’s use of a representative sampling approach will result in the Fund holding a smaller number of securities than are in its Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

High Dividend Paying Securities Risk. Dividend Achievers™ Portfolio, High Yield Equity Dividend Achievers™ Portfolio and International Dividend Achievers™ Portfolio invest in securities that pay high dividends. As a group, these securities can fall out of favor with the market, causing such companies to underperform companies that do not pay high dividends. Also, changes in the dividend policies of the companies in an Underlying Index and the capital resources available for such companies’ dividend payments may affect a Fund.

Foreign Securities Risk. For Financial Preferred Portfolio and International Dividend Achievers™ Portfolio, investments in foreign securities involve risks in addition to the risks associated with domestic securities. In general, foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign companies often are subject to less stringent requirements regarding accounting, auditing, financial reporting and record-keeping than are U.S. companies. Therefore, not all material information regarding these companies will be available.

In addition, securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers generally are subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of a Fund’s trades effected in those markets and could result in losses to a Fund due to subsequent declines in the value of the securities subject to the trades. Depositary receipts also involve substantially identical risks to those associated with investments in foreign securities. Additionally, the issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, have no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

High Yield Securities Risk. For Financial Preferred Portfolio and High Yield Equity Dividend Achievers™ Portfolio, high yield securities typically involve greater risk and are less liquid than higher grade issues. Changes in general economic conditions, changes in the financial condition of the issuers and changes in interest rates may adversely impact the ability of issuers of high yield securities to make timely payments of interest and principal.

Preferred Securities Risk. Financial Preferred Portfolio faces special risks associated with investing in preferred securities. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments. Preferred securities may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer. Preferred securities also may be subordinated to bonds or other debt instruments in an issuer’s capital structure, subjecting them to a greater risk of non-payment than more senior securities. In addition, in certain circumstances, an issuer of preferred securities may redeem the securities prior to a specified date, and this may negatively impact the return of the security.

39

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These timing differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-dividend date.

E. Expenses

Expenses of the Trust that are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees, acquired fund fees and expenses, if any, and extraordinary expenses.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

F. Dividends and Distributions to Shareholders

Each Fund (except for High Yield Dividend Achievers™ Portfolio and Financial Preferred Portfolio, which declare and pay dividends from net investment income, if any, monthly) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal period-end.

G. Securities Lending

BuyBack Achievers™ Portfolio, Financial Preferred Portfolio, High Yield Equity Dividend Achievers™ Portfolio and International Dividend Achievers™ Portfolio may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in an affiliated money market fund and is shown as such on the Schedule of Investments. It is the policy of the Fund to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to a Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and

40

the securities may be purchased on the open market to replace the loaned securities. A Fund could experience delays and costs in gaining access to the collateral. A Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan is shown on the Statements of Assets and Liabilities, if any.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. Each Fund has agreed to pay the Adviser an annual fee of 0.40% of the Fund’s average daily net assets, except for BuyBack Achievers™ Portfolio and Financial Preferred Portfolio, each of which pay the Adviser an annual fee of 0.50% of the Fund’s average daily net assets.

The Adviser has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Trust on behalf of each fund, pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, acquired fund fees and expenses, if any, and extraordinary expenses) of each Fund (except for BuyBack Achievers™ Portfolio and Financial Preferred Portfolio) from exceeding 0.50% of the Fund’s average daily net assets per year (0.60% of the Fund’s average daily net assets per year for the BuyBack Achievers™ Portfolio and Financial Preferred Portfolio) (the “Expense Cap”), through at least August 31, 2015. Offering costs excluded from the Expense Cap are: (a) initial legal fees pertaining to the Funds’ Shares offered for sale; (b) initial Securities and Exchange Commission and state registration fees; and (c) initial fees paid to be listed on an exchange. Unless the Adviser continues the Expense Agreement, it will terminate on August 31, 2015. The Expense Agreement cannot be terminated during its term. For each portfolio, the Adviser did not waive fees and/or pay Fund expenses during the period under this Expense Cap.

Further, through August 31, 2015, the Adviser has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration.

For the fiscal year ended April 30, 2014, the Adviser waived fees and/or paid Fund expenses for each Fund, in the following amounts:

BuyBack Achievers™ Portfolio	$847
Dividend Achievers™ Portfolio	232
Financial Preferred Portfolio	2,567
High Yield Equity Dividend Achievers™ Portfolio	379
International Dividend Achievers™ Portfolio	772

The Expense Agreement provides that the fees waived or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee was waived or expense was borne by the Adviser, but no recapture payment will be made by a Fund if it would result in the Fund exceeding its Expense Cap as specified above.

For the fiscal year ended April 30, 2014, there were no amounts available for potential recapture by the Adviser under the Expense Agreement.

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
BuyBack Achievers™ Portfolio	NASDAQ OMX Group, Inc.
Dividend Achievers™ Portfolio	NASDAQ OMX Group, Inc.
Financial Preferred Portfolio	Wells Fargo Securities, LLC
High Yield Equity Dividend Achievers™ Portfolio	NASDAQ OMX Group, Inc.
International Dividend Achievers™ Portfolio	NASDAQ OMX Group, Inc.

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

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The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of April 30, 2014, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Note 5. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2014 and 2013:

	2014	2013
	Ordinary Income	Ordinary Income
BuyBack Achievers™ Portfolio	$10,911,610	$2,319,935
Dividend Achievers™ Portfolio	6,755,875	6,171,759
Financial Preferred Portfolio	96,939,622	108,100,715
High Yield Equity Dividend Achievers™ Portfolio	12,646,964	12,584,468
International Dividend Achievers™ Portfolio	39,823,589	18,882,785

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation— Investment Securities	Capital Loss Carryforward	Post-October Capital Loss Deferrals*	Shares of Beneficial Interest	Total Net Assets
BuyBack Achievers™ Portfolio	$6,790,645	$(23,622)	$212,932,340	$(17,966,329)	$(20,182,345)	$2,723,569,850	$2,905,120,539
Dividend Achievers™ Portfolio	814,874	(17,858)	71,967,508	(19,568,323)	(533,372)	298,894,132	351,556,961
Financial Preferred Portfolio	—	(70,006)	78,236,812	(26,697,729)	(2,497,244)	1,386,586,442	1,435,558,275
High Yield Equity Dividend Achievers™ Portfolio	336,627	(19,941)	40,030,425	(129,426,836)	—	482,182,832	393,103,107
International Dividend Achievers™ Portfolio	2,517,747	(38,395)	115,131,535	(256,255,992)	—	1,299,298,612	1,160,653,507

*	The Funds will elect to defer net capital losses incurred after October 31 (“Post-October Capital Losses”) within the taxable year that are deemed to arise on the first business day of each Fund’s next taxable year.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses

42

with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following Funds have capital loss carryforwards as of April 30, 2014, which expire as follows:

						Post-effective no expiration			Utilized	Expired
	2015	2016	2017	2018	2019	Short-term	Long-term	Total*
BuyBack Achievers™ Portfolio	$—	$2,915,681	$800,254	$12,142,749	$2,107,645	$—	$—	$17,966,329	$5,112,463	$—
Dividend Achievers™ Portfolio	—	50,943	1,716,151	14,632,363	2,339,194	271,124	558,548	19,568,323	76,569	7,896
Financial Preferred Portfolio	—	10,308,236	9,034,558	7,354,935	—	—	—	26,697,729	11,880,150	—
High Yield Equity Dividend Achievers™ Portfolio	—	936,776	81,487,358	44,815,128	2,187,574	—	—	129,426,836	12,848,630	—
International Dividend Achievers™ Portfolio	148,582	1,975,339	59,472,841	145,514,837	11,745,409	28,743,478	8,655,506	256,255,992	—	—

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 6. Investment Transactions

For the fiscal year ended April 30, 2014, the cost of securities purchased and proceeds from sales of securities, excluding short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, were as follows:

	Purchases	Sales
BuyBack Achievers™ Portfolio	$1,696,162,813	$1,686,096,225
Dividend Achievers™ Portfolio	75,668,678	69,360,848
Financial Preferred Portfolio	465,991,239	539,420,172
High Yield Equity Dividend Achievers™ Portfolio	177,663,032	177,042,725
International Dividend Achievers™ Portfolio	506,011,488	499,535,086

For the fiscal year ended April 30, 2014, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
BuyBack Achievers™ Portfolio	$3,281,285,886	$1,118,333,933
Dividend Achievers™ Portfolio	73,920,797	61,982,671
Financial Preferred Portfolio	68,292,230	404,673,008
High Yield Equity Dividend Achievers™ Portfolio	143,022,400	120,472,304
International Dividend Achievers™ Portfolio	404,437,933	200,219,031

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At April 30, 2014, the aggregate cost and the net unrealized appreciation of investments for tax purposes were as follows:

	Cost	Net Unrealized Appreciation	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)
BuyBack Achievers™ Portfolio	$2,727,711,969	$212,932,340	$244,071,272	$(31,138,932)
Dividend Achievers™ Portfolio	279,568,738	71,967,508	72,507,128	(539,620)
Financial Preferred Portfolio	1,369,841,523	78,236,812	107,682,813	(29,446,001)
High Yield Equity Dividend Achievers™ Portfolio	365,900,340	40,030,425	41,581,345	(1,550,920)
International Dividend Achievers™ Portfolio	1,215,278,160	115,131,535	135,506,005	(20,374,470)

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Note 7. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions on April 30, 2014, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2014, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
BuyBack Achievers™ Portfolio	$(9,220)	$(151,691,337)	$151,700,557
Dividend Achievers™ Portfolio	53,144	(20,864,246)	20,811,102
Financial Preferred Portfolio	(3,874,090)	(56,797,927)	60,672,017
High Yield Equity Dividend Achievers™ Portfolio	—	(27,487,654)	27,487,654
International Dividend Achievers™ Portfolio	817,102	(51,382,654)	50,565,552

Note 8. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and Officer of the Funds. The Trustee who is an “interested person” (the “Non-Independent Trustee”) of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, an Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Funds.

Note 9. Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with each Fund’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

Note 10. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded Fund Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PowerShares Buyback AchieversTM Portfolio, PowerShares Dividend AchieversTM Portfolio, PowerShares Financial Preferred Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio and PowerShares International Dividend AchieversTM Portfolio (each an individual portfolio of PowerShares Exchange-Traded Fund Trust, hereafter referred to as the “Funds”) at April 30, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Chicago, IL

June 24, 2014

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Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2014.

In addition to the fees and expenses which the PowerShares BuyBack Achievers™ Portfolio (the “Portfolio”) bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Portfolio invests. The amount of fees and expenses incurred indirectly by the Portfolio will vary because the investment companies have varied expenses and fee levels and the Portfolio may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolio. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolio invests in. The effect of the estimated investment companies’ expenses that you bear indirectly are included in the Portfolio’s total returns.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Annualized Expense Ratio Based on the Number of Days in the Period	Expenses Paid During the Six-Month Period(1)
PowerShares BuyBack Achievers™ Portfolio (PKW)
Actual	$1,000.00	$1,067.09	0.66%	$3.38
Hypothetical (5% return before expenses)	1,000.00	1,021.52	0.66	3.31
PowerShares Dividend Achievers™ Portfolio (PFM)
Actual	1,000.00	1,068.95	0.55	2.82
Hypothetical (5% return before expenses)	1,000.00	1,022.07	0.55	2.76
PowerShares Financial Preferred Portfolio (PGF)
Actual	1,000.00	1,074.33	0.62	3.19
Hypothetical (5% return before expenses)	1,000.00	1,021.72	0.62	3.11
PowerShares High Yield Equity Dividend Achievers™ Portfolio (PEY)
Actual	1,000.00	1,088.76	0.55	2.85
Hypothetical (5% return before expenses)	1,000.00	1,022.07	0.55	2.76

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Fees and Expenses (continued)

	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Annualized Expense Ratio Based on the Number of Days in the Period	Expenses Paid During the Six-Month Period(1)
PowerShares International Dividend Achievers™ Portfolio (PID)
Actual	$1,000.00	$1,061.13	0.54%	$2.76
Hypothetical (5% return before expenses)	1,000.00	1,022.12	0.54	2.71

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2014. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 181/365. Expense ratios for the most recent half-year may differ from expense ratios based on the annualized data in the Financial Highlights.

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Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2014:

Federal Income Tax Information

	Qualified Dividend Income*	Dividends-Received Deduction*
BuyBack Achievers™ Portfolio	100%	100%
Dividend Achievers™ Portfolio	100%	100%
Financial Preferred Portfolio	100%	54%
High Yield Equity Dividend Achievers™ Portfolio	100%	100%
International Dividend Achievers™ Portfolio	88%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

The following Fund intends to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

	Foreign Source Income	Foreign Taxes
International Dividend Achievers™ Portfolio	$35,332,256	$1,197,899

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Trustees and Officers

The Independent Trustees, the Non-Independent Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and the other directorships, if any, held by each Trustee are shown below.

The Trustees and officers information is current as of April 30, 2014.

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge (1958) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	114	None

Todd J. Barre (1957) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	114	None

Marc M. Kole (1960) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2006	Chief Financial Officer, Hope Network (social services) (2008-2012); formerly, Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Senior Vice President of Finance, Oxford Health Plans (2000-2004).	114	None

Yung Bong Lim (1964) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Managing Partner, Residential Dynamics Group LLC (2008-Present); formerly, Managing Director, Citadel Investment Group, L.L.C. (1999-2007).	114	None

Philip M. Nussbaum (1961) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2003	Chairman, Performance Trust Capital Partners (2004-Present).	114	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At April 30, 2014, the “Fund Family” consisted of the Trust’s 53 portfolios and three other exchange-traded fund trusts with 61 portfolios advised by the Adviser.

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Trustees and Officers (continued)

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker (1961) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	114	None

Donald H. Wilson (1959) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2006	Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-Present); Chairman and Chief Executive Officer, Stone Pillar Advisers, Ltd. (2010-Present); formerly, Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	114	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At April 30, 2014, the “Fund Family” consisted of the Trust’s 53 portfolios and three other exchange-traded fund trusts with 61 portfolios advised by the Adviser.

50

Trustees and Officers (continued)

The Non-Independent Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustee and the other directorships, if any, held by the Non-Independent Trustee are shown below.

Name, Address and Age of Non-Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustee	Other Directorships Held by Non-Independent Trustee During the Past 5 Years
Kevin M. Carome (1956) Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2006-Present); Director, Invesco Advisers, Inc. (2009-Present); Director, Invesco Advisers, Inc., Invesco Finance PLC, INVESCO Funds Group, Inc., and Invesco Holding Company Limited; Director and Executive Vice President, Invesco Finance, Inc., Invesco Group Services, Inc., Invesco Investments (Bermuda) Ltd., Invesco North American Holdings, Inc., and IVZ, Inc.; Director and Secretary, IVZ Bahamas Private Limited; formerly, Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	114	None

*	This is the date the Non-Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At April 30, 2014, the “Fund Family” consisted of the Trust’s 53 portfolios and three other exchange-traded fund trusts with 61 portfolios advised by the Adviser.

51

Trustees and Officers (continued)

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg (1974) Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	President	Since 2009	Director, Invesco Distributors, Inc. (2012-Present); Managing Director—U.S. Strategy and Marketing, Invesco PowerShares Capital Management LLC (2010-Present); Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. in the United States (2008-Present); Director, Invesco Distributors, Inc. (2012-Present); and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company’s North American Institutional and Retirement divisions (2002-2007).

Peter Hubbard (1981) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President and Director of Portfolio Management—Invesco PowerShares Capital Management LLC (2008-Present); formerly, Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

David Warren (1957) Invesco Canada Ltd. 5140 Yonge Street Suite 900, Toronto, Ontario M2N 6X7	Vice President	Since 2009	Managing Director—Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009–Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) and Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Invesco Canada Holdings Inc. (2002–Present), Invesco Corporate Class Inc., and Invesco Canada Fund Inc.; Director, Executive Vice President and Chief Financial Officer, Invesco, Inc.; formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2006).

Sheri Morris (1964) Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Vice President	Since 2012	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; formerly, Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Rudolf E. Reitmann (1971) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Head of Global Exchange Traded Funds Operations, Invesco PowerShares Capital Management LLC (since 2013).

*	This is the date the officer began serving the Trust. Each officer serves an indefinite term, until his or her successor is elected.

52

Trustees and Officers (continued)

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper (1968) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Senior Vice President, Invesco Distributors, Inc. (since 2014); Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Managing Director, Invesco PowerShares Global ETFs (since 2013); formerly, Managing Director, Credit Suisse Asset Management (2010–2013) and Lyxor Asset Management/Societe Generale (2007–2010).

Steven M. Hill (1964) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2013	Vice President and Treasurer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (since 2011); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Christopher Joe (1969) Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Chief Compliance Officer	Since 2012	U.S. Compliance Director, Invesco, Ltd. (since 2006); formerly, Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser) (2010-2013); formerly, Assistant Fund Accounting Manager, Invesco, Ltd. (1998-1999).

Anna Paglia (1974) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-Present); Head of Legal, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date the officer began serving the Trust. Each officer serves an indefinite term, until his or her successor is elected.

53

Board Considerations Regarding Continuation of Investment Advisory Agreement

At a meeting held on April 17, 2014, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the “Adviser”) and the Trust for the following 51 series (each, a “Fund” and collectively, the “Funds”):

PowerShares Aerospace & Defense Portfolio

PowerShares BuyBack Achievers™ Portfolio

PowerShares Cleantech™ Portfolio

PowerShares Dividend AchieversTM Portfolio

PowerShares DWA Momentum Portfolio

PowerShares DWA Basic Materials Momentum Portfolio

PowerShares DWA Consumer Cyclicals Momentum Portfolio

PowerShares DWA Consumer Staples Momentum Portfolio

PowerShares DWA Energy Momentum Portfolio

PowerShares DWA Financial Momentum Portfolio

PowerShares DWA Healthcare Momentum Portfolio

PowerShares DWA Industrials Momentum Portfolio

PowerShares DWA NASDAQ Momentum Portfolio

PowerShares DWA Technology Momentum Portfolio

PowerShares DWA Utilities Momentum Portfolio

PowerShares Dynamic Biotechnology & Genome Portfolio

PowerShares Dynamic Building & Construction Portfolio

PowerShares Dynamic Energy Exploration & Production Portfolio

PowerShares Dynamic Food & Beverage Portfolio

PowerShares Dynamic Large Cap Growth Portfolio

PowerShares Dynamic Large Cap Value Portfolio

PowerShares Dynamic Leisure and Entertainment Portfolio

PowerShares Dynamic Market Portfolio

PowerShares Dynamic Media Portfolio

PowerShares Dynamic Networking Portfolio

PowerShares Dynamic Oil & Gas Services Portfolio

PowerShares Dynamic Pharmaceuticals Portfolio

PowerShares Dynamic Retail Portfolio

PowerShares Dynamic Semiconductors Portfolio

PowerShares Dynamic Software Portfolio

PowerShares Financial Preferred Portfolio

PowerShares FTSE RAFI US 1000 Portfolio

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

PowerShares Fundamental Pure Large Core Portfolio

PowerShares Fundamental Pure Large Growth Portfolio

PowerShares Fundamental Pure Large Value Portfolio

PowerShares Fundamental Pure Mid Core Portfolio

PowerShares Fundamental Pure Mid Growth Portfolio

PowerShares Fundamental Pure Mid Value Portfolio

PowerShares Fundamental Pure Small Core Portfolio

PowerShares Fundamental Pure Small Growth Portfolio

PowerShares Fundamental Pure Small Value Portfolio

PowerShares Global Listed Private Equity Portfolio

PowerShares Golden Dragon China Portfolio

PowerShares High Yield Equity Dividend Achievers TM Portfolio

PowerShares International Dividend AchieversTM Portfolio

PowerShares S&P 500® High Quality Portfolio

PowerShares Water Resources Portfolio

PowerShares WilderHill Clean Energy Portfolio

PowerShares WilderHill Progressive Energy Portfolio

PowerShares Zacks Micro Cap Portfolio

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the costs of services provided and estimated profits realized by the Adviser, (iv) the extent to which economies of scale are realized as a Fund grows, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (vi) comparisons of services rendered to and amounts paid by other registered investment companies and (vii) any benefits realized by the Adviser from its relationship with each Fund. Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd., and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds, their underlying indexes and their primary benchmarks for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2013, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between each Fund and its underlying index. In reviewing the tracking error report, the Trustees considered information provided by Ibbotson Associates, a consultant to the Independent Trustees, with respect to general expected tracking error ranges and various

54

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

explanations for any tracking error. The Trustees noted that for each applicable period the correlation and tracking error for each Fund was within the targeted range set forth in the Trust’s registration statement. The Trustees concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s advisory fee and net expense ratio, as compared to information compiled by the Adviser from Lipper Inc. databases on the advisory fees and net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end actively-managed funds. The Trustees noted that the annual advisory fee charged to each Fund is:

—	0.50% of the Fund’s average daily net assets for each Fund other than PowerShares Dividend Achievers™ Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio, PowerShares International Dividend AchieversTM Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Large Value Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio, PowerShares Fundamental Pure Small Growth Portfolio, PowerShares Fundamental Pure Small Value Portfolio and PowerShares S&P 500® High Quality Portfolio;

—	0.40% of the Fund’s average daily net assets for each of PowerShares Dividend Achievers™ Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio and PowerShares International Dividend Achievers™ Portfolio; and

—	0.29% of the Fund’s average daily net assets for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Large Value Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio, PowerShares Fundamental Pure Small Growth Portfolio, PowerShares Fundamental Pure Small Value Portfolio and PowerShares S&P 500® High Quality Portfolio.

The Trustees also noted that the Adviser has agreed to waive a portion of its advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund’s average daily net assets, at least until August 31, 2015, as set forth below:

—	0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares DWA NASDAQ Momentum Portfolio and PowerShares Dynamic Market Portfolio;

—	0.50%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares Dividend Achievers™ Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio and PowerShares International Dividend Achievers™ Portfolio;

—	0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Large Value Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio, PowerShares Fundamental Pure Small Growth Portfolio and PowerShares Fundamental Pure Small Value Portfolio;

—	0.29%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for PowerShares S&P 500® High Quality Portfolio;

—

0.60%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for PowerShares DWA Basic Materials Momentum Portfolio, PowerShares DWA Consumer Cyclicals Momentum Portfolio, PowerShares DWA Consumer Staples Momentum Portfolio, PowerShares DWA Energy

55

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

Momentum Portfolio, PowerShares DWA Financial Momentum Portfolio, PowerShares DWA Healthcare Momentum Portfolio, PowerShares DWA Industrials Momentum Portfolio, PowerShares DWA Technology Momentum Portfolio and PowerShares DWA Utilities Momentum Portfolio (the Trustees noted that prior to December 17, 2013, licensing fees were excluded from the Expense Cap); and

—	0.60%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each other Fund.

The Trustees noted that the Adviser represented that it does not serve as the investment adviser to any clients, other than other ETFs also overseen by the Trustees, with comparable investment strategies as the Funds, but that the Adviser provides sub-advisory services to clients with comparable investment strategies as certain of the Funds. The Trustees further noted the Adviser’s explanation with respect to the sub-advisory fees it receives for such services in comparison to the advisory fees charged to the Funds. The Trustees noted that each Fund’s advisory fee was:

—	higher than the median advisory fee of its ETF peer funds (except for the advisory fee of each of PowerShares Financial Preferred Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Small Value Portfolio, PowerShares Global Listed Private Equity Portfolio, PowerShares Golden Dragon China Portfolio and PowerShares International Dividend Achievers™ Portfolio, which was equal to or lower than the median advisory fee of its ETF peer funds); and

—	higher than the median advisory fee of its open-end index peer funds (except for the advisory fee of each of PowerShares Dividend Achievers™ Portfolio, PowerShares DWA Momentum Portfolio, PowerShares DWA NASDAQ Momentum Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Growth Portfolio, PowerShares Fundamental Pure Small Value Portfolio and PowerShares High Yield Equity Dividend Achievers™ Portfolio, which was equal to or lower than the median advisory fee of its open-end index peer funds; and there was no comparable data for PowerShares Aerospace & Defense Portfolio, PowerShares Cleantech™ Portfolio, PowerShares DWA Basic Materials Momentum Portfolio, PowerShares DWA Consumer Cyclicals Momentum Portfolio, PowerShares DWA Consumer Staples Momentum Portfolio, PowerShares DWA Energy Momentum Portfolio, PowerShares DWA Financial Momentum Portfolio, PowerShares DWA Healthcare Momentum Portfolio, PowerShares DWA Industrials Momentum Portfolio, PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Building & Construction Portfolio, PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Food & Beverage Portfolio, PowerShares Dynamic Leisure and Entertainment Portfolio, PowerShares Dynamic Media Portfolio, PowerShares Dynamic Oil & Gas Services Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Retail Portfolio, PowerShares Financial Preferred Portfolio, PowerShares Global Listed Private Equity Portfolio, PowerShares Golden Dragon China Portfolio, PowerShares International Dividend Achievers™ Portfolio, PowerShares Water Resources Portfolio, PowerShares WilderHill Clean Energy Portfolio or PowerShares WilderHill Progressive Energy Portfolio); but

—	lower than the median advisory fee of its open-end actively-managed peer funds.

The Trustees determined that the advisory fees were reasonable, noting the complexity of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser. With respect to the Funds’ net expense ratios, the Trustees noted that the net expense ratio for each Fund was:

—	higher than the median net expense ratio of its ETF peer funds (except for the net expense ratio of each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Small Core Portfolio, PowerShares Golden Dragon China Portfolio, PowerShares International Dividend Achievers Portfolio and PowerShares S&P 500® High Quality Portfolio, which was equal to or less than the median net expense ratio of its ETF peer funds); and

—

higher than the median net expense ratio of its open-end index peer funds (except for the net expense ratio of each of PowerShares Dividend Achievers™ Portfolio, PowerShares DWA Momentum Portfolio, PowerShares DWA NASDAQ Momentum Portfolio, PowerShares DWA Technology Momentum Portfolio, PowerShares DWA Utilities Momentum Portfolio, PowerShares Dynamic Large Cap Growth Portfolio, PowerShares Dynamic Networking Portfolio, PowerShares Dynamic Semiconductors Portfolio, PowerShares Dynamic Software Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio, PowerShares Fundamental Pure Small Growth Portfolio, PowerShares Fundamental Pure Small Value Portfolio, PowerShares High Yield Equity

56

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

Dividend Achievers™ Portfolio and PowerShares S&P 500® High Quality Portfolio, which was lower than the median net expense ratio of its open-end index peer funds; and there was no comparable data for PowerShares Aerospace & Defense Portfolio, PowerShares Cleantech™ Portfolio, PowerShares DWA Basic Materials Momentum Portfolio, PowerShares DWA Consumer Cyclicals Momentum Portfolio, PowerShares DWA Consumer Staples Momentum Portfolio, PowerShares DWA Energy Momentum Portfolio, PowerShares DWA Financial Momentum Portfolio, PowerShares DWA Healthcare Momentum Portfolio, PowerShares DWA Industrials Momentum Portfolio, PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Building & Construction Portfolio, PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Food & Beverage Portfolio, PowerShares Dynamic Leisure and Entertainment Portfolio, PowerShares Dynamic Media Portfolio, PowerShares Dynamic Oil & Gas Services Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Retail Portfolio, PowerShares Financial Preferred Portfolio, PowerShares Global Listed Private Equity Portfolio, PowerShares Golden Dragon China Portfolio, PowerShares International Dividend Achievers™ Portfolio, PowerShares Water Resources Portfolio, PowerShares WilderHill Clean Energy Portfolio or PowerShares WilderHill Progressive Energy Portfolio); but

—	lower than the median net expense ratio of its open-end actively-managed peer funds.

The Trustees noted that a significant component of the non-advisory fee expenses was the license fees paid by the Funds, and noted those Funds for which license fees are included in the Funds’ Expense Caps.

The Board concluded that the advisory fee and expense ratio of each Fund (giving effect to the Fund’s Expense Cap) were reasonable and appropriate in light of the services provided.

In conjunction with their review of fees, the Trustees also considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for each Fund, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its profitability, as well as any profits or losses realized by the Adviser from its relationship to each Fund. The Trustees concluded that the estimated profitability to the Adviser of the advisory services provided to any of the Funds was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale are realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size, expense ratio and expense limitation agreed to by the Adviser. The Trustees noted that, for Funds whose expenses are higher than their respective Expense Caps, any reduction in that Fund’s expenses would be enjoyed by the Adviser, but that Fund shareholders benefit from the lower expense ratio as a result of the Fund’s Expense Cap. The Trustees also noted that the Excess Expense Agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than PowerShares Dynamic Market Portfolio and PowerShares DWA NASDAQ Momentum Portfolio, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate, noting the Fund expenses the Adviser has borne as a result of the Expense Cap.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationship with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund.

57

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invescopowershares.com.

©2014 Invesco PowerShares Capital Management LLC		P-PS-AR-1
3500 Lacey Road, Suite 700 Downers Grove, IL 60515
invescopowershares.com 800.983.0903	@PowerShares

April 30, 2014

2014 Annual Report to Shareholders

PBE	PowerShares Dynamic Biotechnology & Genome Portfolio

PKB	PowerShares Dynamic Building & Construction Portfolio

PXE	PowerShares Dynamic Energy Exploration & Production Portfolio

PBJ	PowerShares Dynamic Food & Beverage Portfolio

PEJ	PowerShares Dynamic Leisure and Entertainment Portfolio

PBS	PowerShares Dynamic Media Portfolio

PXQ	PowerShares Dynamic Networking Portfolio

PXJ	PowerShares Dynamic Oil & Gas Services Portfolio

PJP	PowerShares Dynamic Pharmaceuticals Portfolio

PMR	PowerShares Dynamic Retail Portfolio

PSI	PowerShares Dynamic Semiconductors Portfolio

PSJ	PowerShares Dynamic Software Portfolio

2

The Market Environment

Domestic Equity

The U.S. equity market rose to multiyear or all-time highs during the fiscal year ended April 30, 2014.1 Corporate earnings were resilient in the face of modest economic growth, driven by strong profitability across many sectors, and fundamentals for corporations and consumers remained relatively stable following significant recovery in prior years.

However, the fiscal year began with capital markets in the U.S. declining. In May and June 2013, equity and fixed income markets fell following then-U.S. Federal Reserve (the “Fed”) Chairman Ben Bernanke’s comments suggesting that the time was approaching to reduce, or “taper,” the size of its bond buying economic stimulus program. This sell-off was brief but broad, and few asset classes were immune. Markets stabilized in mid-summer and generally rose, with some brief interruptions, through the end of 2013. The Fed’s announcement in December that tapering of its bond purchases would begin in early 2014 had little effect on equities as the announcement was widely anticipated. After strong performance in the second half of 2013, the U.S. equity market turned volatile in the first four months of 2014 as investors worried that stocks may have risen too high, too fast in 2013. Adding to this investor uncertainty during 2014 was political upheaval in Ukraine and signs of economic sluggishness in the U.S. and China.

[1]	Source: Reuters

3

PBE	Manager’s Analysis
PowerShares Dynamic Biotechnology & Genome Portfolio (PBE)

As an index fund, the PowerShares Dynamic Biotechnology & Genome Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Biotech & Genome IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of biotechnology companies and genome companies that comprise the Index. These companies are engaged principally in the research, development, manufacture and marketing and distribution of various biotechnological products, services and processes, and are companies that benefit significantly from scientific and technological advances in biotechnology and genetic engineering and research.

NYSE Arca, Inc. (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider includes 30 biotechnology and genome stocks from a universe of the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ, after having ranked the stocks based on their capital appreciation potential using a proprietary NYSE Arca IntellidexSM model. The Index Provider separates them into two modified equally-weighted groups. The 8 top-ranked relatively larger stocks collectively receive 40% of the Index weighting (each stock receives on average a 5% weighting) and the 22 top-ranked relatively smaller stocks collectively receive 60% of the Index weighting (each stock receives on average a 2.7% weighting). The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2014, on a market price basis, the Fund returned 40.36%. On a net asset value (“NAV”) basis, the Fund returned 40.52%. During the same time period, the Index returned 41.13%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500 Biotech Index (the “Benchmark Index”) returned 30.46%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 15 securities. The Fund provided this comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a benchmark similar to the Index.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a useful representation of the biotech industry market. It is important to note, however, that the Index includes stocks from its Biotechnology & Genome Group Universe of which approximately 90% are considered pharmaceuticals, biotechnology & life sciences, while the remaining 10% of the Index contains stocks in other industry groups including materials, health care equipment & services, and technology hardware & equipment. The Benchmark Index contains 100% biotechnology companies. This Benchmark Index is relevant as a comparison, but the disparity compared to pure biotechnology exposure may produce potentially significant differences in performance when compared to the Fund. Relative to the Benchmark Index, the Fund was most overweight in the life sciences tool & services sub-industry and most underweight in the biotechnologies sector during the fiscal year ended April 30, 2014. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to specific stock performance within the biotechnology sub-industry as well as to the exposure disparity previously noted.

For the fiscal year ended April 30, 2014, the biotechnology sub-industry contributed most significantly to the Fund’s return, followed by the life sciences tools & services and chemicals sub-industries, respectively. Pharmaceuticals was the only detracting sub-industry.

Positions that contributed most significantly to the Fund’s return included Illumina, Inc., a life sciences tools & services company (portfolio average weight of 5.17%), and Alnylam Pharmaceuticals, a biotechnology company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Acorda Therapeutics, Inc. , a biotechnology company (portfolio average weight of 2.61%), and Dyax Corp., a biotechnology company (portfolio average weight of 1.02%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2014
Biotechnology	67.2
Life Sciences Tools & Services	18.8
Specialty Chemicals	5.8
Health Care Supplies	3.0
Pharmaceuticals	2.8
Electronic Equipment & Instruments	2.4
Money Market Funds Plus Other Assets Less Liabilities	(0.0)

4

PowerShares Dynamic Biotechnology & Genome Portfolio (PBE) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2014
Security
Sigma-Aldrich Corp.	5.8
Gilead Sciences, Inc.	5.4
Amgen, Inc.	5.1
Alexion Pharmaceuticals, Inc.	5.1
Regeneron Pharmaceuticals, Inc.	5.1
Biogen Idec, Inc.	4.8
Illumina, Inc.	4.5
Pharmacyclics, Inc.	3.9
Myriad Genetics, Inc.	3.6
Emergent Biosolutions, Inc.	3.3
Total	46.6

5

PowerShares Dynamic Biotechnology & Genome Portfolio (PBE) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of 4/30/14

	1 Year	3 Years Avg. Ann.††	3 Years Cumulative	5 Years Avg. Ann.††	5 Years Cumulative	Fund Inception†
Index						Avg. Ann.††	Cumulative
Dynamic Biotech & Genome IntellidexSM Index	41.13%	20.47%	74.83%	26.31%	221.54%	12.49%	183.45%
S&P Composite 1500 Biotech Index	30.46	38.23	164.13	27.69	239.40	16.54	287.76
Fund
NAV Return	40.52	19.72	71.61	25.33	209.27	11.93	171.22
Market Price Return	40.36	19.62	71.18	25.37	209.75	11.91	170.83

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2015. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Average annualized.

6

PKB	Manager’s Analysis
PowerShares Dynamic Building & Construction Portfolio (PKB)

As an index fund, the PowerShares Dynamic Building & Construction Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Building & Construction Intellidexsm Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of building and construction companies that comprise the Index. These companies are engaged primarily in providing construction and related engineering services for building and remodeling residential properties, commercial or industrial buildings, or working on large-scale infrastructure projects, such as highways, tunnels, bridges, dams, power lines and airports.

NYSE Arca, Inc. (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider includes 30 building and construction stocks from a universe of the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ, after having ranked companies based on their capital appreciation potential using a proprietary NYSE Arca Intellidexsm model. The Index Provider separates them into two modified equally-weighted groups. The 8 top-ranked relatively larger stocks collectively receive 40% of the Index weighting (each stock receives on average a 5% weighting) and the 22 top-ranked relatively smaller stocks collectively receive 60% of the Index weighting (each stock receives on average a 2.7% weighting). The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2014, on a market price basis, the Fund returned 12.58%. On a net asset value (“NAV”) basis, the Fund returned 12.42%. During the same time period, the Index returned 13.20%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500 Construction & Engineering Index (the “Benchmark Index”) returned 19.55%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 12 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of another building & construction industry benchmark.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of the building & construction industry market.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the building products sub-industry and most underweight in the construction & engineering sub-industry during the fiscal year ended April 30, 2014. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s allocation to the homebuilding sub-industry.

For the fiscal year ended April 30, 2014, the construction & engineering sub-industry contributed most significantly to the Fund’s return, followed by the construction materials and industrial machinery sectors, respectively. The homebuilding sub-industry detracted most significantly from the Fund’s return, followed by the forest products and oil & gas equipment & services sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included Ingersoll-Rand PLC, an industrial machinery company (no longer held at fiscal year-end), and Vulcan Materials Co., a construction materials company (portfolio average weight of 3.31%). Positions that detracted most significantly from the Fund’s return included PulteGroup, Inc., a homebuilding company (portfolio average weight of 2.34%), and Gibraltar Industries, Inc., a building products company (no longer held at fiscal year-end).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2014
Construction & Engineering	27.0
Construction Materials	13.4
Homebuilding	9.9
Home Improvement Retail	9.8
Construction Machinery & Heavy Trucks	8.4
Building Products	7.8
Forest Products	7.6
Home Furnishings	4.9
Heavy Electrical Equipment	3.0
Environmental & Facilities Services	2.8
Industrial Machinery	2.7
Oil & Gas Equipment & Services	2.7
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

7

PowerShares Dynamic Building & Construction Portfolio (PKB) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2014
Security
Quanta Services, Inc.	5.2
Fluor Corp.	5.1
Home Depot, Inc. (The)	5.0
Jacobs Engineering Group, Inc.	4.9
Vulcan Materials Co.	4.9
Mohawk Industries, Inc.	4.9
Lowe’s Cos., Inc.	4.8
PulteGroup, Inc.	4.6
Tutor Perini Corp.	3.4
Babcock & Wilcox Co. (The)	3.0
Total	45.8

8

PowerShares Dynamic Building & Construction Portfolio (PKB) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of 4/30/14

	1 Year	3 Years Avg. Ann.††	3 Years Cumulative	5 Years Avg. Ann.††	5 Years Cumulative	Fund Inception†
Index						Avg. Ann.††	Cumulative
Dynamic Building & Construction IntellidexSM Index	13.20%	17.39%	61.77%	17.64%	125.28%	6.22%	67.21%
S&P Composite 1500 Construction & Engineering Index	19.55	5.60	17.75	10.33	63.48	9.27	112.64
Fund
NAV Return	12.42	16.38	57.64	16.68	116.29	5.30	55.24
Market Price Return	12.58	16.45	57.93	16.65	116.00	5.30	55.21

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2015. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.69%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Average annualized.

9

PXE	Manager’s Analysis
PowerShares Dynamic Energy Exploration & Production Portfolio (PXE)

As an index fund, the PowerShares Dynamic Energy Exploration & Production Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Energy Exploration & Production Intellidexsm Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies engaged in energy exploration and production that comprise the Index. These companies are engaged principally in exploration, extraction and production of crude oil and natural gas from land-based or offshore wells.

NYSE Arca, Inc. (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider includes 30 energy exploration and production stocks from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ, after having ranked the stocks for investment potential using a proprietary model. The Index Provider splits stocks in the Energy Exploration & Production Industry Group Universe into quintiles based on market capitalization. The Index Provider includes 8 of the top-ranked relatively larger stocks which collectively receive 40% of the Index weighting (each stock receives on average a 5% weighting) and 22 of the top-ranked relatively smaller stocks which collectively receive 60% of the Index weighting (each stock receives on average a 2.7% weighting). The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2014, on a market price basis, the Fund returned 27.10%. On a net asset value (“NAV”) basis, the Fund returned 26.93%. During the same time period, the Index returned 27.79%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500 Oil & Gas Exploration & Production Index (the “Benchmark Index”) returned 30.94%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 36 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a similar energy exploration & production industry benchmark.

The Benchmark Index was selected for its recognition in the marketplace, and its shared exposure to the oil & gas exploration & production industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund employs a modified equal weighting and stock selection methodology whereas the indexes select and weight stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the oil & gas refining & marketing sub-industry and most underweight in the oil & gas exploration & production sub-industry during the fiscal year ended April 30, 2014. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweighting to the oil & gas refining & marketing sub-industry, which did not perform as well as the oil & gas exploration & production sub-industry.

For the fiscal year ended April 30, 2014, the oil & gas exploration & production sub-industry contributed most significantly to the Fund’s return, followed by the oil & gas refining & marketing and integrated oil & gas sub-industries, respectively. Gas utilities was the only detracting sub-industry.

Positions that contributed most significantly to the Fund’s return included Stone Energy Corp., an oil & gas exploration & production company (portfolio average weight of 2.94%), and Valero Energy Corp., an oil & gas refining & marketing company (portfolio average weight of 4.99%). Positions that detracted most significantly from the Fund’s return included Swift Energy Co., an oil & gas exploration & production company (no longer held at fiscal year-end), and CVR Refining LP, an oil & gas refining & marketing company (no longer held at fiscal year-end).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2014
Oil & Gas Exploration & Production	58.0
Oil & Gas Refining & Marketing	35.1
Integrated Oil & Gas	4.4
Gas Utilities	2.5
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2014
Security
Valero Energy Corp.	5.3
Phillips 66	4.9
Marathon Petroleum Corp.	4.9
Apache Corp.	4.8
Devon Energy Corp.	4.8
Marathon Oil Corp.	4.8
EOG Resources, Inc.	4.6
Occidental Petroleum Corp.	4.4
Clayton Williams Energy, Inc.	3.6
Comstock Resources, Inc.	3.4
Total	45.5

10

PowerShares Dynamic Energy Exploration & Production Portfolio (PXE) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of 4/30/14

	1 Year	3 Years Avg. Ann.††	3 Years Cumulative	5 Years Avg. Ann.††	5 Years Cumulative	Fund Inception†
Index						Avg. Ann.††	Cumulative
Dynamic Energy Exploration & Production IntellidexSM Index	27.79%	13.88%	47.68%	26.06%	218.38%	12.35%	169.38%
S&P Composite 1500 Oil & Gas Exploration & Production Index	30.94	5.02	15.84	16.51	114.67	9.60	118.21
Fund
NAV Return	26.93	13.01	44.33	25.12	206.60	11.62	154.88
Market Price Return	27.10	13.04	44.43	25.15	207.07	11.61	154.57

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2015. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.69%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Average annualized.

11

PBJ	Manager’s Analysis
PowerShares Dynamic Food & Beverage Portfolio (PBJ)

As an index fund, the PowerShares Dynamic Food & Beverage Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Food & Beverage IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of food and beverage companies that comprise the Index. These companies are engaged principally in the manufacture, sale or distribution of food and beverage products, agricultural products and products related to the development of new food technologies.

NYSE Arca, Inc. (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider includes 30 food and beverage stocks from a universe of the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ after having ranked the stocks based on their capital appreciation potential using a proprietary NYSE Arca IntellidexSM model. The Index Provider separates them into two modified equally-weighted groups. The 8 top-ranked relatively larger stocks collectively receive 40% of the Index weighting (each stock receives on average a 5% weighting) and the 22 top-ranked relatively smaller stocks collectively receive 60% of the Index weighting (each stock receives on average a 2.7% weighting). The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2014, on a market price basis, the Fund returned 15.25%. On a net asset value (“NAV”) basis, the Fund returned 15.16%. During the same time period, the Index returned 16.00%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500 Food Beverage & Tobacco Index (the “Benchmark Index”) returned 8.97%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 50 securities. The Fund provided this comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a similar food & beverage benchmark.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the food & beverage market.

The performance of the Fund differed from the Benchmark Index in part because the Fund employs a modified equal weighting and stock selection methodology whereas the Benchmark Index selects and weights stocks based on market capitalization. More specifically, the Fund benefited from exposure to the restaurant sub-industry and being overweight in the packaged foods & meats sub-industry during the fiscal year ended April 30, 2014. The Fund was most underweight in the tobacco sub-industry during the period. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to these sub-industry allocations.

For the fiscal year ended April 30, 2014, the packaged foods & meats sub-industry contributed most significantly to the Fund’s return, followed by the restaurants and food distributors sub-industries, respectively. The fertilizers & agricultural chemicals sub-industry detracted most significantly from the Fund’s return, followed by the soft drinks and data processing & outsourced services sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included Pilgrim’s Pride Corp., a packaged foods & meats company (portfolio average weight of 2.97%), and Andersons, Inc. (The), a food distributors company (portfolio average weight of 2.86%). Positions that detracted most significantly from the Fund’s return included Chiquita Brands International, Inc., a packaged foods & meats company (no longer held at fiscal year-end), and Starbucks Corp., a restaurants company (no longer held at fiscal year-end).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2014
Packaged Foods & Meats	45.7
Food Retail	20.3
Soft Drinks	10.8
Food Distributors	10.5
Agricultural Products	5.3
Restaurants	4.8
Distillers & Vintners	2.6
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2014
Security
Kroger Co. (The)	5.4
Archer-Daniels-Midland Co.	5.3
General Mills, Inc.	5.2
Mondelez International, Inc., Class A	5.1
Kraft Foods Group, Inc.	5.0
Sysco Corp.	5.0
Whole Foods Market, Inc.	4.5
Hershey Co. (The)	4.5
Pilgrim’s Pride Corp.	3.3
Andersons, Inc. (The)	3.0
Total	46.3

12

PowerShares Dynamic Food & Beverage Portfolio (PBJ) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of 4/30/14

	1 Year	3 Years Avg. Ann.††	3 Years Cumulative	5 Years Avg. Ann.††	5 Years Cumulative	Fund Inception†
Index						Avg. Ann.††	Cumulative
Dynamic Food & Beverage IntellidexSM Index	16.00%	12.99%	44.25%	18.59%	134.56%	9.25%	118.87%
S&P Composite 1500 Food Beverage & Tobacco Index	8.97	14.64	50.68	21.06	160.05	12.71	188.41
Fund
NAV Return	15.16	12.21	41.29	17.73	126.19	8.52	106.18
Market Price Return	15.25	12.13	40.98	17.72	126.10	8.52	106.25

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2015. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Average annualized.

13

PEJ	Manager’s Analysis
PowerShares Dynamic Leisure and Entertainment Portfolio (PEJ)

As an index fund, the PowerShares Dynamic Leisure and Entertainment Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Leisure & Entertainment IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of leisure companies and entertainment companies that comprise the Index. These companies are engaged principally in the design, production or distribution of goods or services in the leisure and entertainment industries.

NYSE Arca, Inc. (or the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider includes 30 leisure and entertainment stocks from a universe of the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ, after having ranked the stocks based on their capital appreciation potential using a proprietary NYSE Arca IntellidexSM model. The Index Provider separates them into two modified equally-weighted groups. The 8 top-ranked relatively larger stocks collectively receive 40% of the Index weighting (each stock receives on average a 5% weighting) and the 22 top-ranked relatively smaller stocks collectively receive 60% of the Index weighting (each stock receives on average a 2.7% weighting). The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2014, on a market price basis, the Fund returned 19.34%. On a net asset value (“NAV”) basis, the Fund returned 19.29%. During the same time period, the Index returned 20.19%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500 Hotels, Restaurants & Leisure Index (the “Benchmark Index”) returned 14.45%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 42 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to other indices in the leisure & entertainment industry.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the leisure & entertainment industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the movies & entertainment sub-industry and most underweight in the restaurants sub-industry during the fiscal year ended April 30, 2014. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to specific stock performance within the restaurants sub-industry.

For the fiscal year ended April 30, 2014, the restaurants sub-industry contributed most significantly to the Fund’s return, followed by the casinos & gaming and broadcasting sub-industries, respectively. The Internet retail sub-industry detracted most significantly from the Fund’s return, followed by the cable & satellite and hotel & resort REITs sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included Wynn Resorts Ltd., a casinos & gaming company (portfolio average weight of 3.41%), and Sonic Corp., a restaurants company (portfolio average weight of 2.88%). Positions that detracted most significantly from the Fund’s return included TripAdvisor, Inc., an Internet retail company (portfolio average weight of 0.75%), and Panera Bread Co., Class A, a restaurants company (portfolio average weight of 0.43%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2014
Restaurant	39.7
Hotels, Resorts & Cruise Lines	16.8
Casinos & Gaming	12.3
Internet Retail	11.7
Movies & Entertainment	10.8
Leisure Facilities	5.8
Cable & Satellite	3.0
Money Market Fund Plus Other Assets Less Liabilities	(0.1)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2014
Security
Marriott International, Inc., Class A	5.8
Walt Disney Co. (The)	5.3
Hilton Worldwide Holdings, Inc.	5.3
Las Vegas Sands Corp.	5.0
Chipotle Mexican Grill, Inc.	4.8
Priceline Group, Inc. (The)	4.6
Wynn Resorts Ltd.	4.6
TripAdvisor, Inc.	4.4
AMC Entertainment Holdings, Inc., Class A	3.0
Starz, Class A	3.0
Total	45.8

14

PowerShares Dynamic Leisure and Entertainment Portfolio (PEJ) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of 4/30/14

	1 Year	3 Years Avg. Ann.††	3 Years Cumulative	5 Years Avg. Ann.††	5 Years Cumulative	Fund Inception†
Index						Avg. Ann.††	Cumulative
Dynamic Leisure & Entertainment IntellidexSM Index	20.19%	20.39%	74.47%	26.82%	228.09%	10.91%	150.02%
S&P Composite 1500 Hotels, Restaurants & Leisure Index	14.45	15.63	54.62	21.79	167.97	11.39	159.94
Fund
NAV Return	19.29	19.44	70.38	25.66	213.32	10.26	137.43
Market Price Return	19.34	19.42	70.33	25.70	213.81	10.26	137.42

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2015. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.69%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Average annualized.

15

PBS	Manager’s Analysis
PowerShares Dynamic Media Portfolio (PBS)

As an index fund, the PowerShares Dynamic Media Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Media IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of media companies that comprise the Index. These companies are engaged principally in the development, production, sale and distribution of goods or services used in the media industry.

NYSE Arca, Inc. (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider includes 30 media stocks from a universe of the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ. NYSE Arca, Inc., after having ranked the stocks based on their capital appreciation potential using a proprietary NYSE Arca IntellidexSM model. The Index Provider separates them into two modified equally-weighted groups. The 8 top-ranked relatively larger stocks collectively receive 40% of the Index weighting (each stock receives on average a 5% weighting) and the 22 top-ranked relatively smaller stocks collectively receive 60% of the Index weighting (each stock receives on average a 2.7% weighting). The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2014, on a market price basis, the Fund returned 18.83%. On a net asset value (“NAV”) basis, the Fund returned 18.87%. During the same time period, the Index returned 19.74%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500 Media Index (the “Benchmark Index”) returned 25.33%. The S&P Composite 1500 Media Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 29 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a media industry benchmark.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the media industry market.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an index that employs a modified equal weighting and stock selection methodology whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the Internet software & services sub-industry and most underweight in the movies & entertainment sub-industry during the fiscal year ended April 30, 2014. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s allocation to the IT consulting & other services and advertising sub-industries.

For the fiscal year ended April 30, 2014, the Internet software & services sub-industry contributed most significantly to the Fund’s return, followed by the cable & satellite and broadcasting sub-industries, respectively. The IT consulting & other services sub-industry detracted most significantly from the Fund’s return, followed by the diversified support services and Internet retail sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included Yahoo! Inc., an Internet software & services company (no longer held at fiscal year-end), and Shutterstock, Inc., an Internet software & services company (portfolio average weight of 2.97%). Positions that detracted most significantly from the Fund’s return included Conversant Inc., an Internet software & services company (no longer held at fiscal year-end), and Acxiom Corp., an IT consulting & other services company (portfolio average weight of 0.41%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2014
Internet Software & Services	25.4
Cable & Satellite	19.5
Broadcasting	10.5
Advertising	8.5
Publishing	8.5
Movies & Entertainment	8.0
Internet Retail	6.1
IT Consulting & Other Services	5.1
Catalog Retail	3.0
Specialized Finance	2.8
Data Processing & Outsourced Services	2.6
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

16

PowerShares Dynamic Media Portfolio (PBS) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2014
Security
Time Warner Cable, Inc.	5.6
DIRECTV	5.5
Walt Disney Co. (The)	5.4
DISH Network Corp., Class A	5.3
Facebook, Inc., Class A	4.8
CBS Corp., Class B	4.8
Netflix, Inc.	4.0
HSN, Inc.	3.0
Starz, Class A	3.0
Blucora, Inc.	3.0
Total	44.4

17

PowerShares Dynamic Media Portfolio (PBS) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of 4/30/14

	1 Year	3 Years Avg. Ann.††	3 Years Cumulative	5 Years Avg. Ann.††	5 Years Cumulative	Fund Inception†
Index						Avg. Ann.††	Cumulative
Dynamic Media IntellidexSM Index	19.74%	16.68%	58.86%	25.46%	210.86%	6.69%	77.47%
S&P Composite 1500 Media Index	25.33	23.29	87.42	30.27	275.22	10.38	139.76
Fund
NAV Return	18.87	15.82	55.36	24.30	196.75	6.08	68.61
Market Price Return	18.83	15.79	55.23	24.25	196.14	6.07	68.47

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2015. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Average annualized.

18

PXQ	Manager’s Analysis
PowerShares Dynamic Networking Portfolio (PXQ)

As an index fund, the PowerShares Dynamic Networking Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Networking Intellidexsm Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of networking companies that comprise the Index. These companies are engaged principally in the development, manufacture, sale or distribution of products, services or technologies that support the flow of electronic information, including voice, data, images and commercial transactions.

NYSE Arca, Inc. (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider includes 30 common stocks of networking companies in the Index principally on the basis of their capital appreciation potential that NYSE Arca identifies pursuant to a proprietary selection methodology. The Index Provider includes networking stocks from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ, after having ranked the stocks for investment potential using a proprietary model. The Index Provider splits stocks in the Networking Group Universe into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller stocks are the bottom four quintiles. The Index Provider includes 8 of the top-ranked relatively larger stocks which collectively receive 40% of the Index weighting (each stock receives on average a 5% weighting) and 22 of the top-ranked relatively smaller stocks which collectively receive 60% of the Index weighting (each stock receives on average a 2.7% weighting). The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2014, on a market price basis, the Fund returned 25.80%. On a net asset value (“NAV”) basis, the Fund returned 25.69%. During the same time period, the Index returned 26.58%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500 Communications Equipment Index (the “Benchmark Index”) returned 22.58%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 27 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a similar networking industry benchmark.

The Benchmark Index was selected for its recognition in the marketplace, and its shared exposure to the communications equipment industry. These reasons make its performance relevant when comparing to the Fund’s performance. The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the systems software sub-industry and most underweight in the communications equipment sub-industry during the fiscal year ended April 30, 2014. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s allocation to the application software sub-industry.

For the fiscal year ended April 30, 2014, the communications equipment sub-industry contributed most significantly to the Fund’s return, followed by the systems software and electronic components sub-industries, respectively. Application software was the only detracting sector.

Positions that contributed most significantly to the Fund’s return included Finisar Corp., a communications equipment company (portfolio average weight of 3.03%), and Juniper Networks, Inc., a communications equipment company (portfolio average weight of 5.14%). Positions that detracted most significantly from the Fund’s return included Gigamon Inc., a systems software company (portfolio average weight of 1.63%), and SolarWinds, Inc., an application software company (portfolio average weight of 1.25%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2014
Communications Equipment	61.6
Systems Software	15.0
Electronic Components	8.8
Application Software	5.5
Internet Software & Services	3.2
Technology Hardware, Storage & Peripherals	3.0
Semiconductors	2.9
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

19

PowerShares Dynamic Networking Portfolio (PXQ) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2014
Security
Amphenol Corp., Class A	5.8
Cisco Systems, Inc.	5.7
QUALCOMM, Inc.	5.6
VMware, Inc., Class A	5.1
Motorola Solutions, Inc.	5.1
F5 Networks, Inc.	5.0
Juniper Networks, Inc.	4.9
Palo Alto Networks, Inc.	4.8
Finisar Corp.	3.2
CommScope Holding Co., Inc.	3.2
Total	48.4

20

PowerShares Dynamic Networking Portfolio (PXQ) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of 4/30/14

	1 Year	3 Years Avg. Ann.††	3 Years Cumulative	5 Years Avg. Ann.††	5 Years Cumulative	Fund Inception†
Index						Avg. Ann.††	Cumulative
Dynamic Networking IntellidexSM Index	26.58%	3.32%	10.29%	19.31%	141.74%	9.54%	124.11%
S&P Composite 1500 Communications Equipment Index	22.58	9.32	30.64	10.53	64.95	4.61	48.98
Fund
NAV Return	25.69	2.56	7.86	18.45	133.22	8.82	111.40
Market Price Return	25.80	2.54	7.83	18.41	132.81	8.82	111.33

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2015. According to the Fund’s current prospectus, the total gross annual operating expense ratio indicated as 0.75%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Average annualized.

21

PXJ	Manager’s Analysis
PowerShares Dynamic Oil & Gas Services Portfolio (PXJ)

As an index fund, the PowerShares Dynamic Oil & Gas Services Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Oil Services Intellidexsm Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that assist in the production, processing and distribution of oil and gas that comprise the Index. These companies are engaged in the drilling of oil and gas wells; manufacturing oil and gas field machinery and equipment; or providing services to the oil and gas industry, such as well analysis, platform and pipeline engineering and construction, logistics and transportation services, oil and gas well emergency management and geophysical data acquisition and processing.

NYSE Arca, Inc. (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider includes 30 common stocks of oil and gas services companies in the Index principally on the basis of their capital appreciation potential that NYSE Arca identifies pursuant to a proprietary selection methodology. The Index Provider includes stocks of companies that provide support for oil and gas operations from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ, after having ranked the stocks for investment potential using a proprietary model. The Index Provider splits stocks in the Oil Services Industry Group Universe into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller stocks are the bottom four quintiles. The Index Provider includes 8 of the top-ranked relatively larger stocks which collectively receive 40% of the Index weighting (each stock receives on average a 5% weighting) and 22 of the top-ranked relatively smaller stocks which collectively receive 60% of the Index weighting (each stock receives on average a 2.7% weighting). The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2014, on a market price basis, the Fund returned 24.94%. On a net asset value (“NAV”) basis, the Fund returned 24.98%. During the same time period, the Index returned 25.79%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500 Energy Equipment & Services Index (the “Benchmark Index”) returned 28.81%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 37 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a similar oil & gas services industry benchmark.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the oil & gas services industry market.

The performance of the Fund differed from the Benchmark Index in part because the Fund employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the oil & gas drilling sub-industry and most underweight in the oil & gas equipment & services sub-industry during the fiscal year ended April 30, 2014. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s allocation to the oil & gas equipment & services sub-industry as well as the Fund’s specific stock performance within this sub-industry.

For the fiscal year ended April 30, 2014, the oil & gas equipment & services sub-industry contributed most significantly to the Fund’s return, followed by the oil & gas drilling and oil & gas storage & transportation sectors, respectively. The specialty chemicals sub-industry detracted most significantly from the Fund’s return, followed by the diversified chemicals and steel sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included Helmerich & Payne, Inc., an oil & gas drilling company (portfolio average weight of 4.02%), and Baker Hughes Inc., an oil & gas equipment & services company (portfolio average weight of 4.57%). Positions that detracted most significantly from the Fund’s return included Noble Corp. PLC, an oil & gas drilling company (no longer held at fiscal year-end), and Transocean Ltd., an oil & gas drilling company (portfolio average weight of 4.25%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2014
Oil & Gas Equipment & Services	74.0
Oil & Gas Drilling	26.0
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

22

PowerShares Dynamic Oil & Gas Services Portfolio (PXJ) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2014
Security
Weatherford International Ltd.	5.9
Halliburton Co.	5.2
Baker Hughes, Inc.	5.2
Helmerich & Payne, Inc.	5.1
Schlumberger Ltd.	5.1
National Oilwell Varco, Inc.	4.8
Transocean Ltd.	4.7
Cameron International Corp.	4.7
Pioneer Energy Services Corp.	3.3
RPC, Inc.	3.1
Total	47.1

23

PowerShares Dynamic Oil & Gas Services Portfolio (PXJ) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of 4/30/14

	1 Year	3 Years Avg. Ann.††	3 Years Cumulative	5 Years Avg. Ann.††	5 Years Cumulative	Fund Inception†
Index						Avg. Ann.††	Cumulative
Dynamic Oil Services IntellidexSM Index	25.79%	2.88%	8.88%	17.59%	124.87%	7.32%	82.41%
S&P Composite 1500 Energy Equipment & Services Index	28.81	3.52	10.94	19.28	141.44	8.93	107.15
Fund
NAV Return	24.98	2.19	6.70	16.75	116.88	6.69	73.48
Market Price Return	24.94	2.17	6.67	16.70	116.47	6.68	73.41

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2015. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.62%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Average annualized.

24

PJP	Manager’s Analysis
PowerShares Dynamic Pharmaceuticals Portfolio (PJP)

As an index fund, the PowerShares Dynamic Pharmaceuticals Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Pharmaceutical Intellidexsm Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of pharmaceutical companies that comprise the Index. These companies are engaged principally in the research, development, manufacture, sale or distribution of pharmaceuticals and drugs of all types.

NYSE Arca, Inc. (or the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider includes 30 pharmaceuticals stocks from a universe of the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ after having ranked the stocks based on their capital appreciation potential using a proprietary NYSE Arca Intellidexsm model. The Index Provider separates them into two modified equally-weighted groups. The 8 top-ranked relatively larger stocks collectively receive 40% of the Index weighting (each stock receives on average a 5% weighting) and the 22 top-ranked relatively smaller stocks collectively receive 60% of the Index weighting (each stock receives on average a 2.7% weighting). The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2014, on a market price basis, the Fund returned 42.15%. On a net asset value (“NAV”) basis, the Fund returned 42.27%. During the same time period, the Index returned 43.10%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500 Pharmaceuticals Index (the “Benchmark Index”) returned 25.10%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 19 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a similar pharmaceuticals industry benchmark.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the pharmaceuticals industry market.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an index that employs a modified equal weighting and stock selection methodology whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Index, the Fund was most overweight in the biotechnology sub-industry and most underweight in the pharmaceuticals sub-industry during the fiscal year ended April 30, 2014. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to these allocations.

For the fiscal year ended April 30, 2014, the pharmaceuticals sub-industry contributed most significantly to the Fund’s return, followed by the biotechnology and health care equipment sub-industries, respectively. There were no detracting sectors.

Positions that contributed most significantly to the Fund’s return included Questcor Pharmaceuticals, Inc., a pharmaceuticals company (portfolio average weight of 3.17%), and Forest Laboratories, Inc., a pharmaceuticals company (portfolio average weight of 3.01%). Positions that detracted most significantly from the Fund’s return included VIVUS, Inc., a pharmaceuticals company (no longer held at fiscal year-end), and Medicines Co., a pharmaceuticals company (portfolio average weight of 2.71%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2014
Pharmaceuticals	72.8
Biotechnology	21.2
Health Care Equipment	6.0
Money Market Funds Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2014
Security
Johnson & Johnson	5.7
Merck & Co., Inc.	5.3
Eli Lilly & Co.	5.1
Pfizer, Inc.	5.0
Gilead Sciences, Inc.	4.9
Bristol-Myers Squibb Co.	4.8
Amgen, Inc.	4.6
Biogen Idec, Inc.	4.3
Questcor Pharmaceuticals, Inc.	4.0
Allergan, Inc.	3.8
Total	47.5

25

PowerShares Dynamic Pharmaceuticals Portfolio (PJP) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of 4/30/14

	1 Year	3 Years Avg. Ann.††	3 Years Cumulative	5 Years Avg. Ann.††	5 Years Cumulative	Fund Inception†
Index						Avg. Ann.††	Cumulative
Dynamic Pharmaceutical IntellidexSM Index	43.10%	32.22%	131.13%	35.10%	350.08%	18.20%	339.49%
S&P Composite 1500 Pharmaceuticals Index	25.10	22.40	83.40	22.67	177.75	9.68	126.60
Fund
NAV Return	42.27	31.37	126.73	34.20	335.30	17.47	315.79
Market Price Return	42.15	31.30	126.36	34.16	334.62	17.46	315.70

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2015. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Average annualized.

26

PMR	Manager’s Analysis
PowerShares Dynamic Retail Portfolio (PMR)

As an index fund, the PowerShares Dynamic Retail Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Retail Intellidexsm Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of retail companies that comprise the Index. These companies are engaged principally in operating general merchandise stores such as department stores, discount stores, warehouse clubs and superstores; specialty stores, including apparel, electronics, accessories and footwear stores; and home improvement and home furnishings stores.

NYSE Arca, Inc. (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider includes 30 retail stocks from a universe of the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ after having ranked the stocks based on their capital appreciation potential using a proprietary NYSE Arca Intellidexsm model. The Index Provider separates them into two modified equally-weighted groups. The 8 top-ranked relatively larger stocks collectively receive 40% of the Index weighting (each stock receives on average a 5% weighting) and the 22 top-ranked relatively smaller stocks collectively receive 60% of the Index weighting (each stock receives on average a 2.7% weighting). The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2014, on a market price basis, the Fund returned 14.81%. On a net asset value (“NAV”) basis, the Fund returned 14.81%. During the same time period, the Index returned 15.85%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period. In addition, this difference between Fund and index return appears slightly exaggerated due to a compounding effect on the index return caused by the Index’s lack of an expense ratio.

During this same time period, the S&P Composite 1500 Retailing Index (the “Benchmark Index”) returned 16.08%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 90 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a retail industry benchmark.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the retail industry market.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the food retail sub-industry and most underweight in the Internet retail sub-industry during the fiscal year ended April 30, 2014. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s allocation to the drug retail sub-industry.

For the fiscal year ended April 30, 2014, the drug retail sub-industry contributed most significantly to the Fund’s return, followed by the food retail and automotive retail sub-industries, respectively. The home improvement retail sub-industry detracted most significantly from the Fund’s return, followed by the apparel accessories & luxury goods and specialized consumer services sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included Rite Aid Corp., a drug retail company (portfolio average weight of 3.06%), and Walgreen Co., a drug retail company (portfolio average weight of 5.13%). Positions that detracted most significantly from the Fund’s return included Fairway Group Holdings Corp., a food retail company (no longer held at fiscal year-end), and Sears Hometown & Outlet Stores, Inc., a home improvement retail company (no longer held at fiscal year-end).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2014
Food Retail	23.6
Automotive Retail	15.8
Drug Retail	13.0
Apparel Retail	8.3
Specialty Stores	8.3
Department Stores	7.8
Trucking	6.0
Apparel, Accessories & Luxury Goods	4.7
Food Distributors	2.6
Homefurnishing Retail	2.6
Hypermarkets & Super Centers	2.6
Specialized Consumer Services	2.4
Forest Products	2.3
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

27

PowerShares Dynamic Retail Portfolio (PMR) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2014
Security
Kroger Co. (The)	5.5
Walgreen Co.	5.0
CVS Caremark Corp.	5.0
Macy’s, Inc.	5.0
AutoZone, Inc.	5.0
O’Reilly Automotive, Inc.	4.9
Michael Kors Holdings Ltd.	4.7
Whole Foods Market, Inc.	4.6
Asbury Automotive Group, Inc.	3.3
Avis Budget Group, Inc.	3.1
Total	46.1

28

PowerShares Dynamic Retail Portfolio (PMR) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of 4/30/14

	1 Year	3 Years Avg. Ann.††	3 Years Cumulative	5 Years Avg. Ann.††	5 Years Cumulative	Fund Inception†
Index						Avg. Ann.††	Cumulative
Dynamic Retail IntellidexSM Index	15.85%	17.50%	62.22%	20.11%	149.96%	11.39%	150.34%
S&P Composite 1500 Retailing Index	16.08	18.04	64.49	22.79	179.19	10.28	130.12
Fund
NAV Return	14.81	16.55	58.33	19.21	140.76	10.65	136.66
Market Price Return	14.81	16.51	58.15	19.20	140.70	10.64	136.43

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2015. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.74%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Average annualized.

29

PSI	Manager’s Analysis
PowerShares Dynamic Semiconductors Portfolio (PSI)

As an index fund, the PowerShares Dynamic Semiconductors Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Semiconductor Intellidexsm Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of semiconductor companies that comprise the Index. These companies are engaged principally in the manufacture of semiconductors.

NYSE Arca, Inc. (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider includes 30 semiconductor stocks from a universe of the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ, after having ranked companies based on their capital appreciation potential using a proprietary NYSE Arca Intellidexsm model. The Index Provider separates them into two modified equally weighted groups. The 8 top-ranked relatively larger stocks collectively receive 40% of the Index weighting (each stock receives on average a 5% weighting) and the 22 top-ranked relatively smaller stocks collectively receive 60% of the Index weighting (each stock receives on average a 2.7% weighting). The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2014, on a market price basis, the Fund returned 36.66%. On a net asset value (“NAV”) basis, the Fund returned 36.38%. During the same time period, the Index returned 37.53%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period. In addition, this difference between Fund and index return appears slightly exaggerated due to a compounding effect on the index’s return caused by the Index’s lack of an expense ratio.

During this same time period, the S&P Composite 1500 Semiconductor Index (the “Benchmark Index”) returned 24.81%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 62 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a similar semiconductors industry benchmark.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the semiconductors industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the semiconductor equipment sub-industry and most underweight in the semiconductors sub-industry during the fiscal year ended April 30, 2014. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed stock selection within the semiconductors sub-industry.

For the fiscal year ended April 30, 2014, the semiconductors sub-industry contributed most significantly to the Fund’s return, followed by the semiconductor equipment sub-sector. Communications equipment was the only detracting sub-industry.

Positions that contributed most significantly to the Fund’s return included Micron Technology, Inc., a semiconductors company (portfolio average weight of 5.59%), and Applied Micro Circuits Corp., a semiconductors company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included InterDigital, Inc., a communications equipment company (no longer held at fiscal year-end), and Semtech Corp., a semiconductors company (no longer held at fiscal year-end).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2014
Semiconductors	65.2
Semiconductor Equipment	29.7
Communications Equipment	5.1
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2014
Security
Micron Technology, Inc.	5.2
Intel Corp.	5.2
QUALCOMM, Inc.	5.1
Texas Instruments, Inc.	4.9
Applied Materials, Inc.	4.9
KLA-Tencor Corp.	4.8
Linear Technology Corp.	4.6
Xilinx, Inc.	4.4
Amkor Technology, Inc.	3.6
Kulicke & Soffa Industries, Inc.	3.4
Total	46.1

30

PowerShares Dynamic Semiconductors Portfolio (PSI) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of 4/30/14

	1 Year	3 Years Avg. Ann.††	3 Years Cumulative	5 Years Avg. Ann.††	5 Years Cumulative	Fund Inception†
Index						Avg. Ann.††	Cumulative
Dynamic Semiconductor IntellidexSM Index	37.53%	5.67%	17.99%	16.10%	110.94%	4.81%	51.52%
S&P Composite 1500 Semiconductor Index	24.81	6.67	21.36	16.93	118.55	4.12	42.93
Fund
NAV Return	36.38	4.88	15.36	15.25	103.32	4.06	42.21
Market Price Return	36.66	4.86	15.30	15.25	103.32	4.05	42.12

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2015. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 1.05%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Average annualized.

31

PSJ	Manager’s Analysis
PowerShares Dynamic Software Portfolio (PSJ)

As an index fund, the PowerShares Dynamic Software Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Software Intellidexsm Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of software companies that comprise the Index. These companies are engaged principally in the research, design, production or distribution of products or processes that relate to software applications and systems and information-based services.

NYSE Arca, Inc. (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider includes 30 software stocks from a universe of the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ, after having ranked the stocks based on their capital appreciation potential using a proprietary NYSE Arca Intellidexsm model. The Index Provider separates them into two modified equally weighted groups. The 8 top-ranked relatively larger stocks collectively receive 40% of the Index weighting (each stock receives on average a 5% weighting) and the 22 top-ranked relatively smaller stocks collectively receive 60% of the Index weighting (each stock receives on average a 2.7% weighting). The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2014, on a market price basis, the Fund returned 12.65%. On a net asset value (“NAV”) basis, the Fund returned 12.60%. During the same time period, the Index returned 13.41%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500 Software & Services Index (the “Benchmark Index”) returned 19.10%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 113 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a similar software industry benchmark.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the software industry market.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the application software sub-industry and underweight in the systems software sub-industry during the fiscal year ended April 30, 2014. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to both allocations.

For the fiscal year ended April 30, 2014, the application software sub-industry contributed most significantly to the Fund’s return, followed by the health care technology and home entertainment software sub-industries, respectively. The education services sub-industry detracted most significantly from the Fund’s return, followed by the Internet software & services and diversified support services sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included Adobe Systems Inc., an application software company (no longer held at fiscal year-end), and Medidata Solutions, Inc., a health care technology company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Demandware, Inc., an Internet software & services company (portfolio average weight of 0.38%), and Rovi Corp., a systems software company (no longer held at fiscal year-end).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2014
Application Software	39.7
Home Entertainment Software	14.3
Systems Software	13.6
Internet Software & Services	10.6
Data Processing & Outsourced Services	8.6
Health Care Technology	7.4
IT Consulting & Other Services	3.2
Communications Equipment	2.6
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

32

PowerShares Dynamic Software Portfolio (PSJ) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2014
Security
Microsoft Corp.	5.8
Activision Blizzard, Inc.	5.7
Electronic Arts, Inc.	5.5
Intuit, Inc.	5.4
Autodesk, Inc.	5.1
CA, Inc.	5.0
Cerner Corp.	4.6
LogMeIn, Inc.	3.3
Splunk, Inc.	3.2
Amdocs Ltd.	3.2
Total	46.8

33

PowerShares Dynamic Software Portfolio (PSJ) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of 4/30/14

	1 Year	3 Years Avg. Ann.††	3 Years Cumulative	5 Years Avg. Ann.††	5 Years Cumulative	Fund Inception†
Index						Avg. Ann.††	Cumulative
Dynamic Software IntellidexSM Index	13.41%	8.04%	26.12%	17.96%	128.39%	10.36%	139.28%
S&P Composite 1500 Software & Services Index	19.10	14.75	51.09	19.70	145.71	9.14	116.93
Fund
NAV Return	12.60	7.33	23.62	17.18	120.95	9.69	126.70
Market Price Return	12.65	7.28	23.47	17.16	120.76	9.67	126.35

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2015. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.74%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Average annualized.

34

Schedule of Investments(a)

PowerShares Dynamic Biotechnology & Genome Portfolio (PBE)

April 30, 2014

Number of Shares		Value
	Common Stocks—100.0%
	Biotechnology—67.2%
304,753	Acorda Therapeutics, Inc.(b)	$10,803,494
115,795	Alexion Pharmaceuticals, Inc.(b)	18,318,769
165,068	Amgen, Inc.	18,446,349
1,715,266	Arena Pharmaceuticals, Inc.(b)(c)	10,977,702
60,094	Biogen Idec, Inc.(b)	17,254,189
140,416	Cubist Pharmaceuticals, Inc.(b)	9,837,545
1,154,745	Dyax Corp.(b)	7,632,865
451,352	Emergent Biosolutions, Inc.(b)	11,897,639
247,268	Gilead Sciences, Inc.(b)	19,408,065
680,879	ImmunoGen, Inc.(b)	8,810,574
248,953	Insys Therapeutics, Inc.(b)	10,222,010
218,951	Isis Pharmaceuticals, Inc.(b)	5,826,286
155,288	Medivation, Inc.(b)	9,349,891
308,368	Myriad Genetics, Inc.(b)(c)	13,016,213
1,302,956	PDL BioPharma, Inc.(c)	11,062,097
147,645	Pharmacyclics, Inc.(b)	13,964,264
61,575	Regeneron Pharmaceuticals, Inc.(b)	18,281,002
613,539	Sangamo BioSciences, Inc.(b)(c)	8,491,380
301,796	Theravance, Inc.(b)(c)	8,124,348
110,100	United Therapeutics Corp.(b)	11,011,101

		242,735,783

	Electronic Equipment & Instruments—2.4%
108,777	FEI Co.	8,649,947

	Health Care Supplies—3.0%
257,767	Neogen Corp.(b)	10,768,216

	Life Sciences Tools & Services—18.8%
491,043	Bruker Corp.(b)	10,144,949
238,338	Fluidigm Corp.(b)	8,951,975
119,375	Illumina, Inc.(b)	16,217,094
604,241	Luminex Corp.(b)	11,607,470
125,685	Techne Corp.	11,224,927
100,234	Waters Corp.(b)	9,877,058

		68,023,473

	Pharmaceuticals—2.8%
870,332	Nektar Therapeutics(b)	10,243,807

	Specialty Chemicals—5.8%
216,827	Sigma-Aldrich Corp.	20,860,926

	Total Common Stocks (Cost $342,814,273)	361,282,152

	Money Market Fund—0.1%
156,353	Invesco Premier Portfolio—Institutional Class(d) (Cost $156,353)	156,353

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $342,970,626)—100.1%	361,438,505

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—10.6%
38,432,742	Invesco Liquid Assets Portfolio—Institutional Class(d)(e) (Cost $38,432,742)	$38,432,742

	Total Investments (Cost $381,403,368)—110.7%	399,871,247
	Other assets less liabilities—(10.7)%	(38,551,537)

	Net Assets—100.0%	$361,319,710

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2014.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2G. The following table presents the Fund's gross and net amount of assets available for offset by the Fund as of April 30, 2014.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
Brown Brothers Harriman & Co.	$38,022,906	$(38,022,906)	$—

*	Amount does not include excess collateral received, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Schedule of Investments(a)

PowerShares Dynamic Building & Construction Portfolio (PKB)

April 30, 2014

Number of Shares		Value
	Common Stocks—100.0%
	Building Products—7.8%
70,556	A.O. Smith Corp.	$3,299,198
38,167	Lennox International, Inc.	3,199,540
62,929	Universal Forest Products, Inc.	3,177,285

		9,676,023

	Construction & Engineering—27.0%
109,784	AECOM Technology Corp.(b)	3,559,197
82,756	Fluor Corp.	6,264,629
105,996	Jacobs Engineering Group, Inc.(b)	6,115,969
126,963	KBR, Inc.	3,221,051
182,581	Quanta Services, Inc.(b)	6,441,458
142,266	Tutor Perini Corp.(b)	4,211,074
75,410	URS Corp.	3,553,319

		33,366,697

	Construction Machinery & Heavy Trucks—8.4%
113,333	Manitowoc Co., Inc. (The)	3,601,723
60,632	Oshkosh Corp.	3,365,682
78,746	Terex Corp.	3,408,914

		10,376,319

	Construction Materials—13.4%
263,056	Headwaters, Inc.(b)	3,282,939
28,751	Martin Marietta Materials, Inc.	3,574,612
41,302	Texas Industries, Inc.(b)	3,580,883
94,638	Vulcan Materials Co.	6,106,990

		16,545,424

	Environmental & Facilities Services—2.8%
121,418	Tetra Tech, Inc.(b)	3,481,054

	Forest Products—7.6%
118,505	Boise Cascade Co.(b)	2,964,995
55,712	Deltic Timber Corp.	3,384,504
186,618	Louisiana-Pacific Corp.(b)	3,058,669

		9,408,168

	Heavy Electrical Equipment—3.0%
106,390	Babcock & Wilcox Co. (The)	3,701,308

	Home Furnishings—4.9%
45,428	Mohawk Industries, Inc.(b)	6,015,122

	Home Improvement Retail—9.8%
78,373	Home Depot, Inc. (The)	6,231,437
128,495	Lowe's Cos., Inc.	5,899,206

		12,130,643

	Homebuilding—9.9%
44,701	Cavco Industries, Inc.(b)	3,484,443
2,939	NVR, Inc.(b)	3,165,303
306,307	PulteGroup, Inc.	5,632,986

		12,282,732

	Industrial Machinery—2.7%
34,738	Hyster-Yale Materials Handling, Inc.	3,348,396

	Oil & Gas Equipment & Services—2.7%
108,335	Matrix Service Co.(b)	3,355,135

	Total Common Stocks (Cost $116,515,710)	123,687,021

Number of Shares		Value
	Money Market Fund—0.1%
85,769	Invesco Premier Portfolio—Institutional Class(c) (Cost $85,769)	$85,769

	Total Investments (Cost $116,601,479)—100.1%	123,772,790
	Other assets less liabilities—(0.1)%	(84,782)

	Net Assets—100.0%	$123,688,008

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Schedule of Investments(a)

PowerShares Dynamic Energy Exploration & Production Portfolio (PXE)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Gas Utilities—2.5%
132,040	Questar Corp.	$3,205,931

	Integrated Oil & Gas—4.4%
59,565	Occidental Petroleum Corp.	5,703,349

	Oil & Gas Exploration & Production—58.0%
72,512	Apache Corp.	6,294,042
27,104	Cimarex Energy Co.	3,228,628
32,327	Clayton Williams Energy, Inc.(b)	4,670,605
158,705	Comstock Resources, Inc.	4,411,999
66,130	Contango Oil & Gas Co.(b)	3,176,885
191,684	Denbury Resources, Inc.	3,224,125
89,245	Devon Energy Corp.	6,247,150
60,704	EOG Resources, Inc.	5,948,992
171,620	Marathon Oil Corp.	6,204,063
52,818	Murphy Oil Corp.	3,350,246
111,244	Newfield Exploration Co.(b)	3,765,609
70,677	Rosetta Resources, Inc.(b)	3,345,849
486,196	SandRidge Energy, Inc.(b)	3,335,305
42,521	SM Energy Co.	3,152,082
75,857	Southwestern Energy Co.(b)	3,632,033
87,253	Stone Energy Corp.(b)	4,279,760
208,091	W&T Offshore, Inc.	3,995,347
45,638	Whiting Petroleum Corp.(b)	3,364,433

		75,627,153

	Oil & Gas Refining & Marketing—35.1%
234,201	Alon USA Energy, Inc. (Israel)	3,815,134
220,222	Alon USA Partners LP (Israel)	4,054,287
112,968	Delek US Holdings, Inc. (Israel)	3,613,846
68,815	HollyFrontier Corp.	3,618,981
68,446	Marathon Petroleum Corp.	6,362,056
129,691	Northern Tier Energy LP	3,502,954
124,442	PBF Energy, Inc., Class A	3,830,325
76,801	Phillips 66	6,391,379
119,825	Valero Energy Corp.	6,850,395
86,035	Western Refining, Inc.	3,742,523

		45,781,880

	Total Common Stocks and Other Equity Interests (Cost $114,675,073)	130,318,313

	Money Market Fund—0.1%
53,397	Invesco Premier Portfolio—Institutional Class(c) (Cost $53,397)	53,397

	Total Investments (Cost $114,728,470)—100.1%	130,371,710
	Other assets less liabilities—(0.1)%	(98,812)

	Net Assets—100.0%	$130,272,898

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Schedule of Investments(a)

PowerShares Dynamic Food & Beverage Portfolio (PBJ)

April 30, 2014

Number of Shares		Value
	Common Stocks—100.0%
	Agricultural Products—5.3%
524,621	Archer-Daniels-Midland Co.	$22,941,676

	Distillers & Vintners—2.6%
143,378	Constellation Brands, Inc., Class A(b)	11,447,300

	Food Distributors—10.5%
211,851	Andersons, Inc. (The)	13,196,199
514,297	Spartan Stores, Inc.	11,077,957
591,327	Sysco Corp.	21,542,043

		45,816,199

	Food Retail—20.3%
507,857	Kroger Co. (The)	23,381,736
285,173	Natural Grocers by Vitamin Cottage, Inc.(b)	10,152,159
346,567	Safeway, Inc.	11,804,072
1,795,663	SUPERVALU, Inc.(b)	12,551,684
230,332	Weis Markets, Inc.	10,616,002
394,070	Whole Foods Market, Inc.	19,585,279

		88,090,932

	Packaged Foods & Meats—45.7%
221,000	Cal-Maine Foods, Inc.	13,178,230
785,528	Dean Foods Co.	12,442,763
404,525	Diamond Foods, Inc.(b)	12,366,329
425,735	General Mills, Inc.	22,572,470
201,282	Hershey Co. (The)	19,371,380
309,400	Hillshire Brands Co. (The)	11,030,110
125,085	J & J Snack Foods Corp.	11,707,956
385,373	Kraft Foods Group, Inc.	21,912,309
128,802	Lancaster Colony Corp.	12,220,734
625,906	Mondelez International, Inc., Class A	22,313,549
662,745	Pilgrim's Pride Corp. (Brazil)(b)	14,487,606
151,197	Sanderson Farms, Inc.	12,438,977
294,499	Tyson Foods, Inc., Class A	12,360,123

		198,402,536

	Restaurants—4.8%
202,227	Jack in the Box, Inc.(b)	10,827,233
1,212,728	Wendy's Co. (The)	10,077,770

		20,905,003

	Soft Drinks—10.8%
153,594	Coca-Cola Bottling Co. Consolidated	12,630,035
246,769	Coca-Cola Enterprises, Inc.	11,213,183
222,950	Dr Pepper Snapple Group, Inc.	12,355,889
156,999	Monster Beverage Corp.(b)	10,512,653

		46,711,760

	Total Common Stocks (Cost $417,487,581)	434,315,406

	Money Market Fund—0.0%
17,269	Invesco Premier Portfolio—Institutional Class(c) (Cost $17,269)	17,269

	Total Investments (Cost $417,504,850)—100.0%	434,332,675
	Other assets less liabilities—0.0%	38,675

	Net Assets—100.0%	$434,371,350

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Schedule of Investments(a)

PowerShares Dynamic Leisure and Entertainment Portfolio (PEJ)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.1%
	Cable & Satellite—3.0%
164,244	Starz, Class A(b)	$5,300,154

	Casinos & Gaming—12.3%
112,960	Las Vegas Sands Corp.	8,938,525
190,653	MGM Resorts International(b)	4,810,175
39,715	Wynn Resorts Ltd.	8,097,491

		21,846,191

	Hotels, Resorts & Cruise Lines—16.8%
430,668	Hilton Worldwide Holdings, Inc.(b)	9,401,483
193,180	Interval Leisure Group, Inc.	4,978,249
177,570	Marriott International, Inc., Class A	10,286,630
99,234	Royal Caribbean Cruises Ltd.	5,272,302

		29,938,664

	Internet Retail—11.7%
66,887	Expedia, Inc.	4,748,308
7,138	Priceline Group, Inc. (The)(b)	8,264,019
96,067	TripAdvisor, Inc.(b)	7,756,450

		20,768,777

	Leisure Facilities—5.8%
98,734	Cedar Fair LP	5,122,320
128,736	Six Flags Entertainment Corp.	5,167,463

		10,289,783

	Movies & Entertainment—10.8%
229,469	AMC Entertainment Holdings, Inc., Class A (China)(b)	5,309,913
170,815	Lions Gate Entertainment Corp.	4,531,722
119,162	Walt Disney Co. (The)	9,454,313

		19,295,948

	Restaurants—39.7%
186,527	ARAMARK Holdings Corp.	5,258,196
11,700	Biglari Holdings, Inc.(b)	5,019,534
95,501	Brinker International, Inc.	4,692,919
36,223	Buffalo Wild Wings, Inc.(b)	5,292,905
197,612	Burger King Worldwide, Inc.	5,163,602
17,035	Chipotle Mexican Grill, Inc.(b)	8,491,947
66,438	Domino's Pizza, Inc.	4,941,658
101,654	Dunkin' Brands Group, Inc.	4,626,274
104,572	Fiesta Restaurant Group, Inc.(b)	3,828,381
91,428	Jack in the Box, Inc.(b)	4,895,055
28,968	Panera Bread Co., Class A(b)	4,431,235
103,192	Papa John's International, Inc.	4,526,001
257,733	Sonic Corp.(b)	4,907,236
548,283	Wendy's Co. (The)	4,556,232

		70,631,175

	Total Common Stocks and Other Equity Interests (Cost $177,687,768)	178,070,692

Number of Shares		Value
	Money Market Fund—0.0%
14,105	Invesco Premier Portfolio—Institutional Class(c) (Cost $14,105)	$14,105

	Total Investments (Cost $177,701,873)—100.1%	178,084,797
	Other assets less liabilities—(0.1)%	(154,991)

	Net Assets—100.0%	$177,929,806

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Schedule of Investments(a)

PowerShares Dynamic Media Portfolio (PBS)

April 30, 2014

Number of Shares		Value
	Common Stocks—100.0%
	Advertising—8.5%
291,501	Interpublic Group of Cos., Inc. (The)	$5,077,947
96,351	Lamar Advertising Co., Class A(b)	4,809,842
68,251	Omnicom Group, Inc.	4,619,228

		14,507,017

	Broadcasting—10.5%
141,177	CBS Corp., Class B	8,154,384
787,417	Cumulus Media, Inc., Class A(b)	5,047,343
63,589	Scripps Networks Interactive, Inc., Class A	4,773,626

		17,975,353

	Cable & Satellite—19.5%
122,041	DIRECTV(b)	9,470,381
160,949	DISH Network Corp., Class A(b)	9,151,560
161,525	Starz, Class A(b)	5,212,412
67,480	Time Warner Cable, Inc.	9,545,721

		33,380,074

	Catalog Retail—3.0%
90,076	HSN, Inc.	5,228,011

	Data Processing & Outsourced Services—2.6%
18,113	Alliance Data Systems Corp.(b)	4,381,535

	Internet Retail—6.1%
112,607	HomeAway, Inc.(b)	3,673,240
21,241	Netflix, Inc.(b)	6,840,452

		10,513,692

	Internet Software & Services—25.4%
268,473	Blucora, Inc.(b)	5,168,105
25,701	CoStar Group, Inc.(b)	4,135,034
138,332	Facebook, Inc., Class A(b)	8,269,487
7,791	Google, Inc., Class A(b)	4,167,250
7,791	Google, Inc., Class C(b)	4,103,208
66,616	IAC/InterActiveCorp.	4,415,308
648,113	Monster Worldwide, Inc.(b)	4,465,499
51,975	Shutterstock, Inc.(b)	3,768,707
116,311	WebMD Health Corp.(b)	5,128,152

		43,620,750

	IT Consulting & Other Services—5.1%
138,749	Acxiom Corp.(b)	3,918,272
296,692	Sapient Corp.(b)	4,827,179

		8,745,451

	Movies & Entertainment—8.0%
167,987	Lions Gate Entertainment Corp.	4,456,695
117,181	Walt Disney Co. (The)	9,297,141

		13,753,836

	Publishing—8.5%
173,628	Gannett Co., Inc.	4,717,473
314,584	New York Times Co. (The), Class A	5,058,510
146,413	Scholastic Corp.	4,818,452

		14,594,435

	Specialized Finance—2.8%
64,847	McGraw-Hill Financial, Inc.	4,794,139

	Total Common Stocks (Cost $177,278,130)	171,494,293

Number of Shares		Value
	Money Market Fund—0.1%
104,364	Invesco Premier Portfolio—Institutional Class(c) (Cost $104,364)	$104,364

	Total Investments (Cost $177,382,494)—100.1%	171,598,657
	Other assets less liabilities—(0.1)%	(168,949)

	Net Assets—100.0%	$171,429,708

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Schedule of Investments(a)

PowerShares Dynamic Networking Portfolio (PXQ)

April 30, 2014

Number of Shares		Value
	Common Stocks—100.0%
	Application Software—5.5%
22,738	Netscout Systems, Inc.(b)	$885,873
18,701	SolarWinds, Inc.(b)	754,024

		1,639,897

	Communications Equipment—61.6%
32,962	ADTRAN, Inc.	739,338
30,091	ARRIS Group, Inc.(b)	785,074
42,106	Aruba Networks, Inc.(b)	832,436
90,241	Brocade Communications Systems, Inc.(b)	840,144
35,149	Ciena Corp.(b)	694,896
72,627	Cisco Systems, Inc.	1,678,410
35,702	CommScope Holding Co., Inc.(b)	952,529
14,095	F5 Networks, Inc.(b)	1,482,371
36,440	Finisar Corp.(b)	952,906
103,799	Infinera Corp.(b)	930,039
59,210	Juniper Networks, Inc.(b)	1,461,895
23,917	Motorola Solutions, Inc.	1,520,643
25,266	NETGEAR, Inc.(b)	816,092
22,253	Palo Alto Networks, Inc.(b)	1,414,846
21,029	QUALCOMM, Inc.	1,655,192
38,761	Riverbed Technology, Inc.(b)	753,901
231,530	Sonus Networks, Inc.(b)	757,103

		18,267,815

	Electronic Components—8.8%
17,988	Amphenol Corp., Class A	1,715,156
11,973	Belden, Inc.	883,727

		2,598,883

	Internet Software & Services—3.2%
20,636	LogMeIn, Inc.(b)	937,906

	Semiconductors—2.9%
20,500	Cavium, Inc.(b)	868,585

	Systems Software—15.0%
24,023	Barracuda Networks, Inc.(b)	620,514
27,364	Gigamon, Inc.(b)	431,530
37,418	Infoblox, Inc.(b)	734,141
20,836	Proofpoint, Inc.(b)	530,068
31,856	Qualys, Inc.(b)	614,502
16,484	VMware, Inc., Class A(b)	1,524,935

		4,455,690

	Technology Hardware, Storage & Peripherals—3.0%
75,622	QLogic Corp.(b)	875,703

	Total Common Stocks (Cost $25,878,033)	29,644,479

	Money Market Fund—0.2%
56,702	Invesco Premier Portfolio—Institutional Class(c) (Cost $56,702)	56,702

	Total Investments (Cost $25,934,735)—100.2%	29,701,181
	Other assets less liabilities—(0.2)%	(58,392)

	Net Assets—100.0%	$29,642,789

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Schedule of Investments(a)

PowerShares Dynamic Oil & Gas Services Portfolio (PXJ)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Oil & Gas Drilling—26.0%
73,073	Atwood Oceanics, Inc.(b)	$3,621,498
64,271	Helmerich & Payne, Inc.	6,983,044
150,378	Nabors Industries Ltd.	3,837,647
429,127	Parker Drilling Co.(b)	2,845,112
118,918	Patterson-UTI Energy, Inc.	3,868,403
303,667	Pioneer Energy Services Corp.(b)	4,545,895
103,809	Rowan Cos. PLC, Class A(b)	3,209,774
149,690	Transocean Ltd.	6,447,148

		35,358,521

	Oil & Gas Equipment & Services—74.0%
100,299	Baker Hughes, Inc.	7,010,900
145,149	Basic Energy Services, Inc.(b)	3,834,837
133,919	C&J Energy Services, Inc.(b)	4,025,605
99,079	Cameron International Corp.(b)	6,436,172
18,408	Core Laboratories NV	3,454,813
32,196	Dril-Quip, Inc.(b)	3,642,011
84,526	Exterran Holdings, Inc.	3,636,308
115,435	Exterran Partners LP	3,379,937
72,999	Gulfmark Offshore, Inc., Class A	3,285,685
111,350	Halliburton Co.	7,022,844
850,640	ION Geophysical Corp.(b)	3,742,816
382,931	Key Energy Services, Inc.(b)	3,844,627
82,381	National Oilwell Varco, Inc.	6,469,380
311,301	Newpark Resources, Inc.(b)	3,748,064
48,360	Oceaneering International, Inc.	3,543,821
36,484	Oil States International, Inc.(b)	3,544,056
188,033	RPC, Inc.	4,179,974
68,248	Schlumberger Ltd.	6,930,584
39,148	SEACOR Holdings, Inc.(b)	3,264,552
116,993	Superior Energy Services, Inc.	3,851,410
182,480	Tesco Corp.(b)	3,649,600
380,726	Weatherford International Ltd.(b)	7,995,246

		100,493,242

	Total Common Stocks and Other Equity Interests (Cost $115,195,614)	135,851,763

	Money Market Fund—0.1%
152,457	Invesco Premier Portfolio—Institutional Class(c) (Cost $152,457)	152,457

	Total Investments (Cost $115,348,071)—100.1%	136,004,220
	Other assets less liabilities—(0.1)%	(154,770)

	Net Assets—100.0%	$135,849,450

Notes	to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Schedule of Investments(a)

PowerShares Dynamic Pharmaceuticals Portfolio (PJP)

April 30, 2014

Number of Shares		Value
	Common Stocks—100.0%
	Biotechnology—21.2%
458,726	Amgen, Inc.	$51,262,631
166,994	Biogen Idec, Inc.(b)	47,947,317
202,239	Celgene Corp.(b)	29,731,155
687,168	Gilead Sciences, Inc.(b)	53,935,816
466,080	Ligand Pharmaceuticals, Inc.(b)	29,442,274
5,079,504	Novavax, Inc.(b)(c)	22,248,228

		234,567,421

	Health Care Equipment—6.0%
817,219	Abbott Laboratories	31,659,064
467,751	Baxter International, Inc.	34,047,595

		65,706,659

	Pharmaceuticals—72.8%
147,232	Actavis PLC(b)(c)	30,083,915
1,259,059	Akorn, Inc.(b)	31,753,468
255,971	Allergan, Inc.	42,450,231
1,057,215	Auxilium Pharmaceuticals, Inc.(b)	23,797,910
1,058,040	Bristol-Myers Squibb Co.	52,997,224
2,697,823	Depomed, Inc.(b)	37,796,500
954,375	Eli Lilly & Co.	56,403,562
407,298	Endo International PLC(b)	25,637,373
333,191	Forest Laboratories, Inc.(b)	30,623,585
751,124	Hospira, Inc.(b)	34,401,479
1,261,496	Impax Laboratories, Inc.(b)	32,988,120
617,560	Johnson & Johnson	62,552,652
757,951	Lannett Co., Inc.(b)	26,172,048
1,064,119	Medicines Co. (The)(b)	28,305,565
998,261	Merck & Co., Inc.	58,458,164
585,020	Mylan, Inc.(b)	29,707,316
197,684	Perrigo Co. PLC	28,636,504
1,771,734	Pfizer, Inc.	55,419,839
1,141,054	Prestige Brands Holdings, Inc.(b)	38,248,130
535,115	Questcor Pharmaceuticals, Inc.(c)	43,975,751
301,235	Salix Pharmaceuticals Ltd.(b)	33,135,850

		803,545,186

	Total Common Stocks (Cost $908,449,972)	1,103,819,266

	Money Market Fund—0.0%
384,664	Invesco Premier Portfolio—Institutional Class(d) (Cost $384,664)	384,664

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $908,834,636)—100.0%	1,104,203,930

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—5.3%
57,893,500	Invesco Liquid Assets Portfolio—Institutional Class(d)(e) (Cost $57,893,500)	$57,893,500

	Total Investments (Cost $966,728,136)—105.3%	1,162,097,430
	Other assets less liabilities—(5.3)%	(58,090,606)

	Net Assets—100.0%	$1,104,006,824

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2014.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2G. The following table presents the Fund's gross and net amount of assets available for offset by the Fund as of April 30, 2014.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
Citibank	$57,335,202	$(57,335,202)	$—

*	Amount does not include excess collateral received, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Schedule of Investments(a)

PowerShares Dynamic Retail Portfolio (PMR)

April 30, 2014

Number of Shares		Value
	Common Stocks—100.0%
	Apparel Retail—8.3%
12,531	Children's Place Retail Stores, Inc. (The)	$601,488
16,274	Foot Locker, Inc.	757,229
10,934	Jos. A. Bank Clothiers, Inc.(b)	705,790

		2,064,507

	Apparel, Accessories & Luxury Goods—4.7%
12,694	Michael Kors Holdings Ltd.(b)	1,157,693

	Automotive Retail—15.8%
5,330	Advance Auto Parts, Inc.	646,475
13,351	Asbury Automotive Group, Inc.(b)	824,291
2,311	AutoZone, Inc.(b)	1,233,820
8,249	O'Reilly Automotive, Inc.(b)	1,227,369

		3,931,955

	Department Stores—7.8%
7,332	Dillard's, Inc., Class A	718,023
21,508	Macy's, Inc.	1,235,204

		1,953,227

	Drug Retail—13.0%
17,014	CVS Caremark Corp.	1,237,258
103,002	Rite Aid Corp.(b)	751,914
18,314	Walgreen Co.	1,243,521

		3,232,693

	Food Distributors—2.6%
30,048	Spartan Stores, Inc.	647,234

	Food Retail—23.6%
20,262	Fresh Market, Inc. (The)(b)	751,720
29,672	Kroger Co. (The)	1,366,099
20,245	Safeway, Inc.	689,545
17,396	Sprouts Farmers Market, Inc.(b)	556,150
104,912	SUPERVALU, Inc.(b)	733,335
13,457	Weis Markets, Inc.	620,233
23,024	Whole Foods Market, Inc.	1,144,293

		5,861,375

	Forest Products—2.3%
22,940	Boise Cascade Co.(b)	573,959

	Homefurnishing Retail—2.6%
22,089	Aaron's, Inc.	650,963

	Hypermarkets & Super Centers—2.6%
6,672	PriceSmart, Inc.	640,779

	Specialized Consumer Services—2.4%
14,439	Sotheby's	607,304

	Specialty Stores—8.3%
9,597	Outerwall, Inc.(b)	665,552
7,104	Signet Jewelers Ltd.	719,777
31,237	Zale Corp.(b)	668,159

		2,053,488

	Trucking—6.0%
2,914	AMERCO	728,820
14,445	Avis Budget Group, Inc.(b)	759,663

		1,488,483

	Total Common Stocks (Cost $24,897,332)	24,863,660

Number of Shares		Value
	Money Market Fund—0.2%
47,800	Invesco Premier Portfolio—Institutional Class(c) (Cost $47,800)	$47,800

	Total Investments (Cost $24,945,132)—100.2%	24,911,460
	Other assets less liabilities—(0.2)%	(47,900)

	Net Assets—100.0%	$24,863,560

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Schedule of Investments(a)

PowerShares Dynamic Semiconductors Portfolio (PSI)

April 30, 2014

Number of Shares		Value
	Common Stocks—100.0%
	Communications Equipment—5.1%
13,284	QUALCOMM, Inc.	$1,045,584

	Semiconductor Equipment—29.7%
19,882	Advanced Energy Industries, Inc.(b)	435,018
92,149	Amkor Technology, Inc.(b)	732,585
52,750	Applied Materials, Inc.	1,005,415
52,607	Brooks Automation, Inc.	538,170
45,272	Entegris, Inc.(b)	502,066
38,069	GT Advanced Technologies, Inc.(b)	632,326
15,350	KLA-Tencor Corp.	982,246
47,273	Kulicke & Soffa Industries, Inc. (Singapore)(b)	695,386
10,546	Lam Research Corp.(b)	607,555

		6,130,767

	Semiconductors—65.2%
147,041	Advanced Micro Devices, Inc.(b)	601,398
16,308	Ambarella Inc.(b)	405,254
28,340	Cirrus Logic, Inc.(b)	631,982
46,271	Integrated Device Technology, Inc.(b)	539,982
40,393	Intel Corp.	1,078,089
20,243	International Rectifier Corp.(b)	527,128
42,887	Intersil Corp., Class A	529,226
72,064	Lattice Semiconductor Corp.(b)	606,779
21,351	Linear Technology Corp.	950,119
49,191	LSI Corp.	547,988
35,678	Marvell Technology Group Ltd.	565,853
11,978	Microchip Technology, Inc.	569,434
41,345	Micron Technology, Inc.(b)	1,079,931
23,658	Microsemi Corp.(b)	556,436
29,681	NVIDIA Corp.	548,208
31,588	OmniVision Technologies, Inc.(b)	616,914
58,408	ON Semiconductor Corp.(b)	549,619
15,385	Skyworks Solutions, Inc.(b)	631,554
22,245	Texas Instruments, Inc.	1,011,035
19,161	Xilinx, Inc.	904,208

		13,451,137

	Total Common Stocks (Cost $18,237,567)	20,627,488

	Money Market Fund—0.2%
37,623	Invesco Premier Portfolio—Institutional Class(c) (Cost $37,623)	37,623

	Total Investments (Cost $18,275,190)—100.2%	20,665,111
	Other assets less liabilities—(0.2)%	(44,119)

	Net Assets—100.0%	$20,620,992

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Schedule of Investments(a)

PowerShares Dynamic Software Portfolio (PSJ)

April 30, 2014

Number of Shares		Value
	Common Stocks—100.0%
	Application Software—39.7%
34,857	Aspen Technology, Inc.(b)	$1,498,502
57,192	Autodesk, Inc.(b)	2,746,360
47,283	Comverse, Inc.(b)	1,179,238
38,390	Intuit, Inc.	2,908,042
43,190	Manhattan Associates, Inc.(b)	1,361,781
43,088	Netscout Systems, Inc.(b)	1,678,708
78,622	Pegasystems, Inc.	1,302,767
47,502	PROS Holdings, Inc.(b)	1,301,555
41,630	PTC, Inc.(b)	1,472,453
32,347	Splunk, Inc.(b)	1,765,176
42,309	SS&C Technologies Holdings, Inc.(b)	1,646,666
40,507	Synopsys, Inc.(b)	1,523,873
9,858	Ultimate Software Group, Inc. (The)(b)	1,179,313

		21,564,434

	Communications Equipment—2.6%
73,450	Riverbed Technology, Inc.(b)	1,428,603

	Data Processing & Outsourced Services—8.6%
58,445	CSG Systems International, Inc.	1,540,610
17,413	DST Systems, Inc.	1,605,305
28,152	Jack Henry & Associates, Inc.	1,552,864

		4,698,779

	Health Care Technology—7.4%
48,887	Cerner Corp.(b)	2,507,903
23,916	Computer Programs & Systems, Inc.	1,509,817

		4,017,720

	Home Entertainment Software—14.3%
155,050	Activision Blizzard, Inc.	3,102,551
104,940	Electronic Arts, Inc.(b)	2,969,802
82,777	Take-Two Interactive Software, Inc.(b)	1,686,995

		7,759,348

	Internet Software & Services—10.6%
59,358	Constant Contact, Inc.(b)	1,534,998
30,266	Dealertrack Technologies, Inc.(b)	1,382,854
21,788	Demandware, Inc.(b)	1,081,338
39,103	LogMeIn, Inc.(b)	1,777,231

		5,776,421

	IT Consulting & Other Services—3.2%
36,791	Amdocs Ltd.	1,711,885

	Systems Software—13.6%
89,559	CA, Inc.	2,699,308
29,482	MICROS Systems, Inc.(b)	1,518,323
78,316	Microsoft Corp.	3,163,967

		7,381,598

	Total Common Stocks (Cost $55,225,112)	54,338,788

	Money Market Fund—0.1%
42,420	Invesco Premier Portfolio—Institutional Class(c) (Cost $42,420)	42,420

	Total Investments (Cost $55,267,532)—100.1%	54,381,208
	Other assets less liabilities—(0.1)%	(45,918)

	Net Assets—100.0%	$54,335,290

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

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Statements of Assets and Liabilities

April 30, 2014

	PowerShares Dynamic Biotechnology & Genome Portfolio (PBE)	PowerShares Dynamic Building & Construction Portfolio (PKB)	PowerShares Dynamic Energy Exploration & Production Portfolio (PXE)	PowerShares Dynamic Food & Beverage Portfolio (PBJ)	PowerShares Dynamic Leisure and Entertainment Portfolio (PEJ)
Assets:
Unaffiliated investments, at value(a)	$361,282,152	$123,687,021	$130,318,313	$434,315,406	$178,070,692
Affiliated investments, at value	38,589,095	85,769	53,397	17,269	14,105

Total investments, at value	399,871,247	123,772,790	130,371,710	434,332,675	178,084,797
Receivables:
Shares sold	3,860,934	—	3,761,291	—	—
Security lending	183,594	—	—	—	—
Dividends	3	34,159	19,765	341,753	7,722
Investments sold	—	—	—	—	—
Other assets	3,330	3,333	3,333	3,330	3,333

Total Assets	403,919,108	123,810,282	134,156,099	434,677,758	178,095,852

Liabilities:
Due to custodian	—	—	—	—	—
Payables:
Collateral upon return of securities loaned	38,432,742	—	—	—	—
Investments purchased	3,860,807	—	3,760,967	—	—
Expenses recaptured	8	269	1,029	236	—
Shares repurchased	—	—	—	—	—
Accrued advisory fees	151,453	51,420	48,553	177,820	69,001
Accrued trustees’ and officer’s fees	20,806	12,986	15,003	17,623	13,384
Accrued expenses	133,582	57,599	57,649	110,729	83,661

Total Liabilities	42,599,398	122,274	3,883,201	306,408	166,046

Net Assets	$361,319,710	$123,688,008	$130,272,898	$434,371,350	$177,929,806

Net Assets Consist of:
Shares of beneficial interest	$505,029,446	$135,385,959	$164,120,713	$455,031,119	$190,301,885
Undistributed net investment income (loss)	100,216	(42,142)	565,347	2,361,597	94,984
Undistributed net realized gain (loss)	(162,277,831)	(18,827,120)	(50,056,402)	(39,849,191)	(12,849,987)
Net unrealized appreciation (depreciation)	18,467,879	7,171,311	15,643,240	16,827,825	382,924

Net Assets	$361,319,710	$123,688,008	$130,272,898	$434,371,350	$177,929,806

Shares outstanding (unlimited amount authorized, $0.01 par value)	9,100,000	5,600,000	3,450,000	16,100,000	5,500,000
Net asset value	$39.71	$22.09	$37.76	$26.98	$32.35

Market price	$39.68	$22.10	$37.76	$26.99	$32.34

Unaffiliated investments, at cost	$342,814,273	$116,515,710	$114,675,073	$417,487,581	$177,687,768

Affiliated investments, at cost	$38,589,095	$85,769	$53,397	$17,269	$14,105

Total investments, at cost	$381,403,368	$116,601,479	$114,728,470	$417,504,850	$177,701,873

(a) Includes securities on loan with an aggregate value of	$38,022,906	$—	$—	$—	$—

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

PowerShares Dynamic Media Portfolio (PBS)	PowerShares Dynamic Networking Portfolio (PXQ)	PowerShares Dynamic Oil & Gas Services Portfolio (PXJ)	PowerShares Dynamic Pharmaceuticals Portfolio (PJP)	PowerShares Dynamic Retail Portfolio (PMR)	PowerShares Dynamic Semiconductors Portfolio (PSI)	PowerShares Dynamic Software Portfolio (PSJ)

$171,494,293	$29,644,479	$135,851,763	$1,103,819,266	$24,863,660	$20,627,488	$54,338,788
104,364	56,702	152,457	58,278,164	47,800	37,623	42,420

171,598,657	29,701,181	136,004,220	1,162,097,430	24,911,460	20,665,111	54,381,208

—	—	—	—	—	—	—
—	—	—	22,758	—	—	—
34,991	2,967	17,266	588,637	9,979	6,674	31,980
9,440,534	—	—	5,685,757	—	—	—
3,333	3,333	3,330	3,333	3,333	3,333	3,333

181,077,515	29,707,481	136,024,816	1,168,397,915	24,924,772	20,675,118	54,416,521

—	—	38,415	—	—	—	—

—	—	—	57,893,500	—	—	—
—	—	—	—	—	—	—
230	—	2	—	—	—	—
9,440,687	—	—	5,693,035	—	—	—
82,612	8,740	54,790	451,273	6,801	2,108	20,966

15,860	12,425	20,774	25,409	11,704	12,178	12,820
108,418	43,527	61,385	327,874	42,707	39,840	47,445

9,647,807	64,692	175,366	64,391,091	61,212	54,126	81,231

$171,429,708	$29,642,789	$135,849,450	$1,104,006,824	$24,863,560	$20,620,992	$54,335,290

$226,081,682	$61,208,649	$317,450,766	$914,427,185	$43,993,179	$72,440,999	$77,997,730
103,996	(22,986)	206,370	1,479,285	94,766	27,239	(31,202)
(48,972,133)	(35,309,320)	(202,463,835)	(7,268,940)	(19,190,713)	(54,237,167)	(22,744,914)
(5,783,837)	3,766,446	20,656,149	195,369,294	(33,672)	2,389,921	(886,324)

$171,429,708	$29,642,789	$135,849,450	$1,104,006,824	$24,863,560	$20,620,992	$54,335,290

7,200,000	950,000	4,850,000	19,150,000	750,000	1,000,000	1,600,000
$23.81	$31.20	$28.01	$57.65	$33.15	$20.62	$33.96

$23.79	$31.19	$28.00	$57.60	$33.14	$20.62	$33.93

$177,278,130	$25,878,033	$115,195,614	$908,449,972	$24,897,332	$18,237,567	$55,225,112

$104,364	$56,702	$152,457	$58,278,164	$47,800	$37,623	$42,420

$177,382,494	$25,934,735	$115,348,071	$966,728,136	$24,945,132	$18,275,190	$55,267,532

$—	$—	$—	$57,335,202	$—	$—	$—

49

Statements of Operations

For the year ended April 30, 2014

	PowerShares Dynamic Biotechnology & Genome Portfolio (PBE)	PowerShares Dynamic Building & Construction Portfolio (PKB)	PowerShares Dynamic Energy Exploration & Production Portfolio (PXE)	PowerShares Dynamic Food & Beverage Portfolio (PBJ)	PowerShares Dynamic Leisure and Entertainment Portfolio (PEJ)
Investment Income:
Unaffiliated dividend income	$957,330	$670,460	$2,223,133	$5,859,649	$1,754,661
Affiliated income money market	22	16	16	24	13
Securities lending income	885,463	—	—	—	—
Foreign withholding tax	—	—	—	—	(1,363)

Total Income	1,842,815	670,476	2,223,149	5,859,673	1,753,311

Expenses:
Advisory fees	1,343,663	523,017	529,009	1,405,861	787,937
Sub-licensing	80,620	31,381	31,740	84,352	47,276
Accounting & administration fees	54,518	36,058	36,058	54,855	37,183
Professional fees	27,439	27,166	30,127	28,895	30,721
Recapture (Note 3)	17,548	3,627	751	86,186	33,153
Trustees’ and officer’s fees	14,836	11,549	11,632	15,995	12,441
Custodian & transfer agent fees	4,827	2,796	3,674	5,173	4,434
Other expenses	55,445	23,423	31,496	47,505	39,627

Total Expenses	1,598,896	659,017	674,487	1,728,822	992,772

Waivers	(140)	(97)	(110)	(159)	(91)

Net Expenses	1,598,756	658,920	674,377	1,728,663	992,681

Net Investment Income (Loss)	244,059	11,556	1,548,772	4,131,010	760,630

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	2,190,355	(319,533)	(4,879,355)	6,006,456	6,260,496
In-kind redemptions	85,786,916	15,688,456	24,045,655	30,850,075	26,308,855
Net increase from payment by affiliate (see Note 3)	—	—	—	—	—

Net realized gain	87,977,271	15,368,923	19,166,300	36,856,531	32,569,351

Net change in unrealized appreciation (depreciation) on investment securities	(20,969,168)	(5,474,689)	4,474,440	(2,492,106)	(13,361,430)

Net realized and unrealized gain	67,008,103	9,894,234	23,640,740	34,364,425	19,207,921

Net increase in net assets resulting from operations	$67,252,162	$9,905,790	$25,189,512	$38,495,435	$19,968,551

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

PowerShares Dynamic Media Portfolio (PBS)	PowerShares Dynamic Networking Portfolio (PXQ)	PowerShares Dynamic Oil & Gas Services Portfolio (PXJ)	PowerShares Dynamic Pharmaceuticals Portfolio (PJP)	PowerShares Dynamic Retail Portfolio (PMR)	PowerShares Dynamic Semiconductors Portfolio (PSI)	PowerShares Dynamic Software Portfolio (PSJ)

$2,464,647	$162,230	$1,123,454	$8,685,113	$508,813	$194,619	$339,269
22	12	17	59	10	10	19
25,649	—	—	188,664	—	—	—
(4,068)	—	(5,647)	—	—	—	—

2,486,250	162,242	1,117,824	8,873,836	508,823	194,629	339,288

1,236,447	158,719	603,621	4,058,764	160,007	82,715	274,804
74,187	9,523	36,217	243,526	9,599	4,963	16,488
51,804	36,058	36,058	161,559	36,058	36,058	36,058
27,766	26,017	26,078	35,775	24,392	24,676	25,182
89,828	—	118	18,411	—	—	—
15,054	9,399	11,912	28,409	9,403	9,029	10,063
4,746	3,555	4,061	7,454	2,492	2,484	2,203
39,185	15,620	23,026	120,599	12,091	13,499	16,264

1,539,017	258,891	741,091	4,674,497	254,042	173,424	381,062

(141)	(58,971)	(110)	(408)	(52,899)	(69,257)	(34,897)

1,538,876	199,920	740,981	4,674,089	201,143	104,167	346,165

947,374	(37,678)	376,843	4,199,747	307,680	90,462	(6,877)

(5,690,425)	(2,329,271)	(7,924,363)	20,479,123	(1,513,014)	(344,266)	2,261,446
70,300,592	5,932,428	10,557,023	125,141,652	7,904,180	4,420,319	12,749,963

—	—	2,071,089	—	—	—	—

64,610,167	3,603,157	4,703,749	145,620,775	6,391,166	4,076,053	15,011,409

(27,651,727)	3,901,364	22,095,104	109,005,911	(3,531,138)	1,207,489	(8,514,120)

36,958,440	7,504,521	26,798,853	254,626,686	2,860,028	5,283,542	6,497,289

$37,905,814	$7,466,843	$27,175,696	$258,826,433	$3,167,708	$5,374,004	$6,490,412

51

Statements of Changes in Net Assets

For the years ended April 30, 2014 and 2013

	PowerShares Dynamic Biotechnology & Genome Portfolio (PBE)		PowerShares Dynamic Building & Construction Portfolio (PKB)
	2014	2013	2014	2013
Operations:
Net investment income (loss)	$244,059	$(265,369)	$11,556	$241,987
Net realized gain	87,977,271	12,127,152	15,368,923	8,903,971
Net change in unrealized appreciation (depreciation)	(20,969,168)	21,227,732	(5,474,689)	8,901,943

Net increase (decrease) in net assets resulting from operations	67,252,162	33,089,515	9,905,790	18,047,901

Distributions to Shareholders from:
Net investment income	—	—	—	(322,061)

Shareholder Transactions:
Proceeds from shares sold	370,953,512	79,409,291	98,038,267	117,839,052
Value of shares repurchased	(232,339,347)	(93,948,251)	(88,376,874)	(62,044,425)

Net increase (decrease) in net assets resulting from shares transactions	138,614,165	(14,538,960)	9,661,393	55,794,627

Increase in Net Assets	205,866,327	18,550,555	19,567,183	73,520,467

Net Assets:
Beginning of year	155,453,383	136,902,828	104,120,825	30,600,358

End of year	$361,319,710	$155,453,383	$123,688,008	$104,120,825

Undistributed net investment income (loss) at end of year	$100,216	$(143,843)	$(42,142)	$(72,549)

Changes in Shares Outstanding:
Shares sold	9,650,000	3,450,000	4,600,000	6,850,000
Shares repurchased	(6,050,000)	(4,100,000)	(4,300,000)	(3,700,000)
Shares outstanding, beginning of year	5,500,000	6,150,000	5,300,000	2,150,000

Shares outstanding, end of year	9,100,000	5,500,000	5,600,000	5,300,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

PowerShares Dynamic Energy Exploration & Production Portfolio (PXE)		PowerShares Dynamic Food & Beverage Portfolio (PBJ)		PowerShares Dynamic Leisure and Entertainment Portfolio (PEJ)		PowerShares Dynamic Media Portfolio (PBS)
2014	2013	2014	2013	2014	2013	2014	2013

$1,548,772	$1,477,559	$4,131,010	$1,693,886	$760,630	$321,637	$947,374	$881,044
19,166,300	2,451,491	36,856,531	9,879,651	32,569,351	7,601,493	64,610,167	22,114,907
4,474,440	11,077,590	(2,492,106)	12,783,411	(13,361,430)	5,981,019	(27,651,727)	11,226,828

25,189,512	15,006,640	38,495,435	24,356,948	19,968,551	13,904,149	37,905,814	34,222,779

(1,698,221)	(1,748,096)	(1,980,743)	(1,927,726)	(649,713)	(444,843)	(902,729)	(917,905)

188,944,898	85,567,201	418,924,441	213,982,354	250,556,813	98,219,830	437,394,072	167,843,900
(186,590,268)	(61,990,794)	(257,294,105)	(169,224,165)	(177,711,187)	(83,592,336)	(453,755,849)	(188,335,046)

2,354,630	23,576,407	161,630,336	44,758,189	72,845,626	14,627,494	(16,361,777)	(20,491,146)

25,845,921	36,834,951	198,145,028	67,187,411	92,164,464	28,086,800	20,641,308	12,813,728

104,426,977	67,592,026	236,226,322	169,038,911	85,765,342	57,678,542	150,788,400	137,974,672

$130,272,898	$104,426,977	$434,371,350	$236,226,322	$177,929,806	$85,765,342	$171,429,708	$150,788,400

$565,347	$264,270	$2,361,597	$211,330	$94,984	$(7,801)	$103,996	$59,351

5,850,000	3,000,000	16,150,000	9,800,000	7,900,000	4,300,000	18,700,000	9,950,000
(5,850,000)	(2,300,000)	(10,050,000)	(8,350,000)	(5,550,000)	(3,750,000)	(19,000,000)	(11,750,000)
3,450,000	2,750,000	10,000,000	8,550,000	3,150,000	2,600,000	7,500,000	9,300,000

3,450,000	3,450,000	16,100,000	10,000,000	5,500,000	3,150,000	7,200,000	7,500,000

53

Statements of Changes in Net Assets (continued)

For the years ended April 30, 2014 and 2013

	PowerShares Dynamic Networking Portfolio (PXQ)		PowerShares Dynamic Oil & Gas Services Portfolio (PXJ)
	2014	2013	2014	2013
Operations:
Net investment income (loss)	$(37,678)	$385,175	$376,843	$228,116
Net realized gain (loss)	3,603,157	(7,027,151)	4,703,749	(6,085,786)
Net change in unrealized appreciation (depreciation)	3,901,364	(2,041,654)	22,095,104	14,972,383

Net increase (decrease) in net assets resulting from operations	7,466,843	(8,683,630)	27,175,696	9,114,713

Distributions to Shareholders from:
Net investment income	(230,610)	(93,171)	(414,523)	(143,856)

Shareholder Transactions:
Proceeds from shares sold	15,967,749	11,278,766	89,598,341	149,307,907
Value of shares repurchased	(23,560,809)	(54,241,007)	(97,482,772)	(188,790,791)

Net increase (decrease) in net assets resulting from shares transactions	(7,593,060)	(42,962,241)	(7,884,431)	(39,482,884)

Increase (Decrease) in Net Assets	(356,827)	(51,739,042)	18,876,742	(30,512,027)

Net Assets:
Beginning of year	29,999,616	81,738,658	116,972,708	147,484,735

End of year	$29,642,789	$29,999,616	$135,849,450	$116,972,708

Undistributed net investment income (loss) at end of year	$(22,986)	$222,354	$206,370	$71,156

Changes in Shares Outstanding:
Shares sold	550,000	450,000	3,650,000	7,200,000
Shares repurchased	(800,000)	(2,200,000)	(4,000,000)	(9,200,000)
Shares outstanding, beginning of year	1,200,000	2,950,000	5,200,000	7,200,000

Shares outstanding, end of year	950,000	1,200,000	4,850,000	5,200,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

PowerShares Dynamic Pharmaceuticals Portfolio (PJP)		PowerShares Dynamic Retail Portfolio (PMR)		PowerShares Dynamic Semiconductors Portfolio (PSI)		PowerShares Dynamic Software Portfolio (PSJ)
2014	2013	2014	2013	2014	2013	2014	2013

$4,199,747	$5,001,201	$307,680	$1,272,606	$90,462	$135,816	$(6,877)	$(12,345)
145,620,775	24,761,162	6,391,166	3,492,860	4,076,053	(742,479)	15,011,409	2,492,754
109,005,911	57,938,799	(3,531,138)	(2,243,383)	1,207,489	(64,085)	(8,514,120)	2,706,450

258,826,433	87,701,162	3,167,708	2,522,083	5,374,004	(670,748)	6,490,412	5,186,859

(3,255,531)	(4,861,110)	(250,815)	(1,304,529)	(107,690)	(140,761)	—	—

645,323,430	215,166,666	52,577,848	63,080,768	20,754,635	10,919,661	50,413,954	36,626,496
(265,192,841)	(100,086,731)	(55,381,501)	(116,191,131)	(22,144,327)	(14,625,193)	(50,826,283)	(43,265,846)

380,130,589	115,079,935	(2,803,653)	(53,110,363)	(1,389,692)	(3,705,532)	(412,329)	(6,639,350)

635,701,491	197,919,987	113,240	(51,892,809)	3,876,622	(4,517,041)	6,078,083	(1,452,491)

468,305,333	270,385,346	24,750,320	76,643,129	16,744,370	21,261,411	48,257,207	49,709,698

$1,104,006,824	$468,305,333	$24,863,560	$24,750,320	$20,620,992	$16,744,370	$54,335,290	$48,257,207

$1,479,285	$535,069	$94,766	$37,901	$27,239	$44,467	$(31,202)	$(8,388)

12,600,000	6,050,000	1,600,000	2,500,000	1,150,000	750,000	1,500,000	1,350,000
(4,950,000)	(3,000,000)	(1,700,000)	(4,600,000)	(1,250,000)	(1,000,000)	(1,500,000)	(1,600,000)
11,500,000	8,450,000	850,000	2,950,000	1,100,000	1,350,000	1,600,000	1,850,000

19,150,000	11,500,000	750,000	850,000	1,000,000	1,100,000	1,600,000	1,600,000

55

Financial Highlights

PowerShares Dynamic Biotechnology & Genome Portfolio (PBE)

	Year Ended April 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$28.26	$22.26	$23.14	$19.67	$12.90
Net investment income (loss)(a)	0.03	(0.05)	(0.04)	(0.05)	0.06	(b)
Net realized and unrealized gain (loss) on investments	11.42	6.05	(0.84)	3.52	6.79
Total from investment operations	11.45	6.00	(0.88)	3.47	6.85
Distributions to shareholders from:
Net investment income	—	—	—	—	(0.06)
Return of capital	—	—	—	—	(0.02)
Total distributions	—	—	—	—	(0.08)
Net asset value at end of year	$39.71	$28.26	$22.26	$23.14	$19.67
Market price at end of year(c)	$39.68	$28.27	$22.21	$23.18	$19.68
Net Asset Value Total Return:(d)	40.52%	26.96%	(3.80)%	17.64%	53.19%
Market Price Total Return(d)	40.36%	27.29%	(4.18)%	17.78%	53.63%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$361,320	$155,453	$136,903	$217,553	$214,391
Ratio to average net assets of:
Expenses, after Waivers	0.59%	0.63%	0.63%	0.63%	0.63%
Expenses, prior to Waivers	0.59%	0.63%	0.64%	0.65%	0.61%
Net investment income (loss), after Waivers	0.09%	(0.20)%	(0.21)%	(0.23)%	0.36	%(b)
Portfolio turnover rate(e)	64%	53%	53%	81%	80%

PowerShares Dynamic Building & Construction Portfolio (PKB)

	Year Ended April 30,
	2014	2013	2012	2011		2010
Per Share Operating Performance:
Net asset value at beginning of year	$19.65	$14.23	$14.11	$13.92		$10.92
Net investment income(a)	0.00 (f)	0.07	0.02	0.68	(g)	0.01
Net realized and unrealized gain on investments	2.44	5.44	0.12	0.29	(h)	3.01
Total from investment operations	2.44	5.51	0.14	0.97		3.02
Distributions to shareholders from:
Net investment income	—	(0.09)	(0.02)	(0.66)		(0.02)
Return of capital	—	—	—	(0.12)		—
Total distributions	—	(0.09)	(0.02)	(0.78)		(0.02)
Net asset value at end of year	$22.09	$19.65	$14.23	$14.11		$13.92
Market price at end of year(c)	$22.10	$19.63	$14.20	$14.09		$13.92
Net Asset Value Total Return:(d)	12.42%	38.85%	0.99%	7.49%		27.65%
Market Price Total Return(d)	12.58%	39.01%	0.92%	7.34%		27.42%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$123,688	$104,121	$30,600	$40,204		$50,114
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.63%	0.63%	0.63%		0.63%
Expenses, prior to Waivers	0.63%	0.69%	1.01%	0.91%		0.76%
Net investment income, after Waivers	0.01%	0.44%	0.12%	5.25	%(g)	0.07%
Portfolio turnover rate(e)	117%	95%	72%	75%		59%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $1.41 per share owned of PDL BioPharma, Inc. on December 15, 2009. Net investment loss per share and the ratio of net investment loss to average net assets excluding the special dividend are $(0.03) and (0.18)%, respectively.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.
(f)	Amount represents less than $0.005.
(g)	Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $1.65 per share owned of Weyerhaeuser Co. on July 20, 2010. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.03 and 0.26%, respectively.
(h)	Due to the timing of creations and redemptions of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment securities and in-kind transactions for the period.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Financial Highlights (continued)

PowerShares Dynamic Energy Exploration & Production Portfolio (PXE)

	Year Ended April 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$30.27	$24.58	$27.67	$18.46	$13.17
Net investment income(a)	0.48	0.53	0.19	0.12	0.10
Net realized and unrealized gain (loss) on investments	7.55	5.81	(2.94)	9.21	5.27
Total from investment operations	8.03	6.34	(2.75)	9.33	5.37
Distributions to shareholders from:
Net investment income	(0.54)	(0.65)	(0.34)	(0.12)	(0.07)
Return of capital	—	—	—	—	(0.01)
Total distributions	(0.54)	(0.65)	(0.34)	(0.12)	(0.08)
Net asset value at end of year	$37.76	$30.27	$24.58	$27.67	$18.46
Market price at end of year(b)	$37.76	$30.23	$24.57	$27.65	$18.46
Net Asset Value Total Return:(c)	26.93%	26.14%	(9.86)%	50.80%	40.87%
Market Price Total Return(c)	27.10%	26.03%	(9.83)%	50.69%	41.08%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$130,273	$104,427	$67,592	$118,975	$59,983
Ratio to average net assets of:
Expenses, after Waivers	0.64%	0.65%	0.65%	0.63%	0.63%
Expenses, prior to Waivers	0.64%	0.69%	0.73%	0.76%	0.76%
Net investment income, after Waivers	1.46%	1.97%	0.81%	0.57%	0.62%
Portfolio turnover rate(d)	96%	80%	94%	57%	68%

PowerShares Dynamic Food & Beverage Portfolio (PBJ)

	Year Ended April 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$23.62	$19.77	$19.76	$16.00	$12.73
Net investment income(a)	0.38	0.26	0.22	0.24	0.20
Net realized and unrealized gain (loss) on investments	3.19	3.92	(0.03)	3.73	3.33
Total from investment operations	3.57	4.18	0.19	3.97	3.53
Distributions to shareholders from:
Net investment income	(0.21)	(0.33)	(0.18)	(0.21)	(0.26)
Net asset value at end of year	$26.98	$23.62	$19.77	$19.76	$16.00
Market price at end of year(b)	$26.99	$23.61	$19.77	$19.81	$16.01
Net Asset Value Total Return:(c)	15.16%	21.45%	1.02%	24.99%	28.08%
Market Price Total Return(c)	15.25%	21.40%	0.77%	25.23%	28.06%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$434,371	$236,226	$169,039	$91,881	$72,795
Ratio to average net assets of:
Expenses, after Waivers	0.61%	0.63%	0.63%	0.63%	0.63%
Expenses, prior to Waivers	0.61%	0.63%	0.64%	0.71%	0.74%
Net investment income, after Waivers	1.47%	1.28%	1.13%	1.39%	1.41%
Portfolio turnover rate(d)	145%	92%	134%	73%	65%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

Financial Highlights (continued)

PowerShares Dynamic Leisure and Entertainment Portfolio (PEJ)

	Year Ended April 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$27.23	$22.18	$19.34	$16.52	$10.65
Net investment income(a)	0.15	0.12	0.15	0.16	0.05
Net realized and unrealized gain on investments	5.10	5.09	2.82	2.81	5.88
Total from investment operations	5.25	5.21	2.97	2.97	5.93
Distributions to shareholders from:
Net investment income	(0.13)	(0.16)	(0.13)	(0.15)	(0.06)
Net asset value at end of year	$32.35	$27.23	$22.18	$19.34	$16.52
Market price at end of year(b)	$32.34	$27.21	$22.20	$19.34	$16.54
Net Asset Value Total Return:(c)	19.29%	23.67%	15.49%	18.03%	55.81%
Market Price Total Return(c)	19.34%	23.47%	15.59%	17.89%	56.29%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$177,930	$85,765	$57,679	$60,933	$62,794
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.63%	0.63%	0.63%	0.63%
Expenses, prior to Waivers	0.63%	0.69%	0.80%	0.78%	1.06%
Net investment income, after Waivers	0.48%	0.52%	0.80%	0.92%	0.41%
Portfolio turnover rate(d)	171%	93%	90%	58%	68%

PowerShares Dynamic Media Portfolio (PBS)

	Year Ended April 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$20.11	$14.84	$15.61	$13.68	$8.25
Net investment income(a)	0.09	0.12	0.08	0.07	0.06
Net realized and unrealized gain (loss) on investments	3.70	5.28	(0.76)	1.93	5.42
Total from investment operations	3.79	5.40	(0.68)	2.00	5.48
Distributions to shareholders from:
Net investment income	(0.09)	(0.13)	(0.09)	(0.07)	(0.05)
Return of capital	—	—	—	—	(0.00	)(e)
Total distributions	(0.09)	(0.13)	(0.09)	(0.07)	(0.05)
Net asset value at end of year	$23.81	$20.11	$14.84	$15.61	$13.68
Market price at end of year(b)	$23.79	$20.10	$14.84	$15.61	$13.70
Net Asset Value Total Return:(c)	18.87%	36.62%	(4.33)%	14.68%	66.55%
Market Price Total Return(c)	18.83%	36.55%	(4.33)%	14.51%	66.59%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$171,430	$150,788	$137,975	$156,881	$125,875
Ratio to average net assets of:
Expenses, after Waivers	0.62%	0.63%	0.63%	0.63%	0.63%
Expenses, prior to Waivers	0.62%	0.63%	0.65%	0.69%	0.77%
Net investment income, after Waivers	0.38%	0.71%	0.60%	0.57%	0.51%
Portfolio turnover rate(d)	120%	70%	89%	53%	50%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.
(e)	Amount represents less than $0.005.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Financial Highlights (continued)

PowerShares Dynamic Networking Portfolio (PXQ)

	Year Ended April 30,
	2014	2013		2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$25.00	$27.71		$29.20	$21.08	$13.56
Net investment income (loss)(a)	(0.04)	0.20	(b)	(0.06)	(0.10)	(0.09)
Net realized and unrealized gain (loss) on investments	6.44	(2.85)		(1.43)	8.33	7.61
Total from investment operations	6.40	(2.65)		(1.49)	8.23	7.52
Distributions to shareholders from:
Net investment income	(0.20)	(0.06)		—	—	—
Return of capital	—	—		—	(0.11)	—
Total distributions	(0.20)	(0.06)		—	(0.11)	—
Net asset value at end of year	$31.20	$25.00		$27.71	$29.20	$21.08
Market price at end of year(c)	$31.19	$24.97		$27.68	$29.20	$21.11
Net Asset Value Total Return:(d)	25.69%	(9.57)%		(5.10)%	39.08%	55.46%
Market Price Total Return(d)	25.80%	(9.58)%		(5.20)%	38.89%	55.45%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$29,643	$30,000		$81,739	$172,291	$47,437
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.64%		0.63%	0.63%	0.63%
Expenses, prior to Waivers	0.82%	0.75%		0.67%	0.70%	0.95%
Net investment income (loss), after Waivers	(0.12)%	0.81	%(b)	(0.22)%	(0.38)%	(0.50)%
Portfolio turnover rate(e)	69%	68%		84%	61%	29%

PowerShares Dynamic Oil & Gas Services Portfolio (PXJ)

	Year Ended April 30,
	2014		2013	2012		2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$22.49		$20.48	$26.38		$18.03	$13.09
Net investment income (loss)(a)	0.08		0.04	(0.01)		0.07	0.04
Net realized and unrealized gain (loss) on investments	5.53	(f)	2.00	(5.89)		8.36	4.98
Total from investment operations	5.61		2.04	(5.90)		8.43	5.02
Distributions to shareholders from:
Net investment income	(0.09)		(0.03)	(0.00	)(g)	(0.08)	(0.06)
Return of capital	—		—	—		—	(0.02)
Total distributions	(0.09)		(0.03)	(0.00	)(g)	(0.08)	(0.08)
Net asset value at end of year	$28.01		$22.49	$20.48		$26.38	$18.03
Market price at end of year(c)	$28.00		$22.49	$20.48		$26.38	$18.02
Net Asset Value Total Return:(d)	24.98	%(f)	9.95%	(22.36)%		46.84%	38.41%
Market Price Total Return(d)	24.94%		9.95%	(22.36)%		46.93%	38.13%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$135,849		$116,973	$147,485		$309,972	$170,358
Ratio to average net assets of:
Expenses, after Waivers	0.61%		0.62%	0.63%		0.63%	0.63%
Expenses, prior to Waivers	0.61%		0.62%	0.63%		0.64%	0.63%
Net investment income (loss), after Waivers	0.31%		0.18%	(0.03)%		0.36%	0.24%
Portfolio turnover rate(e)	259	%(f)	68%	70%		39%	56%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $1 per share owned of Tellabs, Inc. on December 24, 2012. Net investment loss per share and the ratio of net investment loss to average net assets excluding the special dividend are $(0.01) and (0.05)%, respectively.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.
(f)	Amount includes the effect of the Adviser pay-in for an economic loss of $0.43 per share. Had the pay-in not been made, the net asset value total return would have been 23.06%. In addition, the portfolio turnover calculation includes the value of securities purchased and sold related to this transaction.
(g)	Amount represents less than $0.005.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights (continued)

PowerShares Dynamic Pharmaceuticals Portfolio (PJP)

	Year Ended April 30,
	2014	2013		2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$40.72	$32.00		$26.15	$19.55	$13.91
Net investment income(a)	0.26	0.54	(b)	0.22	0.17	0.14
Net realized and unrealized gain on investments	16.90	8.72		5.83	6.56	5.76
Total from investment operations	17.16	9.26		6.05	6.73	5.90
Distributions to shareholders from:
Net investment income	(0.23)	(0.54)		(0.20)	(0.13)	(0.26)
Net asset value at end of year	$57.65	$40.72		$32.00	$26.15	$19.55
Market price at end of year(c)	$57.60	$40.72		$31.99	$26.17	$19.54
Net Asset Value Total Return:(d)	42.27%	29.25%		23.29%	34.55%	42.69%
Market Price Total Return(d)	42.15%	29.29%		23.16%	34.73%	42.51%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,104,007	$468,305		$270,385	$87,606	$57,662
Ratio to average net assets of:
Expenses, after Waivers	0.58%	0.63%		0.63%	0.63%	0.63%
Expenses, prior to Waivers	0.58%	0.63%		0.64%	0.76%	0.74%
Net investment income, after Waivers	0.52%	1.52	%(b)	0.77%	0.78%	0.83%
Portfolio turnover rate(e)	39%	24%		23%	9%	35%

PowerShares Dynamic Retail Portfolio (PMR)

	Year Ended April 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$29.12	$25.98	$21.88	$18.67	$14.64
Net investment income(a)	0.32	0.66	0.16	0.18	0.06
Net realized and unrealized gain on investments	3.99	3.11	4.17	3.21	4.08
Total from investment operations	4.31	3.77	4.33	3.39	4.14
Distributions to shareholders from:
Net investment income	(0.28)	(0.63)	(0.23)	(0.18)	(0.11)
Net asset value at end of year	$33.15	$29.12	$25.98	$21.88	$18.67
Market price at end of year(c)	$33.14	$29.11	$25.98	$21.90	$18.68
Net Asset Value Total Return:(d)	14.81%	14.87%	20.06%	18.35%	28.49%
Market Price Total Return(d)	14.81%	14.83%	19.95%	18.39%	28.56%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$24,864	$24,750	$76,643	$13,130	$24,273
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.63%	0.63%	0.63%	0.63%
Expenses, prior to Waivers	0.79%	0.74%	0.87%	1.63%	0.89%
Net investment income, after Waivers	0.96%	2.59%	0.75%	1.01%	0.44%
Portfolio turnover rate(e)	184%	83%	111%	102%	52%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $4 per share owned of Warner Chilcott PLC. on August 29, 2012. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.32 and 0.91%, respectively.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights (continued)

PowerShares Dynamic Semiconductors Portfolio (PSI)

	Year Ended April 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$15.22	$15.75	$18.19	$14.29	$10.39
Net investment income(a)	0.10	0.11	0.06	0.01	0.05
Net realized and unrealized gain (loss) on investments	5.41	(0.52)	(2.47)	3.92	3.91
Total from investment operations	5.51	(0.41)	(2.41)	3.93	3.96
Distribution to shareholder from:
Net investment income	(0.11)	(0.12)	(0.03)	(0.01)	(0.06)
Return of capital	—	—	—	(0.02)	(0.00	)(b)
Total distributions	(0.11)	(0.12)	(0.03)	(0.03)	(0.06)
Net asset value at end of year	$20.62	$15.22	$15.75	$18.19	$14.29
Market price at end of year(c)	$20.62	$15.19	$15.71	$18.20	$14.29
Net Asset Value Total Return:(d)	36.38%	(2.56)%	(13.20)%	27.57%	38.16%
Market Price Total Return(d)	36.66%	(2.50)%	(13.47)%	27.64%	38.16%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$20,621	$16,744	$21,261	$42,749	$28,573
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.63%	0.63%	0.63%	0.63%
Expenses, prior to Waivers	1.05%	1.05%	1.02%	0.97%	0.90%
Net investment income, after Waivers	0.55%	0.77%	0.42%	0.04%	0.39%
Portfolio turnover rate(e)	126%	91%	57%	64%	68%

PowerShares Dynamic Software Portfolio (PSJ)

	Year Ended April 30,
	2014		2013	2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$30.16		$26.87	$27.47	$22.54	$15.37
Net investment income (loss)(a)	(0.00	)(b)	(0.01)	(0.07)	(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments	3.80		3.30	(0.53)	5.00	7.24
Total from investment operations	3.80		3.29	(0.60)	4.93	7.17
Net asset value at end of year	$33.96		$30.16	$26.87	$27.47	$22.54
Market price at end of year(c)	$33.93		$30.12	$26.87	$27.48	$22.55
Net Asset Value Total Return:(d)	12.60%		12.24%	(2.19)%	21.87%	46.65%
Market Price Total Return(d)	12.65%		12.09%	(2.22)%	21.86%	46.71%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$54,335		$48,257	$49,710	$83,774	$67,626
Ratio to average net assets of:
Expenses, after Waivers	0.63%		0.63%	0.63%	0.63%	0.63%
Expenses, prior to Waivers	0.69%		0.74%	0.78%	0.77%	0.75%
Net investment income (loss), after Waivers	(0.01)%		(0.03)%	(0.29)%	(0.29)%	(0.38)%
Portfolio turnover rate(e)	150%		95%	100%	46%	33%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust

April 30, 2014

Note 1. Organization

PowerShares Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of April 30, 2014, the Trust offered fifty-three portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares Dynamic Biotechnology & Genome Portfolio (PBE)	“Dynamic Biotechnology & Genome Portfolio”
PowerShares Dynamic Building & Construction Portfolio (PKB)	“Dynamic Building & Construction Portfolio”
PowerShares Dynamic Energy Exploration & Production Portfolio (PXE)	“Dynamic Energy Exploration & Production Portfolio”
PowerShares Dynamic Food & Beverage Portfolio (PBJ)	“Dynamic Food & Beverage Portfolio”
PowerShares Dynamic Leisure and Entertainment Portfolio (PEJ)	“Dynamic Leisure and Entertainment Portfolio”
PowerShares Dynamic Media Portfolio (PBS)	“Dynamic Media Portfolio”
PowerShares Dynamic Networking Portfolio (PXQ)	“Dynamic Networking Portfolio”
PowerShares Dynamic Oil & Gas Services Portfolio (PXJ)	“Dynamic Oil & Gas Services Portfolio”
PowerShares Dynamic Pharmaceuticals Portfolio (PJP)	“Dynamic Pharmaceuticals Portfolio”
PowerShares Dynamic Retail Portfolio (PMR)	“Dynamic Retail Portfolio”
PowerShares Dynamic Semiconductors Portfolio (PSI)	“Dynamic Semiconductors Portfolio”
PowerShares Dynamic Software Portfolio (PSJ)	“Dynamic Software Portfolio”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc.

The market prices of each Fund’s Shares may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
Dynamic Biotechnology & Genome Portfolio	Dynamic Biotech & Genome IntellidexSM Index
Dynamic Building & Construction Portfolio	Dynamic Building & Construction IntellidexSM Index
Dynamic Energy Exploration & Production Portfolio	Dynamic Energy Exploration & Production IntellidexSM Index
Dynamic Food & Beverage Portfolio	Dynamic Food & Beverage IntellidexSM Index
Dynamic Leisure and Entertainment Portfolio	Dynamic Leisure & Entertainment IntellidexSM Index
Dynamic Media Portfolio	Dynamic Media IntellidexSM Index
Dynamic Networking Portfolio	Dynamic Networking IntellidexSM Index
Dynamic Oil & Gas Services Portfolio	Dynamic Oil Services IntellidexSM Index
Dynamic Pharmaceuticals Portfolio	Dynamic Pharmaceutical IntellidexSM Index
Dynamic Retail Portfolio	Dynamic Retail IntellidexSM Index
Dynamic Semiconductors Portfolio	Dynamic Semiconductor IntellidexSM Index
Dynamic Software Portfolio	Dynamic Software IntellidexSM Index

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

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A. Security Valuation

Securities, including restricted securities, are valued according to the following policies.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining NAV per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco PowerShares Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of each Fund’s investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

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B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Equity Risk. Equity risk is the risk that the value of the securities that each Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities a Fund holds participate or factors relating to specific companies in which the Funds invest. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, each Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund’s NAV.

Non-Diversified Fund Risk. Each Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These timing differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

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Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-dividend date.

E. Expenses

Expenses of the Trust that are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees, acquired fund fees and expenses, if any, and extraordinary expenses.

F. Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal period-end.

G. Securities Lending

During the fiscal year ended April 30, 2014, Dynamic Biotechnology & Genome Portfolio, Dynamic Media Portfolio, and Dynamic Pharmaceuticals Portfolio participated in securities lending. Each Fund loaned portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in an affiliated money market fund and is shown as such on the Schedule of Investments. It is the policy of the Fund to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to a Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. A Fund could experience delays and costs in gaining access to the collateral. A Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan is shown on the Statements of Assets and Liabilities, if any. Dynamic Media Portfolio no longer participates in securities lending.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. Each Fund has agreed to pay the Adviser an annual fee of 0.50% of the Fund’s average daily net assets.

The Adviser has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Trust on behalf of each Fund, pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, acquired fund fees and expenses, if any, and extraordinary expenses) of each Fund from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”), through at least August 31, 2015. Offering costs excluded from the Expense Cap are: (a) initial legal fees pertaining to the Funds’ Shares offered for sale; (b) initial Securities and Exchange Commission and state registration fees; and (c) initial fees paid to be listed on an exchange. Unless the Adviser continues the Expense Agreement, it will terminate on August 31, 2015. The Expense Agreement cannot be terminated during its term. The Adviser did not waive fees and/or pay fund expenses during the period under this Expense Cap for Dynamic Biotechnology & Genome Portfolio, Dynamic Building & Construction Portfolio, Dynamic Energy Exploration & Production Portfolio, Dynamic Food & Beverage Portfolio, Dynamic Leisure and Entertainment Portfolio, Dynamic Media Portfolio, Dynamic Oil & Gas Services Portfolio and Dynamic Pharmaceuticals Portfolio.

Further, through August 31, 2015, the Adviser has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration.

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For the fiscal year ended April 30, 2014, the Adviser waived fees and/or paid Fund expenses for each Fund, in the following amounts:

Dynamic Biotechnology & Genome Portfolio	$140
Dynamic Building & Construction Portfolio	97
Dynamic Energy Exploration & Production Portfolio	110
Dynamic Food & Beverage Portfolio	159
Dynamic Leisure and Entertainment Portfolio	91
Dynamic Media Portfolio	141
Dynamic Networking Portfolio	58,971
Dynamic Oil & Gas Services Portfolio	110
Dynamic Pharmaceuticals Portfolio	408
Dynamic Retail Portfolio	52,899
Dynamic Semiconductors Portfolio	69,257
Dynamic Software Portfolio	34,897

For the fiscal year ended April 30, 2014, the Adviser reimbursed Dynamic Oil & Gas Services Portfolio for an economic loss of $2,071,089 as a result of trading related activity.

The Expense Agreement provides that the fees waived or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years, but no recapture payment will be made by a Fund if it would result in the Fund exceeding its Expense Cap as specified above.

For the following Funds, the amounts available for potential future recapture by the Adviser under the Expense Agreement and the expiration schedule at April 30, 2014 are as follows:

	Total Potential Recapture Amounts	Potential Recapture Amounts Expiring
		04/30/15	04/30/16	04/30/17
Dynamic Building & Construction Portfolio	$142,366	$107,359	$35,007	$—
Dynamic Energy Exploration & Production Portfolio	92,885	61,176	31,709	—
Dynamic Leisure and Entertainment Portfolio	127,087	87,312	39,775	—
Dynamic Networking Portfolio	159,129	47,952	52,287	58,890
Dynamic Retail Portfolio	196,433	87,876	55,726	52,831
Dynamic Semiconductors Portfolio	242,025	99,564	73,270	69,191
Dynamic Software Portfolio	168,423	81,932	51,699	34,792

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with NYSE Arca, Inc. (the “Licensor”). Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

66

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of April 30, 2014, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Note 5. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2014 and 2013:

	2014	2013
	Ordinary Income	Ordinary Income
Dynamic Biotechnology & Genome Portfolio	$—	$—
Dynamic Building & Construction Portfolio	—	322,061
Dynamic Energy Exploration & Production Portfolio	1,698,221	1,748,096
Dynamic Food & Beverage Portfolio	1,980,743	1,927,726
Dynamic Leisure and Entertainment Portfolio	649,713	444,843
Dynamic Media Portfolio	902,729	917,905
Dynamic Networking Portfolio	230,610	93,171
Dynamic Oil & Gas Services Portfolio	414,523	143,856
Dynamic Pharmaceuticals Portfolio	3,255,531	4,861,110
Dynamic Retail Portfolio	250,815	1,304,529
Dynamic Semiconductors Portfolio	107,690	140,761
Dynamic Software Portfolio	—	—

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)— Investment Securities	Capital Loss Carryforward	Late-Year Ordinary/Post- October Deferrals*	Shares of Beneficial Interest	Total Net Assets
Dynamic Biotechnology & Genome Portfolio	$118,672	$(18,456)	$17,217,938	$(161,027,890)	$—	$505,029,446	$361,319,710
Dynamic Building & Construction Portfolio**	—	(11,510)	6,464,553	(18,120,362)	(30,632)	135,385,959	123,688,008
Dynamic Energy Exploration & Production Portfolio**	578,872	(13,525)	13,644,046	(46,293,072)	(1,764,136)	164,120,713	130,272,898
Dynamic Food & Beverage Portfolio**	2,376,985	(15,388)	16,384,028	(37,742,870)	(1,662,524)	455,031,119	434,371,350
Dynamic Leisure and Entertainment Portfolio	106,596	(11,612)	235,988	(12,703,051)	—	190,301,885	177,929,806
Dynamic Media Portfolio**	117,724	(13,728)	(6,229,290)	(45,120,240)	(3,406,440)	226,081,682	171,429,708
Dynamic Networking Portfolio**	—	(11,180)	3,640,116	(34,331,855)	(862,941)	61,208,649	29,642,789
Dynamic Oil & Gas Services Portfolio**	225,630	(19,260)	17,530,051	(194,929,118)	(4,408,619)	317,450,766	135,849,450
Dynamic Pharmaceuticals Portfolio	1,500,129	(20,844)	191,188,182	(3,087,828)	—	914,427,185	1,104,006,824
Dynamic Retail Portfolio**	105,226	(10,460)	(109,330)	(17,702,697)	(1,412,358)	43,993,179	24,863,560
Dynamic Semiconductors Portfolio**	38,219	(10,980)	2,385,064	(54,177,813)	(54,497)	72,440,999	20,620,992
Dynamic Software Portfolio**	—	(11,496)	(911,072)	(22,720,166)	(19,706)	77,997,730	54,335,290

*	Includes net capital losses incurred after October 31(“Post-October Capital Losses”) and the combination of ordinary losses incurred after December 31 within the taxable year and specified losses incurred after October 31 within the taxable year (“Late-Year Ordinary Losses”), that are deemed to arise on the first business day of each Fund’s next taxable year.

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**	The Dynamic Building & Construction Portfolio, Dynamic Energy Exploration & Production Portfolio, Dynamic Food & Beverage Portfolio, Dynamic Media Portfolio, Dynamic Networking Portfolio, Dynamic Oil & Gas Services Portfolio, Dynamic Retail Portfolio, Dynamic Semiconductors Portfolio and Dynamic Software Portfolio incurred and will elect to defer Late-Year Ordinary Losses of $30,632, $0, $0, $0, $11,806, $0, $0, $0 and $19,706 and Post-October Capital Losses of $0, $1,764,136, $1,662,524, $3,406,440, $851,135, $4,408,619, $1,412,358, $54,497 and $0, respectively.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under Internal Revenue Code and related regulations based on the results of future transactions.

The following Funds have capital loss carryforwards as of April 30, 2014, which expire as follows:

						Post-effective no expiration
	2015	2016	2017	2018	2019	Short-term	Long-term	Total*	Utilized	Expired
Dynamic Biotechnology & Genome Portfolio	$19,612,223	$15,818,255	$34,286,844	$50,397,332	$12,898,182	$27,323,719	$691,335	$161,027,890	$1,291,039	$321,497
Dynamic Building & Construction Portfolio	2,263,182	742,893	2,843,349	3,001,058	6,653,613	2,616,267	—	18,120,362	361,969	—
Dynamic Energy Exploration & Production Portfolio	285,311	3,232,521	7,646,917	21,471,013	1,361,799	10,427,823	1,867,688	46,293,072	—	—
Dynamic Food & Beverage Portfolio	239,185	1,260,041	7,585,250	10,245,302	—	18,413,092	—	37,742,870	6,225,131	—
Dynamic Leisure and Entertainment Portfolio	1,611,839	2,111,801	2,895,936	2,889,449	2,356,106	837,920	—	12,703,051	6,745,537	751,908
Dynamic Media Portfolio	3,187,134	2,505,039	4,930,761	5,161,647	6,294,489	22,487,376	553,794	45,120,240	—	545,973
Dynamic Networking Portfolio	1,939,441	1,064,275	1,975,581	512,618	730,670	19,051,146	9,058,124	34,331,855	—	383,187
Dynamic Oil & Gas Services Portfolio	15,026,862	7,909,602	24,680,663	85,028,926	35,877,910	14,879,231	11,525,924	194,929,118	—	—
Dynamic Pharmaceuticals Portfolio	—	—	—	1,468,910	1,618,918	—	—	3,087,828	22,307,942	—
Dynamic Retail Portfolio	937,070	1,908,967	2,427,604	1,816,180	2,176,015	8,353,449	83,412	17,702,697	—	—
Dynamic Semiconductors Portfolio	9,158,832	10,196,415	14,001,359	10,902,954	2,120,823	6,716,042	1,081,388	54,177,813	—	271,588
Dynamic Software Portfolio	3,017,278	1,542,190	7,095,351	2,938,722	3,242,208	4,884,417	—	22,720,166	826,186	108,427

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 6. Investment Transactions

For the fiscal year ended April 30, 2014, the cost of securities purchased and proceeds from sales of securities, excluding short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, were as follows:

	Purchases	Sales
Dynamic Biotechnology & Genome Portfolio	$172,714,096	$172,302,286
Dynamic Building & Construction Portfolio	123,676,896	122,597,757
Dynamic Energy Exploration & Production Portfolio	103,954,219	103,326,470
Dynamic Food & Beverage Portfolio	424,869,470	420,993,592
Dynamic Leisure and Entertainment Portfolio	270,158,315	267,740,406
Dynamic Media Portfolio	291,032,502	289,664,797
Dynamic Networking Portfolio	21,772,260	22,647,167
Dynamic Oil & Gas Services Portfolio	313,621,924	311,013,453
Dynamic Pharmaceuticals Portfolio	325,819,227	321,644,759
Dynamic Retail Portfolio	59,015,529	57,367,331
Dynamic Semiconductors Portfolio	20,839,074	20,996,653
Dynamic Software Portfolio	82,893,882	82,258,254

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For the fiscal year ended April 30, 2014, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
Dynamic Biotechnology & Genome Portfolio	$370,769,370	$232,414,884
Dynamic Building & Construction Portfolio	97,893,734	89,308,574
Dynamic Energy Exploration & Production Portfolio	188,934,409	186,549,986
Dynamic Food & Beverage Portfolio	417,618,464	257,699,232
Dynamic Leisure and Entertainment Portfolio	250,487,682	179,627,593
Dynamic Media Portfolio	437,626,783	455,202,333
Dynamic Networking Portfolio	15,966,249	22,952,236
Dynamic Oil & Gas Services Portfolio	89,519,112	97,742,352
Dynamic Pharmaceuticals Portfolio	643,598,853	266,767,436
Dynamic Retail Portfolio	52,518,916	56,899,811
Dynamic Semiconductors Portfolio	20,753,283	21,989,602
Dynamic Software Portfolio	50,412,570	51,468,814

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At April 30, 2014, the aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes were as follows:

	Cost	Net Unrealized Appreciation (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)
Dynamic Biotechnology & Genome Portfolio	$382,653,309	$17,217,938	$39,324,150	$(22,106,212)
Dynamic Building & Construction Portfolio	117,308,237	6,464,553	11,176,320	(4,711,767)
Dynamic Energy Exploration & Production Portfolio	116,727,664	13,644,046	14,386,827	(742,781)
Dynamic Food & Beverage Portfolio	417,948,647	16,384,028	27,566,101	(11,182,073)
Dynamic Leisure and Entertainment Portfolio	177,848,809	235,988	9,457,537	(9,221,549)
Dynamic Media Portfolio	177,827,947	(6,229,290)	5,055,572	(11,284,862)
Dynamic Networking Portfolio	26,061,065	3,640,116	5,009,188	(1,369,072)
Dynamic Oil & Gas Services Portfolio	118,474,169	17,530,051	19,877,512	(2,347,461)
Dynamic Pharmaceuticals Portfolio	970,909,248	191,188,182	199,789,562	(8,601,380)
Dynamic Retail Portfolio	25,020,790	(109,330)	1,149,879	(1,259,209)
Dynamic Semiconductors Portfolio	18,280,047	2,385,064	2,585,792	(200,728)
Dynamic Software Portfolio	55,292,280	(911,072)	3,603,449	(4,514,521)

Note 7. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions on April 30, 2014, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2014, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Dynamic Biotechnology & Genome Portfolio	$—	$(84,982,657)	$84,982,657
Dynamic Building & Construction Portfolio	18,851	(15,547,741)	15,528,890
Dynamic Energy Exploration & Production Portfolio	450,526	(22,848,644)	22,398,118
Dynamic Food & Beverage Portfolio	—	(30,353,994)	30,353,994
Dynamic Leisure and Entertainment Portfolio	(8,132)	(25,041,275)	25,049,407
Dynamic Media Portfolio	—	(68,941,619)	68,941,619
Dynamic Networking Portfolio	22,948	(5,335,735)	5,312,787
Dynamic Oil & Gas Services Portfolio	172,894	(6,980,238)	6,807,344

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	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Dynamic Pharmaceuticals Portfolio	$—	$(123,752,877)	$123,752,877
Dynamic Retail Portfolio	—	(7,731,042)	7,731,042
Dynamic Semiconductors Portfolio	—	(4,109,768)	4,109,768
Dynamic Software Portfolio	(15,937)	(12,603,595)	12,619,532

Note 8. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and Officer of the Funds. The Trustee who is an “interested person” (the “Non-Independent Trustee”) of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, an Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Funds.

Note 9. Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with each Fund’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

Note 10. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded Fund Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Building & Construction Portfolio, PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Food & Beverage Portfolio, PowerShares Dynamic Leisure and Entertainment Portfolio, PowerShares Dynamic Media Portfolio, PowerShares Dynamic Networking Portfolio, PowerShares Dynamic Oil & Gas Services Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Retail Portfolio, PowerShares Dynamic Semiconductors Portfolio and PowerShares Dynamic Software Portfolio (each an individual portfolio of PowerShares Exchange-Traded Fund Trust, hereafter referred to as the “Funds”) at April 30, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Chicago, IL

June 24, 2014

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Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2014.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares Dynamic Biotechnology & Genome Portfolio (PBE)
Actual	$1,000.00	$1,131.34	0.59%	$3.12
Hypothetical (5% return before expenses)	1,000.00	1,021.87	0.59	2.96
PowerShares Dynamic Building & Construction Portfolio (PKB)
Actual	1,000.00	1,061.51	0.63	3.22
Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16
PowerShares Dynamic Energy Exploration & Production Portfolio (PXE)
Actual	1,000.00	1,142.01	0.63	3.35
Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16
PowerShares Dynamic Food & Beverage Portfolio (PBJ)
Actual	1,000.00	1,039.84	0.60	3.03
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01
PowerShares Dynamic Leisure and Entertainment Portfolio (PEJ)
Actual	1,000.00	980.82	0.63	3.09
Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16
PowerShares Dynamic Media Portfolio (PBS)
Actual	1,000.00	991.02	0.62	3.06
Hypothetical (5% return before expenses)	1,000.00	1,021.72	0.62	3.11
PowerShares Dynamic Networking Portfolio (PXQ)
Actual	1,000.00	1,061.24	0.63	3.22
Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16

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Fees and Expenses (continued)

	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares Dynamic Oil & Gas Services Portfolio (PXJ)
Actual	$1,000.00	$1,070.71	0.60%	$3.08
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01
PowerShares Dynamic Pharmaceuticals Portfolio (PJP)
Actual	1,000.00	1,205.06	0.58	3.17
Hypothetical (5% return before expenses)	1,000.00	1,021.92	0.58	2.91
PowerShares Dynamic Retail Portfolio (PMR)
Actual	1,000.00	963.77	0.63	3.07
Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16
PowerShares Dynamic Semiconductors Portfolio (PSI)
Actual	1,000.00	1,159.73	0.63	3.37
Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16
PowerShares Dynamic Software Portfolio (PSJ)
Actual	1,000.00	1,009.53	0.63	3.14
Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2014. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value of the period, then multiplying the result by 181/365. Expense ratios for the most recent half-year may differ from expense ratios based on annualized data in the Financial Highlights.

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Tax Information

	Qualified Dividend Income*	Dividends-received Deduction*
Dynamic Biotechnology & Genome Portfolio	0%	0%
Dynamic Building & Construction Portfolio	0%	0%
Dynamic Energy Exploration & Production Portfolio	100%	100%
Dynamic Food & Beverage Portfolio	100%	100%
Dynamic Leisure and Entertainment Portfolio	100%	100%
Dynamic Media Portfolio	100%	100%
Dynamic Networking Portfolio	100%	100%
Dynamic Oil & Gas Services Portfolio	100%	100%
Dynamic Pharmaceuticals Portfolio	100%	100%
Dynamic Retail Portfolio	100%	100%
Dynamic Semiconductors Portfolio	100%	100%
Dynamic Software Portfolio	0%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

74

Trustees and Officers

The Independent Trustees, the Non-Independent Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and the other directorships, if any, held by each Trustee are shown below.

The Trustees and officers information is current as of April 30, 2014.

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge (1958) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	114	None

Todd J. Barre (1957) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	114	None

Marc M. Kole (1960) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2006	Chief Financial Officer, Hope Network (social services) (2008-2012); formerly, Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Senior Vice President of Finance, Oxford Health Plans (2000-2004).	114	None

Yung Bong Lim (1964) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Managing Partner, Residential Dynamics Group LLC (2008-Present); formerly, Managing Director, Citadel Investment Group, L.L.C. (1999-2007).	114	None

Philip M. Nussbaum (1961) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2003	Chairman, Performance Trust Capital Partners (2004-Present).	114	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At April 30, 2014, the “Fund Family” consisted of the Trust’s 53 portfolios and three other exchange-traded fund trusts with 61 portfolios advised by the Adviser.

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Trustees and Officers (continued)

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker (1961) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	114	None

Donald H. Wilson (1959) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2006	Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-Present); Chairman and Chief Executive Officer, Stone Pillar Advisers, Ltd. (2010-Present); formerly, Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	114	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At April 30, 2014, the “Fund Family” consisted of the Trust’s 53 portfolios and three other exchange-traded fund trusts with 61 portfolios advised by the Adviser.

76

Trustees and Officers (continued)

The Non-Independent Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustee and the other directorships, if any, held by the Non-Independent Trustee are shown below.

Name, Address and Age of Non-Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustee	Other Directorships Held by Non-Independent Trustee During the Past 5 Years
Kevin M. Carome (1956) Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2006-Present); Director, Invesco Advisers, Inc. (2009-Present); Director, Invesco Advisers, Inc., Invesco Finance PLC, INVESCO Funds Group, Inc., and Invesco Holding Company Limited; Director and Executive Vice President, Invesco Finance, Inc., Invesco Group Services, Inc., Invesco Investments (Bermuda) Ltd., Invesco North American Holdings, Inc., and IVZ, Inc.; Director and Secretary, IVZ Bahamas Private Limited; formerly, Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	114	None

*	This is the date the Non-Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At April 30, 2014, the “Fund Family” consisted of the Trust’s 53 portfolios and three other exchange-traded fund trusts with 61 portfolios advised by the Adviser.

77

Trustees and Officers (continued)

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg (1974) Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	President	Since 2009	Director, Invesco Distributors, Inc. (2012-Present); Managing Director—U.S. Strategy and Marketing, Invesco PowerShares Capital Management LLC (2010-Present); Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. in the United States (2008-Present); Director, Invesco Distributors, Inc. (2012-Present); and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company’s North American Institutional and Retirement divisions (2002-2007).

Peter Hubbard (1981) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President and Director of Portfolio Management—Invesco PowerShares Capital Management LLC (2008-Present); formerly, Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

David Warren (1957) Invesco Canada Ltd. 5140 Yonge Street Suite 900, Toronto, Ontario M2N 6X7	Vice President	Since 2009	Managing Director—Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009–Present); Director, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009–Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) and Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Invesco Canada Holdings Inc. (2002–Present), Invesco Corporate Class Inc., and Invesco Canada Fund Inc.; Director, Executive Vice President and Chief Financial Officer, Invesco, Inc.; formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2006).

Sheri Morris (1964) Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Vice President	Since 2012	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; formerly, Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Rudolf E. Reitmann (1971) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Head of Global Exchange Traded Funds Operations, Invesco PowerShares Capital Management LLC (since 2013).

*	This is the date the officer began serving the Trust. Each officer serves an indefinite term, until his or her successor is elected.

78

Trustees and Officers (continued)

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper (1968) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Senior Vice President, Invesco Distributors, Inc. (since 2014); Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Managing Director, Invesco PowerShares Global ETFs (since 2013); formerly, Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Steven M. Hill (1964) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2013	Vice President and Treasurer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (since 2011); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Christopher Joe (1969) Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Chief Compliance Officer	Since 2012	U.S. Compliance Director, Invesco, Ltd. (since 2006); formerly, Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser) (2010-2013); formerly, Assistant Fund Accounting Manager, Invesco, Ltd. (1998-1999).

Anna Paglia (1974) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-Present); Head of Legal, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date the officer began serving the Trust. Each officer serves an indefinite term, until his or her successor is elected.

79

Board Considerations Regarding Continuation of Investment Advisory Agreement

At a meeting held on April 17, 2014, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the “Adviser”) and the Trust for the following 51 series (each, a “Fund” and collectively, the “Funds”):

PowerShares Aerospace & Defense Portfolio

PowerShares BuyBack Achievers™ Portfolio

PowerShares Cleantech™ Portfolio

PowerShares Dividend AchieversTM Portfolio

PowerShares DWA Momentum Portfolio

PowerShares DWA Basic Materials Momentum Portfolio

PowerShares DWA Consumer Cyclicals Momentum Portfolio

PowerShares DWA Consumer Staples Momentum Portfolio

PowerShares DWA Energy Momentum Portfolio

PowerShares DWA Financial Momentum Portfolio

PowerShares DWA Healthcare Momentum Portfolio

PowerShares DWA Industrials Momentum Portfolio

PowerShares DWA NASDAQ Momentum Portfolio

PowerShares DWA Technology Momentum Portfolio

PowerShares DWA Utilities Momentum Portfolio

PowerShares Dynamic Biotechnology & Genome Portfolio

PowerShares Dynamic Building & Construction Portfolio

PowerShares Dynamic Energy Exploration & Production Portfolio

PowerShares Dynamic Food & Beverage Portfolio

PowerShares Dynamic Large Cap Growth Portfolio

PowerShares Dynamic Large Cap Value Portfolio

PowerShares Dynamic Leisure and Entertainment Portfolio

PowerShares Dynamic Market Portfolio

PowerShares Dynamic Media Portfolio

PowerShares Dynamic Networking Portfolio

PowerShares Dynamic Oil & Gas Services Portfolio

PowerShares Dynamic Pharmaceuticals Portfolio

PowerShares Dynamic Retail Portfolio

PowerShares Dynamic Semiconductors Portfolio

PowerShares Dynamic Software Portfolio

PowerShares Financial Preferred Portfolio

PowerShares FTSE RAFI US 1000 Portfolio

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

PowerShares Fundamental Pure Large Core Portfolio

PowerShares Fundamental Pure Large Growth Portfolio

PowerShares Fundamental Pure Large Value Portfolio

PowerShares Fundamental Pure Mid Core Portfolio

PowerShares Fundamental Pure Mid Growth Portfolio

PowerShares Fundamental Pure Mid Value Portfolio

PowerShares Fundamental Pure Small Core Portfolio

PowerShares Fundamental Pure Small Growth Portfolio

PowerShares Fundamental Pure Small Value Portfolio

PowerShares Global Listed Private Equity Portfolio

PowerShares Golden Dragon China Portfolio

PowerShares High Yield Equity Dividend Achievers TM Portfolio

PowerShares International Dividend AchieversTM Portfolio

PowerShares S&P 500® High Quality Portfolio

PowerShares Water Resources Portfolio

PowerShares WilderHill Clean Energy Portfolio

PowerShares WilderHill Progressive Energy Portfolio

PowerShares Zacks Micro Cap Portfolio

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the costs of services provided and estimated profits realized by the Adviser, (iv) the extent to which economies of scale are realized as a Fund grows, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (vi) comparisons of services rendered to and amounts paid by other registered investment companies and (vii) any benefits realized by the Adviser from its relationship with each Fund. Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd., and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds, their underlying indexes and their primary benchmarks for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2013, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between each Fund and its underlying index. In reviewing the tracking error report, the Trustees considered information provided by Ibbotson Associates, a consultant to the Independent Trustees, with respect to general expected tracking error ranges and various

80

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

explanations for any tracking error. The Trustees noted that for each applicable period the correlation and tracking error for each Fund was within the targeted range set forth in the Trust’s registration statement. The Trustees concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s advisory fee and net expense ratio, as compared to information compiled by the Adviser from Lipper Inc. databases on the advisory fees and net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end actively-managed funds. The Trustees noted that the annual advisory fee charged to each Fund is:

—	0.50% of the Fund’s average daily net assets for each Fund other than PowerShares Dividend Achievers™ Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio, PowerShares International Dividend AchieversTM Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Large Value Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio, PowerShares Fundamental Pure Small Growth Portfolio, PowerShares Fundamental Pure Small Value Portfolio and PowerShares S&P 500® High Quality Portfolio;

—	0.40% of the Fund’s average daily net assets for each of PowerShares Dividend Achievers™ Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio and PowerShares International Dividend Achievers™ Portfolio; and

—	0.29% of the Fund’s average daily net assets for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Large Value Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio, PowerShares Fundamental Pure Small Growth Portfolio, PowerShares Fundamental Pure Small Value Portfolio and PowerShares S&P 500® High Quality Portfolio.

The Trustees also noted that the Adviser has agreed to waive a portion of its advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund’s average daily net assets, at least until August 31, 2015, as set forth below:

—	0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares DWA NASDAQ Momentum Portfolio and PowerShares Dynamic Market Portfolio;

—	0.50%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares Dividend Achievers™ Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio and PowerShares International Dividend Achievers™ Portfolio;

—	0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Large Value Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio, PowerShares Fundamental Pure Small Growth Portfolio and PowerShares Fundamental Pure Small Value Portfolio;

—	0.29%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for PowerShares S&P 500® High Quality Portfolio;

—

0.60%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for PowerShares DWA Basic Materials Momentum Portfolio, PowerShares DWA Consumer Cyclicals Momentum Portfolio, PowerShares DWA Consumer Staples Momentum Portfolio, PowerShares DWA Energy

81

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

Momentum Portfolio, PowerShares DWA Financial Momentum Portfolio, PowerShares DWA Healthcare Momentum Portfolio, PowerShares DWA Industrials Momentum Portfolio, PowerShares DWA Technology Momentum Portfolio and PowerShares DWA Utilities Momentum Portfolio (the Trustees noted that prior to December 17, 2013, licensing fees were excluded from the Expense Cap); and

—	0.60%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each other Fund.

The Trustees noted that the Adviser represented that it does not serve as the investment adviser to any clients, other than other ETFs also overseen by the Trustees, with comparable investment strategies as the Funds, but that the Adviser provides sub-advisory services to clients with comparable investment strategies as certain of the Funds. The Trustees further noted the Adviser’s explanation with respect to the sub-advisory fees it receives for such services in comparison to the advisory fees charged to the Funds. The Trustees noted that each Fund’s advisory fee was:

—	higher than the median advisory fee of its ETF peer funds (except for the advisory fee of each of PowerShares Financial Preferred Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Small Value Portfolio, PowerShares Global Listed Private Equity Portfolio, PowerShares Golden Dragon China Portfolio and PowerShares International Dividend Achievers™ Portfolio, which was equal to or lower than the median advisory fee of its ETF peer funds); and

—	higher than the median advisory fee of its open-end index peer funds (except for the advisory fee of each of PowerShares Dividend Achievers™ Portfolio, PowerShares DWA Momentum Portfolio, PowerShares DWA NASDAQ Momentum Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Growth Portfolio, PowerShares Fundamental Pure Small Value Portfolio and PowerShares High Yield Equity Dividend Achievers™ Portfolio, which was equal to or lower than the median advisory fee of its open-end index peer funds; and there was no comparable data for PowerShares Aerospace & Defense Portfolio, PowerShares Cleantech™ Portfolio, PowerShares DWA Basic Materials Momentum Portfolio, PowerShares DWA Consumer Cyclicals Momentum Portfolio, PowerShares DWA Consumer Staples Momentum Portfolio, PowerShares DWA Energy Momentum Portfolio, PowerShares DWA Financial Momentum Portfolio, PowerShares DWA Healthcare Momentum Portfolio, PowerShares DWA Industrials Momentum Portfolio, PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Building & Construction Portfolio, PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Food & Beverage Portfolio, PowerShares Dynamic Leisure and Entertainment Portfolio, PowerShares Dynamic Media Portfolio, PowerShares Dynamic Oil & Gas Services Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Retail Portfolio, PowerShares Financial Preferred Portfolio, PowerShares Global Listed Private Equity Portfolio, PowerShares Golden Dragon China Portfolio, PowerShares International Dividend Achievers™ Portfolio, PowerShares Water Resources Portfolio, PowerShares WilderHill Clean Energy Portfolio or PowerShares WilderHill Progressive Energy Portfolio); but

—	lower than the median advisory fee of its open-end actively-managed peer funds.

The Trustees determined that the advisory fees were reasonable, noting the complexity of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser. With respect to the Funds’ net expense ratios, the Trustees noted that the net expense ratio for each Fund was:

—	higher than the median net expense ratio of its ETF peer funds (except for the net expense ratio of each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Small Core Portfolio, PowerShares Golden Dragon China Portfolio, PowerShares International Dividend Achievers Portfolio and PowerShares S&P 500® High Quality Portfolio, which was equal to or less than the median net expense ratio of its ETF peer funds); and

—

higher than the median net expense ratio of its open-end index peer funds (except for the net expense ratio of each of PowerShares Dividend Achievers™ Portfolio, PowerShares DWA Momentum Portfolio, PowerShares DWA NASDAQ Momentum Portfolio, PowerShares DWA Technology Momentum Portfolio, PowerShares DWA Utilities Momentum Portfolio, PowerShares Dynamic Large Cap Growth Portfolio, PowerShares Dynamic Networking Portfolio, PowerShares Dynamic Semiconductors Portfolio, PowerShares Dynamic Software Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio, PowerShares Fundamental Pure Small Growth Portfolio, PowerShares Fundamental Pure Small Value Portfolio, PowerShares High Yield Equity

82

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

Dividend Achievers™ Portfolio and PowerShares S&P 500® High Quality Portfolio, which was lower than the median net expense ratio of its open-end index peer funds; and there was no comparable data for PowerShares Aerospace & Defense Portfolio, PowerShares Cleantech™ Portfolio, PowerShares DWA Basic Materials Momentum Portfolio, PowerShares DWA Consumer Cyclicals Momentum Portfolio, PowerShares DWA Consumer Staples Momentum Portfolio, PowerShares DWA Energy Momentum Portfolio, PowerShares DWA Financial Momentum Portfolio, PowerShares DWA Healthcare Momentum Portfolio, PowerShares DWA Industrials Momentum Portfolio, PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Building & Construction Portfolio, PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Food & Beverage Portfolio, PowerShares Dynamic Leisure and Entertainment Portfolio, PowerShares Dynamic Media Portfolio, PowerShares Dynamic Oil & Gas Services Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Retail Portfolio, PowerShares Financial Preferred Portfolio, PowerShares Global Listed Private Equity Portfolio, PowerShares Golden Dragon China Portfolio, PowerShares International Dividend Achievers™ Portfolio, PowerShares Water Resources Portfolio, PowerShares WilderHill Clean Energy Portfolio or PowerShares WilderHill Progressive Energy Portfolio); but

—	lower than the median net expense ratio of its open-end actively-managed peer funds.

The Trustees noted that a significant component of the non-advisory fee expenses was the license fees paid by the Funds, and noted those Funds for which license fees are included in the Funds’ Expense Caps.

The Board concluded that the advisory fee and expense ratio of each Fund (giving effect to the Fund’s Expense Cap) were reasonable and appropriate in light of the services provided.

In conjunction with their review of fees, the Trustees also considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for each Fund, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its profitability, as well as any profits or losses realized by the Adviser from its relationship to each Fund. The Trustees concluded that the estimated profitability to the Adviser of the advisory services provided to any of the Funds was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale are realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size, expense ratio and expense limitation agreed to by the Adviser. The Trustees noted that, for Funds whose expenses are higher than their respective Expense Caps, any reduction in that Fund’s expenses would be enjoyed by the Adviser, but that Fund shareholders benefit from the lower expense ratio as a result of the Fund’s Expense Cap. The Trustees also noted that the Excess Expense Agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than PowerShares Dynamic Market Portfolio and PowerShares DWA NASDAQ Momentum Portfolio, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate, noting the Fund expenses the Adviser has borne as a result of the Expense Cap.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationship with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund.

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invescopowershares.com.

©2014 Invesco PowerShares Capital Management LLC		P-PS-AR-7
3500 Lacey Road, Suite 700 Downers Grove, IL 60515
invescopowershares.com 800.983.0903	@PowerShares

April 30, 2014

2014 Annual Report to Shareholders

PYZ	PowerShares DWA Basic Materials Momentum Portfolio
(formerly PowerShares Dynamic Basic Materials Sector Portfolio)

PEZ	PowerShares DWA Consumer Cyclicals Momentum Portfolio
(formerly PowerShares Dynamic Consumer Discretionary Sector Portfolio)

PSL	PowerShares DWA Consumer Staples Momentum Portfolio
(formerly PowerShares Dynamic Consumer Staples Sector Portfolio)

PXI	PowerShares DWA Energy Momentum Portfolio
(formerly PowerShares Dynamic Energy Sector Portfolio)

PFI	PowerShares DWA Financial Momentum Portfolio
(formerly PowerShares Dynamic Financial Sector Portfolio)

PTH	PowerShares DWA Healthcare Momentum Portfolio
(formerly PowerShares Dynamic Healthcare Sector Portfolio)

PRN	PowerShares DWA Industrials Momentum Portfolio
(formerly PowerShares Dynamic Industrials Sector Portfolio)

PTF	PowerShares DWA Technology Momentum Portfolio
(formerly PowerShares Dynamic Technology Sector Portfolio)

PUI	PowerShares DWA Utilities Momentum Portfolio
(formerly PowerShares Dynamic Utilities Portfolio)

PNQI	PowerShares NASDAQ Internet Portfolio

2

The Market Environment

Domestic Equity

The U.S. equity market rose to multiyear or all-time highs during the fiscal year ended April 30, 2014.1 Corporate earnings were resilient in the face of modest economic growth, driven by strong profitability across many sectors, and fundamentals for corporations and consumers remained relatively stable following significant recovery in prior years.

However, the fiscal year began with capital markets in the U.S. declining. In May and June 2013, equity and fixed income markets fell following then-U.S. Federal Reserve (the “Fed”) Chairman Ben Bernanke’s comments suggesting that the time was approaching to reduce, or “taper,” the size of its bond buying economic stimulus program. This sell-off was brief but broad, and few asset classes were immune. Markets stabilized in mid-summer and generally rose, with some brief interruptions, through the end of 2013. The Fed’s announcement in December that tapering of its bond purchases would begin in early 2014 had little effect on equities as the announcement was widely anticipated. After strong performance in the second half of 2013, the U.S. equity market turned volatile in the first four months of 2014 as investors worried that stocks may have risen too high, too fast in 2013. Adding to this investor uncertainty during 2014 was political upheaval in Ukraine and signs of economic sluggishness in the U.S. and China.

[1]	Source: Reuters

3

PYZ	Manager’s Analysis
PowerShares DWA Basic Materials Momentum Portfolio (PYZ)

Effective February 19, 2014, the Fund’s name changed from PowerShares Dynamic Basic Materials Sector Portfolio to PowerShares DWA Basic Materials Momentum Portfolio and the underlying index changed from Dynamic Basic Materials Sector IntellidexSM Index to DWA Basic Materials Technical LeadersTM Index. The Fund also changed its investment objective and investment policies.

As an index fund, the PowerShares DWA Basic Materials Momentum Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the DWA Basic Materials Technical LeadersTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Index. The basic materials companies that comprise the Index are principally engaged in the business of producing raw materials, including paper or wood products, chemicals, construction materials, and mining and metals.

Dorsey Wright & Associates, LLC (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider uses a proprietary methodology intended to identify objectively those securities within the universe of eligible securities that have the greatest potential for capital appreciation. The methodology evaluates these companies quarterly, based on a variety of criteria, including price momentum, earnings momentum, quality, management action, and value factors, to determine their relative strength, and it then ranks and sorts them based on their cumulative scores. Component securities for the Index are selected from among the companies with the highest-ranking cumulative score (“Model Score”) within the basic materials sub-group. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe. The Index is composed of at least 30 common stocks of companies in the relevant sector with powerful relative strength characteristics, selected from a universe of approximately 3,000 common stocks traded on U.S. exchanges. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2014, on a market price basis, the Fund returned 22.18%. On a net asset value (“NAV”) basis, the Fund returned 21.97%. During the same time period, the Blended-DWA Basic Materials Technical LeadersTM Index returned 22.77%, while the Dynamic Basic Materials Sector IntellidexSM Index, the Fund’s previous underlying index, returned 22.06%. Although the underlying index changed, the Fund fully replicated the components of the previous and current, as applicable, Index during such periods as the Fund was seeking to track the relevant Index during the fiscal year; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Materials Index (the “Benchmark Index”) returned 23.49%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 30 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of other indices similar to the Index. The Benchmark Index was selected for its recognition in the marketplace as well as its shared exposure to the materials sector.

The performance of the Fund differed from the Benchmark Index in part because the Index employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization. More specifically, relative to the Benchmark Index, the Fund was most overweight in the specialty chemicals sub-industry and most underweight in the diversified chemicals sub-industry during the fiscal year ended April 30, 2014. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to these sub-industry allocations.

For the fiscal year ended April 30, 2014, the specialty chemicals sub-industry contributed most significantly to the Fund’s return, followed by the diversified chemicals and paper products sub-industries, respectively. The agricultural chemicals and construction materials sub-industries detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return included Westlake Chemical Corp., a commodity chemicals company (portfolio average weight of 2.49%) and Hi-Crush Partners L.P., a diversified metals & mining company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Mosaic Co., a fertilizers & agricultural chemicals company (no longer held at fiscal year-end); and Rentech Nitrogen Partners, L.P., a fertilizers & agricultural chemicals company (no longer held at fiscal year-end).

4

PowerShares DWA Basic Materials Momentum Portfolio (PYZ) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2014
Specialty Chemicals	41.4
Diversified Chemicals	16.9
Commodity Chemicals	10.3
Industrial Gases	7.1
Paper Products	5.7
Diversified Metals & Mining	4.0
Steel	3.0
Aluminum	2.7
Fertilizers & Agricultural Chemicals	2.2
Aerospace & Defense	1.7
Life Sciences Tools & Services	1.5
Oil & Gas Refining & Marketing	1.5
Electronic Components	1.0
Gold	1.0
Money Market Funds Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2014
Security
Westlake Chemical Corp.	4.8
W.R. Grace & Co.	4.3
FMC Corp.	4.1
Rockwood Holdings, Inc.	4.1
Airgas, Inc.	3.9
LyondellBasell Industries NV, Class A	3.8
Ashland, Inc.	3.6
Huntsman Corp.	3.6
Praxair, Inc.	3.2
Eastman Chemical Co.	3.1
Total	38.5

5

PowerShares DWA Basic Materials Momentum Portfolio (PYZ) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of 4/30/14

	1 Year	3 Years Avg. Ann.†††	3 Years Cumulative	5 Years Avg. Ann.†††	5 Years Cumulative	Fund Inception†
Index						Avg. Ann.†††	Cumulative
Blended-DWA Basic Materials Technical LeadersTM Index††	22.77%	11.08%	37.06%	23.88%	191.80%	12.52%	143.66%
DWA Basic Materials Technical LeadersTM Index††	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Dynamic Basic Materials Sector IntellidexSM Index††	22.06	10.86	36.26	23.74	190.11	12.44	142.25
S&P 500® Materials Index	23.49	8.17	26.57	16.82	117.53	7.90	77.59
Fund
NAV Return	21.97	10.25	34.01	22.95	180.91	11.54	127.98
Market Price Return	22.18	10.23	33.93	22.92	180.67	11.54	127.97

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2015. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.72%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended - Index and Benchmark Index returns are based on the inception date of the Fund.

††	“1 Year,” “3 Years,” “5 Years” and “Fund Inception” performance for the DWA Basic Materials Technical LeadersTM Index is not available because that Index did not commence calculation until June 30, 2013. The Blended-DWA Basic Materials Technical LeadersTM Index performance is comprised of the performance of the Dynamic Basic Materials Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2014.

†††	Average annualized.

6

PEZ	Manager’s Analysis
PowerShares DWA Consumer Cyclicals Momentum Portfolio (PEZ)

Effective February 19, 2014, the Fund’s name changed from PowerShares Dynamic Consumer Discretionary Sector Portfolio to PowerShares DWA Consumer Cyclicals Momentum Portfolio and the underlying index changed from Dynamic Consumer Discretionary Sector IntellidexSM Index to DWA Consumer Cyclicals Technical LeadersTM Index. The Fund also changed its investment objective and investment policies.

As an index fund, the PowerShares DWA Consumer Cyclicals Momentum Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the DWA Consumer Cyclicals Technical LeadersTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Index. The consumer cyclicals companies that comprise the Index are principally engaged in the businesses of providing consumer goods and services that are cyclical in nature, including retail, automotive, leisure and recreation, media and real estate goods and services.

Dorsey Wright & Associates, LLC (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider uses a proprietary methodology intended to identify objectively those securities within the universe of eligible securities that have the greatest potential for capital appreciation. The methodology evaluates these companies quarterly, based on a variety of criteria, including price momentum, earnings momentum, quality, management action, and value factors, to determine their relative strength, and it then ranks and sorts them based on their cumulative scores. Component securities for the Index are selected from among the companies with the highest-ranking cumulative score (“Model Score”) within the consumer cyclicals sub-group. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe. The Index is composed of at least 30 common stocks of companies in the relevant sector with powerful relative strength characteristics, selected from a universe of approximately 3,000 common stocks traded on U.S. exchanges. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2014, on a market price basis, the Fund returned 16.93%. On a net asset value (“NAV”) basis, the Fund returned 16.97%. During the same time period, the Blended-DWA Consumer Cyclicals Technical LeadersTM Index returned 17.76%, while the Dynamic Consumer Discretionary Sector IntellidexSM Index, the Fund’s previous underlying index, returned 18.80%. Although the underlying index changed, the Fund fully replicated the components of the previous and current, as applicable, Index during such periods as the Fund was seeking to track the relevant Index during the fiscal year; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Consumer Discretionary Index (the “Benchmark Index”) returned 18.76%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 85 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of other indices similar to the Index as well as to that of the broader-based market benchmarks. The Benchmark Index was selected for its recognition in the marketplace and its shared exposure to the consumer discretionary sector.

The performance of the Fund differed from the Benchmark Index in part because the Index employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization. More specifically, relative to the Benchmark Index, the Fund was most overweight in the auto parts & equipment sub-industry and most underweight in the movies & entertainment sub-industry during the fiscal year ended April 30, 2014. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to these sector allocations.

For the fiscal year ended April 30, 2014, the restaurant sub-industry contributed most significantly to the Fund’s return, followed by the cable & satellite and movies & entertainment sub-industries, respectively. The Internet retail sub-industry detracted most significantly followed by the homebuilding and the Internet software & services sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included DISH Network Corp., Class A, a cable & satellite company (no longer held at fiscal year-end) and Viacom Inc., Class B, a movies & entertainment company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Pandora, an Internet software & services company (portfolio average weight of 0.45%); and Netflix, Inc., an Internet retail company (portfolio average weight of 0.95%).

7

PowerShares DWA Consumer Cyclicals Momentum Portfolio (PEZ) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2014
Internet Retail	13.9
Restaurants	10.8
Auto Parts & Equipment	8.0
Apparel, Accessories & Luxury Goods	7.5
Automotive Retail	6.3
Airlines	5.7
Specialty Stores	5.6
Internet Software & Services	4.2
Casinos & Gaming	4.1
Broadcasting	4.0
Automobile Manufacturers	3.7
Drug Retail	3.7
Apparel Retail	3.6
Leisure Products	2.9
Homefurnishing Retail	2.5
Cable & Satellite	2.3
Construction Machinery & Heavy Trucks	2.1
Trucking	2.1
Department Stores	2.0
Food Retail	1.8
Industrial Machinery	1.4
General Merchandise Stores	0.9
Movies & Entertainment	0.9
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2014
Security
Priceline Group, Inc. (The)	7.4
TRW Automotive Holdings Corp.	7.1
O’Reilly Automotive, Inc.	6.3
Domino’s Pizza, Inc.	4.2
VF Corp.	3.8
Tesla Motors, Inc.	3.7
Rite Aid Corp.	3.7
TJX Cos., Inc. (The)	3.6
Amazon.com, Inc.	3.4
CBS Corp., Class B	3.2
Total	46.4

8

PowerShares DWA Consumer Cyclicals Momentum Portfolio (PEZ) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of 4/30/14

	1 Year	3 Years Avg. Ann.†††	3 Years Cumulative	5 Years Avg. Ann.†††	5 Years Cumulative	Fund Inception†
Index						Avg. Ann.†††	Cumulative
Blended-DWA Consumer Cyclicals Technical LeadersTM Index††	17.76%	14.79%	51.26%	20.12%	150.12%	7.53%	73.00%
DWA Consumer Cyclicals Technical LeadersTM Index††	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Dynamic Consumer Discretionary Sector IntellidexSM Index††	18.80	15.13	52.61	20.34	152.35	7.66	74.54
S&P 500® Consumer Discretionary Index	18.76	18.34	65.73	24.44	198.46	9.40	97.11
Fund
NAV Return	16.97	13.97	48.03	19.26	141.21	6.89	65.36
Market Price Return	16.93	13.93	47.90	19.22	140.90	6.88	65.21

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2015. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.93%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended - Index and Benchmark Index returns are based on the inception date of the Fund.

††	“1 Year,” “3 Years,” “5 Years” and “Fund Inception” performance for the DWA Consumer Cyclicals Technical LeadersTM Index is not available because that Index did not commence calculation until June 30, 2013. The Blended-DWA Consumer Cyclicals Technical LeadersTM Index performance is comprised of the performance of the Dynamic Consumer Discretionary Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2014.

†††	Average annualized.

9

PSL	Manager’s Analysis
PowerShares DWA Consumer Staples Momentum Portfolio (PSL)

Effective February 19, 2014, the Fund’s name changed from PowerShares Dynamic Consumer Staples Sector Portfolio to PowerShares DWA Consumer Staples Momentum Portfolio and the underlying index changed from Dynamic Consumer Staples Sector IntellidexSM Index to DWA Consumer Staples Technical LeadersTM Index. The Fund also changed its investment objective and investment policies.

As an index fund, the PowerShares DWA Consumer Staples Momentum Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the DWA Consumer Staples Technical LeadersTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Index. The consumer staples companies that comprise the Index are principally engaged in the businesses of providing consumer goods and services that have non-cyclical characteristics, including tobacco, textiles, food and beverage, and non-discretionary retail goods and services.

Dorsey Wright & Associates, LLC (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider uses a proprietary methodology intended to identify objectively those securities within the universe of eligible securities that have the greatest potential for capital appreciation. The methodology evaluates these companies quarterly, based on a variety of criteria, including price momentum, earnings momentum, quality, management action, and value factors, to determine their relative strength, and it then ranks and sorts them based on their cumulative scores. Component securities for the Index are selected from among the companies with the highest-ranking cumulative score (“Model Score”) within the consumer staples sub-group. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe. The Index is composed of at least 30 common stocks of companies in the relevant sector with powerful relative strength characteristics, selected from a universe of approximately 3,000 common stocks traded on U.S. exchanges. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2014, on a market price basis, the Fund returned 9.97%. On a net asset value (“NAV”) basis, the Fund returned 9.93%. During the same time period, the Blended-DWA Consumer Staples Technical LeadersTM Index returned 10.67%, while the Dynamic Consumer Staples Sector IntellidexSM Index, the Fund’s previous underlying index, returned 16.79%. Although the underlying index changed, the Fund fully replicated the components of the previous and current, as applicable, Index during such periods as the Fund was seeking to track the relevant Index during the fiscal year; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Consumer Staples Index (the “Benchmark Index”) returned 10.46%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 40 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of other indices similar to the Index.

The Benchmark Index was selected for its recognition in the marketplace and its shared exposure to the consumer staples sector. The performance of the Fund differed slightly from the Benchmark Index primarily due to fees and operating expenses that the Fund incurred during the period. Additionally, the Index employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

For the fiscal year ended April 30, 2014, the packaged foods and meats sub-industry contributed most significantly to the Fund’s return, followed by the drug retail sub-industry. The Internet software and services sub-industry was the most significantly detracting sub-industry, followed by the education services and specialized consumer services sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included Rite Aid Corp., a drug retail company (no longer held at fiscal year-end) and Pilgrim’s Pride Corp., a packaged foods & meats company (portfolio average weight of 1.41%). Positions that detracted most significantly from the Fund’s return included Yelp Inc., Class A, an internet software & services company (portfolio average weight of 0.25%); and Apollo Education Group, Inc., Class A, an education services company (portfolio average weight of 0.16%).

10

PowerShares DWA Consumer Staples Momentum Portfolio (PSL) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2014
Packaged Foods & Meats	28.9
Education Services	9.2
Housewares & Specialties	7.2
Soft Drinks	6.8
Specialized Consumer Services	6.3
Household Products	6.0
Distillers & Vintners	5.3
Trading Companies & Distributors	4.4
Food Retail	4.1
Food Distributors	3.6
Internet Software & Services	2.7
Personal Products	2.7
Home Furnishings	2.3
Industrial Machinery	1.9
Diversified Support Services	1.6
Trucking	1.5
Distributors	1.4
Environmental & Facilities Services	1.4
Health Care Facilities	1.4
Household Appliances	1.1
Data Processing & Outsourced Services	0.3
Money Market Fund Plus Other Assets Less Liabilities	(0.1)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2014
Security
United Rentals, Inc.	4.4
Church & Dwight Co., Inc.	4.2
Jarden Corp.	3.9
Coca-Cola Enterprises, Inc.	3.6
Hain Celestial Group, Inc. (The)	3.5
Keurig Green Mountain, Inc.	3.4
Newell Rubbermaid, Inc.	3.3
Constellation Brands, Inc., Class A	3.2
Monster Beverage Corp.	3.2
Tyson Foods, Inc., Class A	2.8
Total	35.5

11

PowerShares DWA Consumer Staples Momentum Portfolio (PSL) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of 4/30/14

	1 Year	3 Years Avg. Ann.†††	3 Years Cumulative	5 Years Avg. Ann.†††	5 Years Cumulative	Fund Inception†
Index						Avg. Ann.†††	Cumulative
Blended-DWA Consumer Staples Technical LeadersTM Index††	10.67%	13.71%	47.04%	18.47%	133.36%	9.83%	103.03%
DWA Consumer Staples Technical LeadersTM Index††	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Dynamic Consumer Staples Sector IntellidexSM Index††	16.79	15.77	55.17	19.75	146.26	10.62	114.26
S&P 500® Consumer Staples Index	10.46	15.15	52.67	18.51	133.76	10.75	116.13
Fund
NAV Return	9.93	12.98	44.20	17.65	125.43	9.08	92.74
Market Price Return	9.97	12.96	44.14	17.67	125.61	9.08	92.66

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2015. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.82%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended - Index and Benchmark Index returns are based on the inception date of the Fund.

††	“1 Year,” “3 Years,” “5 Years” and “Fund Inception” performance for the DWA Consumer Staples Technical LeadersTM Index is not available because that Index did not commence calculation until June 30, 2013. The Blended-DWA Consumer Staples Technical LeadersTM Index performance is comprised of the performance of the Dynamic Consumer Staples Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2014

†††	Average annualized.

12

PXI	Manager’s Analysis
PowerShares DWA Energy Momentum Portfolio (PXI)

Effective February 19, 2014, the Fund’s name changed from PowerShares Dynamic Energy Sector Portfolio to PowerShares DWA Energy Momentum Portfolio and the underlying index changed from Dynamic Energy Sector IntellidexSM Index to DWA Energy Technical LeadersTM Index. The Fund also changed its investment objective and investment policies.

As an index fund, the PowerShares DWA Energy Momentum Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the DWA Energy Technical LeadersTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Index. The energy companies that comprise the Index are principally engaged in the business of producing, distributing or servicing energy-related products, including oil and gas exploration and production, refining, oil services, pipeline, and solar, wind and other non-oil based energy.

Dorsey Wright & Associates, LLC (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider uses a proprietary methodology intended to identify objectively those securities within the universe of eligible securities that have the greatest potential for capital appreciation. The methodology evaluates these companies quarterly, based on a variety of criteria, including price momentum, earnings momentum, quality, management action, and value factors, to determine their relative strength, and it then ranks and sorts them based on their cumulative scores. Component securities for the Index are selected from among the companies with the highest-ranking cumulative score (“Model Score”) within the energy sub-group. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe. The Index is composed of at least 30 common stocks of companies in the relevant sector with powerful relative strength characteristics, selected from a universe of approximately 3,000 common stocks traded on U.S. exchanges. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2014, on a market price basis, the Fund returned 25.66%. On a net asset value (“NAV”) basis, the Fund returned 25.64%. During the same time period, the Blended-DWA Energy Technical LeadersTM Index returned 26.40%, while the Dynamic Energy Sector IntellidexSM Index, the Fund’s previous underlying index, returned 26.78%. Although the underlying index changed, the Fund fully replicated the components of the previous and current, as applicable, Index during such periods as the Fund was seeking to track the relevant Index during the fiscal year; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Energy Index (the “Benchmark Index”) returned 21.34% The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 44 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of other indices similar to the Index. The Benchmark Index was selected for its recognition in the marketplace as well as its shared exposure to the energy sector.

The performance of the Fund differed from the Benchmark Index in part because the Index employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization. More specifically, relative to the Benchmark Index, the Fund was most overweight in the oil & gas refining & marketing sub-industry and most underweight in the integrated oil & gas sub-industry during the fiscal year ended April 30, 2014. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to these sub-industry allocations.

For the fiscal year ended April 30, 2014, the oil and gas exploration and production sub-industry contributed most significantly to the Fund’s return, followed by the oil and gas equipment and services and oil and gas refining and marketing sub-industries, respectively. Coal and consumable fuels was the only detracting sub-industry.

Positions that contributed most significantly to the Fund’s return included EOG Resources, Inc., an oil & gas exploration & production company (portfolio average weight of 2.48%) and Valero Energy Corporation, an oil & gas refining & marketing company (portfolio average weight of 2.66%). Positions that detracted most significantly from the Fund’s return included SM Energy Company, an oil & gas exploration & production company (no longer held at fiscal year-end); and Swift Energy Company, an oil & gas exploration & production company (no longer held at fiscal year-end).

13

PowerShares DWA Energy Momentum Portfolio (PXI) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2014
Oil & Gas Exploration & Production	44.0
Oil & Gas Refining & Marketing	15.5
Oil & Gas Equipment & Services	15.4
Oil & Gas Storage & Transportation	15.4
Oil & Gas Drilling	7.0
Specialty Chemicals	1.9
Coal & Consumable Fuels	0.8
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2014
Security
Cheniere Energy, Inc.	6.7
Continental Resources, Inc.	6.5
Gulfport Energy Corp.	4.4
Whiting Petroleum Corp.	4.4
Western Refining, Inc.	4.3
Marathon Petroleum Corp.	4.0
Williams Cos., Inc. (The)	4.0
Valero Energy Corp.	3.8
PDC Energy, Inc.	3.4
Halliburton Co.	3.4
Total	44.9

14

PowerShares DWA Energy Momentum Portfolio (PXI) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of 4/30/14

	1 Year	3 Years Avg. Ann.†††	3 Years Cumulative	5 Years Avg. Ann.†††	5 Years Cumulative	Fund Inception†
Index						Avg. Ann.†††	Cumulative
Blended-DWA Energy Technical LeadersTM Index††	26.40%	12.46%	42.21%	26.86%	228.62%	13.38%	158.13%
DWA Energy Technical LeadersTM Index††	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Dynamic Energy Sector IntellidexSM Index††	26.78	12.57	42.64	26.94	229.61	13.43	158.91
S&P 500® Energy Index	21.34	7.00	22.50	16.52	114.74	9.24	94.94
Fund
NAV Return	25.64	11.67	39.25	25.96	217.10	12.69	146.38
Market Price Return	25.66	11.63	39.09	25.93	216.73	12.69	146.40

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2015. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.69%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended - Index and Benchmark Index returns are based on the inception date of the Fund.

††	“1 Year,” “3 Years,” “5 Years” and “Fund Inception” performance for the DWA Energy Technical LeadersTM Index is not available because that Index did not commence calculation until June 30, 2013. The Blended-DWA Energy Technical LeadersTM Index performance is comprised of the performance of the Dynamic Energy Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2014.

†††	Average annualized.

15

PFI	Manager’s Analysis
PowerShares DWA Financial Momentum Portfolio (PFI)

Effective February 19, 2014, the Fund’s name changed from PowerShares Dynamic Financial Sector Portfolio to PowerShares DWA Financial Momentum Portfolio and the underlying index changed from Dynamic Financial Sector IntellidexSM Index to DWA Financials Technical LeadersTM Index. The Fund also changed its investment objective and investment policies.

As an index fund, the PowerShares DWA Financial Momentum Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the DWA Financials Technical LeadersTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Index.

Dorsey Wright & Associates, LLC (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider uses a proprietary methodology intended to identify objectively those securities within the universe of eligible securities that have the greatest potential for capital appreciation. The methodology evaluates these companies quarterly, based on a variety of criteria, including price momentum, earnings momentum, quality, management action, and value factors, to determine their relative strength, and it then ranks and sorts them based on their cumulative scores. Component securities for the Index are selected from among the companies with the highest-ranking cumulative score (“Model Score”) within the financials sub-group. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe. The Index is composed of at least 30 common stocks of companies in the relevant sector with powerful relative strength characteristics, selected from a universe of approximately 3,000 common stocks traded on U.S. exchanges. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2014, on a market price basis, the Fund returned 17.86%. On a net asset value (“NAV”) basis,

the Fund returned 17.89%. During the same time period, the Blended-DWA Financials Technical LeadersTM Index returned 18.81%, while the Dynamic Financial Sector IntellidexSM Index, the Fund’s previous underlying index, returned 19.88%. Although the underlying index changed, the Fund fully replicated the components of the previous and current, as applicable, Index during such periods as the Fund was seeking to track the relevant Index during the fiscal year; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Financials Index (the “Benchmark Index”) returned 19.65%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 83 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad-based market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its shared exposure to the financials sector.

The performance of the Fund differed from the Benchmark Index in part because the Index employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization. More specifically, relative to the Benchmark Index, the Fund was most overweight in the property & casualty insurance sub-industry and most underweight in the diversified banks sub-industry during the fiscal year ended April 30, 2014. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to these sector allocations.

For the fiscal year ended April 30, 2014, the life & health insurance sub-industry contributed most significantly to the Fund’s return, followed by the regional banks and property & casualty insurance sub-industries, respectively. The thrifts & mortgage finance sub-industry detracted most significantly followed by the specialized finance and data processing & outsourced services sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included Ameriprise Financial, Inc., a asset management & custody banks company (portfolio average weight of 2.49%) and Principle Financial Group, Inc., a life & health insurance company (portfolio average weight of 2.47%). Positions that detracted most significantly from the Fund’s return included Radian Group Inc., a thrifts & mortgage finance company (portfolio average weight of 0.71%); and First American Financial Corp., a property & casualty insurance company (portfolio average weight of 0.43%).

16

PowerShares DWA Financial Momentum Portfolio (PFI) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2014
Regional Banks	20.8
Asset Management & Custody Banks	12.5
Data Processing & Outsourced Services	11.8
Consumer Finance	9.8
Thrifts & Mortgage Finance	9.4
Life & Health Insurance	8.6
Multi-line Insurance	5.8
Property & Casualty Insurance	4.4
Mortgage REITs	3.3
Hotel & Resort REITs	3.2
Diversified Banks	2.6
Specialized Finance	2.1
Investment Banking & Brokerage	2.0
Diversified Capital Markets	1.4
Real Estate Development	1.4
Internet Software & Services	0.9
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2014
Security
MasterCard, Inc., Class A	5.6
MGIC Investment Corp.	5.2
Fifth Third Bancorp	4.8
Ameriprise Financial, Inc.	3.7
Invesco Ltd.	3.6
Radian Group, Inc.	3.4
NorthStar Realty Finance Corp.	3.3
Affiliated Managers Group, Inc.	3.3
Discover Financial Services	3.2
SLM Corp.	2.9
Total	39.0

17

PowerShares DWA Financial Momentum Portfolio (PFI) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of 4/30/14

	1 Year	3 Years Avg. Ann.†††	3 Years Cumulative	5 Years Avg. Ann.†††	5 Years Cumulative	Fund Inception†
Index						Avg. Ann.†††	Cumulative
Blended-DWA Financials Technical LeadersTM Index††	18.81%	13.19%	45.03%	16.36%	113.28%	3.45%	29.23%
DWA Financials Technical LeadersTM Index††	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Dynamic Financial Sector IntellidexSM Index††	19.88	13.53	46.33	16.57	115.20	3.58	30.39
S&P 500® Financials Index	19.65	12.42	42.07	17.18	120.96	(4.02)	(26.65)
Fund
NAV Return	17.89	12.34	41.78	15.38	104.48	2.63	21.68
Market Price Return	17.86	12.32	41.70	15.40	104.67	2.62	21.60

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2015. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 1.19%, including estimated acquired fund fees and expenses of 0.09%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended - Index and Benchmark Index returns are based on the inception date of the Fund.

††	“1 Year,” “3 Years,” “5 Years” and “Fund Inception” performance for the DWA Financials Technical LeadersTM Index is not available because that Index did not commence calculation until June 30, 2013. The Blended-DWA Financials Technical LeadersTM Index performance is comprised of the performance of the Dynamic Financial Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2014.

†††	Average annualized.

18

PTH	Manager’s Analysis
PowerShares DWA Healthcare Momentum Portfolio (PTH)

Effective February 19, 2014, the Fund’s name changed from PowerShares Dynamic Healthcare Sector Portfolio to PowerShares DWA Healthcare Momentum Portfolio and the underlying index changed from Dynamic Healthcare Sector IntellidexSM Index to DWA Healthcare Technical LeadersTM Index. The Fund also changed its investment objective and investment policies.

As an index fund, the PowerShares DWA Healthcare Momentum Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the DWA Healthcare Technical LeadersTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Index. The health care companies that comprise the Index are principally engaged in the business of providing health care-related products and services, including biotechnology, pharmaceuticals, medical technology and supplies, and facilities.

Dorsey Wright & Associates, LLC (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider uses a proprietary methodology intended to identify objectively those securities within the universe of eligible securities that have the greatest potential for capital appreciation. The methodology evaluates these companies quarterly, based on a variety of criteria, including price momentum, earnings momentum, quality, management action, and value factors, to determine their relative strength, and it then ranks and sorts them based on their cumulative scores. Component securities for the Index are selected from among the companies with the highest-ranking cumulative score (“Model Score”) within the health care sub-group. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe. The Index is composed of at least 30 common stocks of companies in the relevant sector with powerful relative strength characteristics, selected from a universe of approximately 3,000 common stocks traded on U.S. exchanges. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2014, on a market price basis, the Fund returned 17.62%. On a net asset value (“NAV”) basis, the Fund returned 17.41%. During the same time period, the Blended-DWA Healthcare Technical LeadersTM Index returned 18.23%, while the Dynamic Healthcare Sector IntellidexSM Index, the Fund’s previous underlying index, returned 31.06%. Although the underlying index changed, the Fund fully replicated the components of the previous and current, as applicable, Index during such periods as the Fund was seeking to track the relevant Index during the fiscal year; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Health Care Index (the “Benchmark Index”) returned 24.98%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 54 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of other indices similar to the Index. The Benchmark Index was selected for its recognition in the marketplace and its shared exposure to the health care sector.

The performance of the Fund differed from the Benchmark Index in part because the Index employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization. More specifically, relative to the Benchmark Index, the Fund was most overweight in the health care facilities sub-industry and most underweight in the pharmaceuticals sub-industry during the fiscal year ended April 30, 2014. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to these sector allocations as well as security selection within these sub-industries.

For the fiscal year ended April 30, 2014, the pharmaceuticals sub-industry contributed most significantly to the Fund’s return, followed by the life sciences tools & services sub-industry. The biotechnology sub-industry was the only detracting sub-industry.

Positions that contributed most significantly to the Fund’s return included McKesson Corp., a health care distributors company (no longer held at fiscal year-end) and Illumina, Inc., a life sciences tools & services company (portfolio average weight of 1.65%). Positions that detracted most significantly from the Fund’s return included Medivation, Inc., a biotechnology company (no longer held at fiscal year-end); and ACADIA Pharmaceuticals Inc., a biotechnology company (portfolio average weight of 0.4%).

19

PowerShares DWA Healthcare Momentum Portfolio (PTH) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2014
Biotechnology	44.5
Pharmaceuticals	19.9
Health Care Equipment	14.6
Health Care Supplies	9.5
Managed Health Care	4.0
Life Sciences Tools & Services	3.6
Health Care Services	2.1
Auto Parts & Equipment	0.9
Health Care Facilities	0.9
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2014
Security
Alexion Pharmaceuticals, Inc.	5.7
Regeneron Pharmaceuticals, Inc.	5.2
ACADIA Pharmaceuticals, Inc.	4.8
IDEXX Laboratories, Inc.	4.5
Actavis PLC	4.2
Cooper Cos., Inc. (The)	3.8
C.R. Bard, Inc.	3.2
Biogen Idec, Inc.	2.9
Alkermes PLC	2.9
Illumina, Inc.	2.8
Total	40.0

20

PowerShares DWA Healthcare Momentum Portfolio (PTH) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of 4/30/14

	1 Year	3 Years Avg. Ann.†††	3 Years Cumulative	5 Years Avg. Ann.†††	5 Years Cumulative	Fund Inception†
Index						Avg. Ann.†††	Cumulative
Blended-DWA Healthcare Technical LeadersTM Index††	18.23%	14.36%	49.54%	21.79%	167.95%	9.26%	95.13%
DWA Healthcare Technical LeadersTM Index††	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Dynamic Healthcare Sector IntellidexSM Index††	31.06	18.35	65.77	24.33	197.03	10.76	116.31
S&P 500® Health Care Index	24.98	20.72	75.94	21.70	166.96	9.91	104.06
Fund
NAV Return	17.41	13.55	46.43	20.88	158.06	8.46	84.59
Market Price Return	17.62	13.52	46.29	20.92	158.50	8.46	84.59

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2015. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.80%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended - Index and Benchmark Index returns are based on the inception date of the Fund.

††	“1 Year,” “3 Years,” “5 Years” and “Fund Inception” performance for the DWA Healthcare Technical LeadersTM Index is not available because that Index did not commence calculation until June 30, 2013. The Blended-DWA Healthcare Technical LeadersTM Index performance is comprised of the performance of the Dynamic Healthcare Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2014.

†††	Average annualized.

21

PRN	Manager’s Analysis
PowerShares DWA Industrials Momentum Portfolio (PRN)

Effective February 19, 2014, the Fund’s name changed from PowerShares Dynamic Industrials Sector Portfolio to PowerShares DWA Industrials Momentum Portfolio and the underlying index changed from Dynamic Industrials Sector IntellidexSM Index to DWA Industrials Technical LeadersTM Index. The Fund also changed its investment objective and investment policies.

As an index fund, the PowerShares DWA Industrials Momentum Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the DWA Industrials Technical LeadersTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Index. The industrial companies that comprise the Index are principally engaged in the business of providing industrial products and services, including engineering, heavy machinery, construction, electrical equipment, aerospace and defense and general manufacturing products and services.

Dorsey Wright & Associates, LLC (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider uses a proprietary methodology intended to identify objectively those securities within the universe of eligible securities that have the greatest potential for capital appreciation. The methodology evaluates these companies quarterly, based on a variety of criteria, including price momentum, earnings momentum, quality, management action, and value factors, to determine their relative strength, and it then ranks and sorts them based on their cumulative scores. Component securities for the Index are selected from among the companies with the highest-ranking cumulative score (“Model Score”) within the industrials sub-group. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe. The Index is composed of at least 30 common stocks of companies in the relevant sector with powerful relative strength characteristics, selected from a universe of approximately 3,000 common stocks traded on U.S. exchanges. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2014, on a market price basis, the Fund returned 26.97%. On a net asset value (“NAV”) basis, the Fund returned 27.01%. During the same time period, the Blended-DWA Industrials Technical LeadersTM Index returned 27.89%, while the Dynamic Industrials Sector IntellidexSM Index, the Fund’s previous underlying index, returned 35.60%. Although the underlying index changed, the Fund fully replicated the components of the previous and current, as applicable, Index during such periods as the Fund was seeking to track the relevant Index during the fiscal year; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Industrials Index (the “Benchmark Index”) returned 30.28%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 64 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of indices similar to the Index. The Benchmark Index was selected for its shared exposure to the industrial sector and recognition in the marketplace.

The performance of the Fund differed from the Benchmark Index in part because the Index employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization. More specifically, relative to the Benchmark Index, the Fund was most overweight in the airlines sub-industry and most underweight in the industrial conglomerates sub-industry during the fiscal year ended April 30, 2014. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to these sector allocations.

For the fiscal year ended April 30, 2014, the aerospace and defense sub-industry contributed most significantly to the Fund’s return, followed by the industrial machinery sub-industry. The data processing and outsourced services sub-industry was the most significantly detracting sub-industry, followed by the electronic equipment and instruments sub-industry.

Positions that contributed most significantly to the Fund’s return included Delta Air Lines, Inc., an airlines company (no longer held at fiscal year-end) and Northrop Grumman Corp., an aerospace & defense company (portfolio average weight of 2.28%). Positions that detracted most significantly from the Fund’s return included WageWorks, Inc., a human resource & employment services company (portfolio average weight of 0.23%); and ADT Corp., a security & alarm services company (no longer held at fiscal year-end).

22

PowerShares DWA Industrials Momentum Portfolio (PRN) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2014
Aerospace & Defense	20.5
Industrial Machinery	8.8
Data Processing & Outsourced Services	8.5
Construction Machinery & Heavy Trucks	6.4
Electrical Components & Equipment	6.3
Trucking	5.7
Specialty Chemicals	4.8
Semiconductors	4.7
Paper Packaging	4.6
Railroads	4.4
Building Products	4.3
Construction & Engineering	3.0
Human Resource & Employment Services	2.6
Marine	2.4
Construction Materials	2.2
Electronic Equipment & Instruments	2.2
Semiconductor Equipment	2.0
Commercial Printing	1.5
Internet Software & Services	1.3
Research & Consulting Services	1.2
Heavy Electrical Equipment	0.9
Trading Companies & Distributors	0.9
Electronic Components	0.8
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2014
Security
Precision Castparts Corp.	5.0
Sherwin-Williams Co. (The)	4.8
SunPower Corp.	4.7
Union Pacific Corp.	4.4
Lockheed Martin Corp.	4.2
B/E Aerospace, Inc.	4.0
Generac Holdings, Inc.	3.8
Pentair Ltd.	3.4
Northrop Grumman Corp.	2.8
Cummins, Inc.	2.7
Total	39.8

23

PowerShares DWA Industrials Momentum Portfolio (PRN) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of 4/30/14

	1 Year	3 Years Avg. Ann.†††	3 Years Cumulative	5 Years Avg. Ann.†††	5 Years Cumulative	Fund Inception†
Index						Avg. Ann.†††	Cumulative
Blended-DWA Industrials Technical LeadersTM Index††	27.89%	15.10%	52.50%	22.30%	173.66%	10.13%	107.23%
DWA Industrials Technical LeadersTM Index††	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Dynamic Industrials Sector IntellidexSM Index††	35.60	17.37	61.70	23.75	190.16	10.99	119.73
S&P 500® Industrials Index	30.28	13.65	46.80	21.94	169.57	7.52	72.90
Fund
NAV Return	27.01	13.96	48.01	21.13	160.81	9.16	93.83
Market Price Return	26.97	13.92	47.84	21.15	161.01	9.16	93.75

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2015. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.92%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended - Index and Benchmark Index returns are based on the inception date of the Fund.

††	“1 Year,” “3 Years,” “5 Years” and “Fund Inception” performance for the DWA Industrials Technical LeadersTM Index is not available because that Index did not commence calculation until June 30, 2013. The Blended-DWA Industrials Technical LeadersTM Index performance is comprised of the performance of the Dynamic Industrials Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2014.

†††	Average annualized.

24

PTF	Manager’s Analysis
PowerShares DWA Technology Momentum Portfolio (PTF)

Effective February 19, 2014, the Fund’s name changed from PowerShares Dynamic Technology Sector Portfolio to PowerShares DWA Technology Momentum Portfolio and the underlying index changed from Dynamic Technology Sector IntellidexSM Index to DWA Technology Technical LeadersTM Index. The Fund also changed its investment objective and investment policies.

As an index fund, the PowerShares DWA Technology Momentum Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the DWA Technology Technical LeadersTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Index. The technology companies that comprise the Index are principally engaged in the business of providing technology-related products and services, including computer hardware and software, Internet, electronics and semiconductors, and communication technologies.

Dorsey Wright & Associates, LLC (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider uses a proprietary methodology intended to identify objectively those securities within the universe of eligible securities that have the greatest potential for capital appreciation. The methodology evaluates these companies quarterly, based on a variety of criteria, including price momentum, earnings momentum, quality, management action, and value factors, to determine their relative strength, and it then ranks and sorts them based on their cumulative scores. Component securities for the Index are selected from among the companies with the highest-ranking cumulative score (“Model Score”) within the technology sub-group. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe. The Index is composed of at least 30 common stocks of companies in the relevant sector with powerful relative strength characteristics, selected from a universe of approximately 3,000 common stocks traded on U.S. exchanges. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2014, on a market price basis, the Fund returned 11.86%. On a net asset value (“NAV”) basis, the Fund returned 11.52%. During the same time period, the Blended-DWA Technology Technical LeadersTM Index returned 12.40%, while the Dynamic Technology Sector IntellidexSM Index, the Fund’s previous underlying index, returned 20.05%. Although the underlying index changed, the Fund fully replicated the components of the previous and current, as applicable, Index during such periods as the Fund was seeking to track the relevant Index during the fiscal year; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Information Technology Index (the “Benchmark Index”) returned 24.81%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 66 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of other indices similar to the Index. The Benchmark Index was selected for its recognition in the marketplace and its shared exposure to the technology sector.

The performance of the Fund differed from the Benchmark Index in part because the Index employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization. More specifically, relative to the Benchmark Index, the Fund was most overweight in the data processing & outsourced services sub-industry and most underweight in the systems software sub-industry during the fiscal year ended April 30, 2014. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to these sector allocations.

For the fiscal year ended April 30, 2014, the information technology sub-industry contributed most significantly to the Fund’s return, followed by the Industrials sub-industry. The health care sub-industry was the most significantly detracting sub-industry, followed by the consumer discretionary and telecommunication services sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included Western Digital Corp., a technology hardware storage & peripherals company (portfolio average weight of 2.58%) and First Solar, Inc., a semiconductors company (portfolio average weight of 1.83%). Positions that detracted most significantly from the Fund’s return included athenahealth, Inc., a health care technology company (portfolio average weight of 0.81%); and Medidata Solutions, Inc., a health care technology company (portfolio average weight of 0.44%).

25

PowerShares DWA Technology Momentum Portfolio (PTF) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2014
Application Software	19.5
Semiconductors	16.8
Technology Hardware, Storage & Peripherals	11.5
Systems Software	8.1
Electronic Components	7.9
Health Care Technology	7.6
Internet Software & Services	6.7
Semiconductor Equipment	5.6
Wireless Telecommunication Services	4.6
IT Consulting & Other Services	3.1
Communications Equipment	3.0
Cable & Satellite	1.3
Data Processing & Outsourced Services	1.3
Alternative Carriers	1.1
Electronic Manufacturing Services	1.0
Construction & Engineering	0.9
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2014
Security
Amphenol Corp., Class A	6.3
SunEdison, Inc.	5.6
MICROS Systems, Inc.	5.6
Intuit, Inc.	5.1
First Solar, Inc.	3.7
Skyworks Solutions, Inc.	3.6
Micron Technology, Inc.	3.4
athenahealth, Inc.	3.0
Cerner Corp.	3.0
Facebook, Inc., Class A	2.8
Total	42.1

26

PowerShares DWA Technology Momentum Portfolio (PTF) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of 4/30/14

	1 Year	3 Years Avg. Ann.†††	3 Years Cumulative	5 Years Avg. Ann.†††	5 Years Cumulative	Fund Inception†
Index						Avg. Ann.†††	Cumulative
Blended-DWA Technology Technical LeadersTM Index††	12.40%	6.59%	21.12%	14.50%	96.80%	4.10%	35.44%
DWA Technology Technical LeadersTM Index††	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Dynamic Technology Sector IntellidexSM Index††	20.05	8.96	29.36	16.02	110.19	5.01	44.66
S&P 500® Information Technology Index	24.81	13.30	45.43	18.75	136.12	8.67	87.38
Fund
NAV Return	11.52	5.78	18.37	13.63	89.47	3.35	28.26
Market Price Return	11.86	5.81	18.45	13.64	89.53	3.36	28.31

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2015. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.89%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended - Index and Benchmark Index returns are based on the inception date of the Fund.

††	“1 Year,” “3 Years,” “5 Years” and “Fund Inception” performance for the DWA Technology Technical LeadersTM Index is not available because that Index did not commence calculation until June 30, 2013. The Blended-DWA Technology Technical LeadersTM Index performance is comprised of the performance of the Dynamic Technology Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2014

†††	Average annualized.

27

PUI	Manager’s Analysis
PowerShares DWA Utilities Momentum Portfolio (PUI)

Effective February 19, 2014, the Fund’s name changed from PowerShares Dynamic Utilities Portfolio to PowerShares DWA Utilities Momentum Portfolio and the underlying index changed from Dynamic Utilities IntellidexSM Index to DWA Utilities Technical LeadersTM Index. The Fund also changed its investment objective and investment policies.

As an index fund, the PowerShares DWA Utilities Momentum Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the DWA Utilities Technical LeadersTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Index. The utilities companies that comprise the Index may include companies that generate and supply electricity, including electricity wholesalers; distribute natural gas to customers; provide water to customers, as well as deal with associated wastewater; and provide land line or wireless telephone services.

Dorsey Wright & Associates, LLC (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider uses a proprietary methodology intended to identify objectively those securities within the universe of eligible securities that have the greatest potential for capital appreciation. The methodology evaluates these companies quarterly, based on a variety of criteria, including price momentum, earnings momentum, quality, management action, and value factors, to determine their relative strength, and it then ranks and sorts them based on their cumulative scores. Component securities for the Index are selected from among the companies with the highest-ranking cumulative score (“Model Score”) within the utilities sub-group. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe. The Index is composed of at least 30 common stocks of companies in the relevant sector with powerful relative strength characteristics, selected from a universe of approximately 3,000 common stocks traded on U.S. exchanges. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2014, on a market price basis, the Fund returned 16.35%. On a net asset value (“NAV”) basis, the Fund returned 16.27%. During the same time period, the Blended-DWA Utilities Technical LeadersTM Index returned 17.08%, while the Dynamic Utilities IntellidexSM Index, the Fund’s previous underlying index, returned 15.54%. Although the underlying index changed, the Fund fully replicated the components of the previous and current, as applicable, Index during such periods as the Fund was seeking to track the relevant Index during the fiscal year; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Utilities Index (the “Benchmark Index”) returned 8.51%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 30 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of other indices similar to the Index. The Benchmark Index was selected for its recognition in the marketplace as well as its exposure to the utilities sector.

The performance of the Fund differed from the Benchmark Index in part because the Index employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization. More specifically, relative to the Benchmark Index, the Fund was most overweight in the integrated telecommunication services sub-industry and most underweight in the electric utilities sub-industry during the fiscal year ended April 30, 2014. The majority of the Fund’s outperformance relative to the Benchmark Index during this period can be attributed to its allocation to these sub-industries.

For the fiscal year ended April 30, 2014, the multi-utilities sub-industry contributed most significantly to the Fund’s return, followed by the alternative carriers and electric utilities sub-industries, respectively. The data processing and outsourced services sub-industry was the most significantly detracting sector, followed by the specialized REITs sub-industry.

Positions that contributed most significantly to the Fund’s return included T-Mobile US, Inc., a wireless telecommunication services company (no longer held at fiscal year-end) and DISH Network Corp. Class A, a cable & satellite company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included NII Holdings, Inc., Class B, a wireless telecommunication services company (no longer held at fiscal year-end); and FirstEnergy Corp., an electric utilities company (no longer held at fiscal year-end).

28

PowerShares DWA Utilities Momentum Portfolio (PUI) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2014
Multi-Utilities	32.1
Electric Utilities	31.6
Gas Utilities	9.1
Oil & Gas Storage & Transportation	7.6
Water Utilities	5.2
Alternative Carriers	5.0
Integrated Telecommunication Service	3.3
Oil & Gas Exploration & Production	3.0
Independent Power Producers & Energy Traders	2.0
Diversified Support Services	1.1
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2014
Security
Sempra Energy	5.0
Duke Energy Corp.	4.9
ONEOK, Inc.	4.7
tw telecom, Inc.	4.1
Wisconsin Energy Corp.	4.1
Xcel Energy, Inc.	3.9
NextEra Energy, Inc.	3.8
Southern Co. (The)	3.6
CenterPoint Energy, Inc.	3.6
Dominion Resources, Inc.	3.3
Total	41.0

29

PowerShares DWA Utilities Momentum Portfolio (PUI) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of 4/30/14

	1 Year	3 Years Avg. Ann.†††	3 Years Cumulative	5 Years Avg. Ann.†††	5 Years Cumulative	Fund Inception†
Index						Avg. Ann.†††	Cumulative
Blended-DWA Utilities Technical LeadersTM Index††	17.08%	13.46%	46.06%	16.03%	110.29%	8.50%	100.21%
DWA Utilities Technical LeadersTM Index††	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Dynamic Utilities IntellidexSM Index††	15.54	12.96	44.14	15.72	107.52	8.33	97.58
S&P 500® Utilities Index	8.51	13.87	47.66	15.72	107.48	8.30	97.09
Fund
NAV Return	16.27	12.43	42.11	15.04	101.49	7.67	87.61
Market Price Return	16.35	12.37	41.90	15.05	101.61	7.68	87.67

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2015. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.81%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended - Index and Benchmark Index returns are based on the inception date of the Fund.

††	“1 Year,” “3 Years,” “5 Years” and “Fund Inception” performance for the DWA Utilities Technical LeadersTM Index is not available because that Index did not commence calculation until June 30, 2013. The Blended-DWA Utilities Technical LeadersTM Index performance is comprised of the performance of the Dynamic Utilities IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2014.

†††	Average annualized.

30

PNQI	Manager’s Analysis
PowerShares NASDAQ Internet Portfolio (PNQI)

As an index fund, the PowerShares NASDAQ Internet Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ Internet IndexSM (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of Internet software and service companies that comprise the Index. These companies include those involved in Internet-related services, including Internet access providers, Internet search engines, web hosting, website design and e-commerce.

The NASDAQ OMX Group, Inc. (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider selects constituents for the Index, which is designed to track the performance of the largest and most liquid U.S.-listed companies that are involved in Internet-related business. In order to be eligible for inclusion in the Index, in addition to being engaged in Internet-related business, a security must: be listed on NASDAQ, the NYSE or the NYSE MKT; have a minimum market capitalization of $200 million; have a minimum three-month average daily trading volume of 100,000 shares; have a minimum closing price of $3.00; be issued by a company that has not entered into a definitive agreement or other arrangement that would likely result in the security no longer being Index eligible; and may not be issued by a company in bankruptcy proceedings or that has annual financial statements with an audit opinion that is currently withdrawn. The Index Provider weights securities included in the Index according to a modified market capitalization methodology. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2014, on a market price basis, the Fund returned 33.48%. On a net asset value (“NAV”) basis, the Fund returned 33.70%. During the same time period, the Index returned 34.44%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the NASDAQ-100® Index (the “Benchmark Index”) returned 25.82%. The Benchmark Index is an unmanaged index weighted by modified market capitalization based on the average performance of approximately 100 securities. The Fund provided this additional comparative benchmark because of its recognition in the marketplace and to help investors better understand how the investment results of the Fund compare to the performance of a broad-based market benchmark.

The performance of the Fund differed from the Benchmark Index in part because the Fund contains a set of companies engaged in

Internet-related businesses, whereas the Benchmark Index consists of the approximately 100 largest non-financial securities listed on the NASDAQ Stock Market.

Relative to the Benchmark Index, the Fund was most overweight in the Internet software & services sub-industry and most underweight in the technology hardware storage & peripherals sub-industry during the fiscal year ended April 30, 2014. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to its allocation to the Internet retail sub-industry and Internet software & services sub-industry.

For the fiscal year ended April 30, 2014, the Internet software & services sub-industry contributed most significantly to the Fund’s return, followed by the Internet retail sub-industry and the application software sub-industry. Casinos & gaming was the only detracting sub-industry.

Positions that contributed most significantly to the Fund’s return included Facebook, Inc., an Internet software & services company (portfolio average weight of 8.91%) and Priceline Group Inc., an Internet retail company (portfolio average weight of 8.07%). Positions that detracted most significantly from the Fund’s return included Rackspace Hosting, Inc., an Internet software & services company (portfolio average weight of 1.63%); and Equinix, Inc., an Internet software & services company (portfolio average weight of 2.58%).

31

PowerShares NASDAQ Internet Portfolio (PNQI) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2014
Internet Software & Services	67.5
Internet Retail	30.1
Application Software	1.8
Alternative Carriers	0.4
Casinos & Gaming	0.1
Systems Software	0.1
Wireless Telecommunication Services	0.1
Money Market Funds Plus Other Assets Less Liabilities	(0.1)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2014
Security
eBay, Inc.	8.3
Facebook, Inc., Class A	8.3
Priceline Group, Inc. (The)	8.1
Amazon.com, Inc.	7.9
Yahoo!, Inc.	4.4
Baidu, Inc. ADR	4.3
Google, Inc., Class A	4.2
Google, Inc., Class C	4.1
Netflix, Inc.	3.4
TripAdvisor, Inc.	2.8
Total	55.8

32

PowerShares NASDAQ Internet Portfolio (PNQI) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of 4/30/14

	1 Year	3 Years Avg. Ann.††	3 Years Cumulative	5 Years Avg. Ann.††	5 Years Cumulative	Fund Inception†
Index						Avg. Ann.††	Cumulative
NASDAQ Internet IndexSM	34.44%	14.76%	51.12%	28.76%	253.96%	18.04%	165.27%
NASDAQ-100® Index	25.82	15.68	54.81	22.04	170.71	12.24	97.23
Fund
NAV Return	33.70	14.22	49.03	28.08	244.62	17.43	157.33
Market Price Return	33.48	14.13	48.66	28.04	244.19	17.08	152.87

Fund Inception: June 12, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the expense ratio of 0.60% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Average annualized.

33

Schedule of Investments(a)

PowerShares DWA Basic Materials Momentum Portfolio (PYZ)

April 30, 2014

Number of Shares		Value
	Common Stocks—100.0%
	Aerospace & Defense—1.7%
38,795	Hexcel Corp.(b)	$1,617,363

	Aluminum—2.7%
91,396	Century Aluminum Co.(b)	1,256,695
17,775	Kaiser Aluminum Corp.	1,251,360

		2,508,055

	Commodity Chemicals—10.3%
27,008	Cabot Corp.	1,561,062
38,903	LyondellBasell Industries NV, Class A	3,598,528
63,297	Westlake Chemical Corp.	4,506,746

		9,666,336

	Diversified Chemicals—16.9%
57,893	Dow Chemical Co. (The)	2,888,861
25,909	E.I. du Pont de Nemours & Co.	1,744,194
33,502	Eastman Chemical Co.	2,920,369
50,241	FMC Corp.	3,868,557
133,660	Huntsman Corp.	3,348,183
42,030	Olin Corp.	1,181,043

		15,951,207

	Diversified Metals & Mining—4.0%
56,640	Horsehead Holding Corp.(b)	883,018
63,249	US Silica Holdings, Inc.	2,856,957

		3,739,975

	Electronic Components—1.0%
16,163	Rogers Corp.(b)	970,103

	Fertilizers & Agricultural Chemicals—2.2%
8,528	CF Industries Holdings, Inc.	2,090,810

	Gold—1.0%
287,099	Allied Nevada Gold Corp.(b)(c)	973,266

	Industrial Gases—7.1%
34,625	Airgas, Inc.	3,679,253
23,017	Praxair, Inc.	3,004,869

		6,684,122

	Life Sciences Tools & Services—1.5%
66,738	Cambrex Corp.(b)	1,367,462

	Oil & Gas Refining & Marketing—1.5%
47,156	Green Plains Renewable Energy, Inc.	1,409,964

	Paper Products—5.7%
23,127	Clearwater Paper Corp.(b)	1,419,767
82,501	KapStone Paper and Packaging Corp.(b)	2,176,376
37,362	P.H. Glatfelter Co.	953,478
47,000	Resolute Forest Products, Inc.(b)	838,480

		5,388,101

	Specialty Chemicals—41.4%
35,558	Ashland, Inc.	3,434,903
28,086	Cytec Industries, Inc.	2,677,158
18,050	Ecolab, Inc.	1,888,752
148,000	Ferro Corp.(b)	1,921,040
48,559	FutureFuel Corp.	974,579
27,398	H.B. Fuller Co.	1,269,349
13,310	International Flavors & Fragrances, Inc.	1,311,301
15,658	Minerals Technologies, Inc.	931,494
5,675	NewMarket Corp.	2,112,916
62,637	PolyOne Corp.	2,347,008
13,599	PPG Industries, Inc.	2,633,038

Number of Shares		Value
	Common Stocks (continued)
	Specialty Chemicals (continued)
14,715	Quaker Chemical Corp.	$1,095,238
53,943	Rockwood Holdings, Inc.	3,832,650
33,479	RPM International, Inc.	1,428,214
25,174	Sensient Technologies Corp.	1,360,655
30,156	Sigma-Aldrich Corp.	2,901,309
38,718	Valspar Corp. (The)	2,827,963
44,105	W.R. Grace & Co.(b)	4,062,071

		39,009,638

	Steel—3.0%
21,853	Carpenter Technology Corp.	1,372,368
38,906	Worthington Industries, Inc.	1,431,741

		2,804,109

	Total Common Stocks (Cost $87,536,114)	94,180,511

	Money Market Fund—0.1%
70,043	Invesco Premier Portfolio—Institutional Class(d) (Cost $70,043)	70,043

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $87,606,157)—100.1%	94,250,554

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—0.8%
771,062	Invesco Liquid Assets Portfolio—Institutional Class(d)(e) (Cost $771,062)	771,062

	Total Investments (Cost $88,377,219)—100.9%	95,021,616
	Other assets less liabilities—(0.9)%	(831,588)

	Net Assets—100.0%	$94,190,028

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2014.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2G. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of April 30, 2014.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
Brown Brothers Harriman & Co.	$706,459	$(706,459)	$—

*	Amount does not include excess collateral received, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Schedule of Investments(a)

PowerShares DWA Consumer Cyclicals Momentum Portfolio (PEZ)

April 30, 2014

Number of Shares		Value
	Common Stocks—100.0%
	Airlines—5.7%
12,882	Alaska Air Group, Inc.	$1,211,939
39,193	American Airlines Group, Inc.(b)	1,374,498

		2,586,437

	Apparel Retail—3.6%
28,632	TJX Cos., Inc. (The)	1,665,810

	Apparel, Accessories & Luxury Goods—7.5%
15,314	Kate Spade & Co.(b)	532,468
23,842	Under Armour, Inc., Class A(b)	1,165,635
28,280	VF Corp.	1,727,625

		3,425,728

	Auto Parts & Equipment—8.0%
14,577	Tower International, Inc.(b)	405,387
40,615	TRW Automotive Holdings Corp.(b)	3,263,415

		3,668,802

	Automobile Manufacturers—3.7%
8,240	Tesla Motors, Inc.(b)	1,713,014

	Automotive Retail—6.3%
19,483	O’Reilly Automotive, Inc.(b)	2,898,875

	Broadcasting—4.0%
25,165	CBS Corp., Class B	1,453,530
70,228	Entravision Communications Corp., Class A	372,911

		1,826,441

	Cable & Satellite—2.3%
32,018	Starz, Class A(b)	1,033,221

	Casinos & Gaming—4.1%
34,498	Caesars Entertainment Corp.(b)	637,178
6,167	Wynn Resorts Ltd.	1,257,390

		1,894,568

	Construction Machinery & Heavy Trucks—2.1%
9,024	WABCO Holdings, Inc.(b)	965,658

	Department Stores—2.0%
15,904	Macy’s, Inc.	913,367

	Drug Retail—3.7%
230,117	Rite Aid Corp.(b)	1,679,854

	Food Retail—1.8%
10,775	Susser Holdings Corp.(b)	833,769

	General Merchandise Stores—0.9%
28,571	Tuesday Morning Corp.(b)	399,423

	Homefurnishing Retail—2.5%
18,201	Williams-Sonoma, Inc.	1,143,387

	Industrial Machinery—1.4%
2,436	Middleby Corp. (The)(b)	615,041

	Internet Retail—13.9%
5,168	Amazon.com, Inc.(b)	1,571,744
4,398	Netflix, Inc.(b)	1,416,332
2,919	Priceline Group, Inc. (The)(b)	3,379,472

		6,367,548

	Internet Software & Services—4.2%
33,078	Pandora Media, Inc.(b)	774,687
10,412	Zillow, Inc., Class A(b)	1,131,784

		1,906,471

Number of Shares		Value
	Common Stocks (continued)
	Leisure Products—2.9%
9,969	Polaris Industries, Inc.	$1,339,136

	Movies & Entertainment—0.9%
13,618	Carmike Cinemas, Inc.(b)	403,910

	Restaurants—10.8%
22,011	Brinker International, Inc.	1,081,620
7,157	Buffalo Wild Wings, Inc.(b)	1,045,781
26,092	Domino’s Pizza, Inc.	1,940,723
12,351	Starbucks Corp.	872,228

		4,940,352

	Specialty Stores—5.6%
12,966	Signet Jewelers Ltd.	1,313,715
18,728	Tractor Supply Co.	1,259,271

		2,572,986

	Trucking—2.1%
18,538	Avis Budget Group, Inc.(b)	974,913

	Total Common Stocks (Cost $47,187,551)	45,768,711

	Money Market Fund—0.1%
41,864	Invesco Premier Portfolio—Institutional Class(c) (Cost $41,864)	41,864

	Total Investments (Cost $47,229,415)—100.1%	45,810,575
	Other assets less liabilities—(0.1)%	(56,932)

	Net Assets—100.0%	$45,753,643

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Schedule of Investments(a)

PowerShares DWA Consumer Staples Momentum Portfolio (PSL)

April 30, 2014

Number of Shares		Value
	Common Stocks—100.1%
	Data Processing & Outsourced Services—0.3%
4,496	Blackhawk Network Holdings, Inc., Class B(b)	$103,543

	Distillers & Vintners—5.3%
9,052	Brown-Forman Corp., Class B	812,145
15,702	Constellation Brands, Inc., Class A(b)	1,253,648

		2,065,793

	Distributors—1.4%
6,784	Core-Mark Holding Co., Inc.	546,383

	Diversified Support Services—1.6%
20,316	KAR Auction Services, Inc.	605,010

	Education Services—9.2%
27,099	Apollo Education Group, Inc.(b)	782,077
10,711	Bright Horizons Family Solutions, Inc.(b)	436,795
7,652	Capella Education Co.	446,571
71,538	Career Education Corp.(b)	516,504
14,813	DeVry Education Group, Inc.	667,029
16,154	Grand Canyon Education, Inc.(b)	696,561

		3,545,537

	Environmental & Facilities Services—1.4%
18,423	Rollins, Inc.	554,164

	Food Distributors—3.6%
10,637	Andersons, Inc. (The)	662,579
10,414	United Natural Foods, Inc.(b)	718,878

		1,381,457

	Food Retail—4.1%
9,712	Casey’s General Stores, Inc.	666,826
27,369	Safeway, Inc.	932,188

		1,599,014

	Health Care Facilities—1.4%
17,559	VCA Antech, Inc.(b)	537,832

	Home Furnishings—2.3%
18,033	Tempur Sealy International, Inc.(b)	904,896

	Household Appliances—1.1%
6,956	Helen of Troy Ltd.(b)	436,141

	Household Products—6.0%
23,687	Church & Dwight Co., Inc.	1,634,640
9,069	Spectrum Brands Holdings, Inc.	696,771

		2,331,411

	Housewares & Specialties—7.2%
26,231	Jarden Corp.(b)	1,499,102
42,626	Newell Rubbermaid, Inc.	1,283,469

		2,782,571

	Industrial Machinery—1.9%
6,311	Snap-on, Inc.	732,076

	Internet Software & Services—2.7%
18,049	Yelp, Inc.(b)	1,052,618

	Packaged Foods & Meats—28.9%
19,964	Diamond Foods, Inc.(b)	610,300
15,706	Hain Celestial Group, Inc. (The)(b)	1,351,030
9,731	Hershey Co. (The)	936,512
24,795	Hillshire Brands Co. (The)	883,942
12,828	Hormel Foods Corp.	611,767
5,937	J & J Snack Foods Corp.	555,703

Number of Shares		Value
	Common Stocks (continued)
	Packaged Foods & Meats (continued)
14,262	Keurig Green Mountain, Inc.	$1,336,064
12,228	Kraft Foods Group, Inc.	695,284
5,041	Lancaster Colony Corp.	478,290
45,274	Pilgrim’s Pride Corp. (Brazil)(b)	989,690
17,937	Pinnacle Foods, Inc.	545,285
11,000	Post Holdings, Inc.(b)	574,860
25,924	Tyson Foods, Inc., Class A	1,088,030
19,989	WhiteWave Foods Co. (The), Class A(b)	553,495

		11,210,252

	Personal Products—2.7%
12,968	Inter Parfums, Inc.	474,499
8,249	USANA Health Sciences, Inc.(b)	559,777

		1,034,276

	Soft Drinks—6.8%
30,270	Coca-Cola Enterprises, Inc.	1,375,469
18,467	Monster Beverage Corp.(b)	1,236,550

		2,612,019

	Specialized Consumer Services—6.3%
32,431	H&R Block, Inc.	921,689
41,648	Service Corp. International	781,733
17,636	Sotheby’s	741,770

		2,445,192

	Trading Companies & Distributors—4.4%
17,973	United Rentals, Inc.(b)	1,686,407

	Trucking—1.5%
2,348	AMERCO	587,258

	Total Common Stocks (Cost $39,147,986)	38,753,850

	Money Market Fund—0.1%
44,526	Invesco Premier Portfolio—Institutional Class(c) (Cost $44,526)	44,526

	Total Investments (Cost $39,192,512)—100.2%	38,798,376
	Other assets less liabilities—(0.2)%	(59,959)

	Net Assets—100.0%	$38,738,417

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Schedule of Investments(a)

PowerShares DWA Energy Momentum Portfolio (PXI)

April 30, 2014

Number of Shares		Value
	Common Stocks—100.0%
	Coal & Consumable Fuels—0.8%
165,225	Solazyme, Inc.(b)	$1,777,821

	Oil & Gas Drilling—7.0%
61,815	Helmerich & Payne, Inc.	6,716,200
182,478	Patterson-UTI Energy, Inc.	5,936,009
157,131	Pioneer Energy Services Corp.(b)	2,352,251

		15,004,460

	Oil & Gas Equipment & Services—15.4%
142,634	Basic Energy Services, Inc.(b)	3,768,390
24,067	CARBO Ceramics, Inc.	3,367,214
33,428	Core Laboratories NV	6,273,767
142,356	Exterran Holdings, Inc.	6,124,155
115,130	Halliburton Co.	7,261,249
166,680	RPC, Inc.	3,705,297
231,545	Willbros Group, Inc.(b)	2,572,465

		33,072,537

	Oil & Gas Exploration & Production—44.0%
113,060	Bonanza Creek Energy, Inc.(b)	5,496,977
74,594	Carrizo Oil & Gas, Inc.(b)	4,104,162
183,788	Chesapeake Energy Corp.	5,283,905
127,810	Comstock Resources, Inc.	3,553,118
88,008	ConocoPhillips	6,539,875
100,750	Continental Resources, Inc.(b)	13,955,890
83,244	Diamondback Energy, Inc.(b)	5,988,573
61,636	EOG Resources, Inc.	6,040,328
129,172	Gulfport Energy Corp.(b)	9,516,101
574,308	Magnum Hunter Resources Corp.(b)	4,881,618
196,067	Matador Resources Co.(b)	5,631,044
115,800	PDC Energy, Inc.(b)	7,372,986
384,181	Penn Virginia Corp.(b)	6,392,772
129,058	Whiting Petroleum Corp.(b)	9,514,156

		94,271,505

	Oil & Gas Refining & Marketing—15.5%
92,900	Marathon Petroleum Corp.	8,635,055
86,396	Phillips 66	7,189,875
141,365	Valero Energy Corp.	8,081,837
212,089	Western Refining, Inc.	9,225,872

		33,132,639

	Oil & Gas Storage & Transportation—15.4%
255,943	Cheniere Energy, Inc.(b)	14,447,982
68,826	SemGroup Corp., Class A	4,396,605
52,837	Targa Resources Corp.	5,705,868
202,067	Williams Cos., Inc. (The)	8,521,165

		33,071,620

	Specialty Chemicals—1.9%
148,804	Flotek Industries, Inc.(b)	4,168,000

	Total Common Stocks (Cost $190,736,594)	214,498,582

Number of Shares		Value
	Money Market Fund—0.1%
62,040	Invesco Premier Portfolio—Institutional Class(c) (Cost $62,040)	$62,040

	Total Investments (Cost $190,798,634)—100.1%	214,560,622
	Other assets less liabilities—(0.1)%	(119,879)

	Net Assets—100.0%	$214,440,743

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Schedule of Investments(a)

PowerShares DWA Financial Momentum Portfolio (PFI)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Asset Management & Custody Banks—12.5%
5,972	Affiliated Managers Group, Inc.(b)	$1,183,651
11,845	Ameriprise Financial, Inc.	1,322,257
37,385	Invesco Ltd.(c)	1,316,326
10,107	Waddell & Reed Financial, Inc., Class A	681,717

		4,503,951

	Consumer Finance—9.8%
9,899	American Express Co.	865,470
3,741	Credit Acceptance Corp.(b)	492,016
20,667	Discover Financial Services	1,155,285
40,030	SLM Corp.	1,030,773

		3,543,544

	Data Processing & Outsourced Services—11.8%
15,810	Broadridge Financial Solutions, Inc.	606,156
27,317	MasterCard, Inc., Class A	2,009,165
28,745	Total System Services, Inc.	913,229
3,584	Visa, Inc., Class A	726,154

		4,254,704

	Diversified Banks—2.6%
18,978	Wells Fargo & Co.	942,068

	Diversified Capital Markets—1.4%
15,279	HFF, Inc., Class A	519,486

	Hotel & Resort REITs—3.2%
35,883	FelCor Lodging Trust, Inc. REIT	331,200
76,018	Strategic Hotels & Resorts, Inc. REIT(b)	820,234

		1,151,434

	Internet Software & Services—0.9%
8,887	Envestnet, Inc.(b)	327,486

	Investment Banking & Brokerage—2.0%
32,204	E*TRADE Financial Corp.(b)	722,980

	Life & Health Insurance—8.6%
48,362	CNO Financial Group, Inc.	834,245
18,629	Principal Financial Group, Inc.	872,582
14,155	Protective Life Corp.	724,028
8,746	Torchmark Corp.	697,056

		3,127,911

	Mortgage REITs—3.3%
74,189	NorthStar Realty Finance Corp. REIT	1,188,508

	Multi-line Insurance—5.8%
50,728	Genworth Financial, Inc., Class A(b)	905,495
17,729	HCC Insurance Holdings, Inc.	814,470
12,763	Horace Mann Educators Corp.	383,783

		2,103,748

	Property & Casualty Insurance—4.4%
17,666	Allstate Corp. (The)	1,006,079
12,792	Hilltop Holdings, Inc.(b)	285,773
9,923	Stewart Information Services Corp.	302,652

		1,594,504

	Real Estate Development—1.4%
3,590	Howard Hughes Corp. (The)(b)	512,508

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Regional Banks—20.8%
6,186	Bank of the Ozarks, Inc.	$370,541
8,111	Banner Corp.	320,709
21,892	Boston Private Financial Holdings, Inc.	273,869
12,307	Cathay General Bancorp	290,445
19,605	East West Bancorp, Inc.	676,569
84,839	Fifth Third Bancorp	1,748,532
14,108	Hanmi Financial Corp.	300,077
10,699	Investors Bancorp, Inc.	285,984
9,321	Pinnacle Financial Partners, Inc.	322,227
15,127	PrivateBancorp, Inc.	417,051
4,475	Signature Bank(b)	531,720
4,650	SVB Financial Group(b)	496,108
8,748	Texas Capital Bancshares, Inc.(b)	491,550
15,406	United Community Banks, Inc.(b)	248,807
10,551	ViewPoint Financial Group, Inc.	275,065
20,175	Western Alliance Bancorp(b)	465,437

		7,514,691

	Specialized Finance—2.1%
14,185	MarketAxess Holdings, Inc.	764,288

	Thrifts & Mortgage Finance—9.4%
15,454	Flagstar Bancorp, Inc.(b)	271,990
218,092	MGIC Investment Corp.(b)	1,875,591
88,878	Radian Group, Inc.	1,242,515

		3,390,096

	Total Common Stocks and Other Equity Interests (Cost $36,050,565)	36,161,907

	Money Market Fund—0.1%
52,064	Invesco Premier Portfolio—Institutional Class(d) (Cost $52,064)	52,064

	Total Investments (Cost $36,102,629)—100.1%	36,213,971
	Other assets less liabilities—(0.1)%	(46,911)

	Net Assets—100.0%	$36,167,060

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Affiliated company. The Fund’s Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated. See Note 4.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Schedule of Investments(a)

PowerShares DWA Healthcare Momentum Portfolio (PTH)

April 30, 2014

Number of Shares		Value
	Common Stocks—100.0%
	Auto Parts & Equipment—0.9%
26,919	Gentherm, Inc.(b)	$978,506

	Biotechnology—44.5%
251,661	ACADIA Pharmaceuticals, Inc.(b)	5,065,936
38,396	Alexion Pharmaceuticals, Inc.(b)	6,074,247
66,214	Alkermes PLC(b)	3,063,060
68,949	Anacor Pharmaceuticals, Inc.(b)	1,135,590
10,937	Biogen Idec, Inc.(b)	3,140,231
258,413	Chelsea Therapeutics International Ltd.(b)	1,261,055
32,076	Cubist Pharmaceuticals, Inc.(b)	2,247,245
125,423	Dyax Corp.(b)	829,046
23,171	Enanta Pharmaceuticals, Inc.(b)	862,193
31,893	Gilead Sciences, Inc.(b)	2,503,282
51,513	Incyte Corp. Ltd.(b)	2,501,471
31,209	Insys Therapeutics, Inc.(b)	1,281,442
4,798	Intercept Pharmaceuticals, Inc.(b)	1,267,248
147,301	Keryx Biopharmaceuticals, Inc.(b)	2,175,636
29,368	Ligand Pharmaceuticals, Inc.(b)	1,855,177
18,563	Regeneron Pharmaceuticals, Inc.(b)	5,511,169
79,701	Repligen Corp.(b)	1,263,261
122,903	Sangamo BioSciences, Inc.(b)	1,700,977
35,986	Seattle Genetics, Inc.(b)	1,384,741
102,865	Vanda Pharmaceuticals, Inc.(b)	1,432,909
232,703	ZIOPHARM Oncology, Inc.(b)	837,731

		47,393,647

	Health Care Equipment—14.6%
24,644	C.R. Bard, Inc.	3,384,360
32,421	Cardiovascular Systems, Inc.(b)	932,104
29,135	Cyberonics, Inc.(b)	1,723,627
44,255	DexCom, Inc.(b)	1,435,632
37,770	IDEXX Laboratories, Inc.(b)	4,775,639
50,802	Insulet Corp.(b)	1,911,679
139,297	Rockwell Medical, Inc.(b)	1,415,258

		15,578,299

	Health Care Facilities—0.9%
38,125	Kindred Healthcare, Inc.	956,937

	Health Care Services—2.1%
39,969	Air Methods Corp.(b)	2,225,074

	Health Care Supplies—9.5%
40,350	Align Technology, Inc.(b)	2,033,236
27,308	Anika Therapeutics, Inc.(b)	1,167,144
30,734	Cooper Cos., Inc. (The)	4,054,122
41,339	Spectranetics Corp.(b)	878,867
46,612	West Pharmaceutical Services, Inc.	2,022,029

		10,155,398

	Life Sciences Tools & Services—3.6%
22,806	Fluidigm Corp.(b)	856,593
21,692	Illumina, Inc.(b)	2,946,858

		3,803,451

	Managed Health Care—4.0%
20,748	Humana, Inc.	2,277,093
26,146	UnitedHealth Group, Inc.	1,961,996

		4,239,089

Number of Shares		Value
	Common Stocks (continued)
	Pharmaceuticals—19.9%
106,372	AcelRX Pharmaceuticals, Inc.(b)	$1,150,945
21,790	Actavis PLC(b)	4,452,351
17,131	Allergan, Inc.	2,841,005
67,906	Depomed, Inc.(b)	951,363
31,155	Endo International PLC(b)	1,961,051
101,026	Horizon Pharma, Inc.(b)	1,432,549
17,105	Jazz Pharmaceuticals PLC(b)	2,307,464
41,311	Lannett Co., Inc.(b)	1,426,469
33,049	Pacira Pharmaceuticals, Inc.(b)	2,263,526
22,637	Salix Pharmaceuticals Ltd.(b)	2,490,070

		21,276,793

	Total Common Stocks (Cost $111,109,143)	106,607,194

	Money Market Fund—0.1%
57,960	Invesco Premier Portfolio—Institutional Class(c) (Cost $57,960)	57,960

	Total Investments (Cost $111,167,103)—100.1%	106,665,154
	Other assets less liabilities—(0.1)%	(104,722)

	Net Assets—100.0%	$106,560,432

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Schedule of Investments(a)

PowerShares DWA Industrials Momentum Portfolio (PRN)

April 30, 2014

Number of Shares		Value
	Common Stocks—100.0%
	Aerospace & Defense—20.5%
77,068	B/E Aerospace, Inc.(b)	$6,764,258
95,389	GenCorp, Inc.(b)	1,675,031
70,258	HEICO Corp.	3,886,673
42,935	Lockheed Martin Corp.	7,047,351
39,735	Northrop Grumman Corp.	4,828,200
33,493	Precision Castparts Corp.	8,476,743
135,672	Taser International, Inc.(b)	2,191,103

		34,869,359

	Building Products—4.3%
43,324	A.O. Smith Corp.	2,025,830
146,623	PGT, Inc.(b)	1,458,899
127,248	USG Corp.(b)	3,799,625

		7,284,354

	Commercial Printing—1.5%
45,538	Deluxe Corp.	2,502,313

	Construction & Engineering—3.0%
46,885	Chicago Bridge & Iron Co. NV	3,754,082
47,040	Primoris Services Corp.	1,316,179

		5,070,261

	Construction Machinery & Heavy Trucks—6.4%
26,586	American Railcar Industries, Inc.	1,846,132
30,634	Cummins, Inc.	4,621,139
140,182	Manitowoc Co., Inc. (The)	4,454,984

		10,922,255

	Construction Materials—2.2%
293,493	Headwaters, Inc.(b)	3,662,793

	Data Processing & Outsourced Services—8.5%
15,776	Alliance Data Systems Corp.(b)	3,816,214
37,834	FleetCor Technologies, Inc.(b)	4,317,995
75,267	MAXIMUS, Inc.	3,204,116
31,769	WEX, Inc.(b)	3,048,871

		14,387,196

	Electrical Components & Equipment—6.3%
57,872	Eaton Corp. PLC	4,203,822
109,257	Generac Holdings, Inc.	6,433,052

		10,636,874

	Electronic Components—0.8%
15,948	Littelfuse, Inc.	1,444,091

	Electronic Equipment & Instruments—2.2%
60,987	Cognex Corp.(b)	2,099,782
20,772	FEI Co.	1,651,790

		3,751,572

	Heavy Electrical Equipment—0.9%
67,643	PowerSecure International, Inc.(b)	1,503,704

	Human Resource & Employment Services—2.6%
57,499	On Assignment, Inc.(b)	2,012,465
56,048	WageWorks, Inc.(b)	2,374,754

		4,387,219

	Industrial Machinery—8.8%
40,637	Altra Industrial Motion Corp.	1,388,160
45,937	Colfax Corp.(b)	3,306,545

Number of Shares		Value
	Common Stocks (continued)
	Industrial Machinery (continued)
36,772	IDEX Corp.	$2,742,088
189,554	Mueller Water Products, Inc., Class A	1,728,732
77,019	Pentair Ltd.	5,721,742

		14,887,267

	Internet Software & Services—1.3%
13,807	CoStar Group, Inc.(b)	2,221,408

	Marine—2.4%
39,974	Kirby Corp.(b)	4,022,184

	Paper Packaging—4.6%
365,671	Graphic Packaging Holding Co.(b)	3,751,784
61,438	Packaging Corp. of America	4,093,614

		7,845,398

	Railroads—4.4%
39,143	Union Pacific Corp.	7,454,002

	Research & Consulting Services—1.2%
35,827	Advisory Board Co. (The)(b)	2,051,454

	Semiconductor Equipment—2.0%
208,884	GT Advanced Technologies, Inc.(b)	3,469,563

	Semiconductors—4.7%
236,603	SunPower Corp. (France)(b)	7,907,272

	Specialty Chemicals—4.8%
40,954	Sherwin-Williams Co. (The)	8,184,247

	Trading Companies & Distributors—0.9%
40,426	H&E Equipment Services, Inc.(b)	1,558,422

	Trucking—5.7%
75,445	ArcBest Corp.(b)	2,974,042
51,123	Old Dominion Freight Line, Inc.(b)	3,099,588
40,259	Saia, Inc.(b)	1,657,463
85,605	YRC Worldwide, Inc.(b)	1,920,120

		9,651,213

	Total Common Stocks (Cost $172,013,580)	169,674,421

	Money Market Fund—0.1%
76,562	Invesco Premier Portfolio—Institutional Class(c) (Cost $76,562)	76,562

	Total Investments (Cost $172,090,142)—100.1%	169,750,983
	Other assets less liabilities—(0.1)%	(128,753)

	Net Assets—100.0%	$169,622,230

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Schedule of Investments(a)

PowerShares DWA Technology Momentum Portfolio (PTF)

April 30, 2014

Number of Shares		Value
	Common Stocks—100.0%
	Alternative Carriers—1.1%
42,206	Inteliquent, Inc.	$575,690

	Application Software—19.5%
13,830	ACI Worldwide, Inc.(b)	790,384
20,547	Aspen Technology, Inc.(b)	883,316
38,785	Ellie Mae, Inc.(b)	945,966
14,133	Guidewire Software, Inc.(b)	533,662
8,721	Interactive Intelligence Group, Inc.(b)	545,673
36,026	Intuit, Inc.	2,728,970
33,135	Manhattan Associates, Inc.(b)	1,044,747
16,359	Monotype Imaging Holdings, Inc.	432,041
12,617	Netscout Systems, Inc.(b)	491,558
16,991	Splunk, Inc.(b)	927,199
9,373	Ultimate Software Group, Inc. (The)(b)	1,121,292

		10,444,808

	Cable & Satellite—1.3%
9,525	Loral Space & Communications, Inc.(b)	685,705

	Communications Equipment—3.0%
23,410	CalAmp Corp.(b)	415,527
31,193	Ubiquiti Networks, Inc.(b)	1,208,105

		1,623,632

	Construction & Engineering—0.9%
16,837	Tutor Perini Corp.(b)	498,375

	Data Processing & Outsourced Services—1.3%
12,893	Jack Henry & Associates, Inc.	711,178

	Electronic Components—7.9%
35,181	Amphenol Corp., Class A	3,354,508
12,158	Belden, Inc.	897,382

		4,251,890

	Electronic Manufacturing Services—1.0%
36,869	Maxwell Technologies, Inc.(b)	555,247

	Health Care Technology—7.6%
12,951	athenahealth, Inc.(b)	1,601,261
31,179	Cerner Corp.(b)	1,599,483
23,638	Medidata Solutions, Inc.(b)	858,296

		4,059,040

	Internet Software & Services—6.7%
17,332	Cornerstone OnDemand, Inc.(b)	637,124
11,593	Demandware, Inc.(b)	575,361
25,169	Facebook, Inc., Class A(b)	1,504,603
27,676	Web.com Group, Inc.(b)	849,930

		3,567,018

	IT Consulting & Other Services—3.1%
24,259	Cognizant Technology Solutions Corp., Class A(b)	1,162,128
14,559	Virtusa Corp.(b)	480,010

		1,642,138

	Semiconductor Equipment—5.6%
155,755	SunEdison, Inc.(b)	2,995,169

	Semiconductors—16.8%
29,047	First Solar, Inc.(b)	1,960,382
28,257	Freescale Semiconductor Ltd.(b)	620,806
69,065	Micron Technology, Inc.(b)	1,803,978
19,043	Monolithic Power Systems, Inc.(b)	706,495

Number of Shares		Value
	Common Stocks (continued)
	Semiconductors (continued)
46,786	Skyworks Solutions, Inc.(b)	$1,920,565
18,917	Synaptics, Inc.(b)	1,175,692
55,713	TriQuint Semiconductor, Inc.(b)	790,010

		8,977,928

	Systems Software—8.1%
58,109	MICROS Systems, Inc.(b)	2,992,613
12,659	NetSuite, Inc.(b)	978,667
14,972	Proofpoint, Inc.(b)	380,888

		4,352,168

	Technology Hardware, Storage & Peripherals—11.5%
2,530	Apple, Inc.	1,492,928
33,845	Cray, Inc.(b)	971,690
18,477	Electronics for Imaging, Inc.(b)	698,246
34,854	Hewlett-Packard Co.	1,152,273
15,054	Lexmark International, Inc., Class A	647,322
13,703	Western Digital Corp.	1,207,645

		6,170,104

	Wireless Telecommunication Services—4.6%
15,784	SBA Communications Corp., Class A(b)	1,416,772
34,780	T-Mobile US, Inc.(b)	1,018,706

		2,435,478

	Total Common Stocks (Cost $56,484,635)	53,545,568

	Money Market Fund—0.1%
54,022	Invesco Premier Portfolio—Institutional Class(c) (Cost $54,022)	54,022

	Total Investments (Cost $56,538,657)—100.1%	53,599,590
	Other assets less liabilities—(0.1)%	(74,377)

	Net Assets—100.0%	$53,525,213

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Schedule of Investments(a)

PowerShares DWA Utilities Momentum Portfolio (PUI)

April 30, 2014

Number of Shares		Value
	Common Stocks—100.0%
	Alternative Carriers—5.0%
56,144	tw telecom, Inc.(b)	$1,723,060
97,743	Vonage Holdings Corp.(b)	375,333

		2,098,393

	Diversified Support Services—1.1%
19,417	EnerNOC, Inc.(b)	458,241

	Electric Utilities—31.6%
19,348	Cleco Corp.	1,016,737
27,115	Duke Energy Corp.	2,019,796
19,016	Hawaiian Electric Industries, Inc.	456,194
10,175	IDACORP, Inc.	571,225
25,063	ITC Holdings Corp.	926,579
15,767	NextEra Energy, Inc.	1,574,335
24,843	Northeast Utilities	1,174,080
19,590	OGE Energy Corp.	731,295
30,086	PNM Resources, Inc.	832,781
33,115	Southern Co. (The)	1,517,660
18,881	Westar Energy, Inc.	677,450
51,206	Xcel Energy, Inc.	1,631,935

		13,130,067

	Gas Utilities—9.1%
16,764	AGL Resources, Inc.	905,256
16,916	Atmos Energy Corp.	863,393
6,406	National Fuel Gas Co.	471,738
27,615	Questar Corp.	670,492
6,222	Southwest Gas Corp.	342,272
11,441	UGI Corp.	534,180

		3,787,331

	Independent Power Producers & Energy Traders—2.0%
36,378	Calpine Corp.(b)	834,148

	Integrated Telecommunication Services—3.3%
16,290	Consolidated Communications Holdings, Inc.	324,497
173,312	Frontier Communications Corp.	1,031,206

		1,355,703

	Multi-Utilities—32.1%
11,186	Alliant Energy Corp.	654,157
11,957	Black Hills Corp.	690,517
59,970	CenterPoint Energy, Inc.	1,484,857
43,196	CMS Energy Corp.	1,309,271
19,115	Dominion Resources, Inc.	1,386,602
15,703	DTE Energy Co.	1,227,033
9,096	Integrys Energy Group, Inc.	557,403
13,570	MDU Resources Group, Inc.	480,649
10,586	NorthWestern Corp.	512,151
11,446	SCANA Corp.	614,421
20,940	Sempra Energy	2,064,893
16,409	Vectren Corp.	665,713
34,812	Wisconsin Energy Corp.	1,687,686

		13,335,353

	Oil & Gas Exploration & Production—3.0%
11,273	EQT Corp.	1,228,644

Number of Shares		Value
	Common Stocks (continued)
	Oil & Gas Storage & Transportation—7.6%
31,069	ONEOK, Inc.	$1,964,182
30,494	Spectra Energy Corp.	1,210,917

		3,175,099

	Water Utilities—5.2%
28,223	American Water Works Co., Inc.	1,284,993
24,397	Aqua America, Inc.	612,121
12,192	California Water Service Group	274,320

		2,171,434

	Total Common Stocks (Cost $36,993,590)	41,574,413

	Money Market Fund—0.1%
50,837	Invesco Premier Portfolio—Institutional Class(c) (Cost $50,837)	50,837

	Total Investments (Cost $37,044,427)—100.1%	41,625,250
	Other assets less liabilities—(0.1)%	(24,037)

	Net Assets—100.0%	$41,601,213

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Schedule of Investments(a)

PowerShares NASDAQ Internet Portfolio (PNQI)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.1%
	Alternative Carriers—0.4%
36,538	Cogent Communications Group, Inc.	$1,259,465

	Application Software—1.8%
37,846	NQ Mobile, Inc. ADR (China)(b)(c)	467,776
93,690	Open Text Corp. (Canada)	4,622,665
6,216	Sungy Mobile Ltd. ADR (China)(b)(c)	101,694

		5,192,135

	Casinos & Gaming—0.1%
5,128	500.com Ltd., Class A ADR (China)(b)(c)	162,558

	Internet Retail—30.1%
75,687	Amazon.com, Inc.(c)	23,018,687
9,855	Blue Nile, Inc.(c)	342,264
112,662	Ctrip.com International Ltd. ADR (China)(c)	5,265,822
89,998	Expedia, Inc.	6,388,958
525,251	Groupon, Inc.(c)	3,671,505
71,318	HomeAway, Inc.(c)	2,326,393
30,737	Netflix, Inc.(c)	9,898,544
22,151	Nutrisystem, Inc.	332,265
83,642	Orbitz Worldwide, Inc.(c)	614,769
18,487	Overstock.com, Inc.(c)	296,162
15,579	PetMed Express, Inc.(b)	203,929
20,319	Priceline Group, Inc. (The)(c)	23,524,322
9,860	Qunar Cayman Islands Ltd. ADR (China)(b)(c)	243,542
38,352	RetailMeNot, Inc.(c)	1,143,273
29,510	Shutterfly, Inc.(c)	1,207,844
99,852	TripAdvisor, Inc.(c)	8,062,050
25,972	Vitacost.com, Inc.(c)	173,233
10,202	zulily, Inc., Class A(b)(c)	433,789

		87,147,351

	Internet Software & Services—67.5%
33,937	21Vianet Group, Inc. ADR (China)(c)	815,167
138,086	Akamai Technologies, Inc.(c)	7,328,224
45,163	Angie’s List, Inc.(b)(c)	510,794
61,329	AOL, Inc.(c)	2,625,494
80,162	Baidu, Inc. ADR (China)(c)	12,332,924
79,345	Bankrate, Inc. (United Kingdom)(c)	1,390,124
58,530	Bazaarvoice, Inc.(b)(c)	393,322
18,879	Benefitfocus, Inc.(b)(c)	611,680
32,568	Blucora, Inc.(c)	626,934
24,303	Brightcove, Inc.(c)	209,492
20,415	Carbonite, Inc.(c)	201,904
11,054	ChinaCache International Holdings Ltd. ADR (China)(c)	152,545
26,668	comScore, Inc.(c)	835,508
23,659	Constant Contact, Inc.(c)	611,822
51,526	Conversant, Inc.(c)	1,259,295
40,759	Cornerstone OnDemand, Inc.(c)	1,498,301
22,255	CoStar Group, Inc.(c)	3,580,607
7,181	Criteo SA ADR (France)(c)	229,648
34,083	Dealertrack Technologies, Inc.(c)	1,557,252
27,249	Demandware, Inc.(c)	1,352,368
41,805	Dice Holdings, Inc.(c)	319,808
25,529	Digital River, Inc.(c)	390,338
22,164	E2open, Inc.(b)(c)	382,772
78,898	EarthLink Holdings Corp.	269,042

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Internet Software & Services (continued)
466,323	eBay, Inc.(c)	$24,169,521
19,605	eGain Corp.(c)	128,217
99,643	Endurance International Group Holdings, Inc.(b)(c)	1,260,484
38,124	Equinix, Inc.(b)(c)	7,160,068
400,287	Facebook, Inc., Class A(c)	23,929,157
57,830	Global Eagle Entertainment, Inc.(c)	637,865
64,916	Gogo, Inc.(b)(c)	877,664
22,535	Google, Inc., Class A(c)	12,053,521
22,548	Google, Inc., Class C(c)	11,875,130
58,969	IAC/InterActiveCorp.	3,908,465
41,759	Internap Network Services Corp.(c)	280,620
35,921	j2 Global, Inc.	1,665,298
24,923	Liquidity Services, Inc.(b)(c)	429,922
41,790	LivePerson, Inc.(c)	413,721
18,692	LogMeIn, Inc.(c)	849,551
28,027	Marchex, Inc., Class B	259,250
25,468	Marin Software, Inc.(b)(c)	238,890
30,298	Marketo, Inc.(c)	822,288
34,026	MercadoLibre, Inc. (Argentina)(b)	3,173,605
74,188	Monster Worldwide, Inc.(c)	511,155
30,325	Move, Inc.(c)	324,174
56,930	NetEase, Inc. ADR (China)	3,876,364
50,194	NIC, Inc.	920,558
18,102	OpenTable, Inc.(c)	1,215,730
152,308	Pandora Media, Inc.(c)	3,567,053
25,496	Perficient, Inc.(c)	465,812
51,911	Perion Network Ltd. (Israel)(b)(c)	561,158
68,961	Qihoo 360 Technology Co. Ltd. ADR (China)(b)(c)	5,818,929
33,568	QuinStreet, Inc.(c)	204,765
107,854	Rackspace Hosting, Inc.(c)	3,129,923
27,051	Rocket Fuel, Inc.(b)(c)	867,526
20,693	SciQuest, Inc.(c)	496,218
27,068	Shutterstock, Inc.(c)	1,962,701
51,442	SINA Corp. (China)(c)	2,458,928
29,637	Sohu.com, Inc. (China)(c)	1,635,073
12,430	Stamps.com, Inc.(c)	431,445
11,572	Travelzoo, Inc.(c)	207,602
28,790	Trulia, Inc.(b)(c)	978,860
103,116	Verisign, Inc.(c)	4,865,013
25,643	Vistaprint NV(b)(c)	1,012,129
16,314	Vocus, Inc.(c)	293,326
39,625	Web.com Group, Inc.(c)	1,216,884
31,101	WebMD Health Corp.(b)(c)	1,371,243
28,748	Wix.com Ltd. (Israel)(b)(c)	589,047
29,075	Xoom Corp.(c)	648,663
354,386	Yahoo!, Inc.(c)	12,740,177
193,424	Yandex NV, Class A (Russia)(c)	5,125,736
24,648	YuMe, Inc.(b)(c)	164,895
24,066	YY, Inc. ADR (China)(b)(c)	1,380,426
25,479	Zillow, Inc., Class A(b)(c)	2,769,567
48,184	Zix Corp.(c)	158,044

		195,587,726

	Systems Software—0.1%
28,931	Covisint Corp.(b)(c)	204,253

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

PowerShares NASDAQ Internet Portfolio (PNQI) (continued)

April 30, 2014

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Wireless Telecommunication Services—0.1%
27,192	Boingo Wireless, Inc.(c)	$179,467

	Total Common Stocks and Other Equity Interests (Cost $301,358,495)	289,732,955

	Money Market Fund—0.0%
41,421	Invesco Premier Portfolio—Institutional Class(d) (Cost $41,421)	41,421

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $301,399,916)—100.1%	289,774,376

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—6.5%
18,863,761	Invesco Liquid Assets Portfolio—Institutional Class(d)(e) (Cost $18,863,761)	18,863,761

	Total Investments (Cost $320,263,677)—106.6%	308,638,137
	Other assets less liabilities—(6.6)%	(19,010,460)

	Net Assets—100.0%	$289,627,677

Investment Abbreviations:

ADR—American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at April 30, 2014.
(c)	Non-income producing security.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2G. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of April 30, 2014.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
Brown Brothers Harriman & Co.	$18,364,682	$(18,364,682)	$—

*	Amount does not include excess collateral received, if any.

This Fund has holdings greater than 10% of net assets in the following country:

China	12.0%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

(This Page Intentionally Left Blank)

Statements of Assets and Liabilities

April 30, 2014

	PowerShares DWA Basic Materials Momentum Portfolio (PYZ)	PowerShares DWA Consumer Cyclicals Momentum Portfolio (PEZ)	PowerShares DWA Consumer Staples Momentum Portfolio (PSL)	PowerShares DWA Energy Momentum Portfolio (PXI)
Assets:
Unaffiliated investments, at value(a)	$94,180,511	$45,768,711	$38,753,850	$214,498,582
Affiliated investments, at value	841,105	41,864	44,526	62,040

Total investments, at value	95,021,616	45,810,575	38,798,376	214,560,622
Receivables:
Shares sold	2,572,088	—	—	2,978,994
Dividends	39,690	8,341	8,219	53,596
Security lending	2,746	—	—	—
Investments sold	—	—	—	—
Other assets	3,333	3,333	3,333	3,333

Total Assets	97,639,473	45,822,249	38,809,928	217,596,545

Liabilities:
Payables:
Investments purchased	2,572,313	—	—	2,977,528
Shares repurchased	—	—	—	—
Collateral upon return of securities loaned	771,062	—	—	—
Accrued advisory fees	29,638	5,933	8,812	71,714
Accrued trustees’ and officer’s fees	13,018	11,163	12,020	14,786
Accrued expenses	63,414	51,510	50,679	91,774

Total Liabilities	3,449,445	68,606	71,511	3,155,802

Net Assets	$94,190,028	$45,753,643	$38,738,417	$214,440,743

Net Assets Consist of:
Shares of beneficial interest	$105,975,482	$56,629,677	$46,835,742	$212,316,639
Undistributed net investment income (loss)	241,490	(39)	168,991	496,931
Undistributed net realized gain (loss)	(18,671,341)	(9,457,155)	(7,872,180)	(22,134,815)
Net unrealized appreciation (depreciation)	6,644,397	(1,418,840)	(394,136)	23,761,988

Net Assets	$94,190,028	$45,753,643	$38,738,417	$214,440,743

Shares outstanding (unlimited amount authorized, $0.01 par value)	1,800,000	1,150,000	900,000	3,550,000
Net asset value	$52.33	$39.79	$43.04	$60.41

Market price	$52.31	$39.74	$43.03	$60.37

Unaffiliated investments, at cost	$87,536,114	$47,187,551	$39,147,986	$190,736,594

Affiliated investments, at cost	$841,105	$41,864	$44,526	$62,040

Total investments, at cost	$88,377,219	$47,229,415	$39,192,512	$190,798,634

(a) Includes securities on loan with an aggregate value of	$706,459	$—	$—	$—

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

PowerShares DWA Financial Momentum Portfolio (PFI)	PowerShares DWA Healthcare Momentum Portfolio (PTH)	PowerShares DWA Industrials Momentum Portfolio (PRN)	PowerShares DWA Technology Momentum Portfolio (PTF)	PowerShares DWA Utilities Momentum Portfolio (PUI)	PowerShares NASDAQ Internet Portfolio (PNQI)

$34,845,581	$106,607,194	$169,674,421	$53,545,568	$41,574,413	$289,732,955
1,368,390	57,960	76,562	54,022	50,837	18,905,182

36,213,971	106,665,154	169,750,983	53,599,590	41,625,250	308,638,137

—	—	4,565,416	—	—	—
13,646	10,047	25,403	—	46,643	—
—	—	—	—	—	16,141
—	2,270,317	2,305,371	—	—	6,158,732
3,333	3,333	3,333	3,334	3,333	—

36,230,950	108,948,851	176,650,506	53,602,924	41,675,226	314,813,010

—	—	4,563,183	—	—	—
—	2,267,243	2,306,524	—	—	6,158,158
—	—	—	—	—	18,863,761
3,904	32,306	53,435	12,841	13,537	163,414
11,216	14,352	13,248	12,019	12,320	—
48,770	74,518	91,886	52,851	48,156	—

63,890	2,388,419	7,028,276	77,711	74,013	25,185,333

$36,167,060	$106,560,432	$169,622,230	$53,525,213	$41,601,213	$289,627,677

$46,284,107	$160,155,997	$208,736,454	$86,071,152	$51,984,848	$310,437,072
42,017	(155,606)	76,762	(41,992)	87,360	(459,490)
(10,270,406)	(48,938,010)	(36,851,827)	(29,564,880)	(15,051,818)	(8,724,365)
111,342	(4,501,949)	(2,339,159)	(2,939,067)	4,580,823	(11,625,540)

$36,167,060	$106,560,432	$169,622,230	$53,525,213	$41,601,213	$289,627,677

1,300,000	2,350,000	3,650,000	1,650,000	1,850,000	4,700,000
$27.82	$45.34	$46.47	$32.44	$22.49	$61.62

$27.79	$45.34	$46.43	$32.45	$22.47	$61.51

$34,769,575	$111,109,143	$172,013,580	$56,484,635	$36,993,590	$301,358,495

$1,333,054	$57,960	$76,562	$54,022	$50,837	$18,905,182

$36,102,629	$111,167,103	$172,090,142	$56,538,657	$37,044,427	$320,263,677

$—	$—	$—	$—	$—	$18,364,682

47

Statements of Operations

For the year ended April 30, 2014

	PowerShares DWA Basic Materials Momentum Portfolio (PYZ)	PowerShares DWA Consumer Cyclicals Momentum Portfolio (PEZ)	PowerShares DWA Consumer Staples Momentum Portfolio (PSL)	PowerShares DWA Energy Momentum Portfolio (PXI)
Investment Income:
Unaffiliated dividend income	$1,349,818	$282,496	$847,553	$2,068,295
Affiliated dividend income	16	9	11	20
Securities lending income	12,287	—	—	—
Foreign withholding tax	—	—	—	(4,683)

Total Income	1,362,121	282,505	847,564	2,063,632

Expenses:
Advisory fees	396,745	133,818	192,996	801,907
Sub-licensing	41,733	18,045	20,768	84,268
Accounting & administration fees	36,058	36,058	36,058	36,058
Professional fees	29,068	26,914	24,938	35,788
Trustees’ and officer’s fees	10,828	9,378	9,666	12,884
Custodian & transfer agent fees	4,573	2,688	4,554	4,155
Recapture (Note 3)	—	—	—	17,993
Other expenses	21,115	15,468	16,470	31,436

Total Expenses	540,120	242,369	305,450	1,024,489

Waivers	(32,876)	(72,348)	(58,726)	(121)

Net Expenses	507,244	170,021	246,724	1,024,368

Net Investment Income (Loss)	854,877	112,484	600,840	1,039,264

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	4,161,937	797,648	4,264,167	5,874,990
In-kind redemptions	13,255,304	6,024,944	7,495,200	23,076,529

Net realized gain	17,417,241	6,822,592	11,759,367	28,951,519

Net change in unrealized appreciation (depreciation) on investment securities	(2,979,184)	(4,467,963)	(8,568,511)	8,823,850

Net realized and unrealized gain	14,438,057	2,354,629	3,190,856	37,775,369

Net increase in net assets resulting from operations	$15,292,934	$2,467,113	$3,791,696	$38,814,633

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

PowerShares DWA Financial Momentum Portfolio (PFI)	PowerShares DWA Healthcare Momentum Portfolio (PTH)	PowerShares DWA Industrials Momentum Portfolio (PRN)	PowerShares DWA Technology Momentum Portfolio (PTF)	PowerShares DWA Utilities Momentum Portfolio (PUI)	PowerShares NASDAQ Internet Portfolio (PNQI)

$480,004	$533,699	$1,061,683	$287,400	$1,148,960	$308,365
11	12	15	12	10	12
—	—	—	—	—	76,964
(107)	—	(1,462)	—	—	(5,843)

479,908	533,711	1,060,236	287,412	1,148,970	379,498

130,542	414,888	499,876	186,145	195,279	1,250,636
13,859	46,209	55,289	21,383	13,481	—
36,058	36,058	36,058	36,058	36,058	—
25,911	25,801	25,545	24,953	24,962	—
9,265	10,757	10,759	9,552	9,687	—
3,893	3,171	1,811	2,165	4,285	—
—	—	—	—	—	—
17,002	29,867	35,326	17,140	16,798	—

236,530	566,751	664,664	297,396	300,550	1,250,636

(69,932)	(38,442)	(30,676)	(60,150)	(53,886)	(88)

166,598	528,309	633,988	237,246	246,664	1,250,548

313,310	5,402	426,248	50,166	902,306	(871,050)

1,723,976	3,577,444	6,604,668	1,603,216	2,956,747	(5,120,834)
4,110,391	15,417,710	14,266,822	7,465,744	4,245,830	39,843,754

5,834,367	18,995,154	20,871,490	9,068,960	7,202,577	34,722,920

(2,648,471)	(12,438,845)	(7,691,104)	(7,416,013)	(2,181,700)	(19,851,903)

3,185,896	6,556,309	13,180,386	1,652,947	5,020,877	14,871,017

$3,499,206	$6,561,711	$13,606,634	$1,703,113	$5,923,183	$13,999,967

49

Statements of Changes in Net Assets

For the years ended April 30, 2014 and 2013

	PowerShares DWA Basic Materials Momentum Portfolio (PYZ)		PowerShares DWA Consumer Cyclicals Momentum Portfolio (PEZ)
	2014	2013	2014	2013
Operations:
Net investment income	$854,877	$1,045,060	$112,484	$356,766
Net realized gain	17,417,241	3,018,440	6,822,592	4,261,722
Net change in unrealized appreciation (depreciation)	(2,979,184)	4,647,985	(4,467,963)	174,934

Net increase in net assets resulting from operations	15,292,934	8,711,485	2,467,113	4,793,422

Distributions to Shareholders from:
Net investment income	(855,864)	(1,050,895)	(129,334)	(332,955)
Return of capital	—	—	—	—

Total distributions to shareholders	(855,864)	(1,050,895)	(129,334)	(332,955)

Shareholder Transactions:
Proceeds from shares sold	73,661,881	59,425,865	59,400,392	47,664,294
Value of shares repurchased	(74,162,058)	(53,756,851)	(39,917,618)	(47,628,525)

Net increase (decrease) in net assets resulting from shares transactions	(500,177)	5,669,014	19,482,774	35,769

Increase (Decrease) in Net Assets	13,936,893	13,329,604	21,820,553	4,496,236

Net Assets:
Beginning of year	80,253,135	66,923,531	23,933,090	19,436,854

End of year	$94,190,028	$80,253,135	$45,753,643	$23,933,090

Undistributed net investment income (loss) at end of year	$241,490	$125,208	$(39)	$20,309

Changes in Shares Outstanding:
Shares sold	1,550,000	1,500,000	1,500,000	1,600,000
Shares repurchased	(1,600,000)	(1,400,000)	(1,050,000)	(1,550,000)
Shares outstanding, beginning of year	1,850,000	1,750,000	700,000	650,000

Shares outstanding, end of year	1,800,000	1,850,000	1,150,000	700,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

PowerShares DWA Consumer Staples Momentum Portfolio (PSL)		PowerShares DWA Energy Momentum Portfolio (PXI)		PowerShares DWA Financial Momentum Portfolio (PFI)		PowerShares DWA Healthcare Momentum Portfolio (PTH)
2014	2013	2014	2013	2014	2013	2014	2013

$600,840	$719,200	$1,039,264	$1,346,417	$313,310	$310,737	$5,402	$582,499
11,759,367	4,386,527	28,951,519	6,107,583	5,834,367	2,261,425	18,995,154	5,178,641
(8,568,511)	2,798,508	8,823,850	14,877,574	(2,648,471)	1,179,820	(12,438,845)	4,322,451

3,791,696	7,904,235	38,814,633	22,331,574	3,499,206	3,751,982	6,561,711	10,083,591

(519,961)	(761,607)	(942,939)	(1,757,378)	(327,300)	(308,168)	(245,316)	(519,661)
—	—	—	—	—	—	—	—

(519,961)	(761,607)	(942,939)	(1,757,378)	(327,300)	(308,168)	(245,316)	(519,661)

40,671,117	16,887,134	211,564,193	95,321,127	41,859,075	22,746,892	129,950,062	68,466,346
(42,912,351)	(25,453,074)	(172,910,991)	(119,541,343)	(29,193,899)	(23,931,832)	(89,776,750)	(55,093,388)

(2,241,234)	(8,565,940)	38,653,202	(24,220,216)	12,665,176	(1,184,940)	40,173,312	13,372,958

1,030,501	(1,423,312)	76,524,896	(3,646,020)	15,837,082	2,258,874	46,489,707	22,936,888

37,707,916	39,131,228	137,915,847	141,561,867	20,329,978	18,071,104	60,070,725	37,133,837

$38,738,417	$37,707,916	$214,440,743	$137,915,847	$36,167,060	$20,329,978	$106,560,432	$60,070,725

$168,991	$88,112	$496,931	$17,629	$42,017	$61,037	$(155,606)	$84,308

950,000	500,000	3,950,000	2,200,000	1,550,000	1,100,000	2,850,000	2,050,000
(1,000,000)	(750,000)	(3,250,000)	(2,850,000)	(1,100,000)	(1,150,000)	(2,050,000)	(1,650,000)
950,000	1,200,000	2,850,000	3,500,000	850,000	900,000	1,550,000	1,150,000

900,000	950,000	3,550,000	2,850,000	1,300,000	850,000	2,350,000	1,550,000

51

Statements of Changes in Net Assets (continued)

For the years ended April 30, 2014 and 2013

	PowerShares DWA Industrials Momentum Portfolio (PRN)		PowerShares DWA Technology Momentum Portfolio (PTF)
	2014	2013	2014	2013
Operations:
Net investment income (loss)	$426,248	$494,811	$50,166	$187,651
Net realized gain	20,871,490	2,227,742	9,068,960	1,922,360
Net change in unrealized appreciation (depreciation)	(7,691,104)	4,044,778	(7,416,013)	166,645

Net increase in net assets resulting from operations	13,606,634	6,767,331	1,703,113	2,276,656

Distributions to Shareholders from:
Net investment income	(341,196)	(607,832)	(65,769)	(220,275)
Return of capital	—	(39,658)	—	—

Total distributions to shareholders	(341,196)	(647,490)	(65,769)	(220,275)

Shareholder Transactions:
Proceeds from shares sold	216,269,719	31,963,235	56,477,215	21,294,978
Value of shares repurchased	(98,486,362)	(29,526,956)	(36,642,270)	(22,685,236)

Net increase (decrease) in net assets resulting from shares transactions	117,783,357	2,436,279	19,834,945	(1,390,258)

Increase (Decrease) in Net Assets	131,048,795	8,556,120	21,472,289	666,123

Net Assets:
Beginning of year	38,573,435	30,017,315	32,052,924	31,386,801

End of year	$169,622,230	$38,573,435	$53,525,213	$32,052,924

Undistributed net investment income (loss) at end of year	$76,762	$(8,290)	$(41,992)	$(27,274)

Changes in Shares Outstanding:
Shares sold	4,800,000	1,000,000	1,700,000	800,000
Shares repurchased	(2,200,000)	(950,000)	(1,150,000)	(850,000)
Shares outstanding, beginning of year	1,050,000	1,000,000	1,100,000	1,150,000

Shares outstanding, end of year	3,650,000	1,050,000	1,650,000	1,100,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

PowerShares DWA Utilities Momentum Portfolio (PUI)		PowerShares NASDAQ Internet Portfolio (PNQI)
2014	2013	2014	2013

$902,306	$1,033,426	$(871,050)	$(8,440)
7,202,577	866,472	34,722,920	5,214,400
(2,181,700)	6,101,677	(19,851,903)	243,934

5,923,183	8,001,575	13,999,967	5,449,894

(929,718)	(1,054,339)	—	(27,038)
—	—	—	—

(929,718)	(1,054,339)	—	(27,038)

16,775,859	15,274,609	317,679,346	26,166,289
(22,772,053)	(23,011,381)	(106,576,777)	(30,742,175)

(5,996,194)	(7,736,772)	211,102,569	(4,575,886)

(1,002,729)	(789,536)	225,102,536	846,970

42,603,942	43,393,478	64,525,141	63,678,171

$41,601,213	$42,603,942	$289,627,677	$64,525,141

$87,360	$114,772	$(459,490)	$(45,192)

850,000	900,000	4,950,000	600,000
(1,150,000)	(1,350,000)	(1,650,000)	(750,000)
2,150,000	2,600,000	1,400,000	1,550,000

1,850,000	2,150,000	4,700,000	1,400,000

53

Financial Highlights

PowerShares DWA Basic Materials Momentum Portfolio (PYZ)

	Year Ended April 30,
	2014	2013	2012	2011		2010
Per Share Operating Performance:
Net asset value at beginning of year	$43.38	$38.24	$40.66	$31.30		$20.14
Net investment income(a)	0.51	0.63	0.47	0.86	(b)	0.28
Net realized and unrealized gain (loss) on investments	8.95	5.16	(2.46)	9.34		11.20
Total from investment operations	9.46	5.79	(1.99)	10.20		11.48
Distributions to shareholders from:
Net investment income	(0.51)	(0.65)	(0.43)	(0.84)		(0.32)
Net asset value at end of year	$52.33	$43.38	$38.24	$40.66		$31.30
Market price at end of year(c)	$52.31	$43.29	$38.20	$40.67		$31.34
Net Asset Value Total Return(d)	21.97%	15.37%	(4.76)%	33.12%		57.46%
Market Price Total Return(d)	22.18%	15.26%	(4.88)%	32.98%		57.59%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$94,190	$80,253	$66,924	$97,591		$48,517
Ratio to average net assets of:
Expenses, after Waivers	0.64%	0.65%	0.65%	0.65%		0.65%
Expenses, prior to Waivers	0.68%	0.72%	0.76%	0.79%		0.91%
Net investment income, after Waivers	1.08%	1.59%	1.33%	2.56	%(b)	1.05%
Portfolio turnover rate(e)	158%	63%	78%	28%		46%

PowerShares DWA Consumer Cyclicals Momentum Portfolio (PEZ)

	Year Ended April 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$34.19	$29.90	$27.54	$23.72	$17.07
Net investment income(a)	0.17	0.39	0.18	0.20	0.06
Net realized and unrealized gain on investments	5.63	4.24	2.37	3.79	6.65
Total from investment operations	5.80	4.63	2.55	3.99	6.71
Distributions to shareholders from:
Net investment income	(0.20)	(0.34)	(0.19)	(0.17)	(0.06)
Net asset value at end of year	$39.79	$34.19	$29.90	$27.54	$23.72
Market price at end of year(c)	$39.74	$34.16	$29.89	$27.53	$23.74
Net Asset Value Total Return(d)	16.97%	15.67%	9.41%	16.91%	39.37%
Market Price Total Return(d)	16.93%	15.60%	9.41%	16.77%	39.49%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$45,754	$23,933	$19,437	$20,657	$21,345
Ratio to average net assets of:
Expenses, after Waivers	0.64%	0.65%	0.65%	0.65%	0.65%
Expenses, prior to Waivers	0.91%	0.93%	1.19%	1.24%	1.32%
Net investment income, after Waivers	0.42%	1.29%	0.69%	0.86%	0.31%
Portfolio turnover rate(e)	236%	130%	88%	68%	86%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $1.65 per share owned of Weyerhaeuser Co. on July 20, 2010. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.26 and 0.78%, respectively.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended April 30, 2014, the portfolio turnover calculation for PowerShares DWA Basic Materials Momentum Portfolio and PowerShares DWA Consumer Cyclicals Momentum Portfolio includes the value of securities purchased and sold in the effort to realign the Funds’ portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Financial Highlights (continued)

PowerShares DWA Consumer Staples Momentum Portfolio (PSL)

	Year Ended April 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$39.69	$32.61	$31.36	$26.74	$20.81
Net investment income(a)	0.66	0.66	0.48	0.52	0.36
Net realized and unrealized gain on investments	3.26	7.13	1.22	4.61	5.99
Total from investment operations	3.92	7.79	1.70	5.13	6.35
Distributions to shareholders from:
Net investment income	(0.57)	(0.71)	(0.45)	(0.51)	(0.42)
Net asset value at end of year	$43.04	$39.69	$32.61	$31.36	$26.74
Market price at end of year(b)	$43.03	$39.67	$32.60	$31.37	$26.74
Net Asset Value Total Return(c)	9.93%	24.29%	5.53%	19.46%	30.87%
Market Price Total Return(c)	9.97%	24.27%	5.47%	19.50%	30.99%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$38,738	$37,708	$39,131	$40,772	$38,772
Ratio to average net assets of:
Expenses, after Waivers	0.64%	0.65%	0.65%	0.65%	0.65%
Expenses, prior to Waivers	0.79%	0.82%	0.89%	0.94%	0.87%
Net investment income, after Waivers	1.56%	1.94%	1.54%	1.91%	1.50%
Portfolio turnover rate(d)	175%	57%	35%	54%	67%

PowerShares DWA Energy Momentum Portfolio (PXI)

	Year Ended April 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$48.39	$40.45	$44.63	$29.75	$19.91
Net investment income(a)	0.34	0.47	0.21	0.32	0.20
Net realized and unrealized gain (loss) on investments	12.01	8.13	(4.15)	14.77	9.87
Total from investment operations	12.35	8.60	(3.94)	15.09	10.07
Distributions to shareholders from:
Net investment income	(0.33)	(0.66)	(0.24)	(0.21)	(0.23)
Net asset value at end of year	$60.41	$48.39	$40.45	$44.63	$29.75
Market price at end of year(b)	$60.37	$48.36	$40.47	$44.65	$29.75
Net Asset Value Total Return(c)	25.66%	21.48%	(8.79)%	51.01%	50.81%
Market Price Total Return(c)	25.66%	21.35%	(8.78)%	51.07%	50.73%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$214,441	$137,916	$141,562	$191,903	$38,671
Ratio to average net assets of:
Expenses, after Waivers	0.64%	0.66%	0.65%	0.65%	0.65%
Expenses, prior to Waivers	0.64%	0.69%	0.66%	0.74%	0.93%
Net investment income, after Waivers	0.65%	1.10%	0.54%	0.90%	0.79%
Portfolio turnover rate(d)	198%	80%	107%	35%	63%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended April 30, 2014, the portfolio turnover calculation for PowerShares DWA Consumer Staples Momentum Portfolio and PowerShares DWA Energy Momentum Portfolio includes the value of securities purchased and sold in the effort to realign the Funds’ portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

Financial Highlights (continued)

PowerShares DWA Financial Momentum Portfolio (PFI)

	Year Ended April 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$23.92	$20.08	$20.45	$18.46	$14.63
Net investment income(a)	0.32	0.35	0.25	0.27	0.21
Net realized and unrealized gain (loss) on investments	3.93	3.83	(0.42)	2.04	3.84
Total from investment operations	4.25	4.18	(0.17)	2.31	4.05
Distributions to shareholders from:
Net investment income	(0.35)	(0.34)	(0.20)	(0.32)	(0.22)
Net asset value at end of year	$27.82	$23.92	$20.08	$20.45	$18.46
Market price at end of year(b)	$27.79	$23.90	$20.07	$20.44	$18.45
Net Asset Value Total Return(c)	17.89%	21.07%	(0.66)%	12.76%	27.90%
Market Price Total Return(c)	17.86%	21.03%	(0.66)%	12.77%	28.09%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$36,167	$20,330	$18,071	$22,492	$17,539
Ratio to average net assets of:
Expenses, after Waivers(d)	0.64%	0.66%	0.65%	0.65%	0.65%
Expenses, prior to Waivers(d)	0.91%	1.10%	1.21%	1.30%	1.25%
Net investment income, after Waivers	1.20%	1.66%	1.33%	1.50%	1.26%
Portfolio turnover rate(e)	232%	118%	102%	59%	97%

PowerShares DWA Healthcare Momentum Portfolio (PTH)

	Year Ended April 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$38.76	$32.29	$31.41	$25.68	$17.89
Net investment income (loss)(a)	0.00 (f)	0.43	0.02	(0.05)	0.03
Net realized and unrealized gain (loss) on investments	6.73	6.39	0.86	5.78	7.84
Total from investment operations	6.73	6.82	0.88	5.73	7.87
Distributions to shareholders from:
Net investment income	(0.15)	(0.35)	—	—	(0.05)
Return of capital	—	—	—	—	(0.03)
Total distributions	(0.15)	(0.35)	—	—	(0.08)
Net asset value at end of year	$45.34	$38.76	$32.29	$31.41	$25.68
Market price at end of year(b)	$45.34	$38.69	$32.30	$31.44	$25.67
Net Asset Value Total Return(c)	17.41%	21.31%	2.80%	22.31%	44.09%
Market Price Total Return(c)	17.62%	21.06%	2.74%	22.48%	44.28%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$106,560	$60,071	$37,134	$62,822	$97,598
Ratio to average net assets of:
Expenses, after Waivers	0.64%	0.65%	0.65%	0.65%	0.65%
Expenses, prior to Waivers	0.68%	0.74%	0.82%	0.84%	0.72%
Net investment income (loss), after Waivers	0.01%	1.26%	0.05%	(0.21)%	0.13%
Portfolio turnover rate(e)	278%	93%	99%	63%	79%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment company expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the funds that the Fund invests in. The effect of the estimated investment company expenses that the Fund bears indirectly is included in the Fund’s total return.
(e)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended April 30, 2014, the portfolio turnover calculation for PowerShares DWA Financial Momentum Portfolio and PowerShares DWA Healthcare Momentum Portfolio includes the value of securities purchased and sold in the effort to realign the Funds’ portfolio holdings due to the underlying index change.
(f)	Amount represents less than $0.005.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Financial Highlights (continued)

PowerShares DWA Industrials Momentum Portfolio (PRN)

	Year Ended April 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$36.74	$30.02	$32.47	$25.21	$18.85
Net investment income(a)	0.19	0.52	0.22	0.17	0.20
Net realized and unrealized gain (loss) on investments	9.72	6.89	(2.48)	7.29	6.48
Total from investment operations	9.91	7.41	(2.26)	7.46	6.68
Distributions to shareholders from:
Net investment income	(0.18)	(0.65)	(0.19)	(0.20)	(0.32)
Return of capital	—	(0.04)	—	—	—
Total distributions	(0.18)	(0.69)	(0.19)	(0.20)	(0.32)
Net asset value at end of year	$46.47	$36.74	$30.02	$32.47	$25.21
Market price at end of year(b)	$46.43	$36.72	$30.00	$32.48	$25.20
Net Asset Value Total Return(c)	27.01%	25.18%	(6.91)%	29.83%	35.73%
Market Price Total Return(c)	26.97%	25.19%	(7.00)%	29.92%	35.89%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$169,622	$38,573	$30,017	$113,629	$32,779
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.65%	0.65%	0.65%	0.65%
Expenses, prior to Waivers	0.66%	0.92%	0.80%	0.88%	0.82%
Net investment income, after Waivers	0.43%	1.65%	0.77%	0.62%	0.93%
Portfolio turnover rate(d)	285%	116%	129%	48%	121%

PowerShares DWA Technology Momentum Portfolio (PTF)

	Year Ended April 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$29.14	$27.29	$27.66	$23.60	$17.29
Net investment income (loss)(a)	0.04	0.17	0.01	(0.02)	(0.05)
Net realized and unrealized gain (loss) on investments	3.32	1.88	(0.38)	4.09	6.36
Total from investment operations	3.36	2.05	(0.37)	4.07	6.31
Distributions to shareholders from:
Net investment income	(0.06)	(0.20)	—	—	—
Return of capital	—	—	—	(0.01)	—
Total distributions	(0.06)	(0.20)	—	(0.01)	—
Net asset value at end of year	$32.44	$29.14	$27.29	$27.66	$23.60
Market price at end of year(b)	$32.45	$29.06	$27.28	$27.65	$23.59
Net Asset Value Total Return(c)	11.52%	7.59%	(1.34)%	17.26%	36.50%
Market Price Total Return(c)	11.86%	7.34%	(1.34)%	17.27%	36.44%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$53,525	$32,053	$31,387	$49,793	$38,942
Ratio to average net assets of:
Expenses, after Waivers	0.64%	0.65%	0.65%	0.65%	0.65%
Expenses, prior to Waivers	0.80%	0.89%	0.94%	0.91%	0.90%
Net investment income (loss), after Waivers	0.13%	0.63%	0.03%	(0.07)%	(0.24)%
Portfolio turnover rate(d)	263%	95%	108%	67%	71%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment return calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended April 30, 2014, the portfolio turnover calculation for PowerShares DWA Industrials Momentum Portfolio and PowerShares DWA Technology Momentum Portfolio includes the value of securities purchased and sold in the effort to realign the Funds’ portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

Financial Highlights (continued)

PowerShares DWA Utilities Momentum Portfolio (PUI)

	Year Ended April 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of year	$19.82	$16.69	$17.12	$14.96	$13.15
Net investment income(a)	0.47	0.45	0.41	0.48	0.52
Net realized and unrealized gain (loss) on investments	2.68	3.14	(0.38)	2.19	2.04
Total from investment operations	3.15	3.59	0.03	2.67	2.56
Distributions to shareholders from:
Net investment income	(0.48)	(0.46)	(0.46)	(0.51)	(0.75)
Net asset value at end of year	$22.49	$19.82	$16.69	$17.12	$14.96
Market price at end of year(b)	$22.47	$19.79	$16.66	$17.13	$14.96
Net Asset Value Total Return(c)	16.27%	21.90%	0.26%	18.36%	19.79%
Market Price Total Return(c)	16.35%	21.94%	0.02%	18.42%	19.97%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$41,601	$42,604	$43,393	$47,089	$38,139
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.63%	0.63%	0.63%	0.63%
Expenses, prior to Waivers	0.77%	0.81%	0.77%	0.89%	0.95%
Net investment income, after Waivers	2.31%	2.54%	2.45%	3.12%	3.71%
Portfolio turnover rate(d)	131%	48%	71%	68%	81%

PowerShares NASDAQ Internet Portfolio (PNQI)

	Year Ended April 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net asset value at beginning of period	$46.09	$41.08	$41.37	$27.99	$17.89
Net investment income (loss)(a)	(0.27)	(0.01)	(0.08)	(0.06)	(0.12)
Net realized and unrealized gain (loss) on investments	15.80	5.04	(0.21)	13.44	10.22
Total from investment operations	15.53	5.03	(0.29)	13.38	10.10
Distributions to shareholders from:
Net investment income	—	(0.02)	—	—	—
Return of capital	—	—	—	—	—
Total distributions	—	(0.02)	—	—	—
Net asset value at end of period	$61.62	$46.09	$41.08	$41.37	$27.99
Market price at end of period(b)	$61.51	$46.08	$41.08	$41.40	$28.01
Net Asset Value Total Return(c)	33.70%	12.26%	(0.70)%	47.80%	56.46%
Market Price Total Return(c)	33.48%	12.23%	(0.77)%	47.81%	56.65%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$289,628	$64,525	$63,678	$45,507	$15,396
Ratio to average net assets of:
Expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income (loss)	(0.42)%	(0.02)%	(0.22)%	(0.17)%	(0.46)%
Portfolio turnover rate(d)	21%	20%	23%	20%	23%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended April 30, 2014, the portfolio turnover calculation for PowerShares DWA Utilities Momentum Portfolio includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust

April 30, 2014

Note 1. Organization

PowerShares Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of April 30, 2014, the Trust offered fifty-three portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares DWA Basic Materials Momentum Portfolio (PYZ) (formerly, PowerShares Dynamic Basic Materials Sector Portfolio)	“DWA Basic Materials Momentum Portfolio”
PowerShares DWA Consumer Cyclicals Momentum Portfolio (PEZ) (formerly, PowerShares Dynamic Consumer Discretionary Sector Portfolio)	“DWA Consumer Cyclicals Momentum Portfolio”
PowerShares DWA Consumer Staples Momentum Portfolio (PSL) (formerly, PowerShares Dynamic Consumer Staples Sector Portfolio)	“DWA Consumer Staples Momentum Portfolio”
PowerShares DWA Energy Momentum Portfolio (PXI) (formerly, PowerShares Dynamic Energy Sector Portfolio)	“DWA Energy Momentum Portfolio”
PowerShares DWA Financial Momentum Portfolio (PFI) (formerly, PowerShares Dynamic Financial Sector Portfolio)	“DWA Financial Momentum Portfolio”
PowerShares DWA Healthcare Momentum Portfolio (PTH) (formerly, PowerShares Dynamic Healthcare Sector Portfolio)	“DWA Healthcare Momentum Portfolio”
PowerShares DWA Industrials Momentum Portfolio (PRN) (formerly, PowerShares Dynamic Industrials Sector Portfolio)	“DWA Industrials Momentum Portfolio”
PowerShares DWA Technology Momentum Portfolio (PTF) (formerly, PowerShares Dynamic Technology Sector Portfolio)	“DWA Technology Momentum Portfolio”
PowerShares DWA Utilities Momentum Portfolio (PUI) (formerly, PowerShares Dynamic Utilities Portfolio)	“DWA Utilities Momentum Portfolio”
PowerShares NASDAQ Internet Portfolio (PNQI)	“NASDAQ Internet Portfolio”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc., except for Shares of NASDAQ Internet Portfolio, which are listed and traded on The NASDAQ Stock Market LLC.

The market prices of each Fund’s Shares may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
DWA Basic Materials Momentum Portfolio	DWA Basic Materials Technical LeadersTM Index
DWA Consumer Cyclicals Momentum Portfolio	DWA Consumer Cyclicals Technical LeadersTM Index
DWA Consumer Staples Momentum Portfolio	DWA Consumer Staples Technical LeadersTM Index
DWA Energy Momentum Portfolio	DWA Energy Technical LeadersTM Index
DWA Financial Momentum Portfolio	DWA Financials Technical LeadersTM Index
DWA Healthcare Momentum Portfolio	DWA Healthcare Technical LeadersTM Index
DWA Industrials Momentum Portfolio	DWA Industrials Technical LeadersTM Index
DWA Technology Momentum Portfolio	DWA Technology Technical LeadersTM Index
DWA Utilities Momentum Portfolio	DWA Utilities Technical LeadersTM Index
NASDAQ Internet Portfolio	NASDAQ Internet IndexSM

59

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining NAV per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco PowerShares Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of each Fund’s investments.Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor

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perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Equity Risk. Equity risk is the risk that the value of the securities that each Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities a Fund holds participate or factors relating to specific companies in which the Funds invest. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, each Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund’s NAV.

Non-Diversified Fund Risk. NASDAQ Internet Portfolio is non-diversified and can invest a greater portion of its assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These timing differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis. Dividend income (net of withholding tax,

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if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-dividend date.

E. Expenses

Expenses of the Trust that are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund (except for NASDAQ Internet Portfolio) is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) or the Adviser expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees, acquired fund fees and expenses, if any, and extraordinary expenses.

NASDAQ Internet Portfolio has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any).

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

F. Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal period-end.

G. Securities Lending

DWA Basic Materials Momentum Portfolio and NASDAQ Internet Portfolio may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in an affiliated money market fund and is shown as such on the Schedule of Investments. It is the policy of the Fund to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to a Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. A Fund could experience delays and costs in gaining access to the collateral. A Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan is shown on the Statements of Assets and Liabilities, if any.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. Each Fund (except for NASDAQ Internet Portfolio) has agreed to pay the Adviser an annual fee of 0.50% of the Fund’s average daily net assets. As compensation for its services, NASDAQ Internet Portfolio has agreed to pay the Adviser an annual unitary management fee of 0.60% of the Fund’s average daily net assets. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of NASDAQ Internet Portfolio, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any).

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The Adviser has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Trust on behalf of each Fund, pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, acquired fund fees and expenses, if any, and extraordinary expenses) of each Fund other than NASDAQ Internet Portfolio from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”), through at least August 31, 2015. Offering costs excluded from the Expense Cap are: (a) initial legal fees pertaining to the Funds’ Shares offered for sale; (b) initial Securities and Exchange Commission and state registration fees; and (c) initial fees paid to be listed on an exchange. Prior to February 19, 2014, sub-licensing fees for each Fund (except for NASDAQ Internet Portfolio) were excluded from the expenses subject to the Expense Cap. Unless the Adviser continues the Expense Agreement, it will terminate on August 31, 2015. The Expense Agreement cannot be terminated during its term. The Adviser did not waive fees and/or pay Fund expenses during the period under this Expense Cap for DWA Energy Momentum Portfolio.

Further, through August 31, 2015, the Adviser has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration.

For the fiscal year ended April 30, 2014, the Adviser waived fees and/or paid Fund expenses for each Fund, in the following amounts:

DWA Basic Materials Momentum Portfolio	$32,876
DWA Consumer Cyclicals Momentum Portfolio	72,348
DWA Consumer Staples Momentum Portfolio	58,726
DWA Energy Momentum Portfolio	121
DWA Financial Momentum Portfolio	69,932
DWA Healthcare Momentum Portfolio	38,442
DWA Industrials Momentum Portfolio	30,676
DWA Technology Momentum Portfolio	60,150
DWA Utilities Momentum Portfolio	53,886
NASDAQ Internet Portfolio	88

The Expense Agreement provides that the fees waived or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee was waived or expense was borne by the Adviser, but no recapture payment will be made by a Fund if it would result in the Fund exceeding its Expense Cap as specified above. The Expense Agreement does not apply to NASDAQ Internet Portfolio.

For the following Funds, the amounts available for potential future recapture by the Adviser under the Expense Agreement and the expiration schedule at April 30, 2014 are as follows:

	Total Potential Recapture Amounts	Potential Recapture Amounts Expiring
		04/30/15	04/30/16	04/30/17
DWA Basic Materials Momentum Portfolio	$153,057	$73,906	$46,379	$32,772
DWA Consumer Cyclicals Momentum Portfolio	255,344	106,566	76,493	72,285
DWA Consumer Staples Momentum Portfolio	213,839	91,705	63,480	58,654
DWA Energy Momentum Portfolio	45,360	13,542	31,818	—
DWA Financial Momentum Portfolio	257,482	104,587	83,041	69,854
DWA Healthcare Momentum Portfolio	175,598	95,928	41,317	38,353
DWA Industrials Momentum Portfolio	194,391	81,718	82,100	30,573
DWA Technology Momentum Portfolio	226,150	93,489	72,589	60,072
DWA Utilities Momentum Portfolio	203,115	77,540	71,758	53,817

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

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The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Full Name	Licensor
DWA Basic Materials Momentum Portfolio	Dorsey Wright & Associates, Inc.*
DWA Consumer Cyclicals Momentum Portfolio	Dorsey Wright & Associates, Inc.*
DWA Consumer Staples Momentum Portfolio	Dorsey Wright & Associates, Inc.*
DWA Energy Momentum Portfolio	Dorsey Wright & Associates, Inc.*
DWA Financial Momentum Portfolio	Dorsey Wright & Associates, Inc.*
DWA Healthcare Momentum Portfolio	Dorsey Wright & Associates, Inc.*
DWA Industrials Momentum Portfolio	Dorsey Wright & Associates, Inc.*
DWA Technology Momentum Portfolio	Dorsey Wright & Associates, Inc.*
DWA Utilities Momentum Portfolio	Dorsey Wright & Associates, Inc.*
NASDAQ Internet Portfolio	NASDAQ OMX Group, Inc.

*	Effective February 19, 2014, Dorsey Wright & Associates, Inc. replaced NYSE Arca, Inc. as the Index Provider of the Index.

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds (except for NASDAQ Internet Portfolio) are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Investments in Affiliates

Each Fund’s Adviser is a wholly-owned subsidiary of Invesco Ltd., and therefore Invesco Ltd. is considered to be affiliated. The table below shows the Fund’s transactions in, and earnings from, its investments in Invesco Ltd. for the fiscal year ended April 30, 2014.

DWA Financial Momentum Portfolio

	Value April 30, 2013	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2014	Dividend Income
Invesco Ltd.	$—	$1,563,511	$(287,542)	$35,336	$5,021	$1,316,326	$—

Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices	are determined using quoted prices in an active market for identical assets.

Level 2 — Prices	are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices	are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of April 30, 2014, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

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Note 6. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2014 and 2013:

	2014		2013
	Ordinary Income	Return of Capital	Ordinary Income	Return of Capital
DWA Basic Materials Momentum Portfolio	$855,864	$—	$1,050,895	$—
DWA Consumer Cyclicals Momentum Portfolio	129,334	—	332,955	—
DWA Consumer Staples Momentum Portfolio	519,961	—	761,607	—
DWA Energy Momentum Portfolio	942,939	—	1,757,378	—
DWA Financial Momentum Portfolio	327,300	—	308,168	—
DWA Healthcare Momentum Portfolio	245,316	—	519,661	—
DWA Industrials Momentum Portfolio	341,196	—	607,832	39,658
DWA Technology Momentum Portfolio	65,769	—	220,275	—
DWA Utilities Momentum Portfolio	929,718	—	1,054,339	—
NASDAQ Internet Portfolio	—	—	27,038	—

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)— Investment Securities	Capital Loss Carryforward	Late-Year Ordinary/Post- October Deferrals*	Shares of Beneficial Interest	Total Net Assets
DWA Basic Materials Momentum Portfolio	$253,116	$(11,626)	$6,357,007	$(18,383,951)	$—	$105,975,482	$94,190,028
DWA Consumer Cyclicals Momentum Portfolio	9,866	(9,905)	(1,446,578)	(9,429,417)	—	56,629,677	45,753,643
DWA Consumer Staples Momentum Portfolio	179,741	(10,750)	(431,370)	(7,834,946)	—	46,835,742	38,738,417
DWA Energy Momentum Portfolio	510,057	(13,126)	23,031,334	(21,404,161)	—	212,316,639	214,440,743
DWA Financial Momentum Portfolio	51,988	(9,971)	(3,975)	(10,155,089)	—	46,284,107	36,167,060
DWA Healthcare Momentum Portfolio**	—	(12,862)	(4,894,102)	(48,545,857)	(142,744)	160,155,997	106,560,432
DWA Industrials Momentum Portfolio	88,358	(11,596)	(2,389,765)	(36,801,221)	—	208,736,454	169,622,230
DWA Technology Momentum Portfolio**	—	(10,733)	(3,183,663)	(29,320,284)	(31,259)	86,071,152	53,525,213
DWA Utilities Momentum Portfolio	98,418	(11,058)	4,563,001	(15,033,996)	—	51,984,848	41,601,213
NASDAQ Internet Portfolio**	—	—	(15,806,868)	(3,781,630)	(1,220,897)	310,437,072	289,627,677

*	Includes net capital losses incurred after October 31 (“Post-October Capital Losses”) and the combination of ordinary losses incurred after December 31 within the taxable year and specified losses incurred after October 31 within the taxable year (“Late-Year Ordinary Losses”), that are deemed to arise on the first business day of each Fund’s next taxable year.

**	The DWA Healthcare Momentum Portfolio, DWA Technology Momentum Portfolio and NASDAQ Internet Portfolio incurred and will elect to defer Late-Year Ordinary Losses of $142,744, $31,259 and $459,490 and Post-October Capital Losses of $0, $0 and $761,407, respectively.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under Internal Revenue Code and related regulations based on the results of future transactions.

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The following Funds have capital loss carryforwards as of April 30, 2014, which expire as follows:

						Post-effective no expiration
	2015	2016	2017	2018	2019	Short-term	Long-term	Total*	Utilized
DWA Basic Materials Momentum Portfolio	$—	$205,528	$3,783,798	$4,534,904	$2,521,492	$5,924,971	$1,413,258	$18,383,951	$3,244,639
DWA Consumer Cyclicals Momentum Portfolio	—	1,246,058	1,993,654	—	2,042,056	4,132,216	15,433	9,429,417	—
DWA Consumer Staples Momentum Portfolio	—	562,037	2,156,980	3,935,363	1,180,566	—	—	7,834,946	3,786,332
DWA Energy Momentum Portfolio	—	880,885	2,869,667	3,914,682	1,167,692	12,571,235	—	21,404,161	3,667,877
DWA Financial Momentum Portfolio	—	614,940	1,821,971	4,413,894	1,979,006	1,325,278	—	10,155,089	1,797,635
DWA Healthcare Momentum Portfolio	—	2,234,184	17,890,879	18,737,951	2,739,963	6,942,880	—	48,545,857	3,245,322
DWA Industrials Momentum Portfolio	—	1,476,057	6,525,387	21,245,288	2,746,746	4,807,743	—	36,801,221	6,643,650
DWA Technology Momentum Portfolio	—	2,465,875	8,220,697	7,658,564	3,016,840	7,958,308	—	29,320,284	861,059
DWA Utilities Momentum Portfolio	430,964	2,124,736	1,366,073	5,885,935	874,386	3,694,092	657,810	15,033,996	2,340,748
NASDAQ Internet Portfolio	—	—	—	3,360	74,863	1,343,592	2,359,815	3,781,630	—

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 7. Investment Transactions

For the fiscal year ended April 30, 2014, the cost of securities purchased and proceeds from sales of securities, excluding short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, were as follows:

	Purchases	Sales
DWA Basic Materials Momentum Portfolio	$126,571,015	$125,649,255
DWA Consumer Cyclicals Momentum Portfolio	65,765,792	65,023,914
DWA Consumer Staples Momentum Portfolio	69,183,484	68,123,362
DWA Energy Momentum Portfolio	321,318,009	319,758,904
DWA Financial Momentum Portfolio	60,691,083	61,066,606
DWA Healthcare Momentum Portfolio	232,965,206	232,438,529
DWA Industrials Momentum Portfolio	286,023,658	285,644,426
DWA Technology Momentum Portfolio	98,362,264	98,358,872
DWA Utilities Momentum Portfolio	51,777,355	51,556,060
NASDAQ Internet Portfolio	43,205,275	45,056,325

For the fiscal year ended April 30, 2014, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
DWA Basic Materials Momentum Portfolio	$73,671,805	$74,870,897
DWA Consumer Cyclicals Momentum Portfolio	59,405,481	40,664,798
DWA Consumer Staples Momentum Portfolio	40,588,440	43,763,057
DWA Energy Momentum Portfolio	211,364,937	172,921,277
DWA Financial Momentum Portfolio	41,778,500	28,712,635
DWA Healthcare Momentum Portfolio	129,895,861	90,427,817
DWA Industrials Momentum Portfolio	216,225,778	98,668,127
DWA Technology Momentum Portfolio	56,472,317	36,627,532
DWA Utilities Momentum Portfolio	16,678,039	23,168,317
NASDAQ Internet Portfolio	317,651,279	105,458,040

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

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At April 30, 2014, the aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes were as follows:

	Cost	Net Unrealized Appreciation (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)
DWA Basic Materials Momentum Portfolio	$88,664,609	$6,357,007	$7,639,610	$(1,282,603)
DWA Consumer Cyclicals Momentum Portfolio	47,257,153	(1,446,578)	1,139,476	(2,586,054)
DWA Consumer Staples Momentum Portfolio	39,229,746	(431,370)	1,189,075	(1,620,445)
DWA Energy Momentum Portfolio	191,529,288	23,031,334	23,511,756	(480,422)
DWA Financial Momentum Portfolio	36,217,946	(3,975)	1,117,598	(1,121,573)
DWA Healthcare Momentum Portfolio	111,559,256	(4,894,102)	4,063,537	(8,957,639)
DWA Industrials Momentum Portfolio	172,140,748	(2,389,765)	3,541,974	(5,931,739)
DWA Technology Momentum Portfolio	56,783,253	(3,183,663)	2,382,798	(5,566,461)
DWA Utilities Momentum Portfolio	37,062,249	4,563,001	4,622,707	(59,706)
NASDAQ Internet Portfolio	324,445,005	(15,806,868)	8,867,424	(24,674,292)

Note 8. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions on April 30, 2014, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2014, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
DWA Basic Materials Momentum Portfolio	$117,269	$(12,807,459)	$12,690,190
DWA Consumer Cyclicals Momentum Portfolio	(3,498)	(5,980,059)	5,983,557
DWA Consumer Staples Momentum Portfolio	—	(7,459,886)	7,459,886
DWA Energy Momentum Portfolio	382,977	(22,258,674)	21,875,697
DWA Financial Momentum Portfolio	(5,030)	(4,036,105)	4,041,135
DWA Healthcare Momentum Portfolio	—	(15,064,540)	15,064,540
DWA Industrials Momentum Portfolio	—	(14,203,496)	14,203,496
DWA Technology Momentum Portfolio	885	(7,386,214)	7,385,329
DWA Utilities Momentum Portfolio	—	(4,154,931)	4,154,931
NASDAQ Internet Portfolio	456,752	(37,853,118)	37,396,366

Note 9. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and Officer of the Funds. The Adviser, as a result of the unitary management fee, pays for such compensation for NASDAQ Internet Portfolio. The Trustee who is an “interested person” (the “Non-Independent Trustee”) of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, an Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Funds.

Note 10. Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

67

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with each Fund’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

Note 11. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

68

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded Fund Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PowerShares DWA Basic Materials Momentum Portfolio (formerly PowerShares Dynamic Basic Materials Sector Portfolio), PowerShares DWA Consumer Cyclicals Momentum Portfolio (formerly PowerShares Dynamic Consumer Discretionary Sector Portfolio), PowerShares DWA Consumer Staples Momentum Portfolio (formerly PowerShares Dynamic Consumer Staples Sector Portfolio), PowerShares DWA Energy Momentum Portfolio (formerly PowerShares Dynamic Energy Sector Portfolio), PowerShares DWA Financial Momentum Portfolio (formerly PowerShares Dynamic Financial Sector Portfolio), Powershares DWA Healthcare Momentum Portfolio (formerly PowerShares Dynamic Healthcare Sector Portfolio), PowerShares DWA Industrials Momentum Portfolio (formerly PowerShares Dynamic Industrials Sector Portfolio ), PowerShares DWA Technology Momentum Portfolio (formerly PowerShares Dynamic Technology Sector Portfolio), PowerShares DWA Utilities Momentum Portfolio (formerly PowerShares Dynamic Utilities Portfolio ) and PowerShares NASDAQ Internet Portfolio (each an individual portfolio of PowerShares Exchange-Traded Fund Trust, hereafter referred to as the “Funds”) at April 30, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Chicago, IL

June 24, 2014

69

Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust (excluding PowerShares NASDAQ Internet Portfolio), you incur advisory fees and other Fund expenses. As a shareholder of a Fund of the PowerShares NASDAQ Internet Portfolio, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2014.

In addition to the fees and expenses which the PowerShares DWA Financial Momentum Portfolio (the “Portfolio”) bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Portfolio invests. The amount of fees and expenses incurred indirectly by the Portfolio will vary because the investment companies have varied expenses and fee levels and the Portfolio may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolio. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolio invests in. The effect of the estimated investment companies’ expenses that you bear indirectly are included in the Portfolio’s total returns.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares DWA Basic Materials Momentum Portfolio (PYZ)
Actual	$1,000.00	$1,087.84	0.63%	$3.26
Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16
PowerShares DWA Consumer Cyclicals Momentum Portfolio (PEZ)
Actual	1,000.00	981.66	0.62	3.05
Hypothetical (5% return before expenses)	1,000.00	1,021.72	0.62	3.11
PowerShares DWA Consumer Staples Momentum Portfolio (PSL)
Actual	1,000.00	1,003.86	0.63	3.13
Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16
PowerShares DWA Energy Momentum Portfolio (PXI)
Actual	1,000.00	1,124.77	0.63	3.32
Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16

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Fees and Expenses (continued)

	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares DWA Financial Momentum Portfolio (PFI)
Actual	$1,000.00	$1,035.35	0.63%	$3.18
Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16
PowerShares DWA Healthcare Momentum Portfolio (PTH)
Actual	1,000.00	1,017.57	0.63	3.15
Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16
PowerShares DWA Industrials Momentum Portfolio (PRN)
Actual	1,000.00	1,036.61	0.63	3.18
Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16
PowerShares DWA Technology Momentum Portfolio (PTF)
Actual	1,000.00	972.03	0.63	3.08
Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16
PowerShares DWA Utilities Momentum Portfolio (PUI)
Actual	1,000.00	1,120.74	0.63	3.31
Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16
PowerShares NASDAQ Internet Portfolio (PNQI)
Actual	1,000.00	985.43	0.60	2.95
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2014. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value of the period, then multiplying the result by 181/365. Expense ratios for the most recent half-year may differ from expense ratios based on annualized data in the Financial Highlights.

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Tax Information

	Qualified Dividend Income*	Dividends-Received Deduction*
DWA Basic Materials Momentum Portfolio	100%	100%
DWA Consumer Cyclicals Momentum Portfolio	100%	100%
DWA Consumer Staples Momentum Portfolio	100%	100%
DWA Energy Momentum Portfolio	100%	100%
DWA Financial Momentum Portfolio	100%	100%
DWA Healthcare Momentum Portfolio	100%	100%
DWA Industrials Momentum Portfolio	100%	100%
DWA Technology Momentum Portfolio	100%	100%
DWA Utilities Momentum Portfolio	100%	100%
NASDAQ Internet Portfolio	0%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

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Trustees and Officers

The Independent Trustees, the Non-Independent Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and the other directorships, if any, held by each Trustee are shown below.

The Trustees and officers information is current as of April 30, 2014.

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge (1958) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	114	None

Todd J. Barre (1957) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	114	None

Marc M. Kole (1960) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2006	Chief Financial Officer, Hope Network (social services) (2008-2012); formerly, Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Senior Vice President of Finance, Oxford Health Plans (2000-2004).	114	None

Yung Bong Lim (1964) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Managing Partner, Residential Dynamics Group LLC (2008-Present); formerly, Managing Director, Citadel Investment Group, L.L.C. (1999-2007).	114	None

Philip M. Nussbaum (1961) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2003	Chairman, Performance Trust Capital Partners (2004-Present).	114	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At April 30, 2014, the “Fund Family” consisted of the Trust’s 53 portfolios and three other exchange-traded fund trusts with 61 portfolios advised by the Adviser.

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Trustees and Officers (continued)

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker (1961) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	114	None

Donald H. Wilson (1959) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2006	Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013–Present); Chairman and Chief Executive Officer, Stone Pillar Advisers, Ltd. (2010-Present); formerly, Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	114	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At April 30, 2014, the “Fund Family” consisted of the Trust’s 53 portfolios and three other exchange-traded fund trusts with 61 portfolios advised by the Adviser.

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Trustees and Officers (continued)

The Non-Independent Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustee and the other directorships, if any, held by the Non-Independent Trustee are shown below.

Name, Address and Age of Non-Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustee	Other Directorships Held by Non-Independent Trustee During the Past 5 Years
Kevin M. Carome (1956) Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2006-Present); Director, Invesco Advisers, Inc. (2009-Present); Director, Invesco Advisers, Inc., Invesco Finance PLC, INVESCO Funds Group, Inc., and Invesco Holding Company Limited; Director and Executive Vice President, Invesco Finance, Inc., Invesco Group Services, Inc., Invesco Investments (Bermuda) Ltd., Invesco North American Holdings, Inc., and IVZ, Inc.; Director and Secretary, IVZ Bahamas Private Limited; formerly, Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	114	None

*	This is the date the Non-Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At April 30, 2014, the “Fund Family” consisted of the Trust’s 53 portfolios and three other exchange-traded fund trusts with 61 portfolios advised by the Adviser.

75

Trustees and Officers (continued)

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg (1974) Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	President	Since 2009	Director, Invesco Distributors, Inc. (2012-Present); Managing Director—U.S. Strategy and Marketing, Invesco PowerShares Capital Management LLC (2010-Present); Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. in the United States (2008-Present); Director, Invesco Distributors, Inc. (2012-Present); and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company’s North American Institutional and Retirement divisions (2002-2007).

Peter Hubbard (1981) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President and Director of Portfolio Management—Invesco PowerShares Capital Management LLC (2008-Present); formerly, Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

David Warren (1957) Invesco Canada Ltd. 5140 Yonge Street Suite 900, Toronto, Ontario M2N 6X7	Vice President	Since 2009	Managing Director—Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) and Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Invesco Canada Holdings Inc. (2002-Present), Invesco Corporate Class Inc., and Invesco Canada Fund Inc.; Director, Executive Vice President and Chief Financial Officer, Invesco, Inc.; formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2006).

Sheri Morris (1964) Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Vice President	Since 2012	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; formerly, Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Rudolf E. Reitmann (1971) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Head of Global Exchange Traded Funds Operations, Invesco PowerShares Capital Management LLC (since 2013).

*	This is the date the officer began serving the Trust. Each officer serves an indefinite term, until his or her successor is elected.

76

Trustees and Officers (continued)

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper (1968) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Senior Vice President, Invesco Distributors, Inc. (since 2014); Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Managing Director, Invesco PowerShares Global ETFs (since 2013); formerly, Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Steven M. Hill (1964) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2013	Vice President and Treasurer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (since 2011); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Christopher Joe (1969) Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Chief Compliance Officer	Since 2012	U.S. Compliance Director, Invesco, Ltd. (since 2006); formerly, Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser) (2010-2013); formerly, Assistant Fund Accounting Manager, Invesco, Ltd. (1998-1999).

Anna Paglia (1974) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-Present); Head of Legal, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date the officer began serving the Trust. Each officer serves an indefinite term, until his or her successor is elected.

77

Board Considerations Regarding Continuation of Investment Advisory Agreement

At a meeting held on April 17, 2014, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the “Adviser”) and the Trust for the following 51 series (each, a “Fund” and collectively, the “Funds”):

PowerShares Aerospace & Defense Portfolio

PowerShares BuyBack Achievers™ Portfolio

PowerShares Cleantech™ Portfolio

PowerShares Dividend AchieversTM Portfolio

PowerShares DWA Momentum Portfolio

PowerShares DWA Basic Materials Momentum Portfolio

PowerShares DWA Consumer Cyclicals Momentum Portfolio

PowerShares DWA Consumer Staples Momentum Portfolio

PowerShares DWA Energy Momentum Portfolio

PowerShares DWA Financial Momentum Portfolio

PowerShares DWA Healthcare Momentum Portfolio

PowerShares DWA Industrials Momentum Portfolio

PowerShares DWA NASDAQ Momentum Portfolio

PowerShares DWA Technology Momentum Portfolio

PowerShares DWA Utilities Momentum Portfolio

PowerShares Dynamic Biotechnology & Genome Portfolio

PowerShares Dynamic Building & Construction Portfolio

PowerShares Dynamic Energy Exploration & Production Portfolio

PowerShares Dynamic Food & Beverage Portfolio

PowerShares Dynamic Large Cap Growth Portfolio

PowerShares Dynamic Large Cap Value Portfolio

PowerShares Dynamic Leisure and Entertainment Portfolio

PowerShares Dynamic Market Portfolio

PowerShares Dynamic Media Portfolio

PowerShares Dynamic Networking Portfolio

PowerShares Dynamic Oil & Gas Services Portfolio

PowerShares Dynamic Pharmaceuticals Portfolio

PowerShares Dynamic Retail Portfolio

PowerShares Dynamic Semiconductors Portfolio

PowerShares Dynamic Software Portfolio

PowerShares Financial Preferred Portfolio

PowerShares FTSE RAFI US 1000 Portfolio

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

PowerShares Fundamental Pure Large Core Portfolio

PowerShares Fundamental Pure Large Growth Portfolio

PowerShares Fundamental Pure Large Value Portfolio

PowerShares Fundamental Pure Mid Core Portfolio

PowerShares Fundamental Pure Mid Growth Portfolio

PowerShares Fundamental Pure Mid Value Portfolio

PowerShares Fundamental Pure Small Core Portfolio

PowerShares Fundamental Pure Small Growth Portfolio

PowerShares Fundamental Pure Small Value Portfolio

PowerShares Global Listed Private Equity Portfolio

PowerShares Golden Dragon China Portfolio

PowerShares High Yield Equity Dividend Achievers TM Portfolio

PowerShares International Dividend AchieversTM Portfolio

PowerShares S&P 500® High Quality Portfolio

PowerShares Water Resources Portfolio

PowerShares WilderHill Clean Energy Portfolio

PowerShares WilderHill Progressive Energy Portfolio

PowerShares Zacks Micro Cap Portfolio

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the costs of services provided and estimated profits realized by the Adviser, (iv) the extent to which economies of scale are realized as a Fund grows, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (vi) comparisons of services rendered to and amounts paid by other registered investment companies and (vii) any benefits realized by the Adviser from its relationship with each Fund. Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd., and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds, their underlying indexes and their primary benchmarks for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2013, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between each Fund and its underlying index. In reviewing the tracking error report, the Trustees considered information provided by Ibbotson Associates, a consultant to the Independent Trustees, with respect to general expected tracking error ranges and various

78

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

explanations for any tracking error. The Trustees noted that for each applicable period the correlation and tracking error for each Fund was within the targeted range set forth in the Trust’s registration statement. The Trustees concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s advisory fee and net expense ratio, as compared to information compiled by the Adviser from Lipper Inc. databases on the advisory fees and net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end actively-managed funds. The Trustees noted that the annual advisory fee charged to each Fund is:

—	0.50% of the Fund’s average daily net assets for each Fund other than PowerShares Dividend Achievers™ Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio, PowerShares International Dividend AchieversTM Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Large Value Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio, PowerShares Fundamental Pure Small Growth Portfolio, PowerShares Fundamental Pure Small Value Portfolio and PowerShares S&P 500® High Quality Portfolio;

—	0.40% of the Fund’s average daily net assets for each of PowerShares Dividend Achievers™ Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio and PowerShares International Dividend Achievers™ Portfolio; and

—	0.29% of the Fund’s average daily net assets for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Large Value Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio, PowerShares Fundamental Pure Small Growth Portfolio, PowerShares Fundamental Pure Small Value Portfolio and PowerShares S&P 500® High Quality Portfolio.

The Trustees also noted that the Adviser has agreed to waive a portion of its advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund’s average daily net assets, at least until August 31, 2015, as set forth below:

—	0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares DWA NASDAQ Momentum Portfolio and PowerShares Dynamic Market Portfolio;

—	0.50%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares Dividend Achievers™ Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio and PowerShares International Dividend Achievers™ Portfolio;

—	0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Large Value Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio, PowerShares Fundamental Pure Small Growth Portfolio and PowerShares Fundamental Pure Small Value Portfolio;

—	0.29%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for PowerShares S&P 500® High Quality Portfolio;

—

0.60%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for PowerShares DWA Basic Materials Momentum Portfolio, PowerShares DWA Consumer Cyclicals Momentum Portfolio, PowerShares DWA Consumer Staples Momentum Portfolio, PowerShares DWA Energy

79

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

Momentum Portfolio, PowerShares DWA Financial Momentum Portfolio, PowerShares DWA Healthcare Momentum Portfolio, PowerShares DWA Industrials Momentum Portfolio, PowerShares DWA Technology Momentum Portfolio and PowerShares DWA Utilities Momentum Portfolio (the Trustees noted that prior to December 17, 2013, licensing fees were excluded from the Expense Cap); and

—	0.60%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each other Fund.

The Trustees noted that the Adviser represented that it does not serve as the investment adviser to any clients, other than other ETFs also overseen by the Trustees, with comparable investment strategies as the Funds, but that the Adviser provides sub-advisory services to clients with comparable investment strategies as certain of the Funds. The Trustees further noted the Adviser’s explanation with respect to the sub-advisory fees it receives for such services in comparison to the advisory fees charged to the Funds. The Trustees noted that each Fund’s advisory fee was:

—	higher than the median advisory fee of its ETF peer funds (except for the advisory fee of each of PowerShares Financial Preferred Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Small Value Portfolio, PowerShares Global Listed Private Equity Portfolio, PowerShares Golden Dragon China Portfolio and PowerShares International Dividend Achievers™ Portfolio, which was equal to or lower than the median advisory fee of its ETF peer funds); and

—	higher than the median advisory fee of its open-end index peer funds (except for the advisory fee of each of PowerShares Dividend Achievers™ Portfolio, PowerShares DWA Momentum Portfolio, PowerShares DWA NASDAQ Momentum Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Growth Portfolio, PowerShares Fundamental Pure Small Value Portfolio and PowerShares High Yield Equity Dividend Achievers™ Portfolio, which was equal to or lower than the median advisory fee of its open-end index peer funds; and there was no comparable data for PowerShares Aerospace & Defense Portfolio, PowerShares Cleantech™ Portfolio, PowerShares DWA Basic Materials Momentum Portfolio, PowerShares DWA Consumer Cyclicals Momentum Portfolio, PowerShares DWA Consumer Staples Momentum Portfolio, PowerShares DWA Energy Momentum Portfolio, PowerShares DWA Financial Momentum Portfolio, PowerShares DWA Healthcare Momentum Portfolio, PowerShares DWA Industrials Momentum Portfolio, PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Building & Construction Portfolio, PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Food & Beverage Portfolio, PowerShares Dynamic Leisure and Entertainment Portfolio, PowerShares Dynamic Media Portfolio, PowerShares Dynamic Oil & Gas Services Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Retail Portfolio, PowerShares Financial Preferred Portfolio, PowerShares Global Listed Private Equity Portfolio, PowerShares Golden Dragon China Portfolio, PowerShares International Dividend Achievers™ Portfolio, PowerShares Water Resources Portfolio, PowerShares WilderHill Clean Energy Portfolio or PowerShares WilderHill Progressive Energy Portfolio); but

—	lower than the median advisory fee of its open-end actively-managed peer funds.

The Trustees determined that the advisory fees were reasonable, noting the complexity of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser. With respect to the Funds’ net expense ratios, the Trustees noted that the net expense ratio for each Fund was:

—	higher than the median net expense ratio of its ETF peer funds (except for the net expense ratio of each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Small Core Portfolio, PowerShares Golden Dragon China Portfolio, PowerShares International Dividend Achievers Portfolio and PowerShares S&P 500® High Quality Portfolio, which was equal to or less than the median net expense ratio of its ETF peer funds); and

—

higher than the median net expense ratio of its open-end index peer funds (except for the net expense ratio of each of PowerShares Dividend Achievers™ Portfolio, PowerShares DWA Momentum Portfolio, PowerShares DWA NASDAQ Momentum Portfolio, PowerShares DWA Technology Momentum Portfolio, PowerShares DWA Utilities Momentum Portfolio, PowerShares Dynamic Large Cap Growth Portfolio, PowerShares Dynamic Networking Portfolio, PowerShares Dynamic Semiconductors Portfolio, PowerShares Dynamic Software Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio, PowerShares Fundamental Pure Small Growth Portfolio, PowerShares Fundamental Pure Small Value Portfolio, PowerShares High Yield Equity

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Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

Dividend Achievers™ Portfolio and PowerShares S&P 500® High Quality Portfolio, which was lower than the median net expense ratio of its open-end index peer funds; and there was no comparable data for PowerShares Aerospace & Defense Portfolio, PowerShares Cleantech™ Portfolio, PowerShares DWA Basic Materials Momentum Portfolio, PowerShares DWA Consumer Cyclicals Momentum Portfolio, PowerShares DWA Consumer Staples Momentum Portfolio, PowerShares DWA Energy Momentum Portfolio, PowerShares DWA Financial Momentum Portfolio, PowerShares DWA Healthcare Momentum Portfolio, PowerShares DWA Industrials Momentum Portfolio, PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Building & Construction Portfolio, PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Food & Beverage Portfolio, PowerShares Dynamic Leisure and Entertainment Portfolio, PowerShares Dynamic Media Portfolio, PowerShares Dynamic Oil & Gas Services Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Retail Portfolio, PowerShares Financial Preferred Portfolio, PowerShares Global Listed Private Equity Portfolio, PowerShares Golden Dragon China Portfolio, PowerShares International Dividend Achievers™ Portfolio, PowerShares Water Resources Portfolio, PowerShares WilderHill Clean Energy Portfolio or PowerShares WilderHill Progressive Energy Portfolio); but

—	lower than the median net expense ratio of its open-end actively-managed peer funds.

The Trustees noted that a significant component of the non-advisory fee expenses was the license fees paid by the Funds, and noted those Funds for which license fees are included in the Funds’ Expense Caps.

The Board concluded that the advisory fee and expense ratio of each Fund (giving effect to the Fund’s Expense Cap) were reasonable and appropriate in light of the services provided.

In conjunction with their review of fees, the Trustees also considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for each Fund, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its profitability, as well as any profits or losses realized by the Adviser from its relationship to each Fund. The Trustees concluded that the estimated profitability to the Adviser of the advisory services provided to any of the Funds was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale are realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size, expense ratio and expense limitation agreed to by the Adviser. The Trustees noted that, for Funds whose expenses are higher than their respective Expense Caps, any reduction in that Fund’s expenses would be enjoyed by the Adviser, but that Fund shareholders benefit from the lower expense ratio as a result of the Fund’s Expense Cap. The Trustees also noted that the Excess Expense Agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than PowerShares Dynamic Market Portfolio and PowerShares DWA NASDAQ Momentum Portfolio, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate, noting the Fund expenses the Adviser has borne as a result of the Expense Cap.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationship with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund.

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Board Considerations Regarding Continuation of Investment Advisory Agreement

At a meeting held on April 17, 2014, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the “Adviser”) and the Trust for PowerShares NASDAQ Internet Portfolio and PowerShares S&P 500 BuyWrite Portfolio (each, a “Fund” and together, the “Funds”).

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the costs of services provided and estimated profits realized by the Adviser, (iv) the extent to which economies of scale are realized as a Fund grows, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (vi) comparisons of services rendered to and amounts paid by other registered investment companies and (vii) any benefits realized by the Adviser from its relationship with each Fund. Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd., and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s oversight of the execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds, their underlying indexes and their primary benchmarks for the one-year, three-year, five-year and since-inception (June 12, 2008 for PowerShares NASDAQ Internet Portfolio and December 20, 2007 for PowerShares S&P 500 BuyWrite Portfolio) periods ended December 31, 2013, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between each Fund and its underlying index. In reviewing the tracking error report, the Trustees considered information provided by Ibbotson Associates, a consultant to the Independent Trustees, with respect to general expected tracking error ranges and various explanations for any tracking error. The Trustees noted that for each period, the correlation and tracking error for each Fund was within the targeted range set forth in the Trust’s registration statement. The Trustees concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee, as compared to information compiled by the Adviser from Lipper Inc. databases on the expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end actively-managed funds. The Trustees noted that the annual unitary advisory fee is 0.60% for PowerShares NASDAQ Internet Portfolio and 0.75% for PowerShares S&P 500 BuyWrite Portfolio, and that the Adviser pays all other operating expenses of each Fund, except that each Fund pays its brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

The Trustees noted that the Adviser represented that it does not provide investment advisory services to any clients, other than other ETFs also overseen by the Trustees, with comparable investment strategies as the Funds. The Trustees noted that PowerShares NASDAQ Internet Portfolio’s advisory fee was higher than the median net expense ratio of its ETF peer funds, but was lower than the median net expense ratios of its open-end index peer funds and open-end actively-managed peer funds. The Trustees noted that PowerShares S&P 500 BuyWrite Portfolio’s advisory fee was lower than the median net expense ratios of its ETF peer funds, open-end index peer funds and open-end actively-managed peer funds. The Trustees noted that each Fund’s advisory fee was reasonable because of the complexity of the indexes, the distinguishing factors of the Funds and the administrative, operational and management oversight costs for the Adviser. The Trustees also noted that a portion of each Fund’s advisory fee was attributable to a license fee payable out of the unitary fee charged to that Fund. The Board concluded that the unitary advisory fee charged to each Fund was reasonable and appropriate in light of the services provided.

In conjunction with their review of the unitary advisory fee, the Trustees also considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement. The Trustees reviewed information provided by the

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Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

Adviser on its profitability, as well as any profits or losses realized by the Adviser from its relationship to each Fund. The Trustees concluded that the estimated profitability to the Adviser of the advisory services provided to each Fund was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale are realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and expense ratio. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationships with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund.

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invescopowershares.com.

©2014 Invesco PowerShares Capital Management LLC		P-PS-AR-3
3500 Lacey Road, Suite 700 Downers Grove, IL 60515
invescopowershares.com 800.983.0903	@PowerShares

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer. This Code is filed as an exhibit to this report on Form N-CSR under Item 12(a)(1). No substantive amendments to this Code were made during the reporting period. There were no waivers for the fiscal year ended April 30, 2014.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has three “audit committee financial experts” serving on its audit committee: Mr. Marc M. Kole, Mr. Gary R. Wicker and Mr. Donald H. Wilson. Each of these audit committee members is “independent,” meaning that he is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that person has any greater duties, obligations, or liability than those imposed on a person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board of trustees.

Item 4. Principal Accountant Fees and Services.

(a) to (d)

PricewaterhouseCoopers LLP (“PwC”) billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed by PwC for Services Rendered to the Registrant for fiscal year end 2014	(e)(2) Percentage of Services Approved for fiscal year end 2014 Pursuant to Waiver of Pre- Approval Requirement(1)	Fees Billed by PwC for Services Rendered to the Registrant for fiscal year end 2013	(e)(2) Percentage of Services Approved for fiscal year end 2013 Pursuant to Waiver of Pre- Approval Requirement(1)
Audit Fees	$671,700	N/A	$789,800	N/A
Audit-Related Fees	$0	0%	$0	0%
Tax Fees(2)	$408,510	0%	$419,580	0%
All Other Fees	$0	0%	$0	0%
Total Fees	$1,080,210	0%	$1,209,380	0%

(1) For the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant during the fiscal year in which the services are provided; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2) Tax fees for the fiscal year ended April 30, 2014 include fees billed for reviewing tax returns, 2013 excise tax returns and excise tax distributions calculations in addition to preparing the final tax returns for the two liquidated portfolios of the Trust. Tax fees for the fiscal year ended April 30, 2013 included fees billed for reviewing tax returns, 2012 excise tax returns and excise tax distribution calculations. .

(e) (1) Audit Committee Pre Approval Policies and Procedures

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As Adopted by the Audit Committee of the PowerShares Funds (the “Funds”)

June 26, 2009

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committee of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) is responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committee before payment is made. The Audit Committee will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committee will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through June 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

Delegation

The Chairman of the Audit Committee (or, in his or her absence, any member of the Audit Committee) may grant specific pre-approval for non-prohibited services for engagements of less than $20,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

Audit Services

The annual Audit services engagement terms will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant either general or specific pre-approval of other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committee may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; and assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committee, which writing may be in the form of the proposed engagement letter:

a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committee the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committee.

All Other Auditor Services

The Audit Committee may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committee at the quarterly Audit Committee meeting and will require specific approval by the Audit Committee before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

On an annual basis, the Auditor will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed at the next quarterly scheduled Audit Committee meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Funds’ Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the pre-approval policies and procedures and the SEC Rules.

Each request to provide Tax services under either the general or specific pre-approval of the Audit Committee will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committee the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management will immediately report to the Chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

(f)	Not applicable.

(g)	PwC billed the Registrant aggregate fees of $408,510 for the fiscal year ended April 30, 2014 and $419,580 for the fiscal year ended April 30, 2013 for non-audit services rendered to the Registrant.

PwC did not bill any fees for non-audit services rendered to the Registrant’s investment adviser (not including any Sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant for the fiscal years ended April 30, 2014 and April 30, 2013.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists solely of independent trustees. The Audit Committee members are, Marc M. Kole, Gary R. Wicker and Donald H. Wilson.
(b)	Not applicable

Item 6. Schedule of Investments.

(a)	The Schedules of Investments are included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.
(b)	Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have concluded that such disclosure controls and procedures are effective.

b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics is attached as Exhibit 99.CODEETH.

(a)(2) Certifications of the Registrant’s President and Treasurer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certifications of the Registrant’s President and Treasurer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	PowerShares Exchange-Traded Fund Trust

By:	/s/ Andrew Schlossberg
Name:	Andrew Schlossberg
Title:	President

Date:	July 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Schlossberg
Name:	Andrew Schlossberg
Title:	President

Date:	July 7, 2014

By:	/s/ Steven Hill
Name:	Steven Hill
Title:	Treasurer

Date:	July 7, 2014